UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a -12

India Globalization Capital, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐		No fee required.

☑		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.0001 per share

	(2)	Aggregate number of securities to which transaction applies: 0 shares (cash transaction)

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

	(4)	Proposed maximum aggregate value of transaction: $70,569,972(1)*

	(5)	Total fee paid: $2,166.50

☑		Fee paid previously with preliminary materials: $2,166.50

☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid: _________________________________

	(2)	Form, Schedule or Registration Statement No.: __________________

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

	(4)	Date Filed: _________________

Copies of all communications to:
Michael E. Blount, Esq.
Stanley S. Jutkowitz, Esq.
Seyfarth Shaw LLP
131 South Dearborn, Suite 2400
Chicago, Illinois 60603
(312) 460-5000
______________________

*Based on an exchange rate of $1.00 = INR 39.23 on November 19, 2007. Pursuant to paragraphs (c), (f)(1) and (f)(3) of Rule 457 and estimated solely for the purpose of calculating the filing fee.

i

INDIA GLOBALIZATION CAPITAL, INC.

4336 Montgomery Avenue
Bethesda, MD, 20814
(301) 983-0998

To the Stockholders of India Globalization Capital, Inc.:

     You are cordially invited to attend a special meeting of the stockholders of India Globalization Capital, Inc. (“IGC”), with respect to the proposed transactions by IGC acting directly or indirectly through one or more newly formed affiliates ( with IGC, the “IGC Group”). The special meeting will be held at 10.00 a.m. Eastern Time, on February 20, 2008, at the offices of Seyfarth Shaw LLP, 815 Connecticut Ave, N.W., Suite 500, Washington, D.C. 20006.

     At this important meeting, you will be asked to consider and vote upon the following proposals:

  to approve the “Acquisition Proposal” of IGC acting directly or indirectly through one or more newly formed affiliates, consisting of the following proposed acquisitions: a) acquisition of a 63% equity interest in Sricon Infrastructure Private Limited (“Sricon”), b) the acquisition of convertible preference shares, and a direct equity interest in Techni Bharathi Limited (“TBL”) and c) the acquisition from Odeon Limited of convertible preference shares of TBL, which when converted along with the convertible preference shares purchased directly from TBL would result in IGC owning a 77% equity interest in TBL, to elect Sudhakar Shenoy and Suhail Nathani to IGC’s board of directors to hold office as Class A directors for a period to expire at the fourth annual meeting of stockholders;

  to adopt the IGC 2008 Omnibus Incentive Plan (“Stock Plan”); and

  to approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

     The approval of the Acquisition Proposal, the approval of the proposal to elect the director-nominees and the approval of any adjournments or postponements of this meeting are not conditioned on the approval of the other proposals listed above. However, the approval of the proposal to adopt the Stock Plan is conditioned upon the approval of the Acquisition Proposal.

     The affirmative vote of a majority of the shares of common stock, issued in our initial public offering, that are present in person, or by proxy, and entitled to vote at the meeting is required to approve the Acquisition Proposal. The affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting is required to approve adoption of the Stock Plan and the adjournment proposal. To be elected as a director a nominee must receive the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting.

     Each stockholder that holds shares of the common stock issued in our initial public offering or purchased following that offering in the open market has the right to vote against the acquisition proposal and, at the same time, demand that we convert that stockholder’s shares into cash equal to a pro rata portion, or approximately $5.89 per share net of estimated taxes as of September 30, 2007 of the trust account in which a substantial portion of the net proceeds of our initial public offering is deposited. If the acquisition is not completed, then your shares will not be converted to cash at this time, even if you so elected. However, if holders of 2,260,900 or more shares of common stock issued in our initial public offering, an amount equal to 20% of the total number of shares of common stock issued in the initial public offering, vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, then we will not be able to consummate the acquisition. Our units, shares of common stock and warrants are listed on the American Stock Exchange under the symbols IGC.U, IGC, and IGC.WT, respectively. The securities of Sricon and TBL are not listed or quoted on any Indian or US securities exchange.

     After careful consideration of the terms and conditions of the Acquisition Proposal, our board of directors has determined that the acquisitions and the transactions contemplated thereby are fair to and in the best interests of IGC and its stockholders. Our board of directors unanimously recommends that you vote or give instruction to vote “FOR” the acquisition proposal, “FOR” the Stock Plan proposal, “FOR” the election of each of the nominees to our board of directors and “FOR” the adjournment proposal.

     We are soliciting the enclosed proxy card on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock.

     Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisitions and the other proposals listed above. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. In particular, you should carefully consider the discussion in the section entitled “Risk Factors” beginning on page 21 of the proxy statement.

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

     This proxy statement is dated February 6, 2008, and is first being mailed to IGC stockholders on or about February 8, 2008.

     I look forward to seeing you at the meeting.

Sincerely,

RAM MUKUNDA
Chief Executive Officer

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, or passed upon the fairness or merits of this transaction or the adequacy or accuracy of the enclosed proxy statement. Any contrary representation is a criminal offense.

INDIA GLOBALIZATION CAPITAL, INC.

4336 Montgomery Avenue
Bethesda, MD 20814
(301) 983-0998
_________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on February 20, 2008
_________________________

TO THE STOCKHOLDERS OF INDIA GLOBALIZATION CAPITAL, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of India Globalization Capital, Inc. a Maryland corporation, will be held at 10:00 a.m., Eastern Time, on February 20, 2008, at the offices of Seyfarth Shaw, LLP 815 Connecticut Ave, N.W., Suite 500, Washington, D.C. 20006 for the following purposes:

  to approve the “Acquisition Proposal” of IGC acting directly or indirectly through the IGC Group, consisting of the following proposed acquisitions: a) acquisition of a 63% equity interest in Sricon Infrastructure Private Limited (“Sricon”), b) the acquisition of convertible preference shares, and a direct equity interest in Techni Bharathi Limited (“TBL”) and c) the acquisition from Odeon Limited of convertible preference shares of TBL, which when converted along with the convertible preference shares purchased directly from TBL would result in IGC owning a 77% equity interest in TBL;

  to elect Sudhakar Shenoy and Suhail Nathani to IGC’s board of directors to hold office as Class A directors for a period to expire at the fourth annual meeting of stockholders;

  to adopt the IGC 2008 Omnibus Incentive Plan; and

  to approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

     Our board of directors has fixed the close of business on February 4, 2008 as the date for which our stockholders are entitled to receive notice of, and to vote at, our special meeting and any adjournments or postponements thereof. Only the holders of record of our common stock on that date are entitled to have their votes counted at our special meeting and any adjournments or postponements thereof.

     We will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement by our board of directors.

     Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of our common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

     Our board of directors unanimously recommends that you vote “FOR” the Acquisition Proposal, “FOR” the Stock Plan proposal, “FOR” the election of each of the nominees to our board of directors and “FOR” the adjournment proposal.

By Order of the Board of Directors,

RAM MUKUNDA
Chief Executive Officer

Date : February 6, 2008

INDIA GLOBALIZATION CAPITAL, INC.
_________________________

PROXY STATEMENT FOR SPECIAL MEETING OF
STOCKHOLDERS OF
INDIA GLOBALIZATION CAPITAL, INC.
_________________________

     The board of directors of India Globalization Capital, Inc., which we call IGC, acting directly or indirectly through one or more newly formed affiliates (“IGC Group”), has unanimously approved the following proposed acquisitions: a) acquisition of a 63% equity interest in Sricon Infrastructure Private Limited (“Sricon”), b) the acquisition of convertible preference shares, and a direct equity interest in Techni Bharathi Limited (“TBL”),and c) the acquisition from Odeon Limited of convertible preference shares of TBL, which when converted along with the convertible preference shares purchased directly from TBL would result in IGC owning a 77% equity interest in TBL. If approved by our stockholders, we will make the Sricon and TBL related purchases pursuant to the laws of India through a wholly owned subsidiary in Mauritius. We refer to the proposed acquisitions collectively as the Acquisition Proposal.

     Furthermore, our board of directors has unanimously approved the adoption of the IGC 2008 Omnibus Incentive Plan, which we refer to as the Stock Plan, the nomination of two individuals to serve on our board of directors, and a proposal to authorize the adjournment or postponement of the special meeting to a later date, if necessary to permit further solicitation of proxies.

     If the Acquisition Proposal is approved, you will continue to hold the IGC securities that you currently own, unless you vote against the Acquisition Proposal and elect a cash conversion of your common stock, as described below.

     IGC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business with operations in India. Sricon and TBL are infrastructure companies that specialize in road maintenance and road building, in India. Sricon also has a contract to Build Operate and Transfer (BOT) one of the highways in India. In addition, IGC, if the Acquisition Proposal is approved, will purchase a 24-megawatt wind energy farm to be built by CWEL. It is expected that CWEL will take between 9 and 12 months to build out the wind energy farm. The wind energy farm will serve as a platform for future growth and acquisitions in the alternative energy sector in India. We believe that these acquisitions will provide you with an opportunity to participate in a company with significant growth potential in the infrastructure and alternative energy sectors in India.

     IGC’s units, shares of common stock and warrants are listed under the symbols IGC.U, IGC, and IGC.WT on the American Stock Exchange, respectively. The securities of Sricon and TBL are not listed or quoted on any securities exchange.

     As the stockholders of IGC are not receiving any consideration or exchanging any of their outstanding securities in connection with the Acquisition Proposal, and are simply being asked to vote on the matter, it is not expected that the IGC stockholders will have any tax-related issues as a result of voting on these matters. However, if you vote against the Acquisition Proposal and elect a cash conversion of your common stock into your pro-rata portion of the trust account and as a result receive cash in exchange for your common stock, there may be certain adverse tax consequences, such as realizing a gain or loss on your investment in IGC shares. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

Important Notes	1
Summary Term Sheet	2
The Special Meeting	8
Selective Summary Historical Financial Information	14
Questions And Answers	17
Risk Factors	21
Risks Associated With Our Industry And Doing Business In India	21
Risks Associated With The Acquisitions And Our Business	23
Risks Related To The Acquisition Proposal	25
Forward-Looking Statements	27
The Special Meeting	27
Proposal 1: The Acquisition Proposal	31
The Acquisition Agreements	51
Additional Investment Activity	62
Employment Agreements	65
Proposal 2: The Stock Plan Proposal	65
Proposal 3: The Nomination Proposal	69
Proposal 4: The Adjournment Proposal	70
Selected Historical Financial Information Of IGC	70
MD&A And Plan Of Operations Of IGC	71
Selected Historical Financial Information Of Sricon	76
MD&A And Plan Of Operations Of Sricon	76
Selected Historical Financial Information Of TBL	85
MD&A And Plan Of Operations Of TBL	85
Unaudited Pro Forma Condensed Financial Statement	91
Directors And Management Following The Acquisition	101
Certain Relationships And Related Transactions	110
Price Range Of Securities And Dividends	113
Stockholder Proposal	113
Delivery Of Documents To Stockholders	114
Where You Can Find Additional Information	114
Index to Financial Statements	vii
Financial Statements	F-1 to F-98

v

Annex A: Share Subscription Cum Purchase Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.	115
Annex B: Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on December 19, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.	135
Annex C: Second Amendment to the Share Subscription Cum Purchase Agreement Dated September 15, 2007, entered into on January 14, 2008 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.	147
Annex D: Shareholders Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.	152
Annex E: Share Subscription Cum Purchase Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.	176
Annex F: Amendment to the Share Subscription Agreement Dated September 16, 2007, entered into on December 21, 2007 by and among India Globalization Capital, Inc., Techni Bharathi Limited and the persons named as Promoters therein.	194
Annex G: Shareholders Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Barathi Limited and the persons named as Promoters therein.	214
Annex H: Share Purchase Agreement dated September 21, 2007 by and between India Globalization Capital, Inc. and Odeon Limited.	238
Annex I: Letter Agreement dated January 8, 2008 by and among India Globalization Capital, Inc., Odeon Limited, and Techni Bharathi Limited amending the Share Purchase Agreement dated September 21, 2007 by and among India Globalization Capital, Inc. and Odeon Limited.	247
Annex J: Contract Agreement dated April 29, 2007 between IGC, CWEL, AMTL and MAIL.	249
Annex K: First Amendment dated August 20, 2007 to Agreement dated April 29, 2007 between IGC, CWEL, AMTL and MAIL.	261
Annex L: 2008 Omnibus Incentive Plan.	263

     This proxy statement provides you with detailed information about the Acquisition Proposal, the proposed Stock Plan, the proposed nominees for election to our board of directors, the proposed adjournment proposal and the special meeting of stockholders. We encourage you to carefully read this entire document and the documents incorporated by reference. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 21.

     The Acquisition Proposal cannot be completed unless: (1) at least a majority of the shares of the common stock issued in our initial public offering, present in person or by proxy and entitled to vote at the special meeting as of February 4, 2008, approve the Acquisition Proposal and (2) holders of no more than 19.99% of our publicly traded shares of common stock can vote against the transactions and exercise their right to convert their shares into a pro rata portion of the trust fund that contains substantially all of the net proceeds from both our initial public offering and our private placement. The affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting is required to approve adoption of the 2008 Stock Plan and the adjournment proposal. To be elected as a director a nominee must receive the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting.

IMPORTANT NOTES

     As used in this proxy statement,

  “IGC,” “we,” “our,” and “us” refers to India Globalization Capital, Inc. or its wholly owned subsidiaries;

  “IGC-M” refers to the IGC wholly owned subsidiary incorporated in Mauritius.

  “Sricon” refers to Sricon Infrastructure Private Limited;

  “TBL” refers to Techni Bharathi Limited;

  “Odeon” refers to Odeon Limited;

  “CWEL” refers to Chiranjjeevi Wind Energy Limited;

  “IGC-Power” refers to a wholly-owned subsidiary of IGC that will hold the wind energy farm being acquired from CWEL; and

  “Transaction Documents” means the documents appended as Annexes A-I and such other documents as may be required in order to consummate the Acquisition Proposal.

     All references to “$” or “dollars” or USD in this proxy statement refer to United States dollars, unless otherwise indicated. The following table sets forth the average exchange rate for one U.S. dollar expressed in Indian Rupees (INR, or Rs.) for each period indicated and the exchange rate at the end of such period based upon the exchange rates for the applicable dates as reported by the website www.x-rates.com.

	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2007	2006	2005	2004	2003	2002
INR Rate at end of period	43.1	44.48	43.62	43.40	47.53	48.83

     On September 5, 2007, the last trading day prior to the announcement of IGC’s proposed acquisitions, the exchange rate for one U.S. dollar expressed in Indian Rupees based upon the inter-bank market rates for the applicable date as reported by the website www.x-rates.com was INR 40.81.

     The U.S. dollar costs of the Acquisition Proposal as set forth herein are based on upon the inter-bank market rates of one U.S. dollar per INR 40.00.

     All statements herein with respect to the percentage of the securities of a target company to be acquired are calculated based on the capitalization of the target after giving effect to the Acquisition Proposal.

SUMMARY TERM SHEET

While this summary term sheet describes the material terms that you should consider when evaluating the Acquisition Proposal, the proxy statement contains a more detailed description of these terms. We encourage you to read the proxy statement and the documents to which we refer in this entire proxy statement before voting your shares of IGC common stock.

INDIA GLOBALIZATION CAPITAL, INC. (IGC)

     India Globalization Capital, Inc., or IGC, organized under the laws of the State of Maryland on April 29, 2005, was formed to be a publicly traded “blank check” vehicle for the acquisition of one or more operating businesses with operations primarily in India through a merger, capital stock exchange, asset acquisition or other similar business combination.

     IGC has identified two sectors that it believes are fundamental to the development of India’s infrastructure:

1)	the building of high quality road, airport, seaport, railroad and other basic infrastructure, and

2)	the production of adequate sustainable energy, and in particular renewable clean energy, to power the anticipated growth in the Indian economy.

     IGC’s management believes that in order for India to become one of the leading global economies of the world, as predicted, India will have to vastly improve its basic infrastructure. For example, according to the World Bank (WB) 40% of India’s villages has no access to all weather roads and are often cut off during the monsoon season. In addition, according to a report by Ernst and Young (E&Y), 60% of India’s population has no electricity and even major cities face power cuts. IGC has identified companies in both road building and renewable energy that provide investors with:

1)	high projected growth rates,

2)	valuations that management believes provide an arbitrage comparable to similar public companies in the Indian markets, and

3)	a potential “early well-funded mover” advantage for these companies to become sector leaders, with U.S. level of corporate governance and reporting.

     Pursuant to our amended and restated certificate of incorporation, if we do not effect a business combination by March 8, 2008, then, pursuant to our certificate of incorporation, our officers and directors must take all actions necessary to promptly dissolve and liquidate IGC.

     The mailing address of our principal executive office is 4336 Montgomery Avenue, Bethesda, MD 20814 and our telephone number is 301-983-0998. See, “Information about IGC.”

IGC-M

     India Globalization Capital, Mauritius, Limited (IGC-M) is a wholly-owned subsidiary of IGC. It was formed on February 19, 2007 under the laws of Mauritius as a company that will hold assets in India. The governments of India and Mauritius have a tax treaty that treats investments routed through Mauritius favorably, including favorable treatment of corporate, dividend and capital gain taxes. India also has a Bilateral Investment Protection Agreement with Mauritius (June 2000). It is expected that IGC-M will hold the shares of the companies incorporated in India. The financial statements of IGC-M will be reflected in the financial statements of the holding company IGC.

INDUSTRY OF THE COMPANIES IN THE PROPOSALS, ROAD BUILDING

India’s road network:

     According to the World Bank, India’s roads face major challenges:

  Lane capacity is insufficient and most highways are still two lanes or less.

  The national highway system in India currently carries 40% of the total traffic, but constitutes only two percent of the total road network.

  Seventy percent of India’s population lives in rural areas and forty percent of villages do not have access to all weather roads and remain cut off during the monsoon season.

  Currently, only one third of routine road maintenance needs are being met.

  By the year 2011, the state and national highways will need to be widened and maintained at a cost of around $39 billion.

     The road building industry is broadly divided into three areas: maintenance, road building and Build Operate and Transfer, an approach taken by the government using a mechanism that can attract private investment as well as rapidly build out world-class roads.

     The total funding gap in creating and maintaining an adequate highway system is estimated at around $24 billion over a decade (WB). To fill the funding gap, the government has begun to encourage private investments in the form of Build Operate and Transfer of highways. BOT may also include design services to the extent that the proposed roadway requires more elaborate structures such as tunnels or bypasses. The government of India has already created a list of roads requiring an aggregate investment of between $23 and $24 billion that it expects to put out for bids as BOTs through the National Highway Authority India (NHAI), an organization charged with building out the national network of roads.

Sricon Infrastructure Private Limited

     Sricon Infrastructure Private Limited (“Sricon”), was incorporated as a private limited company on March 3, 1997 in Nagpur, India. Its registered office is at Pragati Layout, Rajeev Nagar, Nagpur 440025. Sricon is an engineering and construction company that is engaged in the execution of civil construction and structural engineering projects, inter alia, in the design building and maintenance of roads, highways, toll booths, over passes, as well as industrial infrastructure development such as power plants, water supply systems and mining. Sricon is accredited with ISO 9001:2000 certification and its present and past clients include various Indian government organizations that are responsible for the construction and maintenance of the network of Indian roads. For more on Sricon please see “Information about Sricon.”

Techni Bharathi Limited

     Techni Bharathi Limited (“TBL”) was incorporated as a public (but not listed on the stock market) limited company on June 19, 1982 in Cochin, India. Its registered office is at 34/136A Edappally Bypass Road, Cochin, 682024, Kerala, India. TBL is an engineering and construction company that is engaged in the execution of civil construction and structural engineering projects, such as in the design and building of roads, highways, bridges, tunnels, airport runways, rail roads and dams. TBL has a regional focus in the states of Andhra Pradesh, Karnataka and Tamil Nadu. Its present and past clients include various Indian government organizations that are responsible for the construction and maintenance of the network of Indian roads. For more on TBL please see “Information about TBL.”

THE ACQUISITION PROPOSAL

Sricon

     IGC proposes to acquire an aggregate 63% equity interest in Sricon on a fully diluted basis for a total price of approximately $29 million (the “Sricon Acquisition”) by purchasing an approximate 5% equity interest from the promoters of Sricon for about $3 million and the remaining 58% equity interest directly from Sricon for around $26 million, through the issuance of new Sricon shares.

Summary of Sricon Agreements:

Share Subscription cum Purchase Agreement (SSPA)

     The Sricon SSPA sets out the terms and conditions for IGC’s purchase of the common stock of Sricon. The agreement is incorporated by reference and summarized here:

  Sricon currently has 2,932,159 shares of issued, fully diluted common stock.

  IGC will purchase 351,840 shares from the Promoters (present owners) of Sricon for a total consideration of Indian Rupees 120,000,000 (approximately $3.0 million and approximately $8.53 per share).

  IGC will concurrently purchase 4,041,676 of newly issued shares from Sricon for Indian Rupees 1,030,000,000 (approximately $25.75 million and approximately $6.37 per share).

  At the end of the transaction Sricon will have approximately 6,973,835 shares issued and outstanding on a fully diluted basis. Of this, IGC will own about 63% or 4,393,516 shares. The promoters and management of Sricon will own the remaining shares.

  Under the terms of the SSPA, IGC has the right to execute the purchase agreement or assign the SSPA to a subsidiary. IGC expects to purchase the shares through its Mauritius subsidiary IGC-M.

  The promoters of Sricon and the management of IGC will provide customary representations and warranties to each other.

     The SSPA further provides that IGC and the other stockholders of Sricon will become parties to a Share Holders Agreement (SHA). The SHA is incorporated by reference and summarized here.

  Mr. R. L. Srivastava will be the Chairman of the board for a period of five years renewable through mutual consent.

  The SHA provides for deferred contingent consideration payable to the Promoters of Sricon in the form of shares of common stock (“Earn Out Shares”) based on Sricon meeting certain earnings targets. The targets and the number of Earn Out shares are set out as follows:
FY ending March 31,	2008	2009	2010
Revenue	$32m	$95m	$175m
Earnings	$5.25m	$15.5m	$25.0m
Earn Out shares	139,477	139,477	139,477

  If Sricon’s earnings for a given fiscal year are equal to at least 85% of such target, but are less than 100% of the target for that year, the Promoters shall receive a pro rated portion of the maximum share award for that fiscal year. If the earnings achieved in a fiscal year are less than 85% of the target, then no Earn Out Shares will be awarded.

     Pursuant to an Amendment to the Share Subscription Cum Purchase Agreement, IGC has agreed to advance Indian Rupees 128,342,500 (approximately $3,250,000 and approximately $6.45 per share) to Sricon towards the purchase of 503,620 of the 4,041,676 Sricon shares constituting approximately 14.66% of the post issued paid up share capital of Sricon) offered pursuant to the Original Sricon SSPA.

     The obligations of IGC to fund the deposit is subject to the fulfillment of certain conditions, including the following:

  The representations and warranties as provided in the Sricon SSPA remaining true and correct as of the closing of the transactions contemplated by the Amended Sricon SSPA (the “Sricon Completion”);

    Receipt of approvals of the Sricon Board of Directors of the Amended Sricon SSPA and the transactions contemplated thereunder;

    The performance and completion of certain agreements, obligations and conditions to be performed by Sricon and the Promoters under the Amended Sricon SSPA;

  Amendment of Sricon’s Memorandum and Articles of Association;

  The appointment of one nominee of IGC as a member of the Board of Director of Sricon by the shareholders of Sricon effective upon the completion of the funding;

  Sricon opening a new bank account with Citibank N.A;

  Written evidence from the Promoters that Ram Mukunda has become an authorized signatory on certain existing Sricon bank accounts subject to certain undertakings by Sricon. Mr. Mukunda is to be the sole signatory on the Citibank N.A. bank account subject to certain undertakings by Sricon;

  The Promoters and Sricon providing written confirmation that (i) they have given written instructions to the banks with whom certain existing Sricon bank accounts are maintained for automatic transfer into the Citibank N.A. bank account, every month, effective April 1, 2008, of 20% of the receivables paid into certain existing Sricon bank accounts, including without limitation, the receivables due to Sricon pursuant to the Joint Venture Agreement entered into by Sricon with Hindustan Steel Works Constructions Limited; (ii) no lender or third party has any rights over funds lying to the credit of the existing Sricon bank accounts; (iii) Sricon has not entered into any agreement whereby any party other than IGC has priority over the funds in the certain existing Sricon bank accounts or the Citibank N.A. bank account; and

  Sricon obtaining a certificate from an independent accountant indicating the fair value of the Sricon shares subject to the deposit.

  The Amended Sricon Subscription Agreement provides for certain covenants of the Promoters and Sricon to take effect upon funding, including the following:

    The Promoters and Sricon shall not propose any resolution at a Sricon shareholders meeting if such resolution is not approved by the IGC nominated Director at a meeting of the Sricon Board of Directors;

    Until the Sricon Completion, the Promoters shall not transfer all or any part of their shareholdings in Sricon to any person;

    Approval of the director nominated by IGC shall be required for passing any resolution which will have the effect of changing the signatories to the existing bank accounts and the Citibank N.A. account and for opening any account with any bank;

    Where a resolution for allotment of shares in favor of IGC is proposed by an IGC nominated Sricon Director, the Promoters (if they are also Sricon Directors) shall cause the Directors nominated by them to vote in favor of the resolution;

    The Sricon shareholders shall vote to approve an amendment to the Sricon Articles of Association; and

    The Promoters shall deliver to IGC certain documents creating a pledge (the “Pledge”) on 53.88% (1,579,711 shares) of Sricon’s existing share capital in favor of IGC to ensure that the Promoters will fulfill their obligations under the Amended Sricon Subscription Agreement.

     Pursuant to a Second Amendment to the Share Subscription Cum Purchase Agreement dated January 14, 2008, IGC and Sricon agreed that IGC may make additional advances to Sricon from time to time on the terms set forth in the original Amendment. Pursuant to the Second Amendment, IGC has advanced an additional US$500,000 to Sricon.

TBL

     IGC proposes to acquire an approximately 77% equity interest in TBL for a total price of around $12 million (the “TBL Acquisition”). IGC proposes to purchase an approximately 38.7% equity interest directly from TBL for around $6.9 million, purchase directly from TBL a new convertible debenture that may be converted to approximately 11.3% equity interest in TBL for about $3.13 million, and purchase a convertible preferred debenture from Odeon Limited that may be converted to an approximately 27% equity interest in TBL for $2 million. The preceding percentages are calculated on a fully-diluted basis after giving effect to the TBL Acquisition.

Summary of TBL and Odeon Agreements:

  TBL and Odeon Share Purchase Agreement (SPA): The TBL and Odeon SPAs set out the terms and conditions for IGC’s purchase of the common stock of TBL and the preferred convertible debenture from Odeon. The agreements are incorporated by reference and summarized here:

    TBL currently has 4,287,500 shares of common stock issued and outstanding.

    Odeon owns a preferred convertible debenture, which may be converted to 5,000,000 shares of common stock.

    At closing, IGC will purchase the following:

      7,150,000 shares of common stock from TBL for INR 275,000,000 (approximately $6.9 million);

      the preferred convertible debenture from Odeon for $2.0 million; and

      new convertible preferred shares (CPS) from TBL for INR 125,000,000 (approximately $3.13 million). The instrument will carry a dividend of 6% and may be converted to 2,100,000 shares of common stock.

    In summary, at closing, there will be 18,537,500 shares issued and outstanding on a fully diluted basis. Of these, IGC will own approximately 14,250,000 shares, or approximately 77%, under the assumption that IGC elects to convert both convertible instruments.

    Under the terms of the SPAs, IGC has the right to execute the purchase agreement or assign the SPA to a subsidiary. IGC expects to execute the purchases through its Mauritius subsidiary, IGC-M.

    The promoters of TBL and the management of IGC will provide customary representations and warranties to each other.

    The promoters of Odeon will not provide any representations or warrantees about TBL, but will provide customary warranties relating to Odeon. The agreement with Odeon has a deadline of January 31, 2008, unless extended by mutual consent. By a letter agreement dated January 8, 2008 by and among IGC, TBL, and Odeon (the “Odeon Amendment”), the parties agreed to extend the deadline for closing the transactions contemplated by the Odeon SPA until April 30, 2008 with no provision for further extensions.

  TBL Share Holders Agreement (SHA): The agreements are incorporated by reference and summarized here.

    Mr. V.C. Antony will be the Chairman of the board.

    Mr. Jortin Antony (son of V. C. Antony) will be the managing director.

    The TBL SHA provides for deferred contingent consideration payable to the Promoters of TBL in the form of shares of common stock (“TBL Earn Out Shares”) based on TBL meeting certain earnings targets. The targets and the number of TBL Earn Out shares are set out as follows:

FY ending March 31,	2008	2009	2010	2011	2012
	(In millions of US dollars, except share data)
Revenue	$18.8	$35.0	$56.3	$81.3	$125.0
Earnings	$2.6	$4.0	$5.6	$8.1	$12.5
TBL Earn Out shares	140,800	265,800	265,800	265,800	265,800

  If TBL’s earnings for a given fiscal year are equal to at least 85% of such target, but are less than 100% of the target for that year, the Promoters shall receive a pro rated portion of the maximum share award for that fiscal year. If the earnings achieved in a fiscal year are less than 85% of the target, then no TBL Earn Out Shares will be awarded.

     Pursuant to an Amendment to the TBL SPA (the “Amended TBL SPA”), IGC has agreed to advance (the “TBL Advance”) Indian Rupees 105,598,500 (approximately $2,670,000 and approximately $6.45 per share) to TBL towards the purchase of 2,745,671 of the 7,150,000 TBL shares constituting approximately 39.04% of the post issued paid up share capital of TBL) offered pursuant to the Original TBL SSPA.

     The obligations of IGC to fund the deposit is subject to the fulfillment of certain conditions , including the following:

  The representations and warranties as provided in the TBL SPA remaining true and correct as of the consummation of the transactions contemplated by the Amended TBL SPA (the “TBL Completion”);

    Receipt of approvals of the TBL Board of Directors of the Amended TBL SPA and the transactions contemplated thereunder;

    The performance and completion of certain agreements, obligations and conditions to be performed by TBL and the Promoters under the Amended TBL SPA;

    Amendment of TBL’s Articles of Association;

    The appointment of one nominee of IGC as a member of the Board of Director of TBL by the shareholders of TBL effective upon the completion of the funding;

    TBL opening a new bank account with Citibank N.A;

    Written evidence from the Promoters that Ram Mukunda and an IGC nominee have become, in addition to the existing signatories, authorized signatories on certain existing TBL bank accounts subject to certain undertakings by TBL. Mr. Mukunda and the IGC nominee are to be the exclusive signatories on the Citibank N.A. account subject to certain undertakings by TBL;

    The Promoters and TBL providing written confirmation that (i) TBL receivables are free of encumbrances; (ii) no lender or third party has any rights over the TBL receivables, (iii) TBL receivables are credited to the Citibank N.A. bank account; (iv) TBL receivables are free to be utilized as contemplated under the Amended TBL Subscription Agreement; (v) TBL receivables are not subject to any agreement whereby any party other than IGC has priority over the receivables; and (vi) except for certain existing TBL bank accounts, TBL does not maintain any other bank accounts;

    TBL obtaining a certificate from an independent accountant indicating the fair value of the TBL shares subject to the deposit.

  Promoters obtaining receipt of certain consents and certificates on behalf of TBL;

  Promoters and TBL undertaking to utilize the deposit for certain purposes as set forth in the Amended TBL Subscription Agreement and to provide details at weekly intervals;

  Promoters and TBL confirming that except for SAAG RR Infra Limited (“SAAG”) and Odeon, the TBL Board of Directors does not recognize any other “investors” (as identified in the TBL Articles of Association) and no persons other than SAAG and Odeon have been granted special rights or privileges at meetings of the TBL Board of Directors or the TBL shareholders;

  Promoters causing TBL to recognize IGC as an “investor” under its Articles of Association;

  Promoters causing TBL to execute the necessary forms to enable the refund of the TBL Advance to IGC if the conditions precedent to the Original TBL Subscription Agreement are not satisfied;

  Promoters transferring 10 equity shares of TBL to Mr. Sujjain Talwar or any other person nominated by IGC at a price to be determined by IGC;

  Promoters and TBL obtaining a letter from SAAG confirming that SAAG will not exercise its right to subscribe for TBL securities and will release TBL from all claims upon receipt of repayment of a certain loan; and

  Promoters delivering to IGC a non-objection certificate.

     The Amended TBL Subscription Agreement provides for certain covenants of the Promoters and TBL to take effect upon funding, including the following:

  The Promoters and TBL shall not propose any resolution at a TBL shareholders meeting if such resolution is not approved by the IGC nominated Director at a meeting of the TBL Board of Directors;

  Until the TBL Completion, the Promoters shall not transfer all or any part of their shareholdings in TBL to any person;

  Where a resolution for allotment of shares in favor of IGC is proposed by an IGC nominated TBL Director, the Promoters (if they are also TBL Directors) shall cause the Directors nominated by them to vote in favor of the resolution;

  The TBL shareholders shall vote to approve an amendment to the TBL Articles of Association; and;

  The Promoters shall deliver to IGC certain documents creating a pledge (the “Pledge”) on 100% (4,287,500 shares) of TBL’s share capital in favor of IGC to ensure that the Promoters will fulfill their obligations under the Amended TBL Subscription Agreement.

      The Odeon Amendment added a further condition to the closing of the transactions contemplated by the Odeon SPA: TBL must use a portion of the proceeds from the transactions contemplated by the TBL SPA to repay certain obligations owed by TBL to SAAG.

SATISFACTION OF 80% TEST

     Our initial target business or businesses must have an aggregate fair market value equal to at least 80% of our net assets at the time of the business combination. As the fair market value of the equity shares of Sricon acquired in the Sricon Acquisition and the fair market value of the equity shares of TBL acquired in the TBL Acquisition will individually constitute less than 80% of the net assets of IGC at the time of the Sricon Acquisition and the TBL Acquisition, IGC will be required to simultaneously close on both the Sricon Acquisition and the TBL Acquisition because the fair market value of what is acquired in the Sricon Acquisition and the TBL Acquisition, is, in the aggregate at least 80% of the net assets of IGC at the time of the acquisitions.

THE SPECIAL MEETING

SPECIAL MEETING OF IGC’S STOCKHOLDERS

     The special meeting of the stockholders of IGC will be held at 10:00 a.m., Eastern Time, on February 20, 2008, at the offices of Seyfarth Shaw, LLP, 815 Connecticut Avenue, N.W., Suite 500, Washington, D.C. 20006-4004. There will be a vote on the 1) Acquisition Proposal, 2) the 2008 Stock Plan and 3) the election of two directors to the board of IGC and 4) the Adjournment Proposal.

VOTING POWER; RECORD DATE

     You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of IGC common stock at the close of business on February 4, 2008, which is the record date for the special meeting. You will have one vote for each share of IGC common stock you owned at the close of business on the record date. At the close of business on the record date, there were 13,974,500 shares of IGC common stock outstanding and entitled to vote at the special meeting, of which 2,500,000 shares are held by insiders of IGC. The shares of common stock held by the insiders will automatically vote with the majority of votes cast by the public stockholders at the meeting.

VOTE REQUIRED TO APPROVE THE ACQUISITION PROPOSAL

     The approval of the Acquisition Proposal will require the affirmative vote of a majority of the shares of our common stock issued in our initial public offering that are present in person or by proxy and entitled to vote at the meeting. However, we will not be able to complete the Acquisition if the holders of 2,260,900 or more shares of common stock issued in our initial public offering, an amount equal to 20% of those shares, vote against the Acquisition and demand that we convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held. Approval of the Acquisition Proposal is not conditioned upon the approval of the Employee Stock Option Plan Proposal, the Election of Directors Proposal or the Adjournment Proposal.

VOTE REQUIRED TO APPROVE THE 2008 EMPLOYEE STOCK OPTION PLAN PROPOSAL

     The approval of the 2008 Stock Option Plan Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Approval of the Stock Plan Proposal is conditioned upon the approval of the Acquisition Proposal, but is not conditioned upon the approval of any other proposal.

VOTE REQUIRED TO APPROVE THE ELECTION OF DIRECTORS

     The election of the proposed directors will require the affirmative vote of a plurality of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Election of the directors is not conditioned upon the approval of the Acquisition Proposal, the Stock Plan or the Adjournment Proposal.

VOTE REQUIRED TO APPROVE THE ADJOURNMENT PROPOSAL

     The approval of the Adjournment Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Approval of the Adjournment Proposal is not conditioned upon the approval of the Acquisition Proposal, the Stock Plan Proposal or the Election of Directors Proposal.

CONVERSION RIGHTS

     Pursuant to our certificate of incorporation, a holder of shares of IGC’s common stock issued in our initial public offering may, if the stockholder votes against the Acquisition Proposal, demand that we convert such shares into cash. This demand must be made in writing to IGC or its proxy solicitor and must be received by IGC or its proxy solicitor prior to or at the special meeting. If properly demanded, we will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held (approximately $5.89 per share net of estimated taxes), plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of IGC common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the Acquisition and then tender your stock certificate to IGC. If the transactions contemplated by the Acquisition Proposal are not completed, then these shares will not be converted into cash at this time. Shares that are not voted or are broker non-voted or where the stockholder abstains from voting shall not in any event be eligible to be converted into cash upon completion of the transactions contemplated by the Acquisition Proposal. The transactions contemplated by the Acquisition Proposal will not be consummated if the holders of 20% or more of the shares of common stock issued in IGC’s initial public offering exercise their conversion rights.

APPRAISAL OR DISSENTERS RIGHTS

     No appraisal rights are available under the Maryland General Corporation Law for our stockholders in connection with the Acquisition Proposal.

PROXIES

     Proxies may be solicited by mail, telephone or in person. We have retained Morrow & Co. for an estimated fee of $27,500, plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies.

     If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

BENEFICIAL OWNERSHIP OF SECURITIES.

     The following table sets forth information regarding the beneficial ownership of our common stock as of February 4, 2008 by:

  each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

  each of our executive officers, directors and our special advisors; and

  all of our officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, which is based upon 13,974,500 shares of common stock outstanding as of October 15, 2007, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

     Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Number of
	Shares of		Percent of
	Common Stock		Common Stock
Name and Address of Beneficial Owner (1)	Owned (2)		Owned
Ranga Krishna	350,000	(3)	2.5%
Ram Mukunda	1,675,000	(4)	11.99%
Sudhakar Shenoy	50,000		*
Suhail Nathani	50,000		*
Larry Pressler	25,000		*
P.G. Kakodkar	12,500		*
Shakti Sinha	12,500		*
Dr. Prabuddha Ganguli	12,500		*
Dr. Anil K. Gupta	25,000		*
The Baupost Group, L.L.C.	1,066,800	(5)	7.6%
Fir Tree, Inc.	1,383,000	(6)	9.9%
HBK Investments L.P.	1,075,695	(7)	7.7%
D.B. Zwirn & Co., L.P	1,485,404	(8)	10.63%
Andrew M. Weiss, Ph.D	1,031,100	(9)	7.38%
Executive officers and directors (4 persons)	2,125,000		15.21%

____________________

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following is 4336 Montgomery Avenue, Bethesda, Maryland, 20814.

(2)	Unless otherwise noted, the nature of the ownership is common stock of the Company.

(3)	Excludes 446,226 shares issuable to Dr. Krishna within 10 days after the consummation of the Acquisition Proposal pursuant to the terms of a loan from Dr. Krishna to the Company described below.

(4)	Includes 425,000 shares owned by Mr. Mukunda’s wife, Parveen Mukunda.

(5)

Based on a Schedule 13G jointly filed with the SEC on February 13, 2007 by The Baupost Group, L.L.C. (“Baupost”), SAK Corporation and Seth A. Klarman. SAK Corporation is the Manager of Baupost, a registered investment adviser. Seth A. Klarman, as the sole Director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership of the securities beneficially owned by Baupost. The securities reported as being beneficially owned by Baupost include securities purchased on behalf of various investment limited partnerships. The address for each of the foregoing parties is 10 St. James Avenue, Suite 2000, Boston, Massachusetts 02116.

(6)

Based on an amended Schedule 13G jointly filed with the SEC on February 14, 2007 by Sapling, LLC (“Sapling”), Fir Tree Recovery Master Fund, L.P (“Fir Tree Recovery”) and Fir Tree, Inc. (“Fir Tree”). Fir Tree is the investment manager of Sapling and Fir Tree Recovery. As disclosed in the amended Schedule 13G, Sapling and Fir Tree Recovery are the beneficial owners of 969,378 shares of common stock (6.9%) and 413,622 shares of common stock (3%), respectively. Fir Tree may be deemed to beneficially own all of the shares held by Sapling and Fir Tree Recovery (1,383,000 shares) as a result of being the investment manager of Sapling and Fir Tree Recovery. The address for each of the foregoing parties is 4336 Montgomery Avenue, Bethesda, Maryland 20814.

(7)

Based on a Schedule 13G jointly filed with the SEC on June 15, 2007 by HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC, and HBK Master Fund L.P. (collectively, “HBK”). The address for HBK is 300 Crescent Court, Suite 799, Dallas, Texas 75201.

(8)

Based on an amended Schedule 13G jointly filed with the SEC on October 15, 2007 by D.B. Zwirn & Co., L.P., D.B. Zwirn Special Opportunities Fund, Ltd., D.B. Zwirn Special Opportunities Fund, L.P., DBZ GP, LLC, Zwirn Holdings, LLC, and Daniel B. Zwirn, each of which may be deemed the beneficial owner of (i) 582,286 shares of common stock (4.17%) owned by D.B. Zwirn Special Opportunities Fund, L.P. and (ii) 903,118 shares of common stock (6.46%) owned by D.B. Zwirn Special Opportunities Fund, Ltd. (each entity referred to in (i) through (iii) is herein referred to as a “Fund” and, collectively, as the “Funds”). D.B. Zwirn & Co., L.P. is the manager of each of the Funds, and consequently has voting control and investment discretion over the common stock held by each of the Funds. Daniel B. Zwirn is the managing member of and thereby controls, Zwirn Holdings, LLC, which in turn is the managing member of and thereby controls D.B. Zwirn & Co., L.P. The address of each of D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC, and Daniel B. Zwirn is 745 Fifth Avenue, 18th Floor, New York, NY 10151.

(9)

Based on a Schedule 13G jointly filed with the SEC on August 20, 2007 by Weiss Asset Management LLC, Weiss Capital, LLC and Andrew M. Weiss Ph. D., each of which may be deemed the beneficial owner of (i) 299,668 shares of common stock (2.14%) owned by Weiss Capital, LLC and (ii) 731,432 shares of common stock (5.23%) owned by Weiss Asset Management LLC (each entity referred to in (i) through (ii) is herein referred to as a “Fund” and, collectively, as the “Funds”). Andrew M. Weiss Ph. Dais the managing member of each of the Funds, and consequently has voting control and investment discretion over the common stock held by each of the Funds. The address of each of Weiss Asset Management LLC, Weiss Capital, LLC and Andrew M. Weiss Ph. D. is 29 Commonwealth Avenue, 10th Floor, Boston, Massachusetts 02116.

     Messrs. Mukunda and Krishna may be deemed our “parent,” “founder” and “promoter,” as these terms are defined under the Federal securities laws.

OUR BOARD OF DIRECTORS’ RECOMMENDATION

     After careful consideration, our board of directors has determined unanimously that the Acquisition Proposal is fair to, and in the best interests of, our stockholders and us. Our board of directors did not obtain a fairness opinion in making this determination. The board determined that, in light of the likely cost, IGC’s existing cash resources and the board’s belief that the extensive resources devoted to evaluating and conducting due diligence of all our acquisition candidates, including IGC’s directors, personnel at Ferris, Baker Watts, Incorporated and other professionals that IGC hired for due diligence, including investment banks and India-based legal and accounting professionals had the skill and experience to properly evaluate the fairness of the Acquisition Proposal and that IGC’s assets should not be used to pay for a formal fairness opinion.

     Our board of directors has unanimously approved the Acquisition, the adoption of the Employee Stock Option Plan, the nominations of Mr. Sudhakar Shenoy and Mr. Suhail Nathani and the proposal to allow the adjournment of the special meeting, and unanimously recommends that you vote or instruct your vote to be cast “FOR” the approval of the Acquisition Proposal, “FOR” the approval of the Employee Stock Option Plan Proposal, and “FOR” the election of Mr. Shenoy and Mr. Nathani and “FOR” the approval of the Adjournment Proposal.

INTERESTS OF OUR DIRECTORS AND OFFICERS IN THE ACQUISITION

     When you consider the recommendation of our board of directors that you vote in favor of adoption of the Acquisition Proposal, you should keep in mind that certain of our directors and officers have interests in the Acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among other things, that if the Acquisition is not approved, and we are required to liquidate, the stock held by our executives and directors will be worthless as will the nominal number of units they acquired prior to our initial public offering, because these shares will not participate in any distribution of the assets held in our trust fund. As of the record date, our executives and directors owned a total of 2,125,000 shares of our common stock and 170,000 of our Units. Ranga Krishna, our Chairman of the Board, is further entitled to receive 446,226 shares of our common stock if we consummate the Acquisition under the terms of a $4,300,000 loan made by Dr. Krishna to us, which loan shall be due and payable 10 days after the completion of the Acquisition. In addition, we anticipate that following the completion of the Acquisition, Dr. Krishna will continue to serve as the chairman of our board of directors, Ram Mukunda will serve as the executive chairman, president and chief executive officer, Richard Prins will remain on our board of directors and Sudhakar Shenoy and Suhail Nathani will serve as directors, if elected.

CONDITIONS TO THE COMPLETION OF THE ACQUISITION

     The following are the conditions to each party’s obligation from the agreements:

  No governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that has the effect of making the acquisition illegal or otherwise prohibiting consummation of the acquisition substantially on the terms contemplated by the Share Holders and Purchase Agreement.

  The IGC stockholders shall have approved the transactions outlined in the Acquisition Proposal and holders of 20% or more of the shares common stock of IGC issued in IGC’s initial public offering and outstanding immediately before the closing shall not have exercised their rights to convert their shares into a pro rata share of the trust fund.

  Sricon and TBL and their stockholders must have performed in all material respects all obligations that are to be performed by each of them under the Share Holders and Purchase Agreements.

  IGC, Sricon, TBL and Odeon’s respective representations and warranties must be true and correct in all material respects as of the date of completion of the acquisition.

  No action, suit or proceeding shall exist that is reasonably likely to prevent the acquisition or cause rescission of the acquisition following closing.

  IGC shall have obtained all consents, waivers, permits and approvals required in connection with the consummation of the acquisition if failure to obtain the same would be reasonably expected to cause a material adverse effect.

  There must not have occurred, since the date of the respective SPAs, any material adverse effect on IGC, Sricon or TBL.

  Sricon and TBL must have provided to IGC (i) the stockholder list of Sricon and TBL (indicating the category of equity participation of residents and non-resident Indians) after the proposed acquisition of Shares by IGC; and (ii) a certificate from a chartered accountant indicating the “fair value” of the Shares calculated in accordance with the Guidelines for Valuation of Shares and Fixation of Premia (“Indian Pricing Guidelines”).

  The current stockholders of Sricon and TBL must have obtained written consents from all banks, financial institutions, lenders to Sricon and TBL as may be required for change in shareholding of Sricon and TBL in form and substance satisfactory to IGC.

  Sricon and TBL must have provided details of the bank accounts of Sricon and TBL maintained with the authorized dealer to IGC.

  Each of IGC’s, Sricon’s and TBL’s obligations to effect the acquisition is subject to the satisfaction or waiver of specified conditions before completion of the Acquisition.

  Odeon’s obligations to effect the acquisition are subject to the payment by TBL of certain obligations owed to SAAG.

TERMINATION

  All or part of each of the SSPA and SPAs may be terminated at any time prior to the consummation of the Acquisition, whether before or after receipt of the IGC stockholder approval, by mutual written consent of IGC on the one hand and each of Sricon, TBL, Odeon, and Promoters, as the case may be on the other hand.

  The Odeon SPA will terminate on April 30, 2008.

OFFICERS AND DIRECTORS AFTER THE ACQUISITION

IGC

  Ranga Krishna, our chairman, will remain as the chairman of IGC.

  Ram Mukunda will be the executive chairman, chief executive officer and president.

  Richard Prins will remain as a director on the board.

  Sudhakar Shenoy and Suhail Nathani, if elected, will remain as directors on the board.

Sricon

  Ravindra Lal Srivastava will remain as the chairman and managing director.

  Sankataprasad Srivastava (brother of R. L. Srivastava) will remain as a director.

  Indravatidevi Srivastava (wife of R.L. Srivastava) will remain as a director.

  Ram Mukunda, who is currently the chief executive officer of IGC, will be elected to the board of Sricon.

  Richard Prins, who is a director on the board of IGC, will be elected to the board of Sricon.

TBL

  Velankalathil Chandy Antony will remain as the chairman.

  Jortin Antony (son of V.C. Antony) will remain as the managing director.

  George Thomas will remain as a director.

  Ram Mukunda, who is currently the chief executive officer of IGC, will be elected to the board of TBL.

  Richard Prins, who is a director on the board of IGC, will be elected to the board of TBL.

REGULATORY MATTERS:

     The Acquisition and related transactions are not subject to any federal or state regulatory requirements or approvals, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act).

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

     It is expected that IGC and its stockholders will not recognize any gain or loss as a result of the approval of the Acquisition Proposal for U.S. federal income tax purposes.

ENFORCEABILITY OF CIVIL LIABILITIES AGAINST NON-U.S. PERSONS

     Odeon is incorporated in Mauritius. Sricon and TBL are incorporated under the laws of India and operate only in India. Substantially all of the assets of Sricon and TBL will be located in India and the majority of its officers and directors and the experts named in this proxy statement are outside the United States. Although India and the United States are signatories to the 1965 Hague Convention on the Service Abroad of Judicial and Extra Judicial Documents in Civil and Commercial Matters, service under this treaty is cumbersome and time consuming, and may result in inadequate notice, so that any judgment based on that service may be reopened, re-litigated and overturned. It is therefore unlikely that service of process upon Sricon and TBL, their officers and directors, assets and experts will be obtainable within the United States, and it may be difficult to enforce outside the United States a judgment obtained in the United States in an action against one or more of them. These difficulties stem from the lack of official judicial arrangements between the United States and India, which means that judgments of United States courts may not be enforced in India without review and re-litigation of the merits of their claims.

     There is doubt as to the enforceability in India of actions to enforce judgments of United States courts arising out of or based on ownership of the securities of Sricon and TBL, including judgments arising out of or based on civil liability provisions of United States federal or state securities laws. There is also doubt whether the Indian courts would enforce, in original actions, judgments against Sricon, TBL or the persons mentioned above predicated solely based upon United States securities laws.

     Original actions may be brought in India against these parties only if the actions are not required to be arbitrated by Indian law and only if the facts alleged in the complaint give rise to a cause of action under Indian law, in which event, an Indian court may award monetary damages.

SELECTED SUMMARY HISTORICAL FINANCIAL INFORMATION

     All three companies, IGC, Sricon and TBL, have fiscal years that end at March 31. The following financial information is provided to assist you in your analysis of the financial aspects of the proposed acquisition transactions. IGC’s historical information is derived from (i) its audited financial statements as of March 31, 2007 and for the period from its inception (April 29, 2005) to March 31, 2007, and (ii) its unaudited condensed financial statements as of September 30, 2007 and for the six months ended September 30, 2007 and 2006. Sricon’s historical information is derived from (i) its audited financial statements as at March 31, 2006 and 2007 and for the years ended March 31, 2005, 2006 and 2007, and (ii) its unaudited condensed financial statements as of September 30, 2007 and for the six months ended September 30, 2007 and 2006. TBL’s historical information is derived from (i) its audited financial statements as at March 31, 2006 and 2007, and for the years ended March 31, 2005, 2006 and 2007, and (ii) its unaudited condensed financial statements as of September 30, 2007 and for the six months ended September 30, 2007 and 2006. The information is only a summary and should be read in conjunction with each of IGC’s, Sricon’s and TBL’s historical financial statements and related notes and IGC’s, Sricon’s and TBL’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of IGC, Sricon and TBL.

INDIA GLOBALIZATION CAPITAL, INC.
Selected Summary Statement of Income Data

	From Inception
(Amounts in US Dollars, except share data and	(April 29, 2005) to	Year Ended	Six Months Ended	Six Months Ended
as stated otherwise)	March 31, 2006	March 31, 2007	September 30, 2006	September 30, 2007
Interest income	$210,584	$3,171,818	$1,580,124	$1,298,063
Income (loss) before income taxes	(398,840)	2,302,855	1,284,755	71,935
Provision for Income taxes	(45,000)	(784,858)	(437,600)	(24,604)
Net income (loss)	(443,840)	1,517,997	847,155	47,331
Weighted average shares outstanding
– basic and diluted	3,191,000	13,974,500	13,974,500	13,974,500
Net income (loss) per share
– basic and diluted	$(0.14)	$0.11	$0.06	$0.00

INDIA GLOBALIZATION CAPITAL, INC.
Selected Summary Balance Sheet Data

	March 31, 2006	March 31, 2007	September 30, 2007
ASSETS
Investments held in trust fund	$65,825,016	$66,104,275	$67,091,690
LIABILITIES
Common stock subject to possible conversion	12,762,785	12,762,785	12,762,785
Total stockholders’ equity	$50,170,702	$52,923,699	$52,971,030

SRICON INFRASTRUCTURE PRIVATE LIMITED
Selected Summary Statement of Income Data

	Year Ended					Six months ended
(Amounts in Thousand US
Dollars except share data and as	March 31,	March 31,	March 31,	March 31,	March 31,	September 30,	September 30,
stated otherwise)	2003	2004	2005	2006	2007	2006	2007
Revenue	$4,580	$15,298	$11,477	$11,011	$10,604	$4,422	$7,251
Income before
income taxes	320	646	907	668	778	232	1,059
Income taxes	(69)	(199)	(363)	(186)	(368)	(58)	(328)
Net Income	251	446	544	482	410	174	731
Earning per share
– basic and diluted	$0.12	$0.11	$0.19	$0.16	$0.14	$0.06	$0.25
Weighted average number
of shares outstanding	95,200	183,259	2,932,159	2,932,159	2,932,159	2,932,159	2,932,159

SRICON INFRASTRUCTURE PRIVATE LIMITED
Selected Summary Balance Sheet Data

	As of
	March 31,	March 31,	March 31,	March 31,	March 31,	September 30,
(Amounts in Thousand US Dollars)	2003	2004	2005	2006	2007	2007
ASSETS
Accounts receivables	$234	$2,223	$2,128	$2,083	$2,751	$6,574
Unbilled receivables	357	984	974	2,980	2,866	2,442
Inventories	43	71	154	248	71	146
Property and equipment, net	1,461	3,098	3,424	4,347	4,903	4,977
BOT Project under progress	—	—	—	1,584	3,080	—
LIABILITIES
Short-term borrowings and current
portion of long-term debt	—	359	5,103	3,868	3,646	3,570
Due to related parties	217	1,553	1,724	1,604	2,264	1,744
Long-term debt, net of current portion	404	1,089	1,278	1,855	2,182	2,479
Other liabilities	462	1,267	1,307	697	1,913	896
Total stockholders’ equity	$1,189	$2,822	$2,760	$3,740	$4,289	$5,400

TECHNI BHARATHI LIMITED
Selected Summary Statement of Operations Data

	Year Ended					Six months ended
(Amounts in Thousand
US Dollars, except
share data and as stated	March 31,	March 31,	March 31,	March 31,	March 31,	September 30,	September 30,
otherwise)	2003	2004	2005	2006	2007	2006	2007
Revenue	$13,145	$8,773	$8,954	$2,285	$4,318	$316	$2,855
Income (loss) before
income taxes	722	(2,609)	(3,823)	(2,369)	401	(867)	2,812
Income taxes	322	(63)	515	62	135	12	(83)
Net (loss)/income	400	(2,672)	(3,308)	(2,307)	536	(855)	2,729
Earnings (loss)
per share
Basic	$0.09	$(0.62)	$(0.77)	$(0.54)	$0.13	$(0.20)	$0.62
Diluted	$0.09	$(0.62)	$(0.77)	$(0.54)	$0.13	$(0.20)	$0.34
Weighted average
number of shares
outstanding
Basic	4,287,500	4,287,500	4,287,500	4,287,500	4,287,500	4,287,500	4,287,500
Diluted	4,287,500	4,287,500	4,287,500	4,287,500	4,287,500	4,287,500	8,037,500

TECHNI BHARATHI LIMITED
Selected Summary Balance Sheet Data

	As of
	March 31,	March 31,	March 31,	March 31,	March 31,	September 30,
(Amounts in Thousand US Dollars)	2003	2004	2005	2006	2007	2007
ASSETS
Cash and cash equivalents	$200	$107	$83	$69	$1,208	$100
Inventories	4,728	4,922	4,459	4,182	1,284	1,784
Prepaid and other assets	1,777	2,070	1,765	1,275	1,231	798
Property, plant and equipment (net)	3,622	3,985	3,463	2,417	2,265	2,352
LIABILITIES
Short term borrowings and current
portion of long-term loan	1,495	6,614	6,291	8,125	6,079	—
Trade payable	3,348	2,738	3,341	987	1,502	3,168
Long term debts, net of current portion	4,883	2,892	3,897	3,656	2,333	3,870
Advance from customers	1,488	2,755	3,057	2,997	1,877	884
Total Stockholders’ equity	$2,927	$320	$(3,032)	$(5,438)	$(4,895)	$(1,504)

QUESTIONS AND ANSWERS

The following briefly address some commonly asked questions about the Acquisition Proposal, the special meeting of the stockholders of IGC and the effect of the Acquisition Proposal on the holders of common stock of IGC. These questions and answers may not include all of the information that is important to you. We urge you to read carefully this entire document, including the annexes and the other documents to which we have referred you.

Q. What is being voted on?

     There are four proposals being voted on:

1.	To approve the “Acquisition Proposal” of IGC acting directly or indirectly through the IGC Group, consisting of the following proposed acquisitions: a) acquisition of a 63% equity interest in Sricon, b) the acquisition of convertible preference shares, and a direct equity interest in TBL, and c) the acquisition from Odeon Limited of convertible preference shares of TBL, which when converted along with the convertible preference shares purchased directly from TBL would result in IGC owning a 77% equity interest in TBL.

2.	To elect Sudhakar Shenoy and Suhail Nathani to IGC’s board of directors to hold office as Class A directors for a period to expire at the fourth annual meeting of stockholders.

3.	To adopt the IGC 2008 Omnibus Incentive Plan.

4.	To approve any adjournments or postponements of the special meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies.

Q. Why is IGC proposing the Acquisition Proposal?

     IGC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination in an unspecified industry, with an unidentified business or businesses with operations primarily in India. We are making acquisitions in the infrastructure and clean technology sectors in India. Sricon and TBL are infrastructure companies with contracts for the building and maintenance of roads in India. Sricon also has a contract to Build Operate and Transfer (“BOT”) one of the highways in India. In addition, TBL has experience in the building of tunnels, bridges, airport runways and roads. We believe that these acquisitions will provide you with an opportunity to participate in a company with significant growth potential, in one of the fastest growing economies in the world.

Q. Why are we proposing to adopt the 2008 Omnibus Incentive Plan?

     We are proposing the Stock Plan, which would be adopted only upon the consummation of the Acquisition, to:

1.	Attract and retain qualified executives and other employees, and to provide such persons with an opportunity to acquire an equity interest in us.

2.	Create incentives designed to motivate our employees and employees of our subsidiaries to significantly contribute to our growth and profitability.

3.	Provide our executives, directors, advisors and other employees and persons who, by their position, ability and diligence, are able to make important contributions to our growth and profitability with an incentive to assist us in achieving our long-term objectives.

Q. What vote is required in order to approve the Acquisition Proposal?

     The approval of the Acquisition Proposal will require the affirmative vote of a majority of the shares of our common stock issued in our initial public offering that are present in person or by proxy and entitled to vote at the meeting. In addition, each stockholder who holds shares of our common stock issued in our initial public offering or purchased our shares following such offering in the open market has the right to vote against the Acquisition Proposal and, at the same time, demand that we convert that stockholder’s shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering is deposited. However, if holders of 2,260,900 or more shares of common stock issued in our initial public offering, an amount equal to 20% of the total number of shares of common stock issued in the initial public offering, vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account, then we will not be able to consummate the acquisition. These shares will be converted into cash only if the Acquisition is completed. Based on the amount of cash held in the trust account as of September 30, 2007, including interest accrued as of that date and net of estimated taxes, you will be entitled to convert each share of common stock that you hold into approximately $5.89.

Q. What vote is required in order to approve the Stock Plan Proposal?

     The approval of the Stock Plan Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting.

Q. What vote is required in order to approve the Adjournment Proposal?

     The approval of the Adjournment Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting.

Q. What vote is required in order to elect the board members?

     The election of a nominee to the board requires the affirmative vote of a plurality of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Plurality means that the individuals who receive the largest number of votes cast are elected as directors. Consequently, votes that are withheld and broker shares that are not voted in the election of directors will not be included in determining the number of votes cast.

Q. What will I receive in the Acquisition?

     Holders of our securities will continue to hold the securities of IGC that they currently own, and will not receive any of the cash paid in connection with the Acquisition Proposal, unless a holder elects to demand conversion of his shares after voting against the Acquisition Proposal.

Q. How are we paying for the Acquisition?

     We will use the proceeds from the initial public offering that we completed last year to pay the cash portion of the purchase price for the Acquisition of stock and convertible preference shares. We do not anticipate that we will require additional financing to consummate the Acquisition. However, we are in the process of obtaining additional financing to provide bridge financing to the two target companies prior to consummation of the Acquisition. If we enter into a definitive agreement to obtain financing after the date of this proxy statement but prior to the special meeting, we will file a current report on Form 8-K with the Securities and Exchange Commission, describing the material terms of the financing.

Q. Do I have conversion rights in connection with the Acquisition?

     If you hold shares of common stock issued in our initial public offering, whether you purchased them in the offering or in secondary trading following the offering, then you have the right to vote against the Acquisition Proposal and demand that we convert your shares of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held. These rights to vote against the Acquisition and demand conversion of the shares into a pro rata portion of the trust account are sometimes referred to in this proxy statement as conversion rights.

Q. If I have conversion rights, how do I exercise them?

     If you wish to exercise your conversion rights, you must vote against the Acquisition Proposal and, at the same time, demand that we convert your shares into cash. If, notwithstanding your vote, the Acquisition is completed, then you will be entitled to receive a pro rata share of the trust account in which a substantial portion of the net proceeds of our initial public offering are held, including any interest earned thereon through the date of the special meeting. Based on the amount of cash held in the trust account as of September 30, 2007, including interest accrued as of that date and net of estimated taxes, you will be entitled to convert each share of common stock that you hold into approximately $5.89. If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own these shares of common stock. You will only be entitled to receive cash for these shares of common stock if you continue to hold these shares through the closing date of the Acquisition and then tender your stock certificate to us. If you convert your shares of common stock, you will still have the right to exercise any warrants you may hold. If, however the Acquisition is not completed, then your shares will not be converted to cash at this time, even if you so elected.

Q. Do I have dissenter or appraisal rights in connection with the proposals?

     No dissenter or appraisal rights are available under the Maryland General Corporation Law for our stockholders in connection with the Acquisition Proposal.

Q. What happens to the funds deposited in the trust account after completion of the Acquisition?

     Upon the consummation of the Acquisition, any funds remaining in the trust account after payment of amounts, if any, to stockholders exercising their conversion rights will no longer be subject to the trust account and will be used to fund the Acquisition Proposal, provide working capital and fund future acquisitions and expansions.

Q. Who will manage the company upon completion of the Acquisition?

     Upon the completion of the Acquisition, we anticipate that Ranga Krishna will continue to serve as the chairman of our board of directors; Ram Mukunda will continue to serve as our executive chairman, chief executive officer and president. Richard Prins, will continue to serve on our board of directors and, if elected, Suhail Nathani and Sudhakar Shenoy will continue to serve on our board of directors. Ravindra Lal Srivastava will continue to serve as the chairman and managing director of Sricon, and Jortin Antony will continue to serve as managing director of TBL. All of our Advisors will continue to serve, and we expect some of them to serve as board directors and advisors for our Indian and Mauritius subsidiaries.

Q. What happens if the Acquisition is not consummated?

     We will dissolve and promptly distribute only to our public stockholders the amount in our trust account inclusive of the $1,769,400 attributable to the underwriters’ non-accountable expense allowance, plus any remaining net assets, if we do not effect a business combination by March 8, 2008. If we are unable to consummate the Acquisition, we do not believe that we will be able to effect another business combination by March 8, 2008.

Q. When do you expect the Acquisition to be completed?

     It is currently anticipated that the Acquisition will be completed promptly following our special meeting of stockholders on February 20, 2008.

Q. If I am not going to attend the special meeting of stockholders in person, should I return my proxy card instead?

     Yes. After carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at our special meeting.

Q. What will happen if I abstain from voting or fail to vote?

     An abstention will have the same effect as a vote AGAINST the Acquisition Proposal, and a failure to vote will have no effect on the outcome of the Acquisition Proposal. Only stockholders who vote against the Acquisition Proposal may elect to convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held. An abstention will have the same effect as a vote AGAINST the Stock Plan Proposal and the Adjournment Proposal, and a failure to vote will have no effect on the outcome of those proposals.

Q. What do I do if I want to change my vote?

     If you wish to change your vote, please send a later-dated, signed proxy card prior to the date of the special meeting or attend the special meeting and vote in person. You may revoke your proxy by sending a notice of revocation to our CEO, Ram Mukunda, at the address of our corporate headquarters prior to the special meeting.

Q. If my shares are held in “street name” by my broker, will my broker vote my shares for me?

     No. Your broker cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the proposals.

Q. Do I need to turn in my certificates?

     No. You do not need to turn in your certificates. However, if you elect to exercise your conversion rights, you will need to deliver your certificates to us at the address below.

Q. Will IGC’s securities still be traded on the American Stock Exchange (AMEX) after the Acquisition is completed?

     Yes, they will continue to trade on AMEX.

Q. Who can help answer my questions?

     If you have questions about the Acquisition, you may write, fax, email or call Ram Mukunda, India Globalization Capital, 4336 Montgomery Avenue, Bethesda, MD 20817. Telephone: (301) 983-0998. Fax (240) 465-0273. Email. Ram@indiaglobalcap.com.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast on the proposals described in this proxy statement. We make various statements in this section, which constitute “ forward-looking statements.” See “Forward-Looking Statements. We refer to Sricon Infrastructure Private Limited as Sricon and Techni Bharathi Limited as TBL.

RISKS ASSOCIATED WITH OUR INDUSTRY AND DOING BUSINESS IN INDIA

Any downgrading of India’s debt rating by an international rating agency, or an increase in interest rates in India, could have a negative impact on our ability to borrow in India.

     Both our road building and power business are leveraged businesses. Any adverse revisions to India’s credit ratings for domestic and international debt by international rating agencies as well as an increase in Indian interest rates may adversely impact our ability to finance growth through debt and could lead to a tightening of our margins, adversely effecting our business.

A change in government policy, a down turn in the Indian economy or a natural disaster could adversely affect our business, financial condition, results of operations and future prospects.

     Our business is road building and alternative energy in India. Sricon and TBL, our road builders, and CWEL, our energy sector, presently conduct all their operations in India. Sricon and TBL are dependent on the government of India as well as the state governments for contracts to maintain and build roads. Their operations and financial results may be affected by changes in the government’s policy towards road maintenance and road building. In addition, a slow down in the Indian economy or its growth rate, social unrest, natural disasters, or a change in government could cause the government to slow down the pace of road building which could adversely affect our future performance.

Political, economic, social and other factors in India may adversely affect business.

     Our ability to grow our business may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. According to the World Factbook published by the United States Central Intelligence Agency, the Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and privatization of government-owned industries proceeds at a slow pace. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could have a material adverse affect on our ability to achieve our business objective.

     Since mid-1991, the Indian government has committed itself to implementing an economic structural reform program with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector. These policies have been coupled with the express intention to redirect the government’s central planning function away from the allocation of resources and toward the issuance of indicative guidelines. While the government’s policies have resulted in improved economic performance, there can be no assurance that the economic improvement will be sustained. Moreover, there can be no assurance that these economic reforms will persist, and that any newly elected government will continue the program of economic liberalization of previous governments. Any change may adversely affect Indian laws and policies with respect to foreign investment and currency exchange. Such changes in economic policies could negatively affect the general business and economic conditions in India, which could in turn adversely affect our business.

Terrorist attacks and other acts of violence or war involving India and other countries could adversely affect the financial markets and our business.

     Terrorist attacks and other acts of violence could have the direct effect of destroying our plant and property causing a loss and interruption of business. According to the World Factbook, religious and border disputes persist in India and remain pressing problems. For example, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect our business.

     Since early 2003, there have also been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries. These events could adversely influence the Indian economy and, as a result, negatively affect our business.

     While we will have insurance to cover these risks there can be no guarantee that we will be able to collect in a timely manner. Terrorist attacks, or the threat of violence could slow down road building activity adversely affecting our road building business.

Exchange controls that exist in India may limit our ability to utilize our cash flow effectively following a business combination.

     Following the consummation of the Acquisition Proposal, we will be subject to India’s rules and regulations on currency conversion. In India, the Foreign Exchange Regulation Act or FERA, regulates the conversion of the Indian rupee into foreign currencies. FERA provisions previously imposed restrictions on locally incorporated companies with foreign equity holdings in excess of 40%, known as FERA companies. However, comprehensive amendments have been made to FERA to support the economic liberalization. Such companies are now permitted to operate in India without any special restrictions, effectively placing them on par with wholly Indian owned companies. In addition, foreign exchange controls have been substantially relaxed. Notwithstanding these changes, the Indian foreign exchange market is not yet fully developed and we cannot assure you that the Indian authorities will not revert back to regulating FERA companies and impose new restrictions on the convertibility of the Indian rupee. Any future restrictions on currency exchanges may limit our ability to use our cash flow for the distribution of dividends to our stockholders or to fund operations we may have outside of India.

Returns on investment in Indian companies may be decreased by withholding and other taxes.

     Our investments in India will incur tax risk unique to investment in India and in developing economies in general. Income that might otherwise not be subject to withholding of local income tax under normal international conventions may be subject to withholding of Indian income tax. Under treaties with India and under local Indian income tax law, income is generally sourced in India and subject to Indian tax if paid from India. This is true whether or not the services or the earning of the income would normally be considered as from sources outside India in other contexts. Additionally, proof of payment of withholding taxes may be required as part of the remittance procedure. Any withholding taxes paid by us on income from our investments in India may or may not be creditable on our income tax returns.

     We intend to avail ourselves of income tax treaties with India and minimize any Indian withholding tax or local taxes. However, there is no assurance that the Indian tax authorities will always recognize such treaties and its applications. We have also created a foreign subsidiary in Mauritius, in order to limit the potential tax exposure.

Our industry depends on the stability of policies and the political situation in India and a change in policy could adversely affect our business.

     The role of the Indian central and state governments in the Indian economy on producers, consumers and regulators has remained significant over the years. Since 1991, the Government of India has pursued policies of economic liberalization, including significantly relaxing restrictions on the private sector. We cannot assure you that these liberalization policies will continue under the present or under newly elected governments. Protests against privatization could slowdown the pace of liberalization and deregulation. The rate of economic liberalization could change, and specific laws and policies affecting companies in the infrastructure sector in India, foreign investment, currency exchange rates and other matters affecting our business could change as well. A significant change in India’s economic liberalization and deregulation policies could disrupt business and economic conditions in India and thereby affect our business.

Because the Indian judiciary will determine the scope and enforcement under Indian law of almost all of Sricon and TBL’s material agreements, we may be unable to enforce our rights inside and outside of India.

     Sricon and TBL will operate under the laws of India. Substantially all of the assets of Sricon and TBL are located in India and the majority of its officers and directors and the experts named in this proxy statement/prospectus are outside the United States. Although India and the United States are signatories to the 1965 Hague Convention on the Service Abroad of Judicial and Extra Judicial Documents in Civil and Commercial Matters, service under this treaty is cumbersome and time consuming, and may result in inadequate notice so that any judgment based on that service may be reopened, re-litigated and overturned. It is therefore unlikely that service of process on Sricon and TBL or their officers and directors can be obtained within the United States. Further, it may be difficult to enforce in India a judgment obtained in the United States. These difficulties stem from the lack of official judicial arrangements between the United States and India, which means that judgments of United States courts will not be enforced in India without review and re-litigation of the merits of their claims.

     There is doubt as to the enforceability in India of actions to enforce judgments of United States courts arising out of or based on ownership of the securities of Sricon and TBL, including judgments arising out of or based on civil liability provisions of United States federal or state securities laws. There is also doubt whether the Indian courts would enforce, in original actions, judgments against Sricon, TBL or the persons mentioned above predicated solely based upon United States securities laws.

     Original actions may be brought in India against these parties only if the actions are not required to be arbitrated by Indian law and only if the facts alleged in the complaint give rise to a cause of action under Indian law, in which event, an Indian court may award monetary damages.

RISKS ASSOCIATED WITH THE ACQUISITIONS AND OUR BUSINESS

The cost of obtaining bank financing may reduce TBL’s income.

     TBL has restructured some of its bank debt and may, in the future, face higher interest rates or will require higher collateral with the banks. This increases the cost of money for TBL and could decrease its margins. While IGC expects to provide collateral support for two to three years, by which time we expect the credit worthiness of TBL to increase to adequate levels, there can be no assurance that TBL will not have to pay higher interest rates in the future, which could reduce its income.

We may not be able to obtain necessary raw materials at competitive prices.

     Construction contracts are primarily dependent on adequate and timely supply of raw materials, such as cement, steel and aggregates, at competitive prices. As competition from larger and well-established players increases for procuring raw materials, we could face an increase in the price of raw materials that negatively impacts our profitability.

Our business is dependent on contracts awarded by the Government and its agencies.

     The businesses of Sricon and TBL are dependent on the implementation of the central and state budget allocations to the infrastructure sector. Sricon and TBL derive the bulk of their revenue from contracts awarded by the central and state governments of India and their agencies. If there are delays in the payment of invoices by the government, our working capital requirements could increase. The BOT industry is a competitive one, and Sricon and TBL may be outbid for government contracts. In addition, to the extent that Sricon and TBL fail to perform in accordance with the criteria of existing contracts, the governments may be more inclined to seek alternative sources of BOT services.

We may face penalties for time overruns.

     Sricon and TBL execute construction contracts primarily in the roads and infrastructure development sectors. Sricon and TBL typically enter into high value contracts for these activities, which provide for penalties if contracts are not executed in a timely manner. If Sricon and TBL are unable to meet the performance criteria as prescribed by the respective contracts and if penalties are levied, the financial performance of these companies could be adversely affected.

Our business is dependent on continuing relationships with clients and strategic partners.

     Our business is dependent on developing and maintaining strategic alliances with contractors that undertake turnkey contracts for infrastructure development projects as well as government organizations.

     The business and our results could be adversely affected if we are unable to maintain a continuing relationship and pre-qualified status with key clients and strategic partners.

Our business relies heavily on our management team and any unexpected loss of key officers may adversely affect our operations.

     The continued success of our business is largely dependent on the continued services of key employees in IGC, Sricon, and TBL as well as all our subsidiaries. The loss of the services of certain key personnel, without adequate replacement, could have an adverse effect on our performance. Our senior management as well as the senior management of our subsidiaries have played a significant role in developing and executing the overall business plan, maintaining client relationships, proprietary processes and technology. While none is irreplaceable, the loss of the services of any would be disruptive to our business.

Our quarterly revenue, operating results and profitability will vary.

     Factors that may contribute to the variability of quarterly revenue, operating results or profitability include:

  Fluctuations in revenue due to seasonality: For example, during the monsoon season, the heavy rains slow down road building and during the summer months the winds are not strong enough to power the wind turbines. This results in uneven revenue and operating results over the year.

  Commencement, completion and termination of contracts during any particular quarter.

  Additions and departures of key personnel.

  Claims filed against the contractee for delays and changes in scope, among others, can sometimes enter arbitration and take time to settle. This could result in a tightening of working capital.

  Strategic decisions made by us and our competitors, such as acquisitions, divestitures, spin-offs, joint ventures, strategic investments and changes in business strategy.

     The revenue recognition policy records contract revenue for those stages of a project that we complete, after we receive certification from the client that such stage has been successfully completed. Since revenue is not recognized until we receive a certification from our clients, revenue recognition can be uneven.

Our subsidiaries may become involved in litigation in the future.

     Our subsidiaries are fairly large companies and may have to initiate actions in the Indian Courts to enforce their rights and may also be drawn into legal litigation. The expenses of litigation and any judgments against us could have a material adverse effect on us.

We face intense competition in the Indian infrastructure industry.

     The Indian real estate and infrastructure industries are increasingly attracting foreign capital. We currently have competition from international as well as domestic companies that operate at the national level. Smaller localized contractors / companies are also competing in their respective regions. If we are unable to offer competitive prices and obtain contracts, there could be a significant reduction in our revenue.

Our operations are sensitive to weather conditions.

     Our business activities in India could be materially and adversely affected by severe weather conditions. Severe weather conditions may require Sricon and TBL to evacuate personnel or curtail services and may result in damage to a portion of Sricon and TBL’s fleet of equipment or to our facilities, resulting in the suspension of operations, and may further prevent Sricon and TBL from delivering materials to project sites in accordance with contract schedules or generally reduce our productivity. Difficult working conditions and extremely high temperatures also adversely affect the operations of Sricon and TBL during summer months and during monsoon season, which restrict our ability to carry on construction activities and fully utilize our resources.

     The revenue recorded in the first half of our fiscal year between April and September is traditionally lower than revenue recorded during the second half of our fiscal year due to the weather conditions. During periods of curtailed activity due to adverse weather conditions, Sricon and TBL may continue to incur operating expenses, reducing profitability.

If we are unable to provide interim financing to Sricon and TBL, they may have difficulty meeting their projected revenue targets.

     We believe that Sricon and TBL will require financing prior to the consummation of the Acquisitions in order to maintain their operations at a level necessary to give them the opportunity to meet their financial projections for 2008 and 2009. We estimate that Sricon will require between $3,250,000 to $4,000,000 and TBL between $2,500,000 to $3,000,000. On December 19, 2007 we entered into an agreement with Sricon and subsequently funded Sricon with $3,250,000. On January 14, 2008 we entered into an additional agreement with Sricon and subsequently funded Sricon with an additional $500,000. On December 21, 2007 we entered into an agreement with TBL under which we agreed to fund TBL up to $2,670,000 and subsequently funded TBL with $2,000,000. While we have raised funds in a private placement to provide such interim financing, and we believe that the interim funding is sufficient for these companies to meet their projected FYE 2009 revenue targets, the timing of the interim funding may put pressure on their ability to meet the projections for FYE March 31, 2008.

RISKS RELATED TO THE ACQUISITION PROPOSAL

Changes in the conversion rate between the U.S. dollar and Indian rupee, may adversely affect our purchase price.

     We plan to make all payments in respect to the Acquisition Proposal in Indian rupees and therefore exchange rate fluctuations may directly affect the purchase price.

     The exchange rate between the Indian rupee and the U.S. dollar has changed substantially in the last two decades and may fluctuate substantially in the future. Between October 1, 2006 and December 28, 2007, the noon buying rate of the Federal Reserve Bank of New York has fluctuated from a high of 45.97 rupees per dollar on October 2, 2006 to a low of 38.48 rupees per dollar on October 9, 2007. As of December 27, 2007, the rate was 39.40 rupees per dollar. Any decline in value of the U.S. dollar against the Indian rupee will render the Acquisition more expensive. Furthermore, we may incur additional costs in connection with conversions between U.S. dollars and Indian rupees.

We may issue equity securities in a private placement which would dilute your equity interest in us.

     Prior to the consummation of the Acquisitions we anticipate requiring additional funds to provide short-term capital infusions to Sricon and TBL. We are currently raising such financing in the form of debt coupled with a grant of common stock . Based on the anticipated levels of such financing, we may issue up to 754,953 shares of our common stock in connection with such financing. The issuance of such stock would dilute your equity position in us.

If the Acquisition’s benefits do not meet the expectations of financial or industry analysts, the market price of our common stock may decline.

     The market price of our common stock may decline as a result of the Acquisition if:

  we do not achieve the perceived benefits of the Acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

  the effect of the Acquisition on our financial statements is not consistent with the expectations of financial or industry analysts.

     Accordingly, investors may experience a loss as a result of a decreasing stock price.

If we are unable to consummate the Acquisition Proposal by March 8, 2008 we will be forced to liquidate.

     If we do not effect a business combination by March 8, 2008, we will dissolve and promptly distribute only to our public stockholders the amount in our trust account inclusive of the $1,769,400 attributable to the underwriters’ non-accountable expense allowance, plus any remaining net assets. If we are unable to consummate the Acquisition, we do not believe that we will be able to effect another business combination by March 8, 2008.

Our directors may have certain conflicts in determining to recommend the Acquisition Proposal, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a stockholder.

     IGC’s management and directors have interests in and arising from the Acquisition Proposal that are different from, or in addition to, your interests as a stockholder, which could result in a real or perceived conflict of interest. These interests include the fact that certain of the shares of common stock owned by our management and directors, or their affiliates and associates, would become worthless if the Acquisition Proposal is not approved and we otherwise fail to consummate a business combination prior to our liquidation date and that our chairman of the board is entitled to receive additional shares of common stock if we consummate a business combination prior to our liquidation date under the terms of a loan he made to us.

We have not had operations, and Sricon and TBL have not operated as a US public company. Fulfilling our obligations incident to being a US public company after completing the Acquisition Proposal will be expensive and time consuming.

     Although, we have maintained disclosure controls and procedures and internal control over financial reporting as required under the Federal securities laws with respect to our very limited activities, we have not been required to maintain and establish such disclosure controls and procedures and internal control as will be required with respect operating Sricon or TBL, each with potentially substantial operations. Under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC, we will need to implement additional corporate governance practices and adhere to a variety of reporting requirements and complex accounting rules. Compliance with these obligations will require increased management and could result in delays if we cannot recruit individuals with the requisite experience and technical accounting knowledge in India.

Compliance with Foreign Corrupt Practices Act could adversely impact our competitive position. Failure to comply could subject us to penalties and other adverse consequences.

     We will be subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States public companies from engaging in bribery of or other prohibited payments to foreign officials to obtain or retain business. While we will take precautions to educate the employees of our subsidiaries of the Foreign Corrupt Practices Act, there can be no assurance that we or the employees or agents of our subsidiaries will not engage in such conduct, for which we might be held responsible. We could suffer penalties that may have a material adverse effect on our business, financial condition and results of operations.

FORWARD-LOOKING STATEMENTS

     We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” will,” “should,” “believes,” “expects,” “intends,” “anticipates,” “thinks,” “plans,” “estimates,” “seeks,” “predicts,” “potential” or similar words or the negative of these words or other variations on these words or comparable terminology. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or financial conditions or state or other forward looking information.

     While we believe it is important to communicate our expectations to our stockholders, there may be events in the future that we are not able to accurately predict or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in our forward-looking statements, including among other things:

  The number of our stockholders voting against the Acquisition Proposal.

  Competition in the road building sector.

  Legislation by the government of India.

  General economic conditions and the Indian growth rates.

  Our ability to win licenses, contracts and execute.

     You should be aware that the occurrence of the events described in these risk factors and elsewhere in this proxy statement could have a material adverse effect on our business, financial condition and results of operations.

     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

     All forward-looking statements included herein attributable to us or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

     Before you grant your proxy or instruct how your vote should be cast or vote on the proposals described in this proxy statement, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on us.

OUR SPECIAL MEETING

OUR SPECIAL MEETING

     We are furnishing this proxy statement to you as part of the solicitation of proxies by our board of directors for use at the special meeting in connection with the Acquisition Proposal and related matters. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

DATE, TIME AND PLACE

     We will hold the special meeting at 10:00 a.m., Eastern Time on February 20, 2008 at the offices of Seyfarth Shaw, LLP, 815 Connecticut Avenue, N.W., Washington, D.C. 20006 to vote on the Acquisition Proposal.

PURPOSE OF THE SPECIAL MEETING

     At the special meeting, we are asking holders of IGC common stock to:

  approve the Acquisition Proposal,

  adopt the IGC 2008 Employee, Directors and Consultant Stock Option Plan,

  elect two members to the board of IGC, and

  adopt the Adjournment Proposal for adjourning or postponing the special meeting to a later date.

RECOMMENDATION OF THE IGC BOARD OF DIRECTORS

     The IGC board of directors:

  has unanimously determined that the Acquisition Proposal is fair to and in the best interests of IGC and its stockholders;

  has unanimously determined that the aggregate fair market value of the Acquisition Proposal will exceed 80% of our net assets at the time of the Acquisition;

  has unanimously approved and declared advisable the Acquisition Proposal, the election of two individuals to the board of IGC, the 2008 Stock Option Plan Proposal, and the Adjournment Proposal;

  unanimously recommends that IGC common stockholders vote “FOR“ the Acquisition Proposal;

  unanimously recommends that IGC common stockholders vote “FOR” the Stock Plan Proposal;

  unanimously recommends that IGC common stock holders vote “FOR” the election of Messr. Shenoy and Nathani to the board of IGC ; and

  unanimously recommends that IGC common stockholders vote “FOR“ the adjournment proposal.

RECORD DATE

     The record date for the special meeting is February 4, 2008. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 13,974,500 shares of our common stock outstanding.

     When voting on the Acquisition Proposal and all other proposals at the special meeting, you will have one vote for each share of our common stock that you owned at the close of business on the record date.

     Our issued and outstanding warrants do not have voting rights and record holders of our warrants will not be entitled to vote at the special meeting.

VOTING YOUR SHARES

     Each share of our common stock that you owned at the close of business on the record date entitles you to one vote. Your proxy card shows the number of shares of our common stock that you own.

     There are three ways to vote your shares of our common stock at the special meeting:

  You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, “FOR” the approval of the Acquisition Proposal, “FOR” the 2008 Stock Option Plan Proposal, “FOR” the election of the proposed nominees to the board of IGC and “FOR” the Adjournment Proposal.

  You can vote by telephone or the Internet by following the telephone or Internet voting instructions that are included with your proxy card. If you vote by telephone or the Internet, you should not return the proxy card. The deadline for voting by telephone or electronically is 9:30 a.m. Eastern Time on February 20, 2008.

  You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF OUR COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL HAVE (1) NO EFFECT ON THE ACQUISITION PROPOSAL, BUT YOU WILL NOT BE ELIGIBLE TO DEMAND THE CONVERSION OF YOUR COMMON SHARES INTO A PRO RATA SHARE OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE PROCEEDS OF OUR INITIAL PUBLIC OFFERING ARE HELD, AND (2) NO EFFECT ON THE STOCK PLAN PROPOSAL AND THE ADJOURNMENT PROPOSAL.

WHO CAN ANSWER YOUR QUESTIONS ABOUT VOTING YOUR SHARES

     If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Ram Mukunda at (301) 983-0998, or write him at our address.

NO ADDITIONAL MATTERS MAY BE PRESENTED AT THE SPECIAL MEETING

     This special meeting has been called only to consider the approval of the Acquisition Proposal, the 2008 Stock Option Plan Proposal, the election of the proposed nominees and the Adjournment Proposal.

REVOKING YOUR PROXY

     If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

  You may send another proxy card with a later date,

  You may notify Ram Mukunda, our CEO, in writing before the special meeting that you have revoked your proxy, with such written notification addressed to us at India Globalization Capital, Inc. 4336 Montgomery Avenue, Bethesda, Maryland, 20814 , or

  You may attend the special meeting, revoke your proxy and vote in person.

VOTE REQUIRED

     The approval of the Acquisition Proposal will require the affirmative vote of a majority of the shares of our common stock issued in our initial public offering that are present in person or by proxy and entitled to vote at the meeting.

     The approval of our Stock Plan and of the Adjournment Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting.

     The election of the proposed nominees to our board, will require a plurality of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting.

ABSTENTIONS AND BROKER NON-VOTES

     If you abstain from voting, either in person or by proxy or by voting instruction, it will have the same effect as a vote “against” the Acquisition Proposal, the 2008 Stock Option Plan Proposal, the election of the proposed nominees and the Adjournment Proposal, but not as a demand of conversion of your shares into a pro rata portion of the trust account.

     If your broker holds your shares in its name and you do not give the broker voting instructions, your broker may not vote your shares. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-voting shall be treated as shares not entitled to vote at the special meeting, and, therefore, shall have no impact on the Acquisition Proposal, the 2008 Stock Option Plan Proposal, the election of the proposed nominees or the Adjournment Proposal. A broker non-vote will not entitle you to demand conversion of your shares into a pro rata portion of the trust account if the Acquisition Proposal is approved.

     To exercise your conversion rights as a stockholder, you must affirmatively elect to convert your shares by checking the appropriate box, or directing your broker to check the appropriate box, on the proxy card and ensure that the proxy card is delivered prior to the special meeting.

CONVERSION RIGHTS

     Any stockholder holding shares of common stock issued in our initial public offering who votes against the Acquisition Proposal may, at the same time or at any time before the special meeting, demand that we convert his shares into a pro rata portion of the trust account. If so demanded, we will convert these shares into a pro rata portion of funds held in a trust account, if the Acquisition is consummated. If the holders of 20% or more of the shares of common stock issued in our initial public offering, or at least 2,260,900 shares, vote against the Acquisition Proposal and demand conversion of their shares into a pro rata portion of the trust account, we will not be able to consummate the Acquisition.

     Based on the amount of cash held in the trust account as of September 30, 2007, including interest accrued as of that date, you will be entitled to convert each share of common stock that you hold into approximately $5.89 net of estimated taxes.

     If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares of common stock if you continue to hold these shares through the closing date of the Acquisition and then tender your stock certificate to us. The closing price of our common stock on February 5, 2008, the most recent trading day practicable before the printing of this proxy statement, was $5.82. Prior to exercising conversion rights, our stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights.

SOLICITATION COSTS

     We are soliciting proxies on behalf of our board of directors. We will pay the cost of soliciting proxies. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors and officers may also solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this, other than the salaries they might otherwise receive.

     We have retained Morrow & Co. for an estimated fee of $27,500, plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies.

     We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable out-of-pocket expenses.

STOCK OWNERSHIP

     At the close of business on the record date, our founders, past and present executive officers, directors and advisors beneficially owned and were entitled to vote, in the aggregate, 2,670,000 shares of our common stock, representing around 20% of the then outstanding shares of common stock. As of February 5, 2008, these shares had a market value of approximately $15,539,400 based on our common stock price of $5.82 per share.

     For information on beneficial ownership of our common stock by executive officers, directors and 5% stockholders, see “Beneficial Ownership of Securities .”

THE ACQUISITION PROPOSAL

GENERAL DESCRIPTION OF THE ACQUISITION

     IGC, through its wholly-owned subsidiary in Mauritius (IGC-M), will:

1.	acquire a total of 63% of the issued and outstanding securities of Sricon Infrastructure Private Limited for around $29m in cash, this transaction will be in two parts:
  we will purchase a 58% equity interest in Sricon, on a fully diluted basis, directly from Sricon for about $26m and we will purchase an additional 5% equity interest in Sricon, on a fully diluted basis, from the promoters of Sricon for about $3m;
2.	acquire a total of 77% of the issued and outstanding securities of Techni Bharathi Limited (TBL) for around $12m. This transaction will be in three parts:
  for approximately $6.9 m, we will purchase a 38.7% equity interest directly from TBL,

  for $2 m, we will purchase from Odeon Limited, a holder of TBL securities, a convertible preferred debenture, which may be converted to approximately a 26.9% equity interest in TBL (IGC intends to exercise the conversion of this instrument), for approximately $3.13 m, we will purchase directly from TBL a new convertible preferred stock, which may be converted to 11.3% equity interest of TBL.

     Both acquisitions are collectively referred to as the “Acquisition Proposal.” It is anticipated that all three transactions will close simultaneously.

BACKGROUND OF THE ACQUISITION

     The terms of each of the Share Subscription and Purchase Agreement (SSPA) with Sricon and the Share Purchase Agreement (SPA) with TBL were the result of arm’s-length separate negotiations between representatives of the respective companies. The following is a brief discussion of the background of these negotiations.

     India Globalization Capital, Inc. was incorporated in the State of Maryland on April 29, 2005. We were formed to serve as a vehicle for the acquisition of an operating business in an unspecified industry located in India through a merger, capital stock exchange, asset acquisition, or other similar business combination.

     A registration statement for our initial public offering was declared effective on March 2, 2006. On March 8, 2006, we consummated an initial public offering of 11,304,500 units at a price of $6 per unit. In addition, management of IGC bought 170,000 additional units in a private placement, just prior to the IPO, for the same price as that offered to the public. Each unit consists of one share of common stock and two warrants. Each warrant entitles the holder to purchase one share of our common stock at a price of $5.00. Each warrant will exercisable on the later of our completion of a business combination or March 3, 2007 and will expire on March 3, 2011, or earlier upon redemption. The units sold in the private placement are identical to the units sold in the IPO with the exception that the individuals who bought the units in the private placement will have no right to any liquidation distributions with respect to the shares included in the private placement units, in the event we fail to consummate a business combination. Further, the private placement units may not be sold, assigned or transferred until we consummate a business combination. The purchasers in the private placement further agreed to waive their right to any liquidation distributions with respect to such shares in the event we fail to consummate a business combination.

     We received aggregate net proceeds from the private placement and the IPO of approximately $62,815,000. This amount was deposited in trust and, in accordance with our amended and restated certificate of incorporation, will be released either upon the consummation of a business combination or upon our liquidation. An additional $1,769,400, representing a deferred portion of the commissions payable to our underwriter Ferris, Baker Watts, Incorporated in connection with the IPO, was also deposited in the trust account. In the event that we consummate a business combination, those funds will be paid to Ferris, Baker Watts. Of the interest income earned on the monies in trust, $2,150,000, net of taxes, was deposited into our working capital account and the rest has been retained in the trust account. In addition, unsecured notes were issued to two of our founding stockholders for an aggregate amount of $870,000 in order to fund working capital, including business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. These notes carried interest at 4% and were due at the earlier of March 3, 2007, or the consummation of a business combination. Of the amounts represented by these notes, the principal amount of $600,000 has been repaid to date and a new note issued for $220,000 of the remaining principal amount. We have also issued a new note to a founding stockholder for an additional principal amount of $275,000 in order to fund working capital, including business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. On October 2, 2007, one of our Founders extended a loan of $250,000 to the Company on substantially the same terms as the other notes. The new notes are payable on the earlier of March 31, 2008 or the consummation of a business combination. The notes bear interest at 8% per annum. On December 24, 2007, one of our founders extended a loan of $4,300,000 to the Company. The note evidencing this loan is payable on the earlier of December 24, 2008 or 10 days after the consummation of a business combination. The note bears interest at 5% per annum.

     After the IPO in March 2006, we began evaluating prospective businesses regarding potential business combinations. We attempted to source opportunities proactively as well as reactively. We also explored many business combination structures taking into account Indian laws and our mandate. We considered, among others, stand-alone businesses, corporate spin-offs, management buy-outs, straight mergers and cash and stock buyouts. We also looked at structures that involved intermediary countries like Mauritius and Singapore as a way to minimize our tax exposure.

     During the period from March 2006 to September 2007, we evaluated over 150 companies, engaged in negotiations with several companies and signed seven letters of intent, before the board decided for a variety of reasons not to pursue a business combination with many of them.

SRICON

     On or around November 15, 2006 Roop Chand Betala, president of Volvie Capital, India contacted our CEO Ram Mukunda, about potential acquisitions. After showing us several potential business combinations in the power sector, all of which we rejected, Mr. Roop Chand introduced us to Sricon in March 2007.

     From March through July 2007, we continued to meet with Volvie Capital to discuss the business and a potential business combination. Several structures including a reverse merger, minority investment and acquisition of stock were discussed, as were valuations and projections. During these months, we also continued to pursue other potential business combinations.

     In July 2007, we had a serious discussion with the management of Sricon about a possible transaction and began financial due diligence.

     In August 2007, Mr. Mukunda had a discussion with members of our board and pursuant to the discussion we made a verbal offer to Sricon. After several rounds of negotiations, on August 28, 2007 we signed a letter of intent with Sricon. We immediately increased efforts at conducting due diligence. Members of Economic Laws Practice (ELP), a law firm based in India, our directors Mr. Prins and Mr. Nathani, our Chairman Dr. Krishna and Ram Mukunda, as well as eleven consultants carried out the process of audit, drafting of definitive agreements and legal due diligence. We simultaneously began negotiating the definitive agreements. On September 15, 2007, we signed the definitive agreements. In December 2007 we had discussions with Sricon regarding providing Sricon with a refundable down payment on the shares to be purchased under the definitive agreements, and on December 19, 2007 we signed an amendment to the definitive agreements.

TBL

     In April 2006, we hired Master Aerospace Consultants (MAC) to help source potential business combinations.

     In June 2006 MAC introduced Ram Mukunda to Ajax Engineering Pvt. Ltd as a possible acquisition. In June 2007, the CEO of Ajax Engineering Mr. A. K. Singh introduced us to Techni Bharathi Infrastructure (TBL). After several meetings with the management of TBL, we began to evaluate the company and conduct due diligence on TBL.

     In August 2007, members of our board discussed a potential transaction with TBL. On September 5, 2007, we signed a letter of intent with TBL. We immediately scaled up our efforts at conducting due diligence. Members of ELP, our directors Mr. Prins and Mr. Nathani, our chairman Dr. Krishna, and Ram Mukunda, as well as six consultants carried out the process of audit, drafting of definitive agreements and legal due diligence. The roles of the various parties in the process are described in the section entitled “Due Diligence and Valuation” below. We simultaneously began negotiating the definitive agreements. On September 15, 2007, we signed the definitive agreements.

     In December 2007 we had discussions with TBL regarding providing TBL with a refundable down payment on the shares to be purchased under the definitive agreements, and on December 21, 2007 we signed an amendment to the definitive agreements.

     On September 23, 2007, our board met formally to discuss all three transactions and unanimously agreed to present these transactions to the stockholders.

INTERESTS OF OUR DIRECTORS AND OFFICERS IN THE ACQUISITION

     When you consider the recommendation of our board of directors that you vote in favor of adoption of the Acquisition Proposal, you should keep in mind that certain of our directors and officers have interests in the Acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among other things, that if the Acquisition is not approved and we are required to liquidate, the stock and units issued to our executives and directors prior to the consummation of our public offering, including those purchased by our executives and directors in the private placement immediately preceding the public offering, will be worthless, because these shares will not participate in any distribution of the assets held in our trust fund. As of the record date, our present and past executives, directors and advisors owned a total of 2,500,000 shares of our common stock and 170,000 of our Units. In addition, Richard Prins has received an option to purchase 71,250 units, at a strike price of $7.50, from the Underwriters Purchase Option (UPO) that we granted to the underwriter, Ferris, Baker Watts and Ranga Krishna, our Chairman of the Board, is entitled to receive 446,226 shares of our common stock if we consummate the Acquisition under the terms of a $4,300,000 loan made by Dr. Krishna to us, which loan shall be due and payable 10 days after the completion of the Acquisition.

     Mr. Suhail Nathani is a partner at the law firm of ELP in Mumbai, India. He is also one of our directors. His law firm is responsible for the legal due diligence and for drafting the purchase agreements. Our board of directors took the relationship into consideration, and debated the potential conflicts before approving the hiring of ELP for representing us in India. Nathani did not take part in the board’s approval process of choosing ELP as our Indian legal council. One of the key considerations that the board took into account was the experience that Nathani and other ELP partners have in mergers, acquisitions, Indian and US securities law and cross border relations. While ELP is paid their standard fee for the work they did and continue to do for us, there is no arrangement of a success fee of any kind associated with the Acquisition Proposal.

     In addition, we anticipate that following the completion of the Acquisition, Ranga Krishna will serve as the chairman of our board of directors, Ram Mukunda will serve as the executive chairman, president and chief executive officer, Sudhakar Shenoy, Suhail Nathani and Richard Prins will remain on our board of directors. Each of our directors and officers will, following the Acquisition, be compensated in such manner, and in such amounts, as our board of directors may determine to be appropriate, subject in the case of our officers to the requirements of any employment agreements entered into with them.

OUR REASONS FOR THE ACQUISITION AND RECOMMENDATION OF OUR BOARD

     The board has concluded that the acquisitions of Sricon and, TBL are in the best interests of our stockholders. Our board of directors considered a wide range of factors in evaluating the Acquisition. The board considered the following factors, among others, in recommending the Acquisition Proposal:

  Our top down analysis and why the selected industries are attractive: our analysis of the industry shows that macro growth drivers for the industry are very strong. According to Committee for Infrastructure Financing, India & Bloomberg India expects to spend $475 billion on infrastructure build out. The major sectors where this spending will take place are in the areas of Power, Urban infrastructure, irrigation, airports, ports, railways and roads. Overall the industry sector is very attractive and the Indian infrastructure companies have increased, in value, over 800 percent, (source: Bloomberg) over the past three years. Further, we found the market to be fragmented with many local undercapitalized players. We also found barriers to entry in the form of new government regulations that made contract bid qualifications more stringent.

  The specific acquisitions and why they are attractive: both Sricon and TBL have industry knowledge and prior experience. Sricon in particular has the ability to bid on large contracts. Sricon has expertise in building cement plants, and mining, both high margin, recurring businesses. TBL has a strong regional presence in three states as well prior experience in states where the margins for basic infrastructure build out are higher. The ownership of these companies allows us to participate in building and owning assets in the form of build operate and transfer contracts, owing these companies gives us significant advantage in controlling costs associated with the engineering and building of these types of assets. Either Sricon or TBL could manage and eventually build out some of these assets helping in driving down costs.

  Companies willing to sell majority stakes: both TBL and Sricon were willing to sell majority stakes in their companies and allow a substantial portion of the money to be used to capitalize the companies. The management believed in their ability to grow the companies and was willing to take future awards of stock as an incentive to meet projections.

  Valuation and discount to public market multiples: the infrastructure industry in India is growing very rapidly and we have an opportunity to acquire two companies at fairly steep discounts to the public markets, providing arbitrage and high growth to our shareholders.

  The management teams and their commitment to corporate governance, and the ability of the company to potentially comply with SOX 404: we found that part of the challenge in acquiring majority stakes in companies, in India, was that entrepreneurs want to hold on to their stock even if it means not participating in high growth. The other challenge was that companies would have to become SOX 404 compliant. Several of the companies we spoke to including ones that we made offers to were reluctant to potentially comply with SOX 404. The management of Sricon and TBL were aware and willing to let us institute changes to their financial reporting and disclosure methodologies in order to become SOX 404 compliant.

     Among the negative factors that the board considered in reaching its determination were the following:

  Size and managing multiple companies: the board considered that the companies were small in size and that scaling these companies would present challenges. Part of the mitigating factors considered was IGC management’s experience with managing rapid growth and our access to Indian management that can help with scaling operations. With respect to multiple companies the board believed that the IGC’s management had considerable experience managing holding companies and that we could postpone integration and operate Sricon and TBL independently, as these companies had capable management teams.

  Government clients and branding: the board considered that this is a business where contracts are being awarded by the government and the brand of both Sricon and TBL will need to be enhanced. The mitigating factors considered were, 1) our board and advisors have extensive contacts with the Indian government and could actively help in positioning and branding the companies with the government of India; 2) some of our board members have experience dealing with federal government contracting in the US and 3) some of our board members have been dealing with Indian government owned companies for the past twenty years.

  Cash business: the fact that the business is labor intensive and that cash was used to pay employees, or contract workers was considered. In order to mitigate risk associated with this aspect of the business, especially in light of SOX 404, we negotiated clauses in our ownership that allows us to overhaul the accounting department and to hire and fire the chief financial officer.

  Corporate governance, reporting and SOX 404 compliance: the board considered that these companies would need to comply with SOX 404 in two years. The mitigating factors were the 1) Indian management’s willingness to let us install people, systems and processes that could meet public company corporate governance standards and SOX 404 compliance, 2) our management’s experience with public companies in the US and SOX 404 and 3) our access to experienced people that could help with reporting, governance and compliance.

INDUSTRY BACKGROUND: INFRASTRUCTURE:

     We were formed for the purpose of executing a business combination with a company with operations in India. We were not restricted to an industry group. We considered various industry groups, including home building, retail space construction, hotel construction, cement, steel, health care, information technologies and out-sourcing, retail, among others. Within each industry group, we looked at industry trends, competition, niche players, valuation metrics, economies of scope and scale, labor risk, foreign direct investment regulations and a several other factors.

     Our analysis showed that Indian engineering and construction companies, specifically those with expertise in road maintenance, road building, Build Operate and Transfer (BOT) roads, construction of power plants, airports, sea ports, rail roads, coal and ore mining, and other heavy construction, as well as the energy sector and in specific the alternative energy industry provide high growth where the demand far outstrips supply. The Indian economy is growing at a GDP of between 8 and 9.5% per year. The infrastructure in major cities is under enormous stress and the infrastructure in secondary cities requires expansion. The Indian government recently announced that it expected to spend approximately $475 billion by 2012 in order to improve Indian infrastructure. This includes approximately $40 billion on highways and over $160 billion on power. Among other infrastructures that will be expanded and built out are railroads, seaports and airports. Below, we provide background and an analysis of the Indian road infrastructure followed by an analysis of the energy sector.

India’s road network

	Indian Roads and
Category	Highways Length (miles)%
Expressways	124	*
National Highways	41,352	2%
State Highways	79,488	4%
Major District Roads	291,870	14%
Rural Roads	1,645,650	80%
Total Length	2,058,485
____________________

*     less than 1%

     The road network in India remains inadequate in terms of reach and quality and is unable to handle the traffic demands of its rapidly growing economy. While India currently has around 2 million miles of roads, most highways are narrow and congested with poor surface quality. According to the World Bank (“WB”), approximately 40% of India’s villages do not have access to all-weather roads. In the last 50 years, the government has built just 334 miles of 4–lane roads.

     Goldman Sachs Global Economics Paper No-152, titled “India’s rising growth potential” (GS-152), cites gains in productivity as one major driver for sustaining India’s GDP growth rate. It further argues that there are six reasons why India can continue to maintain or increase its growth rate. Among them, new highways are expected to jump start India’s competitiveness. The analogy drawn is with the US where the national highway construction in the 1920s and the 1950s fuelled commerce and development, and created the suburbs. The first of India’s most ambitious infrastructure project since the building of the railway network by the British in the 19th century is the building of the Golden Quadrilateral Highway. It connects four major cities – Delhi in the north, Kolkata in the east, Chennai in the south and Mumbai in the west. Along the way it runs through 13 states and 17 other cities with a million or more inhabitants, and is expected to be fully functional in 2007. The study concludes that the new highways from the Golden Quadrilateral Highway are expected to impact productivity in dramatic ways. For example, the expected build out of a network of highways are expected to reduce travel times by half, lower fuel costs and freight delivery times, and enable firms to leverage economies of scale. The new arteries are expected to attract economic activity, including hotels, gas stations and shops. The highways are expected to open up and out the closed worlds of Indian villages.

     According to the World Bank, India’s roads face major challenges:

  Lane capacity is insufficient and most highways are still two lanes or less.

  A quarter of all highways are congested to the point that truck traffic is greatly impeded.

  Currently, only one third of routine road maintenance needs are being met.

  Seventy percent of India’s population lives in rural areas and forty percent of villages do not have access to all weather roads and are cut off during the monsoon season.

  In urban centers the dramatic growth in vehicle ownership (around 15% a year during the past decade) has reduced rush hour speeds to less than 10 mph in the central areas of major cities.

  The continued anticipated growth in the India economy will only exacerbate these trends unless significant new capital is deployed quickly.

Source: World Bank (WB)

	Indian Road and Highway Assets
	Period 2001-2011	Period 2011-2021
	Investment	Investment
	(Amounts in USD millions)
Expressways National Highways:	$6,742	$15,730
Widening/maintenance	$23,596	$25,157
Expansion of NH system	$3,371	$4,045
State Highways:
Widening/maintenance	$15,730	$25,843
Expansion of SH system	$1,124	$2,247
Total	$50,562	$73,022

     Further, “since the early 1990s India’s growing economy has seen a rise in demand for transport infrastructure and services by around 10% a year. The sector has not been able to keep pace with rising demand and is proving to be a drag on the economy. Major improvements are required to support India’s continued economic growth and to reduce poverty” (WB). By the year 2011, the state and national highways will need to be widened and maintained at a cost of around $40 billion. The replacement cost of India’s highways is around $53 billion. Given the value of the highway assets, and given the vital role that roads play in economic growth and alleviating poverty, “India cannot afford to loose these assets.” (WB).

     In summary, the road building industry is at the cusp of a major growth thrust lasting, we believe, for the next decade. The road building industry is broadly divided into three areas, maintenance, road building and an approach taken by the government using a Build Operate and Transfer (BOT) mechanism that can attract private investment as well as rapidly build out world-class roads.

Build Operate and Transfer (BOT)

     The total funding gap in creating and maintaining an adequate highway system is estimated at around $24 billion over a decade (WB). The national highway system in India currently carries 40% of the total traffic, but constitutes only two percent of the total road network. To fill the funding gap, the government has begun to encourage private investments in the form of Build Operate and Transfer of highways (BOT). The government of India has already created an impressive list of roads requiring an investment of around $23 billion that it expects to put out for bids as BOTs through the National Highway Authority India (NHAI), an organization charged with building out the national network of roads. The bidding process for a BOT, broadly, is as follows:

  The NHAI identifies the end points and creates plans for a toll road, and solicits bids for these roads.

  The bidders must show prior experience, technical expertise, financial strength, appropriate inventory of equipment, experienced personal and logistics support among other factors, to qualify as a viable bidder.

  Once technically qualified the financial bids are opened and awarded.

     The financial model is based on projecting revenue by taking into consideration the expected number of cars traveling on the highway, the growth of traffic over time, toll per car, which is based on government stipulated norms, cost of maintaining the highway, cost of building the highway, etc. Based on a financial model the potential bidder has three choices for the financial bid:

  the potential bidder can ask the government to subsidize the cost of building the highway by asking for concessions, or the potential bidder can subsidize the government by offering to share the toll revenue, or the bidder can offer to do neither.

     The toll road is awarded to the bidder the government determines is the most, first, technically qualified and, second, most cost effective. The winning bidder collects toll for a period between 15 to 30 years, at the end of which the ownership of the highway is transferred to the government.

     We see an opportunity to own a portfolio of BOTs, we believe that there are early mover advantages in the BOT sector and that we can, over the next several years, own a lucrative portfolio of BOTs. Further, as we will have visibility into the locations of our BOTs, we expect to also invest in the development of service areas along the highways. While the scale of BOTs that India is slated to offer is large, the associated services (hotels, office complexes, gas stations, restaurants, etc) along the toll roads also provide an expansive opportunity.

     As part of our analysis we also looked at how serious the Government of India has been about addressing systemic risk, creating transparency and safeguarding foreign investments.

Government Initiatives in Road Building

     The government of India, having recognized the need to provide transparency in the bidding process and attract foreign capital has implemented the following:

1)	tax incentives on income from designated infrastructure projects;

2)	deregulation of complimentary industries that are essential to such projects;

3)	independent government oversight for the bidding process; and

4)	fast track clearance for foreign investors in qualifying projects.

     As these initiatives are in an early stage of implementation, the road-building sector provides a first mover advantage and provides an opportunity for investors to capture economic market-share at reasonable valuations.

     According to the Economics Law Practice (ELP), some regulatory changes in this sector include:

  The National Highways Act, 1956 has been amended to permit private entrepreneurs to undertake National Highway (NH) projects on a Build Operate and Transfer (BOT), sometimes referred to as Build Own Operate and Transfer (BOOT), basis and collect tolls. Under this Act, a simplified procedure has been prescribed for acquisition of land for the building, maintenance, management or operation of highways and separate provisions have been made for the levy and collection of fees for both public and private funded highways.

  State legal framework: The Indian Toll Act, 1851, makes it possible for State Governments to levy and collect tolls on any road or bridge that has been made or repaired at the expense of the Central Government or any State Government. However, the Act still needs to be amended by respective State Governments to allow the private sector to levy and collect tolls on State roads and bridges. Some State Governments have amended the Act – for example Uttar Pradesh and Madhya Pradesh, and others have taken legal steps in order to promote private sector participation. In addition to amending the Indian Toll Act, some states (e.g. Andhra Pradesh, Gujarat, etc.) have taken steps to enact a uniform law for infrastructure development.

     Further, the Indian Government has also enacted a series of far reaching measures to promote investment in roads. These include:

1)	Automatic approval for foreign equity investments up to 100 per cent, and foreign commercial borrowing to the extent of 30 per cent of the project cost.

2)	Granting road building the status of an “Industry.”

3)	Exemption from import duty on identified high quality construction plant and equipment, including duty free import of bitumen (used to make “asphalt”).

4)	The restriction on the maximum equity holding by a foreign company in an Indian joint venture has been lifted.

     In order to lay the foundation for safeguarding foreign investments India has finalized the Investment Promotion and Protection Agreements (IPPAs) with over 40 countries, including Mauritius and Canada, but not the US. This is one of the reasons that we expect to make our investments out of our wholly-owned subsidiary in Mauritius, IGC-M. Under the IPPA, setting up a joint venture or a 100% foreign owned subsidiary qualifies as an “investment,” which offers free transferability, repatriations of funds and provides for dispute settlement mechanisms as well as increased protection against expropriation. Further, India places no restrictions on “current account” transactions. Payments under construction contracts are considered to be current account transactions and are therefore permitted.

Sricon Infrastructure Private Limited (Sricon)

     Sricon is currently a small to medium size engineering and construction company. Sricon’s main areas of business activity are road and infrastructure building, BOT projects, civil and engineering works for power plants, steel mills, sugar plants, building of water supply and treatment systems, mining and other heavy construction.

     Sricon recently entered the BOT market by winning a contract to build a 25-mile state highway in the state of Maharashtra. The cost of the BOT is approximately $6 million and is expected to be operational in late 2008 and Sricon is expected to collect toll for an ownership period of approximately 9 years and 11 months.

     Sricon has already established the technical experience on a national basis to be a leading engineering and construction contractor of BOTs. We believe the company is well positioned to scale its operations in its main areas of business.

History

     The promoters founded Vijay Engineering Enterprises in 1994. They founded Srivastava Construction Private Limited in 1996. In 2004, it changed its name to Sricon Infrastructure Private Limited and was merged with Vijay Engineering Enterprises. Apart from the maintenance and building of roads and highways:

  Sricon is one of a few companies in India that has the expertise to construct and overhaul high temperature cement plants;

  Sricon is also one of a few companies with expertise in the construction of jetties for overhauling ships on sea ports;

  Sricon has expertise in the mining of coal and iron ore; and

  Sricon is an ISO 9001:2000 accredited company.

Indicative Customer list

       National Highway Authority of India (NHAI)
       National Thermal Power Corporation (NTPC)
       Maharashtra- PWD, Gujarat- PWD, Orrisa- PWD, MP- PWD/RDA, among others.

  Customers: Over the past 10 years Sricon has qualified in all states in India and has worked in several, including Maharashtra, Gujarat, Orissa and Madhya Pradesh. The National Highway Authority of India (NHAI) awards contracts on a national level (interstate highways) and the National Thermal Power Corporation (NTPC) awards contacts for the civil works associated with power plants. NCL awards mining contracts. Intra-state contracts are awarded by agencies within the state. The table titled “Indicative Customer List” sets out some of Sricon’s present and former customers. In the table, MP is the state of Madhya Pradesh and PWD stands for Public Works Department and RDA stands for Road Development Authority. Each state and some cities have a PWD/RDA and Sricon is registered across India and is qualified to bid on contracts anywhere in India.

  Human Resources: Sricon currently has a team of 282 technical and skilled individuals and deploys a labor force of around 600 unskilled individuals. It is located in the center of India, with easy access to all major metros around the country.

  Strategic differentiation: Sricon obtains all of its work through a process of bidding with agencies of the Indian federal, state, and local governments. Over the past 10 years, Sricon has created core competencies that differentiate it from its competition. Sricon established a national reach and an expertise in the building of jetties and docks at river and sea ports. It also established an expertise in the building and maintenance of high tech chimneys and high temperature cement plants, as well as mining of coal, limestone and iron ore. It then established a national presence and a brand in road maintenance and building, including the equipment and processes that today has resulted in brand equity among its key customers. Sricon has a track record of successful projects that in the aggregate establishes its technical qualifications on most future projects. From a technical qualifications perspective, management believes that Sricon is well positioned to specialize in certain areas, consistently win contracts in the road, highway sector, mining, construction of airports, sea ports and rapidly scale its operations, provided that it gets an adequate influx of capital.

  Contract bidding process: In order to create transparency, the Indian government has centralized the process for awarding contracts for the building of inter-state roads. The process is as follows:
  At the “federal” level, as an example, the National Highway Authority of India (NHAI) puts out a Statement of Work. The statement of work has a detailed description of the work to be performed as well as the time frame.

  Two proposals are submitted, the first sets out technical capabilities, prior experience, specialized machinery and manpower, among other criteria and the second proposal sets out a financial bid.

  The NHAI evaluates the technical bids and short lists technically qualified companies.

  The short list of technically qualified companies are then invited to place a financial bid and show financial strength through revenue, net worth, and balance sheet. The financial bids are opened and typically the lowest bid wins the contract.

  The process of bidding on a contract is capital intensive on the contractor as it must have the following financial resources: 1) earnest money deposit to show financial strength of between 2% to 10% of the project cost, 2) performance guarantee of between 5% and 10%, 3) working capital and 4) capital for plant and machinery.

  Technical expertise, stable of equipment combined with financial resources can enable the company to bid on large highway construction contracts as well as the building of airports and sea ports, where the environment is frequently less competitive, technical expertise is greater and the margins are larger.

  The financial qualifications for bidding on larger projects are also determined by a limit that NHAI places on its contractors. As the contractor executes larger highways, the ceiling is lifted. For example, currently Sricon’s ceiling is fairly high. It can bid on highway construction projects worth $114 million each, if it has the adequate financial resources. As and when it executes a $114 million highway successfully, the ceiling will be lifted. We believe that the current ceiling is a competitive advantage, as Sricon can bid on highway, airport and sea port construction projects in the $100 million range, providing substantial growth opportunities.
  Management: Sricon is currently a traditional Indian family-owned and managed business that is transitioning to a professionally run business. The officers and directors of the business have over a decade of road building and heavy construction experience. They have led the company from a small subcontractor, to a medium sized business. Our board of directors, after evaluating over 150 companies and associated management teams in India, believe that the management of Sricon, in particular its leadership team, is in large part poised to be successful in what we expect will be a meteoric raise in road building and BOT activity. We expect to combine Sricon’s extensive in-country experience and road building expertise with our strategic, financing, structuring, and business process experience to lead the company in an exciting and dynamic environment. The leadership of Sricon is set out below:

  Mr. Rabindralal B. Srivastava (54) is Founder and Chairman. In 1974, he started his career in Larsen and Toubro (L&T), one of India’s premier engineering and construction companies. In 1994, he became a civil engineering sub-contractor to L&T, as Vijay Engineering. He worked as a sub-contractor for L&T in Haldia, West Bengal and Tuticorin in South India among others. Under his leadership, Vijay Engineering expanded to include civil engineering and construction of power plants, water treatment plants, steel mills, sugar plants and mining. In 1996, Mr. Srivastava founded Srivastava Construction Limited, which in 2004 changed its name to Sricon Infrastructure to address the larger infrastructure needs in India like highway construction. He merged Vijay Engineering and Sricon in 2004. Mr. Srivastava graduated with a BSc. from Banaras University in 1974.
  Mr. Srivastava founded Hi-tech Pro-Oil Complex in 1996. The company is involved in the extraction of soy bean oil.

  He founded Aurobindo Laminations Limited in 2003. The company manufactures laminated particleboards.
  Mr. Abhay Wakhare (36) has been the General Manager of Finance and Accounting and the company secretary since 2004 where he is responsible for finance, accounting, human resources, and is the corporate secretary of the company. Mr. Wakhare has broad experience, having worked in several industries. From 2002-2004 he was the General Manager Finance, for the ammunitions manufacturing division of the Eros Group of companies. From 1999-2002, he was an entrepreneur having founded a perfume company. From 1996-1999, he was the chief executive officer of Disani Agro Limited, a $50m pesticide and herbicide manufacturer. From 1994-1996, he was the Assistant General Manager Finance, at Hindustan Lever. Mr. Wakhare’s education and qualifications are as follows: Bachelor of Commerce, 1990, Masters of Commerce, 1992, Nagpur University. 1993 Indian Institute of Cost Accountants. 1993, Chartered Financial Analyst. 1993, Bachelor of Law, Pune University. MBA, 1994, SIMB, Pune. Masters in Law 1996, Osmaniya University. MSc. Finance, 1997, Business School of Hyderabad.

  Mr. Ajay Dhiman, (40), is Project Manager. He joined Sricon in 2006 and is responsible for the planning and oversight of highway construction. From 1994 to 2006, he held various positions including as the AE-Superintendent with the Border Road Organization, which is responsible for the construction and maintenance of all border roads in India. Mr. Dhiman graduated in 1994 from the Associate Member Institute of Engineers, Delhi with the equivalent of a B.E. (civil).

  S.K. Dubey, (39), is General Manager (Projects). Since 1995, he has been responsible for Planning & Execution of Civil & Mechanical Engineering Projects. From 1992 to 1995, he was a Project Engineer with Reva Engineering Industries Pvt. Ltd. New Delhi. Mr. Dubey graduated from Pune University in 1990 with a BE.

Past financial performance

     For the fiscal years ending March 31, 2005, 2006 and 2007, Sricon’s overall revenue has been flat due primarily to financial constraints. The overall revenue for FY 2005, 2006 and 2007 have been about $11.5 million, $11.0 million and about $10.6 million, respectively.

  Gross margins: Over the past two years Sricon borrowed money in order to buy heavy construction equipment, which in turn has allowed it to improve gross margin and position itself for the future. We expect to continue to purchase plant and machinery in order to further increase gross margins. Its gross margins for FY 2005, FY 2006, and FY 2007 were approximately 19.2%, 21.9% and 23.6%, respectively.

  Depreciation: There is a significant difference in the way that IGAAP treats depreciation and the way USGAAP treats depreciation. Under Indian accounting standards, companies depreciate assets over much longer periods. For example, buildings are depreciated over 58 years and 25 years in IGAAP and USGAAP respectively. Other differences include vehicles, furniture, and office equipment, which are depreciated over 20 years and 5 years in IGAAP and USGAAP respectively. This creates a difference in the earnings reported under IGAAP and USGAAP. Earnings will be reported in USGAAP subsequent to the Acquisition
  Interest: Sricon pays an average of 13.5% interest on its loans. In addition, it pays an average of 16.5% interest on plant and equipment that it leases. Not including lease payments, Sricon paid $312 thousand, $389 thousand and $533 thousand in interest for FY 2005, 2006 and 2007, respectively.

  Sricon’s earnings for FY 2005, 2006, and 2007 are about $544 thousand, $482 thousand and $410 thousand, respectively. The decline in earnings over the past three years has been due to the increase in finance costs. It is our belief that by lowering the cost of capital and providing liquidity to the company, there will be a substantial improvement in earnings.

Projected financial performance

     The projections for Sricon, based on the present backlog of work on hand, are as follows:

  The projected revenue for the fiscal year ending March 31, 2008 is around $22 million with after tax earnings of around $2.8 million.

  The projected revenue for the fiscal year ending March 31, 2009 is around $92 million with after tax earnings of around $13 million, with the increase from 2008 expected to come from increased execution of the contracts into which Sricon has already entered.

  Sricon has a backlog of contracts to be completed worth approximately $195 million not including the BOT. The major contracts are as follows:
  for the construction of the Seoni-Lakhanadaon section of National Highway number seven (NH-7) valued at around $18.25 million over the next eighteen months,

  for the construction of the Seoni-Mandala section of NH-7 valued at around $19.25 million over the next eighteen months,

  for the construction and expansion of a part of the Nagpur to Hyderabad section of NH-7 valued at around $35 million over the next 21 months,

  the Northern Coal Limited contract for evacuation and partial mining of coal valued at around $62.5 million over the next 36 months, and three cement plant contracts with a total back log of around $60 million over 36 months.
  At the end of FY 2009 (March 31, 2009), we anticipate that the backlog of current contracts will be around $80.8 million. The following shows the projected revenue, by project, of the backlogged work for fiscal years 2008 and 2009, and the projected earnings from these projects in total:

Sricon projections

	First half FY 2008	Second half FY 2008
	April 1-September 30,	(October 07-March	FY 2008 (ending	FY 2009 (ending
	2007 (Actual)	2008)	March 31, 2008)	March 31, 2009)
Rajeshree cement plant	$0.00m	$0.75m	$ 0.75m	$ 5.00m
Rajula cement plant	$1.61m	$3.82m	$ 5.43m	$ 7.50m
Avapur cement plant	$2.00m	$2.57m	$ 4.57m	$ 7.50m
Northern coal limited	$0.40m	$1.20m	$ 1.60m	$19.00m
Part of NH 7- bridge	$0.00m	$0.00m	$ 0.00m	$11.25m
Part of NH-7	$2.85m	$3.81m	$ 6.66m	$13.75m
Seoni-Lakhadaon HH-7	$0.00m	$1.00m	$ 1.00m	$13.75m
Seoni-Mandala HH-7	$0.00m	$1.00m	$ 1.00m	$13.75m
Other Income	$0.43m	$0.25m	$ 0.68m	$ 1.00m
Projected revenue	$7.29m	$14.4m	$ 21.7m	$ 92.5m
Projected earnings			$ 2.8m	$ 13.0m

  Short/MediumTerm Margin Expansion: We project an improvement in earnings margins from 3-5% to between 14-18% on a post tax basis for the following reasons:
  Typically, Sricon pays between 1% and 2% a month more on raw materials because it does not have the cash to pre-pay or pay vendors on a current basis. Adequate capital provides leverage with vendors that results in purchasing power. Sricon expects to reduce its overall cost of raw materials, which would result in an increase in margins of about 5%.

  Sricon expects to become more vertical by adding machinery like crushers, which would allow Sricon to make its own aggregate. This increases cost efficiency and productivity, which translates into added margin. It is estimated that this will result in an overall improvement in margins of approximately 3%.

  Sricon expects to reduce its overall cost of capital. It expects to reduce its interest rate from an average 13.5% to around 9% through an improved balance sheet resulting from the infusion of capital from the acquisition and the ability to access less expensive lending sources in the United States. It also expects to reduce the cost of leasing equipment by purchasing plant and machinery. We project an increase in margins of between 5-7% from a reduction of the overall cost of capital.

Techni Bharathi Limited (TBL):

History

     TBL was founded in 1982. TBL is currently a regional competitor in the infrastructure industry with experience in the states of Kerala, Tamilnadu, Karnataka and Assam. TBL’s main areas of business activity includes highway construction, civil and engineering works for power plants, tunnels, bridges, airports, dams, railroad construction townships, irrigation and other heavy construction.

TBL Indicative Customer list

     National Highway Authority of India (NHAI)
     Konkan Railway Corporation and the Southern Railway.
     Karnataka- PWD, Kerala- PWD, Assam- PWD, Tamilnadu PWD, among others.
     National Thermal Power Corporation.
     Cochin International airport Limited

  Customers: Over the past 10 years, TBL has focused on four states: Karnataka, Tamilnadu, Kerala and Assam. The table titled “TBL Indicative Customer List” sets out some of TBL’s present and former customers.

  Human Resources: TBL currently has a team of 110 technical and skilled individuals and deploys a labor force of around 250 unskilled individuals. It is located in the south of India, with easy access to all major Indian metropolitan areas.

  Strategic differentiation: TBL obtains all of its work through a process of bidding with agencies of the Indian federal, state and local governments. Over the past 25 years, TBL has created core competencies that differentiate it from the competition. It has core competencies in the construction of highways, irrigation projects and railroads. From a technical qualifications perspective, management believes that TBL is well positioned to specialize in certain areas and consistently win contracts in the road, highway, irrigation, railroad and power sectors and rapidly scale its operations, provided that it gets an adequate influx of capital.

  Management: TBL is currently a traditional Indian family-owned and managed business that is transitioning to a professionally run business. The officers and directors of the business have over a decade of road building and heavy construction experience. They have led the company from a small sub-contractor, to a medium sized business. Our board of directors, after evaluating over 150 companies and associated management teams in India, believe that the management of TBL, in particular its leadership team, is in large part poised to be successful in what we expect will be a significant raise in road building, BOT and heavy construction activity. We expect to combine TBL’s extensive in-country experience with IGC’s strategic, financing, structuring, and business process experience to lead the company in an exciting and dynamic environment. The leadership of TBL is set out below:

  Mr. V.C Antony (76) is Chairman. Mr. Antony brings over 50 years of experience in the construction of highways, bridges, dams, railroads and offshore platforms. He is the founder of TBL and became its Chairman in 1991. In 1976 he became Founder, Chairman and Managing Director of Bhagheeratha Engineering. In 1990 he took it public on the Bombay Stock Exchange. Under his leadership, Bhagheeratha grew to be one of the 10 largest construction companies in India. He expanded Bhagheeratha into the Middle East, specifically Iraq, UAE, Qatar and Yemen. Mr. Antony retired as the Managing Director in 1997. Mr. Antony became the South Zone Chairman of the Confederation of Indian Industry (CII) in 1991. He is currently on the board of the Lakeshore Hospital and Research Centre in Kerala, India.

  Mr. Jortin Antony (40) is the son of V.C. Antony. He has been the Managing Director of TBL since 2000. Prior to that he held various positions at Bhagheeratha starting as a management trainee in 1991. From 1997 to 2000 he was the Director of Projects at Bhagheeratha. In 2003, Mr. Jortin Antony was awarded the Young Entrepreneur Award from the Rashtra Deepika. He graduated with a B.Eng, in 1991, from Bangalore Institute of Technology, University of Bangalore.

  Mr. Benoi Madhavan (44) joined Techni Bharathi Limited as General Manager (Technical) in December 2006. He has been responsible for preparing bids, budgets and technical monitoring of contracts. From February 2004 to December 2006, he was the Deputy General Manager in Aarvee Associates, Hyderabad, a company engaged as a consultant to the National Highways Authority of India (NHAI). From 1998 to 2004, he was with TBL as Manager (Contracts & Projects). Mr. Madhavan graduated in 1987 from the University of Calicut, Kerala with a BEng in Civil Engineering. He is a member of the Institution of Engineers and the Indian Road Congress.

  Mr. Alex Antony (40) is a cousin of Jortin Antony. He has been with TBL since 1995. Since 2004, he has been Vice President (Contracts), responsible for contract administration and co-ordination of various projects of the company. From 1995 – 2004, he was Vice President (Operations). From 1992 – 1995, he worked as General Manager, Kairali Orchids Private Limited a floriculture business. Mr. Alex Antony graduated in 1987 from Gandhi University, Kerala, India.

  Mr. M Santhosh Kumar (41) has been with TBL since 1991. Since 2002, he has been the Deputy Manager (Finance and Accounting). From 2000 to 2002, he was the Marketing Executive for Techni Soft (India) Limited, a subsidiary of Techni Bharathi Limited. From 1991 to 2000, he held various positions at TBL in the Finance and Accounting department. From 1986 to 1991, he worked as an accountant in the Chartered Accounting firm of Balan and Company. In 1986, Mr. Santhoshkumar graduated with a BA in Commerce from Gandhi University, Kerala, India.

Past financial performance

     For the fiscal years ending March 31, 2005, 2006 and 2007, TBL’s overall revenue has been $8.9 million, $2.3 million and about $4.3 million, respectively.

  Gross Margins: For FY 2005, 2006 and 2007, TBL’s gross margins were ($1.1 million), ($0.3 million) and $1.7 million, respectively.

  Interest: TBL pays an average of 14% interest on its loans. In addition, it pays an average of 16% on plant and equipment that it leases. Not including lease payments, TBL paid $1.9 million, $1.5 million and $1.1 million in interest for FY 2005, 2006 and 2007, respectively. As a percentage of revenue interest payment in FY 2005, 2006 and FY 2007 were about 21%, 67% and 26%, respectively. It is our belief that by appropriately reducing the leverage and reducing the cost of capital, TBL will be able to increase its profitability.

  Bank Loans: TBL has been restructuring and continues to restructure its debt. In FY 2005, FY 2006 and FY 2007 the long-term component of debt was $3.9 million, $3.7 million and $2.3 million, respectively. TBL’s total liabilities at FYE 2006, FYE 2007 and September 30, 2007 were approximately $16 million, $12 million and $8 million, respectively. The reduction of was achieved through : 1) the sale of real estate assets, 2) the sale of shares to Odeon and 3) discounts obtained from banks for one time settlements.

  TBL’s earnings for FY 2005, 2006, and 2007 were about ($3.3 million), ($2.3 million) and $0.5 million, respectively. It is our belief that by lowering the cost of capital and providing liquidity to the company, there will be a substantial improvement in earnings.

Projected financial performance

     The projections for TBL, based on the present backlog of work on hand, are as follows:

  The projected revenue for the fiscal year ending March 31, 2008 is around $8.5 million with after tax earnings of around $3.2 million.

  The projected revenue for the fiscal year ending March 31, 2009 is around $28 million with after tax earnings of around $3.6 million.

  TBL has a backlog of contracts to be completed of approximately $47 million. The major contracts are as follows:
  for the partial construction of NH 54 in Assam, valued around $36 million over the next eighteen months, and for the partial construction of the Tiruneivi road, valued at around $11 million over the next eighteen months.
  The following is a projection of the revenue and earnings of TBL, based on the current back log, and IGC funding, through fiscal year 2009:

TBL projections

	First half FY 2008	Second half FY 2008
	April 1-September 30,	(October 07-March	FY 2008 (ending	FY 2009 (ending
	2007 (Actual)	2008)	March 31, 2008)	March 31, 2009)
	(In millions of US dollars)
Anuva Anganali road	$ 0.35	$ 0.00	$0.35	$ 0.00
Cochin International Airport	$ 2.50	$ 0.00	$2.50	$ 0.00
NH 54 Assam road	$ 0.00	$ 0.00	$0.00	$ 10.50
NH 54 Assam road (JV)	$ 0.00	$ 1.30	$1.30	$ 12.50
Tirunelvi road	$ 0.00	$ 1.70	$1.70	$ 4.25
Other Income	$ 2.69	$ 0.00	$2.69	$ 0.30
Projected revenue	$ 5.54	$ 3.00	$ 8.5	$ 27.6
Projected earnings			$ 3.2	$ 3.6

Short/MediumTerm Margin Expansion

     We project an improvement in earnings margins from 3-5% to between 13-15% on a post tax basis for the following reasons:

  Typically, TBL pays between 1 and 3 percent a month more on raw materials because it does not have the cash to pre-pay or pay vendors on a current basis. Adequate capital provides leverage with vendors that result in purchasing power, and an anticipated increase in margin of an estimated 5%.

  TBL expects to add plant and machinery enhancing productivity and resulting in an estimated margin improvement of around 3%.

  In FY 2007, TBL’s interest payments were around 26% of revenue. We expect to decrease interest costs through a progressive improvement of the balance sheet, reduced debt levels resulting from the infusion of capital from IGC and our ability to access less expensive lending sources in the United States. We expect these efforts to result in margin improvement of approximately 5%.

  We expect to increase G&A in the short term by an additional 3% of revenue.

DUE DILIGENCE AND VALUATION

     Our board members Ram Mukunda and Richard Prins are highly experienced in matters involving valuation of companies and performance of the requisite due diligence to arrive at such valuations.

  Our President and Chief Executive Officer, Ram Mukunda has over 10 years of international experience acquiring and integrating acquisitions. He has led teams that conducted due diligence, valuations, made acquisitions and integrated minority and majority stakes of companies in the US, India, Germany, France, Hong Kong, Guam and Canada. He has led and managed several multimillion-dollar international business transactions involving high growth, business restructuring, turn around, cost reduction, corporate governance and off-shoring strategies. He has led public companies through capital raises, high growth, restructuring, involving both organic and inorganic expansion. He has been on the sell-side and buy-side of an acquisition. His experience has helped him gain valuable insight in creating business models, evaluating risk, conducting due diligence and the principals of evaluating and valuing businesses.

  Our board director Dick Prins, over the past 24 years, has been involved in valuing companies, rendering fairness opinions, conducting due diligence and practically all services related to mergers and acquisitions. Specifically, he analyzed and valued companies for five years at the leveraged buyout firm of Tuscarora Corporation. For eight years he led the investment banking team at Crestar Financial Corporation that conducted valuations and due diligence as well as helped companies acquire and sell business. For the past eleven years he has been involved in all aspects of mergers and acquisitions at the firm of Ferris, Baker Watts, where he is the Director of Investment Banking.

     In conducting due diligence and arriving at a valuation, we retained the services of the following:

  The firm of Economic Laws Practice (ELP) is a law firm in India with offices in Mumbai and Delhi. One of their Partners, Suhail Nathani, is a director on our board. The Partner responsible for our matters, Sujjain Talwar, has teams that specialize in conducting legal due diligence, negotiating and drafting agreements, mergers and acquisitions, and general Indian corporate law. The firm was responsible for conducting legal due diligence on Sricon and TBL. The firm was also responsible for drafting the acquisition agreements and ensuring compliance with Indian law. Sujjain Talwar and Suhail Nathani were also responsible for legal negotiations with Sricon and TBL and their respective legal representatives.

  Ferris, Baker Watts (FBW) based in the U.S. assisted in due diligence, valuation and feed back on our acquisitions from a US public markets perspective. Mr. Prins is Director of Investment Banking at FBW and also a director on our board.

  Mercurius Advisory Services based in Delhi, India, was responsible for conducting financial due diligence and helping the accounting staff at Sricon and TBL prepare USGAAP statements, schedules and the requisite back-up required for a successful USGAAP audit. The principals at Mercurius are individuals with prior experience at the accounting firm of Price Waterhouse, Coopers. Their clients include several multi national companies located in India. Mercurius was also responsible for modeling the future earnings of Sricon and TBL.

  Tamilnadu Financial Services Limited (TFS), was hired by us to conduct due diligence and manage the financial workflow at TBL. TFS was asked to focus on the ongoing negotiations between TBL and their bankers and to assess the risk and feasibility of bank settlements as well as to evaluate the probability of collecting on delay claims filed by TBL, as these are important qualitative considerations that impacted our offer to TBL.

  PCAOB listed audit firm Yoganandh & Ram based in Chennai, India, was responsible for conducting a three-year USGAAP audit of Sricon and TBL.

  Société Générale (“SG”), acting through its M&A team located in Singapore. SG helped us analyze various industry sectors, assess potential targets, assisted in developing negotiating strategies, provided market intelligence and provided inputs on comparable industry valuation parameters for certain assets. SG was not requested, nor did it render or deliver any valuation or fairness opinion, nor did it provide any valuation or appraisal services whatsoever in respect of any potential target company or any of its assets.

     Based on the extensive resources devoted to evaluating and conducting due diligence of all our acquisition candidates, we decided not to devote additional resources and engage an investment bank to render a fairness opinion, instead we relied on the team consisting of Ram Mukunda, Dick Prins, FBW, Mercurius Advisory Services, ELP and TFS to value the companies.

Valuation Analysis

     According to the underwriting agreement we entered into in connection with our initial public offering, our initial target business or businesses in the aggregate must have a fair market value, as determined by our board of directors, equal to at least 80% of our net assets at the time of the business combination. The value of the equity interest we propose to acquire in Sricon and TBL was calculated, during negotiations with the companies, in the aggregate, at $113.6 million, which represents 169% of our net assets as of September 30, 2007.

     Our approach to valuing the companies, consisted first of an analysis of the infrastructure sector in India, this included analyzing historical growth, future growth, competitive landscape, market size, and an analysis of the companies that are publicly traded on the Indian stock market. We then analyzed the US market for comparable companies and considered the multiples at which the U.S. companies trade on the U.S. stock exchange. We then considered, qualitatively, the different types of risks including the following:

  Country/political risk consists of the likelihood that our business would be affected adversely from mass riots, civil war, currency devaluation, regulatory changes etc. While this risk would apply to all companies in India its impact on the infrastructure sector could be more than a sector like Information Technology (IT) or Business Process Outsourcing (BPO). For example, civil disturbance is likely to hurt our business, versus a business in IT or BPO.

  Currency risk consists of risk associated with the relative value of the Indian Rupee versus the U.S. dollar. We determined that while a likely increase in value of the Indian Rupee could potentially hurt other sectors like IT or BPO, it would actually benefit the Infrastructure sector as raw materials and heavy machinery are imported into India.

  Labor risk consists of risk associated with labor. This is an important risk factor as certain aspects of the business depend on a large unskilled labor-force. We determined that this risk while real, was a risk factor that potentially was limited to certain states in India where Sricon and TBL did not have much, if any, business.

  Risk associated with clients (collection risk) was determined to be relatively low as most of the contracts that are awarded are by companies owned by the government. While we perceived a likely hood of payment delays, we did not expect any defaults. We also determined that our two companies were not at risk, as they did not have any contracts with states that had a higher likelihood of default.

  We analyzed the transparency of the contract award process in India and determined that the government had overhauled the process and introduced a great deal of transparency including sealed bids and strict guidelines for technical qualifications as well as stringent rules for financial qualifications.

     Based on the market outlook and a qualitative analysis of risk the board decided that the infrastructure sector would be very attractive to our shareholders.

     We used three methodologies, peer group multiples, comparable transaction and discounted cash flow, for valuing Sricon and TBL.

Public Peer Group

     The valuation of Sricon and TBL involved comparing these companies to the peer group of companies that were publicly traded on the Indian stock market and the price earnings multiple for the Fiscal Year Ending (FYE) March 31, 2009. We focused on the Fiscal Year Ending March 31, 2009 (FYE 2009), as that would be the first full year post funding. The FYE 2009, trading multiples (source: Bloomberg) for each of the companies in the peer group are shown below as of August 27, 2007, the date just before we signed a letter of intent with Sricon. We also show the FYE 2009 trading multiple as of December 28, 2007 (source: Bloomberg) to update and illustrate the dramatic increase in value of infrastructure companies between August and December of 2007. The aggregate stock price of the peer group as a whole has increased over 197% between August and December 2007. We also applied the analysis to the FYE 2008. Below, P/E refers to the Price Earnings Ratio. The P/E ratios are shown for FYE March 31, 2009 as of August 27, 2007 and December 28, 2007. We also provide the P/E ratios for FYE March 31, 2008 as of August 27, 2007 and as of December 28, 2007. (source: Bloomberg).

	P/E for FYE 2009	P/E for FYE 2009	P/E for FYE 2008	P/E for FYE 2008
	as of August 27,	as of December 28,	as of August 27,	as of December 28,
Name of Company	2007	2007	2007	2007
IVRCL Infrastructure	18.9	27.1	25.4	36.4
JMC Projects	10.4	19.2	17.7	32.6
B.L. Kashyap	11.6	26.3	16.8	38.3
Madhucon Infrastructure	9.8	24.9	14.9	38.2
Nagarjuna construction	16.8	30.4	22.4	40.6
Gammon India	22.8	31.8	30.8	43.0
Hidustan Construction	21.8	39.0	34.1	60.9
Patel Engineering	16.6	37.5	22.1	50.1
Sadbhav Engineering	11.1	23.0	15.5	32.0
Simplex infrastructure	10.5	19.7	19.0	35.5
Average	15.0	27.9	21.9	40.8

     Based on detailed discussions with the management of Sricon and TBL, we developed a model of their FYE 2009 revenue and earnings based on contracts in hand.

     Based on our due diligence and development of a model for FYE 2009, we projected Sricon’s earnings at $13.03 million and TBL’s earnings at $3.57 million. Applying the average public market multiple of 15.0 times earnings resulted in a valuation of $195.9 million and $53.7 million for Sricon and TBL respectively. We propose to acquire 63% of Sricon and 77% of TBL. This results in a value for IGC’s portion of Sricon at about $123.4 million and about $41.3 million for IGC’s ownership of TBL, or a combined value of $164.7 million.

     We modified the aggregate value of $164.7 million using three factors; a private company discount factor, a scale factor and a control premium factor. Each is discussed below. The private company discount factor is generally arrived at using:

  Market liquidity: As both Sricon and TBL are private, their stock is illiquid contributing to a discount in its value over the value calculated using public market metrics.

  Capital structure: Both Sricon and TBL have been paying interest rates that are higher than the public companies. Further, they are leveraged to a greater extent than their public company counterparts. While, it is expected that IGC will use its balance sheet to reduce the overall cost of capital for Sricon and TBL and will normalize the capital structure to make it comparable to the public companies, their capital structure contributes to a discount over public market multiples.

  Profitability: Both Sricon and TBL have been run as private companies optimized for minimal tax, we would expect to run these companies as public companies seeking to maximize profit. This also results in a discount over public company multiples.

  Operations: The peer group, while in the same industry as Sricon and TBL, tend to have products, services and revenue mix that are broader than Sricon and TBL. These result in a discount over the public market multiples.

  Scale: Both Sricon and TBL are smaller than the public market peer group resulting in a different risk profile. While the capitalization that IGC will provide is expected to remove financial risk, the risk of scaling operations will remain. This also results in a discount over the public market multiples.

     We qualitatively assessed the discount factor for the first four factors (market liquidity, capital structure, profitability and operations) at 20%. This discount is consistent with private-public market discounts in India, as estimated by our advisors. For the fourth factor, Scale, we added an additional 20%. We arrived at this by analyzing the trading discount of smaller companies over the average. For example on August 27, 20007 the smaller companies were trading at an aggregate average of 20%, to the overall average.

     In the case of Sricon and TBL we are purchasing a controlling interest of these companies. Further, even in the event that all the management shares over the next several years are awarded to the management of Sricon and TBL, IGC would continue to hold a controlling interest in these companies. Typical control premiums in India are between 10% and 20%, as estimated by our advisors. We used the premium at the lower end of the range of 10%.

     Combining all three of the factors we arrived at an overall private market discount of 30.0% for Sricon and TBL, compared to the public peer group. Applying this discount we arrived at a value of $86.4 million for the IGC ownership in Sricon and $28.9 million for the IGC ownership of TBL. This resulted in a combined value of $115.3 million for the IGC ownership in both these companies. This corresponds to a valuation for Sricon that is 129% of the amount of money in escrow as on September 30, 2007 and a valuation for TBL of 43% of the money in escrow. The combined valuation of $115.3 million is 172% of the money in escrow. The total amount of money in escrow as on September 30, 2007 is $67,091,690.

     Since August 2007 the Indian market and specifically the infrastructure sector has increased in value considerably. For example, on August 27, 2007 the aggregate stock price of the peer group was INR 3,858.5 (about USD 96.5) and on December 28, 2007 the aggregate stock price was INR 7,617 (about USD 190.4) an increase of 197% (source: Bloomberg). The peer group analysis on December 28, 2007 results in a value of IGC’s portion in Sricon at $160.3 million or 239% of escrow and the IGC’s value in TBL at $53.7 million or 80% of escrow. The aggregate value of the two acquisitions would be $214.0 million or 319% of escrow.

     Applying the analysis to FYE March 31, 2008 yields a value for the combined companies at $36.5 million or 54% of escrow. The analysis for FYE March 31, 2008 as of December 28, 2007, for the combined companies, yields a value of $68.0 million or 101% of escrow.

Comparable Transactions

      This is an analysis, which involves a review of merger, acquisition and asset purchase transactions involving target companies that are in industries related to Sricon and TBL. This type of analysis generally provides a wide range of value, because of the varying importance of an acquisition to a buyer. For example, a strategic buyer may be willing to pay more than a financial buyer. In addition there are potential differences in the transaction process based on how competitive a bid may become. Information involving private buyers and sellers are not typically disclosed unless they involve a public company and the transaction is deemed to be material. As a result, the selected comparable transaction analysis is limited to transactions involving investments made by private equity into public companies, in a private transaction.

     For this analysis, the Company has selected the following list of indicative transactions for comparison purposes. The information included in the following table has been obtained by the Company from publicly available information. The individual transactions and any transaction-specific information included in such table were selected for inclusion in this Proxy Statement by the Company after consultation with FBW.

     Although the comparable transaction analysis is inherently based on incomplete information, it does provide insight into the types of investments that have been carried out in India. While some of the companies listed below are not in our original peer group, they provide valuable information. The following is a list of transactions and the dates on which they were announced.

Announcement			%	Acq. Price/
Date	Buyer	Target	Acquired	FY Net Profit
28- Aug-07	Blackstone	Nagarjuna construction	8.9%	47.5X
12-Jul-07	CVIGP II Client Rosehill Ltd.	Subhash Projects & Marketing	9.6%	20.6X
13-Feb-07	AMIF Ltd	Kalindee Rail Nirman	15.2%	44.8X
27-Dec-05	Consortium	Unitech Ltd	14.3%	33.5X
8-Aug-05	Beethoven Ltd	Simplex Infrastructure	15.0%	24.7X
12-Oct-04	Italian-Thai Development	ITD Cementation	80.4%	20.3X
5-Oct-04	Chrys Capital III LLC	Gammon India	14.6%	42.2X
	Average			31.4X

Source: Bloomberg, news articles from Factiva and company financial statements.

     The average of private transactions carried out in India show an average multiple of 31.4 times current year’s earnings. There is not enough information to assess what the multiples were for earnings one year out. However, we estimated conservatively that if earnings were to double in the year following the investment the average multiple would have been around 15.7, slightly higher than the 15.0 used in the peer group analysis. Applying the methodology to Sricon and TBL, using the same discount and premiums used in the peer group analysis to adjust from public multiples to private multiples, yields an aggregate value of $120.4 million or 179% of escrow. This analysis is unchanged as of December 28, 2007. Applying the analysis to FYE 2008 yields a value of $52.4 million or 78% of escrow. The total amount of money in escrow as on September 30, 2007 is $67,091,690.

Discounted Cash Flow

     The third methodology used was a discounted cash flow (DCF) methodology. A DCF estimates value based upon a company’s free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. The analysis used unlevered free cash flow after estimated capital expenditures. This represents the amount of cash generated and available for interest, principal and dividend payments after providing for on going business operations and capital expenditures. While a DCF analysis is the most scientific of the methodologies used, it is dependent on projections and numerous industry specific and macroeconomic factors.

     A standard DCF analysis was used to determine the value of Sricon and TBL’s equity on the basis of its financial results and projected estimates of revenue and net profit for the fiscal years 2009, 2010, 2011. Key inputs used in the DCF analysis were the projections for revenue and net profit for the next three fiscal years and the cost of equity for the two companies using standard market data. The key assumptions for projecting revenue and profit were a) the successful completion of the backlogs, b) new contracts based on management’s estimates, c) a continuing commitment by the Indian Government to build out infrastructure.

     As of March 31, 2007 the Indian market returned 15.9%. The “risk free” rate in India was around 8.0%. This yields an equity risk premium of 7.9%. We calculated the beta for our peer group at 1.22 (source: Bloomberg) and used the Capital Asset Pricing Model to derive a cost of equity of 17.7% for our industry group. We then made adjustments for illiquidity and derived an over all discount rate of 18.52%. We applied this discount rate to DCF valuation for the IGC portion of Sricon and TBL. The DCF yielded a valuation of $73.4 million and $31.4 million for the IGC portion of Sricon and TBL respectively, and an aggregate valuation of $105.0 million or 157% of escrow. The analysis remains unchanged as of December 28, 2007. Applying the DCF analysis to the FYE 2008, 2009 and 2010 yields a value for the combined companies at $120.2 million or 179% of escrow.

     All three valuation methodologies are relevant in their own way and provide useful information, we combined all three analyses, allocating each analysis an equal weight of 33.33%. Based on the analysis described the board recommended that the acquisitions, as providing the stockholders considerable value and in the aggregate meeting the 80% threshold. The results are summarized below for the FYE March 31, 2009, FYE March 31, 2008 as of August 27, 2007 and as of December 28, 2007.

	As of August 27, 2007	As of December 28, 2007
FYE March 31, 2009	169% of escrow*	218% of escrow*
FYE March 31, 2008	84% of escrow*	100% of escrow*
____________________

*As measured against Escrow as on September 30, 2007, which was equal to $67,091,690.

     Any estimates contained in the analysis were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth in the analysis. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

APPRAISAL OR DISSENTERS RIGHTS

     No appraisal rights are available under the Maryland General Corporation Law for our stockholders in connection with the Acquisition Proposal. However, pursuant to our articles, stockholders voting against the transaction may convert their shares to cash. See “Conversion Rights”

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

     As the stockholders of IGC are not receiving any consideration or exchanging any of their outstanding securities in connection with the Acquisition, and are simply being asked to vote on the matter, it is not expected that the stockholders will have any US federal income tax related issues as a result of voting on these matters. However, if you vote against the Acquisition Proposal and elect a cash conversion of your common stock into your pro-rata portion of the trust account and as a result receive cash in exchange for your common stock, you may have to recognize gain or loss on your investment in IGC shares. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

REGULATORY MATTERS

     The Acquisition and related transactions are not subject to any federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act).

CONSEQUENCES IF ACQUISITION PROPOSAL IS NOT APPROVED

     If stockholders do not approve the Acquisition Proposal, we will not acquire Sricon and TBL. Pursuant to our amended and restated certificate of incorporation, if we do not effect a business combination by March 8, 2008, then pursuant to our certificate of incorporation, our officers and directors must take all actions necessary to promptly dissolve and liquidate IGC.

RECOMMENDATION

     For the reasons described above, among others, we believe that the Acquisition is attractively valued, and that our stock is currently trading at a marked discount to that of companies that are comparable to the company that would result from the Acquisition. We also note that our common stock has recently been trading near or below the inherent cash value of a common share, which is the estimated amount of cash held in the trust fund that would be payable for each common share if we were to liquidate, subject to potential claims of creditors. Accordingly, after careful consideration, our board of directors has determined unanimously that the Acquisition Proposal is fair to, and in our best interest and those of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ACQUISITION PROPOSAL.

THE ACQUISITION AGREEMENTS

     The following summarizes the material provisions of the agreements between us and Sricon, TBL and Odeon relating to the Acquisition Proposal.

     The agreements, as amended, are attached as Annexes A-I to this proxy statement. All stockholders are encouraged to read the agreements, as amended, in their entirety.

     These agreements have been included to provide you with information regarding their terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this proxy statement and in the other public filings we make with the Securities and Exchange Commission, or SEC, which are available without charge at www.sec.gov.

ACQUISITION OF SHARES OF SRICON INFRASTRUCTURE PRIVATE LIMITED

Sricon Share Subscription Cum Purchase Agreement

     On September 21, 2007, India Globalization Capital, Inc. (“IGC”) entered into a Share Subscription Cum Purchase Agreement (the “Sricon Subscription Agreement”) dated as of September 15, 2007 with Sricon Infrastructure Private Limited (“Sricon”) and certain individuals (collectively, the “Promoters”), pursuant to which IGC will acquire (the “Sricon Acquisition”) 4,041,676 newly-issued equity shares (the “New Sricon Shares”) directly from Sricon and 351,840 equity shares from Mr. R. L. Srivastava (the “Sale Shares” and collectively with the New Sricon Shares, the “Sricon Shares”) so that at the conclusion of the transactions contemplated by the Sricon Subscription Agreement IGC will own approximately 63% of the outstanding equity shares of Sricon. On December 19, 2007, IGC entered into an Amendment to the Sricon Subscription Agreement dated as of December 19, 2007 (the “Sricon Amendment”). On January 14, 2008, IGC entered into a Second Amendment to the Sricon Subscription Agreement dated as of January 14, 2008 (the “Second Sricon Amendment”)

     The Sricon Acquisition is expected to be consummated during early 2008, after the required approval by IGC’s stockholders and the fulfillment of certain other conditions, as discussed in greater detail herein.

     The following description summarizes the material provisions of the Sricon Subscription Agreement. Stockholders should read carefully the Sricon Subscription Agreement, the Sricon Amendment and the Second Sricon Amendment, which are attached as Annex A, Annex B, and Annex C respectively to this Proxy Statement. The Sricon Subscription Agreement contains representations and warranties that IGC, on the one hand, and Sricon and the Promoters, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in the Sricon Subscription Agreement are qualified by information in disclosure schedules to the Sricon Subscription Agreement. Although IGC does not believe the disclosure schedules contain information the securities laws require IGC to publicly disclose, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Sricon Subscription Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information. Information concerning the subject matter of the representations and warranties may change following the date of the Sricon Subscription Agreement, and subsequent information may or may not be fully reflected in IGC’s public disclosures.

Purchase Price — Payment

     At closing, the purchase price for the Sricon Shares is INR 1,150,000,000 (approximately US $28,750,000 based on a conversion ratio of approximately $.025 per INR), payable as follows:

  INR 120,000,000 (US $3.0 million at current exchange rates) in cash at closing for the Sale Shares, representing a price per share of INR 341.06 (roughly $8.53 at current exchange rates); and

  INR 1,030,000,000 (US $25.75 million at current exchange rates) in cash at closing for the New Sricon Shares, representing a price per share of INR 254.84 (roughly $6.37 at current exchange rates).

Closing of the Sricon Acquisition

     The closing of the Sricon Acquisition will take place on a date mutually agreed upon by IGC, Sricon and the Promoters, following the satisfaction of certain customary closing conditions, which date shall be no later than 15 days after the satisfaction of such conditions unless the parties agree to a later date.

Representations and Warranties

     The Sricon Subscription Agreement contains representations and warranties of each of IGC, Sricon and the promoters (on their own behalf and on behalf of Sricon and its affiliates), including with respect to:

  corporate power and authority to execute and deliver the share subscription agreement and perform their respective obligations under, and complete the transactions contemplated by, the agreement;

  proper authorization of the execution and delivery of, and proper execution and delivery of, the agreement;

     The Sricon Subscription Agreement also contains representations and warranties of Sricon and its promoters (on their own behalf and on behalf of Sricon and its affiliates) with respect to:

  corporate organization, good standing and capitalization;

  the receipt, prior to closing, of all government approvals and other necessary third party consents;

  the absence of violations of certain laws and regulations and of their respective charter documents; and

  the absence of material litigation.

  the fair presentation, in all material respects, in their audited financial statements, of Sricon’s and the financial condition, results of operations and cash flows of Sricon and its affiliates as of the date prepared; that they were prepared in accordance with Indian GAAP and that Sricon has no undisclosed liabilities that are required to be reflected in the financial statements;

  the absence of material adverse changes or events since the date of the audited financial statements;

  the intellectual property owned or otherwise used by Sricon;

  the validity of, and absence of any material default under Sricon’s significant contracts;

  the timely filing of tax returns, payment of taxes and creation of reserves;

  the possession of all necessary licenses required to permit Sricon to conduct their respective operations;

  the real property owned or leased by Sricon;

  employee benefit matters;

  environmental matters and compliance with environmental laws;

  the insurance policies carried by Sricon;

  the maintenance of internal accounting controls;

  the absence of restrictive practices and arrangements and related competition matters; and

  the absence of certain related party transactions.

     Several of the representations and warranties of Sricon and the Promoters are qualified by materiality or material adverse effect.

Indemnification

     The Promoters have agreed to hold IGC and its representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by the Promoters or Sricon of any representations, warranties, covenants or obligations under the Sricon Subscription Agreement.

Conditions to the Completion of the Sricon Acquisition

     The obligations of IGC and the Promoters are subject to certain customary closing conditions, including the following:

  no order or injunction enjoining the Sricon Acquisition;

  no statute, rule, order or decree shall have been enacted or promulgated which would prohibit the Sricon Acquisition or limit the ownership of Sricon;

  receipt of certain consents;

  a lack of material adverse changes to Sricon and its business;

  IGC’s completion of due diligence to its satisfaction; and

  the satisfaction by IGC of all other conditions for it to consummate a business combination.

     As the fair market value of the Sricon Shares acquired in the Sricon Acquisition will constitute less than 80% of the net assets of IGC at the time of the Sricon Acquisition, IGC will be required to simultaneously close on another acquisition or acquisitions where the fair market value of what is acquired in such acquisition, combined with the fair market value of the securities acquired in the Sricon Acquisition, is at least 80% of the net assets of IGC at the time of the acquisitions. IGC must close on the balance of the acquisitions included in the Acquisition Proposal to satisfy the 80% test.

Termination

     The Sricon Subscription Agreement may be terminated prior to the closing of the Sricon Acquisition, as follows:

  at any time, by mutual written agreement;

  by IGC, if it is not satisfied with its due diligence review of Sricon by October 31, 2007, which date has now passed; and

  by IGC, if on the closing date it is not satisfied that there has been no material adverse change in Sricon’s business, operations, financial condition or prospect.

Effect of Termination

     In the event the Sricon Subscription Agreement is terminated:

  certain confidentiality and indemnification obligations will survive the termination; and

  with respect to termination by mutual agreement or for failure to close within the timeframe set forth in the Sricon Subscription Agreement, such termination shall not create liability for either party.

Sricon Shareholders Agreement

Election of Officers and Directors

     Pursuant to a Shareholders Agreement dated as of September 15, 2007 by and among IGC, Sricon and the Promoters (the “Sricon Shareholders Agreement”), which is attached as Annex D to this Proxy Statement and which agreement shall take effect upon the consummation of the transactions contemplated by the Sricon Subscription Agreement:

  the Promoters and IGC will each have the right to designate representatives on Sricon’s board of directors. The Promoters will have the right to nominate three of the five directors initially comprising the Board after the Acquisition;

  R.L. Srivastava will be designated as the Managing Director and Chairman of Sricon; and

  IGC will be entitled to designate the chief financial officer of Sricon.

     Following the closing of the Sricon Acquisition, the Promoters have also agreed to vote their shares in favor of any action taken by IGC to elect or replace its nominees to the Board of Directors.

Approval Rights

     Pursuant to the Sricon Shareholders Agreement, after the closing of the Acquisition, IGC or its representatives on the Sricon board of directors, as applicable, must approve certain activities of the Sricon, including, without limitation:

  Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts) beyond 15% of the budget in the business plan that is approved by the Board of Directors;

  Investments in any other companies;

  Amendments to Sricon’s charter documents;

  Commencement of any new line of business or acquisition of shares of a company, which is unrelated to the business of Sricon;

  Entering into agreements with Sricon’s promoters, directors, key employees and their respective affiliates;

  Winding up and/or liquidation of Sricon;

  Sale, license or pledge of Sricon’s assets, including, without limitation, its intellectual property, other than in the normal course of business;

  Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to Sricon, other than in the normal course of business and on normal and reasonable commercial terms;

  Any new scheme or plan for grant of employee stock options, or sweat equity shares to any person or entity, including any modification to any new scheme; and

  The making by Sricon or its subsidiaries of any arrangement with its creditors and the moving for insolvency, receivership or bankruptcy or applying for the appointment of a receiver or an administrator or similar officer over the Company’s assets.

Earn Out

     Pursuant to the Sricon Shareholders Agreement, IGC will transfer to the Promoters out of the Sricon shares up to 418,431 equity shares of Sricon over a three year period if Sricon achieves certain profit after tax targets for its 2008-2010 fiscal years. The maximum number of shares the Promoters may receive in any given fiscal year is 139,477 shares. If Sricon’s profits after taxes for a given fiscal year are less than 100% of the target for that year but are equal to at least 85% of the target, the Promoters shall receive a pro rated portion of the maximum share award for that fiscal year.

Sricon Amendments

     Pursuant to the Sricon Amendment, IGC has agreed to advance Indian Rupees 128,342,500 (approximately $3,250,000 and approximately $6.45 per share) to Sricon towards the purchase of 503,620 of the 4,041,676 Sricon shares constituting approximately 14.66% of the post issued paid up share capital of Sricon) offered pursuant to the Original Sricon SSPA.

     The obligations of IGC to fund the deposit is subject to the fulfillment of certain conditions, including the following:

  The representations and warranties as provided in the Sricon SSPA remaining true and correct as of the closing of the transactions contemplated by the Amended Sricon SSPA (the “Sricon Completion”);

  Receipt of approvals of the Sricon Board of Directors of the Amended Sricon SSPA and the transactions contemplated thereunder;

  The performance and completion of certain agreements, obligations and conditions to be performed by Sricon and the Promoters under the Amended Sricon SSPA;

  Amendment of Sricon’s Memorandum and Articles of Association;

  The appointment of one nominee of IGC as a member of the Board of Director of Sricon by the shareholders of Sricon effective upon the completion of the funding;

  Sricon opening a new bank account with Citibank N.A;

  Written evidence from the Promoters that Ram Mukunda has become an authorized signatory on certain existing Sricon bank accounts subject to certain undertakings by Sricon. Mr. Mukunda is to be the sole signatory on the Citibank N.A. bank account subject to certain undertakings by Sricon;

  The Promoters and Sricon providing written confirmation that (i) they have given written instructions to the banks with whom certain existing Sricon bank accounts are maintained for automatic transfer into the Citibank N.A. bank account, every month, effective April 1, 2008, of 20% of the receivables paid into certain existing Sricon bank accounts, including without limitation, the receivables due to Sricon pursuant to the Joint Venture Agreement entered into by Sricon with Hindustan Steel Works Constructions Limited; (ii) no lender or third party has any rights over funds lying to the credit of the existing Sricon bank accounts; (iii) Sricon has not entered into any agreement whereby any party other than IGC has priority over the funds in the certain existing Sricon bank accounts or the Citibank N.A. bank account; and

  Sricon obtaining a certificate from an independent accountant indicating the fair value of the Sricon shares subject to the deposit.

  The Amended Sricon Subscription Agreement provides for certain covenants of the Promoters and Sricon to take effect upon funding, including the following:
  The Promoters and Sricon shall not propose any resolution at a Sricon shareholders meeting if such resolution is not approved by the IGC nominated Director at a meeting of the Sricon Board of Directors;

  Until the Sricon Completion, the Promoters shall not transfer all or any part of their shareholdings in Sricon to any person;

  Approval of the director nominated by IGC shall be required for passing any resolution which will have the effect of changing the signatories to the existing bank accounts and the Citibank N.A. account and for opening any account with any bank;

  Where a resolution for allotment of shares in favor of IGC is proposed by an IGC nominated Sricon Director, the Promoters (if they are also Sricon Directors) shall cause the Directors nominated by them to vote in favor of the resolution;

  The Sricon shareholders shall vote to approve an amendment to the Sricon Articles of Association; and

  The Promoters shall deliver to IGC certain documents creating a pledge (the “Pledge”) on 53.88% (1,579,711 shares) of Sricon’s existing share capital in favor of IGC to ensure that the Promoters will fulfill their obligations under the Amended Sricon Subscription Agreement.

     Pursuant to the Second Sricon Amendment, IGC and Sricon agreed that IGC may make additional advances to Sricon from time to time on the terms set forth in the original Sricon Amendment. Pursuant to the Second Sricon Amendment, IGC has advanced an additional US$500,000 to Sricon.

ACQUISITION OF SHARES OF TECHNI BHARATHI LIMITED

Share Subscription Agreement

     On September 21, 2007, IGC entered into a Share Subscription Agreement (the “Subscription Agreement”) dated as of September 16, 2007 with Techni Bharathi Limited (“TBL”) and certain individuals (collectively, the “Promoters”), pursuant to which IGC will acquire (the “Acquisition”) 7,150,000 newly-issued equity shares and 12,500,000 newly-issued 6% compulsorily convertible shares (collectively, the “New Shares”) directly from TBL so that at the conclusion of the transactions contemplated by the Subscription Agreement and by the Share Purchase Agreement between IGC and Odeon Limited described below IGC will own approximately 77% of the outstanding equity shares of TBL on a fully-diluted basis. On December 21, 2007, IGC entered into an Amendment to the Subscription Agreement dated September 16, 2007 with TBL and the Promoters) (the “TBL Amendment”).

     The Acquisition is expected to be consummated during early 2008, after the required approval by IGC’s stockholders and the fulfillment of certain other conditions, as discussed in greater detail herein.

     The following description summarizes the material provisions of the Subscription Agreement. Stockholders should read carefully the Subscription Agreement and the TBL Amendment, which are attached as Annex E and Annex F respectively to this Proxy Statement. The Subscription Agreement contains representations and warranties which IGC, on the one hand, and TBL and the Promoters, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in the Subscription Agreement are qualified by information in disclosure schedules to the Subscription Agreement. Although IGC does not believe the disclosure schedules contain information the securities laws require IGC to publicly disclose, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Subscription Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information. Information concerning the subject matter of the representations and warranties may change following the date of the Subscription Agreement, and subsequent information may or may not be fully reflected in IGC’s public disclosures.

Purchase Price — Payment

     At closing, the purchase price for the shares is INR 400,000,000 (approximately US $10,000,000 based on a conversion ratio of approximately $.025 per INR1), payable as follows:

  INR 275,000,000 ($6.9 million at current exchange rates) in cash at closing for the equity shares, representing a price per share of INR 38.46 (roughly $ 0.96 at current exchange rates); and

  INR 125,000,000 ($3.1 million at current exchange rates) in cash at closing for the New Shares, representing a price per share of INR 10.00 (roughly $0.25 at current exchange rates).

Closing of the Acquisition

     The closing of the Acquisition will take place on a date mutually agreed upon by IGC, TBL and the Promoters, following the satisfaction of certain customary closing conditions, which date shall be no later than 15 days after the satisfaction of such conditions unless the parties agree to a later date.

Representations and Warranties

     The Subscription Agreement contains customary representations and warranties that TBL and the Promoters made to IGC and that IGC made to TBL and the Promoters(on their own behalf and on behalf of TBL and its affiliates), including with respect to:

  corporate power and authority to execute and deliver the share subscription agreement and perform their respective obligations under, and complete the transactions contemplated by, the agreement;

  proper authorization of the execution and delivery of, and proper execution and delivery of, the agreement;

     The Subscription Agreement also contains representations and warranties of TBL and its promoters (on their own behalf and on behalf of TBL and its affiliates) with respect to:

  corporate organization, good standing and capitalization;

  the receipt, prior to closing, of all government approvals and other necessary third party consents;

  the absence of violations of certain laws and regulations and of their respective charter documents; and

  the absence of material litigation.

  the fair presentation, in all material respects, in their audited financial statements, of TBL’s and the financial condition, results of operations and cash flows of TBL and its affiliates as of the date prepared; that they were prepared in accordance with Indian GAAP and that TBL has no undisclosed liabilities that are required to be reflected in the financial statements;

  the absence of material adverse changes or events since the date of the audited financial statements;

  the intellectual property owned or otherwise used by TBL;

  the validity of, and absence of any material default under TBL’s significant contracts;

  the timely filing of tax returns, payment of taxes and creation of reserves;

  the possession of all necessary licenses required to permit TBL to conduct their respective operations;

  the real property owned or leased by TBL;

  employee benefit matters;

  environmental matters and compliance with environmental laws;

  the insurance policies carried by TBL;

  the maintenance of internal accounting controls;

  the absence of restrictive practices and arrangements and related competition matters; and

  the absence of certain related party transactions.

     Several of the representations and warranties of TBL and the Promoters are qualified by materiality or material adverse effect.

Indemnification

     The Promoters have agreed to hold IGC and its representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by the Promoters or TBL of any representations, warranties, covenants or obligations under the Subscription Agreement.

Conditions to the Completion of the Acquisition

     The obligations of IGC and the Promoters are subject to certain customary closing conditions, including the following:

  no order or injunction enjoining the Acquisition;

  no statute, rule, order or decree shall have been enacted or promulgated that would prohibit the Acquisition or limit the ownership of TBL;

  receipt of certain consents;

  a lack of material adverse changes to TBL and its business;

  IGC’s completion of due diligence to its satisfaction; and

  the satisfaction by IGC of all other conditions for it to consummate a business combination.

     As the fair market value of the New Shares acquired in the Acquisition will constitute less than 80% of the net assets of IGC at the time of the Acquisition, IGC will be required to simultaneously close on another acquisition or acquisitions where the fair market value of what is acquired in such acquisition, combined with the fair market value of the securities acquired in the Acquisition, is at least 80% of the net assets of IGC at the time of the acquisitions. IGC must close on the balance of the acquisitions included in the Acquisition Proposal to satisfy the 80% test.

Termination

     The Subscription Agreement may be terminated prior to the closing of the Acquisition, as follows:

  at any time, by mutual written agreement;

  by IGC, if it is not satisfied with its due diligence review of TBL by October 31, 2007, which date has passed; or

  by IGC, if on the closing date it is not satisfied that there has been no material adverse change in TBL’s business, operations, financial condition or prospects.

Effect of Termination

     In the event the Subscription Agreement is terminated:

  certain confidentiality and indemnification obligations will survive the termination; and

  with respect to termination by mutual agreement or for failure to close within the timeframe set forth in the Subscription Agreement, such termination shall not create liability for either party.

TBL Shareholders Agreement

Election of Officers and Directors

     Pursuant to a Shareholders Agreement dated as of September 16, 2007 by and among IGC, TBL and the Promoters (the “Shareholders Agreement”), which is attached as Annex G to this Proxy Statement and which agreement shall take effect upon the consummation of the transactions contemplated by the Subscription Agreement:

  the Promoters and IGC will each have the right to designate representatives on TBL’s board of directors. The Promoters will have the right to nominate a majority of the directors;

  Jortin Antony will be designated as the Managing Director of TBL; and

  IGC will be entitled to designate the chief financial officer of TBL.

     Following the closing of the Acquisition, the Promoters have also agreed to vote their shares in favor of any action taken by IGC to elect or replace its nominees to the Board of Directors.

Approval Rights

     Pursuant to the Shareholders Agreement, after the closing of the Acquisition, IGC, or its representatives on the TBL board of directors, as applicable must approve certain activities of TBL, including, without limitation:

  Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts) beyond 15% of the budget in the business plan that is approved by the board;

  Investments in any other companies;

  Amendments to TBL’s charter documents;

  Commencement of any new line of business or acquisition of shares of a company, which is unrelated to the business of TBL;

  Entering into agreements with TBL’s promoters, directors, key employees and their respective affiliates;

  Winding up and/or liquidation of TBL;

  Sale, license or pledge of TBL’s assets, including, without limitation, its intellectual property, other than in the normal course of business;

  Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to TBL, other than in the normal course of business and on normal and reasonable commercial terms;

  Any new scheme or plan for grant of employee stock options, or sweat equity shares to any person or entity, including any modification to any new scheme; and

  The making by TBL or its subsidiaries of any arrangement with its creditors and the moving for insolvency, receivership or bankruptcy or applying for the appointment of a receiver or an administrator or similar officer over TBL’s assets.

Earn Out

     Pursuant to the Shareholders Agreement, IGC will transfer to Jortin Anthony out of the TBL equity shares it acquires in the Acquisition up to an aggregate of 1,204,000 equity shares of TBL over a five-year period if TBL achieves certain profit after tax targets for its 2008-2012 fiscal years. The maximum number of shares Mr. Anthony may receive is 140,800 shares for fiscal year 2008 and 265,800 shares for each of the following fiscal years. If TBL’s profits after taxes for a given fiscal year are less than 100% of the target for that year but are equal to at least 85% of the target Mr. Anthony shall receive a pro rated portion of the maximum share award for that fiscal year.

Amended TBL SPA

     Pursuant to an Amendment to the TBL SPA (the “Amended TBL SPA”), IGC has agreed to advance (the “TBL Advance”) Indian Rupees 105,598,500 (approximately $2,670,000 and approximately $6.45 per share) to TBL towards the purchase of 2,745,671 of the 7,150,000 TBL shares constituting approximately 39.04% of the post issued paid up share capital of TBL) offered pursuant to the Original TBL SSPA.

     The obligations of IGC to fund the deposit is subject to the fulfillment of certain conditions, including the following:

  The representations and warranties as provided in the TBL SPA remaining true and correct as of the consummation of the transactions contemplated by the Amended TBL SPA (the “TBL Completion”);

  Receipt of approvals of the TBL Board of Directors of the Amended TBL SPA and the transactions contemplated thereunder;

  The performance and completion of certain agreements, obligations and conditions to be performed by TBL and the Promoters under the Amended TBL SPA;

  Amendment of TBL’s Articles of Association;

  The appointment of one nominee of IGC as a member of the Board of Director of TBL by the shareholders of TBL effective upon the completion of the funding;

  TBL opening a new bank account with Citibank N.A;

  Written evidence from the Promoters that Ram Mukunda and an IGC nominee have become, in addition to the existing signatories, authorized signatories on certain existing TBL bank accounts subject to certain undertakings by TBL. Mr. Mukunda and the IGC nominee are to be the exclusive signatories on the Citibank N.A. account subject to certain undertakings by TBL;

  The Promoters and TBL providing written confirmation that (i) TBL receivables are free of encumbrances; (ii) no lender or third party has any rights over the TBL receivables, (iii) TBL receivables are credited to the Citibank N.A. bank account; (iv) TBL receivables are free to be utilized as contemplated under the Amended TBL Subscription Agreement; (v) TBL receivables are not subject to any agreement whereby any party other than IGC has priority over the receivables; and (vi) except for certain existing TBL bank accounts, TBL does not maintain any other bank accounts;

  TBL obtaining a certificate from an independent accountant indicating the fair value of the TBL shares subject to the deposit.

  Promoters obtaining receipt of certain consents and certificates on behalf of TBL;

  Promoters and TBL undertaking to utilize the deposit for certain purposes as set forth in the Amended TBL Subscription Agreement and to provide details at weekly intervals;

  Promoters and TBL confirming that except for SAAG RR Infra Limited (“SAAG”) and Odeon, the TBL Board of Directors does not recognize any other “investors” (as identified in the TBL Articles of Association) and no persons other than SAAG and Odeon have been granted special rights or privileges at meetings of the TBL Board of Directors or the TBL shareholders;

  Promoters causing TBL to recognize IGC as an “investor” under its Articles of Association;

  Promoters causing TBL to execute the necessary forms to enable the refund of the TBL Advance to IGC if the conditions precedent to the Original TBL Subscription Agreement are not satisfied;

  Promoters transferring 10 equity shares of TBL to Mr. Sujjain Talwar or any other person nominated by IGC at a price to be determined by IGC;

  Promoters and TBL obtaining a letter from SAAG confirming that SAAG will not exercise its right to subscribe for TBL securities and will release TBL from all claims upon receipt of repayment of a certain loan; and

  Promoters delivering to IGC a non-objection certificate.

  The Amended TBL Subscription Agreement provides for certain covenants of the Promoters and TBL to take effect upon funding, including the following:
  The Promoters and TBL shall not propose any resolution at a TBL shareholders meeting if such resolution is not approved by the IGC nominated Director at a meeting of the TBL Board of Directors;

  Until the TBL Completion, the Promoters shall not transfer all or any part of their shareholdings in TBL to any person;

  Where a resolution for allotment of shares in favor of IGC is proposed by an IGC nominated TBL Director, the Promoters (if they are also TBL Directors) shall cause the Directors nominated by them to vote in favor of the resolution;

  The TBL shareholders shall vote to approve an amendment to the TBL Articles of Association; and;

  The Promoters shall deliver to IGC certain documents creating a pledge (the “Pledge”) on 100% (4,287,500 shares) of TBL’s share capital in favor of IGC to ensure that the Promoters will fulfill their obligations under the Amended TBL Subscription Agreement.

Odeon Share Purchase Agreement

     On September 21, 2007, IGC entered into a Share Purchase Agreement (the “Odeon Purchase Agreement”) with Odeon Limited (“Odeon”), pursuant to which IGC will acquire (the “Odeon Acquisition”) 5,000,000 convertible preference shares of TBL (the “TBL Preference Shares”) from Odeon. On January 8, 2008, IGC entered into a letter agreement with TBL and Odeon (the “Odeon Amendment”) amending the Odeon Purchase Agreement.

     The following description summarizes the material provisions of the Odeon Purchase Agreement and Odeon Amendment. Stockholders should read carefully the Odeon Purchase Agreement and the Odeon Amendment, which are attached as Annex H and Annex I respectively to this Proxy Statement. The Odeon Purchase Agreement contains representations and warranties that IGC, on the one hand, and Odeon, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. Information concerning the subject matter of the representations and warranties may change following the date of the Odeon Purchase Agreement, and subsequent information may or may not be fully reflected in IGC’s public disclosures.

Purchase Price — Payment

     At closing, the purchase price for the TBL Preference Shares is $2,000,000, representing a price per share of $0.40.

Closing of the Acquisition

     The closing of the Acquisition will take concurrently with the consummation of the transactions contemplated by the Subscription Agreement and subject to the satisfaction of certain customary closing conditions, but no later than January 31, 2008 unless the parties agree to a later date. The Odeon Amendment extended the deadline for closing the Acquisition to April 30, 2008 with no provision for further extensions.

Representations and Warranties

     The Odeon Purchase Agreement contains customary representations and warranties that Odeon made to IGC and which IGC made to Odeon.

Indemnification

     Odeon has agreed to hold IGC and its representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by Odeon of any representations, warranties, covenants or obligations under the Odeon Purchase Agreement.

Conditions to the Completion of the Acquisition

     The obligations of IGC and the Promoters are subject to certain customary closing conditions, including the consummation of the transactions contemplated by the Subscription Agreement;. The Odeon Amendment added a further condition to the closing of the transactions contemplated by the Odeon Purchase Agreement: TBL must use a portion of the proceeds from the transactions contemplated by the TBL Subscription Agreement to repay certain obligations owed by TBL to SAAG.

Termination

     The Odeon Purchase Agreement, as amended may be terminated prior to the closing of the Odeon Acquisition, as follows:

  at any time, by mutual written agreement; and

  if the Odeon Acquisition is not completed by April 30, 2008.

Effect of Termination

     In the event the Odeon Purchase Agreement is terminated:

  certain confidentiality and indemnification obligations will survive the termination; and

  with respect to termination by mutual agreement or for failure to close within the timeframe set forth in the Odeon Purchase Agreement, such termination shall not create liability for either party.

Assignment of Agreements to IGC-M

     All of the agreements give IGC the right to assign, or novate the Documents in favor of IGC-M, a wholly owned subsidiary of IGC, which has formed solely for the purpose of these transactions.

ADDITIONAL INVESTMENT ACTIVITY

WIND FARM PURCHASE AGREEMENT:

Contract Agreement Dated April 29, 2007 between IGC, Chiranjjeevi Wind Energy Limited , Arul Mariamman Textiles Limited, and Marudhavel Industries Limited.

     As previously disclosed in our Form 8-Ks dated May 2, 2007 and August 23, 2007 and Form 10-QSBs for the quarterly period ended June 30, 2007 and September 30, 2007, on April 29, 2007, IGC entered into a Contract Agreement dated April 29, 2007, as subsequently amended (“CWEL Purchase Agreement”), with Chiranjjeevi Wind Energy Limited, Arul Mariamman Textiles Limited, and Marudhavel Industries Limited (collectively, “CWEL”). Pursuant to the CWEL Purchase Agreement, IGC will acquire 100% of a 24-mega watt wind energy farm, consisting of 96 250-kilowatt wind turbines, located in Karnataka, India to be manufactured by CWEL (the “CWEL Acquisition”).

     The following description summarizes the material provisions of the CWEL Purchase Agreement. Stockholders should read carefully the CWEL Purchase Agreement that is attached as Annex J to this Proxy Statement, as amended by the First Amendment that is attached as Annex K to this Proxy Statement. The CWEL Purchase Agreement contains representations and warranties that IGC, on the one hand and CWEL on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in the CWEL Purchase Agreement are qualified by information in disclosure schedules to the CWEL Purchase Agreement. Although IGC does not believe the disclosure schedules contain information the securities laws require IGC to publicly disclose, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the CWEL Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information. Information concerning the subject matter of the representations and warranties may change following the date of the CWEL Purchase Agreement, and subsequent information may or may not be fully reflected in IGC’s public disclosures.

Scope of Work Under the CWEL Purchase Agreement

     CWEL will be responsible for the design, manufacture and supply of wind turbines, including the tower, rotor, cables, control-panel and sub-station. CWEL will be responsible for all liaison work with government agencies in India. CWEL will also be responsible for the operations and maintenance of the wind energy farm once it is operational.

Purchase Price — Payment

     At closing, the purchase price for the 24-mega watt wind energy farm is INR 1,140,000,000 (approximately $28,500,000 based on a conversion ratio of $0.025 per INR.) The price is subject to revision based on the prices of major components at closing. The actual payments made to CWEL will be spread over nine to twelve months.

     IGC paid a deposit of approximately $250,000 on May 22, 2007. If the Agreement is not consummated by March 31, 2008, twenty five percent of the deposit will be forfeited by IGC.

Security Interest

     CWEL will grant IGC a security interest in all major goods and components purchased by CWEL in connection with the construction of the wind energy farm. CWEL shall further assign to IGC all its rights under any agreements between CWEL and vendors of goods and components purchased for the purpose of the construction of the wind energy farm.

Closing of the CWEL Acquisition

     The CWEL Purchase Agreement contemplates that the closing of the CWEL Acquisition will take place on a date mutually agreed upon by IGC and CWEL, following the satisfaction of certain customary closing conditions, which date shall be no later than March 31, 2008 unless the parties agree to a later date. IGC expects that the closing will occur concurrently with, or shortly following the consummation of the transactions contemplated by the Acquisition Proposal. While IGC anticipates seeking additional debt financing to partially fund the CWEL Acquisition and may not consummate the CWEL Acquisition is such funding is not available, IGC believes that it is probable it will consummate the CWEL Acquisition.

Implementation Schedule

     CWEL has contracted to supply, install and commission all wind turbines within 12 months from the effective date of the CWEL Purchase Agreement. The effective date is defined as the date on which the first payment, not counting the deposit, is made to CWEL. However, IGC shall extend the completion date by an additional 3 months provided that CWEL has made adequate progress and met certain milestones.

Power Purchase Agreement

     As part of the turnkey nature of the contract, CWEL undertakes to put in place a power purchase agreement between IGC and the Bangalore Electricity Supply Company (BESCOM), unless IGC chooses to sell the power generated by the wind farm to a third party in accordance with prevailing Government of India rules.

Power Generation Guarantee

     During the time that CWEL is responsible for the operations and maintenance of the wind energy farm, CWEL guarantees a performance of 550,000 units of power per wind energy turbine, within a 10% variation for changes in wind patterns. If the aggregate generation of the wind energy farm is below the amount guaranteed, CWEL undertakes to reimburse IGC the shortfall at the prevailing power purchase rate.

Liquidated Damages

     If CWEL fails to complete the commissioning of all wind turbines in accordance with the Agreement, specifically within the mandated time frame, CWEL will pay liquidated damages equal to 5% of the total contract price up to a maximum of INR 57,000,000 (approximately $1,425,000 based on a conversion ratio of $.25 per INR).

Operations and Maintenance (O&M)

     CWEL will undertake the operations and maintenance of the wind energy farm at a price of INR 10,800,000 (approximately $270,000 based on a conversion ratio of $0.25 per INR) per year. The term of the O&M contract is for seven years and is non-cancelable in the first three years of operations. The O&M pricing is subject to a 5% escalation per year commencing with the third year of operations.

Representations and Warranties

     The Purchase Agreement contains customary representations and warranties that CWEL has made to IGC and that IGC has made to CWEL. Several of the representations and warranties of the parties are qualified by materiality or material adverse effect.

MBL Infrastructure Limited Purchase Agreement

     As previously disclosed in our Form 8-K dated February 2, 2007 and Form 10-QSBs for the quarterly period ended June 30, 2007 and September 30, 2007, on February 2, 2007, we entered into a Share Subscription Cum Purchase Agreement (the “MBL Purchase Agreement”) with MBL and R G Maheshwari, A K Lakhotia, Maruti Maheshwari, Aditya Maheshwari, Uma Devi Lakhotia, Shweta Maheshwari, Gokul Sales P Ltd and Jai Art N Image P Ltd (collectively, the “MBL Promoters”), pursuant to which we would acquire 2,212,745 equity shares of MBL (the “MBL Promoter Shares”) from the MBL Promoters and an additional 9,519,949 newly-issued equity shares directly from MBL (the “New Shares”) so that at the conclusion of the transactions contemplated by the Purchase Agreement, we would own 57% of the outstanding equity shares of MBL. MBL engages in road building and maintenance projects in India, as well as managing road-building projects on a contract basis for national, state and local agencies.

     On February 5, 2007, we entered into an agreement to sell 425,000 warrants, and a note for $3,000,000 to Oliveira Capital, LLC for $3,000,000. The note carries interest at the rate of 8% and is due upon the earlier of February 5, 2008, or the consummation of a Business Combination. Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the earlier of the completion of a Business Combination with a target business or the distribution of our Trust Fund and expiring five years from the date of issuance. Following the receipt of the $3,000,000 from Oliveira Capital, the Company on February 6, 2007 purchased $3,000,000 of convertible debentures from MBL. The debentures carry interest at the rate of 8%, are secured by 1,131,356 shares of MBL common stock and are carried at cost. The note from Oliveira Capital, LLC is secured by the convertible debentures issued to MBL.

     April 25, 2007, the Company entered into the First Amendment to the Share Subscription Cum Purchase Agreement (the “First Amendment to MBL Purchase Agreement”) with MBL and the MBL Promoters.

     Pursuant to the First Amendment to MBL Purchase Agreement, the conditions precedent to the Company’s consummation of the transactions contemplated by the MBL Purchase Agreement were amended to provide that: (i) MBL’s audited financial statements converted to US GAAP for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004 and unaudited financial statements converted to US GAAP for the period commencing April 1, 2006 and ending December 31, 2006 (collectively, the “Required Financial Statements”) previously required to be delivered under the MBL Purchase Agreement be delivered to us by May 15, 2007 and (ii) MBL and the MBL Promoters deliver audited financial statements converted to US GAAP for the period ended March 31, 2007 by June 30, 2007. In addition, Clause 5.3 of the MBL Purchase Agreement was amended to extend the deadline for the completion of our acquisition of MBL shares from September 30, 2007 to November 30, 2007.

     On April 25, 2007, concurrently with the execution of the First Amendment to the Purchase Agreement, the Company entered into the First Amendment to the Debenture Subscription Agreement (the “First Amendment to Debenture Agreement”) with MBL and the MBL Promoters.

     Pursuant to the First Amendment to the Debenture Agreement, Clause 14 of the Debenture Subscription Agreement dated February 2, 2007 was amended to extend the deadline by which time the Company must either obtain the requisite stockholder approvals for the acquisition of MBL shares under the MBL Purchase Agreement or purchase an additional USD $3,000,000 in MBL Convertible Debentures from April 30, 2007 to 45 days after receiving the Required Financial Statements.

     As noted above, the deadline for the acquisition of the MBL shares was November 30, 2007. This deadline has passed, and the Company has been unable to negotiate acceptable terms to further extend the deadline. Accordingly, the Company will not consummate the proposed transaction with MBL.

EMPLOYMENT AGREEMENTS

     IGC will hold the assets in India through a wholly owned subsidiary incorporated in Mauritius. In order to create the most tax efficient structure, and meet the regulations in India, USA and Mauritius, we will have some of our staff, enter into employment agreements with us, which will be assigned to IGC-M. The employment agreements are expected to become effective shortly after the closing of the Acquisition. The terms of the agreements have not been finalized.

THE STOCK PLAN PROPOSAL

GENERAL

     We are seeking your approval to adopt the 2008 Omnibus Incentive Plan. On October 5, 2007, our board of directors approved, subject to approval of our stockholders, our Stock Plan. If our stockholders approve our Stock Plan, up to 300,000 shares of common stock initially, which number shall be increased each year on April 1, commencing April 1, 2008, by 15% of the number of shares issued and outstanding minus 13,974,500, will be available for issuance in connection with the grant of options and/or other stock-based or stock-denominated awards.

     The Stock Plan is being submitted to holders of our common stock for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under the Stock Plan by complying with Rule 162(m) of the Internal Revenue Code. Our board of directors believes that the approval of the Stock Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of grants in light of the recent changes in tax and accounting rules relating to equity-based compensation.

     This proposal to approve the Stock Plan is conditioned upon and subject to the approval of the Acquisition Proposal. If the Acquisition Proposal is not approved, the Stock Plan Proposal will not be presented at the special meeting.

MATERIAL FEATURES OF OUR PLAN

     The following paragraphs provide a summary of the principal features of the Stock Plan and its operation. The following summary is qualified in its entirety by reference to our Plan as set forth in Annex L.

     The purpose of the Stock Plan is to encourage ownership of our common stock by our and our subsidiary employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

     The Stock Plan provides for the grant of incentive stock options, non-qualified stock options restricted and unrestricted stock awards and other stock-based awards to our and our subsidiary employees, directors and consultants. Upon approval, an aggregate of 300,000 shares of common stock initially, which number shall be increased each year on April 1, commencing April 1, 2008, by 15% of the number of shares issued and outstanding minus 13,974,500 will be available for issuance under the Stock Plan.

     In accordance with the terms of the Stock Plan, our board of directors has authorized our compensation committee to administer the Stock Plan. The compensation committee may delegate part of its authority and powers under the Stock Plan to one or more of our directors and/or officers, but only the compensation committee can make awards to participants who are our directors or executive officers. In accordance with the provisions of the Stock Plan, our compensation committee will determine the terms of options and other awards, including:

  the determination of which employees, directors and consultants will be granted options and other awards;

  the number of shares subject to options and other awards;

  the exercise price of each option, which may not be less than fair market value on the date of grant;

  the schedule upon which options become exercisable;

  the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

  all other terms and conditions upon which each award may be granted in accordance with the Stock Plan.

     The maximum term of options granted under the Stock Plan is ten years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us or our subsidiaries, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited.

     In addition, our compensation committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Stock Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

     If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     Upon a merger or other reorganization event, our board of directors may, in their sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all-outstanding awards:

  provide that all outstanding options shall be assumed or substituted by the successor corporation;

  upon written notice to a participant, (i) provide that the participant’s unexercised options or awards will terminate immediately prior to the consummation of such transaction unless exercised by the participant; or (ii) terminate all unexercised outstanding options immediately prior to the consummation of such transaction unless exercised by the optionee;

  in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

  provide that all or any outstanding options shall become exercisable in full immediately prior to such event; and

  provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the reorganization event.

     Our stockholders may amend the Stock Plan. It may also be amended by the board of directors, provided that any amendment approved by the board of directors that is of a scope that requires stockholder approval as required in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422 or for any other reason is subject to obtaining such stockholder approval. If adopted, our Stock Plan will expire on the tenth anniversary of the adoption of the plan by our stockholders.

     Approval of the Stock Plan Proposal is contingent on approval of the Acquisition Proposal.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion was prepared by Seyfarth Shaw LLP, our counsel, with respect to the material federal income tax considerations relating to stock options and stock grants under the Stock Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

     The company has no current plans to grant options or stock awards under the Stock Plan upon consummation of the Acquisition.

REQUIRED VOTE

     Approval of the Stock Plan Proposal will require the affirmative vote of a majority of the outstanding shares of our common that are present in person or by proxy and entitled to vote at the meeting. An abstention will have the same effect as a vote cast against approval of the Stock Plan Proposal. A failure to vote or broker non-vote will have no effect on the Stock Plan Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADOPTION OF OUR STOCK PLAN.

THE NOMINATION PROPOSAL

GENERAL

     Our board of directors is divided into three classes (Class A, Class B and Class C) with only one class of directors, being elected in each year and each class serving a three-year term. The term of office of the Class A directors, consisting of Mr. Nathani and Mr. Shenoy, will expire at our first annual meeting of stockholders. The term of office of the Class B directors, consisting of Mr. Prins and Dr. Krishna, will expire at the second annual meeting of stockholders. The term of office of the Class C director, consisting of Mr. Mukunda, will expire at the third annual meeting of stockholders.

     At the special meeting, two Class A directors are to be elected to serve until the 2010 annual meeting of stockholders or until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the two nominees named below for election to our board of directors unless authority to vote for any such nominee is withheld. There are two nominees, both of whom currently serve on our board of directors. Each person nominated for election has agreed to serve if elected, and the board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below. The two candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the special meeting will be elected as directors.

     The names of the nominees and their ages as of February 4, 2008 are set forth below:

Name	Age
Sudhakar Shenoy	60
Suhail Nathani	42

     For biographical summaries of these nominees and a listing of the remainder of our Board, see “Directors and Management Following the Acquisition” on page 101.

     The Nomination Proposal is conditioned upon and subject to the approval of the Acquisition Proposal. If the Acquisition Proposal is not approved, the Nomination Proposal will not be presented at the special meeting and our current directors will continue to comprise our board of directors.

REQUIRED VOTE

     For election as a director, a nominee must receive the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting, voting as a single class. An abstention will have the same effect as a vote cast against the election of a nominee. A failure to vote or broker non-vote will have no effect on the Nomination Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE AS MEMBERS OF OUR BOARD OF DIRECTORS.

THE ADJOURNMENT PROPOSAL

GENERAL

     The Adjournment Proposal allows our board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal.

CONSEQUENCES IF ADJOURNMENT PROPOSAL IS NOT APPROVED

     If our stockholders do not approve the Adjournment Proposal, our board of directors may not be able to adjourn the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition.

REQUIRED VOTE

     Approval of the Adjournment Proposal will require the affirmative vote of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the special meeting. An abstention will have the same effect as a vote cast against approval of the Abstention Proposal. A failure to vote or broker non-vote will have no effect on the Adjournment Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SELECTED HISTORICAL FINANCIAL INFORMATION OF INDIA GLOBALIZATION CAPITAL (IGC)

     The following selected financial data have been derived from our audited financial statements and un-audited condensed financial statements, in each case including the notes thereto, contained elsewhere in this proxy statement and should be read in conjunction with those financial statements and the notes thereto, as well as in conjunction with the Management’s Discussion and Analysis of Financial Condition and Results of Operations of IGC. The historical results included below and elsewhere herein are not indicative of the future performance of IGC.

INDIA GLOBALIZATION CAPITAL, INC.
Selected Income Statement Data

(Amounts in US Dollars, except share data and as stated otherwise)	Six Months Ended	Six Months Ended
	September 30, 2006	September 30, 2007
Interest Income (IGC had no revenue for all periods presented)	$1,580,124	$1,298,063
Earnings before Income Taxes	1,284,755	71,935
Income Taxes	(437,600)	(24,604)
Net Income	847,155	47,331
Weighted average shares outstanding – basic and diluted	13,974,500	13,974,500
Net income per share – basic and diluted	$0.06	$0.00

INDIA GLOBALIZATION CAPITAL, INC.
Selected Balance Sheet Data

(Amounts in US Dollars, except share data and as stated otherwise)	As of	As of
	March 31, 2007	September 30, 2007
ASSETS
Investments held in trust fund	$66,104,275	$67,091,690
LIABILITIES
Common stock subject to possible conversion	12,762,785	12,762,785
Total stockholders’ equity	$52,923,699	$52,971,030

MANAGEMENT’S DISCUSSION AND ANALYSIS AND PLAN OF OPERATIONS

FORWARD-LOOKING STATEMENTS

     This report contains forward-looking statements, including, among others, (a) our expectations about possible business combinations, (b) our growth strategies, (c) our future financing plans, and (d) our anticipated needs for working capital. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “should,” “expect,” “anticipate,” “approximate,” “estimate,” “believe,” “intend,” “plan,” or “project,” or the negative of these words or other variations on these words or comparable terminology. This information may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under our “Plan of Operation” and matters described in this report generally. In light of these risks and uncertainties, the events anticipated in the forward-looking statements may or may not occur. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

     The information contained in this report identifies important factors that could adversely affect actual results and performance. All forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statements.

DESCRIPTION OF BUSINESS

     We were formed on April 29, 2005 as a blank check company for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in an unspecified industry, with operations primarily in India. We intend to use cash derived from the proceeds of our initial public offering, our capital stock, debt or a combination of cash, capital stock or debt to effect a business combination.

RESULTS OF OPERATIONS

Six Months Ended September 30, 2007

     For the six months ended September 30, 2007, and September 30, 2006 we had net income of $47,331 and $847,155 respectively, derived primarily from interest income related to the cash held in our trust account, net of legal, interest expense, formation, travel, and other start-up costs.

Year Ended March 31, 2007

     For the year ended March 31, 2007, we had net income of $1,517,997, derived primarily from interest income related to the cash held in our trust account, net of legal, interest expense, formation, travel and other start-up costs. For the period from April 29, 2005 (inception) through March 31, 2007, we had net income of $1,074,157, derived primarily from interest income related to the cash held in our trust account, net of legal, interest expense, formation, travel, other and start-up costs and compensation expense.

     For the period from April 29, 2005 (inception) through March 31, 2006, we had net loss of $443,840, derived primarily from compensation expense, legal, interest expense, formation, travel, other and start-up costs net of interest income related to the cash held in our trust account.

Plan of Operation

     To date, we have entered into four definitive agreements as described in our current reports on Form 8-K filed on February 12, 2007, May 2, 2007 and September 21, 2007. As described in the referenced Form 8-Ks, we have identified the infrastructure sector including the road-building sector and the alternative energy sector. Currently, we are conducting due diligence and audits in accordance with U.S. generally accepted accounting principles on the companies that we propose to acquire.

     We currently are not engaged in any business operations, and we do not expect to engage in, any substantive commercial business until the consummation of a proposed transaction. We expect these transactions to close shortly after we obtain stockholder consent to the Acquisition Proposal. Currently, our business activities consist solely of pursuing businesses with operations primarily in India in order to consummate a business combination. Our management has completed the due diligence on Sricon, TBL and CWEL and we anticipate that our only business activity until the consummation of a business combination will be to prepare for the consummation of the Acquisition Proposal.

     The net proceeds from the sale of the Units in our initial public offering, our private placement to officers and directors, loans from our founders and the deferred offering costs were $63,845,850, after deducting offering expenses and underwriting discounts. This amount is held in trust for the benefit of investors in our public offering (the “Trust Account”). Additionally, $1,769,400 of the proceeds attributable to the underwriters’ non-accountable expense allowance was deposited in the Trust Account.

     We do not believe we will need additional financing to supplement the proceeds of our initial public offering, our private placement to officers and directors and loans from our founders in order to meet the expenditures required for operating our business prior to consummating a business combination. Interest earned on the Trust Account up to a maximum of $2,150,000, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses incurred by the Company prior to consummation of a business combination. As of December 31, 2006, the maximum amount of $2,150,000 was transferred into our operating account. We anticipate that the funds available to us outside of the Trust Account will be sufficient to sustain our business activities until approximately March 2008, assuming that a business combination is not consummated during that time. However, we anticipate we will need to obtain additional financing to pay portions of the purchase price for the wind farms not payable to CWEL at closing, and to provide bridge financing to Sricon and TBL, in which case we may issue additional securities or incur debt to finance such activities.

     To fund our purchase of a debenture in MBL Infrastructures Limited, an Indian roadbuilding company we had considered acquiring, on February 5, 2007, we entered into a Note and Warrant Purchase Agreement dated as of February 5, 2007 (the “Warrant Agreement”) with Oliveira Capital, LLC (“Oliveira”) pursuant to which we sold Oliveira a Promissory Note (“Note”) in the principal amount of $3,000,000 and a warrant (the “Warrant”) to purchase up to 425,000 shares of our common stock (the “Warrant Shares”) at an initial exercise price of $5.00 per share. The Note bears interest at a rate of 8% per annum and is due and payable in full upon the earlier of February 5, 2008 and the date on which we consummate a Business Combination. The Note is secured by the Debentures pursuant to a Pledge Agreement. The Warrant is exercisable during the period commencing on the consummation of a Business Combination and ending on March 2, 2011.

     The proceeds held in the Trust Account are invested in government securities (Treasury Bills and money market funds) until the earlier of (i) the consummation of our first business combination or (ii) the distribution of the trust account. In the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the public offering (March 8, 2006), or 24 months from the consummation of the public offering if certain extension criteria have been satisfied (see “Plan of Operations - Timing of Business Combination ” below), we will be forced to liquidate and the proceeds held in the trust account will be distributed to the Company’s public stockholders. However, our founding stockholders (stockholders prior to our public offering) will not participate in any liquidation distribution with respect to any shares of our common stock acquired prior to the public offering. If we are forced to liquidate, the per-share liquidation may be less than the price at which public stockholders purchased their shares because of the expenses related to our initial public offering, our general and administrative expenses and the anticipated costs of seeking a business combination. Additionally, if third parties make claims against us, the offering proceeds held in the trust account could be subject to those claims, resulting in a further reduction to the per-share liquidation price.

Sources of target businesses

     Since our public offering, we have been actively engaged in sourcing a suitable business combination candidate. As described above, we have the three pending transactions that constitute the Acquisition Proposal.

     We have relied on finding candidates through three possible sources: (1) the professional community, including, without limitation, investment bankers, attorneys and accountants; (2) quasi-governmental associations such as the International Finance Corporation, which is a member of the World Bank; and (3) the industries subject to deregulation by the Indian government. In addition, we have located acquisition candidates through other unaffiliated sources, including private equity and venture capital funds and public and private companies. Our officers, directors and special advisors and their affiliates have also brought acquisition candidates to our attention. In addition to contacting the sources described above for potential acquisition candidates, we have been contacted by unsolicited parties who become aware of our interest in prospective targets through press releases, word of mouth, media coverage and our website. We have offered to pay a one-time Finder’s Fee of .25%, of the value of our investment to any unaffiliated party that makes an introduction, or provides information about prospective targets to us. All such fees have been conditioned on our consummating a business combination with the identified target.

     We have entered into a financial advisory agreement with Ferris, Baker Watts, Incorporated, the representative of the underwriters in our public offering, and SG Americas Securities, LLC, one of the participating underwriters in the public offering, whereby Ferris, Baker Watts and SG Americas Securities, LLC serve as our financial advisors in connection with a business combination for a period of two years from the effective date of the public offering, March 2, 2006. Ferris, Baker Watts and SG Americas Securities, LLC, through affiliates of its parent company Société Générale (“SG”) located in Asia, perform certain advisory services for us, including without limitation, assisting us in determining an appropriate acquisition strategy and tactics, evaluating the consideration that may be offered to a target business, assisting us in the negotiation of the financial terms and conditions of a business combination and preparing a due diligence package regarding a business combination for our board of directors. The advisory services that have been provided, and continue to be provided, by Ferris, Baker Watts and SG consist of gathering, preparing and organizing information to be considered by our board of directors, among other things. Pursuant to the terms of this agreement, Ferris, Baker Watts, will be entitled to receive two percent of the consideration associated with any business combination by us, a portion of which shall be allocated to SG Americas Securities, LLC pursuant to a separate agreement between the parties. The fee will be capped at $1,500,000 and will be paid out of the trust proceeds only upon consummation of a suitable business combination. In addition to the foregoing fee, we have agreed to reimburse Ferris, Baker Watts and SG Americas Securities, LLC, for all of the reasonable out-of-pocket expenses incurred by it, whether or not a business combination is consummated; provided, however, that such expenses in the aggregate will not exceed $25,000 without our prior consent.

     We have also engaged the services of several professional firms that specialize in due diligence, USGAAP audits, legal audits, and other services that could help us in determining valuation and other criteria. In addition on or around November 27, 2006, we engaged the firm of SJS Associates, which provides the services of Mr. John Selvaraj an individual with extensive experience in US GAAP, Indian GAAP and SEC reporting. Mr. Selvaraj was also appointed as our Treasurer on November 27, 2006, following the resignation of Mr. Cherin. SJS Associates is a company held by Mr. Selvaraj. Following a search for legal firms in India that had U.S. and Indian trained attorneys that could represent us, the Board appointed Economic Laws Practice (ELP), a legal firm located in India, with six partners and over fifty professionals. Mr. Suhail Nathani, one of our board directors, is a Partner with ELP.

     Other than what has been disclosed above (Ferris, Baker Watts, ELP, and SJS Associates), we have not and do not anticipate paying any other officer, director, founding stockholder or any entity with which they are affiliated, any Finder’s Fee or similar compensation for services rendered to us prior to or in connection with the consummation of a business combination.

Timing of business combination

     Pursuant to the terms of our public offering, we must complete a business combination within 24 months after the consummation of the public offering (March 8, 2006). If we do not complete the business combination, then we will dissolve the Company and distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets.

EMPLOYEES

     We currently have two executive officers, one of whom is a member of our board of directors, as well as six special advisors. We also utilize the services of advisors, consultants and legal and tax professionals, among others, to assist in evaluating potential target industries and companies, among other tasks. We expect to add employees to handle the additional work load brought on by the transactions.

     Mr. Ram Mukunda, our President and Chief Executive Officer is dedicated full time to conducting due diligence on the target companies that we have identified. Our Chairman, Dr. Ranga Krishna and our Treasurer, Mr. Selvaraj, are dedicated part time in helping with the due diligence on the target companies. Following a business combination, or an agreement for a business combination we may recruit additional managers to supplement the incumbent management of the target business or businesses, and we expect to hire full-time employees as well.

OFF BALANCE SHEET ARRANGEMENTS

     Options and warrants issued in conjunction with our initial public offering are equity linked derivatives; accordingly, they represent off balance sheet arrangements. The options and warrants meet the scope exception in paragraph 11(a) of FAS 133 and are accordingly not accounted for as derivatives for purposes of FAS 133, but instead are accounted for as equity. See the Notes to the March 31, 2007 financial statements for a discussion of outstanding options and warrants.

CRITICAL ACCOUNTING POLICIES

     Our critical accounting policies are described in Notes to our financial statements included elsewhere in this proxy statement. They are summarized here for convenience. We believe the critical accounting polices described involve the most significant judgments and estimates used in the preparation of our financial statements. The assumptions made in the computation of volatility in estimating a value for the Non-Cash Compensation Expenses and Warrants issued to Oliveira Capital represents the most significant subjective estimate. The volatility used in the two computations are different because at the time the Non-Cash Compensation Expense was computed, we did not have a particular industry group that served as a peer group, instead we used a basket of Indian companies that traded in the US. At the time of the Oliveira warrants we had the infrastructure industry as a peer group. Changes in the estimates of volatility would have the effect of changing our results of operations as the non-cash compensation expense and amortization of debt discount on Oliveira debt would change. However, any changes in the estimates used in these calculations would have no effect on our liquidity or capital resources as the related changes would effect non-cash items only.

i.	Non-Cash Compensation Expenses: In February 2006, prior to the IPO, the Company issued an aggregate of 200,000 shares of common stock to its founders and advisors. The shares were issued for an aggregate price of $2,000. The fair value of these shares was estimated to be $537,741; the difference of $535,741 was recorded as compensation expense on the accompanying statement of operations. The fair value was determined by allocating the $6.00 Unit price in the subsequent Offering between the estimated fair value of the shares and warrants to be included therein. The per share fair value was estimated to be $2.69. The Company estimated this using the Black-Scholes method, using a U.S. risk-free interest rate of 4.5% and a volatility of 52.44%. The March 31, 2006 financial statements as originally issued were restated to record this compensation expense. As a result, the deficit accumulated during the development stage and net loss increased by $535,741 ($0.17 per share, from income per share of $.03 to loss per share of $0.14) and additional paid in capital increased by $535,741. The estimates used related to a one-time charge and therefore will not change on an ongoing basis.

ii.	Warrants issued to Oliveira Capital: In February 2007, the Company sold a promissory note and 425,000 warrants to Oliveira Capital, LLC for $3,000,000. Each warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the earlier of the completion of a Business Combination with a target business or the distribution of the Trust Fund and expiring five years from the date of issuance. The warrants have an exercise price of $5.00. The Company has determined, based upon a Black-Scholes model, that the fair value of the warrants on the date of issuance would approximately be $1,235,000 using an expected life of five years, volatility of 46% and a U.S. risk-free interest rate of 4.8%. We computed volatility for a period of five years. For approximately the first four years we used the trading history of two representative companies that are listed on the Indian Stock exchange. For approximately one year the trading history of the Company’s common stock was used. The average volatility of the combined data extending over five years was calculated as 46%. Management believes that this volatility is a reasonable benchmark to use in estimating the value of the warrants. This estimate is not expected to change from period to period.

iii.	Deferred Acquisition costs: MBL, Sricon, TBL and CWEL. In each period we have accrued expenses associated with these acquisitions. To the extent that we do not consummate any one of the transactions, we will expense all costs associated with that particular potential acquisition in the quarter where the decision is made. For example, as the MBL acquisition has become improbable we expect to expense deferred acquisition costs (approximately $150,000) associated with MBL.

iv.	Income per common share: Basic earnings per share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the additional dilution for all potentially dilutive securities such as stock warrants and options. The effect of the 22,949,000 outstanding warrants, issued in connection with the Public Offering and the Private Placement, the 500,000 outstanding units issued to the underwriters in connection with the Public Offering and the 425,000 warrants to purchase shares of common stock issued to Oliveira Capital, LLC in connection with the promissory note has not been included in the diluted weighted average shares since the warrants are contingently exercisable at the consummation of a business combination. The underling stock associated with the exercise of warrants arising from the private placement and the warrants issued to Oliveira Capital will become dilutive at the consummation of a business combination. The dilutive effects of these have been captured in the Pro-Forma statements, presented elsewhere. The units and attached warrants issued to the underwriter is exercisable at a price of $6.50 and will become dilutive once the common stock reaches $6.50 post consummation of a business combination.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents are all highly liquid instruments with maturities of three months, or less. The company maintains its cash in bank accounts in the United States of America, which, at times, may exceed applicable insurance limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk including risk from sub-prime debt obligations.

Income taxes:

     Deferred income taxes are provided for the differences between the bases of assets and liabilities, for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

INVESTMENTS HELD IN TRUST FUND

     Investments held in trust consist of Treasury Bills and money market funds. The Treasury Bills have been accounted for as trading securities and recorded at their fair market value. The excess of market value over cost is included in interest income in the accompanying statement of operations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     Market risk is the sensitivity of income to changes in interest rates, foreign exchanges, commodity prices, equity prices and other market-driven rates or prices. We are not presently engaged in and, if a suitable business target is not identified by us prior to the prescribed liquidation date of the trust account, we may not engage in, any substantive commercial business. Accordingly, we are not and, until such time as we consummate or, to the extent, that the acquisition price for a business combination may be denominated in a foreign currency, enter into an agreement to consummate, a business combination, we will not be exposed to risks associated with foreign exchange rates, commodity prices, equity prices or other market-driven rates or prices. The net proceeds of our initial public offering held in the trust account have been invested only government securities, such as Treasury Bills and money market funds, meeting conditions of the Investment Company Act of 1940. Given our limited risk in our exposure to money market funds, we do not view the interest rate risk to be significant.

SELECTED HISTORICAL FINANCIAL INFORMATION OF
SRICON INFRASTRUCTURE PRIVATE LIMITED (SRICON)

     The following selected financial data have been derived from our audited financial statements and un-audited condensed financial statements, in each case including the notes thereto, contained elsewhere in this proxy statement and should be read in conjunction with those financial statements and the notes thereto, as well as in conjunction with the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Sricon. The historical results included below and elsewhere herein are not indicative of the future performance of Sricon.

(Amounts in Thousand US Dollars, except share data and as stated otherwise)	Six months ended	Six months ended
	September 30, 2006	September 30, 2007
Revenue	$4,422	$7,251
Operating Expenses:
Cost of Revenue	(3,450)	(5,124)
Selling, general and administrative expenses	(432)	(601)
Depreciation	(116)	(157)
	(3,998)	(5,882)
Operating Income	424	1,369
Interest expense	(232)	(353)
Interest income,	32	36
Other Income	8	7
Net income before income taxes	232	1,059
Income Taxes	(58)	(328)
Net Income	174	731
Earnings per share:
Basic and diluted	$0.06	$0.25
Weighted average number of shares outstanding	2,932,159	2,932,159

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS OF SRICON INFRASTRUCTURE PRIVATE LIMITED

     This discussion and analysis of the financial condition and results of operations of Sricon contains forward-looking statements. Statements that are not statements of historical fact, including expressions of beliefs and expectations, are forward-looking in nature and are based on current plans, estimates and projections. Forward-looking statements are applicable only as of the date they are made, and neither we nor Sricon undertakes an obligation to update any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement. These factors include those identified under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements.”

OVERVIEW

     Sricon is a leading infrastructure company and has established itself as one of the major players in infrastructure projects like national highways, civil and structural engineering works for power plants, steel mills, sugar plants, turnkey contracts for power supply systems, water supply schemes, mining, quarrying and works for cement plants. Sricon was built on the solid foundations of experience, expertise and technological insight. Mr. R. L. Srivastava, the Chairman and Managing Director, started his career as a civil engineering contractor. The Company was incorporated in 1997 with the Registrar of Companies, Maharashtra in the name of “Srivastava Construction Private Limited.” Sricon is located in Nagpur, India.

     Until the formation of Sricon, the infrastructure construction work was carried out in Vijay Engineering Enterprises(partnership concern) (“VEE”). Sricon was incorporated with an objective to execute large scale infrastructure projects in sectors such as Highways, Water Management System, Power and Cement Plants, etc., and with a view to consolidate all infrastructure activities under one company so as to garner better synergy, business profile as well as cost management. VEE was merged with Sricon with effect from March 31, 2004.

     The current infrastructure construction business of the company includes:

  Road construction and maintenance

  Canal and earth work

  Maintenance of cement plant, including refractory work

  Civil work for power and steel plants

  Limestone and coal mining

     The Company has signed MOU’s with major companies in the industry, like Systems America and Hindustan Steel Works Construction Limited (“HSCL”), and the Company is well positioned to participate in large value projects. The Company has also been pre-qualified by National Highway Authority of India for bidding in various projects.

     The Company has entered into the following strategic technical alliances to improve its technical capabilities:

  With MECON Limited: MECON Limited is a public enterprise having vast experience in engineering and turnkey execution of civil construction and infrastructure projects. Under the terms of the technical alliance, MECON would assist Sricon in undertaking projects in the GCC (Gulf Cooperation Council) countries on turnkey basis.

  With Hindustan Steelworks Construction Limited (“HSCL”): HSCL is a Government undertaking having vast experience in turnkey execution of civil construction and infrastructure projects. Under the terms of the technical alliance, HSCL would assist Sricon in participating in various packages of NHAI in Maharashtra and Madhya Pradesh.

  With Systems America Inc.: Systems America Inc. is an American company engaged in construction and development of infrastructure projects. Under the terms of the technical alliance, Systems America Inc. would support Sricon in large highways projects.

     Over the past decade Sricon has successfully completed projects for an illustrative list of demanding clients, including:

  National Highway Authority of India

  Projects on BOT basis

  National Thermal Power Corporation

  Maharashtra Jeevan Pradhikaran

  Western Coalfields Limited

  Larsen and Tubro Limited

  Public Works Department

  Nagpur Municipal Corporation

  Nagpur Improvement Trust

  Bharat Heavy Electricals Limited

  Hindustan Steelworks Construction Limited

  Pradhan Mantri Gram Sadak Yojana

     The Company’s registration with the following entities reflects its technical expertise, project execution capabilities and reliability:

  Central Public Works Department

  National Building Construction Corporation Limited

  Engineers Project India Limited

  Mecon

  Hindusthan Construction Limited

  National Project Construction Limited

  Sardar Sarovar Narmada Nigam Limited

  R & B Division, Amveli

  Nagpur Municipal Corporation

  Nagpur Improvement Trust

Effects of the Acquisition

     Sricon will account for the acquisition as a subscription of new common stock. There will be no tax impact on the transaction, other than regulatory registration fees. Sricon will continue to operate as an Indian company and will be subject to the Indian tax regime.

Opportunities, Industry Overview

     The Indian economy in general and its stock markets in particular experienced significant growth during the fiscal year ended March 31, 2007. GDP growth reached 9.2%, compared to 8.4% in the previous 12-month period. The factors contributing to this growth included favorable demographic dynamics, the savings rate and habits of the Indian middle class, changing investment patterns, increasing consumerism, healthy business confidence, inflows of foreign investment and improvements in the Indian banking system.

     The benchmark indices of the Indian capital markets breached historic highs on several occasions during the 2006-07 fiscal year. The BSE Sensex and S&P CNX Nifty rose by 15.9% and 12.3%, respectively, during the fiscal year and market capitalization on the BSE and NSE rose by 17.3% and 19.7%, respectively. According to the BSE, the Sensex is calculated on a free float market capitalization-weighted methodology and measures the performance of 30 component stocks representing a sample of large, well-established and financially sound companies. The NSE website describes the S&P CNX Nifty as a well diversified index of 50 stocks accounting for 22 sectors of the economy. Total net investment by foreign institutional investors into equity and debt amounted to USD 586 million and USD 5,607 million, respectively, for the year ended March 31, 2007, and cumulative investment by foreign institutional investors in the Indian market reached USD 46,404 million.

     Public offerings of equity and rights offerings during the year ended March 31, 2007 amounted to USD 7,774 million, compared to USD 6,353 million during the previous 12-month period. Initial public offerings (“IPO”) have the largest presence among public offerings of equity. Of 85 public offerings in India, 77 were IPOs. Gross proceeds from IPOs rose by 160.64%, or USD 6,613 million, from USD 2,537 million in the fiscal year 2005-06. Total turnover in the derivatives segment of the NSE in the 2006-07 fiscal year rose by 52.5% to USD 1,706,791 million from USD 1,119,315 million in 2005-06. Single stock futures contributed 43.5% of total turnover in the 2006-07 fiscal year, followed by index futures (27.3%), calls on index option (5.4%) and puts on index option (5.3%). In the futures and options segments of the Indian exchanges, the number of contracts and turnover has substantially increased during the 2006-07 fiscal year. The National Stock Exchange was ranked second in the world in terms of the number of transactions conducted, behind only the New York Stock Exchange (NYSE), and third largest in the world with respect to exchange turnover, just behind the NYSE and NASDAQ.

     The size of the construction industry in India is over USD 28 billion which accounts for more than 6% of the GDP. This industry is the largest employer in the country – almost 32 million people. The sector is riding on a high growth wave powered by the large spends on the on going infrastructure programs – evidenced all over the country in the form of new highways, dams, power plants and pipelines. The sectors contributing to the high growth rates are power, transport, petroleum and urban infrastructure. According to Indian Prime Minister Dr. Manmohan Singh, addressing the Finance Ministers of ASEAN countries, at the Indo ASEAN Summit at New Delhi, in August 2007,

India needs USD 150 billion at the rate of USD 15 billion per annum for next 10 years. Out of these projections, India is getting foreign direct investment (“FDI”) at the rate of USD 5 billion per annum. More than 50% of the FDI’s will be utilized for infrastructure, telecom, and power among others.

     As relates to roads, the Golden Quadrilateral Highway is progressing well with an extent of approximately 4,500 miles, to be followed with the north-south corridor of 13,300 miles. Besides this, the Government is also planning to create East and West Coast corridors. The Nodal Government of India Highway Agencies – NHAI, NTPC, NHPC, and PGCL – have ambitious plans for the planning periods. In addition, the value of overseas projects, under execution by Indian Companies, is conservatively estimated to be around USD 4,176 million covering major markets in Malaysia, Middle East, and East Africa. The industry is characterized by a large number of players – a trend mirrored even in larger and mature markets such as the US and Japan. However, no single company controls a large share of the overall market, thus the market is very large and fragmented. The infrastructure budget of the Government of India is given below:

     The Infrastructure Budget of the Government for the period FY 2002 -2007 is:

Sector
	FY2001-04	FY2004-07
	USD millions	USD millions
Roads	$ 7,656.61	$ 14,617.16
Power	9,280.74	19,721.57
Oil and Gas	8,816.70	15,313.22
Ports/Airports/Shipping	2,088.16	3,712.29
Railways	7,424.59	11,136.89
Telecom	15,313.22	16,937.35
Total	$ 50,580.02	$ 81,438.48

     The outlay for the Central Sector Roads alone is USD 12,642.69 millions.

     The current road projects commissioned in India are:

Funding Agency/Source
	No. of Projects	Total Value
	(USD in Millions)
NHAI	50	$ 2,218.46
World Bank	15	1,043.20
Asian Development Bank	8	290.14
Annuity	8	546.10
BOT	7	768.90
Total	88	$ 4,866.80

QUALITATIVE AND QUANTITATIVE RISKS AND CHALLENGES.

     The industry is highly governed by the political environment and economic policies in the country. Any change in policies may slow down the growth of the industry.

     Foreign Competition – The government of India has opened the sector to bids by foreign companies. In the future we may face increased competition from international companies.

     Domestic Competition - The Company faces two types of competition in the domestic sector:

  Competition from the local companies that have a small regional footprint - These types of companies typically compete for small local contracts.

  Marketing /Business Development - Construction contracts are offered by the Government sector including the Central and the State Governments. Funds for these are allocated through their budgets as well as through international and domestic financial institutions such as the World Bank, Asian Development Bank, Japan Bank for International Co-operation, Housing & Urban Development Corporation, National Bank for Agricultural & Rural Development. In view of the nature of our market, the major sources of information of ensuing tenders for construction contracts are newspapers and government gazettes. In addition, construction contracts are also offered by the private sector. While there is increased transparency in the bid process, a change in the methodology of bidding and award of contracts could adversely affect the Company.

     For a more detailed discussion, see “Risk Factors.”

Client Risk

     The Company focuses on projects undertaken by government and government enterprises. Our business therefore requires that we continue to maintain a pre-qualified status with key clients and that we are not disqualified from future projects. The loss of a significant client, or a number of significant clients for any reason, including as a result of disqualification or dispute, may have an adverse effect on Company.

Vendor Risk

     The Company is significantly affected by the availability, cost and quality of raw materials including fuel. The prices and supply of raw materials and fuel depend on factors beyond the control of the Company, including general economic conditions, competition, production levels, transportation costs and import duties. The Company typically builds contingencies into the contracts. However, drastic changes in the global markets for raw material and fuel could affect our vendors creating a disruption in delivery schedules that could affect our ability to execute contracts in a timely manner.

Compliance, Legal and Operational Risks

     Sricon operates under regulatory and legal obligations imposed by local governments and securities regulators. Those obligations relate, among other things, to the company’s financial reporting, trading activities, capital requirements and the supervision of its employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for Sricon’s activities and financial performance.

Interest Rate Risk

     The industry is one in which leverage plays a large role. In the past Sricon has borrowed heavily and sometimes at high interest rates because of inadequate equity capitalization. With the sale of Sricon shares to IGC, it is projected that Sricon will have a much stronger balance sheet and will be able to borrow at lower interest rates. However, as the Indian economy grows and if interest rates in general raise, Sricon’s overall profitability will be impacted.

Exchange Rate Sensitivity

     Sricon does all its business in Indian Rupees and as such has little, if any, direct sensitivity to variations in exchange rates.

CRITICAL ACCOUNTING POLICIES

     The preparation of financial statements in conformity with U.S. GAAP requires Sricon management to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Sricon has based its estimates and judgments on historical experience and other assumptions that it finds reasonable under the circumstances. Actual results may differ from such estimates under different conditions and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term.

     Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, revenue recognition, the useful lives and the evaluation of impairment of property and equipment, income taxes, contingencies and the provision for impairment of receivables and advances. Actual results could differ from these estimates.

     Summarized balance sheet information for Sricon is as follows:

(Amounts in Thousand US Dollars)	As of	As of
	March 31, 2007	September 30, 2007
Total Assets	$15,358	$15,580
Total liabilities and stockholders’ equity	$15,358	$15,580

     Major items of Sricon’s assets and liabilities are as follows:

(Amounts in Thousand US Dollars)	As of	As of
	March 31, 2007	September 30, 2007
ASSETS
Accounts receivables	$2,751	$6,574
Unbilled receivables	2,866	2,442
Inventories	71	146
BOT Project under progress	3,080	—
LIABILITIES
Short-term borrowings and current portion of long-term debt	3,646	3,570
Due to related parties	2,264	1,744
Long-term debt, net of current portion	2,182	2,479
Other liabilities	1,913	896
Total stockholders’ equity	$4,289	$5,400

     Summarized statement of income information for Sricon is as follows:

(Amounts in Thousand US Dollars)	For the six months ended
	September 30, 2006	September 30, 2007
Revenue	$4,422	$7,251
Expenses	(3,998)	(5,882)
Net Income	$174	$731

Results of Operations

     The following table sets forth an overview of Sricon’s results of operations for the time periods stated.

(Amounts in Thousand US Dollars)	For the six months ended
	September 30, 2006	September 30, 2007
Revenue	$4,422	$7,251
Net income before income taxes	232	1,059
Income Taxes	(58)	(328)
Net Income	174	731
Income (loss) per share: basic and diluted	$0.06	$0.25

Accounting Developments and their impact on Sricon.

     In September 2006, the FASB issued FAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Benefit Plans” (FAS 158). This Statement requires companies to recognize the over-funded or under-funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position. The Company has applied FAS 158, which has no impact on the financial statements.

     In May 2005, the FASB issued FAS No. 154, “Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3” (FAS 154). This Statement replaces APB Opinion No. 20, “Accounting Changes,” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” This Statement requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impractical to determine either the period-specific effects or the cumulative effect of the change. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. The Company adopted FAS 154 for accounting changes and corrections of errors made after the adoption date. The adoption of the provisions of FAS 154 did not have an impact on the Company’s financial statements.

     In September 2006, the Securities and Exchange Commission (‘SEC’) staff issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (‘SAB 108’). SAB 108 provides guidance on how prior year misstatements should be taken into consideration when quantifying misstatements in current year financial statements for purposes of determining whether the current year’s financial statements are materially misstated. The provisions of SAB 108 are required to be applied by registrants in their annual financial statements covering fiscal years ending on or before November 15, 2007. The adoption of the provisions of SAB 108 did not have an impact on the Company’s financial statements.

     In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The provisions of FIN 48 will be applied beginning in the first quarter of 2008 (i.e. from April 1, 2008), with the cumulative effect of the change in accounting principle recorded as an adjustment to retained earnings. The Company is currently assessing the impact of the adoption of this Interpretation on its financial statements.

RESULTS OF OPERATIONS

Six Months Ended September 30, 2007 compared to Six Months Ended September 30, 2006

Revenues

     Total revenue was USD 7.25 million in the half year ended September 30, 2007, and USD 4.42 million for the corresponding 6-month period in 2006, an increase of 64%. The company began executing on several contracts including one for the civil construction of cement plants. The company continues to have a large back log of projects for which construction activity is expected to start in the November-December time frame.

Expenses

     Sricon’s expenses principally consisted of construction materials, employee compensation and benefits, depreciation and amortization, interest expense and general and administrative expense. In the six months ended September 30, 2007, total expenses increased by USD 2.00 million, or 47%, as compared with the six months ended September 30, 2006. Cost of revenue increased by USD 1.67 million, or 48%, as compared with the six months ended September 30, 2006. The increase was due to higher contract revenue during the six months. Selling, general and administrative expenses increased by USD 0.17 million, or 39%, as compared with the six months ended September 30, 2006, due to higher scale of operations during the six months. Interest expense increased by USD 0.12 million, or 52%, as compared with the six months ended September 30, 2006. The increase was due to higher utilization of debt and an increase in interest rates.

Liquidity and Capital Resources

     Sricon’s senior management establishes the overall liquidity and capital policies of the Company. The Company’s liquidity and funding risk management policies are designed to ensure that Sricon is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing Sricon’s business are Stockholders’ Equity and overdraft facilities from banks.

     As of September 30, 2007, Sricon’s net capital exceeded the net capital requirements.

     Sricon has entered into credit facilities with various banks. As of March 31, 2007, Sricon had access, with certain limitations, to USD 2.49 million in unutilized bank borrowings.

Cash Flows

     During the six months ended September 30, 2007, Sricon used USD 0.62 million in cash in operating activities. The net cash was mainly used to finance the increased receivables, trade payables and other non-current liabilities. Sricon also invested in the purchase of plant and machinery and other equipment for USD 0.01 million, resulting in net cash used in investing activities of USD 0.22 million. These investments were mainly financed from bank overdrafts, term loans, reinvestment of profits and customer and related party balances. The net decrease in cash and cash equivalents was USD 0.04 million.

     In the six months ended September 30, 2006, net cash used by operating activities was USD 0.23 million. The cash was mainly used to fund increases in unbilled and billed receivable. In that same six months, Sricon made investments in the purchase of plant and machinery and other equipment for USD 0.37 million, resulting in net cash used in investing activities of USD 0.36 million. These investments were financed from bank overdraft, term loans and reinvestment of profits. The net decrease in cash and cash equivalents was USD 0.48 million.

     Sricon believes that its net income, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the Company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

Revenues

     Total revenues were USD 10.60 million in the fiscal year ended March 31, 2007, and USD 11.01 million for the corresponding 12-month period in 2006.

Expenses

     Sricon’s expenses principally consist of construction materials, employee compensation and benefits, depreciation and amortization, interest expense and general and administrative expense. In the year ended March 31, 2007, total expenses decreased by USD 0.47 million, or 5%, over the 2005-06 period. Cost of Revenue decreased by USD 0.50 million, or 6%, over 2005-06. The decrease was due to lower contract revenue during the year. Selling, general and administrative expenses decreased by USD 0.13 million, or 10%, over 2005-06, due to lower scale of operations during the year. Interest expense increased by USD 0.14 million, or 37%, over 2005-06. The increase was due to higher utilization of debt and an increase in interest rates.

Liquidity and Capital Resources

     Sricon’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that Sricon is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing Sricon’s business are shareholder’s equity and overdraft facilities from banks.

     As of March 31, 2007, Sricon’s net capital exceeded the net capital requirements.

     Sricon has entered into credit facilities with various banks. As of March 31, 2007, Sricon had access, with certain limitations, USD 2.49 million in unutilized bank borrowings.

Cash Flows

     Sricon used USD 0.91 million in operating activities during 2006-07. The net cash was mainly used to finance the increased receivables, BOT Project under Progress and decreased trade payables. Sricon also invested in the purchase of plant & machinery and other equipment for USD 0.73 million resulting in net cash used in investing activities of USD 0.18 million in 2006-07. These investments were mainly financed from bank overdrafts, term loans, reinvestment of profits and customer and related party balances. The net decrease in cash and cash equivalents was USD 0.45 million during the 2006-07 fiscal years.

     Sricon believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Fiscal Year Ended March 31, 2006 compared to Fiscal Year Ended March 31, 2005

Revenue

     Total revenues were USD 11.01 million in 2005-06, and USD 11.48 million for the previous 12-month period.

Expenses

     Total expenses decreased by USD 0.23 million, or 2%, over 2004-05. Cost of Revenue decreased by USD 0.68 million, or 7%, over 2004-05. The decrease was due to lower contract revenue during the year. Selling, general and administrative expenses increased by USD 0.32 million, or 35%, over 2004-05. Interest expense increased by USD 0.08 million, or 25%, over 2004-05. The increase was due to higher utilization of financing and an increase in interest rates.

Liquidity and Capital Resources

     Sricon’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that Sricon is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing Sricon’s business are shareholder’s equity and overdraft facilities from banks.

     As of March 31, 2006, Sricon’s net capital exceeded the net capital requirements.

     Sricon has entered into credit facilities with various banks. As of March 31, 2006, Sricon had access, with certain limitations, to USD 3.02 million in unutilized bank borrowings.

Cash Flows

     In the 2005-06 fiscal years, net cash used by operating activities was USD 2.17 million. The cash was mainly used to fund increase in unbilled receivable and BOT Project under Progress.. In that same year, Sricon made investments in the purchase of plant & machinery and other equipment for USD 1.42 million resulting in net cash used in investing activities of USD 1.41 million. These investments were financed from bank overdraft, term loans and reinvestment of profits. The net increase in cash and cash equivalents was USD 0.28 million during the year.

     Sricon believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

SELECTED HISTORICAL FINANCIAL INFORMATION OF TECHNI BHARATHI LIMITED

     The following selected financial data have been derived from our audited financial statements and un-audited condensed financial statements, in each case including the notes thereto, contained elsewhere in this proxy statement and should be read in conjunction with those financial statements and the notes thereto, as well as in conjunction with the Management’s Discussion and Analysis of Financial Condition and Results of Operations of TBL. The historical results included below and elsewhere herein are not indicative of the future performance of TBL.

(Amounts in Thousand US Dollars, except share data and as stated otherwise)	Six months ended	Six months ended
	September 30, 2006	September 30, 2007
Revenue	$316	$2,855
Cost of Revenue	(633)	(2,017)
Selling, General and Administration Expenses	(151)	(280)
Depreciation	(180)	(102)
	(964)	(2,399)
Operating Income/ (Loss)	(648)	456
Interest Expense (net)	(408)	(331)
Interest Income (net)		26
Other Income	189	2,661
Net (loss)/income before income taxes	(867)	2,812
Income taxes	12	(83)
Net (loss)/income after income taxes	(855)	2,729
Provision for Dividend on Preference Stock and tax thereon	—	(78)
Net (loss)/income	(855)	2,651
Earnings per share:
Basic	$(0.20)	$0.64
Diluted	$(0.20)	$0.34
Weighted average number of shares outstanding – Basic	4,287,500	4,287,500
Weighted average number of shares outstanding - Diluted	4,287,500	8,037,500

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS OF TECHNI BHARATHI LIMITED

     This discussion and analysis of the financial condition and results of operations of TBL contains forward-looking statements. Statements that are not statements of historical fact, including expressions of beliefs and expectations, are forward-looking in nature and are based on current plans, estimates and projections. Forward-looking statements are applicable only as of the date they are made, and neither we nor the TBL undertakes an obligation to update any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement. These factors include those identified under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements.”

OVERVIEW

     TBL was incorporated in 1982. For the first decade TBL worked mainly on projects of dam construction, dam intake structure and power plant rehabilitation of moderate size, mostly as a sub-contractor to larger construction companies. In 1991, with the award of the construction of the Lakhya Dam, TBL expanded to engineering construction contracts.

     The various construction activities that the Company undertakes are:

  Roads and bridges

  Mechanized earthworks

  Hydro-electric project

  High-rise building complexes and townships

  Dams and tunnels

  Irrigation projects

  Airport runways and other infrastructure

  Turnkey projects

  Railroad construction

     TBL is a closely held Public Limited Company incorporated under the Indian Companies Act, 1956 with shares being held by a group of individuals led by Mr. V C Antony, Mr. Jortin Antony (son of V C Antony) and their associates. TBL participated in joint venture bidding which have been formed for the sole purpose of bidding, negotiating and completing specific projects. To date, TBL have entered into three joint ventures, namely Tantia-TBL joint venture, BEL-TBL joint venture and Valecha-TBL joint venture.

Recent Developments

     The Company has signed a letter of intent with IGC, dated September 5, 2007 to accept investment through its subsidiary IGC (Mauritius) by allotment of new equity shares leading to post investment ownership of approximately 77% by IGC and or its assignee. On September 16, 2007, the Company signed a Share Subscription Agreement with IGC to (1) agree to the sale of the convertible debenture held by Odeon, (2) the subscription of shares and (3) sell a convertible debt instrument.

OPPORTUNITIES AND INDUSTRY OVERVIEW

     The business of TBL is substantially the same as that of Sricon. Accordingly, the industry outlook overview and opportunities are substantially the same as that presented for Sricon. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Sricon Infrastructure Private Limited – Opportunities and Industry Overview”.

QUALITATIVE AND QUANTITATIVE RISKS AND CHALLENGES.

     The competition and risks to the business are substantially the same as those outlined for Sricon. Please see “Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Sricon Infrastructure Private Limited.-Qualitative and Quantitative Risks and Challenges”.

Credit Risk

     TBL has been restructuring its debt with the banks. In most cases it has managed to obtain concessions on the amount of loans repaid by TBL. These concessions mostly correspond to the amount of unpaid interest. Management expects, based on common practice in India, banks to tighten its credit limits to TBL for the next one to three years. While there is no guarantee, it is expected that the change of ownership brought on by IGC’s acquisition of TBL, the recapitalization of TBL’s balance sheet and IGC own balance sheet could meet the higher credit standards imposed by the banks in India. If the banks in India stop lending to TBL, the rate at which TBL can grow will be curtailed unless IGC intervenes with funding and stronger credit guarantees.

Client Risk

     The Company focuses on projects undertaken by government and government enterprises. Our business therefore requires that we continue to maintain a pre-qualified status with key clients and that we are not disqualified from future projects. The loss of a significant client, or a number of significant clients for any reason, including as a result of disqualification or dispute, may have an adverse effect on Company.

Vendor Risk

     The Company is significantly affected by the availability, cost and quality of raw materials including fuel. The prices and supply of raw materials and fuel depend on factors beyond the control of the Company, including general economic conditions, competition, production levels, transportation costs and import duties. The Company typically builds contingencies into the contracts. However, drastic changes in the global markets for raw material and fuel could affect our vendors creating a disruption in delivery schedules that could affect our ability to execute contracts in a timely manner.

Compliance, Legal and Operational Risks

     TBL operates under regulatory and legal obligations imposed by local governments and securities regulators. Those obligations relate, among other things, to the company’s financial reporting, trading activities, capital requirements and the supervision of its employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for TBL’s activities and financial performance.

CRITICAL ACCOUNTING POLICIES

     The preparation of financial statements in conformity with U.S. GAAP requires TBL management to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. TBL has based its estimates and judgments on historical experience and other assumptions that it finds reasonable under the circumstances. Actual results may differ from such estimates under different conditions and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term.

     Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, revenue recognition, the useful lives and the evaluation of impairment of property and equipment, the income tax, the contingencies and the provision for impairment of receivables and advances. Actual results could differ from these estimates.

     Summarized balance sheet information for TBL is as follows:

(Amounts in US Dollars ‘000)	As of
	March 31, 2007	September 30, 2007
Total Assets	$7,098	$6,442
Total Liabilities and Stockholders’ Equity	$7,098	$6,442

Major items of TBL’s assets and liabilities are as follows:

(Amounts in US Dollars ‘000)	As of
	March 31, 2007	September 30, 2007
ASSETS
Cash and cash equivalents	$ 1,208	$ 100
Inventories	1,284	1,784
Prepaid and other assets	1,231	798
Property, plant and equipment (net)	2,265	2,352
LIABILITIES
Short term borrowings and current portion of long tern loan	6,079	—
Trade payable	1,502	3,168
Long term debts, net of current portion	2,333	3,870
Advance from customers	1,877	884
Total Stockholders’ equity	$(4,895)	$(1,504)

     Summarized statement of income information for TBL is as follows:

(Amounts in US Dollars ‘000)	For the six months ended
	September 30, 2006	September 30, 2007
Revenues	$316	$2,855
Expenses	(1,372)	(2,730)
Net Income (Loss)	$(855)	$2,651

Results of Operations

The following table sets forth an overview of TBL’s results of operations for the time periods stated.

(Amounts in US Dollars ‘000)	For the six months ended
	September 30, 2006	September 30, 2007
Revenue	$316	$2,855
Other Income	189	2,661
(Loss) / Income Before Income Taxes	(867)	2,812
Income Taxes	(12)	(83)
(Loss) / Income after Income Taxes	(855)	2,729
Provision for dividend on Preference Shares and Tax thereon	—	(78)
Net (Loss) / Income	(855)	2,651
Earning per Share - Basic	(0.20)	0.64
Earning per Share - Diluted	$(0.20)	$0.34

Recent Accounting Developments and their impact on TBL

     In May 2005, the FASB issued FAS No. 154, “Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3” (FAS 154). This Statement replaces APB Opinion No. 20, “Accounting Changes,” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” This Statement requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impractical to determine either the period-specific effects or the cumulative effect of the change. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. The Company adopted FAS 154 for accounting changes and corrections of errors made after the adoption date. The adoption of the provisions of FAS 154 did not have an impact on the Company’s financial statements.

     In September 2006, the Securities and Exchange Commission (“SEC”) staff issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides guidance on how prior year misstatements should be taken into consideration when quantifying misstatements in current year financial statements for purposes of determining whether the current year’s financial statements are materially misstated. The provisions of SAB 108 are required to be applied by registrants in their annual financial statements covering fiscal years ending on or before November 15, 2007. The adoption of the provisions of SAB 108 did not have an impact on the Company’s financial statements.

     In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The provisions of FIN 48 will be applied beginning in the first quarter of 2008 (i.e. from April 1, 2008), with the cumulative effect of the change in accounting principle recorded as an adjustment to retained earnings. The Company is currently assessing the impact of the adoption of this Interpretation on its financial statements.

RESULTS OF OPERATIONS

Six Months Ended September 30, 2007 compared to Six Months Ended September 30, 2006

Revenues

     Revenue, not including one time gains, increased from $.316 million to $2.855 million for the six months ended September 2006 and 2007 respectively an increase of 903%. The increase was primarily due to increased revenue from executing projects on hand.

Other Income

     Other income typically includes the sale and hauling of scrap and other waste from construction sites as well as income from the rental of idle equipment. Other income for the six months ended September 30, 2006 was .181 million. Other income inclusive of one-time gains, for the six months ended September 30, 2007 was $ 2.661 million. The one time gain was approximately $2,300,000 from the one-time settlement with TBL’s lenders. In 2004 and 2005, in order to expand the business rapidly, TBL borrowed funds from a consortium of four banks. The loans were collateralized by personal assets of the founders of TBL, including real estate and personal residence. In FY2006, the total liability was around $16 million. The company was unable to build its revenue base to a large enough run rate to support interest and repayment of the loans. In order to decrease its debt load, the company negotiated a settlement with the banks. The settlement entailed a combination of immediate repayment of principal through a combination of capital infusion (raised either by the sale of real estate, or capital stock) and an abatement and forgiveness of accrued interest. TBL reduced its total liabilities to around $8 million by September 2007. The one time gain resulted from the reversal of interest accruals made by the company.

Expenses

     During the six months ended September 30, 2007, TBL’s expenses principally consisted of construction materials, employee compensation and benefits, depreciation and amortization, interest expense and general and administrative expense. In the six months ended September 30, 2007, total expenses increased by USD 1.36 million, or 98%, as compared with the six months ended September 30, 2006. Cost of revenue increased by USD 1.39 million, or 219%, as compared with the six months ended September 30, 2006. The increase was due to higher contract revenue during the year. Selling, general and administrative expenses increased by USD 0.13 million, or 86%, as compared with the six months ended September 30, 2006. Interest expense decreased by USD 0.07 million, or 19%, as compared with the six months ended September 30, 2006. The decrease was due to repayment of debts.

Liquidity and Capital Resources

     TBL’s senior management establishes the overall liquidity and capital policies of the Company. The Company’s liquidity and funding risk management policies are designed to ensure that TBL is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing TBL’s business are Stockholders’ Equity and overdraft facilities from banks. TBL has entered into credit facilities with various banks.

Cash Flows

     TBL generated about USD 2.8 million in operating activities during the six months ended September 30, 2007. The net cash was mainly generated from increased prepaid and other asset and trade payables. TBL paid debts of USD 5.23 million in the six months ended September 30, 2007. The net decrease in cash and cash equivalents was USD 1.16 million during the six months ended September 30, 2007.

     In the six months ended September 30, 2006, net cash generated in operating activities was USD 0.35 million. The cash was mainly used to fund increases in trade payables and decrease in advance from customers. The net decrease in cash and cash equivalents was USD 0.02 million during the six months ended September 30, 2006.

     TBL believes that its net income, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the Company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

Revenues

     Total revenues were USD 4.32 million in the fiscal year ended March 31, 2007, an increase of 89% over the corresponding 12-month period in 2006.

Other Income

     Other income in FYE 2007 and FYE 2006 was USD 532 thousand and USD 516 thousand. Other income typically includes the sale and hauling of scrap and other waste from construction sites as well as income from the rental of idle equipment.

Expenses

     TBL’s expenses principally consist of construction materials, employee compensation and benefits, depreciation and amortization, interest expense and general and administrative expense. In the year ended March 31, 2007, total expenses decreased by USD 0.75 million, or 14%, over the 2005-06 period. Cost of Revenue decreased by USD 0.09 million, or 3%, over 2005-06. The decrease was due to higher contract revenue during the year. Selling, general and administrative expenses decreased by USD 0.16 million, or 26%, over 2005-06, due to high level cost cutting measures adopted by the management during the year. Interest expense decreased by USD 0.38 million, or 25%, over 2005-06. The decrease was due to repayment of debts.

Liquidity and Capital Resources

     TBL’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that TBL is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing TBL’s business are shareholder’s equity and overdraft facilities from banks. TBL has entered into credit facilities with various banks.

Cash Flows

     TBL generated USD 4.95 million in operating activities during 2006-07. The net cash was mainly generated from decreased inventory and increased trade payables. TBL paid debts USD 4.2 million in 2006-07. The net increase in cash and cash equivalents was USD 1.08 million during the 2006-07 fiscal years.

     TBL believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company y believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Fiscal Year Ended March 31, 2006 compared to Fiscal Year Ended March 31, 2005

Revenues

     Total revenues were USD 2.29 million in 2005-06, a decrease of 74% over the previous 12-month period.

Other Income

     Other income for FYE 2006 and 2005 was USD 516 thousand and USD 871 thousand respectively. Other income typically includes the sale and hauling of scrap and other waste from construction sites as well as income from the rental of idle equipment.

Expenses

     Total expenses decreased by USD 8.52 million, or 62%, over 2004-05. Cost of Revenue decreased by USD 7.44 million, or 74%, over 2004-05. The decrease was due to lower contract revenue during the year. Selling, general and administrative expenses decreased by USD 0.77 million, or 56%, over 2004-05. Interest expense decreased by USD 0.34 million, or 18%, over 2004-05.

Liquidity and Capital Resources

     TBL’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that TBL is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing TBL’s business are shareholder’s equity and overdraft facilities from banks. TBL has entered into credit facilities with various banks.

Cash Flows

     In the 2005-06 fiscal year, net cash used by operating activities was USD 0.76 million. The cash was mainly used to fund the advance from customers. In that same year, TBL has made sale of plant & machinery and other equipment for USD 0.43 million resulting in net cash generated in investing activities of USD 0.55 million.

     TBL believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENT

     The following unaudited pro forma condensed balance sheet combines the historical balance sheets of Sricon, TBL and IGC as of September 30, 2007, giving effect to the Acquisition as if it had been consummated on September 30, 2007.

     The following unaudited pro forma condensed statement of operations for the six months ended September 30, 2007 combines the condensed unaudited statements of operations of TBL for the six months ended September 30, 2007 and the condensed unaudited statement of operations of Sricon for the six months ended September 30, 2007 with the unaudited statement of operations of IGC for the six months period ended September 30, 2007, giving effect to the Acquisition as if it had occurred at the beginning of the periods presented.

     The following unaudited pro forma statement of operations for the fiscal year ended March 31, 2007 combines the audited statements of operations of TBL for the fiscal year ended March 31, 2007 and the audited statement of operations of Sricon for the fiscal year ended March, 2007 with the audited statement of operations of IGC for the fiscal year ended March 31, 2007, giving effect to the Acquisition as if it had occurred at the beginning of the periods presented.

     The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the Acquisition, are factually supportable and are expected to have a continuing impact on the combined results.

     In addition to the Acquisition Proposal we expect to fund a wind energy farm that will be constructed by CWEL. The 24-mega watt wind energy farm is expected to cost INR 1,140,000,000 (about USD 28.5 million, at an exchange rate of INR 40 per USD). We expect to fund the construction of the wind energy farm through a yet to be formed, wholly owned Indian subsidiary called IGC-Power. We expect to invest approximately USD 6,150,000 in equity to capitalize IGC-Power, transfer the deposit of $250,000 from CWEL to IGC-Power and anticipate obtaining a credit facility for about USD 22.1 million. No arrangements have yet been made for the debt financing. We expect to file a Form 8-K setting forth the details of the debt financing if and when the arrangements are finalized. Because the wind farm has not yet been constructed, the pro forma financial statements do not reflect the impact of the proposed wind farm because such inclusion would constitute a forecast or projection. However, the $250,000 we have paid as a deposit on the wind farms is reflected on the pro forma statements.

     The unaudited pro forma condensed unaudited balance sheet information at September 30, 2007, and the unaudited pro forma condensed statement of operations for the six months ended September 30, 2007, and the fiscal year ended March 31, 2007, have been prepared using two different levels of approval of the transaction by the IGC stockholders, as follows:

  Assuming No Exercise of Redemption Rights: This presentation assumes that none of the IGC stockholders exercise their redemption rights; and

  Assuming Maximum Exercise of Redemption Rights: This presentation assumes that stockholders holding 2,259,770 common stock exercise their redemption rights.

     We are providing the following information to aid you in your analysis of the financial aspects of the acquisition.

     We derived the pro forma information for the six months ended September 30, 2007 from the condensed unaudited condensed financial statements of Sricon for the six months ended September 30, 2007, the condensed unaudited financial statements of TBL for the six months ended September 30, 2007 and from the unaudited condensed financial statements of IGC for the six months ended September 30, 2007.

     We derived the pro forma information for the fiscal year ended March 31, 2007 from the audited financial statements of Sricon, TBL and IGC for the fiscal year ended March 31, 2007.

     This information should be read together with IGC’s audited and unaudited financial statements and related notes, the Sricon audited and unaudited financial statements and related notes, the TBL audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of each of Sricon, TBL and IGC and other financial information included elsewhere in this proxy statement.

     The unaudited pro forma condensed information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. IGC, Sricon and TBL have not had any historical relationships prior to the Acquisition. Accordingly, no pro forma adjustments were required to eliminate activities among the companies.

     In the proposed acquisition of Sricon, IGC intends to acquire 4,041,676 newly-issued equity shares directly from Sricon and 351,840 equity shares from the promoters so that at the conclusion of the transactions contemplated by the Sricon Subscription Agreement, IGC will own approximately 63% of the outstanding equity shares of Sricon in exchange for consideration consisting of: (i) INR 120,000,000 (approximately $3,000,000 at an exchange rate of INR 40 per USD) in cash at closing for the Sale Shares, representing a price per share of INR 341.06 (approximately $8.53 per share at an exchange rate of INR 40 per USD), (ii) INR 1,030,000,000 (approximately $25,750,000 at an exchange rate of INR 40 per USD) in cash at closing for the New Sricon Shares, representing a price per share of INR 254.84 approximately $6.37 at an exchange rate of INR 40 per USD).

     In the proposed acquisition of TBL, IGC intends to acquire 7,150,000 newly-issued equity shares and 12,500,000 newly-issued 6% compulsorily convertible preference shares (CPS), which may be converted to 2,100,000 shares of common stock, directly from TBL, and 5,000,000 convertible preference shares of TBL (the “TBL Preference Shares”) from Odeon so that at the conclusion of the transactions contemplated by the TBL Subscription Agreement, IGC will own, assuming both convertibles are converted, approximately 77% of the outstanding equity shares of TBL on a fully-diluted basis for consideration consisting of: (i) INR 275,000,000 (approximately $6,875,000 at an exchange rate of INR 40 per USD) in cash at closing for the 7,150,000 new equity shares, representing a price per share of INR 38.46 (approximately $0.96 at an exchange rate of INR 40 per USD), (ii) INR 125,000,000 (approximately $3,125,000 at an exchange rate of INR 40 per USD) in cash at closing for the CPS, representing a price per share of INR 10.00 (approximately $0.25 at an exchange rate of INR 40 per USD) and (iii) $2,000,000 in cash at closing for the TBL convertible preference shares acquired from Odeon, representing a price per share of $0.40.

     The Acquisition will be accounted for as a business combination with IGC as the accounting acquirer. The determination of IGC as the accounting acquirer has been made based on an evaluation of the relevant factors and circumstances of the Acquisition, including among other factors that IGC stockholders will own a majority stake of the acquired companies upon consummation of the Acquisition, and that certain members of IGC’s board of directors will serve on the board of directors of the acquired companies. Under the purchase method of accounting, the assets and liabilities of Sricon and TBL acquired by IGC will be recorded as of the acquisition date at their respective fair values, and added to those of IGC.

     The purchase price for the respective acquisitions will be determined based on the cash consideration given in exchange for the issued and outstanding shares of Sricon and TBL. The allocation of the purchase price including the evaluation and computation of deferred taxes, if any, resulting from the Acquisition reflected in the unaudited pro forma condensed financial statements is preliminary and subject to change based on finalization of IGC’s valuation of the acquired assets and liabilities of Sricon and TBL. The pro forma information presented, for the purchase price allocation, is based on preliminary estimates of the fair values of assets acquired and liabilities assumed in connection with the Acquisition. These preliminary estimates are based on available information and certain assumptions we consider reasonable and may be revised as additional information becomes available. These preliminary valuation estimates were derived by management and are reflected in the fair values in these unaudited pro forma condensed financial statements. The final purchase price allocation for the Acquisition will be dependent upon the finalization of asset and liability valuations, which may depend in part on prevailing market rates and conditions. A final determination of these fair values will include assistance provided by an independent appraiser, which will be completed subsequent to the consummation of the Acquisition. These final valuations will be based on the actual net tangible and intangible assets that existed as of the closing date of the Acquisition. Any final adjustments may change the allocations of purchase price, which could affect the fair value assigned to the assets acquired and liabilities assumed and could result in a material change to the unaudited pro forma condensed financial statements, including the amount recorded in respect of goodwill.

SELECTED UNAUDITED PRO FORMA CONDENSED BALANCE SHEET INFORMATION
As of September 30, 2007

	Consolidated	Consolidated
	Assuming No	Assuming Maximum
	Exercise of	Exercise of
	Redemption Rights	Redemption Rights
Total Current Assets	$71,207,804	$58,235,381
Property and equipment, net	7,329,787	7,329,787
Goodwill	15,622,550	15,622,550
Total Assets	97,742,840	84,770,417
Long-term debt, net of current portion	6,349,334	6,349,334
Minority Interest	13,490,582	13,490,582
Total stockholders’ equity	$65,435,439	$52,463,016

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
As of September 30, 2007

						Consolidated
						Assuming No		Consolidated
						Exercise of		Assuming Maximum
				Pro Forma		Redemption	Pro Forma	Exercise of
	Sricon	TBL	IGC	Adjustments		Rights	Adjustments	Redemption Rights
ASSETS
Current Assets:
Cash and cash equivalents	$45,909	$99,874	$258,628	67,091,690	(a)	$55,364,047	(12,762,785)(h)	$42,391,624
				35,750,000	(a)		(209,638)(h)
				(35,750,000	)(a)
				(5,000,000	)(a)
				(604,900	)(d)
				(3,156,494	)(e)
				(1,769,400	)(f)
				(1,601,250	)(g)
Accounts Receivable	6,573,862	92,553	—			6,666,415		6,666,415
Unbilled Receivables	2,441,568	—	—			2,441,568		2,441,568
Inventories	145,997	1,783,950	—			1,929,947		1,929,947
Investments held in Trust Fund	—	—	67,091,690	(67,091,690	)(a)	—		—
Interest Receivable - Convertible
Debenture	—	—	157,479			157,479		157,479
Convertible debenture in MBL	—	—	3,000,000			3,000,000		3,000,000
Prepaid expenses and other
current assets	506,422	798,415	21,766			1,326,603		1,326,603
Due from related parties	207,632	114,113	—			321,745		321,745
Total Current Assets	9,921,390	2,888,905	70,529,563			71,207,804		58,235,381
Property and equipment, net	4,977,384	2,352,403	—			7,329,787		7,329,787
Goodwill	—	—	—	15,622,550	(a)	15,622,550		15,622,550
Investment - joint ventures	40,978	—	—			40,978		40,978
Investment – others	23,231	77,987	—			101,218		101,218
Deposit to CWEL	—	—	250,000			250,000		250,000
Restricted cash, non-current	238,168	282,692	—			520,860		520,860
Deferred acquisition costs	—	—	252,167	1,601,250	(g)	825,438		825,438
				(1,027,979	)(a)
Deferred tax assets, net of valuation
allowance	—	350,867	625,640			976,507		976,507
Other assets	378,490	489,208	—			867,698		867,698
Total Assets	$15,579,641	$6,442,062	$71,657,370			$97,742,840		$84,770,417
LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term borrowings and current
portion of long-term debt	3,569,927	—	—			3,569,927		3,569,927
Trade payables	312,213	3,168,361	—			3,480,574		3,480,574
Accrued expenses	—	—	458,097	(54,910	)(d)	241,693		241,693
				(156,494	)(e)
Notes payable to stockholders	—	—	545,000	(545,000	)(d)	—		—
Taxes payable	—	—	449,434			449,434		449,434
Deferred trust interest	—	—	209,638	(209,638	)(h)	—		—
Note Payable to Oliveira Capital, LLC	—	—	2,491,985	(2,491,985	)(e)	—		—
Due to Underwriters	—	—	1,769,400	(1,769,400	)(f)	—		—

						Consolidated
						Assuming No		Consolidated
						Exercise of		Assuming Maximum
				Pro Forma		Redemption	Pro Forma	Exercise of
	Sricon	TBL	IGC	Adjustments		Rights	Adjustments	Redemption Rights
Due to related parties	1,743,603	—	—			1,743,603		1,743,603
Other current liabilities	205,678	24,138	—			229,816		229,816
Total current liabilities	5,831,421	3,192,499	5,923,554			9,715,047		9,715,047
Long-term debt, net of current portion	2,479,367	3,869,967	—			6,349,334		6,349,334
Advance from Customers	—	883,998	—			883,998		883,998
Deferred taxes on income	595,179	—	—			595,179		595,179
Security Deposit from joint ventures	377,358	—	—			377,358		377,358
Other liabilities	895,903	—	—			895,903		895,903
Total Liabilities	$10,179,228	$7,946,464	$5,923,554			$18,816,819		$18,816,819
Minority Interest	—	—	—	13,490,582	(a)	13,490,582		13,490,582
Common stock subject to
possible conversion, 2,259,770
at conversion value	—	—	12,762,785	(12,762,785	)(h)	—		—
STOCKHOLDERS’ EQUITY
Preferred Stock	—	1,182,033	—	(1,182,033	)(a)	—		—
Common stock	674,000	988,000	1,397	(1,662,000	)(a)	1,623		1,397
				226	(h)
Additional paid-in capital	726,000	199,000	51,848,146	35,750,000	(a)	64,610,705	(12,762,785)(h)	51,848,146
				(36,675,000	)(a)
				12,762,559	(h)
Retained earnings	3,550,077	(3,297,435)	1,121,488	(252,642	)(a)	823,111	(209,638)(h)	613,473
				(508,015	)(e)
				209,638	(h)
Accumulated other
comprehensive (loss) income	450,336	(576,000)	—	125,664	(a)	—		—
Total stockholders’ equity	5,400,413	(1,504,402)	52,971,031			65,435,439		52,463,016
Total liabilities and
stockholders’ equity	$15,579,641	$6,442,062	$71,657,370			$97,742,840		$84,770,417

See Notes to unaudited Pro Forma Condensed Balance Sheet

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
As of September 30, 2007

     The unaudited condensed pro forma balance sheet combines the balance sheets of Sricon, TBL and IGC as of September 30, 2007 assuming that the Acquisition had been completed as of September 30, 2007. The historical balance sheets used in the preparation of the pro forma financial statements have been derived from Sricon’s, TBL’s and IGC’s unaudited financial statements as of September 30, 2007. Pro forma adjustments are necessary to record the accounting for the Acquisition, including a preliminary allocation of purchase price to the estimated fair values of assets and liabilities acquired. No pro forma adjustments were required to conform Sricon’s or TBL’s accounting policies to IGC’s accounting policies. Descriptions of the adjustments included in the unaudited pro forma condensed balance sheet are as follows:

(a)

(i)

Reflects the release of IGC’s restricted cash held in trust to cash and cash equivalents as a result of the acquisition for the payment of the purchase prices of Sricon and TBL as well as the payment of unpaid acquisition costs.

Amount released from escrow	$67,091,690
Described in Note b	$35,750,000
$2,000,000 for the purchase of CPS from Odeon and $3,000,000 for the purchase of
shares from the promoters of Sricon	$5,000,000

(ii)

Estimated total purchase price is derived as the payment of approximately $35,750,000 in cash. We have a deposit with CWEL in the amount of $250,000. The components of the purchase price for Sricon and TBL are summarized as follows:

	Sricon	TBL	Total
New Equity Shares	$25,750,000	$6,875,000	$32,625,000
New Preference Shares	—	3,125,000	3,125,000
Equity Shares Purchased from existing shareholders	3,000,000	—	3,000,000
Preference Shares Purchased from existing shareholders	—	2,000,000	2,000,000
Allocation of estimated acquisition costs	689,973	338,006	1,027,979
	$29,439,973	$12,338,006	$41,777,979

Amount paid for the subscription of new equity shares			$32,625,000
Amount paid for new preference shares			$3,125,000
Total shown in Pro Forma			$35,750,000

     In accordance with Statement of Financial Accounting Standards, or SFAS, No. 141 “Business Combination”, under the purchase method of accounting, the total estimated purchase price for each Sricon and TBL has been allocated to Sricon’s and TBL’s net tangible and intangible assets based on their estimated fair values as of the date of the consummation of the purchase. The estimated purchase price included on the accompanying unaudited pro forma condensed balance sheet is based on the preliminary allocation of purchase price to the estimated fair values of assets acquired and liabilities assumed, and is subject to material changes upon receipt of the final valuation as described in the introduction to these unaudited pro forma condensed financial statements. The preliminary estimate of the purchase price allocation, including recognition of goodwill, is as follows:

	Sricon	TBL	Total
Current assets	$22,472,975	$9,907,857	$32,380,832
Property and equipment, net and deposit towards Wind PPE	3,135,752	1,808,321	4,944,073
Other non current assets	428,946	923,034	1,351,980
Goodwill	9,815,213	5,807,337	15,622,550
Short-term borrowings and current portion of long-term debt	(2,249,054)	—	(2,249,054)
Other Current liabilities	(1,424,741)	(2,454,113)	(3,878,854)
Long-term debt, net of current portion	(1,562,001)	(2,974,890)	(4,536,891)
Other non-current liabilities	(1,177,118)	(679,540)	(1,856,657)
Total	$29,439,973	$12,338,006	$41,777,979

     Goodwill is calculated as the difference between tangible and intangible net assets (liabilities) acquired and the estimated purchase price. In accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” if the management of IGC determines that the value of goodwill or intangible assets with indefinite lives has become impaired, IGC will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

(iii)	Reflects the elimination of deferred acquisition costs as of September 30, 2007

(iv)	Reflects the elimination of each of Sricon’s, TBL’s, and IGC historical capital stock amounts, paid-in capital, treasury stock, accumulated deficits and other comprehensive income and the resulting adjustment to minority interest. Minority interest is generated as IGC is purchasing 63% and 77% of Sricon and TBL respectively.

(b)	This amount reflects the adjustment to the provision (benefit) for income taxes as a result of net operating losses generated for Federal and State income tax purposes on a combined basis.

(c)

i.	For September 30, 2007: The basic shares include shares sold in the IPO, founder’s shares and shares sold in the private placement. The fully diluted shares include basic shares plus the following: shares arising from the exercise of warrants sold as part of the units in the offering plus shares arising from the exercise of warrants issued to Oliveira Capital. The UPO issued to the underwriters (1,500,000 shares) is not considered in this calculation as the strike price for the UPO is “out of the money” at $6.50 per share. The historical weighted average per share, for our shares, through September 30, 2007, was applied using the treasury method of calculating the fully diluted shares. The calculation for fully diluted shares includes 2,812,123 shares and excludes 20,561,877 shares from the EPS computations. In the event that there is maximum redemption, a total of 2,259,770 could potentially be redeemed. The shares outstanding for the maximum redemption scenario are the shares in the case of no redemption less 2,259,770.

ii.	For FYE March 31, 2007: The basic shares include shares sold in the IPO, founder’s shares and shares sold in the private placement. The fully diluted shares include basic shares plus the following: shares arising from the exercise of warrants sold as part of the units in the offering plus shares arising from the exercise of warrants issued to Oliveira Capital. The UPO issued to the underwriters (1,500,000 shares) is not considered in this calculation as the strike price for the UPO is “out of the money” at $6.50 per share. The historical weighted average per share, for our shares, through March 31, 2007 was applied using the treasury method of calculating fully diluted shares. The calculation for fully diluted shares includes 2,972,025 shares and excludes 20,401,975 shares from the EPS computations. In the event that there is maximum redemption, a total of 2,259,770 could potentially be redeemed. The shares outstanding for the maximum redemption scenario are the shares in the case of no redemption less 2,259,770.

(d)	Reflects the repayment of notes payable to the founding stockholders inclusive of accrued interest.

(e)	Reflects the repayment of notes payable to Oliveira Capital, LLC inclusive of accrued interest.

(f)	Reflects the payment of deferred compensation due to the underwriters arising from the IPO.

(g)	Reflects the payment of acquisition costs inclusive of payments to Ferris, Baker Watts, Inc. and SG Americas Securities, LLC., our underwriters.

(h)
(i) Assuming No Exercise of Redemption Rights

Reflects the transfer of common stock subject to possible conversion and deferred trust interest to common stock, additional paid in capital and retained earnings.

(ii) Assuming Maximum Exercise of Redemption Rights

Reflects the payment of common stock subject to possible conversion and deferred trust interest.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For The Six Months Ended September 30, 2007

									Consolidated
						Consolidated			Assuming
						Assuming No			Maximum
						Exercise of			Exercise of
				Pro Forma		Redemption	Pro Forma		Redemption
	Sricon	TBL	IGC	Adjustments		Rights	Adjustments		Rights
Revenue	$7,251,166	$2,855,255	$—	$—		$10,106,421			$10,106,421
Cost of revenue	(5,124,293)	(2,017,534)	—			(7,141,827)			(7,141,827)
Gross profit	2,126,873	837,721	—			2,964,594			2,964,594
Selling, general and
administrative expenses	(600,851)	(279,715)	—			(880,566)			(880,566)
Depreciation	(156,944)	(101,670)	—			(258,614)			(258,614)
Operating income	1,369,078	456,336	—			1,825,414			1,825,414
Legal and formation,
travel and other start up costs	—	—	(384,528)			(384,528)			(384,528)
Interest expense	(352,642)	(331,287)	(841,600)	18,710	(i)	(1,329,707)			(1,329,707)
				177,112	(j)
Interest income	35,598	25,933	1,298,063	(234,726	)(k)	1,124,868	(250,985	)(k)	873,883
Other Income	7,255	2,661,125	—			2,668,380			2,668,380
Income before income taxes	1,059,289	2,812,107	71,935			3,904,427			3,653,442
Provision for income taxes, net	(327,211)	(83,227)	(24,604)	13,306	(l)	(421,736)	85,845	(l)	(335,891)
Income after income taxes	732,078	2,728,880	47,331			3,482,691			3,317,551
Provision for Dividend on
Preference Stock and its Tax	—	(78,340)	—			(78,340)			(78,340)
Minority Interest				(880,493	)(p)	(880,493)			(880,493)
Net Income	$732,078	$2,650,540	$47,331			$2,523,858			$2,358,718
Net income per share: basic			$0.00			$0.18			$0.20
Net income per share: diluted			$0.00			$0.15			$0.16
Weighted average number of
shares – basic			13,974,500		(c)	13,974,500		(c)	11,714,730
Weighted average number of
shares – diluted			13,974,500		(c)	16,786,623		(c)	14,526,853

See Notes to unaudited Pro Forma Condensed Statement of Operations

NOTES TO UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For the Periods Ended September 30, 2007

     The unaudited pro forma condensed statement of operations for the six months ended September 30, 2007 combines the unaudited condensed statements of operations of Sricon for the six months ended September 30, 2007, the unaudited condensed statement of operations of TBL for the six months ended September 30, 2007 and the unaudited condensed statement of operations of IGC for the six months ended September 30, 2007, assuming that the Acquisition occurred at the beginning of the periods presented. The historical statements of operations of Sricon, TBL and IGC for the six months ended September 30, 2007 have been derived from the companies’ unaudited statements of operations for such period.

     Descriptions of the adjustments included in the unaudited pro forma condensed statements of operations are as follows:

(i)	The amount reflects a decrease in the amount of IGC’s interest expense arising from the retirement of the Founding Stockholder’s notes.

(j)	Reflects the reduction of deferred trust interest because of the redemption of common stock.

(k)

(i)	Assuming No Exercise of Redemption Rights

Reflects a reduction of IGC’s interest income due to the payment of cash to the Promoters and shareholders of Sricon and TBL in connection with the Acquisition and retirement of Founding Stockholder notes, payment of the note payable to Oliveira Capital LLC, acquisition costs and the deferred compensation paid to the underwriters arising from the IPO. The estimate of reduction in interest income is based on the combined entity having approximately $12,132,054 less in cash and cash equivalents, at an average rate of return consistent with that earned by IGC, of approximately 1.93% for the six months ended September 30, 2007.

(ii)	Assuming No Exercise of Redemption Rights

Reflects a reduction of IGC’s interest income due to the payment of cash to the Promoters and shareholders of Sricon and TBL in connection with the Acquisition and retirement of Founding Stockholder notes, payment of the note payable to Oliveira Capital LLC, acquisition costs and the deferred compensation paid to the underwriters arising from the IPO, payment of common stock subject to possible conversion and deferred trust interest. The estimate of reduction in interest income is based on the combined entity having approximately $25,104,477 less in cash and cash equivalents, at an average rate of return consistent with that earned by IGC, of approximately 1.93% for the six months ended September 30, 2007.

(l)	This amount reflects the adjustment to the provision (benefit) for income taxes as a result of net operating losses generated for Federal and State income tax purposes on a combined basis.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2007

										Consolidated
							Consolidated			Assuming
							Assuming No			Maximum
							Exercise of			Exercise of
				Pro Forma			Redemption	Pro Forma		Redemption
	Sricon	TBL	IGC	Adjustments			Rights	Adjustments		Rights
Revenue	$10,604,093	$4,318,000	$—	$			$14,922,093			$14,922,093
Cost of revenue	(8,100,559)	(2,656,000)	—				(10,756,559)			(10,756,559)

Gross profit	2,503,534	1,662,000	—				4,165,534			4,165,534
Selling, general and
administrative
expenses	(1,114,548)	(458,000)	—				(1,572,548)			(1,572,548)
Depreciation	(243,309)	(207,000)	—				(450,309)			(450,309)
Operating income	1,145,677	997,000	—				2,142,677			2,142,677
Legal and formation, travel
and other start up costs	—	—	(765,047)				(765,047)			(765,047)
Interest expense	(532,717)	(1,144,000)	(103,916)		41,200	(m)	(1,706,907)			(1,706,907)
					32,526	(n)
Interest income	65,874	16,000	3,171,818		(591,043	)(o)	2,662,649	(591,043	)(o)	2,048,704
Other Income	99,945	532,000	—				631,945			631,945
Income before
income taxes	778,779	401,000	2,302,855				2,965,317			2,351,372
Provision for income
taxes, net	(368,485)	135,000	(784,858)		176,312	(b)	(842,031)	176,312	(b)	(632,787)
Minority Interest					(275,089	)(p)	(275,089)			(275,089)
Net Income	$410,294	$536,000	$1,517,997				$1,848,197			$1,443,496
Net income per share:
basic			$0.11				$0.13			$0.12
Net income per share:
diluted			$0.11				$0.11			$0.10
Weighted average number of
shares-basic			13,974,500			(c)	13,974,500		(c)	11,714,730
Weighted average number of
shares-diluted			13,974,500			(c)	16,946,525		(c)	14,686,755

See Notes to unaudited Pro Forma Condensed Statement of Operations

NOTES TO UNAUDITED PRO FORMA CONDENSED
STATEMENTS OF OPERATIONS
For The Year Ended March 31, 2007

     The unaudited pro forma condensed statement of operations for the year ended March 31, 2007 combines the audited statements of operations of Sricon for the fiscal year ended March 31, 2007, the audited statement of operations of TBL for the fiscal year ended March 31, 2007 and the audited statement of operations of IGC for the fiscal year ended March 31, 2007, assuming that the Acquisition occurred at the beginning of the periods presented. The historical statements of operations of Sricon, TBL and IGC the fiscal year ended March 31, 2007 have been derived from the companies’ audited statements of operations for such period.

     Descriptions of the adjustments included in the unaudited pro forma condensed statements of operations are as follows:

(m)	The amount reflects a decrease in the amount of IGC’s interest expense arising from the early retirement of the Founding Stockholder’s notes.

(n)	Reflects the reduction of deferred trust interest because of the redemption of common stock.

(o)

(i)	Assuming No Exercise of Redemption Rights

Reflects a reduction of IGC’s interest income due to the payment of cash to the Promoters and shareholders of Sricon and TBL in connection with the Acquisition, retirement of Founding Stockholder notes, early repayment of notes payable to Oliveira Capital LLC, acquisition costs and the deferred compensation paid to the underwriters arising from the IPO, payment of common stock subject to possible conversion and deferred trust interest. The estimate of reduction in interest income is based on the combined entity having approximately $12,318,014 less in cash and cash equivalents, at an average rate of return consistent with that earned by IGC, of approximately 4.80% for the fiscal year ended March 31, 2007.

(ii)	Assuming Maximum Exercise of Redemption Rights

Reflects a reduction of IGC’s interest income due to the payment of cash to the Promoters and shareholders of Sricon and TBL in connection with the Acquisition, retirement of Founding Stockholder notes, early repayment of notes payable to Oliveira Capital LLC, acquisition costs and the deferred compensation paid to the underwriters arising from the IPO. The estimate of reduction in interest income is based on the combined entity having approximately $25,113,325 less in cash and cash equivalents, at an average rate of return consistent with that earned by IGC, of approximately 4.80% for the fiscal year ended March 31, 2007.

(p)	Represents the minority interest of the Promoters of Sricon and TBL.

DIRECTORS AND MANAGEMENT FOLLOWING THE ACQUISITION

     The board of directors, executive officers, advisors and key employees of IGC, Sricon and TBL are as follows:

DIRECTORS, EXECUTIVE OFFICERS AND SPECIAL ADVISORS OF IGC

     Following the Acquisition our directors, executive officers and special advisors will be as follows:

Name	Age	Position
Dr. Ranga Krishna	43	Chairman of the Board
Ram Mukunda	49	Chief Executive Officer, President and Director
John Selvaraj	63	Treasurer
Sudhakar Shenoy	60	Director
Richard Prins	50	Director
Suhail Nathani	42	Director
Larry Pressler	65	Special Advisor
Howard Gutman	50	Special Advisor

Name	Age	Position
P.G. Kakodkar	71	Special Advisor
Shakti Sinha	50	Special Advisor
Dr. Prabuddha Ganguli	58	Special Advisor
Dr. Anil K. Gupta	58	Special Advisor

     Following the Acquisition, Sricon’s directors and executive officers will be as follows:

Name	Age	Position
Ravindralal Srivastava	54	Chairman and Managing Director
Abhay Wakhare	37	GM Finance and Accounting
Richard Prins	50	Director
Ram Mukunda	49	Director

     Following the Acquisition, TBL’s directors and executive officers will be as follows:

Name	Age	Position
V. C. Antony	76	Chairman of the Board
Jortin Antony	40	Managing Director
M. Santhosh Kumar	41	Manager Finance and Accounting
Richard Prins	50	Director
Ram Mukunda	49	Director

     Ranga Krishna, has served as our Chairman of the Board since December 15, 2005. Dr. Krishna previously served as a Director from May 25, 2005 to December 15, 2005 and as our Special Advisor from April 29, 2005 through June 29, 2005. In 1998 he founded Rising Sun Holding, LLC, a $120 million construction and land banking company. In September 1999, he co-founded Fastscribe, Inc., an Internet-based medical and legal transcription company with its operations in India and over 200 employees. He has served as a director of Fastscribe since September 1999. He is currently the Managing Partner. In February 2003, Dr. Krishna founded International Pharma Trials, Inc., a company with operations in India and over 150 employees, which assists U.S. pharmaceutical companies performing Phase II clinical trials in India. He is currently the Chairman and CEO of that company. In April 2004, Dr. Krishna founded Global Medical Staffing Solutions, Inc., a company that recruits nurses and other medical professionals from India and places them in U.S. hospitals. Dr. Krishna is currently serving as the Chairman and CEO of that company. Dr. Krishna is a member of several organizations, including the American Academy of Neurology and the Medical Society of the State of New York. He is also a member of the Medical Arbitration panel for the New York State Worker’s Compensation Board. Dr. Krishna was trained at New York’s Mount Sinai Medical Center (1991-1994) and New York University (1994-1996).

     Ram Mukunda has served as our Chief Executive Officer, President and a Director since our inception on April 29, 2005 and was Chairman of the Board from April 29, 2005 through December 15, 2005. Since September 2004 Mr. Mukunda has served as Chief Executive Officer of Integrated Global Networks, LLC, a communications contractor in the U.S. Government space. From January 1990 to May 2004, Mr. Mukunda served as Founder, Chairman and Chief Executive Officer of Startec Global Communications, an international telecommunications carrier focused on providing voice over Internet protocol (VOIP) services to the emerging economies. Startec was among the first carriers to have a direct operating agreement with India for the provision of telecom services. Mr. Mukunda was responsible for the organization and structuring of the acquisition of a number of companies by Startec, for strategic investments in companies with India-based operations or which provided services to India-based companies and for integrating the acquired companies with Startec. Under Mr. Mukunda’s tenure at Startec, the company made an initial public offering of its equity securities in 1997 and conducted a public high-yield debt offering in 1998. Mr. Mukunda further was responsible for the restructuring of Startec after the company filed for protection under Chapter 11 in December 2001. Startec emerged from Chapter 11 in 2004. Ferris, Baker Watts, Incorporated, the representative of the underwriters for the IPO, acted as the managing underwriter in connection with the initial public offering of Startec in 1997, and one of its executives is also a member of our board of directors.

     From June 1987 to January 1990, Mr. Mukunda served as Strategic Planning Advisor at INTELSAT, a provider of satellite capacity. Mr. Mukunda serves on the Board of Visitors at the University of Maryland, School of Engineering. From 2001-2003, he was a Council Member at Harvard’s Kennedy School of Government’ Belfer Center of Science and International Affairs. Mr. Mukunda is the recipient of several awards, including the University of Maryland’s 2001 Distinguished Engineering Alumnus Award and the 1998 Ernst & Young, LLP’s Entrepreneur of the Year Award. He holds B.S. degrees in electrical engineering and mathematics and a MS in Engineering from the University of Maryland.

     John B. Selvaraj has served as our Treasurer since November 27, 2006. From November 15, 1997 to August 10, 2007, Mr. Selvaraj served in various capacities with Startec, Inc., including from January 2001 to April 2006 as Vice President of Finance and Accounting, where he was responsible for SEC reporting and international subsidiary consolidation. Prior to joining Startec, from July 1984 to December 1994, Mr. Selvaraj served as the Chief Financial and Administration Officer for the US office of the European Union. In 1969, Mr. Selvaraj received a BBA in Accounting from Spicer Memorial College India, and an Executive MBA, in 1993, from Averette University, Virginia. Mr. Selvaraj is a Charted Accountant (CA, 1971).

     Sudhakar Shenoy, has served as our Director since May 25, 2005. Since January 1981, Mr. Shenoy has been the Founder, Chairman and CEO of Information Management Consulting, Inc., a business solutions and technology provider to the government, business, health and life science sectors. Mr. Shenoy is a member of the Non Resident Indian Advisory Group that advises the Prime Minister of India on strategies for attracting foreign direct investment. Mr. Shenoy was selected for the United States Presidential Trade and Development Mission to India in 1995. From 2002 to June 2005 he served as the chairman of the Northern Virginia Technology Council. In 1970, Mr. Shenoy received a B. Tech (Hons.) in electrical engineering from the Indian Institute of Technology. In 1971 and 1973, he received an M.S. in electrical engineering and an M.B.A. from the University of Connecticut Schools of Engineering and Business Administration, respectively.

     Richard Prins, has served as our Director since May 2007. Since March 1996, he has been the Director of Investment Banking at Ferris, Baker Watts, Incorporated (FBW was the lead underwriter for our IPO). Prior to Ferris, Baker Watts, from July 1988 to March 1996, Mr. Prins was Senior Vice President and Managing Director for the Investment Banking Division of Crestar Financial Corporation (SunTrust Banks). From 1993 to 1998, he was with the leveraged buy out firm of Tuscarora Corporation. Since February 2003, he has been on the board of Amphastar Pharma and since April 2006 he has been on the board of Advancing Native Missions, a non-profit. Mr. Prins holds a B.A. degree from Colgate University (1980), and an M.B.A. from Oral Roberts University (1983).

     Suhail Nathani, has served as our Director since May 25, 2005. Since September 2001, he has served as a partner at the Economics Laws Practice in India, which he co-founded. The 25-person firm focuses on consulting, general corporate law, tax regulations, foreign investments and issues relating to the World Trade Organization (WTO). From December 1998 to September 2001, Mr. Nathani was the Proprietor of the Strategic Law Group, also in India, where he practiced telecommunications law, general litigation and licensing. Mr. Nathani earned a LLM in 1991 from Duke University School of Law. In 1990 Mr. Nathani graduated from Cambridge University with a MA (Hons) in Law. In 1987 he graduated from Sydenham College of Commerce and Economics, Bombay, India.

Sricon Management

     Rabindralal B. Srivastava is Founder and Chairman of Sricon. In 1974, he started his career at Larsen and Toubro (L&T), one of India’s premier engineering and construction companies. He subsequently, in 1994 as Vijay Engineering, became a civil engineering sub-contractor to L&T. He worked as a sub-contractor for L&T in Haldia, West Bengal and Tuticorin in South India among others. Under his leadership, Vijay Engineering expanded to include civil engineering and construction of power plants, water treatment plants, steel mills, sugar plants and mining. In 1996, Mr. Srivastava founded Srivastava Construction Limited, which in 2004 changed its name to Sricon Infrastructure to address the larger infrastructure needs in India like highway construction. He merged Vijay Engineering and Sricon in 2004. Mr. Srivastava graduated with a BSc. from Banaras University in 1974. Mr. Srivastava founded Hi-tech Pro-Oil Complex in 1996. The company is involved in the extraction of soy bean oil. He founded Aurobindo Laminations Limited in 2003. The company manufactures laminated particleboards.

     Abhay Wakhare has been the General Manager of Finance and Accounting of Sricon since 2004, where he is responsible for finance, accounting, human resources, and is the corporate secretary of the company. Mr. Wakhare has broad experience having worked in several industries. From 2002-2004, he was the General Manager Finance, for the ammunitions manufacturing division of the Eros Group of companies. From 1999-2002, he was an entrepreneur having founded a perfume company. From 1996-1999, he was the chief executive officer of Disani Agro Limited, a $50m pesticide and herbicide manufacturer. From 1994-1996, he was the Assistant General Manager Finance, at Hindustan Lever. Mr. Wakhare’s education and qualifications are as follows: BCom (Bachelor of Commerce), 1990, M.Com, 1992, Nagpur University. IICA, 1993 (Indian Institute of Cost Accountants). CFA, 1993 (Chartered Financial Analyst). LLB 1993, (Bachelor of Law), Pune University. MBA, 1994, Symbosis Institute of Management, Pune (ranked as the 4th best business school in India in 2007, according to a survey conducted by Indian Institute of Management, Ahemdabad ) LLM, 1996, (Masters in Law), Osmaniya University. M.Sc. Finance, 1997, Business School of Hyderabad.

TBL Management

     V.C Antony is Chairman of TBL. Mr. Antony brings over 50 years of experience in the construction of highways, bridges, dams, railroads and offshore platforms. In 1976, he became Founder, Chairman and Managing Director of Bhagheeratha Engineering. In 1990, he took it public on the Bombay Stock Exchange. Under his leadership Bhagheeratha grew to be one of the 10 largest construction companies in India. He expanded Bhagheeratha into the Middle East specifically Iraq, UAE, Qatar and Yemen. Mr. Antony retired as the Managing Director in 1997. Mr. Antony became the South Zone Chairman of the Confederation of Indian Industry (CII) in 1991. He is currently on the board of the Lakeshore Hospital and Research Centre.

     Jortin Antony is the son of V.C. Antony. He has been the Managing Director of TBL since 2000. Prior to that, he held various positions at Bhagheeratha starting as a management trainee in 1991. From 1997 to 2000, he was the Director of Projects at Bhagheeratha. In 2003, Mr. Jortin Antony was awarded the Young Entrepreneur Award from the Rashtra Deepika. He graduated with a B.Eng, in 1991, from Bangalore Institute of Technology, University of Bangalore.

     M Santhosh Kumar, has been with TBL since 1991. Since 2002 he has been the Deputy Manager (Finance and Accounting). From 2000 to 2002, he was the Marketing Executive for Techni Soft (India) Limited, a subsidiary of Techni Bharathi Limited. From 1991 to 2000, he held various positions at TBL in the Finance and Accounting department. From 1986 to 1991, he worked as an accountant in the Chartered Account firm of Balan and Company. In 1986 Mr. Santhosh Kumar graduated with a BA in Commerce from, Gandhi University, Kerala, India.

Special Advisors

     Senator Larry Pressler has served as our Special Advisor since February 3, 2006. Since leaving the U.S. Senate in 1997, Mr. Pressler has been a combination of businessman, lawyer, corporate board director and lecturer at universities. From March 2002 to present he has been a partner in the New York firm Brock Law Partners. Prior to that, March 1997 to March 2002, he was a law partner with O’Connor & Hannan.

     From 1979 to 1997, Mr. Pressler served as a member of the United States Senate. He served as the Chairman of the Senate Commerce Committee on Science and Transportation, and the Chairman of the Subcommittee on Telecommunications (1994 to 1997). From 1995 to 1997, he served as a Member of the Committee on Finance and from 1981 to 1995 on the Committee on Foreign Relations. From 1975 to 1979, Mr. Pressler served as a member of the United States House of Representatives. Among other bills, Senator Pressler authored the Telecommunications Act of 1996. As a member of the Senate Foreign Relations Committee, he authored the “Pressler Amendment,” which became the parity for nuclear weapons in Asia from 1980 to 1996.

     In 2000, Senator Pressler accompanied President Clinton on a visit to India. He is a frequent traveler to India where he lectures at universities and business forums. He is a member of several boards of Indian and US companies including the board of directors for Infosys Technologies, Inc. (INFY). He serves on the board of directors for The Philadelphia Stock Exchange and Flight Safety Technologies, Inc. (FLST). From 2002 to 2005 he served on the board of advisors at Chrys Capital, a fund focused on investments in India. He was on the board of directors of Spectramind from its inception in 1999 until its sale to WIPRO, Ltd (WIT) in 2003.

     In 1971, Mr. Pressler earned a Juris Doctor from Harvard Law School and a Masters in Public Administration from the Kennedy School of Government at Harvard. From 1964 to 1965 he was a Rhodes Scholar at Oxford University, England where he earned a diploma in public administration. Mr. Pressler is a Vietnam war veteran having served in the U.S. Army in Vietnam in 1967-68. He is an active member of the Veterans of Foreign Wars Association.

     Howard Gutman has served as our Special Advisor since April 5, 2007. Although he is not serving as an attorney for the Company, Mr. Gutman has been a lawyer in Washington D.C. for twenty-five years. Mr. Gutman rejoined Williams & Connolly in October 1986 and became a partner in 1988. He remains a partner at the firm today (although the firm has no role with the Company), where he is a business litigator.

     From May 1985 to October 1986, he was Special Assistant to the Director William H. Webster of the Federal Bureau of Investigation. From October 1982 to May 1985, Mr. Gutman was an associate at the law firm of Williams & Connolly. Mr. Gutman has been active in Democratic politics for 20 years having served as an advisor to candidates for President, Governor, and Congress. He assisted the Gore campaign in Florida in 2000. Mr. Gutman, since 1983, has been an Associate Editor of Litigation Magazine and an active participant in the ABA’s Litigation Section. He has also appeared on several episodes of the HBO series “K Street.” Mr. Gutman was graduated from Columbia University with a B.A. Summa Cum Laude in 1977 and from the Harvard Law School, Magna Cum Laude in 1980. From September 1980-September 1981, he served as a Law Clerk to The Honorable Irving L. Goldberg of the United States Court of Appeals for the Fifth Circuit. From September 1981-September 1982, Mr. Gutman served as Law Clerk to The Honorable Potter Stewart,(retd), United States Supreme Court.

     P. G. Kakodkar has served as our Special Advisor since February 3, 2006. Mr. Kakodkar serves on the boards of several Indian companies, many of which are public in India. Since January of 2005 he has been a member of the board of directors of State Bank of India (SBI) Fund Management, Private Ltd., which runs one of the largest mutual funds in India. Mr. Kakodkar’s career spans 40 years at the State Bank of India. He served as its Chairman from October 1995 to March 1997. Prior to his Chairmanship, he was the Managing Director of State Bank of India (SBI) Fund Management Private Ltd., which operates the SBI Mutual Fund.

     Some of Mr. Kakodkar’s board memberships are: Since July 2005, he has served on the board of directors of the Multi Commodity Exchange of India. Since April 2000, he has been on the board of Mastek, Ltd, an Indian software house specializing in client server applications. In June 2001, he joined the board of Centrum Capital Ltd, a financial services company. Since March 2000, he has been on the board of Sesa Goa Ltd., the second largest mining company in India. In April 2000, he joined the board at Uttam Galva Steel and in April 1999 he joined the board of Goa Carbon Ltd a manufacturer-exporter of petcoke. Mr. Kakodkar received a BA from Karnataka University and an MA from Bombay University, in economics, in 1954 and 1956, respectively. Mr. Kakodkar currently is an advisor to Societe Generale, India, which is an affiliate of SG Americas Securities, LLC, one of the underwriters of the IPO.

     Shakti Sinha, has served as our Special Advisor since May 25, 2005. Since July 2004, Mr. Sinha has been working as a Visiting Senior Fellow, on economic development, with the Government of Bihar, India. From January 2000 to June 2004, he was a Senior Advisor to the Executive Director on the Board of the World Bank. From March 1998 to November 1999, he was the Private Secretary to the Prime Minister of India. He was also the Chief of the Office of the Prime Minister. Prior to that he has held high level positions in the Government of India, including from January 1998 to March 1998 as a Board Member responsible for Administration in the Electricity Utility Board of Delhi. From January 1996 to January 1998, he was the Secretary to the Leader of the Opposition in the lower house of the Indian Parliament. From December 1995 to May 1996, he was a Director in the Ministry of Commerce. In 2002, Mr. Sinha earned a M.S. in International Commerce and Policy from the George Mason University, USA. In 1978 he earned a M.A. in History from the University of Delhi and in 1976 he earned a BA (Honors) in Economics from the University of Delhi.

     Prabuddha Ganguli has served as our Special Advisor since May 25, 2005. Since September 1996, Dr. Ganguli has been the CEO of Vision-IPR. The company offers management consulting on the protection of intellectual property rights. His clients include companies in the pharmaceutical, chemical and engineering industries. He is an adjunct professor of intellectual property rights at the Indian Institute of Technology, Bombay. Prior to 1996, from August 1991 to August 1996, he was the Head of Information Services and Patents at the Hindustan Lever Research Center. In 1986, he was elected as a fellow to the Maharashtra Academy of Sciences. In 1966, he received the National Science Talent Scholarship (NSTS). In 1977, he was awarded the Alexander von Humboldt Foundation Fellow (Germany). He is Honorary Scientific Consultant to the Principal Scientific Adviser to the Government of India. He is a Member of the National Expert Group on Issues linked to Access to Biological materials vis-à-vis TRIPS and CBD Agreements constituted by the Indian Ministry of Commerce and Industry. He is also a Member of the Editorial Board of the intellectual property rights journal “World Patent Information” published by Elsevier Science Limited, UK. He is a Consultant to the World Intellectual Property Organization (WIPO), Geneva in intellectual property rights capability building training programs in various parts of the world. In 1976, Dr. Ganguli received a PhD from the Tata Institute of Fundamental Research, Bombay in chemical physics. In 1971 he received a M.Sc. in Chemistry from the Indian Institute of Technology (Kanpur) and in 1969 he earned a BS from the Institute of Science (Bombay University).

     Anil K. Gupta has served as our Special Advisor since May 25, 2005. Dr. Gupta has been Professor of Strategy and Organization at the University of Maryland since 1986. He has been Chair of the Management & Organization Department, Ralph J. Tyser Professor of Strategy and Organization, and Research Director of the Dingman Center for Entrepreneurship at the Robert H. Smith School of Business, The University of Maryland at College Park, since July 2003. Dr. Gupta earned a Bachelor of Technology from the Indian Institute of Technology in 1970, an MBA from the Indian Institute of Management in 1972, and a Doctor of Business Administration from the Harvard Business School in 1980. Dr. Gupta has served on the board of directors of NeoMagic Corporation (NMGC) since October 2000 and has previously served as a director of Omega Worldwide (OWWP) from October 1899 through August 2003 and Vitalink Pharmacy Services (VTK) from July 1992 through July 1999.

BOARD OF DIRECTORS

     Our board of directors is divided into three classes (Class A, Class B and Class C) with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class A directors, consisting of Mr. Nathani and Mr. Shenoy, will expire at our first annual meeting of stockholders. They are being nominated for election at this special meeting as provided in the Nomination Proposal. The term of office of the Class B directors, consisting of Mr. Prins and Dr. Krishna, will expire at the second annual meeting of stockholders. The term of office of the Class C director, consisting of Mr. Mukunda, will expire at the third annual meeting of stockholders. These individuals have played a key role in identifying and evaluating prospective acquisition candidates, selecting the target businesses, and structuring, negotiating and consummating the acquisition. The American Stock Exchange, where we are listed, has rules mandating that the majority of the board be independent. Our board of directors will consult with counsel to ensure that the boards of directors’ determinations are consistent with those rules and all relevant securities laws and regulations regarding the independence of directors. The Amex listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Consistent with these standards, the board of directors has determined that Messrs. Krishna, Shenoy and Nathani are independent directors.

COMMITTEE OF THE BOARD OF DIRECTORS

     Our Board of Directors has established an Audit Committee currently composed of two independent directors who report to the Board of Directors. Messrs. Krishna and Shenoy, each of whom is an independent director under the American Stock Exchange’s listing standards, serve as members of our Audit Committee. In addition, we have determined that Mr. Shenoy is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-B of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for meeting with our independent accountants regarding, among other issues, audits and adequacy of our accounting and control systems. We intend to locate and appoint at least one additional independent director to our Audit Committee to increase the size of the Audit Committee to three members.

     The Audit Committee will monitor our compliance on a quarterly basis with the terms of our initial pubic offering. If any noncompliance is identified, then the Audit Committee is charged with the responsibility to take immediately all action necessary to rectify such noncompliance or otherwise cause compliance with our initial pubic offering. The Board currently does not have a compensation committee or nominating and corporate governance committee.

AUDIT COMMITTEE FINANCIAL EXPERT

     The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the American Stock Exchange listing standards. The American Stock Exchange listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

     In addition, we must certify to the American Stock Exchange that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that Mr. Shenoy satisfies the American Stock Exchange’s definition of financial sophistication and qualifies as an “audit committee financial expert,” as defined under rules and regulations of the Securities and Exchange Commission.

COMPENSATION COMMITTEE

     Upon the completion of the Acquisition, we intend to establish a compensation committee composed entirely of independent directors. The compensation committee’s purpose will be to review and approve compensation paid to our officers and directors and to administer the Stock Plan, if approved by our stockholders.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     Upon the completion of the Acquisition, we intend to establish a nominating and corporate governance committee. The primary purpose of the nominating and corporate governance committee will be to identify individuals qualified to become directors, recommend to the board of directors the candidates for election by stockholders or appointment by the board of directors to fill a vacancy, recommend to the board of directors the composition and chairs of board of directors committees, develop and recommend to the board of directors guidelines for effective corporate governance, and lead an annual review of the performance of the board of directors and each of its committees.

     We do not have any formal process for stockholders to nominate a director for election to our board of directors. Currently, the entire board of directors decides on nominees, on the recommendation of one or more members of the board of directors. Any stockholder wishing to recommend an individual to be considered by our board of directors as a nominee for election as a director should send a signed letter of recommendation to the following address: India Globalization Capital, Inc. c/o Corporate Secretary, 4336 Montgomery Avenue, Bethesda, MD 20817. Recommendation letters must state the reasons for the recommendation and contain the full name and address of each proposed nominee as well as a brief biographical history setting forth past and present directorships, employments, occupations and civic activities. Any such recommendation should be accompanied by a written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, consenting to serve as a director. We may also require a candidate to furnish additional information regarding his or her eligibility and qualifications. The board of directors does not intend to evaluate candidates proposed by stockholders differently than it evaluates candidates that are suggested by our board members, execution officers or other sources.

CODE OF CONDUCT AND ETHICS

     We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and the rules of the American Stock Exchange. We have filed the code of conduct and ethics as Exhibit 99.1 to our Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on March 2, 2006.

BOARD MEETINGS

     During the fiscal year ended March 31, 2007, our board of directors held three meetings. Although we do not have any formal policy regarding director attendance at our annual meetings, we will attempt to schedule our annual meetings so that all of our directors can attend. During the fiscal year ended March 31, 2007, all of our directors attended 100% of the meetings of the board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of their ownership of shares with the Securities and Exchange Commission ). Such executive officers, directors and stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon review of the copies of such reports received by us, our senior management believes that all reports required to be filed under Section 16(a) for the fiscal year ended March 31, 2007 were filed in a timely manner.

DIRECTOR COMPENSATION

     Our directors do not currently receive any cash compensation for their service as members of the board of directors. As described under the heading “Certain Relationships and Related Transactions,” below, we pay certain fees to Integrated Global Networks, LLC, an affiliate of Mr. Mukunda.

     Upon completion of the Acquisition, the current and newly elected non-employee directors will receive varying levels of compensation for their services as directors based on their eligibility to be members of our audit and compensation committees. We anticipate determining director compensation in accordance with industry practice and standards

EXECUTIVE COMPENSATION

     Other than payments made to Integrated Global Networks, LLC, an affiliate of Mr. Mukunda, our Chief Executive Officer and President, and SJS Associates, an affiliate of Mr. Selvaraj, our Treasurer, no executive officer or any affiliate of an executive officer received any cash compensation for services rendered during the fiscal year ended March 31, 2007. See “-Conflicts of Interest.”

     As of our fiscal year ended March 31, 2007, other than the $4,000 per month fee paid to Integrated Global Networks, LLC and the $5,000 per month fee paid to SJS Associates, no compensation of any kind, including finder’s and consulting fees, was paid to any of our existing stockholders or affiliates, including our officers, directors and special advisors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. If none of our directors are deemed “independent,” we will not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement.

     Prior to the formation of a compensation committee, a majority of independent directors shall determine, or recommend to the full Board for determination, the compensation to be paid to our executive officers.

     Upon the completion of the Acquisition, we expect to enter into an employment agreement with Ram Mukunda, terms of which have not been decided.

COMPENSATION FOR EXECUTIVE OFFICERS OF SRICON

     The annual executive compensation for the Chairman and Managing Director of Sricon is set out below. The USD amounts are shown at a conversion rate of INR 40 to USD 1.

Summary Compensation of Executive of Sricon

	FY 2005		FY 2006		FY 2007
Mr. R Srivastava	INR	600,000	INR	600,000	INR	600,000
	USD	15,000	USD	15,000	USD	15,000

COMPENSATION FOR EXECUTIVE OFFICERS OF TBL

     The annual executive compensation for the Managing Director of TBL is set out below. The USD amounts are shown at a conversion rate of INR 40 to USD 1.

Summary Compensation of Executive of TBL

	FY 2005		FY 2006		FY 2007
Mr. Jortin Antony	INR	480,000	INR	480,000	INR	480,000
	USD	12,000	USD	12,000	USD	12,000

EMPLOYMENT AGREEMENTS

Ram Mukunda

  Upon the completion of the Acquisition, we expect to enter into an employment agreement with Ram Mukunda, the terms of which have not been completely decided, pursuant to which Mr. Mukunda will serve as our Executive Chairman, Chief Executive Officer and President. We expect that the agreement will provide for compensation commensurate with industry practice and standards, standard confidentiality and noncompetition provisions and a requirement that Mr. Mukunda devote his best efforts and as much time as is required to execute his responsibilities and duties under the agreement to us. We anticipate that the Agreement will be terminable by us at any time either with or without cause.

     As more fully described in “The Acquisition Agreements – Acquisition of Shares of Sricon Infrastructure Private Limited – Sricon Stockholders Agreement – Earn Out,” in partial consideration for the equity shares in Sricon being purchased by IGC, pursuant to the terms of the Sricon Stockholders Agreement, the current stockholders of Sricon, including Ravindra Lal Srivastava, who will serve as the Chairman and Managing Director of Sricon following the Acquisition, shall have the right to receive up to an aggregate of 418,431 equity shares of Sricon over a three-year period if Sricon achieves certain profit after tax targets for its 2008-2010 fiscal years.

     As more fully described in “The Acquisition Agreements – Acquisition of Shares of Techni Bharathi Limited – TBL Stockholders Agreement – Earn Out,” in partial consideration for the equity shares in TBL being purchased by IGC, pursuant to the terms of the TBL Stockholders Agreement, Jortin Anthony, who will serve as the Managing Director of TBL following the Acquisition, shall have the right to receive up to an aggregate of 1,204,000 equity shares of TBL over a five-year period if TBL achieves certain profit after tax targets for its 2008-2012 fiscal years.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Through January 25, 2008, the firm of Goldstein Golub Kessler LLP (“GGK”) acted as our principal accountant. On January 25, 2008 we were notified by GGK that their partners had become partners of McGladrey and Pullen, LLP (“McGladrey”), and we engaged McGladrey as our new principal accountant. Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services Inc. (TBS), from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provide non-audit services. Subsequent to September 30, 2005, this relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc. (RSM). GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. Neither representatives of GGK nor representatives of McGladrey will be present at the special meeting. The following is a summary of fees paid to GGK, RSM or McGladrey for services rendered.

	March 31, 2007	March 31, 2006
Audit Fees	$84,725	$80,800
Audit-Related Fees	—	—
Tax Fees (1)	3,837	—
All Other Fees (2)	—	—
Total	$88,562	$80,800

____________________

(1)	Tax Fees relate to tax compliance, tax planning and advice. These services include tax return preparation and advice on state and local tax issues.

(2)	There were no services rendered other than those identified in the above categories.

     The balance sheets of Sricon as of March 31, 2007 and 2006, and the related statements of income, changes in stockholders’ equity and cash flows for the periods ended March 31, 2007, 2006 and 2005, included in this proxy statement, have been audited by Yoganandh & Ram, Chartered Accountants, independent registered public accounting firm, in India, registered with the Public Company Accounting Oversight Board (PCAOB) as set forth in their report appearing elsewhere herein.

     The balance sheets of TBL as of March 31, 2007 and 2006, and the related statements of income, changes in stockholders’ equity and cash flows for the periods ended March 31, 2007, 2006 and 2005, included in this proxy statement, have been audited by Yoganandh & Ram, Chartered Accountants, independent registered public accounting firm, in India, registered with the Public Company Accounting Oversight Board (PCAOB), as set forth in their report appearing elsewhere herein.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders may send communications to our board of directors by mail or courier delivery addressed as follows: India Globalization Capital, Inc., c/o President, 4336 Montgomery Avenue. Bethesda, Maryland, 20814. In general, the President will forward all such communications to the board of directors. However, for communications addressed to a particular member of the board of directors, the President forwards those communications directly to the board member so addressed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PRIOR SHARE ISSUANCES

     On May 5, 2005, we issued 1,750,000 shares for an aggregate consideration of $17,500 in cash, at an average purchase price of approximately $.01 per share, as follows:

Name	Number of Shares (1)	Relationship to Us
Dr. Ranga Krishna	250,000	Chairman of the Board
Ram Mukunda	1,250,000	Chief Executive Officer,
		President and Director
John Cherin	250,000	Chief Financial Officer and
		Director (2)

     On June 20, 2005, we issued 750,000 shares for an aggregate consideration of $7,500 in cash, at a purchase price of approximately $.01 per share, as follows:

Name	Number of Shares(1)(3)(4)	Relationship to Us
Parveen Mukunda(5)	425,000	Secretary
Sudhakar Shenoy	37,500	Director
Suhail Nathani	37,500	Director
Shakti Sinha	12,500	Special Advisor
Dr. Prabuddha Ganguli	12,500	Special Advisor
Dr. Anil K. Gupta	25,000	Special Advisor
____________________

(1)	The share numbers and per share purchase prices in this section reflect the effects of a 1-for-2 reverse split effected September 29, 2005.

(2)	John Cherin resigned as our CFO, Treasurer, and Director on November 27, 2006.

(3)	The shares were issued to our officers, directors and Special Advisors in consideration of services rendered or to be rendered to us.

(4)	On September 7, 2005, one stockholder surrendered to us 62,500 shares, and on February 3, 2006, a stockholder surrendered to us 137,500 shares. These were reissued as set forth below.

(5)	Parveen Mukunda is the wife of Ram Mukunda.

     On February 3, 2006, we reissued the 200,000 shares for an aggregate consideration of $2,000 in cash at a price of approximately $.01 per share as follows:

Name	Number of Shares	Relationship to Us
Dr. Ranga Krishna	100,000	Chairman of the Board
John Cherin	37,500	Chief Financial Officer, Treasurer
		and Director
Larry Pressler	25,000	Special Advisor
P.G. Kakodkar	12,500	Special Advisor
Sudhakar Shenoy	12,500	Director
Suhail Nathani	12,500	Director

     The holders of the majority of these shares will be entitled to make up to two demands that we register these shares pursuant to an agreement to be signed prior to or on the date of this prospectus. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which the lock-up period expires. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to such date. We will bear the expenses incurred in connection with the filing of any such registration statements.

     Mr. Mukunda and certain of our other officers and directors collectively purchased in the aggregate 170,000 units in a private placement immediately prior to the IPO of IGC’s units at a price equal to the offering price of the IPO, $6.00 per unit.

     Dr. Krishna, our Chairman of the Board, has entered into a Note Purchase Agreement with us pursuant to which we have agreed to issue him 446,226 shares of our common stock within 10 days of the consummation of the Acquisition as partial consideration for a $4,300,000 loan made by Dr. Krishna to the Company. These shares shall be entitled to the registration rights described above.

     The stockholders referenced above have agreed to waive their respective rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination, but only with respect to those shares of common stock acquired by them prior to the IPO, and the 170,000 shares included in the units they have purchased in the private placement, therefore, they will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the IPO. In addition, in connection with the vote required for our initial business combination, all of our pre IPO stockholders, including all of our officers, directors and special advisors, have agreed to vote all of the shares of common stock owned by them, including those acquired in the private placement or during or after our IPO, in accordance with the majority of the shares of common stock voted by the public stockholders.

CONFLICTS OF INTEREST

     Investors should be aware of the following potential conflicts of interest:

     IGN, LLC, an affiliate of Mr. Mukunda, had agreed that, commencing on the effective date of the IPO through the acquisition of a target business, it will make available to us office space and certain general and administrative services, as we may require from time to time. We have agreed to pay IGN, LLC $4,000 per month for these services. Mr. Mukunda is the Chief Executive Officer of IGN, LLC. As a result of this affiliation, Mr. Mukunda will benefit from the transaction to the extent of his interest in IGN, LLC. However, this arrangement is solely for our benefit and is not intended to provide Mr. Mukunda with compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Washington, DC metropolitan area, that the fee charged by IGN, LLC is at least as favorable as we could have obtained from an unaffiliated third party. However, as our directors at the time we entered into this agreement may not be deemed “independent,” we did not have the benefit of disinterested directors approving this transaction. At the consummation of the Acquisition, IGC will no longer pay IGN.

     On or around November 27, 2006, we engaged SJS Associates an affiliate of Mr. Selvaraj, which provides the services of Mr. John Selvaraj as our Treasurer. We have agreed to pay SJS Associates $5,000 per month for these services. Mr. Selvaraj is the Chief Executive Officer of SJS Associates. As a result of this affiliation, Mr. Selvaraj will benefit from the transaction to the extent of his interest in SJS Associates.

     In connection with the vote required for any business combination, all of our pre-IPO stockholders (which includes all of our officers, directors and special advisors other than John Selvaraj) have agreed to vote all of their respective shares of common stock, including shares they may acquire in the private placement or during or after the IPO, in accordance with the vote of the public stockholders owning a majority of the shares of our common stock sold in the IPO. Accordingly, they will not be entitled to exercise the conversion rights available to public stockholders who vote against a business combination. In addition, they have agreed to waive their respective rights to participate in any liquidation distribution, but only with respect to those shares of common stock acquired by them prior to the IPO and the 170,000 shares included in the units they have purchased in the private placement.

     Other than the reimbursable out-of-pocket expenses payable to our officers, directors and our special advisor, no compensation or fees of any kind, including finder’s and consulting fees, will be paid to any of our pre-IPO stockholders, officers, directors or special advisors, other than under the general and administrative services arrangement with IGN, LLC and the agreement with SJS Associates, to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

     Our officers, directors and special advisors, collectively, will beneficially own 15.2% of the issued and outstanding shares of our common stock, not including the shares issued to Dr. Krishna pursuant to the Note Purchase Agreement. All of the shares of our common stock outstanding prior to the IPO have been subject to lockup agreements between us, the holders of the shares and Ferris, Baker Watts restricting the sale of such shares until six months after a business combination is successfully completed. During the lock-up period, the holders of the shares will not be able to sell or transfer their shares of common stock except in certain limited circumstances such as to their spouses and children or trusts established for their benefit, but will retain all other rights as our stockholders, including without limitation, the right to vote their shares of common stock. If we are unable to effect a business combination and liquidate, none of our pre-IPO stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the consummation of the IPO.

     Our officers and directors have purchased an aggregate of 170,000 units in a private placement that occurred immediately prior to the IPO. The shares comprising such units may not be sold, assigned or transferred until we consummate a business combination. Such individuals have further agreed to waive their right to any liquidation distributions with respect to such shares in the event we fail to consummate a business combination. These shares are subject to a lock-up on transferability until we complete a business combination. Our pre-IPO stockholders have agreed to waive their respective rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination, but only with respect to those shares of common stock acquired by them prior to the IPO; they will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the IPO.

     If we consummate the Acquisition, Dr. Krishna, our Chairman, will receive 446,226 shares of our common stock within 10 days of the consummation of the Acquisition .. These shares, if issued, will be subject to a lock-up agreements between us and Dr. Krishna restricting the sale of such shares until nine months after such shares have been issued (which would effectively be nine months and ten days after a business combination is successfully completed). During the lock-up period, Dr. Krishna will not be able to sell or transfer these shares of common stock except in certain limited circumstances such as to his spouse and children or trusts established for their benefit, but will retain all other rights as our stockholder, including without limitation, the right to vote his shares of common stock. If we are unable to effect a business combination and liquidate, Dr. Krishna will not receive these shares.

     In addition, in connection with the vote required for our initial business combination, all of our existing pre-IPO stockholders, including John Cherin, all of our officers, directors and our special advisors, have agreed to vote all of the shares of common stock owned by them, including shares they acquired in the private placement or during or after the IPO, in accordance with the majority of the shares of common stock voted by the public stockholders. Accordingly, they will not be entitled to exercise the conversion rights available to public stockholders who vote against a business combination.

     Messrs. Mukunda and Krishna may be deemed to be our “parent,” “founder” and “promoter,” as these terms are defined under the Federal securities laws.

PRICE RANGE OF SECURITIES AND DIVIDENDS

OUR SECURITIES

     Shares of our units, common stock, and warrants are listed on the American Stock Exchange under the symbols IGC.U, IGC and IGC.WT, respectively. Each of our units consists of one share of common stock, and two warrants that entitle the holder to purchase from us one share of common stock at an exercise price of $5.00 commencing on the completion of the Acquisition. The warrants will expire on March 3, 2011 or earlier upon redemption.

     The closing prices per share of our units, common stock and warrants on September 20, 2007, the last trading day before the announcement of the execution of the Stock Subscription Purchase Agreement and the terms of the agreements, were $6.50, $5.75 and $0.51 respectively.

     The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of our common stock, warrants and units as reported on the American Stock Exchange. The quotations listed below reflect inter dealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions.

	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low
2006 Second Quarter (from May 24, 2006)	$5.66	$5.33
2006 Fourth Quarter	$5.88	$5.80	$0.88	$0.80	$7.74	$7.55
2007 First Quarter	$5.84	$5.55	$0.69	$0.67	$6.85	$6.85
2007 Second Quarter	$5.74	$5.69	$0.63	$0.60	$7.19	$6.77
2007 Third Quarter	$5.90	$5.73	$0.63	$0.58	$6.67	$6.67
2007 Fourth Quarter	$5.94	$5.69	$59	$0.34	$6.90	$6.35

     The common stock and warrants began trading on April 13, 2006. Holders of our units, common stock, and warrants should obtain current market quotations for their securities. The market price of our units, common stock, and warrants could vary at any time before the Acquisition.

HOLDERS OF COMMON EQUITY

     As of the record date, there were 13 holders of record of our common stock.

DIVIDENDS

     We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of the Acquisition.

SRICON AND TBL

     There is no established public trading market for the shares of common stock of Sricon or TBL.

DIVIDENDS UPON COMPLETION OF THE ACQUISITION

     Upon completion of the Acquisition of Sricon and TBL, the payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends subsequent to the Acquisition will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

STOCKHOLDER PROPOSALS

     Our management is aware of no other matter that may be brought before the special meeting. Under Maryland law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

     Only one annual report and proxy statement may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the affected stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to Ram Mukunda, our President and CEO, India Globalization Capital, Inc., 4336 Montgomery Avenue, Bethesda, MD 20817. Stockholders sharing an address and currently receiving a single copy may contact Mr. Mukunda as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Mr. Mukunda as described above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

     We file reports, proxy statements and other information with the SEC as required by the Securities Act of 1933. You may read and copy reports, proxy statements and other information filed by us with the SEC at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

     We file our reports, proxy statements and other information electronically with the SEC. You may access information on us at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov. Information and statements contained in this proxy statement, or any exhibit to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement. We have supplied all information contained in this proxy statement relating to us by us, and all such information relating to Sricon, TBL, CWEL, or the wind energy farm have been supplied by Sricon, TBL and CWEL. If you would like additional copies of this proxy statement, or if you have questions about the Acquisition, you should contact:

India Globalization Capital, Inc.
4336 Montgomery Avenue
Bethesda, Maryland 20814
Phone: 301-983-0998

INDIA GLOBALIZATION CAPITAL, INC.
UNAUDITED CONDENSED FINANCIAL STATEMENTS

As of September 30, 2007
For the three months ended September 30, 2007
For the three and six months ended September 30, 2007
For the period of April 29, 2005 (inception) through September 30, 2007

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
CONDENSED BALANCE SHEET

	September 30,	March 31,
	2007	2007
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$258,628	$1,169,422
Investments held in Trust Fund	67,091,690	66,104,275
Interest Receivable - Convertible Debenture	157,479	37,479
Convertible debenture in MBL	3,000,000	3,000,000
Prepaid expenses and other current assets	21,766	74,197
Total Current Assets	70,529,563	70,385,373
Deposit to CWEL	250,000	—
Deferred acquisition costs	252,167	158,739
Deferred tax assets – Federal and State, net of valuation allowance	625,640	142,652
Total Assets	$71,657,370	$70,686,764
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accrued expenses	$458,098	$237,286
Notes payable to stockholders	545,000	870,000
Taxes payable	449,434	296,842
Deferred trust interest	209,638	32,526
Note Payable to Oliveira Capital, LLC	2,491,985	1,794,226
Due to Underwriters	1,769,400	1,769,400
Total current liabilities	5,923,555	5,000,280
Common stock subject to possible conversion, 2,259,770 at conversion value (Note A)	12,762,785	12,762,785
COMMITMENTS AND CONTINGENCY
STOCKHOLDERS’ EQUITY
Preferred stock $.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock — $.0001 par value; 75,000,000 shares authorized; issued and outstanding
13,974,500 (including 2,259,770 shares subject to possible conversion)	1,397	1,397
Additional paid-in capital	51,848,145	51,848,145
Income accumulated during the development stage	1,121,488	1,074,157
Total stockholders’ equity	52,971,030	52,923,699
Total liabilities and stockholders’ equity	$71,657,370	$70,686,764

See notes to unaudited condensed financial statements.

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
UNAUDITED CONDENSED STATEMENT OF INCOME

					April 29, 2005
	Three	Three			(Date of
	Months	Months	Six Months	Six Months	Inception)
	Ended	Ended	Ended	Ended	Through
	September 30	September 30	September 30	September 30	September 30,
	2007	2006	2007	2006	2007
Legal and formation, travel and
other start up costs	$(204,684)	$(157,556)	$(384,528)	$(277,869)	$(1,217,758)
Compensation expense	—	—		—	(535,741)
Interest expense	(381,722)	(9,200)	(841,600)	(17,500)	(951,016)
Interest income	603,145	796,323	1, 298,063	1,580,124	4,680,465
Income before income taxes	16,739	629,567	71,935	1,284,755	1,975,950
Provision for income taxes, net	5,691	214,800	24,604	437,600	854,462
Net income	$11,048	$414,767	$47,331	$847,155	$1,121,488
Net income per share: basic and diluted	$0.00	$0.03	$0.00	$0.06
Weighted average number of shares
outstanding-basic and diluted	13,974,500	13,974,500	13,974,500	13,974,500

See notes to unaudited condensed financial statements.

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY

				Earnings
				(Deficit)
				Accumulated
			Additional	during the	Total
	Common Stock		Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Issuance of common stock to Founders at
$.01 per share (1,750,000 shares on May
5, 2005 and 750,000 shares on June 20,
2005)	2,500,000	$250	$24,750	$—	$25,000
Surrendered shares (on September 7, 2005
and February 5, 2006 of 62,500 and
137,500 respectively)	(200,000)	(20)	20	—	—
Issuance of common stock to Founders at
$.01 per share on February 5, 2006	200,000	20	537,721	—	537,741
Issuance of 170,000 units in a private
placement on March 2, 2006 at $6 per
Unit.	170,000	17	1,019,983	—	1,020,000
Issuance of 11,304,500 units, net of
underwriters’ discount and offering
expenses, on March 8, 2006 at $6 per
Unit, (including 2,259,770 shares subject
to possible conversion) and $100 from
underwriters option	11,304,500	1,130	61,793,456	—	61,794,586
Proceeds subject to possible conversion of
shares	—	—	(12,762,785)	—	(12,762,785)
Net loss for the period	—	—	—	(443,840)	$(443,840)
Balance at March 31, 2006	13,974,500	1,397	50,613,145	(443,840)	50,170,702
Fair value, based upon Black-Scholes
model, of 425,000 warrants issued to
Oliveira Capital, LLC in connection
with $3,000,000 promissory note issued
on February 5, 2007.	—	—	1,235,000	—	1,235,000
Net Income	—	—	—	1,517,997	1,517,997
Balance at March 31,2007	13,974,500	1,397	51,848,145	1,074,157	52,923,699
Unaudited:
Net income for the six months ended
September 30, 2007	—	—	—	47,331	47,331
Balance at September 30, 2007	13,974,500	$1,397	$51,848,145	$1,121,488	$52,971,030

See notes to unaudited condensed financial statements.

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

			April 29, 2005
			(Date of
	Six Months	Six Months	Inception)
	ended	ended	through
	September 30,	September 30,	September 30,
	2007	2006	2007
Cash flows from operating activities:
Net income	$47,331	$847,155	$1,121,488
Adjustment to reconcile net income (loss) to net cash used in operating activities:
Interest earned on Treasury Bills	(1,342,086)	(1,545,132)	(4,643,877)
Non-cash compensation expense	—	—	535,741
Deferred taxes	(482,988)	(`6,400)	(625,640)
Amortization of debt discount on Oliveira debt	697,759	—	726,985
Changes in:
Prepaid expenses and other current assets	52,431	42,656	(21,766)
Interest receivable - convertible debenture	(120,000)	—	(157,479)
Deferred interest liability	177,112	—	209,638
Accrued expenses	245,812	(192,760)	418,098
Taxes payable	152,592	484,000	449,434
Net cash used in operating activities	(572,037)	(410,481)	(1,987,378)
Cash flows from investing activities:
Purchase of treasury bills	(199,725,789)	(393,686,250)	(1,053,495,803)
Maturity of treasury bills	200,079,157	395,112,851	991,048,488
Decrease (increase) in cash held in trust	1,304	172,567	(497)
Purchase of convertible debenture	—	—	(3,000,000)
Deposit to CWEL	(250,000)	—	(250,000)
Payment of deferred acquisition costs	(118,429)	—	(212,168)
Net cash (used in) provided by investing activities	(13,757)	1,599,168	(65,909,980)
Cash flows from financing activities:
Issuance of common stock to Founders	—	—	27,000
Payments of offering costs	—	—	(4,263,114)
Proceeds from notes payable to stockholders	275,000	—	1,145,000
Proceeds from notes payable to stockholders	(600,000)	—	(600,000)
Proceeds from issuance of underwriters option	—	—	100
Gross proceeds from initial public offering	—	—	67,827,000
Proceeds from private placement	—	—	1,020,000
Proceeds from note payable to Oliveira Capital, LLC	—	—	3,000,000
Net cash (used in) provided by financing activities	(325,000)	—	68,155,986
Net (decrease) increase in cash and cash equivalent	(910,794)	1,188,687	258,628
Cash and cash equivalent at the beginning of the period	1,169,422	2,210	—
Cash and cash equivalent at the end of the period	$258,628	$1,190,897	$258,628
Supplemental schedule of non cash financing activities:
Accrual of deferred underwriters’ fees	—	—	$1,769,400
Accrual of deferred acquisition costs	$40,000	$—	$40,000
Supplemental disclosure of cash flow information:	—	—
Issuance of warrants in connection with Oliveira Debt	—	—	$1,235,000

See notes to unaudited condensed financial statements.

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE A — BASIS OF PRESENTATION

     The financial statements at September 30, 2007 and for the three and six months ended September 30, 2007 and 2006, and the period from April 29, 2005 (date of inception) to September 30, 2007 are un-audited and include the accounts of India Globalization Capital, Inc. (a corporation in the development stage) (the “Company”, or “IGC”).

     In the opinion of management, all adjustments (consisting of normal accruals) have been made that are necessary to present fairly the financial position of the Company as of September 30, 2007 and the results of its operation and cash flows for the three and six months ended September 30, 2007 and 2006 and the period from April 29, 2005 (date of inception) to September 30, 2007. Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full year.

     The statements and related notes have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchange Commission applicable to interim financial statements. Accordingly, certain information and footnotes disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations.

     These financial statements should be read in conjunction with the financial statements that were included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007. The March 31, 2007 balance sheet and the statement of stockholders’ equity through March 31, 2007 have been derived from these audited financial statements.

     The Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”) on April 1, 2007. FIN 48 clarifies the criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. In May 2007, the FASB issued Staff Position, FIN 48-1, “ Definition of Settlement in FASB Interpretation No. 48 ” (FSP FIN 48-1) which provides guidance on how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. FSP FIN 48-1 was effective with the initial adoption of FIN 48. The adoption of FIN 48 or FSP FIN 48-1 did not have a material effect on the Company’s financial condition or results of operations.

     Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE B — ORGANIZATION AND BUSINESS OPERATIONS

     The Company was incorporated in Maryland on April 29, 2005. The Company was formed to serve as a vehicle for the acquisition of an operating business in an unspecified industry located in India through a merger, capital stock exchange, asset acquisition or other similar business combination. The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies.

     The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note C) was declared effective March 2, 2006. The Company consummated the Public Offering including the over allotment option on March 8, 2006, and preceding the consummation of the Public Offering on March 2, 2006 certain of the officers and directors of the Company purchased an aggregate of 170,000 units (the “Units”) from the Company in a private placement (the “Private Placement”). The Units sold in the Private Placement were identical to the 11,304,500 Units sold in the Public Offering, but the purchasers in the Private Placement have waived their rights to conversion and receipt of the distribution on liquidation in the event the Company does not complete a business combination (as described below). The Company received net proceeds from the Private Placement and the Public Offering of approximately $62,815,000 (Note C).

     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (together, the “Offering”) although substantially all of the net proceeds of the Offering are intended to be generally applied toward acquiring one or more operating businesses in an unspecified industry located in India (“Business Combination”), which may not constitute a business combination for accounting purposes. Furthermore, there is no assurance that the Company will be able to effect a Business Combination. Upon the closing of the Public Offering, approximately ninety-seven percent (97%) of the gross proceeds of the Public Offering are being held in a trust account (“Trust Fund”) and invested in government securities until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Fund as described below. The remaining proceeds, along with interest earned on the Trust Fund, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that holders of 50% or more of the shares of common stock issued in the Public Offering vote against the Business Combination or the holders of 20% or more of the shares of common stock issued in the Public Offering elect to exercise their conversion rights, the Business Combination will not be consummated. However, the persons who were stockholders prior to the Public Offering (the “Founding Stockholders”) will not participate in any liquidation distribution with respect to any shares of the common stock acquired in connection with or following the Public Offering (Note C).

     Pursuant to the terms of our Public Offering, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied (the “Acquisition Period”), the proceeds held in the Trust Fund will be distributed to the Company’s public stockholders, excluding the Founding Stockholders to the extent of their initial stock holdings. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the warrants contained in the Units offered in the Public Offering discussed in Note C). The Company has satisfied the extension criteria and, therefore, the Acquisition Period expires on March 8, 2008. There is no assurance that the Company will be able to successfully effect a Business Combination during this period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the warrants contained in the Units offered in the Public Offering discussed in Note C).

NOTE C — INITIAL PUBLIC OFFERING

     On March 8, 2006, the Company sold 11,304,500 Units in the Public Offering. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two redeemable common stock purchase warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Public Offering and expiring five years from the effective date of the Public Offering. The Warrants become redeemable, at a price of $6.25 per Warrant, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading-days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given.

     In connection with the Public Offering, the Company paid the underwriters in the Public Offering (collectively, the “Underwriter”) an underwriting discount of approximately 5% of the gross proceeds of the Public Offering ($3,391,350). In addition, a non-accountable expense allowance of 3% of the gross proceeds of the Public Offering, excluding the over-allotment option, is due to the Underwriter, who has agreed to deposit the non-accountable expense allowance ($1,769,400) into the Trust Fund until the earlier of the completion of a Business Combination or the liquidation of the Trust Fund. The Underwriter has further agreed to forfeit any rights to or claims against such proceeds unless the Company successfully completes a Business Combination.

     The Warrants separated from the Units and began to trade on April 13, 2006. After separation, each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of (a) one year from the effective date of the Public Offering or (b) the earlier of the completion of a Business Combination with a target business or the liquidation of the Trust Fund and expiring five years from the date of the Public Offering. The Company has a right to redeem the Warrants, provided the common stock has traded at a closing price of at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company redeems the Warrants, either the holder will have to exercise the Warrants by purchasing the common stock from the Company for $5.00 or the Warrants will expire.

     The Underwriter’s over-allotment option of 1,474,500 Units was exercised, and the 11,304,500 Units sold at the closing of the Public Offering include the over-allotment.

     In connection with the Public Offering, the Company issued an option, for $100, to the Underwriter to purchase 500,000 Units at an exercise price of $7.50 per Unit, exercisable the later of March 2, 2007 or the consummation of a Business Combination. The Company has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated, using the Black-Scholes method, the fair value of the option granted to the Underwriter as of the date of grant was approximately $756,200 using the following assumptions: (1) expected volatility of 30.1%, (2) risk-free interest rate of 3.9% and (3) expected life of five years. The estimated volatility was based on a basket of Indian companies that trade in the United States or the United Kingdom. The option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. The Warrants underlying such Units are exercisable at $6.25 per share.

NOTE D — INVESTMENTS HELD IN TRUST FUND

     Investments held in the Trust Fund consist of Treasury Bills and money market funds. The Treasury Bills have been accounted for as trading securities and recorded at their fair market value. The excess of market value over cost is included in interest income in the accompanying statement of operations. Investments held in the Trust Fund as of September 30 and March 31, 2007 include the following:

	September
	30, 2007	March 31, 2007
	(Unaudited)	(Audited)
Investment held for the benefit of the Company	$63,845,850	$63,845,850
Investment held for the benefit of the Underwriter	1,769,400	1,769,400
Investment earnings (available to fund Company expenses up to a maximum
of $2,150,000, net of taxes) (1)	1,476,440	489,025
	$67,091,690	$66,104,275
____________________

(1)

Through March 31, 2007, the Company has transferred approximately $2,150,000 of investment earnings (the maximum amount permitted pursuant to the terms of the Public Offering) from the Trust Fund into its operating account.

NOTE E — NOTES PAYABLE TO STOCKHOLDERS

     The founding stockholders (the “Founders”) made three unsecured loans to the Company totaling $870,000 that came due on March 31, 2007. The notes all bore interest at 4% per annum. On April 6, 2007, $100,000 of the $870,000 in loans was repaid. One of the Founders made available a line of credit for $100,000 by personally guaranteeing the line.

     Also on April 6, 2007, the loan of $720,000 made by one of the Founders was partially repaid. The Company paid the founding stockholder $500,000 plus accrued interest, cancelled the note for $720,000 and issued the Founder a new note for $220,000. The remaining $50,000 not yet paid will be repaid on the earlier of March 31, 2008 or the consummation of a Business Combination. On May 8, 2007, the same Founder loaned the Company an additional $275,000. We issued him a new note for $275,000.

     The rights under the two new notes are similar to those set out in the original Founder’s notes. The new notes are payable on the earlier of March 31, 2008 or the consummation of a Business Combination. The notes bear interest at 8% per annum. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount. Interest expense of approximately $10,400 and $18,710 has been included in the statement of operations for the three and six months ended September 30, 2007, respectively and $9,200 and $17,500 has been included in the statement of operations for the three and six month periods ended September 30, 2006, respectively, and $59,910 for the period from inception to September 30, 2007 relating to these notes.

NOTE F — RELATED PARTY TRANSACTION

     The Company does not pay its founding executive officers or directors a salary or any other compensation currently. However, the Company has agreed to pay SJS Associates $5,000 a month until the consummation of a Business Combination. SJS Associates is a privately held company wholly owned by Mr. John Selvaraj, our current Treasurer. The monthly fees are paid for services rendered by John Selvaraj to the Company. From inception to September 30, 2007, $45,000 was paid to SJS Associates for Mr. Selvaraj’s services.

     The Company has agreed to pay Integrated Global Network, LLC (“IGN, LLC”), an affiliate of our Chairman and Chief Executive Officer, Mr. Mukunda, an administrative fee of $4,000 per month for office space and general and administrative services from the closing of the Public Offering through the date of a Business Combination. From inception to September 30, 2007, approximately $72,000 was paid to IGN, LLC.

     The Company uses the services of Economic Law Practice (ELP), a law firm in India. A member of our Board Directors is a Partner with ELP. Since inception to September 30, 2007, the Company has incurred $138,815 for legal services provided by ELP.

NOTE G — COMMITMENTS AND CONTINGENCY

     In connection with the Public Offering and pursuant to an advisory agreement, the Company has engaged the Underwriter as its investment bankers to provide the Company with assistance in structuring the Business Combination. As compensation for the foregoing services, the Company will pay the Underwriter a cash fee at the closing of a Business Combination equal to 2% of the aggregate consideration paid in such Business Combination, up to a maximum of $1,500,000, and pay up to $25,000 of expenses. In addition, a fee of $90,000 will be paid to Ferris, Baker for facilitating the loan to the Company by Oliveira Capital, LLC, at the closing of a Business Combination.

     Pursuant to letter agreements with the Company and the Underwriter, the Founders have waived their rights to participate in any liquidation distribution occurring upon our failure to complete a Business Combination, with respect to those shares of common stock acquired by them prior to the Public Offering and with respect to the shares of common stock included in the 170,000 Units they purchased in the Private Placement.

     The Founders will be entitled to registration rights with respect to their shares of common stock acquired prior to the Public Offering and the shares of common stock they purchased in the Private Placement pursuant to an agreement executed on March 3, 2006. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time after the date on which the lock-up period expires. In addition, the Founders have certain “piggy-back” registration rights on registration statements filed subsequent to the anniversary of the effective date of the Public Offering. The basic and fully diluted shares include shares acquired by the founders prior to the Public Offering and the shares of common stock they purchased in the Private Placement. There is no cash penalty under the registration rights agreement.

     The Company, from time to time, may enter into oral and or written understandings with entities (and supporting professionals for conducting due diligence) who potentially could refer or make introductions to potential target entities in various industry sectors in India and to conduct industry analysis or due diligence on potential target companies. Such arrangements typically require nominal amounts of retainer fees and expenses for services and success fees based upon successful completion of acquisitions resulting from such referrals. Fees for services and expenses incurred to date with such entities have been expensed in the accompanying financial statements.

     In connection with our proposed acquisition of a majority interest in MBL Infrastructures Limited (“MBL”), an unaffiliated third party has claimed that it is entitled to a finder’s fee of approximately five percent of the purchase price (or, $1.75 million) for the acquisition if the acquisition is consummated. While we do not admit that the unaffiliated third party is a finder that is entitled to payment, we have expressed a willingness to pay our customary Finder’s fee of 0.25%. The parties are attempting to reach agreement on the amount of the fee to be paid if the acquisition is consummated.

     In connection with our proposed acquisition of a wind energy farm from Chiranjjeevi Wind Energy Limited (“CWEL”), and our proposed acquisition of an interest in TBL (discussed in Note H below), we have agreed to pay a finder’s fee of 0.25% of the purchase price to Master Aerospace Consultants (Pvt) Ltd, a consulting firm located in India. The fee is contingent on the consummation of the transaction.

NOTE H – INVESTMENT ACTIVITIES

MBL Infrastructure Limited Purchase Agreement

     As previously disclosed in our Form 8-K dated February 2, 2007 and Form 10-QSB for the quarterly period ended June 30, 2007, on February 2, 2007, the Company entered into a Share Subscription Cum Purchase Agreement (the “MBL Purchase Agreement”) with MBL and R G Maheshwari, A K Lakhotia, Maruti Maheshwari, Aditya Maheshwari, Uma Devi Lakhotia, Shweta Maheshwari, Gokul Sales P Ltd and Jai Art N Image P Ltd (collectively, the “MBL Promoters”), pursuant to which the Company will acquire 2,212,745 equity shares of MBL (the “MBL Promoter Shares”) from the MBL Promoters and an additional 9,519,949 newly-issued equity shares directly from MBL (the “New Shares”) so that at the conclusion of the transactions contemplated by the Purchase Agreement, the company will own 57% of the outstanding equity shares of MBL. MBL engages in road building and maintenance projects in India, as well as managing road-building projects on a contract basis for national, state and local agencies.

     On February 5, 2007, the Company entered into an agreement to sell 425,000 warrants, described in Note I, and a note for $3,000,000 to Oliveira Capital, LLC for $3,000,000. The note carries interest at the rate of 8% and is due upon the earlier of February 5, 2008, or the consummation of a Business Combination. Following the receipt of the $3,000,000 from Oliveira Capital, the Company on February 6, 2007 purchased $3,000,000 of convertible debentures from MBL. The debentures carry interest at the rate of 8%, are secured by 1,131,356 shares of MBL common stock and are carried at cost. The note from Oliveira Capital, LLC is secured by the convertible debentures issued to MBL.

     On April 25, 2007, the Company entered into the First Amendment to the Share Subscription Cum Purchase Agreement (the “First Amendment to MBL Purchase Agreement”) with MBL and the MBL Promoters.

     Pursuant to the First Amendment to MBL Purchase Agreement, the conditions precedent to the Company’s consummation of the transactions contemplated by the MBL Purchase Agreement were amended to provide that: (i) MBL’s audited financial statements converted to US GAAP for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004 and unaudited financial statements converted to US GAAP for the period commencing April 1, 2006 and ending December 31, 2006 (collectively, the “Required Financial Statements”) previously required to be delivered under the MBL Purchase Agreement be delivered to the Company by May 15, 2007 and (ii) MBL and the MBL Promoters deliver audited financial statements converted to US GAAP for the period ended March 31, 2007 by June 30, 2007. In addition, Clause 5.3 of the MBL Purchase Agreement was amended to extend the deadline for the completion of the Company’s acquisition of MBL shares from September 30, 2007 to November 30, 2007. The Company has not come to agreeable terms for a further extension.

     On April 25, 2007, concurrently with the execution of the First Amendment to the Purchase Agreement, the Company entered into the First Amendment to the Debenture Subscription Agreement (the “First Amendment to Debenture Agreement”) with MBL and the MBL Promoters.

     Pursuant to the First Amendment to the Debenture Agreement, Clause 14 of the Debenture Subscription Agreement dated February 2, 2007 was amended to extend the deadline by which time the Company must either obtain the requisite stockholder approvals for the acquisition of MBL shares under the MBL Purchase Agreement or purchase an additional USD $3,000,000 in MBL Convertible Debentures from April 30, 2007 to 45 days after receiving the Required Financial Statements.

Contract Agreement Between IGC, CWEL, AMTL and MAIL

     As previously disclosed in our Form 8-K dated May 2, 2007 and Form 10-QSB for the quarterly period ended June 30, 2007, on April 29, 2007, the Company entered into a Contract Agreement Dated April 29, 2007 (“CWEL Purchase Agreement”) with CWEL, Arul Mariamman Textiles Limited (AMTL), and Marudhavel Industries Limited (MAIL), collectively CWEL. Pursuant to the CWEL Purchase Agreement, the Company or one of its subsidiaries in Mauritius will acquire 100% of a 24-mega watt wind energy farm, consisting of 96 250-kilowatt wind turbines, located in Karnataka, India to be manufactured by CWEL.

     CWEL is a manufacturer and supplier of wind operated electricity generators, towers and turnkey implementers of wind energy farms.

     On May 22, 2007, the Company made a down payment of approximately $250,000 to CWEL. Pursuant to the First Amendment dated August 20, 2007 (as previously disclosed in the Company’s Form 8-K dated August 22, 2007), if the Company does not consummate the transaction with CWEL by March 31, 2008, approximately $187,500 will be returned to the Company. The Acquisition is expected to be consummated in early 2008, following the required approval by the Company’s stockholders and the fulfillment of certain other conditions.

Share Subscription Cum Purchase Agreement with Sricon and The Promoters

     As previously disclosed in our Form 8-K dated September 21, 2007 and Form 10-QSB for the quarterly period ended June 30, 2007, on September 21, 2007, the Company entered into a Share Subscription cum Purchase Agreement (the “Sricon Subscription Agreement”) dated as of September 15, 2007 with Sricon Infrastructure Private Limited (“Sricon”) and certain individuals (collectively, the “Sricon Promoters”), pursuant to which the Company or one of its subsidiaries in Mauritius will acquire (the “Sricon Acquisition”) 4,041,676 newly-issued equity shares (the “New Sricon Shares”) directly from Sricon for approximately $26 million and 351,840 equity shares from Mr. R. L. Srivastava for approximately $3 million (both based on an exchange rate of INR 40 per USD) so that at the conclusion of the transactions contemplated by the Sricon Subscription Agreement the Company will own approximately 63% of the outstanding equity shares of Sricon.

     Sricon engages in road building and maintenance projects in India, as well as managing road-building projects on a contract basis for national, state and local agencies. Sricon also engages in the BOT ( i.e., build, own and transfer ) segment of road building in which the government of India awards contracts to companies that can build out pieces of major highways, own and operate them for periods between 20 and 30 years and then transfer them back to the government.

     The Sricon Acquisition is expected to be consummated in early 2008, assuming the required approval by the Company’s stockholders and the fulfillment of certain other conditions.

Share Subscription Agreement with Techni Bharathi Limited & Share Purchase Agreement with Odeon Limited

     As previously disclosed in our Form 8-K dated September 21, 2007 and Form 10-QSB for the quarterly period ended June 30, 2007, on September 21, 2007, the Company entered into a Share Subscription Agreement (the “TBL Subscription Agreement”) dated as of September 16, 2007 with Techni Bharathi Limited (“TBL”) and certain individuals (collectively, the “TBL Promoters”), pursuant to which the Company or one of its subsidiaries in Mauritius will acquire (the “TBL Acquisition”) 7,150,000 newly-issued company stock for approximately $6.9 million, 12,500,000 newly-issued convertible preference Shares for approximately $3.13 million (both at an exchange rate of INR 40 per USD; collectively, the “New Shares”) directly from TBL and 5,000,000 convertible preference shares from Odeon, a Singapore based holder of TBL securities, for approximately $2 million. At the conclusion of the transactions contemplated by the TBL Subscription Agreement and by the Share Purchase Agreement between the Company and Odeon Limited, the Company will own approximately 77%, of the outstanding equity shares, assuming the convertible shares are converted.

     TBL engages in road-building, with prior experience in the building of tunnels, cannels, bridges, airport taxiways and dams as well as the civil works for mini hydro power generation. The TBL Acquisition is expected to be consummated in early 2008, after the required approval by the Company’s stockholders and the fulfillment of certain other conditions.

     We have incurred $252,167 of expenses through September 30, 2007 in connection with our proposed acquisitions, which is included as deferred acquisition costs in the accompanying balance sheet.

Stockholder Vote

     On September 23, 2007, the Company’s board of directors met to discuss all four of the foregoing acquisitions. The Company’s board of directors unanimously agreed to present three of the four transactions to our stockholders for approval. In particular, our board of directors selected to present the CWEL Acquisition, the Sricon Acquisition and the TBL Acquisition to our stockholders for approval. The board of directors decided to postpone presenting the MBL Acquisition until the completion of MBL’s audited financial statements under US GAAP principles.

NOTE I – VALUATION OF WARRANTS ISSUED TO OLIVEIRA CAPITAL, LLC

     As previously disclosed, the Company sold a promissory note and 425,000 warrants to Oliveira Capital, LLC for $3,000,000. Each warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the earlier of the completion of a Business Combination with a target business or the distribution of the Trust Fund and expiring five years from the date of issuance. The Company has determined, based upon a Black-Scholes model, that the fair value of the warrants on the date of issuance would approximately be $ 1,235,000 using an expected life of five years, volatility of 46% and a risk-free interest rate of 4.8%. This amount is accounted for as a discount of the notes payable to Oliveira Capital, LLC. The amortization of this amount for the six months ended September 30, 2007 was $726,985.

     We computed volatility for a period of five years. For approximately the first four years, we used the trading history of two representative companies that are listed on the Indian Stock exchange. For approximately one year, the trading history of the Company’s common stock was used. The average volatility of the combined data extending over five years was calculated as 46%. Management believes that this volatility is a reasonable benchmark to use in estimating the value of the warrants.

NOTE J – SUBSEQUENT EVENTS

     On October 2, 2007, one of our Founders extended a loan of $250,000 to the Company on substantially the same terms as those described in Note E. On October 3, 2007, the Company made a refundable deposit of $170,000 in connection with the TBL Subscription Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
India Globalization Capital, Inc.

     We have audited the accompanying balance sheets of India Globalization Capital, Inc. (a development stage company) as of March 31, 2007 and 2006 and the related statements of operations, stockholders’ equity and cash flows for the year ended March 31, 2007, the period from April 29, 2005 (inception) to March 31, 2006 and the cumulative period from April 29, 2005 (inception) through March 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of India Globalization Capital, Inc. as of March 31, 2007 and 2006 and the results of its operations and its cash flows for the year ended March 31, 2007, the period from April 29, 2005 (inception) through March 31, 2006 and the cumulative period from April 29, 2005 (inception) to March 31, 2007 in conformity with United States generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that India Globalization Capital, Inc. will continue as a going concern. As discussed in Note A to the financial statements, the Company may face a mandatory liquidation by March 8, 2008 if a business combination is not consummated, unless certain extension criteria are met, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York
July 10, 2007

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
BALANCE SHEETS

	March 31,
	2007	2006
ASSETS
Current Assets:
Cash and cash equivalents	$1,169,422	$2,210
Investments held in Trust Fund	66,104,275	65,825,016
Interest Receivable—Convertible Debenture	37,479	—
Convertible debenture in MBL	3,000,000	—
Prepaid expenses and other current assets	74,197	76,766
Total Current Assets	70,385,373	65,903,992
Deferred acquisition costs	158,739	—
Deferred tax assets—Federal and State, net of valuation allowance	142,652	25,000
Total Assets	$70,686,764	$65,928,992
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accrued expenses	$237,286	$286,105
Notes payable to stockholders	870,000	870,000
Taxes payable	296,842	70,000
Deferred trust interest	32,526	—
Note Payable to Oliveira Capital, LLC	1,794,226	—
Due to underwriter	1,769,400	1,769,400
Total current liabilities	$5,000,280	$2,995,505
Common stock subject to possible conversion, 2,259,770 at conversion
value (Note A)	12,762,785	12,762,785
COMMITMENTS AND CONTINGENCY
STOCKHOLDERS’ EQUITY
Preferred stock $.0001 par value; 1,000,000 shares authorized; none
issued and outstanding	—	—
Common stock — $.0001 par value; 75,000,000 shares authorized;
issued and outstanding 13,974,500	1,397	1,397
Additional paid-in capital	51,848,145	50,613,145
Income (Deficit) accumulated during the development stage	1,074,157	(443,840)
Total stockholders’ equity	$52,923,699	$50,170,702
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$70,686,764	$65,928,992

The accompanying notes should be read in connection with the financial statements.

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
STATEMENTS OF OPERATIONS

		April 29, 2005	April 29, 2005
		(Date of Inception)	(Date of Inception)
	Year Ended	through	Through
	March 31, 2007	March 31, 2006	March 31, 2007
Legal and formation, travel and other start up costs	$(765,047)	$(68,183)	$(833,230)
Compensation expense	—	(535,741)	(535,741)
Interest expense	(103,916)	(5,500)	(106,416)
Interest income	3,171,818	210,584	3,382,402
Income (loss)before income taxes	2,302,855	(398,840)	1,904,015
Provision for income taxes, net	784,858	45,000	829,858
Net income (loss)	$1,517,997	$(443,840)	$1,074,157
Net income (loss)per share: basic and diluted	$0.11	$(0.14)
Weighted average number of shares
outstanding-basic and diluted	13,974,500	3,191,000

The accompanying notes should be read in connection with the financial statements.

     INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
STATEMENTS OF STOCKHOLDERS’ EQUITY

				Income (Deficit)
				Accumulated	Total
	Common Stock		Additional	During the	Stockholders’
	Shares	Amount	Paid-in Capital	Development Stage	Equity
Issuance of common stock to
founders at $.01 per share
(1,750,000 shares on May 5,
2005 and 750,000 shares on
June 20, 2005)	2,500,000	$250	$24,750	—	$25,000
Surrendered shares (on September
7, 2005 and February 5,
2006 of 62,500 and 137,500
respectively)	(200,000)	(20)	20	—	—
Issuance of common stock to
founders at $.01 per share on
February 5, 2006	200,000	20	537,721	—	537,741
Issuance of 170,000 units in a
private placement on March 2,
2006 at $6 per Unit	170,000	17	1,019,983	—	1,020,000
Issue of 11,304,500 units, net of
underwriters’ discount and
offering expenses, on March 8,
2006 at $6 per Unit, (including
2,259,770 shares subject to
possible conversion) and $100
from underwriters option	11,304,500	1,130	61,793,456	—	61,794,586
Proceeds subject to possible
conversion of shares			(12,762,785)	—	(12,762,785)
Net loss for the period	—	—	—	$(443,840)	(443,840)
Balance at March 31, 2006	13,974,500	$1,397	$50,613,145	$(443,840)	$50,170,702
Fair value, based on Black-Scholes
model, of 425,000 warrants
issued to Oliveira Capital, LLC
in connection with a $3,000,000
promissory note on February 5,
2007	—	—	1,235,000	—	1,235,000
Net income	—	—	—	$1,517,997	1,517,997
Balance at March 31, 2007	13,974,500	$1,397	$51,848,145	$1,074,157	$52,923,699

The accompanying notes should be read in connection with the financial statements.

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)
STATEMENTS OF CASH FLOWS

		April 29, 2005	April 29, 2005
		(Date of	(Date of Inception)
	Year ended	Inception)Through	Through
	March 31, 2007	March 31, 2006	March 31, 2007
Cash flows from operating activities:
Net income (loss)	$1,517,997	$(443,840)	$1,074,157
Adjustment to reconcile net income (loss) to net cash used in operating activities:
Interest earned on Treasury Bills	(3,098,769)	(203,022)	(3,301,791)
Non-cash compensation expense	—	535,741	535,741
Deferred taxes	(117,652)	(25,000)	(142,652)
Amortization of debt discount on Oliveira debt	29,226	—	29,226
Changes in:
Prepaid expenses and other current assets	2,569	(76,766)	(74,197)
Interest receivable - convertible debenture	(37,479)	—	(37,479)
Deferred interest liability	32,526	—	32,526
Accrued expenses	(113,819)	47,679	(66,140)
Taxes payable	226,842	70,000	296,842
Net cash used in operating activities	(1,558,559)	(95,208)	(1,653,767)
Cash flows from investing activities:
Purchase of treasury bills	(722,540,587)	(131,229,427)	(853,770,014)
Maturity of treasury bills	725,189,331	65,780,000	790,969,331
Decrease (increase) in cash held in trust	170,766	(172,567)	(1,801)
Purchase of convertible debenture	(3,000,000)	—	(3,000,000)
Payment of deferred acquisition costs	(93,739)	—	(93,739)
Net cash used in investing activities	(274,229)	(65,621,994)	(65,896,223)
Cash flows from financing activities:
Issuance of common stock to founders		27,000	27,000
Payments of offering costs		(4,024,688)	(4,024,688)
Proceeds from notes payable to stockholders		870,000	870,000
Proceeds from issuance of underwriters option		100	100
Proceeds from initial public offering		67,827,000	67,827,000
Proceeds from private placement		1,020,000	1,020,000
Proceeds from note payable to Oliveira Capital, LLC	3,000,000	—	3,000,000
Net cash provided by financing activities	3,000,000	65,719,412	68,719,412
Net increase in cash and cash equivalent	1,167,212	2,210	1,169,422
Cash and cash equivalent at the beginning of the period	2,210	—	—
Cash and cash equivalent at the end of the period	$1,169,422	$2,210	$1,169,422
Supplemental schedule of non cash financing activities:
Accrual of offering costs	$—	$238,426	$238,426
Accrual of deferred underwriters’ fees	$—	$1,769,400	$1,769,400
Accrual of deferred acquisition costs	$65,000	$—	$65,000
Supplemental disclosure of cash flow information:
Interest paid	$—	$—	$—
Income taxes paid	$675,668	$—	$675,668
Fair value of warrants included in additional paid in capital	$1,235,000	$—	$1,235,000

The accompanying notes should be read in connection with the financial statements.

INDIA GLOBALIZATION CAPITAL, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS

NOTE A — ORGANIZATION AND BUSINESS OPERATIONS

     India Globalization Capital, Inc. (the “Company”) was incorporated in Maryland on April 29, 2005. The Company was formed to serve as a vehicle for the acquisition of an operating business in an unspecified industry located in India through a merger, capital stock exchange, asset acquisition or other similar business combination. The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies.

     The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note C) was declared effective March 2, 2006. The Company consummated the Public Offering including the over allotment option on March 8, 2006, and preceding the consummation of the Public Offering on March 2, 2006 certain of the officers and directors of the Company purchased an aggregate of 170,000 units from the Company in a private placement (the “Private Placement”). The units sold in the Private Placement were identical to the units sold in the offering, but the purchasers in the Private Placement have waived their rights to conversion and receipt of the distribution on liquidation in the event the Company does not complete a business combination (as described below). The Company received net proceeds from the Private Placement and the Offering of approximately $62,815,000 (Note C).

     The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (together, the “Offering”) although substantially all of the net proceeds of the Offering are intended to be generally applied toward acquiring one or more operating businesses in an unspecified industry located in India (“Business Combination”), which may not constitute a business combination for accounting purposes. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, approximately ninety-seven percent (97%) of the gross proceeds of the Public Offering are being held in a trust account (“Trust Fund”) and invested in government securities until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Fund as described below. The remaining proceeds, along with interest earned on the Trust Fund, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that holders of 50% or more of the shares issued in the Offering vote against the Business Combination or the holders of 20% or more of the shares issued in the Public Offering elect to exercise their conversion rights, the Business Combination will not be consummated. However, the persons who were stockholders prior to the Public Offering (the “Founding Stockholders”) will not participate in any liquidation distribution with respect to any shares of the common stock acquired in connection with or following the Public Offering. (Note I)

     In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied (the “Acquisition Period”), the proceeds held in the Trust Fund will be distributed to the Company’s public stockholders, excluding the Founding Stockholders to the extent of their initial stock holdings. There is no assurance that the Company will be able to successfully affect a Business Combination during the period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the warrants contained in the Units offered in the Public Offering discussed in Note C).

NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1] Income per common share:

     Basic earnings per share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the additional dilution for all potentially dilutive securities such as stock warrants and options. The effect of the 22,949,000 outstanding warrants, issued in connection with the Public Offering and the Private Placement described in Note C, the 500,000 outstanding units issued to the underwriters in connection with the Public Offering and the 425,000 warrants to purchase shares of common stock issued to Oliveira Capital, LLC in connection with the promissory note has not been included in the diluted weighted average shares since the warrants are contingently exercisable.

[2] Use of estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

[3] Income taxes:

     Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

[4] Cash and Cash Equivalents:

     For financial statement purposes, the Company considers all highly liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents. The company maintains its cash in bank deposits accounts in the United States of America which, at times, may exceed applicable insurance limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

[5] Recent Accounting Pronouncements:

     In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. In May 2007, the FASB issued Staff Position, FIN 48-1, “ Definition of Settlement in FASB Interpretation No. 48 ” (FSP FIN 48-1) which provides guidance on how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. FSP FIN 48-1 is effective with the initial adoption of FIN 48. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of FIN 48 or FSP FIN 48-1 will have a material effect on our financial condition or results of operations.

     Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE C — INITIAL PUBLIC OFFERING

     On March 8, 2006, the Company sold 11,304,500 units (“Units”) in the Public Offering. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and two redeemable common stock purchase warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination or one year from the effective date of the Public Offering and expiring five years from the effective date of the Public Offering. The Warrants become callable for $0.01 per Warrant only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

     In connection with the Offering, the Company paid the underwriters of the Public Offering (collectively, the “Underwriter”) an underwriting discount of approximately 5% of the gross proceeds of the Public Offering ($3,391,350). In addition, a non-accountable expense allowance of 3% of the gross proceeds of the Public Offering, excluding the over-allotment option, is due to the Underwriter, who has agreed to deposit the non-accountable expense allowance ($1,769,400) into the Trust Fund until the earlier of the completion of a business combination or the liquidation of the Trust Fund. The Underwriter has further agreed to forfeit any rights to or claims against such proceeds unless the Company successfully completes a business combination.

     The warrants separated from the Units and began to trade on April 13, 2006. After separation, each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of (a) one year from the effective date of the Public Offering or (b) the earlier of the completion of a Business Combination with a target business or the distribution of the Trust Fund and expiring five years from the date of the Public Offering. The Company has a right to call the Warrants, provided the common stock has traded at a closing price of at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company calls the Warrants, the holder will either have to redeem the Warrants by purchasing the common stock from the Company for $5.00 or the Warrants will be repurchased for $0.01 per Warrant.

     The Underwriter’s over-allotment option of 1,474,500 Units was exercised and the 11,304,500 units sold at the closing of the Public Offering include the over-allotment.

     In connection with this Offering, the Company issued an option, for $100, to the Underwriter to purchase 500,000 Units at an exercise price of $7.50 per Unit, exercisable the later of March 2, 2007 or the consummation of a Business Combination. The Company has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated, using the Black-Scholes method, the fair value of the option granted to the underwriters as of the date of grant was approximately $756,200 using the following assumptions: (1) expected volatility of 30.1%, (2) risk-free interest rate of 3.9% and (3) expected life of five years. The estimated volatility was based on a basket of Indian companies that trade in the U.S. or the U.K. The option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying warrants and the market price of the units and underlying securities) to exercise the option without the payment of any cash. The warrants underlying such Units are exercisable at $6.25 per share.

NOTE D — INVESTMENTS HELD IN TRUST FUND

     Investments held in trust consist of Treasury Bills and money market funds. The Treasury Bills have been accounted for as trading securities and recorded at their fair market value. The excess of market value over cost is included in interest income in the accompanying statement of operations. Investments held in trust as of March 31, 2007 and 2006 include the following:

	March 31,
	2007	2006
Investment held for the benefit of the Company	$63,845,850	$63,845,850
Investment held for the benefit of the Underwriter	1,769,400	1,769,400
Investment earnings (available to fund Company expenses up to a maximum
of $2,150,000, net of taxes)(1)	489,025	209,766
	$66,104,275	$65,825,016
____________________

(1)	Through March 31, 2007, the Company has transferred approximately $2,150,000 of Investment Earnings from the Trust Account into its operating account.

NOTE E — NOTES PAYABLE TO STOCKHOLDERS

     Three unsecured notes were issued to two of the Founding Stockholders of the Company. One note of $100,000 and another for $50,000 were issued on May 2, 2005 and on September 26, 2005, respectively, and were payable the earlier of April 30, 2006 or upon the consummation of the Public Offering. On December 15, 2005, the unsecured notes referred to above were amended to provide that they become payable upon the earlier of the consummation of a Business Combination or the first anniversary of the consummation of the Public Offering. Another note of $720,000 was issued on March 3, 2006 and was payable on the earlier of March 31, 2007 or the consummation of a Business Combination. The notes all bore interest at 4% per annum. Due to the short-term nature of the notes, the fair value of the notes approximate their carrying amount. Interest expense of approximately $ 41,200 and $5,500 has been included in the statement of operations for the year ended March 31, 2007 and the period ended March 31, 2006 relating to these notes, respectively.

     On April 6, 2007, the $100,000 note was repaid and cancelled. One of the founding stockholders made available a line of credit for $100,000 by personally guaranteeing the line.

     Also on April 6, 2007 the loan of $720,000 made by one of the founding stockholders was partially repaid. The Company paid the founding stockholder $500,000 plus some accrued interest, cancelled the note for $720,000 and issued the founding stockholder a new note for $220,000.

     On May 8, 2007 the same founding stockholder loaned the company an additional $275,000. We issued him a new note for $275,000.

     The rights under the two new notes are similar to those set out for the original Founder’s notes. The new notes are payable on the earlier of March 31, 2008 or the consummation of a Business Combination. The notes bear interest at 8% per annum.

NOTE F — RELATED PARTY TRANSACTION

     The Company has agreed to pay SJS Associates $5,000 a month till the consummation of a business combination. SJS Associates is a related party and a privately held company by Mr. John Selvaraj our Treasurer. The monthly fees are paid for services rendered by John Selvaraj to the Company. From inception to March 31, 2007 a total of $15,000 have been paid to Mr. Selvaraj for his services.

     The Company has agreed to pay Integrated Global Network, LLC (IGN, LLC), a related party and privately-held company where one of the Founding Stockholders serves in an executive capacity, an administrative fee of $4,000 per month for office space and general and administrative services from the effective date of the Proposed Offering through the date of a Business Combination. From inception to March 31, 2006 and for the year ending March 31, 2007 approximately $3,000 and $45,000 respectively was paid to IGN, LLC.

     The Company uses the services of Economic Law Practice (ELP), a law firm in India. A member of our Board Directors is a Partner with ELP. Since inception to March 31, 2007 approximately $ 53,810 has been paid to ELP for legal services. No payments were made in the financial year ending March 31, 2006.

     In February 2006, the Company issued an aggregate of 200,000 shares of common stock to its founders and advisors. The shares were issued for an aggregate price of $2,000. The fair value of these shares was estimated to be $537,741; the difference of $535,741 was recorded as compensation expense on the accompanying statement of operations. The fair value was determined by allocating the $6.00 Unit price in the Offering between the estimated fair value of the shares and warrants to be included therein. The per share fair value was estimated to be $2.69.

NOTE G — COMMON STOCK

     On August 24, 2005, the Company’s Board of Directors authorized a reverse stock split of one share of common stock for each two outstanding shares of common stock and approved an amendment to the Company’s Certificate of Incorporation to decrease the number of authorized shares of common stock to 75,000,000. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect these transactions.

     At March 31, 2007 and 2006, 24,874,000 and 24,449,000 shares of common stock, respectively were reserved for issuance upon exercise of redeemable warrants, underwriters’ purchase option and warrants issued to Oliveira Capital, LLC.

NOTE H — INCOME TAXES

     The provision for income taxes for the year ended March 31, 2007 and the period ended March 31, 2006 consists of the following:

	March 31,
	2007	2006
Current:
Federal	$902,510	$70,000
Deferred:
Federal	(117,652)	(25,000)
Total tax provision	$784,858	$45,000

     The total tax provision for income taxes for year ended March 31, 2007 and the period ended March 31, 2006 differs from that amount which would be computed by applying the U.S. Federal income tax rate to income before provision for income taxes as follows:

	March 31,
	2007	2006
Statutory Federal income tax rate	34%	34%
Non-cash compensation expense		(45.7)%
State tax benefit net of federal tax	(1.3)%	(1.3)%
Increase in state valuation allowance	1.3%	1.3%
Other	—	.4%
Effective income tax rate	34%	(11.3)%

     The tax effect of temporary differences that give rise to the net deferred tax asset is as follows:

	March 31,
	2007	2006
Operating costs deferred for income tax purposes	$242,015	$30,000
Interest income deferred for reporting purposes	11,059	—
Difference between accrual accounting for reporting purposes
and cash accounting for tax purposes	(75,514)	—
Less: Valuation Allowance	(34,908)	(5,000)
Net deferred tax asset	$142,652	$25,000

     The Company has recorded a valuation allowance against the state deferred tax asset since they cannot determine realizability for tax purposes and therefore can not conclude that the deferred tax asset is more likely than not recoverable at this time.

NOTE I — COMMITMENTS AND CONTINGENCY

     In connection with the Offering and pursuant to an advisory agreement, the Company has engaged its underwriters as its investment bankers to provide the Company with assistance in structuring the Business Combination. As compensation for the foregoing services, the Company will pay the Underwriters a cash fee at the closing of a Business Combination equal to 2% of the aggregate consideration paid in such Business Combination up to a maximum of $1,500,000 and pay up to $25,000 of expenses. In addition, a broker fee of $ 90,000 will be paid to Ferris, Baker Watts in conjunction with the loan to the Company by Oliveira Capital, LLC, if the Business Combination is successful.

     Pursuant to letter agreements with the Company and the underwriters, the Founding Stockholders have waived their rights to participate in any liquidation distribution occurring upon our failure to complete a business combination, with respect to those shares of common stock acquired by them prior to the Offering and with respect to the shares included in the 170,000 Units they purchased in the Private Placement.

     The Founding Stockholders will be entitled to registration rights with respect to their founding shares and the shares they purchased in the private placement pursuant to an agreement executed on March 3, 2006. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time after the date on which the lock-up period expires. In addition, the Founding Stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the anniversary of the effective date of the Offering.

     The Company, from time to time, may enter into oral and or written understandings with entities (and supporting professionals for conducting due diligence) who potentially could refer or make introductions to potential target entities in various industry sectors in India and to conduct industry analysis or due diligence on potential target companies. Such arrangements typically may require nominal amounts of retainer fees and expenses for services and success fees based upon successful completion of acquisitions resulting from such referrals. Fees for services and expenses incurred to date with such entities have been expensed in the accompanying financial statements.

     In connection with our proposed acquisition of a majority interest in MBL Infrastructures Limited (“MBL”), an unaffiliated third party has claimed that it is entitled to a finder’s fee of approximately five percent of the purchase price (or, $1.75 million) for the acquisition if the acquisition is consummated. While we do not admit that the unaffiliated third party is a finder that is entitled to payment, we have expressed a willingness to pay our customary finder’s fee of 0.25%. The parties are attempting to reach agreement on the amount of the fee to be paid if the acquisition is consummated.

NOTE J — PREFERRED STOCK

     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

NOTE K — INVESTMENT ACTIVITIES

MBL Infrastructure Limited Purchase Agreement

     On February 2, 2007, the Company entered into a Share Subscription Cum Purchase Agreement (the “Purchase Agreement”) with MBL and R G Maheshwari , A K Lakhotia, Maruti Maheshwari, Aditya Maheshwari, Uma Devi Lakhotia, Shweta Maheshwari, Gokul Sales P Ltd and Jai Art N Image P Ltd (collectively, the “Promoters”), pursuant to which the Company will acquire 2,212,745 equity shares of MBL (the “Promoter Shares”) from the Promoters and an additional 9,519,949 newly-issued equity shares directly from MBL (the “New Shares”) so that at the conclusion of the transactions contemplated by the Purchase Agreement, the company will own 57% of the outstanding equity shares of MBL. MBL engages in road-building and maintenance projects in India, as well as managing road-building projects on a contract basis for national, state and local agencies.

     The Acquisition is expected to be consummated during the fall of 2007, after the required approval by the Company’s stockholders and the fulfillment of certain other conditions.

     On February 5, 2007 the Company entered into an agreement to sell 425,000 warrants, described in Note L, and a note for $3,000,000 to Oliveira Capital, LLC for $3,000,000. The note carries an interest of 8% and is due upon the earlier of February 5, 2008, or the consummation of a Business Combination. Pursuant to the receipt of the $3,000,000 from Oliveira Capital, the Company on February 6, 2007 purchased $3,000,000 of convertible debentures from MBL. The debentures carry an interest of 8% and is secured by 1,131,356 shares of MBL common stock. The note from Oliveira Capital, LLC is secured by the convertible debentures issued to MBL.

     On February 6, 2007 the Company entered into a non-binding agreement in principle with Chiranjjeevi Wind Energy Limited (“CWEL”) for the acquisition of 24 MW in wind energy assets which includes the acquisition of land, all licenses, environmental clearances, and equipment (the “CWEL Acquisition”). The Company has formed a wholly owned subsidiary based in Mauritius. The name of the subsidiary is India Globalization Capital, Mauritius, Limited (IGC-M Ltd.).

     On April 25, 2007, the Company entered into the First Amendment to the Share Subscription Cum Purchase Agreement (the “First Amendment to Purchase Agreement” or “SSPA”) with MBL and the Promoters.

     Pursuant to the First Amendment to Purchase Agreement, the conditions precedent to the Company’s consummation of the transactions contemplated by the SSPA were amended to provide that: (i) MBL’s audited financial statements converted to US GAAP for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004 and unaudited financial statements converted to US GAAP for the period commencing April 1, 2006 and ending December 31, 2006 (collectively, the “Required Financial Statements”) previously required to be delivered under the SSPA be delivered to the Company by May 15, 2007 and (ii) MBL and the Promoters deliver audited financial statements converted to US GAAP for the period ended March 31, 2007 by June 30, 2007. In addition, Clause 5.3 of the SSPA was amended to extend the deadline for the completion of the Company’s acquisition of MBL shares from September 30, 2007 to November 30, 2007.

     On April 25, 2007, concurrently with the execution of the First Amendment to the Purchase Agreement, the Company entered into the First Amendment to the Debenture Subscription Agreement (the “First Amendment to Debenture Agreement”) with MBL and the Promoters.

     Pursuant to the First Amendment to the Debenture Agreement, Clause 14 of the Debenture Subscription Agreement dated February 2nd , 2007 was amended to extend the deadline by which time IGC must either obtain the requisite shareholder approvals for the acquisition of MBL shares under the SSPA or purchase an additional USD $3,000,000 in MBL Convertible Debentures from April 30, 2007 to 45 days after receiving the Required Financial Statements.

Contract Agreement Between IGC, CWEL, AMTL and MAIL

     On April 29, 2007, the Company entered into a Contract Agreement Dated April 29, 2007 (“CWEL Purchase Agreement”) with Chiranjjeevi Wind Energy Limited, (CWEL), Arul Mariamman Textiles Limited (AMTL), and Marudhavel Industries Limited (MAIL), collectively CWEL. Pursuant to the CWEL Purchase Agreement, the Company will acquire 100% of a 24-mega watt wind energy farm, consisting of 96 250-kilowatt wind turbines, located in Karnataka, India to be manufactured by CWEL.

     CWEL is a manufacturer and supplier of wind operated electricity generators, towers and turnkey implementers of wind energy farms.

     On May 22, 2007, the Company made a down payment of approximately $250,000 to CWEL. The Acquisition is expected to be consummated during the fall of 2007, after the required approval by the Company’s stockholders and the fulfillment of certain other conditions.

     We have incurred $158,739 through March 31, 2007 in connection with our two acquisitions which is included as deferred acquisition costs in the accompanying balance sheet.

NOTE L — VALUATION OF WARRANTS ISSUED TO OLIVEIRA CAPITAL, LLC

     The Company sold a promissory note and 425,000 warrants to Oliveira Capital, LLC for $3,000,000. Each warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the earlier of the completion of a Business Combination with a target business or the distribution of the Trust Fund and expiring five years from the date of issuance. The warrants have an exercise price of $5.00. The Company has determined, based upon a Black-Scholes model, that the fair value of the warrants on the date of issuance would approximately be $ 1,235,000 using an expected life of five years, volatility of 46% and a risk-free interest rate of 4.8%

     We computed volatility for a period of five years. For approximately the first four years we used the trading history of two representative companies that are listed on the Indian Stock exchange. For approximately one year the trading history of the Company’s common stock was used. The average volatility of the combined data extending over five years was calculated as 46%. Management believes that this volatility is a reasonable benchmark to use in estimating the value of the warrants.

SRICON INFRASTRUCTURE, PRIVATE LIMITED
UNAUDITED CONDENSED FINANCIAL STATEMENTS

As of September 30, 2007
For the six months ended September 30, 2006 and 2007

REVIEW REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To

The Board of Directors
Sricon Infrastructure Private Limited (Formerly Srivastava Construction Private Limited):

     We have reviewed the condensed balance sheet of Sricon Infrastructure Private Limited (Formerly Srivastava Construction, Private Limited) as of September 30, 2007, and the related condensed statements of income for the six months period ended September 30, 2007 and 2006, and cash flows for the six months period ended September 30, 2007 and 2006. These interim financial statements are the responsibility of the Company’s management.

     We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our reviews, we are not aware of any material modifications that should be made to the condensed financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the balance sheet of Sricon Infrastructure Private Limited (formerly Srivastava Construction, Private Limited) as of March 31, 2007, and the related statements of operations, stockholders’ equity, and cash flows for the each of the three years ended March 31, 2005, 2006 and 2007 (not presented herein); and in our report dated 21st September, 2007, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of March 31, 2007 is fairly stated in all material respects in relation to the balance sheet from which it has been derived.

Yoganandh & Ram
Chartered Accountants
Independent Auditors registered with
Public Company Accounting Oversight Board (USA)

Chennai, India

November 2, 2007

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
CONDENSED BALANCE SHEETS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

		As of
	As of	September 30, 2007
	March 31, 2007	(Unaudited)
ASSETS
Cash and cash equivalents	$89	$46
Accounts receivables	2,751	6,574
Unbilled receivables	2,866	2,442
Inventories	71	146
Prepaid and other assets	674	506
Due from related parties	259	208
Total Current Assets	6,710	9,921
Property and equipment, net	4,903	4,977
BOT Project under Progress	3,080	—
Investment - joint ventures	—	41
Investment – others	387	23
Restricted cash, non-current	62	238
Other assets	216	378
Total Assets	15,358	15,580
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term borrowings and current portion of long-term debt	3,646	3,570
Trade payables	139	312
Due to related parties	2,264	1,744
Other current liabilities	39	206
Deferred taxes on income		—
Total current liabilities	6,088	5,831
Long-term debt, net of current portion	2,182	2,479
Deferred taxes on income	538	595
Security Deposit from joint ventures	348	377
Other liabilities	1,913	896
Total liabilities	11,069	10,179
Stockholders’ equity
Common stock, par value USD 0.23 (INR 10) per share	674	674
Additional Paid in Capital	726	726
Retained earnings	2,818	3,550
Accumulated other comprehensive (loss) income	71	450
Total stockholders’ equity	4,289	5,400
Total liabilities and stockholders’ equity	$15,358	$15,580

The accompanying notes form an integral part of these condensed financial statements.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
UNAUDITED CONDENSED STATEMENT OF OPERATIONS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Six months ended	Six months ended
	September 30, 2006	September 30, 2007
Revenue	$4,422	$7,251
Cost of revenue	(3,450)	(5,124)
Gross profit	972	2,127
Selling, general and administrative expenses	(432)	(601)
Depreciation	(116)	(157)
Operating income	424	1,369
Interest expense (net)	(232)	(353)
Interest income (net)	32	36
Other income	8	7
Operating income before income taxes	232	1,059
Income tax gain / (expense)	(54)	(322)
Fringe Benefit tax expense	(4)	(6)
Net Income:	174	731
Earnings per share	0.06	0.25
Basic and diluted	0.06	0.25
Weighted average number of common shares outstanding:
Basic and diluted	$2,932,159	$2,932,159

The accompanying notes form an integral part of these condensed financial statements.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Common Stock
			Additional		Accumulated other
			Paid in	Retained	comprehensive
	Shares	Par value	Capital	Earnings	income / (loss)	Total
Balance as of April 1, 2006	2,932,159	674	726	2,408	(68)	3,740
Loss on foreign currency translation	—	—	—	—	(120)	(120)
Net Income for the period	—	—	—	174	—	174
Balance as of September 30, 2006	2,932,159	674	726	2,582	(188)	3,794
Balance as at April 1, 2007	2,932,159	674	726	2,818	71	4,289
Gain on foreign currency translation	—	—	—	—	379	379
Net Income for the period	—	—	—	731	—	731
Balance as of September 30, 2007	2,932,159	674	726	3.550	450	5,400

The accompanying notes form an integral part of these condensed financial statements.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
UNAUDITED CONDENSED STATEMENT OF CASH FLOWS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Six months	Six months
	ended	ended
	September 30, 2006	September 30, 2007
Cash flows from operating activities
Net income	$174	$731
Adjustments to reconcile net income to net cash provided (used) in operating activities:	—	—
Depreciation	116	157
Deferred tax expense	50	12
Loss on sale of property and equipment	—	63

Changes in assets and liabilities
Accounts receivable	274	(3,506)
Unbilled Receivable	344	651
Inventories	149	(68)
Prepaid expenses and other current assets	(91)	219
Trade payables	(125)	157
Other current liabilities	167	160
Security Deposit from joint ventures	—	—
Other non-current liabilities	(312)	(1,150)
Non-current assets	318	(64)
BOT Project under Progress	(833)	3,260
Net cash used in (provided by) operating activities	231	622
Cash flows from investing activities
Purchase of property and equipment	(372)	(11)
Proceeds from sale of property and equipment	—	122
Non Current Investments	(295)	387
Investment in joint ventures	13	(116)
Restricted cash	295	(166)
Net cash (used in) provided by investing activities	(359)	216
Cash flows from financing activities
Net movement in cash credit and bank overdraft	(370)	85
Proceeds from other short-term borrowings	(1)	11
Proceeds from long-term borrowings	763	328
Repayment of long-term borrowings	(475)	(687)
Due to related parties, net	(253)	(623)
Net cash provided by financing activities	(336)	(886)
Effect of exchange rate changes on cash and cash equivalents	(17)	5
Net increase (decrease) in cash and cash equivalents during the year	(481)	(43)
Add: Balance as at the beginning of the period	539	89
Balance as at the end of the period	$58	$46

Supplementary information to Cash flow Statement

	Six Months ended	Six Months ended
	September 30, 2006	September 30, 2007
Cash paid during the year
Income tax	$167	$416
Interest	$204	$303

The accompanying notes form an integral part of these condensed financial statements.

1. COMPANY OVERVIEW AND RECENT EVENTS

     Sricon Infrastructure Private Limited (“SIPL” or “Sricon”) is an Infrastructure Company and has established itself as one of the major players in the infrastructure projects like National Highways, Civil and Structural Engineering Works for Power Plants, Steel Mills, Sugar Plants, Turnkey Contract of Power Supply System, Water Supply Schemes, Mining, Quarrying and works for Cement Plant. SIPL was built on the solid foundations of experience, expertise and technological insight Mr. R. L. Srivastava, the Company Chairman and Managing Director, who started his career as a Civil Engineering Contractor. The Company was incorporated in 1997 with the Registrar of Companies, Maharashtra in the name of “Srivastava Construction Private Limited”.

     The current infrastructure construction business of the company primarily comprises:

     Road Construction and Maintenance
     Canal and Earth work
     Maintenance of Cement Plant including Refractory work
     Civil work for Power and Steel Plants
     Limestone and Coal Mining

Recent Events

     The Company has signed a Letter of Intent with India Globalization Capital, Inc. (USA) (“IGC”) dated August 28, 2007 to accept investment through its subsidiary IGC-M (Mauritius) by allotment of new equity shares leading to post investment ownership of 51% by IGC. IGC also offers to buy a 12% stake post investment directly from the promoters. On September 15, 2007 the Company signed a Share Subscription Cum Purchase Agreement and a Shareholders Agreement with India Globalization Capital, Inc (USA) for the purchase and subscription of shares resulting in a 63% post investment ownership by IGC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

     These financial statements should be read in conjunction with the Company’s audited financial statements and footnotes thereto for the year ended March 31, 2007. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. The financial statements reflect all adjustments (consisting only of normal recurring adjustments) that are, in the opinion of management necessary for a fair presentation of the Company’s financial position and results of operations and cash flows for the periods shown, and are in accordance with accounting principles generally accepted in the United States of America (‘US GAAP’). The operating results for the six months ended September 30, 2007 are not necessarily indicative of the results to be expected for any other interim period or any future year.

     These Financial statements have been prepared in US Dollars (USD), the national currency of United States of America.

Foreign Currency Translation

     The accompanying financial statements are reported in U.S. dollars. The Indian rupee is the functional currency for the company. The translation of the functional currencies into U.S. dollars is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as other comprehensive income/(loss), a separate component of shareholders’ equity.

     Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates prevailing on the date of transaction. Gains or losses resulting from foreign currency transactions are included in the statement of income. Share Capital issued has been recorded at historical rates whereas those existing on March 31, 2004 have been translates at the rates prevailing on that date.

     The exchange rates used for translation purposes are as under:

	Month end Average	Period end rate
Six months ended	Rate (P&L rate)	(Balance sheet rate)
September 30, 2006	INR 45.80 per USD	INR 45.95 per USD
September 30, 2007	INR 40.72 per USD	INR 39.75 per USD

c) Revenue recognition

     Sales and services include adjustments made towards liquidated damages, price variation and charges paid for discounting of receivables arising from construction/project contracts on a non-recourse basis, wherever applicable.

     Revenue is recognized based on the nature of activity when consideration can be reasonably measured and there exists reasonable certainty of its recovery.

     Revenue from sale of goods is recognized when substantial risks and rewards of ownership are transferred to the buyer under the terms of the contract.

     Revenue from construction/project related activity and contracts for supply/commissioning of complex plant and equipment is recognized as follows:

     Cost plus contracts: Contract revenue is determined by adding the aggregate cost plus proportionate margin as agreed with the customer and expected to be realized.

     Fixed price contracts: Contract revenue is recognized using the percentage completion method. Percentage of completion is determined as a proportion of cost incurred-to-date to the total estimated contract cost. Changes in estimates for revenues, costs to complete and profit margins are recognized in the period in which they are reasonably determinable.

     Full provision is made for any loss in the period in which it is foreseen.

     Revenue from property development activity is recognized when all significant risks and rewards of ownership in the land and/or building are transferred to the customer and a reasonable expectation of collection of the sale consideration from the customer exists.

     Revenue from service related activities and miscellaneous other contracts are recognized when the service is rendered using the proportionate completion method or completed service contract method.

d) Use of estimates

     The preparation of financial statements in conformity with US GAAP requires the use of management estimates and assumptions that affect the amounts reported. These estimates are based on historical experience and information that is available to management about current events and actions that the Company may take in the future. Significant items subject to estimates and assumptions include revenue recognition, the useful lives and the evaluation of impairment of property and equipment, the income tax, the contingencies and the provision for impairment of receivables and advances. Actual results could differ from these estimates.

e) Joint venture

     The Company’s interest in jointly controlled entities is initially recognized at cost.

f) Restricted cash

     Restricted cash consists of deposits pledged with various government authorities and deposits restricted as to usage under lien to banks for guarantees and letters of credit given by the Company. The restricted cash is primarily invested in time deposits with banks.

g) Cash and cash equivalents

     Cash includes cash in hand, cash with banks and cash equivalents, which represent highly liquid deposits with an original maturity of ninety days or less. All the investments which include government securities are classified as non current investments (refer Note 2 (i)).

h) Accounts receivable

     Accounts receivables are recorded at the invoiced amount. Account balances are written off when the company believes that the receivables will not be recovered. The company’s bad debts are included in selling and general administrative expenses. The company did not recognize any bad debts during the six months ended September 30, 2006 and 2007, respectively.

i) Investments

     Investments are initially measured at cost, which is the fair value of the consideration given for them, including transaction costs. Investments generally comprises of fixed deposits with banks.

j) Inventories

     Inventories primarily comprise finished goods, raw materials, work in progress, stock at customer site, stock in transit, components and accessories, stores and spares, scrap and residue, real estate. Inventories are stated at the lower of cost or estimated net realizable value.

     The Cost of various categories of inventories is determined on the following basis:

     Raw Material are valued at weighted average of landed cost (Purchase price, Freight inward and transit insurance charges), Work in progress is valued as confirmed, valued & certified by the technicians & site engineers and Finished Goods at material cost plus appropriate share of labor cost and production overhead. Components and accessories, stores erection, materials, spares and loose tools are valued on a First-in-First out basis. Real Estate is valued at the lower of cost or net realizable value.

k) Property and equipment

     Property and equipment is stated at historical cost, net of accumulated depreciation. All direct costs relating to the acquisition and installation of property and equipment are capitalized

     Depreciation is recorded on a straight-line basis over the estimated useful lives of the assets as follows:

Category	Years
Buildings	25
Plant and Machinery	20
Computer Equipment	3
Office Equipment	5
Furniture and Fixtures	5
Vehicles	5
Leasehold Improvements	Over the period of lease or useful life (if less)

     Asset individually costing less than INR 5 (equivalent to USD 0.126 as at September 30, 2007) or less are fully depreciated in the year of purchase.

     Land is not depreciated.

     The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

     Gains and losses arising from retirement or disposal of property and equipment are determined as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in the statement of operations on the date of retirement and disposal.

     Costs of additions and substantial improvements to property and equipment are capitalized. The costs of maintenance and repairs of property and equipment are charged to operating expenses.

l) Asset retirement obligations

     Asset retirement obligations associated with the Company’s leasehold land are subject to the provisions of FAS No. 143 “Accounting for Asset Retirement Obligations” and related interpretation, FIN No. 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143” . The lease agreements entered into by the Company may contain clauses requiring restoration of the leased site at the end of the lease term and therefore create asset retirement obligations. The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and capitalizes the cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value of each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. Upon settlement of the liability, the Company either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

m) Foreign currency transactions

     Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency Indian Rupees at the rates of exchange in effect at the balance sheet date. Transactions in foreign currencies are recorded at rates ruling on the transaction dates. Gains or losses resulting from foreign currency transactions are included in the statement of operations.

n) Operating leases

     Lease payments under operating leases are recognized as an expense on a straight-line basis over the lease term.

o) Capital leases

     Assets acquired under capital leases are capitalized as assets by the Company at the lower of the fair value of the leased property or the present value of the related lease payments or where applicable, the estimated fair value of such assets. Amortization of leased assets is computed on straight line basis over the useful life of the assets. Amortization charge for capital leases is included in depreciation expense.

p) Impairment of long-lived assets

     The Company reviews its long-lived assets, including identifiable assets with finite lives, for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be fully recoverable. Such circumstances include, though are not limited to, significant or sustained declines in revenues or earnings and material adverse changes in the economic climate. For assets that the Company intends to hold for use, if the total of the expected future undiscounted cash flows produced by the assets or asset Company is less than the carrying amount of the assets, a loss is recognized for the difference between the fair value and carrying value of the assets. For assets the Company intends to dispose of by sale, a loss is recognized for the amount by which the estimated fair value less cost to sell is less than the carrying value of the assets. Fair value is determined based on quoted market prices, if available, or other valuation techniques including discounted future net cash flows.

q) Borrowing costs

(i) Capitalized interest

     The interest cost incurred for funding a qualifying asset during the construction period is capitalized based on actual investment in the asset at the average interest rate. The capitalized interest is included in the cost of the relevant asset and is depreciated over the estimated useful life of the asset.

(ii) Debt issue expenses

     The Company defers and amortizes debt issue expenses over the term of the related borrowing based on the effective interest method.

r) Provision for Warranties and Liquidated Damages

     The company recognizes warranty claims and liquidated damages as and when they are probable/ incurred. In past years the company does not have any material warranty claims. The liquidated damages recognized during the six months ended September 30, 2006 and 2007 are USD 10 and zero respectively. The liquidated Damages are included in cost of revenue.

s) Employee benefits

(i) Gratuity Plan

     In accordance with Indian law, the Company provides for gratuity obligations through a defined benefit retirement plan (the ‘Gratuity Plan’) covering all employees. Under the Gratuity Plan, a lump sum payment to vested employees is made at retirement or termination of employment based on the respective employee’s salary and the number of years of employment with the Company. The Company provides for the Plan based on actuarial valuations in accordance with FAS No. 87, “Employers’ Accounting for Pensions”.

(ii) Provident Fund and employees’ state insurance schemes

     In accordance with Indian law, all employees of the Company are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employees and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India (GoI). In addition some employees of the Company are covered under the employees’ state insurance schemes, which are also defined contribution schemes recognized by the Indian Revenue Authorities, and are administered through the GoI.

     The Company’s contributions to both these schemes are expensed in the statement of operations. The Company has no further obligations under these plans beyond its monthly contributions.

(iii) Compensated absences

     The employees of the Company are entitled to compensate absences based on the unused leave balance and the last drawn salary of the respective employees. The Company has provided for the liability on account of compensated absences in accordance with FAS No. 43, “Accounting for Compensated Absences”.

t) Income taxes

     In accordance with the provisions of FAS 109, “Accounting for Income Taxes”, income taxes for the years ended March 31, 2005, 2006 and 2007 are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period in which the change is enacted. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized.

u) Preoperating costs

     Preoperating costs represent certain marketing and administrative expenses incurred prior to the commencement of commercial operations of the new line of business. These costs are expensed as incurred.

v) Earnings per share

     In accordance with FAS 128, “Earnings Per Share”, a basic earnings per equity share is computed using the weighted average number of equity shares outstanding during the period. Diluted earnings per equity share are computed using the weighted average number of common and dilutive common equivalent equity shares outstanding during the period except where the result would be anti-dilutive.

w) Recent accounting pronouncements

     The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

x) Reclassification

     Certain items previously reported in specific captions of the financial statements have been reclassified to conform to the current year’s presentation.

Investment in joint ventures

     The company has entered into a joint venture dated March 24, 2005 with Hindustan Steel Works Limited having a participation of 49% and 51%, respectively for the purpose of preparation and submitting the bids and executing the contract works in the name of HSCL – SIPL (JV) for National Highway Authority of India. The principal objective of joint venture is construction of a four lane highway from km marker 94,000 to km 123,000 of the Nagpur – Hyderabad Section of NH-7 in the State of Maharashtra.

Property and equipment, net

     Property and equipment consist of the following:

	As of	As of
Particulars	March 31, 2007	September 30, 2007
Land	45	48
Buildings	49	48
Plant & Machinery	5,468	5,623
Computers	58	64
Furniture and Fixture	56	62
Office equipment	25	28
Vehicles	165	180
Leasehold Improvements	160	178
Total	6,026	6,231
Less: Accumulated depreciation	1,123	1,254
Net	4,903	4,977

     The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which were still in active use, are as follows:

	As of	As of
Particulars	March 31, 2007	September 30, 2007
Furniture and Fixture	19	28
Office equipment	11	12
Leasehold Improvements	17	34
Vehicles	86	112
Total	133	186

     All property and equipment of the Company have been pledged as collateral for its secured borrowings.

Income taxes

     The Company accounted for the deferred tax assets and liabilities as of March 31, 2007 and September 30, 2007, on the temporary differences.

     The primary components of the income tax expense were:

	Six Months ended
	September 30,
	2006	2007
Current Tax Expense	5	310
Deferred Tax Expenses / (Income)	50	12
Income Tax Expense / (Income)	54	322

     The reconciliation between the provisions for income tax to the amount computed by applying the statutory income tax rate to the income before provision for income tax is summarized below:

	As of
	March 31,	September 30,
	2007	2007
Net Income before Taxes	779	912
Enacted Tax Rates in India	33.9900%	33.9900%
Computed Tax Expense / (Income)	(265)	(310)
Increase / (reduction) in taxes on account of:
Effect of changes in tax rate	1	—
Timing Differences	620	632
Income tax expense / (income) reported	357	322

     The components that gave rise to deferred tax assets and liabilities included in the balance sheet were as follows:

	As of	As of
	March 31,	September 30,
	2007	2007
Deferred Tax Assets	11	14
Retirement Benefits	11	14
Deferred Tax Liabilities	(549)	(609)
Property and equipment	(549)	(609)
Net deferred tax liability	(538)	(595)

Short term borrowings and current portion of long term debt

	As of	As of
	March 31,	September 30,
	2007	2007
Secured	2,069	2,330
Unsecured	278	314
Total	2,347	2,644
Add:		—
Current portion of long term debt	1,299	926
Total	3,646	3,570

     The above-secured borrowings were secured by collateralization against the company’s inventory and receivables.

Long term debt

     Long-term debt comprises:

	As of	As of
	March 31,	September 30,
	2007	2007
Secured
Term loans	1,568	1,571
Loan for assets purchased under capital lease	1,913	1,834
Total	3,481	3,405
Less: Current portion (Payable within 1 year)	1,299	926
Total	2,182	2,479

     The secured loans were collateralized by:

     Unencumbered Net Asset Block of the Company.
     Equitable mortgage of properties owned by promoter directors/ guarantors.
     Term Deposits.
     Hypothecation of receivables, assignment of toll rights.
     First charge on Debt-Service Reserve Account.

Dividends

     The Company has not paid any dividends from inception through September 30, 2007.

Related party transactions:

     The Company has entered into transactions with the following related parties.

     Key management personnel:

     Mr. R.L Srivastava

     Mr. S.P Srivastava

     Mrs.I.R Srivastava

     Other related parties (entities which are controlled or significantly influenced by the key management personnel and their close relatives)

     Biharilal Srivastava

     Gulablal Srivastava

     Ramdularidevi Srivastava

     R. D. Srivastava

     Aurobindo Laminations Limited

     Narbada Finance & Leasing Private Limited.

     Vijay Engineering Enterprise Private Limited

     Srivastava Construction Company

     Reaselack Polymers Private Limited

     Srivastava Hi-Tech Pro-Oil Complex Private Limited

     Bhalchandra Finance & Leasing Company Limited

     Joint Ventures

     HSCL – SIPL (JV)

     The transactions and balances with the following related parties are described below:

	Six Month ended September 30, 2007
		Joint	Other
	Key Management	Venture	Related
Relationship	Personnel	Entities	Parties
Fund Transfer For Exp.	—	167	457
Fund Received For Exp.	—	—	(238)
Purchase of Assets	—	—	—
Sale/transfer of Assets	—	—	28
Employee related transaction by the group	—	—	—
Employee related transaction for the group	—	—	(30)
Exp. Incurred by the group	—	—	—
Exp. Incurred for the group	—	—	(4)
Closing Balance receivable / (payable)	86	(322)	(1,549)

     Purchase & sale/ transfer of assets – included primarily purchase & sale/ transfer of Plant and Machinery for and by the key management personnel, joint venture and other related parties.

     Employee related transactions – included primarily salary, wages and other allowances to employees, traveling and boarding expenses incurred for and by joint venture and other related parties.

     Expenses incurred – included primarily cost of sales and selling, general & administrative expenses incurred for and by joint venture and other related parties.

     Transactions with related parties were at competitive market prices as charged to unaffiliated customers for similar services or charged by other suppliers.

Segment Information

     The Company follows the provisions of SFAS No 131 “Disclosure about Segments of an Enterprise and Related Information”. SFAS No 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single infrastructure construction segment.

11. COMMITMENTS AND CONTINGENCIES

     The company has to observe the laws, government orders and regulations of the state in which they operate. A number of them are currently involved in administrative proceedings arising out of the normal conduct of their business. In the opinion of management, however, the outcome of these actions will not materially affect the financial position, result of operations or cash flow.

Commitments

Capital commitments

     The estimated amount of contracts remaining to be executed on capital account not provided for as on March 31, 2007 and September 30, 2007 are USD zero.

b) Guarantees

     The Company had outstanding financial / performance bank guarantees of USD 153 and USD 1,494 as of March 31, 2007 and September 30, 2007.

Contingencies

     The company was awarded a contract from National Highway Authority of India (‘NHAI’) in 2004-05, for restoring the Jaipur – Gurgaon National Highway 8. The total contract value was USD 5.10 million to be completed in 9 months. The entire stretch of the site was handed over on piecemeal basis without any defined schedule in contravention with contractual provisions and approved construction program and methodology. This has resulted in additional costs due to additional deployment of resources for prolonged period. Thus, the company invoked the escalation clause of the contract and filed a claim of USD 7.65 million. The dispute has been referred to arbitration. The company has not recognized the claim amounts on its books.

     The company was awarded a contract from National Highway Authority of India (‘NHAI’) in 2001-02 for construction of a four-lane highway on the Namkkal bypass on National Highway 7, in the state of Tamilnadu. The total contract value was USD 4 million and the construction was to have been completed by November 30, 2002. The escalation and variation claim of USD 4.94 million is pending with NHAI. An arbitration process was initiated on July 3, 2007. The company has not recognized the claim amounts on its books.

SRICON INFRASTRUCTURE PRIVATE LIMITED
FINANCIAL STATEMENTS
As of March 31, 2006 and 2007
For the years ended March 31, 2005, 2006, 2007

REPORT OF INDEPENDENT AUDITORS

To

The Board of Directors of
Sricon Infrastructure Private Limited (Formerly Srivastava Construction Private Limited):

     In our opinion, the accompanying balance sheets and the related statements of income, of shareholders’ equity and of cash flows, read with the relevant notes there on, present fairly, in all material respects, the financial position of Sricon Infrastructure Private Limited (Formerly Srivastava Construction Private Limited), Nagpur, India as at March 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

YOGANANDH & RAM
Chartered Accountants
Independent Auditors registered with
Public Company Accounting Oversight Board (USA)

Chennai, India

September 21, 2007

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
BALANCE SHEETS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	As of	As of
	March 31,	March 31,
ASSETS	2006	2007
Cash and cash equivalents	$539	$89
Accounts receivables	2,083	2,751
Unbilled receivables	2,980	2,866
Inventories	248	71
Prepaid and other assets	617	674
Due from related parties	241	259
Total Current Assets	6,708	6,710
Property and equipment, net	4,347	4,903
BOT Project under Progress	1,584	3,080
Investment – joint ventures	43	—
Investment – others	148	387
Restricted cash, non-current	724	62
Other assets	407	216
Total Assets	13,961	15,358
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term borrowings and current portion of long-term debt	3,868	3,646
Trade payables	1,366	139
Due to related parties	1,604	2,264
Other current liabilities	53	39
Deferred taxes on income
Total current liabilities	6,891	6,088
Long-term debt, net of current portion	1,855	2,182
Deferred taxes on income	441	538
Security Deposit from joint ventures	337	348
Other liabilities	697	1,913
Total liabilities	10,221	11,069
Stockholders’ equity
Common stock, par value USD 0.23 (INR10) per share	674	674
Additional Paid in Capital	726	726
Retained earnings	2,408	2,818
Accumulated other comprehensive (loss) / income	(68)	71
Total stockholders’ equity	3,740	4,289
Total liabilities and stockholders’ equity	$13,961	$15,358

The accompanying notes form an integral part of these financial statements.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
STATEMENTS OF OPERATIONS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Year ended	Year ended	Year ended
	March 31, 2005	March 31, 2006	March 31, 2007
Revenue	$11,477	$11,011	$10,604
Cost of revenue	(9,271)	(8,596)	(8,101)
Gross profit	2,206	2,415	2,503
Selling, general and administrative expenses	(920)	(1,241)	(1,115)
Depreciation	(190)	(240)	(243)
Operating income	1,096	934	1,145
Interest expense (net)	(312)	(389)	(533)
Interest income (net)	60	50	66
Other income	63	73	100
Operating income before income taxes	907	668	778
Income tax gain / (expense)	(363)	(179)	(357)
Fringe Benefit tax expense	—	(7)	(11)
Net Income:	544	482	410
Earnings per share
Basic and diluted	0.19	0.16	0.14
Weighted average number of common shares outstanding:
Basic and diluted	$2,932,159	$2,932,159	$2,932,159

The accompanying notes form an integral part of these financial statements.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
STATEMENTS OF STOCKHOLDERS’ EQUITY
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Common Stock
			Additional		Accumulated other
		Par	Paid in	Retained	comprehensive
	Shares	value	Capital	Earnings	income / (loss)	Total
Balance as of April 1, 2004	183,259	44	1,356	1,383	(2)	2,781
Gain on foreign currency translation	—	—	—	—	1	1
Bonus Shares issued	2,748,900	630	(630)	—	—	—
Net Income for the period	—	—	—	544	—	544
Balance as of March 31, 2005	2,932,159	674	726	1,926	(1)	3,326
Loss on foreign currency translation	—	—	—	—	(67)	(68)
Net Income for the period	—	—	—	482	—	482
Balance as of March 31, 2006	2,932,159	674	726	2,408	(68)	3,740
Gain on foreign currency translation	—	—	—	—	139	139
Net Income for the period	—	—	—	410	—	410
Balance as at March 31, 2007	2,932,159	674	726	2,818	71	4,289

The accompanying notes form an integral part of these financial statements.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
STATEMENTS OF CASH FLOWS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2005	2006	2007
Cash flows from operating activities
Net income	$544	$482	$410
Adjustments to reconcile net income to net cash
provided (used) in operating activities:
Depreciation	190	240	243
Deferred tax expense	168	34	79
Loss on sale of property and equipment	(26)	5	(67)
Changes in assets and liabilities
Accounts receivable	82	4	(574)
Unbilled Receivable	5	(2,039)	200
Inventories	(81)	(98)	177
Prepaid expenses and other current assets	39	(473)	(37)
Trade payables	(469)	792	(1,214)
Other current liabilities	314	(302)	(15)
Security Deposit from joint ventures	—	340	—
Other non-current liabilities	11	528	1,140
Non-current assets	(111)	(91)	126
BOT Project under Progress	—	(1,595)	(1,380)
Net cash used in (provided by) operating activities	666	(2,173)	(911)
Cash flows from investing activities
Purchase of property and equipment	(517)	(1,415)	(727)
Proceeds from sale of property and equipment	42	26	10
Non Current Investments	(285)	506	(224)
Investment in joint ventures	—	(43)	111
Restricted cash	104	(483)	654
Net cash (used in) provided by investing activities	(656)	(1,409)	(176)
Cash flows from financing activities
Net movement in cash credit and bank overdraft	156	2,294	(628)
Proceeds from other short-term borrowings	58	44	165
Proceeds from long-term borrowings	248	2,343	1,497
Repayment of long-term borrowings	(426)	(752)	(966)
Due to related parties, net	20	(63)	572
Net cash provided by financing activities	56	3,866	640
Effect of exchange rate changes on cash and cash equivalents	1	(7)	(4)
Net increase (decrease) in cash and cash equivalents during the year	67	277	(450)
Add: Balance as at the beginning of the year	195	262	539
Balance as at the end of the year	$262	$539	$89

Supplementary information to Cash flow Statement

	Year ended	Year ended	Year ended
	March 31, 2005	March 31, 2006	March 31, 2007
Cash paid during the year
Income tax	184	270	170
Interest	248	293	386
Non – Cash Items:
Common stock issued on conversion of additional paid in capital	630	—	—

The accompanying notes form an integral part of these financial statements.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

1. BACKGROUND

a) Incorporation and History

     Sricon Infrastructure Private Limited (“SIPL” or “Sricon”) is an Infrastructure Company and has established itself as one of the major players in the infrastructure projects like National Highways, Civil and Structural Engineering Works for Power Plants, Steel Mills, Sugar Plants, Turnkey Contract of Power Supply System, Water Supply Schemes, Mining, Quarrying and works for Cement Plant. SIPL was built on the solid foundations of experience, expertise and technological insight Mr. R. L. Srivastava, the Company Chairman and Managing Director, who started his career as a Civil Engineering Contractor. The Company was incorporated in 1997 with the Registrar of Companies, Maharashtra in the name of “Srivastava Construction Private Limited”.

     Until the formation of SIPL, the Infrastructure construction work was carried on under the banner of Vijay Engineering Enterprises “VEE” (partnership concern). SIPL was incorporated with an avowed objective of taking up large scale infrastructure projects in sectors such as Highways, Water Management System, Power and Cement Plants, etc., and with a view to consolidate all infrastructure activities under one roof so as to garner better synergy – business profile as well as cost management – VEE was merged with SIPL.

     Some of the notable client for which the Company has undertaken infrastructure projects includes National Highway Authority of India, National Thermal Power Corporation, Western Coalfields Limited, Larsen & Turbo Limited, Nagpur Municipal Corporation, Bharat Heavy Electrical Limited and Hindustan Steelworks Construction Limited.

     The company is accredited with ISO 9001:2000 Certification and the scope for registration being

     “To execute projects in the field of construction comprising of Road Works, Industrial Building/Infrastructure Projects, Plants foundations, Housing/Colony construction, bridge construction, Water works, Refractory Works and Jetty Works ”.

b) Description of Business

     The current infrastructure construction business of the company primarily comprises:

  Road Construction and Maintenance

  Canal and Earth work

  Maintenance of Cement Plant including Refractory work

  Civil work for Power and Steel Plants

  Limestone and Coal Mining

c) Industry Overview

     The size of the construction industry in India is over USD 28 billion, which accounts for more than 6% of the GDP. This industry is the largest employer in the country – almost 32 million people. The sector is riding on a high growth wave powered by the large spends on the on going infrastructure programs – evidenced all over the country in the form of new highways, dams, power plant and pipelines. The sectors contributing to the high growth rates are Power, Transport, Petroleum and urban Infrastructure.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     According to Indian Prime Minister Dr. Manmohan Singh, while addressing the Finance Ministers of ASEAN countries, at the Indo ASEAN Summit at New Delhi, has informed the august gathering that India needs USD 150 billion at the rate of USD 15 billion per annum for next 10 years. Out of these projections, India is getting FDI at the rate of USD 5 billion per annum. More than 50% of the FDI’s will be utilized for Infrastructure, Telecom, and Power among others.

     As relates to roads, the Golden Quadrilateral is progressing well with an extent of approximately 4,500 miles followed up with north-south corridor of 13,300 miles. Besides, the Government is also planning to have East and West Coast corridors.

     The Nodal Agencies – NHAI, NTPC, NHPC, and PGCL – have ambitious plans over the 10th and 11th Five Year Plans. (USD 81,438 million in the 10th Plan itself). The value of overseas projects, under execution by Indian Companies, is conservatively estimated to be around USD 4,176 million covering major markets being Malaysia, Middle East, and East Africa. The Industry is characterized by a large number of players – a trend mirrored even in larger and mature markets such as the US and Japan. No single company controls a very large share of the overall market.

     The Infrastructure Budget of the Government for the 10th Plan (FY 02-07) is as under:

	(USD in Millions)
Sector	FY20 01-04	FY20 04-07
Roads	$7,656.61	$14,617.16
Power	9,280.74	19,721.57
Oil & Gas	8,816.70	15,313.22
Ports/ Airports/ Shipping	2,088.16	3,712.29
Railways	7,424.59	11,136.89
Telecom	15,313.22	16,937.35
Total	$50,580.02	$81,438.48

     The Outlay for the Central Sector Roads alone is USD 12,642.69 million.

     The position of on-going Road Projects in India is:

	(USD in Millions)
Funding Agency/Source	No. of Projects	Total Value
NHAI	$50	$2,218.46
World Bank	15	1,043.20
Asian Development Bank	8	290.14
Annuity	8	546.10
BOT	7	768.90
Total	$88	$4,866.80

d) Business

     Sricon Infrastructure Private Limited (“SIPL” or “Sricon”) is a leading Infrastructure Company and has established itself as one of the major players in the infrastructure projects like National Highways, Civil and Structural Engineering Works for Power Plants, Steel Mills, Sugar Plants, Turnkey Contract of Power Supply System, Water Supply Schemes, Mining, Quarrying and works for Cement Plant.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     The Company has signed MOU’s with industry majors like Systems America and Hindustan Steel Works Construction Limited “HSCL”, the company is well geared to participate in large value projects. The company has also been pre-qualified by National Highway Authority of India for bidding in various projects.

     National Highway Authority of India is implementing highways projects worth USD 12,529 million including the Golden Quadrilateral Projects. It is well geared to implement this scheme under a fast track method, as sufficient funds are available with it by way of the tax collected on petrol and diesel. With the support of large corporate houses with which the company has a tie up, it would not be difficult for the company to garner large orders annually. The company is pre-qualified to bid on contracts with values up to USD 116 million. As an example, the company has already won a contract for USD 24.36 million (excluding escalation and variation amount of USD 10.44 million) from National Highway Authority of India in joint venture name i.e. HSCL-SIPL (JV) with Hindustan Steel Works Construction Limited in the year 2005-06 from mile 62,600 to 82,000 of Nagpur Hyderabad section of National Highway 7 in Maharashtra.

     The company has entered into the following strategic technical alliances to improve its technical capabilities:

  With Systems America Inc.: Systems America Inc. is an established and leading American company engaged in construction and development of infrastructure projects, would support SIPL for large highways projects.

  With MECON Limited: MECON Limited is a public enterprise having vast experience in engineering and turnkey execution of civil construction and infrastructure projects and would assist SIPL to undertake projects in the GCC countries on turnkey basis.

  With Hindustan Steelworks Construction Limited (“HSCL”): HSCL is a Government undertaking having vast experience in turnkey execution of civil construction and infrastructure projects and would assist SIPL in participating in various packages of NHAI in Maharashtra and Madhya Pradesh valuing USD 225 million.

     This is clearly evident from the following illustrative list of demanding clients for whom over the last three decades; SIPL has successfully completed various infrastructure projects.

  National highway Authority of India

  Projects on BOT basis

  National Thermal Power Corporation

  Maharashtra Jeevan Pradhikaran

  Western Coalfields Limited

  Larsen and Tubro Limited

  Public Works Department

  Nagpur Municipal Corporation

  Nagpur Improvement Trust

  Bharat Heavy Electricals Limited

  Hindustan Steelworks Construction Limited

  Pradhan Mantri Gram Sadak Yojana

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     The Company’s registration with the following entities reflects its technical expertise, project execution capabilities and reliability:

  Central Public Works Department

  National Building Construction Corporation Limited

  Engineers Project India Limited

  Mecon

  Hindusthan Construction Limited

  National Project Construction Limited

  Sardar Sarovar Narmada Nigam Limited

  R & B Division, Amveli

  Nagpur Municipal Corporation

  Nagpur Improvement Trust

e) Risks and Threats

  The industry is highly governed by the political environment and economical policies prevalent within the country since significant portion of infrastructure spending originates from the Government. Any adverse change in the policies may slow down the Government’s commitment towards Infrastructure development.

  Competition:

Foreign Competition – The Government has opened the sector to foreign companies who can bid on projects on their own, or through joint ventures with domestic companies. This could create more competition in the future.

Domestic Competition - The Company faces two types of competition in the domestic sector:

(i)	Competition from the local players in and around their state, typically this is applicable to low value contracts.

(ii)	Marketing / Business Development - Construction contracts for infrastructure in India are offered by the Government sector, Central Government and the State Governments. Funds for these are allocated through their budgetary support as well as through international and domestic financial institutions such as World Bank, Asian Development Bank, Japan Bank for International co-operation, Housing & Urban Development Corporation, National Bank for Agricultural & Rural Development, etc. In view of the nature of our market, the major sources of information of ensuing tenders for construction contracts are newspapers and government gazettes. In addition to these, construction contracts are also offered by the private sector.

f) Strengths and Opportunities

  The Company is an integrated construction and infrastructure development company with front-end civil engineering and design skills.

  The Company has project specific tie-ups and partnership with reputed national and international organizations.

  The Company has sufficient resources, technology and manpower skills. This enables us to pre-qualify for major works in India in public, private sector and international tenders.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

  The Company has a diversified servicing capability, in terms of industry segment within the infrastructure industry. We have expertise in water management, wastewater drains, laying of power transmission lines, construction of roads, housing, airport, sea port, maintenance of cement plant, canal and earth work.

  Indian Market - The Indian Infrastructure Sector is in a boom and all major infrastructure projects including roads through out the country, seaports and airports offer fast growing opportunities. Further opportunities in Railways, Irrigation and Hydropower projects etc. offer great opportunities.

  Global Market – A number of Infrastructure projects on global tender basis are being floated in the International Market, specifically by the developing nations such as countries in Middle East, Sri Lanka and East Africa.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a) Basis of preparation

     The financial statements for the years ended March 31, 2005, 2006 and 2007 have been prepared in accordance with accounting principles generally accepted in the United States of America (‘US GAAP’). The significant accounting policies adopted by SIPL, in respect of these financial statements, are set out below.

     These Financial statements have been prepared in US Dollars (USD), the national currency of United States of America.

b) Foreign Currency Translation

     The accompanying financial statements are reported in U.S. dollars. The Indian rupee is the functional currency for the company. The translation of the functional currencies into U.S. dollars is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as other comprehensive income/(loss), a separate component of shareholders’ equity.

     Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates prevailing on the date of transaction. Gains or losses resulting from foreign currency transactions are included in the statement of income. Share Capital issued has been recorded at historical rates whereas those existing on March 31, 2004 have been translates at the rates prevailing on that date.

     The exchange rates used for translation purposes are as under:

Year	Month end Average Rate (P&L rate)	Year end rate (Balance sheet rate)
2004-05	INR 44.85 per USD	INR 43.62 per USD
2005-06	INR 44.18 per USD	INR 44.48 per USD
2006-07	INR 45.11 per USD	INR 43.10 per USD

c) Revenue recognition

     Sales and services include adjustments made towards liquidated damages, price variation and charges paid for discounting of receivables arising from construction/project contracts on a non-recourse basis, wherever applicable.

     Revenue is recognized based on the nature of activity when consideration can be reasonably measured and there exists reasonable certainty of its recovery.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     Revenue from sale of goods is recognized when substantial risks and rewards of ownership are transferred to the buyer under the terms of the contract.

     Revenue from construction/project related activity and contracts for supply/commissioning of complex plant and equipment is recognized as follows:

a)	Cost plus contracts: Contract revenue is determined by adding the aggregate cost plus proportionate margin as agreed with the customer and expected to be realized.

b)	Fixed price contracts: Contract revenue is recognized using the percentage completion method. Percentage of completion is determined as a proportion of cost incurred-to-date to the total estimated contract cost. Changes in estimates for revenues, costs to complete and profit margins are recognized in the period in which they are reasonably determinable

     Full provision is made for any loss in the period in which it is foreseen.

     Revenue from property development activity is recognized when all significant risks and rewards of ownership in the land and/or building are transferred to the customer and a reasonable expectation of collection of the sale consideration from the customer exists.

     Revenue from service related activities and miscellaneous other contracts are recognized when the service is rendered using the proportionate completion method or completed service contract method.

d) Use of estimates

     The preparation of financial statements in conformity with US GAAP requires the use of management estimates and assumptions that affect the amounts reported. These estimates are based on historical experience and information that is available to management about current events and actions that the Company may take in the future. Significant items subject to estimates and assumptions include revenue recognition, the useful lives and the evaluation of impairment of property and equipment, the income tax, the contingencies and the provision for impairment of receivables and advances. Actual results could differ from these estimates.

e) Joint venture

     The Company’s interest in jointly controlled entities is initially recognized at cost.

f) Restricted cash

     Restricted cash consists of deposits pledged with various government authorities and deposits restricted as to usage under lien to banks for guarantees and letters of credit given by the Company. The restricted cash is primarily invested in time deposits with banks.

g) Cash and cash equivalents

     Cash includes cash in hand, cash with banks and cash equivalents, which represent highly liquid deposits with an original maturity of ninety days or less. All the investments which include government securities are classified as non current investments (refer Note 2 (i)).

h) Accounts receivable

     Accounts receivables are recorded at the invoiced amount. Account balances are written off when the company believes that the receivables will not be recovered. The company’s bad debts are included in selling and general administrative expenses. The company did not recognize any bad debts during the year ended March 31, 2005, 2006 and 2007, respectively.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

i) Investments

     Investments are initially measured at cost, which is the fair value of the consideration given for them, including transaction costs. Investments generally comprises of fixed deposits with banks.

j) Inventories

     Inventories primarily comprise finished goods, raw materials, work in progress, stock at customer site, stock in transit, components and accessories, stores and spares, scrap and residue, real estate. Inventories are stated at the lower of cost or estimated net realizable value.

     The Cost of various categories of inventories is determined on the following basis:

     Raw Material are valued at weighted average of landed cost (Purchase price, Freight inward and transit insurance charges), Work in progress is valued as confirmed, valued & certified by the technicians & site engineers and Finished Goods at material cost plus appropriate share of labor cost and production overhead. Components and accessories, stores erection, materials, spares and loose tools are valued on a First-in-First out basis. Real Estate is valued at the lower of cost or net realizable value.

k) Property and equipment

     Property and equipment is stated at historical cost, net of accumulated depreciation. All direct costs relating to the acquisition and installation of property and equipment are capitalized

     Depreciation is recorded on a straight-line basis over the estimated useful lives of the assets as follows:

Category	Years
Buildings	25
Plant and Machinery	20
Computer Equipment	3
Office Equipment	5
Furniture and Fixtures	5
Vehicles	5
Leasehold Improvements	Over the period of lease or useful life (if less)

     Assets individually costing INR 5 (equivalent to USD 0.116 as at March 31, 2007) or less are fully depreciated in the year of purchase.

     Land is not depreciated.

     The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

     Gains and losses arising from retirement or disposal of property and equipment are determined as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in the statement of operations on the date of retirement and disposal.

     Costs of additions and substantial improvements to property and equipment are capitalized. The costs of maintenance and repairs of property and equipment are charged to operating expenses.

l) Asset retirement obligations

     Asset retirement obligations associated with the Company’s leasehold land are subject to the provisions of FAS No. 143 “Accounting for Asset Retirement Obligations” and related interpretation, FIN No. 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143” . The lease agreements

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

entered into by the Company may contain clauses requiring restoration of the leased site at the end of the lease term and therefore create asset retirement obligations. The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and capitalizes the cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value of each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. Upon settlement of the liability, the Company either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

m) Foreign currency transactions

     Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency Indian Rupees at the rates of exchange in effect at the balance sheet date. Transactions in foreign currencies are recorded at rates ruling on the transaction dates. Gains or losses resulting from foreign currency transactions are included in the statement of operations.

n) Operating leases

     Lease payments under operating leases are recognized as an expense on a straight-line basis over the lease term.

o) Capital leases

     Assets acquired under capital leases are capitalized as assets by the Company at the lower of the fair value of the leased property or the present value of the related lease payments or where applicable, the estimated fair value of such assets. Amortization of leased assets is computed on straight line basis over the useful life of the assets. Amortization charge for capital leases is included in depreciation expense.

p) Impairment of long – lived assets

     The Company reviews its long-lived assets, including identifiable assets with finite lives, for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be fully recoverable. Such circumstances include, though are not limited to, significant or sustained declines in revenues or earnings and material adverse changes in the economic climate. For assets that the Company intends to hold for use, if the total of the expected future undiscounted cash flows produced by the assets or asset Company is less than the carrying amount of the assets, a loss is recognized for the difference between the fair value and carrying value of the assets. For assets the Company intends to dispose of by sale, a loss is recognized for the amount by which the estimated fair value less cost to sell is less than the carrying value of the assets. Fair value is determined based on quoted market prices, if available, or other valuation techniques including discounted future net cash flows.

q) Borrowing costs

(i) Capitalized interest

     The interest cost incurred for funding a qualifying asset during the construction period is capitalized based on actual investment in the asset at the average interest rate. The capitalized interest is included in the cost of the relevant asset and is depreciated over the estimated useful life of the asset.

(ii) Debt issue expenses

     The Company defers and amortizes debt issue expenses over the term of the related borrowing based on the effective interest method.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

r) Provision for Warranties and Liquidated Damages

     The company recognizes warranty claims and liquidated damages as and when they are probable/ incurred. In past years the company does not have any material warranty claims. The liquidated damages recognized during year ended March 31, 2005, March 31, 2006 and March 31, 2007 are USD 7, 21 and 21 respectively. The liquidated Damages are included in cost of revenue.

s) Employee benefits

(i) Gratuity Plan

     In accordance with Indian law, the Company provides for gratuity obligations through a defined benefit retirement plan (the ‘Gratuity Plan’) covering all employees. Under the Gratuity Plan, a lump sum payment to vested employees is made at retirement or termination of employment based on the respective employee’s salary and the number of years of employment with the Company. The Company provides for the Plan based on actuarial valuations in accordance with FAS No. 87, “Employers’ Accounting for Pensions”.

(ii) Provident Fund and employees’ state insurance schemes

     In accordance with Indian law, all employees of the Company are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employees and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India (GoI). In addition some employees of the Company are covered under the employees’ state insurance schemes, which are also defined contribution schemes recognized by the Indian Revenue Authorities, and are administered through the GoI.

     The Company’s contributions to both these schemes are expensed in the statement of operations. The Company has no further obligations under these plans beyond its monthly contributions.

(iii) Compensated absences

     The employees of the Company are entitled to be compensated for absences based on the unused leave balance and the last drawn salary of the respective employees. The Company has provided for the liability on account of compensated absences in accordance with FAS No. 43, “Accounting for Compensated Absences”.

t) Income taxes

     In accordance with the provisions of FAS 109, “Accounting for Income Taxes”, income taxes for the years ended March 31, 2005, 2006 and 2007 are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period in which the change is enacted. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized.

u) Preoperating costs

     Preoperating costs represent certain marketing and administrative expenses incurred prior to the commencement of commercial operations of the new line of business. These costs are expensed as incurred.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

v) Earnings per share

     In accordance with FAS 128, “Earnings Per Share”, a basic earnings per equity share is computed using the weighted average number of equity shares outstanding during the period. Diluted earnings per equity share are computed using the weighted average number of common and dilutive common equivalent equity shares outstanding during the period except where the result would be anti-dilutive.

w) Recent accounting pronouncements

     In September 2006, the FASB issued FAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Benefit Plans” (FAS 158). This Statement requires companies to recognize the over-funded or under-funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position. The Company has applied FAS 158 which has no impact on the financial statements.

     In May 2005, the FASB issued FAS No. 154, “Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3” (FAS 154). This Statement replaces APB Opinion No. 20, “Accounting Changes,” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” This Statement requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impractical to determine either the period-specific effects or the cumulative effect of the change. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. The Company adopted FAS 154 for accounting changes and corrections of errors made after the adoption date. The adoption of the provisions of FAS 154 did not have an impact on the Company’s financial statements.

     In September 2006, the Securities and Exchange Commission (‘SEC’) staff issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (‘SAB 108’). SAB 108 provides guidance on how prior year misstatements should be taken into consideration when quantifying misstatements in current year financial statements for purposes of determining whether the current year’s financial statements are materially misstated. The provisions of SAB 108 are required to be applied by registrants in their annual financial statements covering fiscal years ending on or before November 15, 2007. The adoption of the provisions of SAB 108 did not have an impact on the Company’s financial statements.

     In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The provisions of FIN 48 will be applied beginning in the first quarter of 2008 (i.e. from April 1, 2008), with the cumulative effect of the change in accounting principle recorded as an adjustment to retained earnings. The Company is currently assessing the impact of the adoption of this Interpretation on its financial statements.

x) Reclassification

     Certain items previously reported in specific captions of the financial statements have been reclassified to conform to the current year’s presentation.

3. INVESTMENT IN JOINT VENTURES

     The company has entered into a joint venture dated March 24, 2005 with Hindustan Steel Works Limited having a participation of 49% and 51%, respectively for the purpose of preparation and submitting the bids and executing the contract works in the name of HSCL – SIPL (JV) for National Highway Authority of India. The principal objective of joint venture is construction of a four lane highway from km marker 94,000 to km 123,000 of the Nagpur – Hyderabad Section of NH-7 in the State of Maharashtra.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

4. PROPERTY AND EQUIPMENT, NET

     Property and equipment consist of the following:

	As of	As of
Particulars	March 31, 2006	March 31, 2007
Land	43	45
Buildings	43	49
Plant & Machinery	4,658	5,468
Electrical Installation	—	—
Roads	—	—
Computers	53	58
Furniture and Fixture	54	56
Office equipment	23	25
Vehicles	160	165
Leasehold Improvements	155	160
Total	5,189	6,026
Less: Accumulated depreciation	842	1,123
Net	4,347	4,903

     Plant & Machinery included plant & machinery and commercial vehicles acquired under capital leases amounting to USD 2,086 and 2,372 as of March 31, 2006 and 2007, respectively (net of accumulated depreciation of USD 1,480 and 1,697 as at March 31, 2006 and 2007, respectively).

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which were still in active use, are as follows:

	As of	As of
Particulars	March 31, 2006	March 31, 2007
Furniture and Fixture	15	19
Office equipment	10	11
Vehicles	14	17
Leasehold Improvements	44	86
Total	83	133

     All property and equipment of the Company have been pledged as collateral for its secured borrowings.

5. INCOME TAXES

     The Company accounted for the deferred tax assets and liabilities as of March 31 2005, 2006 and 2007, on the temporary differences.

     The primary components of the income tax expense were:

	Year ended March 31,
	2005	2006	2007
Current Tax Expense	195	145	278
Deferred Tax Expenses / (Income)	168	34	79
Income Tax Expense / (Income)	363	179	357

     The reconciliation between the provisions for income tax to the amount computed by applying the statutory income tax rate to the income before provision for income tax is summarized below:

	Year ended March 31,
	2005	2006	2007
Net Income before Taxes	907	668	779
Enacted Tax Rates in India	36.5925%	33.6600%	33.9900%
Computed Tax Expense / (Income)	(332)	(225)	(265)
Increase / (reduction) in taxes on account of:
Effect of changes in tax rate	2	(12)	1
Timing Differences	693	416	620
Income tax expense / (income) reported	363	179	357

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     The components that gave rise to deferred tax assets and liabilities included in the balance sheet were as follows:

	As of	As of
	March 31, 2006	March 31, 2007
Deferred Tax Assets
Retirement Benefits	9	11
	9	11
Deferred Tax Liabilities
Property and equipment	(450)	(549)
	(450)	(549)
Net deferred tax liability	(441)	(538)

6. SHORT TERM BORROWINGS AND CURRENT PORTION OF LONG TERM DEBT

	As of	As of
	March 31, 2006	March 31, 2007
Secured	2,787	2,069
Unsecured	102	278
Total	2,889	2,347
Add:
Current portion of long term debt	979	1,299
Total	3,868	3,646

     The above-secured borrowings were secured by collateralization against the company’s inventory and receivables

     The weighted average interest rates on the short-term borrowings were 13.16% and 13.34% for the years ended March 31, 2006 and 2007, respectively.

     The details of unused lines of credit (Cash credit) were as follows:

	As of	As of
	March 31, 2006	March 31, 2007
Secured	87	109

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

7. EMPLOYEE BENEFITS

     Gratuity plan:

     The measurement dates for the Company’s Gratuity Plan were March 31, 2006 and 2007. The following table sets forth the changes in the projected benefit obligation and amounts recognized in the Company’s balance sheet as of the respective measurement dates:

	As of	As of
	March 31, 2006	March 31, 2007
Change in Projected Benefit Obligation
Accumulated Benefit Obligation	9	13
Projected Benefit obligation at the beginning of the year	13	22
Current Service Cost	2	3
Interest Cost	1	2
Benefits paid	—	—
Actuarial (gain)/ loss	5	2
Projected Benefit obligation at the end of the year	21	29
Net amount recognized	21	29

     The components of the net gratuity cost were as follows:

	For Year Ended
	March 31, 2005	March 31, 2006	March 31, 2007
Current Service Cost	2	2	3
Interest Cost	1	1	2
Recognized actuarial (gain)/loss	—	(5)	(2)
Net Gratuity Cost	2	(1)	2

     The net gratuity accrued liabilities, were as follows:

	As of	As of
	March 31, 2006	March 31, 2007
Net Gratuity Liability	21	29

     The weighted average assumptions used to determine the benefit obligations were as follows:

	Year ended	Year ended
	March 31, 2006	March 31, 2007
Discounting Rate	8.00%	8.00%
Rate of Compensation increase	5.50%	5.50%

     The weighted average assumptions used to determine the net periodic cost were as follows:

	Year ended	Year ended
	March 31, 2006	March 31, 2007
Discounting Rate	8.00%	8.00%
Rate of Compensation increase	5.50%	5.50%
Return on plan asset	0.00%	0.00%

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     Actuarial gains and losses are recognized as and when incurred. The Company has not recognized any of the following as of March 31, 2005, 2006 and 2007:

  unamortized prior service cost

  unrecognized net gain or loss

  the remaining unamortized, unrecognized net obligation existing at the initial date of application of FAS 87 or FAS 106; and

  any intangible asset and the amount of accumulated other comprehensive income recognized pursuant to paragraph 37 of FAS 87, as amended.

     The estimated amounts of gratuity benefits expected to be paid in each of the next 5 years and in the aggregate for 5 years thereafter, are as follows:

As of
March 31, 2007
Year Ending March 31, 2008	1
Year Ending March 31, 2009	2
Year Ending March 31, 2010	2
Year Ending March 31, 2011	2
Year Ending March 31, 2012	1
Year Ending March 31, 2013 - 17	22
Total	30

     Actuarial gains and losses are recognized as and when incurred. The Company has not recognized any of the following as of March 31, 2006 and 2007:

  unamortized prior service cost

  unrecognized net gain or loss

  the remaining unamortized, unrecognized net obligation or net asset existing at the initial date of application of FAS 87 or FAS 106; and

  any intangible asset and the amount of accumulated other comprehensive income recognized pursuant to paragraph 37 of FAS 87, as amended.

c) Provident Fund

     The Company’s contribution towards the Provident Fund amounted to USD 11, 14 and 12 for the years ended March 31, 2005, 2006 and 2007, respectively.

3. LONG TERM DEBT

     Long-term debt comprises:

	As of	As of
	March 31, 2006	March 31, 2007
Secured
Term loans	890	1,568
Loan for assets purchased under capital lease	1,944	1,913
Total	2,834	3,481
Less: Current portion (Payable within 1 year)	979	1,299
Total	1,855	2,182

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     The secured loans were collateralized by:

  Unencumbered Net Asset Block of the Company

  Equitable mortgage of properties owned by promoter directors/ guarantors

  Term Deposits

  Hypothecation of receivables, assignment of toll rights

  First charge on Debt-Service Reserve Account

     The scheduled repayments of the long term debts during the next 5 years and beyond are as follows:

As of
Year	March 31, 2007
2008	1,299
2009	1,073
2010	782
2011	326
2012	—
Total	3,481

     The details of secured term loans are as follows:

	As of	As of
	March 31, 2006	March 31, 2007
Term Loans	2,932	2,376

     The amounts payable for the capital lease obligation would be 712, 531, 251 and 2 for the years ending March 31, 2008, 2009, 2010 and 2011, respectively.

     Under the loan agreements, the company must maintain, among other things, certain specified financial ratios, with which the company was in compliance as of March 31, 2007.

4. DIVIDENDS

     Final dividends proposed by the Board of Directors will be payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. Interim dividends will be declared by the Board of Directors without the need for shareholders’ approval.

     Dividends payable to equity shareholders will be based on the net income available for distribution as reported in the Company’s financial statements prepared in accordance with Indian GAAP. Dividends can only be declared and paid in Indian Rupees and/or converted into foreign currency for an equivalent amount in cases where dividend is permitted to be repatriated.

     Under the Indian Companies Act 1956, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10%, depending on the dividend percentage to be declared in such year. Dividends can be distributed out of the general reserve in case of a loss or inadequacy of current distributable profits. Presently, the Company is required to pay dividend tax on the total amount of the dividend declared, distributed or paid at the specified tax rate including surcharge (applicable tax rate is 16.99% as at March 31, 2007).

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     The Company has not paid any dividends from inception through March 31, 2007.

     Under the agreements with the lenders, lender specific permission will be required in certain cases for distributing dividends. The company has an outstanding secured loan of USD 1.57 million from the Bank of India wherein the company has submitted a stamped undertaking to the Bank; the company shall not without the Banks written permission declare dividend for any year except out of the profits relating to that year after meeting all the financial commitments to the bank and making all dues and necessary provisions.

5. DONATIONS

     Donations were made to premier educational institutions and others amounting to USD 8, 5 and 7 for the years ended March 31, 2005, 2006 and 2007, respectively and were included in selling, general and administration expenses in the statements of operations.

6. RELATED PARTY TRANSACTIONS

     The Company has entered into transactions with the following related parties.

     Key management personnel:

     Mr. R.L Srivastava

     Mr. S.P Srivastava

     Mrs.I.R Srivastava

     Other related parties (entities which are controlled or significantly influenced by the key management personnel and their close relatives)

     Biharilal Srivastava

     Gulablal Srivastava

     Ramdularidevi Srivastava

     R. D. Srivastava

     Aurobindo Laminations Limited

     Narbada Finance & Leasing Private Limited.

     Vijay Engineering Enterprise Private Limited

     Srivastava Construction Company

     Reaselack Polymers Private Limited

     Srivastava Hi-Tech Pro-Oil Complex Priavte Limited

     Bhalchandra Finance & Leasing Company Limited

     Joint Ventures

     HSCL – SIPL (JV)

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     The transactions and balances with the following related parties are described below:

	Year ended March 31, 2005
	Key Management	Other Related
Relationship	Personnel	Parties
Fund Transferred	—	90
Fund Received	—	(151)
Purchase of Assets	—	(269)
Sale/transfer of Assets	—	130
Employee related transaction by the Company	—	1
Employee related transaction for the Company	—	—
Expenses incurred by the Company	114	446
Expenses incurred for the Company	(33)	(891)
Closing Balance receivable / (payable)	(266)	(1,188)

	Year ended March 31, 2006
	Key Management		Other Related
Relationship	Personnel	Joint Venture	Parties
Fund Transferred	—	(193)	437
Fund Received	—	—	(913)
Purchase of Assets	(39)	—	(2)
Sale/transfer of Assets	—	—	1
Employee related transaction by the Company	—	2	1
Employee related transaction for the Company	—	(0)	(2)
Expenses incurred by the Company	168	169	818
Expenses incurred for the Company	(63)	(82)	(9)
Closing Balance receivable / (payable)	(190)	42	(1,173)

	Year ended March 31, 2007
	Key Management		Other Related
Relationship	Personnel	Joint Venture	Parties
Fund Transferred	—	15	780
Fund Received	—	(151)	(1,258)
Purchase of Assets	—	(1)	—
Sale/transfer of Assets	—	—	1
Employee related transaction by the Company	—	—	—
Employee related transaction for the Company	—	(1)	—
Expenses incurred by the Company	634	21	150
Expenses incurred for the Company	(172)	(32)	(73)
Closing Balance receivable / (payable)	79	(455)	(1,630)

     Purchase & sale/ transfer of assets – included primarily purchase & sale/ transfer of Plant and Machinery for and by the key management personnel, joint venture and other related parties.

     Employee related transactions – included primarily salary, wages and other allowances to employees, traveling and boarding expenses incurred for and by joint venture and other related parties.

     Expenses incurred – included primarily cost of sales and selling, general & administrative expenses incurred for and by joint venture and other related parties.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     Transactions with related parties were at competitive market prices as charged to unaffiliated customers for similar services or charged by other suppliers.

7. SEGMENT INFORMATION

     The Company follows the provisions of SFAS No 131 “Disclosure about Segments of an Enterprise and Related Information”. SFAS No 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single infrastructure construction segment.

13. COMMITMENTS AND CONTINGENCIES

     The company has to observe the laws, government orders and regulations of the state in which they operate. A number of them are currently involved in administrative proceedings arising out of the normal conduct of their business. In the opinion of management, however, the outcome of these actions will not materially affect the financial position, result of operations or cash flow.

Commitments

a) Capital commitments

     The estimated amount of contracts remaining to be executed on capital account not provided for as on March 31, 2005, March 31, 2006, March 31, 2007 are USD zero.

b) Guarantees

     The Company had outstanding financial / performance bank guarantees of USD 1,031, USD 4,116 and USD 153 as of March 31, 2005, March 31, 2006, March 31, 2007.

Contingencies

a)	The company was awarded a contract from National Highway Authority of India (‘NHAI’) in 2004-05, for restoring the Jaipur – Gurgaon National Highway 8. The total contract value was USD 5.10 million to be completed in 9 months. The entire stretch of the site was handed over on piecemeal basis without any defined schedule in contravention with contractual provisions and approved construction program and methodology. This has resulted in additional costs due to additional deployment of resources for prolonged period. Thus, the company invoked the escalation clause of the contract and filed a claim of USD 7.65 million. The dispute has been referred to arbitration. The company has not recognized the claim amounts on its books.

b)	The company was awarded a contract from National Highway Authority of India (‘NHAI’) in 2001-02 for construction of a four lane highway on the Namkkal bypass on National Highway 7, in the state of Tamilnadu. The total contract value was USD 4 million and the construction was to have been completed by November 30, 2002. The escalation and variation claim of USD 4.94 million is pending with NHAI. An arbitration process was initiated on July 3, 2007. The company has not recognized the claim amounts on its books.

14. CONCENTRATION OF CREDIT RISK

     The Company is concentrated on projects undertaken by government and government enterprises.

SRICON INFRASTRUCTURE PRIVATE LIMITED
(Formerly Srivastava Construction Private Limited)
NOTES TO FINANCIAL STATEMENTS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

     Company’s business therefore requires that we continue to maintain pre-qualified status with key clients and we are not disqualified from future projects that these clients may award. Company’s major clients vary from period to period depending on the demand and the completion schedule of projects. The loss of a significant client or a number of significant clients or projects from such clients for any reason, including as a result of disqualification or dispute, may have an adverse effect on Company’s results of operations.

15. VENDOR RISK

     The Company is significantly affected by the availability, cost and quality of the raw material bought out items and fuel, which we need to construct and develop Company’s projects. The prices and supply of raw materials, bought out items and fuel depend on factors not under Company’s control, including general economic conditions, competition, production levels, transportation costs and import duties. Although we generally provide for price contingencies in Company’s contracts to limit Company’s exposure, if, for any reason, Company’s primary suppliers of raw materials, bought out items and fuel should curtail or discontinue their delivery of such materials to us in the quantities we need or at prices that are competitive or expected by us, Company’s ability to meet Company’s material requirements for our projects could be impaired, Company’s construction schedules could be disrupted, or Company’s earnings and business could suffer. Additionally, we rely on manufacturers and other suppliers and do not have control over the quality of products they supply, which may adversely affect the quality and workmanship of Company’s projects.

16. SUBSEQUENT EVENTS

     The Company has signed a Letter of Intent with India Globalization Capital, Inc. (USA) (“IGC”) dated August 28, 2007 to accept investment through its subsidiary IGC-M (Mauritius) by allotment of new equity shares leading to post investment ownership of 51% by IGC. IGC also offers to buy a 12% stake post investment directly from the promoters. On September 15, 2007 the Company signed a Share Subscription Cum Purchase Agreement and a Shareholders Agreement with India Globalization Capital, Inc (USA) for the purchase and subscription of shares resulting in a 63% post investment ownership by IGC.

TECHNI BHARATHI LIMITED
UNAUDITED CONDENSED FINANCIAL STATEMENTS
As of September 30, 2007
For the six months ended September 30, 2006, 2007

REVIEW REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To

The Board of Directors
Techni Bharathi Limited:

     We have reviewed the condensed balance sheet of Techni Bharathi Limited as of September 30, 2007, and the related condensed statements of income for the six months period ended September 30, 2007 and 2006, and cash flows for the six months period ended September 30, 2007 and 2006. These interim financial statements are the responsibility of the Company’s management.

     We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our reviews, we are not aware of any material modifications that should be made to the condensed consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the balance sheet of Techni Bharathi Limited as of March 31, 2007, and the related statements of operations, stockholders’ equity, and cash flows for each of the three years ended March 31, 2005, 2006 and 2007 (not presented herein); and in our report dated 21st September, 2007, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of March 31, 2007 is fairly stated in all material respects in relation to the consolidated balance sheet from which it has been derived.

Yoganandh & Ram
Chartered Accountants
Independent Auditors registered with
Public Company Accounting Oversight Board (USA)

Chennai, India

November 2 2007

TECHNI BHARATHI LIMITED
UNAUDITED CONDENSED BALANCE SHEETS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	As of	As of
	March 31,	September
ASSETS	2007	30, 2007
Current Assets
Cash & Cash Equivalents	$1,208	$100
Accounts Receivables	43	93
Inventories	1,284	1,784
Prepaid and Other Assets	1,231	798
Due from related Parties	218	114
Total Current Assets	3,984	2,889
Investment - Subsidiary	—	—
Investment - Others	72	78
Property, Plant & Equipment (net)	2,265	2,352
Deferred Tax Asset	199	351
Restricted Cash & Cash Equivalents	371	283
Other Assets	207	489
TOTAL ASSETS	7,098	6,442
Liabilities and Shareholder’s Equity
Current Liabilities
Short Term Borrowings and current portion of long term loan	6,079	—
Trade Payable	1,502	3,168
Other Current Liabilities	144	24
Total Current Liabilities	7,725	3,192
Long Term Debts, net of current portion	2,333	3,870
Other Liabilities	58	—
Advance from Customers	1,877	884
Total Liabilities	11,993	7,946
Share Holders Equity
Common Stock	988	988
Preferred stock	—	1,182
Additional Paid in capital	199	199
Retained Earnings	(5,948)	(3,297)
Accumulated Other Comprehensive Income / (Loss)	(134)	(576)
Total Stockholders Equity	(4,895)	(1,504)
Total Liabilities and Shareholder’s Equity	$7,098	$6,442

The accompanying notes form an integral part of these condensed financial statements

TECHNI BHARATHI LIMITED
UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Six months	Six months
	ended	ended
	September 30,	September 30,
	2006	2007
Revenue	$316	$2,855
Cost of Revenue	(633)	(2,017)
Gross Profit/ (Loss)	(317)	838
Selling, General & Administration Expenses	(151)	(280)
Depreciation	(180)	(102)
Operating Earnings / (Loss)	(648)	456
Interest Income (Net)	—	26
Interest Expenses (Net)	(408)	(331)
Other Income	189	2,661
Operating Income / (Loss) Before Income Taxes	(867)	2,812
Income Tax Expense	—	(44)
Fringe Benefit Tax Expense	—	(4)
Deferred Tax Expense	12	(35)
Income / (Loss) after Income Taxes	(855)	2,729
Provision for Dividend on Preference Stock	—	(70)
Tax on Preference Share Dividend	—	(8)
Net (Loss) / Income	(855)	2,651
(Loss) / Earnings per Share
Basic	$(0.20)	$0.64
Diluted	$(0.20)	$0.34
Weighted average number of common shares outstanding:
Basic	4,287,500	4,287,500
Diluted	4,287,500	8,037,500

The accompanying notes form an integral part of these condensed financial statements

TECHNI BHARATHI LIMITED
CONDENSED STATEMENT OF SHAREHOLDER’S EQUITY
(Amounts in Thousand US Dollars, except per share data and as stated otherwise)

							Accumulated
	Common stock		Preference Stock		Additional		other
		Par		Par	paid in	Retained	comprehensive
	Shares	Value	Shares	Value	Capital	Earnings	income / (Loss)	Total
Particulars
Balance as on
April 1, 2006	428,750	988	—	—	199	(6,484)	(141)	(5,438)
Net Income/(Loss)
for the period	—	—	—	—	—	(855)	—	(855)
Gain / Loss on Foreign
Currency Translation	—	—	—	—	—	—	166	166
Balance as on
September 30, 2006	428,750	988			199	(7,339)	25	(6,127)
Balance as on
April 1, 2007	4,287,500	988			199	(5,948)	(134)	(4,895)
Net Income/(Loss)
for the period	—	—	—	—	—	2,651	—	2,651
New Preference Share
Capital Issued	—	—	5,000,000	1,182	—	—	—	1,182
Gain/(Loss) on Foreign
Currency Translation	—	—	—	—	—	—	(442)	(442)
Balance as on
September 30, 2007	4,287,500	988	5,000,000	1,182	199	(3,297)	(576)	(1,504)

The accompanying notes form an integral part of these condensed financial statements

TECHNI BHARATHI LIMITED
     UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Six months	Six months
	ended	ended
	September	September
	30,2006	30,2007
Cash From Operating Activities
Net Income/(Loss)	$(855)	$2,651
Adjustments to reconcile net Income to net cash from
Operating activities
Depreciation	180	102
Deferred Tax (income) /Expense	(12)	35
	(687)	2,788
Changes in Assets and liabilities
Restricted cash	232	88
Accounts Receivable	12	(50)
Inventories	432	(500)
Prepaid and other Assets	146	433
Long term other assets	133	(282)
Trade Payable	2,233	1,586
Other Current liabilities	(78)	(120)
Advance from Customer	(2,075)	(993)
Other liabilities	(2)	(58)
Net cash provided by/ (used in) operating activities	346	2,892
Cash flow from Investing Activities
Purchase of property and equipment	—	(7)
Proceeds from Sale of Investments	11	—
Net cash provided by/ (used in) Investing activities	11	(7)
Cash flow from Financing Activities
Due from Related Parties	40	—
Issue of preference shares	—	1,182
Debts - net	(413)	(5,231)
Net Cash provided by/ (used in ) financing Activities	(373)	(4,049)
Net (decrease) / increase in cash and cash equivalents during the year	(16)	(1,164)
Effect of exchange rate in Cash Equivalents	10	56
Add: Balance at beginning of year	69	1,208
Balance at end of the year	$63	$100

The accompanying notes form an integral part of these condensed financial statements

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

1. COMPANY OVERVIEW AND RECENT EVENTS

a) Incorporation and History:

     A frontrunner in construction industry, TBL Limited (TBL) was incorporated in the year 1982 by a team of enterprising technocrats who, inspired by the revolutionary ideas in the field, started pursuing the goal of becoming a world-class construction specialist. For TBL, the first decade was a period of learning. The TBL team worked vigorously on projects of moderate size, finding new ways to build without compromising on quality, designing innovative building methods and charting out cost-effective construction formulas.

     The Year 1991 witnessed the company’s first foray into the strategic construction arena when Kudremukh Iron Ore Company Limited (a leading Government of India Company) assigned TBL for the construction of Lakhya Dam for a cost of US $ 2,750. Since then TBL is engaged in engineering construction contracts for national infrastructure development like highways, bridges, dams, hydro electric projects and so on.

     The company considers the people as its most valued asset. While about 500 professionals and technicians work for TBL on a regular basis, over 1000 people work on project-to-project contracts.

     Human resource development is an area of high priority at TBL. In all realms of business, like Technical, Financial and Personnel, people are given rigorous training to perfect their functional skills, thus helping bring the best out of individuals and teams. Manned by people of high caliber, every department of the company is fully computerized.

     With its foundations strong and vision futuristic, TBL has charted out ambitious expansion program. Even as it moves ahead to a new era of business developments and achievements, the formula for success remains the same and that is Build business on values

Description of Business:

     The various construction activities taken up by the company are given below:

  Roads and Bridges

  Mechanized Earthworks

  Hydro Electric Projects

  High Rise Building Complexes and Townships

  Dams and Tunnels

  Irrigation Projects

  Rail Road Construction

b) Recent Events

i)	The Company has signed a Letter of Intent with India Globalization Capital, Inc. (USA) dated 5th September, 2007 to accept investment through its subsidiary IGC(Mauritius) by allotment of new equity shares leading to post investment ownership of 74% by IGC and or its assignee.

ii)	The Company has issued and allotted 5,000,000 of Preference Shares of $0.24 each to M/s. Odeon Limited, 3rd Floor, TM Building, Pope Hennessy Street, Port Louis, Republic of Mauritius against receipt of the full money in advance before allotment and subject to the following terms and conditions:

The preference shares shall be issued at par.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

The rate of dividend shall be 15% per annum or 300 basis points above SBI PLR whichever is lower, net of taxes as applicable.

In the event of non payment of dividend in any year, it shall be cumulative.

The preference shares shall be transferable by the holder at ant time at the discretion of the holder without the prior approval of the company but subject to the provisions of the Foreign Exchange Management Act, 1999 and rules there under.

The preference shares shall be converted into equity shares on the expiry of two years from the date of allotment. However the company shall have the option to convert them earlier with in a period of two years.

The preference shares shall be, converted into equity shares in the ratio of one equity share for every convertible preference share.

On conversion the equity shares shall rank pari passu with the existing equity shares of the company.

Any other conditions as prescribed by the Government of India and Reserve Bank of India in this respect.

iii)	Interest on One Time Settlement

Other income shown in Profit and Loss Account as of 30th September 2007 includes a sum of USD 2649 towards reversal of interest debited earlier on account of One Time Settlement to Banks.

iv)	Shareholders Stock

On January 15, 2007, the company split its common stock from par value INR 100 per share (equivalent to $2.52 per share at a conversion of INR 39.75 per USD) to par value of INR 10 per share (equivalent to $0.252 per share) and increased its authorized capital to total limit of 15 million common stock of par value INR 10 per share. This resulted in an increase of issued and outstanding common stock from 428,750 shares of par value INR 100 per share to 4,287,500 shares of par value INR 10 per share. On March 30, 2007, the company restructured its authorized common stock to eight million equity stock of par value INR 10 per share and seven million of preference stock with par value INR 10 per share. All the relevant filings along with fees have been made with the Registrar of Companies on April 15, 2007.

	March 31, 2007	September 30, 2007
Authorized common stock	8,000,000 shares of INR 100 per share	8,000,000 shares of INR 10 per share
Issued and outstanding
common stock	4,287,500 shares of INR 10 per share	4,287,500 shares of INR 10 per share
Authorized preference stock	7,000,000 shares of INR 10 per share	7,000,000 shares of INR 10 per share
Issued and outstanding
preference stock	—	5,000,000 shares of INR 10 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

a) Basis of preparation

     Interim financial statements – These financial statements should be read in conjunction with the Company’s audited financial statements and footnotes thereto for the year ended March 31, 2007. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. The financial statements reflect all adjustments (consisting only of normal recurring adjustments) that are in the opinion of management necessary for a fair presentation of the Company’s financial position and results of operations

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise and cash flows for the periods shown and are in accordance with accounting principles generally accepted in the United States of America (‘US GAAP’). The operating results for the six months ended September 30, 2007 are not necessarily indicative of the results to be expected for any other interim period or any future year.

     These Financial statements have been prepared in US Dollars (USD), the national currency of United States of America.

     The Company’s financial statements have been prepared assuming the Company will continue as a going concern. The Company in its normal course of business has several significant pending claims. Management believes the Company generates sufficient operating cash flows and has access to adequate borrowing facilities to fund its working capital, its existing operations and the continued expansion.

b) Foreign Currency Translation

     The accompanying financial statements are reported in U.S. dollars. The Indian rupee is the functional currency for the company. The translation of the functional currencies into U.S. dollars is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as other comprehensive income/ (loss), a separate component of shareholders’ equity.

     Share capital issued has been recorded at the historical rates whereas those existing on 31 March 2004 have been translated at the rates prevailing on the date.

     The Exchange rates used for translation purposes are as under:

Six months ended	Month End Average Rate(P & L rate)	Period end rate (Balance Sheet rate)
30 September, 2006	INR 45.80 per USD	INR 45.95 per USD
30 September, 2007	INR 40.72 per USD	INR 39.75 per USD

c) Revenue Recognition

     For Revenue from construction contracts, we recognize revenue on construction type of contracts using the percentage of completion method of accounting where by revenue is recognized as performance under contract progresses. The Company has also made requisite adjustments in the recognized revenues under Indian GAAP (IGAAP) in order to ensure conformity with the provisions of SOP 81-1. All infrastructure contracts of TBL are in the nature of item rate contracts, where there is a Bill of Quantity (BOQ) and item rate prescribed for each activity done. As on closing date of all individual activities of the BOQ executed are jointly measured and valued at the item quoted rate. Accordingly, percentage of completion is determined in terms of the proportion of value added (the contract value of total work performed to date) to the total contract value.

d) Use of estimates

     The preparation of our financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) necessarily requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenue and cost during the reporting periods. Actual results could differ from those estimates. On an ongoing basis, we review our estimates based on information that is currently available. Changes in facts and circumstances may result in revised estimates.

Estimated losses on un-completed contracts and changes in contract estimates

     The Company records the provisions for estimated losses on uncompleted contracts in the period in which such losses are identified. The cumulative effects of revisions to contract revenue and estimated completion costs are recorded in the accounting period in which the amounts became evident and can be reasonably estimated. These

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise revisions may interalia include such items as the effects of change orders, claims, warranty claims, liquidated damages or other contractual penalties, adjustments for audit findings on government contracts and contract closeout settlements.

e) Intentionally kept Blank

f) Restricted Cash and Cash Equivalents

     The components of item are as follows:

     Fixed Deposit with various banks in order to obtain Bank Guarantees

     Margin Money Deposit for Letter of Credit

     Restricted Cash has been deposited into bank with specified period of time. Specified period is based on estimated time taken by each project. The classification of restricted cash into current and non-current is determined based on maturity date of the deposit.

g) Cash and Cash Equivalents

     The components of item are as follows:

     Cash-in-hand

     Bank balance of Current Accounts

     Highly liquid investments which has maturity period less than 90 days and maturity value will not be affected significantly in accordance with interest rate changes

h) Accounts receivable

     Accounts receivables are recorded at the invoiced amount. Account balances are charged off when the company believes that the receivables will not be recovered. The companies’ bad debts are included in selling and general administrative expenses. The Company’s charge for bad debt created for uncollectible receivables are included in selling, general and administrative expenses in the statement of operations.

i) Investments

     Investments are initially measured at cost, which is the fair value of the consideration given for them, including transaction costs.

j) Inventories

     Inventories consist primarily of construction materials and trading goods valued at lower of Cost or Market value. The following are major items of inventory:

  Work-in-progress- construction

  Work-in-progress- Real Estate

  Construction materials

  Scraps

     The cost of the above mentioned items are valued on the following basis:

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

     Construction materials are valued at weight average procurement cost which includes purchase price, fright inward and insurance charges on transportation if applicable. Work-in-progress is valued by cost incurred to that work and apportioned overheads to that project. Construction materials and scraps are valued at FIFO (“First In First Out”) basis. Work-in-progress of real estate is valued at cost or net realizable value, whichever is less.

k) Property and equipment:

     Property and equipment are stated at cost less accumulated depreciation. Depreciation of computers, construction, scrap processing and other equipments, buildings and other assets are provided based on the Straight-line method over useful life of the assets.

     The value of plant and equipment that are capitalized include the acquisition price and other direct attributable expenses. The estimated useful life of various categories of assets has been considered as under:

Asset Type	Useful Life
Building (Flat)	25 years
Computer Equipment	3 years
Furniture and Fixtures	5 years
Vehicles	5 years
Plant and Equipment	20 years

     Upon disposition, cost and related accumulated depreciation of the Property and equipment are removed from the accounts and the gain or loss is reflected in the results of operation.

     Cost of additions and substantial improvements to property and equipment are capitalized in the books of accounts. The cost of maintenance and repairs of the property and equipment are charged to operating expenses.

l) Asset retirement obligations

     Asset retirement obligations associated with the Company’s leasehold land are subject to the provisions of FAS No. 143 “Accounting for Asset Retirement Obligations”. The lease agreements entered into by the Company may contain clauses requiring restoration of the leased site at the end of the lease term and therefore create asset retirement obligations. The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and capitalizes the cost by increasing the carrying amount of the related long-lived asset.

     Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. Upon settlement of the liability, the Company either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

m) Foreign currency transactions

     Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency Indian Rupees at the rates of exchange in effect at the balance sheet date. Transactions in foreign currencies are recorded at rates ruling on the transaction dates. Gains or losses resulting from foreign currency transactions are included in the statement of operations.

n) Operating leases

     Lease payments under operating leases are recognized as an expense on a straight-line basis over the lease term.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

o) Capital leases (Lessee accounting)

     Assets acquired under capital leases are capitalized as assets by the Group at the lower of the fair value of the leased property or the present value of the related lease payments or where applicable, the estimated fair value of such assets. Amortization of leased assets is computed on straight line basis over the useful life of the assets. Amortization charge for capital leases is included in depreciation expense.

p) Impairment of long – lived assets

     The Company reviews its long-lived assets, including identifiable assets with finite lives, for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be fully recoverable. Such circumstances include, though are not limited to, significant or sustained declines in revenues or earnings and material adverse changes in the economic climate. For assets that the Company intends to hold for use, if the total of the expected future undiscounted cash flows produced by the assets or asset Company is less than the carrying amount of the assets, a loss is recognized for the difference between the fair value and carrying value of the assets. For assets the Company intends to dispose of by sale, a loss is recognized for the amount by which the estimated fair value less cost to sell is less than the carrying value of the assets. Fair value is determined based on quoted market prices, if available, or other valuation techniques including discounted future net cash flows.

q) Borrowing costs

Capitalized interest

     The interest cost incurred for funding a qualifying asset during the construction period is capitalized based on actual investment in the asset at the average interest rate. The capitalized interest is included in the cost of the relevant asset and is depreciated over the estimated useful life of the asset.

r) Provision for Warranties and Liquidated Damages

     The company recognizes warranty claims and liquidated damages as and when they are probable/ incurred. In past years the company did not have any material warranty claims. The liquidated damages recognized during year ended March 31, 2007 is US $ 119 . The liquidated Damages are included in selling, and general and administrative expenses.

s) Retirement Benefits to employees

(i) Gratuity

     In accordance with the Payment of Gratuity Act, 1972, TBL provides for gratuity under a defined contribution plan covering eligible employees of TBL. Liabilities with regard to the Gratuity plan have not been provided for on Actuarial Basis . The Gratuity plan provides a lump-sum payment to vested employees at retirement, death, incapacitation or termination of employment, of an amount based on the respective employee’s salary and tenure of the employment.

(ii) Provident Fund

     Eligible employees of TBL receive benefits from a provident fund, which is a defined contribution plan. Both the employees and the company make monthly contributions to the provident fund plan equal to a specified percentage of the covered employee’s salary. The company deposits contributions to the Government administrated provident fund. The rate at which the annual interest is payable to the beneficiaries by the fund is administrated by the Indian Government.

     The Company has no further obligations under this plan beyond its monthly contributions.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

(iii) Compensated absences

     The employees of the Company are entitled to be compensated for absences based on the unused leave balance and the last drawn salary of the respective employees. The Company has provided for the liability on account of compensated absences in accordance with FAS No. 43, “Accounting for Compensated Absences”.

t) Legal costs

     Legal costs expected to be incurred in connection with a loss contingency are expensed as and when incurred.

u) Income Taxes

     Income Taxes are accounted using the asset and liability method. Deferred income tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and the respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years on which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statement of operations in the period in which the change is enacted. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized. Tax credits are generally recognized in the year they arise.

v) Preoperating costs

     Preoperating costs represent certain marketing and administrative expenses incurred prior to the commencement of commercial operations of the new circles. These costs are expensed as incurred.

w) Earnings per share

     In accordance with FAS 128, “Earnings Per Share”, a basic earnings per equity share is computed using the weighted average number of equity shares outstanding during the period. Diluted earnings per equity share are computed using the weighted average number of common and dilutive common equivalent equity shares outstanding during the period except where the result would be anti-dilutive.

x) Recent accounting pronouncements

     The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

y) Reclassification

     Certain items previously reported in specific captions of the consolidated financial statements have been reclassified to conform to the current year’s presentation.

3. INTENTIONALLY LEFT BLANK

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

4. PROPERTY AND EQUIPMENTS

     The Cost, Depreciation to date and the Net value of Assets of the company are as under:

	As of	As of
	March 31,	September 30,
Particulars	2007	2007
Land	2	2
Building (Flat)	23	24
Machineries & Equipment	4,177	4,537
Furniture & Fixtures	75	81
Vehicles	698	756
Total	4,975	5,400
Less: Accumulated Depreciation	2,710	3,048
Net	2,265	2,352

5. INCOME TAXES

     The Company accounted for the deferred tax assets and liabilities as of March 31 2007, on the temporary differences.

     Unabsorbed depreciation represented depreciation in excess of the currently deductible amounts that could be carried forward and utilized as tax deductions in future periods.

6 & 7. DEBTS

	As of	As of
	March 31,	September 30,
Particulars	2007	2007
Short Term Borrowings and current portion of long term debts
Secured Loan:- Cash Credit Loan & WCTL from Bank	6,079	—
Long Term Debts, net of current portion
Term loan	1,656	1,390
Loan for assets purchased under Capital lease	—	—
Unsecured Loan – Directors	1	94
Unsecured Loan – Others	676	1,250
Secured Loan - Cash Credit	—	1,136
Total	8,412	3,870

Secured Loan – Cash Credit

     Secured by hypothecation of materials/stock of spares, WIP and Receivables in addition to personal guarantee of three directors & collaterally secured by mortgage of company’s land & other immovable properties of directors and their relatives. The Average Rate of Interest on the above loan is 13.54%.

8. DIVIDENDS

     Final dividends proposed by the Board of Directors will be payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. Interim dividends will be declared by the Board of Directors without the need for shareholders’ approval.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

     Dividends payable to equity shareholders will be based on the net income available for distribution as reported in the Company’s financial statements prepared in accordance with Indian GAAP. Dividends can only be declared and paid in Indian Rupees and/or converted into foreign currency for an equivalent amount in cases where dividend is permitted to be repatriated.

     Under the Indian Companies Act 1956, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10%, depending on the dividend percentage to be declared in such year. Dividends can be distributed out of the general reserve in case of a loss or inadequacy of current distributable profits. Presently, the Company is required to pay dividend tax on the total amount of the dividend declared, distributed or paid at the specified tax rate including surcharge.(Applicable tax rate is 16.99% as at March 07). The Company has not paid any dividends from inception through September 30, 2007. Under the agreements with the lenders, lender specific permission will be required in certain cases for distributing dividends.

9. SEGMENT INFORMATION

     The Company follows the provisions of SFAS No 131 “Disclosure about Segments of an Enterprise and Related Information”. SFAS No 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single segment.

10. COMMITMENTS AND CONTINGENCIES

     The company has to observe the laws, government orders and regulations of the state in which they operate. A number of them are currently involved in administrative proceedings arising out of the normal conduct of their business. In the opinion of management, however, the outcome of these actions will not materially affect the financial position, result of operations or cash flow.

Commitments

Capital commitments

     The estimated amount of contracts remaining to be executed on capital account not provided for as on March 31, 2007 and September 30, 2007 are USD zero.

b) Guarantees

     The Company had outstanding financial / performance bank guarantees of USD 3,804 as of March 31, 2007 and USD 2,210 as of September 30, 2007.

Contingencies

     The Company is contingently liable to pay US $ 4 towards interest and penalty towards Provident Dues as per the orders of the competent authorities.

TECHNI BHARATHI LIMITED
FINANCIAL STATEMENTS
As of March 31, 2007
For the years ended March 31, 2005, 2006, 2007

REPORT OF INDEPENDENT AUDITORS

To

The Board of Directors of
Techni Bharathi Limited:

     In our opinion, the accompanying balance sheets and the related statements of income, of shareholders’ equity and of cash flows, read with the relevant notes there on, present fairly, in all material respects, the financial position of Techni Bharathi Limited, Kochi, India as at March 31, 2007, 2006 and 2005 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Yoganandh & Ram
Chartered Accountants
Independent Auditors registered with
Public Company Accounting Oversight Board (USA)

Chennai, India

September 21, 2007

TECHNI BHARATHI LIMITED
BALANCE SHEETS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	March 31,	March 31,
Assets	2006	2007
Current Assets
Cash & Cash Equivalents	$69	$1,208
Accounts Receivable	307	43
Inventories	4,182	1,284
Prepaid and Other Assets	1,275	1,231
Due from Related Parties	139	218
Total Current Assets	5,972	3,984
Investment-Subsidiary	382	—
Investment-Others	76	72
Property, Plant & Equipment (net)	2,417	2,265
Deferred Tax Asset	203	199
Restricted Cash & Cash Equivalents	589	371
Other Assets	805	207
Total Assets	10,444	7,098
Liabilities and Shareholder’s Equity
Current Liabilities
Short Term Borrowings and current portion of long term loan	8,125	6,079
Trade Payable	987	1,502
Current maturities of Long Term Debts	—	—
Other Current Liabilities	78	144
Deferred Tax Liability	—	—
Total Current Liabilities	9,190	7,725
Long Term Debts, net of current portion	3,656	2,333
Other Liabilities	39	58
Deferred Tax Liability	—	—
Advance from Customers	2,997	1,877
Total Liabilities	15,882	11,993
Share Holders Equity
Common Stock	988	988
Additional Paid in Capital	199	199
Retained Earnings	(6,484)	(5,948)
Accumulated Other Comprehensive Income/(Loss)	(141)	(134)
Total Stockholders Equity	(5,438)	(4,895)
Total Liabilities and Shareholder’s Equity	$10,444	$7,098

The accompanying notes form an integral part of the financial statements.

TECHNI BHARATHI LIMITED
STATEMENTS OF OPERATIONS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,
	2005	2006	2007
Revenue	$8,954	$2,285	$4,318
Cost of Revenue	(10,010)	(2,567)	(2,656)
Gross (Loss) / Profit	(1,056)	(282)	1,662
Selling, General & Administration Expenses	(1,388)	(615)	(458)
Depreciation	(483)	(513)	(207)
Operating (Loss) / Income	(2,927)	(1,410)	997
Interest Income(net)	97	49	16
Interest Expenses(net)	(1,864)	(1,524)	(1,144)
Other Income	871	516	532
Net operating (loss) / income before income taxes	(3,823)	(2,369)	401
Income Tax Income	515	67	140
Fringe Benefit Tax Expense	—	(5)	(5)
Net (Loss) / Income	(3,308)	(2,307)	536
(Loss) / Earnings per Share
Basic and diluted	$(0.77)	$(0.54)	$0.13
Weighted average number of common shares outstanding:
Basic and diluted	4,287,500	4,287,500	4,287,500

The accompanying notes form an integral part of the financial statements.

TECHNI BHARATHI LIMITED
STATEMENTS OF CASH FLOWS
(Amounts in Thousand US Dollars, except share data and as stated otherwise)

	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,
	2005	2006	2007
Cash flows from operating activities
Net (Loss) / Income	$(3,308)	$(2,307)	$536
Adjustments to reconcile net Income
to net cash from operating activities
Depreciation	483	506	207
Deferred Tax (income)	(651)	(87)	(192)
Loss on sale on property and equipment-net	382	119	3
Loss on sale of Investment-net	313		—
Other non cash expenditure	64	268	219
Changes in Assets and liabilities
Restricted cash	(45)	279	219
Accounts Receivable	(374)	1,010	261
Inventories	402	274	2,898
Prepaid and other Assets	558	385	—
Long term other assets	826	(134)	(12)
Accounts Payable	226	(71)	937
Advance from Customer	53	(978)	(214)
Other liabilities	9	(21)	85
Net cash (used in) provided by operating activities	(1,062)	(757)	4,947
Cash flow from Investing Activities
Purchase of property and equipment	(7)	(4)	(3)
Proceeds from sale of property and equipment	—	433	13
Purchase of Investments	—	—	—
Proceeds from Sale of Investments	148	125	401
Net cash provided by Investing activities	141	554	411
Cash flow from Financing Activities
Debts – net	907	199	(4,275)
Net Cash provided by (used in) financing Activities	907	199	(4,275)
Effect of exchange rate on cash equivalents	(7)	(9)	56
Net (decrease) increase in cash and cash equivalents during the year	(14)	(4)	1,083
Add: Balance at beginning of year	104	82	69
Balance at end of the year	$83	$69	$1,208

The accompanying notes form an integral part of the financial statements

TECHNI BHARATHI LIMITED
STATEMENT OF SHAREHOLDER’S EQUITY
(Amounts in Thousand US Dollars, except per share data and as stated otherwise)

			Additional		Accumulated other
	Common Stock		Paid in	Retained	Comprehensive
	Shares	Par value	Capital	Earnings	Income/(Loss)	Total
Balance as of April 1, 2004	428,750	988	199	(869)	2	320
Net Loss for the period	—	—	—	(3,308)	—	(3,308)
Loss on Foreign Currency
Translation	—	—	—	—	(44)	(44)
Balance as of March 31, 2005	428,750	988	199	(4,177)	(42)	(3,032)
Net Loss for the period	—	—	—	(2,307)	—	(2,307)
Loss on Foreign Currency
Translation	—	—	—	—	(99)	(99)
Balance as of March 31, 2006	428,750	988	199	(6,484)	(141)	(5,438)
Net Income for the period	—	—	—	536	—	536
Gain on Foreign Currency
Translation	—	—	—	—	7	7
Balance as of March 31, 2007	4,287,500	988	199	(5,948)	(134)	(4,895)

The accompanying notes form an integral part of the financial statements.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

1. BACKGROUND

a) Incorporation and History:

     Techni Bharathi Limited (“TBL”) was incorporated in the year 1982 by a team of enterprising technocrats who, inspired by the revolutionary ideas in the field, started pursuing the goal of becoming a world-class construction specialist. For TBL, the first decade was a period of learning. The TBL team worked vigorously on projects of moderate size, finding new ways to build without compromising on quality, designing innovative building methods and charting out cost-effective construction formulas.

     The Year 1991 witnessed the company’s first foray into the strategic construction arena when Kudremukh Iron Ore Company Limited (a leading Government of India Company) assigned TBL for the construction of Lakhya Dam for a cost of US $ 2,750. Since then TBL is engaged in engineering construction contracts for national infrastructure development like highways, bridges, dams, hydro electric projects and rail roads.

b) Description of Business:

     The various construction activities taken up by the company are given below:

  Roads and Bridges

  Mechanized Earthworks

  Hydro Electric Projects

  High Rise Building Complexes and Townships

  Dams and Tunnels

  Irrigation Projects

  Rail Road Construction

c) Industry Overview

     The size of the construction industry in India is over USD 28 billion, which accounts for more than 6% of the GDP. This industry is the largest employer in the country – almost 32 million people. The sector is riding on a high growth wave powered by the large spends on the on going infrastructure programs – evidenced all over the country in the form of new highways, dams, power plant and pipelines. The sectors contributing to the high growth rates are Power, Transport, Petroleum and urban Infrastructure.

     According to Indian Prime Minister Dr. Manmohan Singh, while addressing the Finance Ministers of ASEAN countries, at the Indo ASEAN Summit at New Delhi, has informed the august gathering that India needs USD 150 billion at the rate of USD 15 billion per annum for next 10 years. Out of these projections, India is getting FDI at the rate of USD 5 billion per annum. More than 50% of the FDI’s will be utilized for Infrastructure, Telecom, and Power among others.

     As relates to roads, the Golden Quadrilateral is progressing well with an extent of approximately 4225 Miles followed up with north-south corridor of 12427 Miles. Besides, the Government is also planning to have East and West Coast corridors.

     The Nodal Agencies – NHAI, NTPC, NHPC, and PGCL – have ambitious plans over the 10th and 11th Five Year Plans. (USD 81,438 million in the 10th Plan itself). The value of overseas projects, under execution by Indian Companies, is conservatively estimated to be around USD 4,176 million covering major markets being Malaysia, Middle East, and East Africa. The Industry is characterized by a large number of players – a trend mirrored even in larger and mature markets such as the US and Japan. No single company controls a very large share of the overall market.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

     The Infrastructure Budget of the Government for the 10th Plan (FY 02-07) is as under:

(USD in Millions)
Sector	FY20 01-04	FY20 04-07
Roads	$7,656.61	$14,617.16
Power	9,280.74	19,721.57
Oil & Gas	8,816.70	15,313.22
Ports/ Airports/ Shipping	2,088.16	3,712.29
Railways	7,424.59	11,136.89
Telecom	15,313.22	16,937.35
Total	$50,580.02	$81,438.48

     The Outlay for the Central Sector Roads alone is USD 12,642.69 million. The position of on-going Road Projects in India is as under:

		Total Value
Funding Agency/Source	No. of Projects	USD in Millions
NHAI	50	$2,218.46
World Bank	15	1,043.20
Asian Development Bank	8	290.14
Annuity	8	546.10
BOT	7	768.90
Total	88	$4,866.80

d) Business

     TBL has been in operations for more than two decades. The company has executed several engineering contracts all over the country. It is ultimately focused on executing Infrastructure. The company is promoted by Mr. V. C. Antony and his son Mr. Jortin Anthony.

     TBL’s main objective is to establish a strong presence in the infrastructure projects such as Roads and highways, Earthen and Rock Fill Dam, Civil Works including tunneling in Hydro Electric Projects, Construction of Canals, Civil and structural works, Rail/Road construction, Airport Construction and Real Estate development. The company is particularly bidding for various NHAI projects and successfully completed the contracts with in time and cost estimates.

     TBL is a closely held Public Limited Company incorporated under the Indian Companies Act, 1956 with shares being held by a group of individuals led by Mr. V C Anthony, Mr. Jortin Anthony and their associates. TBL participated in joint venture bidding which have been formed for the sole purpose of bidding, negotiating and completing specific projects. Till date TBL have entered into three Joint ventures namely Tantia-TBL joint venture, BEL-TBL joint venture and Valecha-TBL joint venture.

e) Risks and Threats

  The industry is highly governed by the political environment and economical policies prevalent within the country since significant portion of infrastructure spending originates from the Government. Any adverse change in the policies may slow down the Government’s commitment towards Infrastructure development.

  Competition:

  Foreign Competition – The Government has opened the sector to foreign companies who can bid on projects on their own, or through joint ventures with domestic companies. This could create more competition in the future.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

Domestic Competition - The Company faces two types of competition in the domestic sector:

(i)	Competition from the local players in and around their state, typically this is applicable to low value contracts.

(ii)	Marketing / Business Development - Construction contracts for infrastructure in India are offered by the Government sector, Central Government and the State Governments. Funds for these are allocated through their budgetary support as well as through international and domestic financial institutions such as World Bank, Asian Development Bank, Japan Bank for International co-operation, Housing & Urban Development Corporation, National Bank for Agricultural & Rural Development, etc. In view of the nature of our market, the major sources of information of ensuing tenders for construction contracts are newspapers and government gazettes. In addition to these, construction contracts are also offered by the private sector.

f) Strengths and Opportunities

  The Company is an integrated construction and infrastructure development company with front end civil engineering and design skills.

  The Company has project specific tie-ups and partnership with reputed national organizations in our sectors of operations.

  The Company has sufficient resources, technology and manpower skill sets. This enables us to pre-qualify for major works in India in public, private sector and international tenders.

  The Company has a diversified servicing capability, in terms of industry segment within the infrastructure industry. We have expertise in water management; wastewater drains, laying of power transmission lines, construction of railroads and airports.

  Indian Market - The Indian Infrastructure Sector is in a boom and all major infrastructure projects including roads through out the country, seaports and airports offer fast growing opportunities. Further opportunities in Railways, Irrigation and Hydropower projects etc. offer great opportunities.

2. SIGNIFICANT ACCOUNTING POLICIES

a) Basis of preparation

     The financial statements for the years ended March 31, 2004, 2005, 2006 and 2007 have been prepared in accordance with accounting principles generally accepted in the United States of America (‘US GAAP’). The significant accounting policies adopted by TBL, in respect of these financial statements, are set out below.

     These Financial statements have been prepared in US Dollars (USD), the national currency of United States of America.

b) Foreign Currency Translation

     The accompanying financial statements are reported in U.S. dollars. The Indian rupee is the functional currency of the Company. The translation of the functional currencies into U.S. dollars is performed for assets and liabilities using the exchange rates in effect at the balance sheet date and for revenues, costs and expenses using average exchange rates prevailing during the reporting periods. Adjustments resulting from the translation of functional currency financial statements to reporting currency are accumulated and reported as other comprehensive income/ (loss), a separate component of shareholders’ equity.

     Transactions in foreign currency are recorded at the exchange rate prevailing on the date of transaction. Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency at the exchange rates in effect at the balance sheet date. Revenues, costs and expenses are recorded using exchange rates

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise prevailing on the date of transaction. Gains or losses resulting from foreign currency transactions are included in the statement of income. Share Capital issued has been recorded at historical rates whereas those existing on March 31, 2004 have been translates at the rates prevailing on that date.

     The exchange rates used for translation purposes are as under:

Year	Month end Average Rate (P&L rate)	Year end rate (Balance sheet rate)
2004-05	INR 44.85 per USD	INR 43.62 per USD
2005-06	INR 44.18 per USD	INR 44.48 per USD
2006-07	INR 45.11 per USD	INR 43.10 per USD

c) Revenue Recognition

     For Revenue from construction contracts, we recognize revenue on construction type of contracts using the percentage of completion method of accounting where by revenue is recognized as performance under contract progresses. The Company has also made requisite adjustments in the recognized revenues under Indian GAAP (IGAAP) in order to ensure conformity with the provisions of SOP 81-1. All infrastructure contracts of TBL are in the nature of item rate contracts, where there is a Bill of Quantity (BOQ) and item rate prescribed for each activity done. As on closing date of all individual activities of the BOQ executed are jointly measured and valued at the item quoted rate. Accordingly, percentage of completion is determined in terms of the proportion of value added (the contract value of total work performed to date) to the total contract value.

d) Use of estimates

     The preparation of financial statements in conformity with US GAAP requires the use of management estimates and assumptions that affect the amounts reported. These estimates are based on historical experience and information that is available to management about current events and actions that the Company may take in the future. Significant items subject to estimates and assumptions include revenue recognition, the useful lives and the evaluation of impairment of property and equipment, the income tax, the contingencies and the provision for impairment of receivables and advances. Actual results could differ from these estimates.

Estimated losses on uncompleted contracts and changes in contract estimates

     The Company records the provisions for estimated losses on uncompleted contracts in the period in which such losses are identified. The cumulative effects of revisions to contract revenue and estimated completion costs are recorded in the accounting period in which the amounts became evident and can be reasonably estimated. These revisions may interalia include such items as the effects of change orders, claims, warranty claims, liquidated damages or other contractual penalties, adjustments for audit findings on government contracts and contract closeout settlements.

e) Intentionally kept Blank

f) Restricted Cash and Cash Equivalents

     The components of item are as follows:

  Fixed Deposit with various banks in order to obtain Bank Guarantees

  Margin Money Deposit for Letter of Credit

     Restricted Cash has been deposited into bank with specified period of time. Specified period is based on estimated time taken by each project. The classification of restricted cash into current and non-current is determined based on maturity date of the deposit.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

g) Cash and Cash Equivalents

     The components of item are as follows:

  Cash-in-hand

  Bank balance of Current Accounts

  Highly liquid investments which has maturity period less than 90 days and maturity value will not be affected significantly in accordance with interest rate changes.

h) Accounts receivable

     Accounts receivables are recorded at the invoiced amount. Account balances are written off when the company believes that the receivables will not be recovered. The company’s bad debts are included in selling and general administrative expenses.

i) Investments

     Investments are initially measured at cost, which is the fair value of the consideration given for them, including transaction costs.

     Techni Soft India Ltd (TSIL) was a subsidiary of TBL for the year 2003-04, 2004-05 & 2005-06. Another company by name Techni Soft Inc, USA (TSA) is a subsidiary of TSIL and thus, TSA was a subsidiary of TBL till 2006-07.

     In the year 2006-07, investment in the TSIL were fully realized and on account of the fact that there were no significant activity in TSIL and also on account of the fact that the entire investment in TSIL stands realized in 2006-07, the accounts of TSIL have not consolidated with TBL.

j) Inventories

     Inventories consist primarily of construction materials and trading goods valued at lower of Cost or Market value.

     The following are major items of inventory

  Work-in-progress- construction

  Work-in-progress- Real Estate

  Construction materials

  Scraps

     The cost of the above mentioned items are valued on the following basis:

     Construction materials are valued at weight average procurement cost which includes purchase price, fright inward and insurance charges on transportation if applicable. Work-in-progress is valued by cost incurred to that work and apportioned overheads to that project. Construction materials and scraps are valued at FIFO (“First In First Out”) basis. Work-in-progress of real estate is valued at cost or net realizable value, whichever is less.

k) Property and equipment

     Property and equipment are stated at cost less accumulated depreciation. Depreciation of computers, construction, scrap processing and other equipments, buildings and other assets are provided based on the Straight-line method over useful life of the assets.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

     The value of plant and equipment that are capitalized include the acquisition price and other direct attributable expenses.

     The estimated useful life of various categories of assets has been considered as under:

Category	Useful Life (years)
Building (Flat)	25
Plant and Machinery	20
Computer Equipment	3
Office Equipment	5
Furniture and Fixtures	5
Vehicles	5
Leasehold Improvements	Over the period of lease or useful life (if less)

     Upon disposition, cost and related accumulated depreciation of the Property and equipment are removed from the accounts and the gain or loss is reflected in the results of operation.

     Cost of additions and substantial improvements to property and equipment are capitalized in the books of accounts. The cost of maintenance and repairs of the property and equipment are charged to operating expenses.

l) Asset retirement obligations

     Asset retirement obligations associated with the Company’s leasehold land are subject to the provisions of FAS No. 143 “Accounting for Asset Retirement Obligations” and related interpretation, FIN No. 47, “Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143” . The lease agreements entered into by the Company may contain clauses requiring restoration of the leased site at the end of the lease term and therefore create asset retirement obligations. The Company records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and capitalizes the cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value of each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. Upon settlement of the liability, the Company either settles the obligation for its recorded amount or incurs a gain or loss upon settlement.

m) Foreign currency transactions

     Monetary assets and liabilities denominated in foreign currencies are expressed in the functional currency Indian Rupees at the rates of exchange in effect at the balance sheet date. Transactions in foreign currencies are recorded at rates ruling on the transaction dates. Gains or losses resulting from foreign currency transactions are included in the statement of operations.

n) Operating leases

     Lease payments under operating leases are recognized as an expense on a straight-line basis over the lease term.

o) Capital leases

     Assets acquired under capital leases are capitalized as assets by the Group at the lower of the fair value of the leased property or the present value of the related lease payments or where applicable, the estimated fair value of such assets. Amortization of leased assets is computed on straight line basis over the useful life of the assets. Amortization charge for capital leases is included in depreciation expense.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

p) Impairment of long-lived assets

     The Company reviews its long-lived assets, including identifiable assets with finite lives, for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be fully recoverable. Such circumstances include, though are not limited to, significant or sustained declines in revenues or earnings and material adverse changes in the economic climate. For assets that the Company intends to hold for use, if the total of the expected future undiscounted cash flows produced by the assets or asset Company is less than the carrying amount of the assets, a loss is recognized for the difference between the fair value and carrying value of the assets. For assets the Company intends to dispose of by sale, a loss is recognized for the amount by which the estimated fair value less cost to sell is less than the carrying value of the assets. Fair value is determined based on quoted market prices, if available, or other valuation techniques including discounted future net cash flows.

q) Borrowing costs

(i) Capitalized interest

     The interest cost incurred for funding a qualifying asset during the construction period is capitalized based on actual investment in the asset at the average interest rate. The capitalized interest is included in the cost of the relevant asset and is depreciated over the estimated useful life of the asset.

(ii) Debt issue expenses

     The Company defers and amortizes debt issue expenses over the term of the related borrowing based on the effective interest method.

r) Provision for Warranties and Liquidated Damages

     The company recognizes warranty claims and liquidated damages as and when they are probable/ incurred. The company did not have any material warranty claims in 2005 and 2006. The liquidated damages recognized during year ended March 31, 2007 is US $ 119. The liquidated damages are included in selling, and general and administrative expenses.

s) Retirement Benefits to employees

(i) Gratuity

     In accordance with the Payment of Gratuity Act, 1972, TBL provides for gratuity under a defined contribution plan covering eligible employees of TBL. Liabilities with regard to the Gratuity plan have not been provided for on Actuarial Basis . The Gratuity plan provides a lump-sum payment to vested employees at retirement, death, incapacitation or termination of employment, of an amount based on the respective employee’s salary and tenure of the employment.

(ii) Provident Fund

     Eligible employees of TBL receive benefits from a provident fund, which is a defined contribution plan. Both the employees and the company make monthly contributions to the provident fund plan equal to a specified percentage of the covered employee’s salary. The company deposits contributions to the Government administrated provident fund. The rate at which the annual interest is payable to the beneficiaries by the fund is administrated by the Indian Government.

     The Company has no further obligations under this plan beyond its monthly contributions.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

(iii) Compensated absences

     The employees of the Company are entitled to compensate absences based on the unavailed leave balance and the last drawn salary of the respective employees. The Company has provided for the liability on account of compensated absences in accordance with FAS No. 43, “Accounting for Compensated Absences”.

t) Income Taxes

     Income Taxes are accounted using the asset and liability method . Deferred income tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and the respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years on which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period in which the change is enacted. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized. Tax credits are generally recognized in the year they arise.

u) Pre-operating costs

     Pre-operating costs represent certain marketing and administrative expenses incurred prior to the commencement of commercial operations of the new circles. These costs are expensed as incurred.

v) Earnings per share

     In accordance with FAS 128, “Earnings Per Share”, a basic earnings per equity share is computed using the weighted average number of equity shares outstanding during the period. Diluted earnings per equity share are computed using the weighted average number of common and dilutive common equivalent equity shares outstanding during the period except where the result would be anti-dilutive.

w) Recent accounting pronouncements

     In May 2005, the FASB issued FAS No. 154, “Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3” (FAS 154). This Statement replaces APB Opinion No. 20, “Accounting Changes,” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” This Statement requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impractical to determine either the period-specific effects or the cumulative effect of the change. FAS 154 also requires that a change in depreciation, amortization, or depletion method for long, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. The Company adopted FAS 154 for accounting changes and corrections of errors made after the adoption date. The adoption of the provisions of FAS 154 did not have an impact on the Company’s financial statements.

     In September 2006, the Securities and Exchange Commission (‘SEC’) staff issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (‘SAB 108’). SAB 108 provides guidance on how prior year misstatements should be taken into consideration when quantifying misstatements in current year financial statements for purposes of determining whether the current year’s financial statements are materially misstated. The provisions of SAB 108 are required to be applied by registrants in their annual financial statements covering fiscal years ending on or before November 15, 2007. The adoption of the provisions of SAB 108 did not have an impact on the Company’s financial statements.

     In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise returns. The provisions of FIN 48 will be applied beginning in the first quarter of 2008 (i.e. from April 1, 2008), with the cumulative effect of the change in accounting principle recorded as an adjustment to retained earnings. The Company is currently assessing the impact of the adoption of this Interpretation on its financial statements.

x) Reclassification

     Certain items previously reported in specific captions of the financial statements have been reclassified to conform to the current year’s presentation.

3. SHAREHOLDERS STOCK

     On January 15, 2007, the company split its common stock from par value INR 100 per share (equivalent to $2.32 per share at a conversion of INR 43.10 per USD) to par value of INR 10 per share (equivalent to $.0232 per share) and increased its authorized capital to total limit of 15 million common stock of par value INR 10 per share. This resulted in an increase of issued and outstanding common stock from 428,750 shares of par value INR 100 per share to 4,287,500 shares of par value INR 10 per share.

     On March 30, 2007, the company restructured its authorized common stock to eight million equity stock of par value INR 10 per share and seven million of preference stock with par value INR 10 per share. All the relevant filings along with fees have been made with the Registrar of Companies on April 15, 2007.

	March 31, 2006	March 31, 2007
Authorized Common Stock	500,000 shares of INR 100	8,000,000 shares of
	per share	INR 10 per share
Issued and Outstanding Common Stock	428,750 shares of INR 100	4,287,500 shares of INR
	per share	10 per share
Authorized preference stock	—	7,000,000 of INR 10 per
share
Issued and Outstanding Preference stock	—	—

4. PROPERTY AND EQUIPMENT

     The Cost, Depreciation to date and the Net value of Assets of the company are as under:

As at	March 31, 2006	March 31, 2007
Land	2	2
Building (Apartment)	22	23
Machineries & Equipment	4,045	4,177
Furniture & Fixtures	72	75
Vehicles	699	698
Total	4,840	4,975
Less: Accumulated Depreciation	2,423	2,710
Net	2,417	2,265

5. INCOME TAXES

     The Company accounted for the deferred tax assets and liabilities as of March 31 2005, 2006 and 2007, on the temporary differences.

     Unabsorbed depreciation represented depreciation in excess of the currently deductible amounts that could be carried forward and utilized as tax deductions in future periods.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

6. SHORT TERM BORROWINGS & CURRENT PORTION OF LONG-TERM DEBT

	As of	As of
Particulars	March 31, 2006	March 31, 2007
Secured
Cash Credit Loan & WCTL from Bank	8,125	6,079
Total	8,125	6,079

     The above secured by hypothecation of materials/stock of spares, WIP and Receivables in addition to personal guarantee of three directors & collaterally secured by mortgage of company’s land & other immovable properties of directors and their relatives. The Average Rate of Interest on the above said loan is 13.54%

7. EMPLOYEE BENEFITS

	As of	As of
Particulars	March 31, 2006	March 31, 2007
Earned leave	17	11
Provident Fund	(1)	13
Gratuity	23	34
Total	39	58

8. LONG TERM DEBTS

As at	March 31, 2006	March 31, 2007
Term loan	1,644	1,656
Loan for assets purchased under Capital lease	582	—
Unsecured Loan – Directors	205	1
Unsecured Loan – Others	1,225	676
Total	3,656	2,333

     Hire Purchase Loan is secured by hypothecation of machineries and vehicles and collaterally secured by deposit of title deeds of land

9. DIVIDENDS

     Final dividends proposed by the Board of Directors will be payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. Interim dividends will be declared by the Board of Directors without the need for shareholders’ approval.

     Dividends payable to equity shareholders will be based on the net income available for distribution as reported in the Company’s financial statements prepared in accordance with Indian GAAP. Dividends can only be declared and paid in Indian Rupees and/or converted into foreign currency for an equivalent amount in cases where dividend is permitted to be repatriated.

     Under the Indian Companies Act 1956, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10%, depending on the dividend percentage to be declared in such year. Dividends can be distributed out of the general reserve in case of a loss or inadequacy of current distributable profits. Presently, the Company is required to pay dividend tax on the total amount of the dividend declared, distributed or paid at the specified tax rate including surcharge (Applicable tax rate is 16.99% as at March 07).

     The Company has not paid any dividends from the year 2004 through March 31, 2007.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

10. INTENTIONALLY LEFT BLANK

11. RELATED PARTY TRANSACTIONS DISCLOSURE

List of Related Parties

     Key Management Personal

     V C Anthony                              – Executive Chairman
     Jortin Anthony - Managing Director

     Associate Companies

     Bhagheeratha Engineering Limited
     Kairali Orchids Private Limited
     Bhagheeratha Electricals & Structurals Limited

Related Party Transactions:

Financial Year 2004-05:

Transactions	Key Management personnel	Associate Companies
Contract Income	Zero	208
Investment	Zero	23
Managerial Remuneration	16	Zero

Outstanding as on 31-03-2005:

	Key Management personnel	Associate Companies
Payables	Zero	71

Financial Year 2005-06:

Techni Soft India Limited was paid USD 2 by TBL. Amount outstanding at end of the year was USD 102.

Financial Year 2006-07:

     TBL has given advance to M/s Bhagheeratha Engineering limited amounting to USD 147 in which Directors are interested. The company has also mortgaged 1.44 Acres of its land as security for a loan taken by M/s Bhagheeratha Engineering Limited in which Director is interested.

12. SEGMENT INFORMATION

     The Company follows the provisions of SFAS No 131 “Disclosure about Segments of an Enterprise and Related Information”. SFAS No 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single infrastructure construction segment.

13. COMMITMENTS AND CONTINGENCIES

     The company has to observe the laws, government orders and regulations of the state in which they operate. A number of them are currently involved in administrative proceedings arising out of the normal conduct of their business. In the opinion of management, however, the outcome of these actions will not materially affect the financial position, result of operations or cash flow.

TECHNI BHARATHI LIMITED
NOTES TO CONDENSED FINANCIAL STATEMENTS
Amounts in Thousand US Dollars, except share data and as stated otherwise

Commitments

a) Capital commitments

     The estimated amount of contracts remaining to be executed on capital account not provided for as on March 31, 2004, March 31, 2005, March 31, 2006, March 31, 2007 are USD zero.

b) Guarantees

     The Company had outstanding financial / performance bank guarantees of USD 7402, USD 7451, USD 4783 and USD 3804 as of March 31, 2004, March 31, 2005, March 31, 2006 and March 31, 2007.

Contingencies

     The Company is contingently liable to pay US $ 4 towards interest and penalty towards Provident Dues as per the orders of the competent authorities.

14. EARNINGS PER SHARE

     Presently the Company has no agreement/transactions to be considered as dilutive for the purpose of above computation of diluted earnings per share.

15. CONCENTRATION OF CREDIT RISK

     The Company is concentrated on projects undertaken by government and government enterprises.

     Company’s business therefore requires that we continue to maintain pre-qualified status with key clients and that we are not disqualified from future projects that these clients may award. Company’s major clients vary from period to period depending on the demand and the completion schedule of projects. The loss of a significant client or a number of significant clients or projects from such clients for any reason, including as a result of disqualification or dispute, may have an adverse effect on Company’s results of operations.

16. VENDOR RISK

     The Company is significantly affected by the availability, cost and quality of the raw material bought out items and fuel, which we need to construct and develop Company’s projects. The prices and supply of raw materials, bought out items and fuel depend on factors not under Company’s control, including general economic conditions, competition, production levels, transportation costs and import duties. Although we generally provide for price contingencies in Company’s contracts to limit Company’s exposure, if, for any reason, Company’s primary suppliers of raw materials, bought out items and fuel should curtail or discontinue their delivery of such materials to us in the quantities we need or at prices that are competitive or expected by us, Company’s ability to meet Company’s material requirements for our projects could be impaired, Company’s construction schedules could be disrupted, or Company’s earnings and business could suffer. Additionally, we rely on manufacturers and other suppliers and do not have control over the quality of products they supply, which may adversely affect the quality and workmanship of Company’s projects.

17. SUBSEQUENT EVENTS

     The Company has signed a Letter of Intent with India Globalization Capital, Inc. (USA), (“IGC”), dated 5th September 2007 to accept investment through its subsidiary IGC (Mauritius) by allotment of new equity shares leading to post investment ownership of approximately 74% by IGC and or its assignee. On September 16, 2007 the Company signed a Share Subscription Agreement with IGC to 1) agree to the sale of the convertible preference stock held by Odeon, 2) the subscription of shares and 3) sell a convertible preference stock instrument.

Annex A

SHARE SUBSCRIPTION CUM PURCHASE AGREEMENT AMONG INDIA GLOBALIZATION
CAPITAL, INC. AND SRICON INFRASTRUCTURE PRIVATE LIMITED AND THE PROMOTERS

SHARE SUBSCRIPTION CUM PURCHASE AGREEMENT

THIS SHARE SUBSCRIPTION CUM PURCHASE AGREEMENT (this “Agreement”) is made as on this 15th day of September 2007 BETWEEN:

INDIA GLOBALIZATION CAPITAL, INC. a company organised under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814 (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns) of the FIRST PART;

AND

SRICON INFRASTRUCTURE PRIVATE LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office at Sricon House 25, Pragati Layout, Rajeev Nagar, Nagpur, India (hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECOND PART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, legal representatives, executors, and administrators) of the THIRDPART.

WHEREAS:

A.	The Company is inter alia engaged in the business of infrastructure development specialising in construction of roads (the “Business” );

B.	The Investor is currently engaged in making investments in India especially in sectors such as power, infrastructure, etc. and wishes to make a foray into the Business;

C.

The Company has, at the date of this Agreement, an authorised share capital of INR 3,00,00,000 consisting of 30,00,000 equity shares of par value INR 10 each. As of date 2932159 Equity Shares have been issued and are held by the persons in the number and proportion as set out in Schedule 2 ;

D.	The Promoters have requested the Investor and the Investor proposes to invest in the Company in accordance with the terms and subject to the conditions of this Agreement;

E.

The Promoters are the existing shareholders of the Company as indicated in Schedule 2, and Mr. R. L. Srivastava is the legal and beneficial owner of 351,840 shares as set forth in Annexure 1 (the “Sale Shares”). The Investor wishes to acquire the Sale Shares of the Company from Mr. R. L. Srivastava;

F.

The Parties hereto wish to record in the manner herein mentioned the terms and conditions on which the Investor shall acquire and Mr. R. L. Srivastava shall sell the Sale Shares of the Company to the Investor and the Investor shall subscribe to the Equity Shares of the Company.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

	1.1	Definitions

In this Agreement, except to the extent that the context requires otherwise the following terms shall have the meanings set forth below, such meanings to be applicable to both the singular and the plural forms of such terms:

		(a)	‘Act’ shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force.

		(b)	‘Affiliate’ means when used in respect of a specified legal person, each legal person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified. In this definition “control” (and its derivatives) means both (i) holding beneficially more than fifty per cent (50%) of equity interests and (ii) the ability to cast more than fifty (50%)per cent of the voting rights attaching to voting securities or (iii) power to direct the management or policies of such entity by contract or otherwise. The term ‘Affiliate’, when used in respect of an individual party mean such party’s Relative as defined in section 6 of the Act.

		(c)	‘Agreement’ shall mean this Share Subscription cum Purchase Agreement, as from time to time amended, supplemented or replaced or otherwise modified and any document which amends, supplements, replaces or otherwise modifies this Agreement, together with the recitals and all the Annexes, Appendices and Schedules attached hereto.

		(d)	“Applicable Law” shall mean all applicable laws, statutes, ordinances, regulations, rules, orders, bye laws, administrative interpretation, writ, injunction, directive, protocols, codes, policies, notices, directions, judgment or decree or other instrument or other requirements of any Governmental Authority in any relevant jurisdiction applicable to any Party from time to time.

		(e)	‘Articles’ means the Articles of Association of the Company to be duly amended to reflect the terms of the Shareholders Agreement (as from time to time amended, modified or supplemented in accordance with the provisions thereof) to the extent permitted under law.

		(f)	‘Authorised Dealer’ shall mean Allahabad Bank, Manishnagar Branch, Somalwada Branch, Wardha Road, Nagpur - 25.

		(g)	‘Audited Accounts’ means, the Company’s audited accounts as at March 31, 2007 for the financial year ended March 31, 2007.

		(h)	‘Board’ shall mean the board of directors of the Company.

		(i)	‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

		(j)	‘Completion’ shall mean completion of the events specified in Clause4.3 below and the Investor being registered as a member in respect of the Subscription Shares and the Sale Shares in the register of members of Company.

		(k)	‘Completion Date’ shall mean date mentioned in Clause4.3 hereof.

		(l)	‘Conditions Precedent’ shall mean the conditions precedent mentioned in Clause 3 of this Agreement.

		(m)	‘Derivative Securities’ means any subscriptions, options, debentures, bonds, conversion rights, warrants, or similar agreements, Securities or commitments of any kind obligating the Company to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold (i) any shares in the share capital or any derivative securities of the Company; (ii) any securities convertible into or exchangeable for any shares in the share capital of the Company; (iii) any obligations measured by the price or value of the shares in the share capital of the Company; or (iv) any rights to participate in the equity or income of the Company or to participate in or direct the election of any directors or officers of the Company.

(n)	‘Encumbrances’ means any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale, contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing.

(o)	‘Fully Diluted’ or‘Fully Diluted Basis’ means all the Shares of the Company, including the Shares proposed to be issued pursuant to this Agreement, all the Shares comprised in a proposed issue and the Shares underlying all Derivative Securities after making adjustments for stock splits, bonus issues, consolidation of shares etc.

(p)	‘INR’ means the lawful currency of India.

(q)	‘Intellectual Property’ shall mean all forms of intellectual property rights subsisting under any law or equity and all analogous rights subsisting under the laws of all jurisdictions and shall include any product or process of the human intellect whether registrable as patents, trade marks, copyrights, designs or otherwise such as an invention, or derivative works of the same expression or literary creation, unique name, trade secret, business method, database, industrial process, computer program, source code, process, presentation, etc.

(r)	‘Issue Price’ means the price of Rs. 254.84 per Subscription Share.

(s)	‘Liabilities’ means any and all contingent, current, deferred or long-term liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

(t)	‘Memorandum’ means the Memorandum of Association of the Company.

(u)	‘Party’ shall mean the Investor, the Promoters or the Company referred to individually and ‘Parties’ shall mean the Investor, the Promoters and the Company referred to collectively.

(v)	‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

(w)	‘Representations and Warranties’ shall mean the representations and warranties given by the Company and/or the Promoters in this Agreement, in particular Clause 5 hereto.

(x)	‘Sale Shares’ shall mean 351840 Shares, held by Mr. R. L. Srivastava, free from Encumbrances, as specified in Annexure 1 hereto representing 12% of the total issued and paid up share capital of the Company on Completion.

(y)	‘Sale Consideration’ means an aggregate amount of Rs. 12,00,00,000 [Rs. Twelve crores only] to be paid by the Investor for purchase of the Sale Shares.

(z)	‘Securities’ means, with respect to any person, such person’s equity capital, registered capital, joint venture or other ownership interests (including, without limitation, in the case of the Company, shares) or any options, warrants, loans or other securities that are directly or indirectly convertible into, at or exercisable or exchangeable for, at the sole option of such person, such equity capital, registered capital, joint venture or other ownership interests (whether or not such Derivative Securities are issued by such person).

(aa)	‘Shares’ or “Equity Shares” shall mean the equity shares of Company.

	(bb)	‘Shareholder’ or ‘Shareholders’ shall mean any Person who holds any Shares.

	(cc)	‘Shareholders Agreement’ means the agreement of even date entered into between the Promoters, the Company, the Investor in relation to the management and governance of the Company on the terms and conditions mentioned therein.

	(dd)	‘Subscription Shares’ mean 4041676 Equity Shares proposed to be issued by the Company to the Investor at the Issue Price, which would upon such issue entitle the Investor to 51 % of the post issue share capital of the Company on a Fully Diluted Basis at the Completion Date.

	(ee)	‘Subscription Price’ means an aggregate amount of Rs. 103,00,00,000 [Rs. One Hundred and Three crores only] to be paid by the Investor for subscription to the Subscription Shares.

	(ff)	‘Tax’ or collectively ‘Taxes’ shall mean (i) any and all taxes imposed by any governmental body, assessments and other governmental charges, duties, impositions and liabilities, including sales tax, excise duties, service tax, wealth tax, dividend tax, value added tax, other taxes based upon or measured by gross receipts, income, profits, use and occupation, ad valorem, transfer, franchise, withholding, payroll, employment and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being or ceasing to be a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for taxes of a predecessor entity or a transferor.

	(gg)	‘Transaction Documents’ shall mean any and all deeds, documents; letters executed or proposed to be executed between the Parties to achieve Completion, including this Agreement and the Shareholders Agreement.

	(hh)	‘Warrantors’ means the Company and the Promoters and ‘Warrantor’ means any one of them.

1.2	Other Defined Terms:

	(i)	‘Business Days’ means the days on which the banks are open for business in Mumbai, India.

	(ii)	‘Dispute’ shall have the meaning as ascribed to it in Clause 10.1 of this Agreement.

	(iii)	‘Losses’ shall have the meaning as ascribed to it in Clause 6.1 of this Agreement.

1.3	Interpretation

	1.3.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

	1.3.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

(a) Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

(b) All statutory instruments or orders made pursuant to a statutory provision; and

(c) any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

	1.3.3	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

	1.3.4	Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

	1.3.5	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

		1.3.6	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

		1.3.7	Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

		1.3.8	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

		1.3.9	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

		1.3.10	Reference to “Investor”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor.

		1.5.11	The words “include” and “including” shall be construed without limitation.

		1.5.12	The rule of construction, if any, that a contract should be interpreted against the Party responsible for the drafting and preparation thereof, shall not apply to this Agreement.

2.	SUBSCRIPTION AND SALE ON COMPLETION DATE

	2A.	SUBSCRIPTION ON COMPLETION DATE

		2.1	Subject to the terms of this Agreement, and relying on the Representations and Warranties and the indemnities given by the Promoters and the Company under this Agreement, the Investor agrees on the Completion Date to subscribe for and the Company agrees to issue and allot to the Investor the Subscription Shares in consideration of the Subscription Price.

		2.2	The Subscription Shares shall be issued free from all Encumbrances and together with all rights, title and interests now or hereafter attaching thereto. The Subscription Shares shall rank pari passu with all the existing Shares of the Company.

	2B.	SALE AND PURCHASE OF SALE SHARES

		2.1	Subject to the terms of this Agreement, and relying on the Representations and Warranties and the indemnities given by the Promoters and the Company jointly and severally under this Agreement, Mr. R.L. Srivastava has agreed to sell, transfer or convey the Sale Shares and the Investor has agreed to purchase, acquire and accept the Sale Shares (together with all benefits and rights attaching thereto), free of all Encumbrances, for the Sale Consideration.

		2.2	Mr. R.L. Srivastava shall be responsible for all taxes, levies and dues, including without limitation, income tax assessed, if any, paid or payable in connection with the sale, transfer or conveyance of Sale Shares.

		2.3	Mr. R.L. Srivastava hereby waives any pre-emption rights he may have in relation to any of the Sale Shares under the Articles of Association of the Company or otherwise.

3.	CONDITIONS PRECEDENT

	3.1	The Parties agree that the obligation of the Investor to subscribe to the Subscription Shares and to acquire the Sale Shares in the manner provided herein, is conditional upon (i) the fulfilment of the following conditions to the satisfaction of the Investor, unless specifically waived in writing by the Investor; and (ii) only if all the Representations and Warranties continue to be true and correct on the Completion Date:

		3.1.1	The passing by the Board, in accordance with the Act and the Articles, of resolutions approving, initialling and authorizing:

			a)	the execution of the Transaction Documents and the performance of the transactions contemplated therein;

	b)	the draft of the amendments to the Memorandum and Articles of Association of the Company, to reflect, to the extent permitted by law, the provisions of the Shareholders Agreement, in the form approved by the Investor, subject to obtaining approval of the shareholders of the Company;

	c)	the issue of the Subscription Shares pursuant to the terms of this Agreement;

	d)	the in-principle approval to the sale of the Sale Shares;

3.1.2	Execution of the Shareholders Agreement;

3.1.3	Completion of a business, financial, accounting, tax, technical, legal and regulatory due diligence on the Company by the Investor and resolution of all issues arising therefrom to the satisfaction of the Investor on or before 45 Business Days from the date of this Agreement;

3.1.4	Mr. R.L. Srivastava signing a consent letter, in the form and content as specified in Annexure II, consenting to the transfer of the Sale Shares to the Investor and the price at which such Sale Shares are proposed to be transferred to the Investor;

3.1.5	The Company providing to the Investor the shareholding pattern of Company (indicating the category wise equity participation of residents and non residents) after the proposed acquisition of Sale Shares by the Investor; and (ii) a certificate from a chartered accountant indicating the ‘fair value’ of the Shares calculated in accordance with the Guidelines for Valuation of Shares and Fixation of Premia (‘Pricing Guidelines’);

3.1.6	A resolution being passed at a duly constituted meeting of the board of directors of Investor and a resolution being passed at duly constituted meeting of the shareholders of the Investor, approving the subscription to the Subscription Shares and the purchase of the Sale Shares and the satisfaction of all other conditions for the Investor to effect a Business Combination as set forth in the Investor’s Prospectus dated March 3, 2006 as filed with the US Securities and Exchange Commission;

3.1.7	The Promoters obtaining written consents from all banks, financial institutions, lenders of the Company and all other third parties as may be required for change in shareholding of the Company in form and substance satisfactory to the Investor;

3.1.8	There shall not have been any change, effect or circumstance from the date hereof to the Completion Date, which has or may reasonably be expected to have an adverse effect on the Company, the Company’s prospects/profits/profitability/financial position/ financial condition/ operations/ businesses/ assets and/or the Business;

3.1.9	Providing details of the bank account of the Company maintained with the Authorised Dealer to the Investor for the purpose of receiving the Subscription Price under this Agreement;

3.1.10	Providing details of the bank account of Mr. R.L. Srivastava maintained with the Authorised Dealer to the Investor for the purpose of receiving the Sale Consideration under this Agreement;

3.1.11	The Parties obtaining all statutory consents and approvals required or desirable under any and all applicable laws and regulations (i) for the subscription, issue and allotment of the Subscription Shares pursuant to the terms of this Agreement; and (ii) to give effect to the transactions contemplated herein and under the Transaction Documents having been obtained and remaining in full force and effect;

3.1.12	Each of the Promoters delivering to the Investor a no-objection certificate in the form contained in Schedule 4 hereto and a no-objection certificate from the Company in the form contained in Schedule 4A hereto;

3.1.13	Investor receiving from the Promoters and the Company three year financial statements for the period ended March 31, 2007, March 31, 2006 and March 31, 2005 converted into US GAAP and audited by a Public Company Accounting Oversight Board (www.pcaob.com) and unaudited US GAAP financial statements for the period commencing April 1, 2007 and ending September 30, 2007 or as of such later period, which shall not be earlier than 7 days prior to the Completion Date.

	3.2	Upon fulfilment of the Conditions Precedent, the Promoters and the Company shall notify the Investor of the same in writing.

	3.3	If the Conditions Precedent mentioned in Clause 3.1.3 above is not fulfilled or satisfied to the satisfaction of the Investor or waived in writing by the Investor within 45 days of the date of this Agreement or such other date as may be mutually agreed between the Parties in writing, the Investor shall have the right to terminate this Agreement forthwith. The termination of this Agreement shall not in any way affect or prejudice any right accrued to any Party against the other prior to such termination. The Promoters however hereby confirm, undertake and agree, that they shall cause the Company to provide to the Investor and/or its advisors, all relevant information relating to the Company, including accounting, financial, tax, marketing, technical, human resources and legal information, whether or not requested by the Investor and/or its advisors, latest by the completion of 45 days from the date of this Agreement. The Promoters acknowledge and confirm that the Investor and/or its advisors shall be entitled to request for any information that they deem necessary and material in relation to the Company for the purpose of conducting the due diligence exercise. The Promoters shall provide full and complete access to the Investor and/or its advisors to all of the records, facilities, employees, suppliers and customers of the Company, along with answers and clarifications to questions raised by the Investor and/or its advisors and will cooperate fully with them in the completion of the due diligence exercise. The Parties acknowledge and confirm that the quantum and payment of the Subscription Price for the Subscription Shares and the Sale Consideration for the Sale Shares shall be subject to the satisfactory results of the due diligence exercise to be conducted by the Investor, at the sole satisfaction of the Investor and in the event, the Investor is not satisfied with the results of the due diligence exercise conducted by the Investor but has waived the requirement of the Condition Precedent mentioned in Clause 3.1.3 above, the Parties shall mutually agree on a revised Subscription Price and Sale Consideration.

	3.4	The Promoters and the Company undertake to use all best efforts to ensure that all the Conditions Precedent are satisfied as soon as possible and the Condition Precedent as mentioned in Clause 3.1.3 is satisfied no later than the date mentioned in Clause 3.3 above.

	3.5	The Promoters and the Company shall co-operate and provide all information and reasonable assistance to the Investor and/or its advisors and authorised representatives to enable them to verify the records/ documents of the Company.

4.	COMPLETION

	4.1	The Promoters and the Company shall notify the Investor of the fulfilment of the Conditions Precedent and provide to the Investor, all the requisite documents evidencing fulfilment of such Conditions Precedent applicable to the Promoters and/or the Company. The Investor through its advisors/counsel shall then satisfy itself as to the fulfilment of the Conditions Precedent. The Investor shall notify the Promoters and the Company within 7 days from the date of receipt of all the documents/information from the Promoters of its satisfaction or dissatisfaction with the same or of waiving the fulfilment of any of the Conditions Precedent applicable to the Promoters and/or Company.

	4.2	In case the Investor notifies the Promoters or the Company of its dissatisfaction under Clause 4.1 above, the Promoters shall fulfil the unfulfilled Conditions Precedent within 7 days of receipt of such notice and shall provide to the Investor, all requisite documents evidencing fulfilment of that Condition Precedent. Subject to Clause 3.3 above, the procedure referred to in Clause 4.1 above shall be followed thereafter until the fulfilment of all Conditions Precedent applicable to the Promoters and/or Company, to the satisfaction of the Investor.

	4.3	Upon fulfilment of all the Conditions Precedent to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the issue of the Subscription Shares to the Investor and the sale of the Sale Shares to the Investor (‘Completion’) in the manner provided in this Clause. Such Completion shall take place on a date set by the Investor (the ‘Completion Date’), which date shall not be later than 15 days from the fulfilment of all the Conditions Precedent to the satisfaction of the Investor. This date may however be extended upon mutual agreement between the Parties.

4.4	The Completion shall take place at the office of Economic Laws Practice, 1502 Dalamal Towers, Nariman Point, Mumbai - 400021.

4.5	On the Completion Date, the Investor shall file Form FC-TRS, in quadruplicate with the Authorised Dealer along with the following documents:

	4.5.1	All documents received by the Investor from Mr. R.L. Srivastava and/or the Company under Clauses 3.1.4 and 3.1.5 above;

	4.5.2	Consent letter of the Investor agreeing to purchase the Sale Shares and indicating the Sale Consideration to be paid by the Investor for such purpose; and

	4.5.3	An undertaking specifying that (i) the Investor is eligible to acquire the Sale Shares under the Foreign Direct Investment Policy of the Government of India from Indian resident shareholders; (ii) such acquisition is within the existing sectoral caps specified thereunder; and (iii) the price per Share is in compliance with the Pricing Guidelines.

4.6	Immediately thereafter, Mr. R.L. Srivastava shall deliver the following documents to the Investor:

	4.6.1	A certificate signed by Mr. R.L. Srivastava to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date;

	4.6.2	Original share certificates evidencing the Sale Shares (‘Sale Share Certificates’); and

	4.6.3	The Share Transfer Forms duly stamped and executed by him.

4.7	Upon filing Form FC-TRS with the Authorised Dealer and fulfilment of the provisions of Clause 4.5 above, the Investor shall remit the Sale Consideration, for further credit to the account of Mr. R.L. Srivastava as intimated to the Investor in accordance with Clause 3.1.10 hereof. All such payments to be made by Investor to Mr. R.L. Srivastava shall be subject to such withholdings/deductions of tax as may be required under the Applicable Laws.

4.8	Immediately upon the Investor receiving the certificate annexed to Form FC-TRS from the Authorised Dealer, the Investor shall lodge the Share Transfer Forms and the Sale Share Certificates with the Company for transfer of the Sale Shares in the name of the Investor. The Company shall, upon receipt of the said documents from the Investor, do the following:

	(i)	Immediately convene a meeting of the Board, wherein the Board shall pass the necessary resolutions:

(a) approving the transfer of the Sale Shares from Mr. R.L. Srivastava to the name of the Investor; and

(b) approving the Investor as a member of Company in respect of the Sale Shares and entering the name of the Investor in the register of members.

	(ii)	Enter the name of the Investor as the legal and beneficial owner of the Sale Shares, free of all Encumbrances, in the register of members of Company;

	(iii)	Make the necessary endorsements on the Sale Share Certificates, indicating the name of the Investor as the legal and beneficial owner of the Sale Shares evidenced thereunder; and

	(iv)	Return the original Sale Share Certificates, duly endorsed in the name of the Investor, to the Investor or its authorised representative as it may direct.

4.9	Upon satisfaction of the events referred to in Clause 4.8, the Company shall deliver or cause to be delivered to the Investor:

	a)	certified true copies of the Board Resolutions referred to in clause 3.1.1;

	b)	written confirmation from the Company and each of the Promoters that as at the Completion Date:

  no change, effect or circumstance has occurred, which has or may reasonably be expected to have an adverse effect on the Company, the Company’s prospects/profits/profitability/financial position/ financial condition/ operations/businesses/ assets and/or the operations/businesses and/or the Business; and

  the Representations and Warranties are true, accurate and complete and that it is not aware of any matter or thing which is in breach of or inconsistent with any of the Representations and Warranties;

	c)	the no-objection certificates referred to in clause 3.1.11.

4.10	Immediately thereafter, a meeting of the Board shall be held at which, the Board shall pass resolutions:

	(i)	approving the allotment of the Subscription Shares to the Investor with the corresponding certificates;

	(ii)	approving the appointment of the directors, as specified by the Investor on the Board; and

	(iii)	convening an extra-ordinary general meeting of the Company in accordance with the Articles of the Company to amend the Memorandum and Articles of the Company to incorporate the provisions of the Shareholders Agreement in the form approved by the Board under Clause 3.1.1(b) above.

4.11	Immediately thereafter, a meeting of the shareholders shall be held at short notice, at which the following resolutions shall be passed:

	(i)	approving the allotment of the Subscription Shares to the Investor;

	(ii)	approving the amendments to the Memorandum and Articles of Association in the form approved by the Board under Clause 3.1.1(b).

4.12	Immediately thereafter the Company shall (i) issue and deliver to the authorised representative of the Investor the original certificates duly stamped, signed and sealed for the Subscription Shares subscribed to by the Investor; and (ii) incorporate the name of the Investor as the legal and beneficial owner of the Subscription Shares in the register of members of the Company.

4.13	Notwithstanding the above, on the Completion Date the Investor shall also have a right to review the books and accounts of the Company to verify to the satisfaction of the Investor, that no event has occurred which has or may have an adverse effect on the Business, operations, financial condition or prospects of the Business. In the event, the Investor is not satisfied with the results of its review; the Investor shall have the right to terminate this Agreement forthwith. The termination of this Agreement shall not in any way affect or prejudice any right accrued to any Party against the other prior to such termination.

4.14	On the Completion Date the Investor shall:

	a)	deliver an application in writing for the Subscription Shares to be subscribed by them on the Completion Date; and

	b)	pay to the Company the Subscription Price by way of telegraphic transfer.

4.15	Immediately after subscription to the Subscription Shares and the purchase of the Sale Shares by the Investor, the equity shareholding of the Company on a Fully Diluted Basis shall be as follows:

	No. of	Approximate % of the total paid up
Shareholders	Shares held	Equity Shares on a Fully Diluted Basis
Investor	4393516	63
Ravindra Lal Srivastava	1227871	17.61
Indravati Devi Srivastava	1152640	16.53
Sankata Srivastava	96640	1.39
Bihari Lal Srivastava	16000	0.23
Ramdulare Srivastava	55168	0.79
Ramdulari Devi Srivastava	32000	0.45
Total:	6973835	100%

	4.16	The Parties to this Agreement agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in Clause 4 above on the Completion Date are completed on the same day.

	4.17	Notwithstanding the provisions of Clause 4.16 hereto, all proceedings to be taken and all documents to be executed and delivered by the Parties at Completion shall be deemed to have been taken and executed simultaneously to the extent possible and no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

	4.18	Immediately after the Board meetings of the Company and passing of the resolutions mentioned above, the Parties shall ensure that the Company shall record the necessary entries in its registers and carry out all the actions that have been resolved to be carried out in order to effectively achieve Completion.

	4.19	The Company shall ensure that within 30 days from the Completion Date, the relevant forms of the Company are filed with the concerned regulatory authorities including the Registrar of Companies, Reserve Bank of India, etc. in accordance with the provisions of Applicable Law

	4.20	Investor’s Remedy

		4.20.1	If after having received the Subscription Price and the Sale Consideration from the Investor pursuant to Clause 4.7 and 4.14 above, the provisions of this Clause 4 are not complied with by the Company and/or the Promoters on the Completion Date, the Investor shall have the right to obligate the Company and/or the Promoters and if so required, by the Investor, the Company and/or Mr. R. L. Srivastava shall forthwith refund to the Investor the Subscription Price and the Sale Consideration received from the Investor pursuant to Clause 4.10 above together with interest thereon calculated at the rate of the then applicable State Bank of India prime lending rate (“SBI PLR”) plus 10% from the date the Investor paid the Subscription Price and the Sale Consideration to the date of actual refund by the Company with interest (“Liquidated Damages”). The Parties agree and acknowledge that the Liquidated Damages is a genuine pre estimate of the loss that may be suffered by the Investor as a result of non-compliance by the Company and/ or the Promoters of the obligations specified in this Agreement.

		4.20.2	The Parties agree and acknowledge that this obligation of the Company to refund the Subscription Price, and Mr. R.L. Srivastava to refund the Sale Consideration, to the Investor shall be without prejudice to any other right, which the Investor may have under this Agreement and in law or in equity.

5.	REPRESENTATIONS AND WARRANTIES

	5.1	True and Accurate

The Warrantors represent, warrant and undertake to the Investor, that each of the statements set out in this Clause and Schedule 3 hereof, as applicable to the Warrantors, is now and will be true and accurate at the Completion Date. The Warrantors acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

	5.2	Investor Representation

The Investor hereby represents and warrants that it has the corporate power and authority to execute, deliver and perform this Agreement and the Transaction Documents and the transactions contemplated herein. The execution, delivery and performance by Investor of the Transaction Documents have been duly authorized and approved by its board of directors.

	5.3	Separate and Independent

Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.

	5.4	Knowledge

If any Representation or Warranty is qualified by knowledge, then it means that the Representation or Warranty has been made to the best knowledge of the Warrantors, after the Warrantors have made and caused to be made such due and proper inquiries as may be required in respect of the relevant matter to obtain informed knowledge.

	5.5	Undertaking

None of the Warrantors shall do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.

	5.6	Notification of breach

Each of the Warrantors hereby agree to disclose promptly to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which:

		5.6.1	would render any of the Representations and Warranties to be inaccurate; or

		5.6.2	has, or is likely to have, an adverse effect on the financial position/prospects/profits/profitability/ financial condition/ operations/businesses/ assets and/or the Business of the Company.

	5.7	Survival

The Representations and Warranties provided in this Agreement shall survive the Completion Date.

	5.8	The Company and the Promoter hereby agree and acknowledge that the Investor has agreed to subscribe to the Subscription Shares and purchase the Sale Shares inter alia relying upon the Representations and Warranties.

6.	INDEMNITY

	6.1	Without prejudice to any other right available to the Investor in law or under equity, the Promoters shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, or, if so desired by the Investor, the Promoters shall indemnify the Company, from and against any and all liabilities, damages, demands, Claims (including third party Claims), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“ Losses ”) directly based upon, arising out of, or in relation to or otherwise in respect of:

		i.	any inaccuracy in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or any document or other papers delivered by any of them to the Investor in connection with or pursuant to this Agreement;

		ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters;

		iii.	any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the Business or operations of the Promoters or the Business of the Company prior to the date of execution of this Agreement and as on the Completion Date;

		iv.	any liability due to any non-compliance of any applicable law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date.

	6.2	Any compensation or indemnity as referred to in Clause 6.1 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.

7.	ACCESS TO BOOKS AND RECORDS

	7.1	The Investor and/or the Promoters and their designated officers, employees, accountants and attorneys shall have the right, at any time and from time to time during normal business hours and upon notice which may be of at least 3 (three) days, to carry out inspection of documents, records, premises and all other properties of the Company at their own cost as long as they hold any Shares in the Company.

	7.2	The Investor and their designated officers, employees, accountants and attorneys shall have the right to consult with the officers, employees, accountants and attorneys of the Company for the purpose of affording the Investor full opportunity to make such investigation as it may desire and to collect such information, data, documents, evidence as may be required for the purpose of and in the course of such inspection in connection therewith. Such investigations and/or audit, however, shall not affect the Representations and Warranties made by the Promoters or the Company.

8.	INTERIM MANAGEMENT AND ACCESS

	8.1	During the period beginning from the execution of this Agreement and continuing until the Completion Date, the Company shall, and the Promoters shall cause the Company to carry on its Business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due, to pay or perform other obligations when due, and, to the extent consistent with such businesses, to use its best efforts consistent with past practice and policies to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with them, all with the goal of preserving their goodwill and ongoing businesses at the Completion Date.

	8.2	The Promoters shall cause the Company to provide the Investor and its officers, agents, advisors, consultants and other representatives reasonable access to (i) all of the properties, books, contracts, commitments and records of the Company, (ii) all other information concerning the Business, properties and personnel (subject to restrictions imposed by Applicable Law) of the Company as the Investor may request, and (iii) all employees of the Company. The Promoters shall cause the Company to provide such information within 5 days of making a request for the same.

	8.3	During the period beginning from the execution of this Agreement and continuing until the Completion Date the Company and/or the Promoters (including their respective Affiliates, representatives and/or advisors) shall not, without the prior written consent of the Investor:

		(i)	solicit, encourage, entertain, initiate or participate in any inquiry, negotiations or discussions or disclose any information pertaining to the Company or enter into any agreement with respect to any offer or proposal to, acquire or merge or restructure (including through business transfer, asset transfer, amalgamation, demerger, hiving off or in any other manner whatsoever) or dispose off, alienate or Encumber any assets or business of the Company or parts thereof (an ‘Acquisition Proposal’);

		(ii)	assist or cooperate with any Person to make any Acquisition Proposal; or

		(iii)	solicit, negotiate or enter into any agreement with any Person with respect to an Acquisition Proposal;

(iv)	In the event the Company or the Promoters receive, prior to the Completion Date, any Acquisition Proposal, the Company or the Promoters receiving such Acquisition Proposal shall immediately suspend any discussions with such offeror or party with regard to such Acquisition Proposal and immediately inform the Investor as to any such Acquisition Proposal, including information as to the principal terms of such Acquisition Proposal or request, as the case may be, and any other information that the Investor may request;

(v)	sell, license or transfer to any Person any rights to any Intellectual Property or enter into any agreement with respect to Intellectual Property with any Person;

(vi)	amend or change its Articles of Association and/or Memorandum of Association in any manner whatsoever;

(vii)	adopt or change accounting methods or practices other than as required by the Indian GAAP or revalue any of its assets, including writing down value of inventory or writing off notes or accounts receivable;

(viii)	issue, sell, or grant, contract to issue, sell or grant, or authorize the issuance, delivery, sale or purchase of any Securities of the Company or any other securities, including securities convertible into, or exercisable or exchangeable for Shares in the Company;

(ix)	declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any shares of the Company, or split, combine or reclassify any shares of the Company, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company or repurchase, redeem, or otherwise acquire, directly or indirectly, any shares of the Company (or options, warrants or other rights convertible into, exercisable or exchangeable therefor);

(x)	grant any severance or termination, pay (cash, equity or otherwise) to any director or officer or to any employee of the Company, or increase (by way of cash, equity or otherwise) the salary or other compensation payable or to become payable by the Company to any of their officers, directors, employees or advisors, or declare, pay or make any commitment or obligation of any kind for the payment (in the form of cash, equity or otherwise) by the Company of a bonus or other additional salary or compensation to any such Person, or adopt or amend any employee benefit plan (except as necessary to comply with applicable law) or enter into any agreement with any Person which guarantees employment with the Company for a specific period of time or enter into any settlement or compromise agreement with any employees of the Company;

(xi)	waive any share repurchase rights, accelerate, amend or change the period of exercisability of options or restricted shares, or reprice options granted to any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any employment stock option plans;

(xii)	sell, lease, license, Encumber or otherwise dispose off any of the assets or properties of the Company;

(xiii)	enter into/agree to enter into any new contract not in the ordinary course of business and/or on terms that are beyond normal and reasonable commercial terms including amending or otherwise modifying (or agreeing to do so), or violating the terms of any of the contracts entered into by the Company;

(xiv)	commence, compromise or settle any pending or threatened litigation, debt or other legal proceedings;

(xv)	make or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any Claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any Claim or assessment in respect of Taxes;

		(xvi)	cause any increase in liabilities of the Business including by way of incurring any indebtedness in the Business in the form of loans or financial assistance from any lending agency or bank or repaying or incurring any additional indebtedness or making any advance payments other than what has been contractually agreed upon (upon disclosure and consent to/of the Investor);

		(xvii)	amending any terms of any agreement with any of the creditors/debtors;

		(xviii)	enter into/agree to enter into any new contract, agreement, arrangement with any related party of the Company;

		(xix)	undertake any expenditure, transaction or commitment other than in the normal course of business; or

		(xx)	take or agree in writing or otherwise to take any of the actions described in the preceding clauses of this Clause 8 or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder or that would prejudice the consummation of any of the transactions contemplated in the Transaction Documents.

9.	CO-OPERATION

The Parties shall use their reasonable efforts to ensure that the transactions contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by Investor in order to consummate the transactions contemplated by this Agreement.

10.	RESOLUTION OF DISPUTES

Amicable Settlement

	10.1	If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

Conciliation

	10.2	If the Parties are unable to amicably settle the Dispute in accordance with Clause 10.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ram Mukunda and Mr. R.L. Srivastava for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

Arbitration

	10.3	If the Parties are unable to amicably settle the Dispute in accordance with Clause 10.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

	10.4	The place of the arbitration shall be Mumbai, India.

	10.5	The arbitration proceedings shall be governed by the laws of India.

	10.6	The proceedings of arbitration shall be in the English language.

	10.7	The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. The cost of arbitration shall be borne by the Company.

	10.8	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

	10.9	The Mumbai court (including any appellant court) in India shall have exclusive jurisdiction.

11.	NOTICES

	11.1	Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Ram Mukunda
Address:	At the address mentioned above
Tel:	+1 301 529 4996
Facsimile:	+1 240 465 0273

The Company:	Sricon Infrastructure Pvt. Ltd.
Address:	As mentioned above
Tel:	917122287666
Facsimile:	917122290700

The Promoter:	R. L. Srivastava
Address:	As mentioned in Schedule 1 hereto
Tel:	917122287666
Facsimile:	917122290700

	11.2	All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

	11.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

12.	TERM

This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force unless terminated in accordance with the provisions of this Agreement.

13.	CONFIDENTIALITY

	13.1	The Parties recognise that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any of such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information for a period of one year from the date hereof. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:

(a) was developed independently by the Parties;

(b) was known to the Party prior to its disclosure by the disclosing Party;

		(c)	has become generally available to the public (other than by virtue of its disclosure by the receiving Party);

		(d)	may be required in any report or statement that is required to be submitted by the Company to any governmental or regulatory body;

		(e)	may be required in response to any summons or subpoena or in connection with any litigation; or

		(f)	was approved by both the Parties (for the avoidance of doubt, disclosure to the Affiliates of the Investor shall be permitted);

		(g)	is required by a regulatory authority or the regulations of any recognized stock exchange;

		(h)	is reasonably required for disclosure to professional advisers of the Party, who shall have given undertakings of strict confidentiality;

		(i)	may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.

Provided that prior to any disclosure in respect of a request to disclose confidential information under subsections (d), (e) (g), (h) and (i), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.

	13.2.	Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Investor and Promoters, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party. Provided that the Investor and/or its advisors may retain, in a secure location, copies of such documents and records for purposes of defending any legal proceeding or as is required to be maintained in order to satisfy any law, rule, regulation, or accounting or financial reporting standards to which the Investor may be subject.

	13.3.	The Parties acknowledge and agree that the covenants and obligations with respect to confidentiality set forth in this Clause relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the Company and the owner of such property irreparable injury for which adequate remedies are not available at law. Therefore, the Parties agree that the Party entitled to enforce the covenants set forth above, shall be entitled to an injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the other Party from committing any violation of the covenants and obligations contained in this Clause. These injunctive remedies are cumulative and are in addition to any other rights and remedies the concerned Party may have at law or in equity.

14.	AUTHORISED PERSON

For the purposes of this Agreement, Mr. R. L. Srivastava shall represent the Promoters. Accordingly, all the Promoters hereby authorise Mr. R. L. Srivastava to represent the Promoters and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the Promoters for the proper and effective fulfilment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr. R. L. Srivastava shall be deemed to be acts or deeds done or documents executed by all the Promoters, and shall be binding on all the Promoters.

15.	TERMINATION

	15.1	Grounds for Termination: Save and except the rights and obligations of the Parties that terminate as provided in the specific clauses in this Agreement, this Agreement shall continue in full force and effect until terminated in accordance with the provisions of this Clause.

	15.2	This Agreement can be terminated at any time prior to the subscription by the Investor in the manner set out in Clause 4 of this Agreement, by mutual written agreement of the Parties.

	15.3	This Agreement shall stand terminated under Clause 4 if the Completion does not take place as per Clause 4.3.

	15.4	Effect of Termination: Termination of this Agreement under Clauses 15.2 to 15.3 shall be without liability of any Party (or any shareholder, director, officer, agent, employee, consultant or representative of such Party) to the other Parties.

	15.5	The provisions of Clause 6 (Indemnity), 10 (Arbitration), 11 (Notices), and 13 (Confidentiality) shall survive the termination hereof pursuant to Clause 15.1.

16.	MISCELLANEOUS PROVISIONS

	16.1	Reservation of Rights

No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

	16.2	Cumulative Rights

All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

	16.3	Partial Invalidity

If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

	16.4	Amendments

No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties.

	16.5	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties, which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties.

	16.6	Entire Agreement

This Agreement constitutes the entire Agreement between the Parties with respect to the subscription of the Equity Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

16.7	Relationship

None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

16.8	Governing law

This Agreement shall be governed and construed in accordance with the laws of India, under the jurisdiction of the Mumbai courts, without regard to the conflict of laws principles.

16.9	Service of Process

Subject to the provisions of clause 10 of this Agreement, the Parties agree that any action or proceeding seeking to enforce any provision of, or based on any right arising out of this Agreement may be brought against any of the Parties in the courts of Mumbai, India and each of the Parties consent to the jurisdiction of such courts (and of the appropriate appellant courts) in any such action or proceeding and waives any objection to the venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

16.10	Costs

Each Party shall bear its own expenses incurred in preparing this Agreement including any brokers, finders’ fee, financial advisor’s fees and the expenses incurred by its representatives. The Parties agree to equally share in the cost of the US GAAP audits.

16.11	Force Majeure

No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

16.12	Severance

Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties, the Parties shall use reasonable efforts to agree upon a new provision, which shall as nearly as possible have the same commercial effect as the inefficient provision.

16.13	Good Faith Negotiations and Further Assurances

	16.13.1	The Parties agree that if the transactions contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into other transactions that (a) would result in a substantially similar outcome and (b) do not prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties; and

	16.13.2	Each Party agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the other Parties may reasonably require, whether on or after the date of this Agreement, to implement and/or give effect to this Agreement and the transactions contemplated by it and for the purpose of vesting in the Investor the full benefit of the assets, rights and benefits to be transferred to the Investor under this Agreement.

16.14	Public announcements

Except as and to the extent required by Applicable Law, without the prior written consent of the other Party, neither Party will, and each will direct its representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise to disclose or to permit the disclosure of the terms of this Agreement and the Transaction Documents. The Investor however is required by the Securities and Exchange Commission (‘SEC’) laws in the United States of America to disclose the terms of this Agreement and the Transaction Documents, while filing with the SEC, which may result into a press release or press exposure or disclosure to the general public.

16.15	Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile or copy of a signature is valid as an original.

16.16	Authorisation

The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

16.17	Time of the essence

Any date or period mentioned in this Agreement may be extended by agreement between the Parties hereto, failing which, as regards any such date or period, time shall be the essence of the Agreement.

Execution Page Follows:

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Investor”	)
BY THE HAND OF MR. RAM MUKUNDA	)
(Authorised Signatory))
ON THE 15th DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “SRICON	)
INFRASTRUCTURE PVT. LTD”	)
BY THE HAND OF MR. R.L. SRIVASTAVA	)
(AUTHORISED SIGNATORY) PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE 15th DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Promoter”	)
MR. R. L. SRIVASTAVA	)
ON THE 15th DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:

Annex B

AMENDMENT TO THE SHARE SUBSCRIPTION CUM PURCHASE AGREEMENT
DATED 15TH DAY OF SEPTEMBER, 2007

THIS Amendment to the Share Subscription cum Purchase Agreement dated 15th September, 2007 (hereinafter referred to as “Agreement” ) is entered on this 19th day of December, 2007 at Mumbai

BY AND AMONG

INDIA GLOBALIZATION CAPITAL, INC.

a company organized under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814, acting directly or indirectly through one or more of its newly formed non US Affiliates, alongwith such newly formed non-US Affiliates (hereinafter collectively referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns) of the FIRST PART;

AND

SRICON INFRASTRUCTURE PRIVATE LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office at Sricon House 25, Pragati Layout, Rajeev Nagar, Nagpur, India (hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECOND PART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, legal representatives, executors, and administrators) of the THIRDPART.

(The Investor, the Promoters and the Company may hereinafter be referred to individually as “Party” and collectively as “Parties”, as the context may require).

WHEREAS

A.

The Parties entered into a Share Subscription cum Purchase Agreement on the 15th day of September, 2007 (the “SSA”), setting out the terms and conditions subject to which the Investor would subscribe to the Subscription Shares;

B.

Clause 3 of the SSA sets out the conditions to be satisfied by the Parties prior to the Investor subscribing to the Subscription Shares. Some of the conditions to be satisfied by the Parties are as under: (i) completion of a business, financial, accounting, tax, technical, legal and regulatory due diligence on the Company by the Investor and resolution of all issues arising therefrom to the satisfaction of the Investor on or before 45 Business Days from the date of this Agreement, (ii) resolution being passed at a duly constituted meeting of the board of directors of Investor and a resolution being passed at duly constituted meeting of the shareholders of the Investor, approving the subscription to the Subscription Shares and the satisfaction of all other conditions for the Investor to effect a Business Combination as set forth in the Investor’s Prospectus dated March 3, 2006 as filed with the US Securities and Exchange Commission, (iii) the Promoters obtaining written consents from all banks, financial institutions, lenders of the Company and all other third parties as may be required for change in shareholding of the Company in form and substance satisfactory to the Investor, (iv) each of the Promoters delivering to the Investor a no-objection certificate in the form contained in Schedule 4 to the SSA and a no-objection certificate from the Company in the form contained in Schedule 4A to the SSA;

C.

The Company is in need of urgent funds and pending satisfaction of the conditions precedent set out in Clause 3 of the SSA, has requested the Investor to infuse the Portion of Subscription Price (as defined below), towards subscription to Portion of Subscription Shares (as defined below);

D.	The Investor has agreed to subscribe to the Portion of Subscription Shares in the Company subject to the terms and conditions set out in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES COVENANTS AND AGREEMENTS HEREIN CONTAINED, THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

“Account” means the account to be opened by the Parties with Citibank N.A.

“Completion” means completion of the events specified in Clause 5 hereof and the Investor being registered as a member in respect of the Portion of the Subscription Shares in the register of members of Company.

‘Completion Date’ shall mean the date specified by the Investor for Completion.

“Existing Accounts” means the current accounts maintained by the Company with Allahabad Bank, Manish Nagar branch, Nagpur, bearing account no. 20075 and State Bank of India, Jaiprakash Nagar branch, Sonalwada, Nagpur, bearing account no. 30095731720,

“Funding” means the funding of the Portion of Subscription Price by the Investor upon fulfillment, or waiver, of the conditions precedent prescribed in Clause 4;

“Funding Date” means the date on which the Funding occurs;

“Portion of Subscription Price” means Rs. 12,83,42,500/- (Rupees Twelve Crores Eighty Three Lacs Forty Two Thousand Five Hundred only) forming part of the Subscription Price.

“Portion of Subscription Shares” means 5,03,620 equity shares, constituting 14.66% of the post issued paid up share capital of the Company and forming part of the Subscription Shares.

“Promoters Shares” means 15,79,711 Shares representing 53.88% of the existing Share Capital of the Company.

“SSA” shall have the meaning ascribed to it in Recital A.

All capitalized expressions not defined in the Agreement, but defined in the SSA, shall have the same meaning ascribed to it in the SSA.

2.	SUBSCRIPTION FOR SHARES AND INITIAL ADVANCE AGAINST SHARES

(a) Subject to the terms of this Agreement, the Investor hereby agrees to subscribe for, and the Company agrees to allot and issue to the Investor at Completion, the Portion of Subscription Shares, provided that subject to Clause 3, the Portion of Subscription Price shall be funded as advance against Shares of the Company.

(b) The consideration payable by the Investor to the Company for the Portion of Subscription Shares shall be the Portion of Subscription Price or thereabout as the Parties may mutually agree.

3.	CONDITIONS PRECEDENT

The obligation of the Investor to fund the Portion of Subscription Price is subject to the fulfillment, prior to or simultaneously on the Funding Date (or at the time specified below), of the following conditions and delivery and execution of the following items in form and substance satisfactory to the Investor, any one or more of which may be waived in writing by the Investor in its sole discretion:

(a) the Representations and Warranties as provided in Clause 5 and Schedule 3 of the SSA and under this Agreement, remaining true and correct on the Funding Date;

(b) approval of the Board for (i) the execution, delivery and performance by the Company of this Agreement, (ii) creation of an Account in the manner and for the purposes contemplated in this Agreement, (iii) appointment of the Investor’s nominee as an authorized signatory to the Existing Accounts and the Account to be created pursuant to this Agreement, (iv) deposit into the Account, 20% of the receivables paid into the Existing Accounts, including without limitation, the receivables due to the Company pursuant to the Joint Venture Agreement entered into by the Company with Hindustan Steel Works Constructions Limited, (v) granting irrevocable authority to the Investor’s nominee being the authorized signatory to the

Account, to operate and withdraw the amounts lying to the credit of the Account at any time and for any reason whatsoever, (vi) subject to the approval of the members, amending the Articles of Association of the Company to give effect to the matters set out in Clause 4, (vii) in-principle allotment of such number of shares to the Investor, at the specific request of the Investor, pending subscription to the entire Subscription Shares, as will increase the Investor’s shareholding in the Company to 51%, and an undertaking that such allotment will be completed within 2 working days of the Investor infusing funds towards subscription to the share capital of the Company and requesting the Company to allot Shares, and (viii) implementing the relevant transactions set forth in this Agreement to which the Company is a party or which require approval by the Board;

	(c)	each of the Company and the Promoters having performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Funding;

	(d)	memorandum and articles of association of the Company being amended to reflect, to the extent permitted by law, the provisions of this Agreement;

	(e)	one (1) nominee of the Investor having been duly elected/appointed as Director, effective upon Funding;

	(f)	the Company having opened the Account;

	(g)	evidence being adduced by the Promoters, of written instructions issued to the banks with whom the Existing Accounts are maintained by the Company, of the inclusion of Mr. Ram Mukunda as an authorized signatory to the Existing Accounts and evidence being adduced of written instructions issued to Citibank N.A of the change in authorized signatories and appointment of Mr. Ram Mukunda of the sole authorized signatory of the Account with Citibank;

	(h)	certificate from the Promoters and the Company confirming that (i) they have given written instructions to the banks with whom Existing Accounts are maintained, for automatic transfer into the Account, every month, with effect from April 1, 2008, of 20% of the receivables paid into the Existing Accounts, including without limitation, the receivables due to the Company pursuant to the Joint Venture Agreement entered into by the Company with Hindustan Steel Works Constructions Limited, and that they have taken all necessary steps to ensure automatic and regular transfer of funds as contemplated herein, (ii) no lender or third party has any rights over the funds lying to the credit of the Existing Accounts (iii) the Company has not entered into any agreement or understanding whereby any party other than the Investor has priority over the funds in the Existing Accounts or the Account;

	(i)	the Company appointing the Investor’s nominee as the authorized signatory to the Account with an undertaking that (i) except upon specific written instructions of the Investor, the Investor’s nominee shall not be replaced and such appointment and understanding having been communicated to Citibank N.A (ii) they shall not open any savings or current account or any other account with any bank except with the specific written consent of the Investor;

	(j)	the Company issuing irrevocable written instructions to Citibank N.A., to honor all cheques, demand drafts and other payment instructions issued by the Investor’s nominee, without first obtaining approval of the Promoters or the Company;

	(k)	the Company obtaining a certificate from an independent chartered accountant indicating the ‘fair value’ of the Shares calculated in accordance with the Guidelines for Valuation of Shares and Fixation of Premia.

The Promoters shall fulfill all their obligations hereunder and shall, to the extent within their power and control, cause the Company to fulfill all its obligations hereunder so as to ensure that the conditions set forth in this Clause are fulfilled by such dates as specified above, to the satisfaction of the Investor.

4.	FUNDING EVENTS

	(a)	Funding shall take place on the Funding Date, or at such other place as the Parties may agree. The Portion of Subscription Price shall be retained as advance against Shares, until Completion.

	(b)	Simultaneously upon Funding, the provisions of Clauses 3 (Conditions subsequent to Completion), 4.1(e) (Voting), 4.1(g) (Meeting and Minutes of Board Meeting), 4.1(h) (Notice), 4.1(i) (Quorum), 4.1(j) (Determination of Quorum), 4.1(k) (Resolution by Circulation), 4.2 (Management and other Committees), 4.3 (Rights of the Investor), 4.4 (Veto Rights, to the extent of meetings of the Board) (subject to Clause 4(e) herein) and 5 (Dividend Policy) of the Shareholders Agreement shall become effective and the Promoters and the Company shall be bound by the terms contained therein.

	(c)	The Promoters and the Company shall not propose any resolution at a Shareholders Meeting, if such resolution has not been approved by the director nominated by the Investor at a meeting of the Board.

	(d)	Until Completion under this Agreement, the Promoters shall not be entitled to Transfer all or any part of their Shareholding to any Person. Approval of the director nominated by the Investor shall be required for passing any resolution which will have the effect of changing the signatories to the Existing Accounts or the Account and for opening any account with any bank.

	(e)	The Parties agree that where a resolution for allotment of shares in favour of the Investor is proposed by the director nominated by the Investor, the Promoters shall (if they are also Directors) / cause the directors nominated by them on the Board, to vote in favour of the resolution.

	(f)	A meeting of the shareholders shall be convened and a special resolution shall be passed approving amendment to the Articles of Association, to give effect to the matters set out in this Agreement.

	(g)	The Promoters agree and acknowledge that until Funding, they are in complete control over the affairs of the Company and undertake that they shall, to the extent within their power and control, cause the Company to fulfill all its obligations hereunder so as to ensure that the covenants set forth in this Agreement are fulfilled by such dates as specified in this Agreement. To secure the performance of the obligations of the Promoters and the Company as set out in this Agreement, the Promoters shall create a pledge on the Promoter Shares in favour of the Investor or any Person nominated by it. For such purpose, the Promoters shall on the Funding Date or any date thereafter, and if required, with the approval of the regulatory authorities, if required, deliver the following documents to the Investor, or his representative/ nominee:

  Original certificates evidencing right, title and interest to the Promoter Shares;

  Undated share transfer forms signed by the Promoters in favour of the Investor;

  A duly stamped, irrevocable power of attorney (substantially in the form and content as specified in Schedule 2 hereof) from each Promoter, pursuant to which each Promoter permits the Investor to take all necessary action and sign all necessary documents, letters, undertakings etc. as may be required so as to effect a transfer of the Promoter Shares to the Investor or any of his nominees, as the case may be, and be registered as a ‘member’ in respect of the Promoter Shares;

  the shareholding pattern of the Company after the exercise of the pledge by the Investor.

	(g)	The Promoters unconditionally agree, acknowledge, undertake and confirm that they shall take all necessary action and sign all necessary documents, letters, undertakings etc. as may be required so as to effect a transfer of the Promoter Shares to the Investor or any of his nominees, as the case may be, and be registered as a member inrespect of the Promoter Shares, if called upon by the Investor to do so.

	(h)	The Promoters and the Company agree and acknowledge that the covenants and obligations under Clauses 3 and 4 relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the Investor irreparable injury and hence the Investors shall be entitled to specific performance of the obligations undertaken by the Company and/ or the Promoters under Clauses 3 and 4.

5.	COMPLETION EVENTS

	(a)	Upon fulfillment of all the Conditions Precedent set out in the SSA, to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the allotment of the Portion of Subscription Shares to the Investor in the manner provided in this Clause.

(b)	At Completion, the Company shall:

  allot and issue to the Investor, the Portion of Subscription Shares;

  deliver to the Investor one or more original share certificates and other instruments, if any, evidencing the Investor’s title to the Portion of Subscription Shares;

  duly register, as required by Law, the Portion of Subscription Shares in the Company’s registers and provide evidence thereof to the Investor;

(c)	If any one or more of the Conditions Precedent set out in the SSA are not satisfied to the satisfaction of the Investor or waived in writing by the Investor, the Investor shall notify the Promoters and the Company of the non satisfaction of the Condition Precedent. Within 7 days of receipt of such intimation from the Investor, the Promoters shall cause the Company to and the Company shall refund an amount equivalent to the Portion of Subscription Price to the Investor. If the Company fails to make repayment of the Portion of Subscription Price to the Investor within 7 days of receipt of notice from the Investor, the Investor’s nominee shall, without any further act or approval of the Promoters or the Company, issue instructions to the Citibank N.A., to repatriate funds lying in the Account to the Investor and the Parties shall cause Citibank N.A. to forthwith repatriate such funds to the Investor.

(d)	If the funds lying in the Account is less than the Portion of Subscription Price, the Promoters will cause the Company to fund the Account with such amount by which the funds lying in the Account fall short of the Portion of Subscription Price. If the Promoters fail to cause the Company to fund the shortfall in the Portion of Subscription Price, or upon the Promoters and/or the Company committing a breach of any of their obligations under this Agreement and more specifically under Clause 5 hereof and failing to remedy the breach within 7 days of being notified of the same by the Investor, then, without prejudice to any of its rights under this Agreement, the Investor shall have a right to forthwith exercise the pledge and at its discretion, require the Board to allot to itself, Portion of Subscription Shares and take all necessary action,to be registered as a member of the Company in respect of the Promoter Shares and or Portion of Subscription Shares.

(e)	Upon the Promoters and/or the Company committing a breach of any of their obligations under Clause 5(d)hereof and failing to remedy the breach within 7 days of being notified of the same by the Investor and the Investor being unable to exercise the pledge and / or be registered as a member in respect of the Promoter Shares or any part thereof, due to any reason whatsoever, the Investor shall be entitled, pending subscription to the Subscription Shares, to be allotted Portion of Subscription Shares and to subscribe to such number of shares in the Company as will bring its shareholding to 51% of the paid up share capital of the Company as on such date (“Additional Shares”). Upon exercise of such option by the Investor, and upon infusion of funds by the Investor towards subscription to the Additional Shares, the Company shall allot Additional Shares to the Investor and at such price as may be determined by the Investor, provided that the pricing shall be in accordance with the laws of India. Upon exercise of such option by the Investor, the Investor shall be entitled to appoint majority directors on the Board and exercise all rights available to the Investor under law, as a 51% shareholder in the Company.

(f)	The Promoters and the Company hereby undertake that they shall, upon exercise by the Investor of its right under Clauses 5(d) and 5(e) above, cooperate with the Investor and take all necessary steps to ensure that the name of the Investor or any Person nominated by the Investor is registered as a ‘member’ in the register of members of the Company in respect of the Promoter Shares and Additional Shares.

(h)	In the event of enforcement of pledge by the Investor, of the Promoter Shares, or in the event of the Promoters committing a breach of any of their obligations of causing the Company to perform its obligations, or in the event of subscription by the Investor, to Additional Shares, in the circumstances set out in Clause 5(e) above, subject to the rights available to the Investor to appoint majority Directors on the Board and exercise all rights available to the Investor under law, as a 51% shareholder in the Company, the provisions of the Shareholders Agreement will get triggered. However, notwithstanding anything to the contrary contained in the Shareholders Agreement, the Investor shall not be subject to any restrictions on transfer of Portion of Subscription Shares or Promoter Shares or Additional Shares, whether set out in the Shareholders Agreement or otherwise and the provision of this clause shall supersede anything to the contrary contained in the Shareholders Agreement or under any other agreement entered into between the Parties.However, the Promoters and the Company agree that they shall be bound by Clauses 6, 7, 8 and 9 of the Shareholders Agreement.

6.	BOARD REPRESENTATION

	(a)	The Parties agree and acknowledge that the Investor shall be entitled to appoint one director on the Board effective upon Funding and that such director shall be appointed under Section 255(2) of the Act. The Promoters and the Company shall not be entitled to remove the Director appointed/nominated by the Investor, unless required by Law.

	(b)	The right of nomination and appointment of the director conferred on the Investor under Clause 6(a) shall include the right at any time to remove from office any such persons nominated or appointed by them and from time to time determine the period for which such persons shall hold office as Director. If the Investor desires that any director nominated or appointed by it should cease to be a director of the Company, the Promoters shall cause, and shall exercise its voting rights in such manner, so as to ensure such removal and appointment of new director nominated by the Investor to replace the director so removed as soon as may be practicable.

	(c)	The director appointed/nominated by the Investor shall be entitled to receive all notices, agenda, etc. and to attend all General Meetings and Board Meetings and Meetings of any Committees of the Board of which they are members.

	(d)	In the event the Investor or any of its Affiliates cease to (i) be shareholders of the Company, then all the rights of the Investor as a Shareholder shall automatically terminate and the Investor shall cause his nominee Director to resign from the Board.

7.	VALIDITY OF SSA

	(a)	Except to the extent specifically modified by this Agreement, all the terms of the SSA shall survive and continue to remain valid and binding on the Parties. Reference in the SSA to subscription to Investor Shares or Subscription Shares respectively, wherever they appear, shall be deemed to mean subscription to Investor Shares or Subscription Shares as respectively reduced by the Portion of Subscription Shares and Additional Shares and reference to payment of Investor Price or Subscription Price, respectively, wherever they appear in the SSA, shall be deemed to mean payment of Investor Price or Subscription Price as respectively reduced by the Portion of Subscription Price and price paid for the Additional Shares.

	(b)	This Agreement shall become effective upon the execution and delivery of this Agreement by the Investor, the Promoters and the Company.

	(c)	Except as expressly set forth in this Agreement, all agreements, covenants, undertakings, provisions, stipulations, and promises contained in the SSA are hereby ratified, readopted, approved, and confirmed and remain in full force and effect.

8.	RESOLUTION OF DISPUTES

	(a)	Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

	(b)	Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 8(a) within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ram Mukunda and Mr. R.L. Srivastava for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

	(c)	Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 8(b) within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

	(d)	The place of the arbitration shall be Mumbai, India.

	(e)	The arbitration proceedings shall be governed by the laws of India.

	(f)	The proceedings of arbitration shall be in the English language.

	(g)	The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. The cost of arbitration shall be borne by the Company.

	(h)	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

	(i)	The Mumbai court (including any appellant court) in India shall have exclusive jurisdiction.

9.	MISCELLANEOUS

	(a)	No Implied Waiver

Subject to the terms of this Agreement, the execution, delivery and performance of this Amendment Agreement shall not, except as expressly provided herein, constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of the Parties under the SSA or prejudice any right or remedy that either Party may have or may have in the future under or in connection with the SSA or any instrument or agreement referred to therein. The Parties hereto acknowledge and agree that the Representations and Warranties of the Parties contained in the SSA, the clauses on, including but not limited to indemnity and confidentiality shall survive the execution and delivery of this Amendment Agreement and the effectiveness hereof.

	(b)	Governing law

This Agreement shall be governed and construed in accordance with the laws of India.

	(c)	Costs

Each Party shall bear its own expenses incurred in preparing this Agreement. The Company shall pay the stamp duty and other costs in respect of this Agreement and the issue and allotment of the Portion of Subscription Shares to the Investor.

	(d)	Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

	(e)	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties, which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder, including its rights over the pledge of Promoter Shares, to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties.

IN WITNESS WHEREOF THE PARTIES TO THIS AMENDMENT AGREEMENT HAVE SET AND SCRIBED THEIR HANDS AT MUMBAI, ON THE DAY MONTH AND YEAR FIRST NOTED ABOVE, IN PRESENCE OF:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “INVESTOR”	)
INDIA GLOBALIZATION CAPITAL, INC.	)
ON THE 19th DAY OF DECEMBER,2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “COMPANY”	)
BY THE HAND OF Mr.	)
R. L. SRIVASTAVA PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE 17th DAY OF DECEMBER, 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY MR. R. L. SRIVASTAVA FOR HIMSELF AND ON BEHALF OF THE “Promoters”	)
ON THE 19th DAY OF DECEMBER,2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SCHEDULE 1
NAME AND DETAILS OF PROMOTERS

Name of Shareholder	Number of Shares	% shareholding on a Fully Diluted Basis
Ravindra Lal Srivastava	1579711	53.88
Indravati Devi Srivastava	1152640	39.31
Sankata Prasad Srivastava	96640	3.30
Bihari Lal Srivastava	16000	0.55
Ramdulare Lal Srivastava	55168	1.88
Ramdulari Devi Srivastava	32000	1.09
Total	2932159	100

SCHEDULE 2
FORM OF POWER OF ATTORNEY

TO ALL TO WHOM THESE PRESENTS SHALL COME, I, Ravindra Lal Srivastava, an Indian inhabitant having my address at Sricon House 25, Pragati Layout, Rajeev Nagar, Nagpur, India (the “Pledgor”) SEND GREETINGS:

And Whereas the Pledgor is the legal and beneficial owner of 15,79,711 Equity Shares (“Equity Shares”) of Sricon Infrastructure Private Limited, a company registered under the Companies Act, 1956 and having its registered office at Sricon House 25, Pragati Layout, Rajeev Nagar, Nagpur, India (the “Company”) having full legal right, title and interest in those Equity Shares with power to deal with such Equity Shares in any manner the Pledgor thinks fit.

And Whereas the Pledgor, the Company and India Globalisation Capital, Inc. a company organised under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814 (“Pledgee”) have entered into an Amendment Agreement dated December 19, 2007 (“Amendment Agreement”), pursuant to which the Investor has agreed to subscribe to Portion of Subscription Shares (as defined in the Amendment Agreement).

And Whereas the Pledgor along with the other Promoters of the Company (as defined in the Amendment Agreement) have undertaken to cause the Company to perform certain obligations under the AmendmentAgreement.

And Whereas the Pledgor has secured the performance by it of its obligations to cause the Company to do certain acts, by pledging and creating a charge on 15,79,711 Equity Shares of the Company held by the Promoters (hereinafter referred to as the “Pledged Shares”).

Pursuant to Clause 4(c) of the Amendment Agreement, the Pledgor has undertaken and agreed to irrevocably appoint the Pledgee as its attorney-in-fact to take all necessary action and sign all necessary documents, letters, undertakings etc. as may be required so as to effect a transfer of the Pledged Shares to the Pledgee or any of his nominees. In pursuance of the above, the Pledgor is desirous of appointing the Pledgee as its Attorney.

Capitalized terms not defined herein shall have the meanings ascribed to them in the Amendment Agreement.

NOW KNOW YE ALL AND THESE PRESENTS WITNESS THAT

The Pledgor does hereby irrevocably nominate, constitute and appoint the Pledgee (i.e. INDIA GLOBALISATION CAPITAL, INC. a company organised under the laws of the State of Maryland acting directly or indirectly through one or more of its newly formed non US Affiliates, alongwith such newly formed non-US Affiliates, and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814, or any hereinafter referred to as Attorney) to be the true and lawful Attorney of the Pledgor and in his name and on his behalf and at his risk and costs, to do or cause to be done the following acts, deeds, matters or things, that is to say:

1.	at any time, to take any action and execute any instrument, deed, document, undertaking etc. that the Attorney may deem necessary or advisable to keep the charge or pledge created over the Pledged Shares secured and in full force and effect.

2.	at any time after the Pledgor and/or the Company commit a breach of the provisions of the Amendment Agreement, in the opinion of the Investor:

	a)	to execute any instrument, deed, document, undertaking including necessary transfer forms as transferor in respect of all the Pledged Shares in the name of the Pledgor including revalidation of blank transfer forms duly signed by the Pledgor in respect of the Pledged Shares so as to effect a transfer of the Pledged Shares to the Pledgee or its nominee, as the case may be, and to ensure that the name of the Pledgee and/or its nominee is incorporated in the ‘register of members’ as a ‘member’ in respect of the Pledged Shares;

	b)	to sign on behalf of the Pledgor the consent letter in the form as set out herein;

	c)	to vote at all or any meetings of the shareholders of the Company or otherwise to act as the Pledgor’s attorney or attorney’s representative(s) or proxy(ies) in respect of the Pledged Shares; and

	d)	to appoint any proxy (ies) to represent the Pledgor at all or any meetings of the shareholders of the Company with full authority to vote at such meetings in such manner as the Attorney may deem fit.

3.	at any time, to make such declaration in respect of the Pledged Shares as may be in the opinion of the said Attorney required or necessary in law.

4.	at any time, to enter into, make, sign, execute, deliver, acknowledge and perform all engagements, contracts, agreements, indentures, papers, documents, writings, things, deeds etc. that may be necessary or proper to be entered into and signed, sealed, executed, delivered, acknowledged and performed for the purposes of giving effect to the transfer of the Pledged Shares to the Pledgee and/or its nominee.

5.	at any time, to offer the Pledged Shares for dematerialisation or rematerialisation pursuant to the Depositories Act, 1996 and the rules made and to obtain registration of the names of the beneficial owners thereof in the records of the Depository or any other intermediary, and to do all acts, deeds and things, and to execute and deliver all deed, documents and writing in order to obtain and implement dematerialisation or rematerialisation of the Pledged Shares.

6.	to act in relation to these premises as fully and effectually in all respects as we the Pledgor ourselves could do if personally present.

AND WE HEREBY agree to ratify and confirm all and whatsoever our said Attorney shall do or purport to do or cause to be done by virtue of these presents.

AND WE HEREBY declare that this Power of Attorney is and shall be irrevocable until the complete transfer of all the Promoter Shares from the Promoters to the Investor in accordance with the Amendment Agreement.

IN WITNESS WHEREOF the Pledgor has caused this Power of Attorney to be executed by its duly authorized signatory on the day, month and year first above written.

SIGNED AND DELIVERED BY [Insert name of each Promoter whose Shares are being pledged].

NOTARY

SCHEDULE 2A
SPECIMEN FORM OF CONSENT LETTER OF PROMOTERS

[On the letterhead of the Promoters]

[Insert Date]

Dear Sir,

Re:	Acquisition of 15,79,711 equity shares of Sricon Infrastructure Private Limited (“Company”) by India Globalisation Capital, Inc. (“Purchaser”) from Indian resident shareholders

I hereby accord my consent for the transfer of 15,79,711 equity shares held by me in Company to the Purchaser at a price of Rs. 254.84/- per share.

I request you to kindly take the above ‘no objection’ on record.

Yours faithfully,

[Name of Promoter]

Annex C

SECOND AMENDMENT TO THE SHARE SUBSCRIPTION CUM PURCHASE AGREEMENT
DATED 15TH DAY OF SEPTEMBER, 2007

THIS Amendment to the Share Subscription cum Purchase Agreement dated 15 th September, 2007 (hereinafter referred to as “Agreement” ) is entered on this [ ] day of January, 2008 at Mumbai

BY AND AMONG

INDIA GLOBALIZATION CAPITAL, INC. a company organized under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814 , acting directly or indirectly through one or more of its newly formed non US Affiliates, alongwith such newly formed non-US Affiliates (hereinafter collectively referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns) of the FIRST PART;

AND

SRICON INFRASTRUCTURE PRIVATE LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office at Sricon House 25, Pragati Layout, Rajeev Nagar, Nagpur, India (hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECOND PART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, legal representatives, executors, and administrators) of the THIRD PART.

(The Investor, the Promoters and the Company may hereinafter be referred to individually as “Party” and collectively as “Parties”, as the context may require).

WHEREAS

A.

The Parties entered into a Share Subscription cum Purchase Agreement on the 15 th day of September, 2007 (the “SSA”), setting out the terms and conditions subject to which the Investor would subscribe to the Subscription Shares;

B.

Clause 3 of the SSA sets out the conditions to be satisfied by the Parties prior to the Investor subscribing to the Subscription Shares. Some of the conditions to be satisfied by the Parties are as under: (i) completion of a business, financial, accounting, tax, technical, legal and regulatory due diligence on the Company by the Investor and resolution of all issues arising therefrom to the satisfaction of the Investor on or before 45 Business Days from the date of this Agreement, (ii) resolution being passed at a duly constituted meeting of the board of directors of Investor and a resolution being passed at duly constituted meeting of the shareholders of the Investor, approving the subscription to the Subscription Shares and the satisfaction of all other conditions for the Investor to effect a Business Combination as set forth in the Investor’s Prospectus dated March 3, 2006 as filed with the US Securities and Exchange Commission, (iii) the Promoters obtaining written consents from all banks, financial institutions, lenders of the Company and all other third parties as may be required for change in shareholding of the Company in form and substance satisfactory to the Investor, (iv) each of the Promoters delivering to the Investor a no-objection certificate in the form contained in Schedule 4 to the SSA and a no-objection certificate from the Company in the form contained in Schedule 4A to the SSA;

C.

The Parties subsequently entered into an Amendment Agreement on December 19, 2007, (“First Amendment Agreement”) amending the terms of the SSA and agreeing to subscribe to a portion of the Subscription Shares;

D.

The Company is in need of urgent funds and pending satisfaction of the conditions precedent set out in Clause 3 of the SSA, has requested the Investor to infuse further funds towards subscription to a portion of the Subscription Shares;

E.	The Investor has agreed to subscribe to a portion of the Subscription Shares in the Company subject to the terms and conditions set out in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES COVENANTS AND AGREEMENTS HEREIN CONTAINED, THE PARTIES AGREE AS FOLLOWS:

1.	All expressions used in th is Agreement but not defined, and defined in the SSA or the First Amendment Agreement , shall have the same meaning ascribed to it in the SSA or First Amendment Agreement, as the case may be.

2.	SUBSCRIPTION TO PORTION OF SUBSCRIPTION SHARES

Subject to the terms of this Agreement and relying on the Representations and Warranties, covenants and indemnities given by the Promoters and the Company under the SSA and the First Amendment Agreement, the Investor agrees to subscribe from time to time, and the Company agrees to issue and allot to the Investor, Shares in the Company, at the Issue Price, provided that subject to Clause 3, the funds remitted from time to time, shall be funded as advance against Shares of the Company.

3.	COMPLETION

Unless otherwise directed by the Investor, the Parties shall proceed to complete the allotment of such portion of Subscription Shares to the Investor as subscribed by the Investor, at the Issue Price, simultaneously upon Completion under the Amendment Agreement and in the same manner set out in Clause 5 of the First Amendment Agreement.

4.	VALIDITY OF SSA

	4.1	Except to the extent specifically modified by this Amendment Agreement, all the terms of the SSA and the First Amendment Agreement shall survive and continue to remain valid and binding on the Parties. Reference in the First Amendment Agreement to ‘Portion of Subscription Shares’ shall, where appropriate, be deemed to mean reference to the ‘Portion of Subscription Shares’ as increased by the portion of Subscription Shares agreed to be subscribed under this Agreement from time to time and reference to ‘Portion of Subscription Price’ shall, where appropriate, be deemed to mean reference to ‘Portion of Subscription Price’ as increased by the funds remitted by the Investor towards subscription to Shares at the Issue Price under this Agreement, from time to time. It is clarified for the avoidance of doubt that the obligation to fund under this Agreement or the First Amendment Agreement or the SSA shall not extend to the amounts already funded by the Investor.

	4.2	Reference in the SSA to subscription to Investor Shares or Subscription Shares respectively, wherever they appear, shall be deemed to mean subscription to Investor Shares or Subscription Shares as respectively reduced by the Portion of Subscription Shares (as adjusted in 4.1 herein) and reference to payment of Investor Price or Subscription Price, respectively, wherever they appear in the SSA, shall be deemed to mean payment of Investor Price or Subscription Price as respectively reduced by the Portion of Subscription Price (as adjusted in 4.1 herein).

	4.3	This Amendment Agreement shall become effective upon the execution and delivery of this Amendment Agreement by the Investor, the Promoters and the Company.

	4.4	Except as expressly set forth in this Amendment Agreement, all agreements, covenants, undertakings, provisions, stipulations, and promises contained in the SSA and the First Amendment Agreement are hereby ratified, readopted, approved, and confirmed and shall remain in full force and effect.

5.	RESOLUTION OF DISPUTES

	(a)	Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

	(b)	Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 5(a) within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ram Mukunda and Mr. R.L. Srivastava for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

	(c)	Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 5(b) within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

	(d)	The place of the arbitration shall be Mumbai, India.

	(e)	The arbitration proceedings shall be governed by the laws of India.

	(f)	The proceedings of arbitration shall be in the English language.

	(g)	The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. The cost of arbitration shall be borne by the Company.

	(h)	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

	(i)	The Mumbai court (including any appellant court) in India shall have exclusive jurisdiction.

6.	MISCELLANEOUS

	(a)	No Implied Waiver

Subject to the terms of this Agreement, the execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of the Parties under the SSA or First Amendment Agreement or prejudice any right or remedy that either Party may have or may have in the future under or in connection with the SSA or First Amendment Agreement or any instrument or agreement referred to therein. The Parties hereto acknowledge and agree that the Representations and Warranties of the Parties contained in the SSA and in the First Amendment Agreement, the clauses on, including but not limited to indemnity and confidentiality shall survive the execution and delivery of this Agreement and the effectiveness hereof.

	(b)	Governing law

This Agreement shall be governed and construed in accordance with the laws of India.

	(c)	Costs

Each Party shall bear its own expenses incurred in preparing this Agreement. The Company shall pay the stamp duty and other costs in respect of this Agreement and the issue and allotment of the Portion of Subscription Shares to the Investor.

	(d)	Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

	(e)	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties, which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder, including its rights over the pledge of Promoter Shares, to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties.

IN WITNESS WHEREOF THE PARTIES TO THIS AGREEMENT HAVE SET AND SCRIBED THEIR HANDS AT MUMBAI, ON THE DAY MONTH AND YEAR FIRST NOTED ABOVE, IN PRESENCE OF:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “INVESTOR”	)
INDIA GLOBALIZATION CAPITAL, INC.	)
ON THE [•] DAY OF [ ] 2008)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “COMPANY”	)
BY THE HAND OF Mr.	)
(AUTHORISED SIGNATORY) PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE [•] DAY OF [ ] 2008)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Promoters”	)
ON THE [•] DAY OF [ ] 2008)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SCHEDULE 1
NAME AND DETAILS OF PROMOTERS

Name of Shareholder	Number of Shares	% shareholding on a Fully Diluted Basis
Ravindra Lal Srivastava	1579711	53.88
Indravati Devi Srivastava	1152640	39.31
Sankata Prasad Srivastava	96640	3.30
Bihari Lal Srivastava	16000	0.55
Ramdulare Lal Srivastava	55168	1.88
Ramdulari Devi Srivastava	32000	1.09
Total	2932159	100

Annex D

SHAREHOLDERS AGREEMENT AMONG INDIA GLOBALIZATION CAPITAL, INC., USA AND
SRICON INFRASTRUCTURE PRIVATE LIMITED AND THE PROMOTERS SHAREHOLDERS
AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this “ Agreement”) is made as on this 15 th day of September 2007 BETWEEN:

INDIA GLOBALIZATION CAPITAL, INC. (IGC-USA) a company incorporated under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814, acting directly or indirectly through one or more of its newly formed non US Affiliates, alongwith such newly formed non-US Affiliates (hereinafter collectively referred to as “IGC” which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns) of the FIRST PART;

AND

SRICON INFRASTRUCTURE PRIVATE LIMITED, a company incorporated under the laws of India and having its office address at Sricon House 25, Pragati Layout, Rajeev Nagar, Nagpur, India (hereinafter referred to as “the Company” , which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECOND PART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, executors, and administrators) of the THIRD PART.

IGC, Company and Promoters are individually referred to as “Party” and collectively as “Parties”.

WHEREAS :

A.	The Company is engaged in the business of infrastructure development specialising in construction of roads (the “Business”);

B.	IGC is currently engaged in making investments in India especially in sectors which inter alia includes power, infrastructure, and wishes to make a foray into the Business;

C.	The Parties have entered into a Share Subscription cum Purchase Agreement (“SSPA”) of even date, setting out the terms and conditions subject to which IGC shall subscribe to Shares in the Company and acquire Shares from the Promoters of the Company. Pursuant to the SSPA, IGC has agreed to subscribe to and acquire Shares of the Company, such that post subscription and acquisition, IGC shall hold 63% of the issued and paid up share capital of the Company subject to the conditions set out therein;

D.	The Parties have agreed to enter into this Agreement for the purposes of regulating their relationship with each other as members of the Company and regulating, as between themselves, certain aspects of the affairs of the Company.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

	1.1	Definitions

In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

		(a)	“Act or Companies Act” shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force.

		(b)	“Affiliate” means (i) when used in respect of a specified legal person, each legal person that directly or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the person specified (ii) when used in respect of an individual party, such person’s relative within the meaning of section 6 of the Act. In this definition “Control” (and its derivatives) means both (i) holding beneficially more than fifty per cent (50%) of equity interests and (ii) the ability to cast more than fifty (50%) per cent of the voting rights attaching to voting shares or (iii) power to direct the management or policies of such entity by contract or otherwise.

		(c)	“Agreement” shall mean this Shareholders Agreement together with the annexures thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement.

		(d)	“Applicable Law(s)” means any statute, law, regulation, ordinance, rule, judgment, order, decree, bye-law, approval, directive, guideline, policy, requirement or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administrative order having the force of law of any of the foregoing, by any Government Authority having jurisdiction over the matter in question.

		(e)	“Board” shall mean the board of directors of the Company.

		(f)	“Budget” means the budget of the Company from time to time approved by the Shareholders in accordance with the provisions of this Agreement.

		(g)	“Business” has the meaning given in recital A.

		(h)	“Business Plan” means the operating and capital budget for the Company prepared on an annual basis for a Financial Year, with reference to the Business, which business plan shall identify and set out, inter alia , the time scales and financial projections with key assumptions listed, including all planned commitments, borrowings, amount and timing of capital contributions to be made by the Shareholders, projected profit and loss, balance sheet, cash flow for such Financial Year in a form to be mutually agreed in writing between the Parties.

		(i)	“Claim” includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

		(j)	“Company” means Sricon Infrastructure Private Limited, incorporated under the laws of India (registration number 11-106275) whose registered office is at Sricon House 25, Pragati Layout, Rajeev Nagar, Nagpur, India.

		(k)	“Completion” and “Completion Date” shall have the meanings ascribed to it in the SSPA.

		(l)	“Confidential Information” means the provisions of this Agreement and (i) any information concerning the organisation, business, technology, trade secrets, know-how, finance, transactions or affairs of the Company, any subsidiary or any other Shareholder or any of their respective Affiliates, directors, officers or employees (whether conveyed in written, oral or in any other form and whether such information is furnished before, on or after the date hereof) and (ii) any information or materials prepared by a Party or its Representatives that contains or otherwise reflects, or is generated from, Confidential Information.

(m)	“Directors” means the directors of the Company and “Director” means any one of them (as the context requires).

(n)	“Effective Date” shall mean the date of execution of this Agreement by the Parties.

(o)	“Encumbrances” means any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale contract, title retention contract, or other contract to give or to refrain from giving any of the foregoing.

(p)	“Financial Year” means the financial year of the Company ending 31st March or other financial year agreed by the Shareholders at a general meeting.

(q)	“Government Authority” or “Government Authorities” means (a) central, state, city, municipal or local government, governmental authority or political subdivision thereof having jurisdiction; or (b) any agency or instrumentality of any of the authorities referred to in Clause (a); or (c) any regulatory or administrative authority, body or other organisation having jurisdiction, to the extent that the rules, regulations, standards, requirements, procedures or orders of such authority, body or other organisation have the force of Applicable Laws; or (d) any court or tribunal having jurisdiction.

(r)	“IGC Competitor” means any person (alone or together with any of its affiliates and successors and permitted assigns of such person) who is engaged in similar Business.

(s)	‘INR’ means the lawful currency of India.

(t)	‘Key Employees’ shall mean the Managing Director, the Chief Financial Officer and the Chief Executive Officer of the Company.

(u)	‘Liabilities’ means any and all current liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

(v)	“Management Committee” has the meaning assigned in Clause 4.2.

(w)	‘Party’ shall mean IGC, the Company or the Promoters referred to individually and ‘Parties’ shall mean IGC, the Company and the Promoters referred to collectively.

(x)	‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

(y)	“Pro Rata Share” means, with respect to any Shareholder, the proportion that the number of fully paid up Shares held by such Shareholder bears to the aggregate number of fully paid up Shares held by all Shareholders, in each case on a fully diluted basis.

(z)	“Sale Shares” means such number of Shares of the Company agreed to be acquired by IGC from the Promoters representing 12 percent of the total issued and paid up share capital of the Company as of the Effective Date.

(aa)	“Securities” means, with respect to any person, such person’s equity capital, registered capital, joint venture or other ownership interests (including, without limitation, in the case of the Company, shares) or any options, warrants, loans or other securities that are directly or indirectly convertible into, at or exercisable or exchangeable for, at the sole option of such person, such equity capital, registered capital, joint venture or other ownership interests (whether or not such Derivative Securities are issued by such person).

(bb)	‘Shares’ shall mean the equity and/or the preference shares of the Company.

	(cc)	“Share Capital” means the amount derived by multiplying the total number of Shares by Rs. Ten (10).

	(dd)	‘Shareholder’ or ‘Shareholders’ shall mean IGC and the Promoters and / or any person to whom Shares are issued or transferred in accordance with the terms of this Agreement.

	(ee)	“Shareholding” in relation to a Shareholder, means ownership of the Shares by such Shareholder, at any time.

	(ff)	“Share Subscription cum Purchase Agreement” or “SSPA” shall have the meaning ascribed to it in Recital C.

	(gg)	“Subscribed Shares” shall mean such number of Shares of the Company agreed to be subscribed by IGC such that when taken together with the Sale Shares, IGC’s total shareholding shall represent 63 percent of the total issued and paid up share capital of the Company on Completion.

	(hh)	“Transfer” means to sell, gift, assign, amalgamate, merge, transmit (whether by operation of Law or otherwise) or create any Encumbrance on any Shares or any right, title or interest therein or otherwise to dispose of the Shares in any manner whatsoever.

	(ii)	‘Warrantors’ means the Company and the Promoters and ‘Warrantor’ means any one of them.

1.2	Other Defined Terms:

	(i)	‘Business Days’ means the days on which the banks are open for business in India.

	(ii)	‘Dispute’ shall have the meaning as ascribed to it in Clause 16.1 of this Agreement.

	(iii)	‘Losses’ shall have the meaning as ascribed to it in Clause 14.1 of this Agreement.

1.3	Interpretation

	1.3.1	In this Agreement (unless the context requires otherwise), any express reference to an enactment (which includes any legislation in any jurisdiction) includes references to:

(i) that enactment as amended, extended or applied by or under any other enactment before, on or after the date of this Agreement;

(ii) any enactment which that enactment re-enacts (with or without modification); and

(iii) any subordinate legislation (including regulations) made (before, on or after the date of this Agreement) under that enactment, as re-enacted, amended, extended or applied as described in paragraph (i) above, or under any enactment referred to in paragraph (ii) above.

	1.3.2	In this Agreement, reference to including and include shall be construed to mean “including without limitation” and “include without limitation” respectively.

	1.3.3	In this Agreement, references to a person shall be construed so as to include any individual, firm, company, unincorporated association of persons, government, state or agency of a state or any joint venture, association, partnership, or employee representative body (whether or not having separate legal personality).

	1.3.4	Where there is any inconsistency between the definitions set out in this Clause l and the definitions set out in any other clause or schedule, then for the purposes of construing such clause or schedule, the definitions set out in such clause or schedule shall prevail.

	1.3.5	In this Agreement:

(i) words importing the singular shall include the plural and vice versa; and

(ii) references to IGC unless repugnant to the context shall for the purpose of this Agreement mean and include the Affiliates of IGC.

		1.3.6	The headings in this Agreement do not affect its interpretation and are for convenience only. Any schedule or annex to this Agreement shall take effect as if set out in this Agreement and references to this Agreement shall include its schedules and annexure.

		1.3.7	In this Agreement, unless the contrary intention appears, a reference to a Recital, Clause, Subclause, paragraph, subparagraph, Schedule or item is a reference to a Recital, Clause, sub-clause, paragraph, subparagraph, Schedule or item of this Agreement.

		1.3.8	For the purposes of any calculation under this Agreement any fraction will be rounded off to the next integer.

		1.3.9	Any time period prescribed for the performance of any obligation of IGC and/or any of its Affiliate under this Agreement to Transfer or subscribe to Shares of the Company shall be extended by as many days as necessary in order to facilitate IGC and/or its Affiliate to obtain all such approvals (if any) from Government Authorities required under Applicable Laws in order to fulfil such obligations not being in any event more than 90 days from the date hereof or such longer period as may specifically be agreed between the Parties.

	1.4	BUSINESS OF THE COMPANY

The Business of the Company shall be to carry on the business of infrastructure development especially in the sector of construction of roads and the Company shall not carry on any other business unless otherwise agreed between the Parties to this Agreement.

2.	FINANCING OF THE COMPANY

	2.1	The Company has, at the date of this Agreement, an authorised Share Capital of INR 3,00,00,000 consisting of 30,00,000 Equity Shares of par value INR 10 each. As of date 2932159 Equity Shares have been issued and are held by the persons in the number and proportion as set out in Schedule 2A.

	2.2	Upon Completion, the Shareholding pattern of the Company shall be as set out in Schedule 2B.

	2.3	Promoters and IGC agree that on Completion, the Parties would have only partly funded the Company and that both Parties hereby agree to further fund the Company, as and when required to the maximum extent as specified in the Business Plan in proportion to their Shareholding in the Company. The Parties shall mutually agree on the manner and time of such future funding.

	2.4	In the event the Company does not have adequate resources to fund its operations as envisaged in the Business Plan as amended or revised with approval of the Board or the Shareholders, and provided the Shareholders have funded their full share of funding commitment as set forth in the Business Plan, the Company shall raise such additional funds (“Additional Funds”) (i) through external commercial borrowings from IGC on reasonable effort basis, in compliance with the exchange control regulations or alternatively, through other modes of non-convertible debt on terms and conditions to be satisfactory to IGC within a period of 45 days from the requirement of the Additional Funds; or (ii) if the Board determines that the Company is not able to raise external commercial borrowing or non-convertible debt as referred to herein, by an offering of Shares (“Additional Shares”) to the Shareholders in proportion to their respective Pro Rata Share in the Company and on terms and conditions to be mutually agreed between the Parties. Such Additional Shares to be issued upon subscription to the Shareholders shall be fully paid up by the respective Shareholder in cash. In the event any Shareholder does not subscribe entirely to its Pro Rata Share of Additional Shares, the other Shareholder shall have the right to subscribe to the unsubscribed portion of the Pro Rata Share of the unsubscribing Shareholder in the Additional Shares (“Unsubscribed Additional Shares”). In the event that any Shareholder nominates an Affiliate to subscribe to the Additional Shares or the Unsubscribed Additional Shares, such Shareholder shall cause such Affiliate to execute an Affiliate Deed of Adherence in the form set out in Schedule 4 and the Company shall not issue the Additional Shares or the Unsubscribed Additional Shares to such Affiliate unless a duly executed (by all parties thereto) Affiliate Deed of Adherence has been lodged with it.

3.	CONDITIONS SUBSEQUENT TO COMPLETION

	3.1	Key Persons Provisions

The Company shall maintain all the relevant insurances including but not restricted to the Directors’ and Officers’ insurance in amounts considered reasonable by the Company and consistent with market practice in India.

	3.2	Key Man Insurance

The Company shall purchase key man insurance policy of such amounts as may be decided by the Board, with benefits payable to the Company, covering the Key Employees and such of the Promoters as may be identified by the Company.

4.	BOARD OF DIRECTORS CONSTITUTION, APPOINTMENT, NOMINATION AND MANAGEMENT

	4.1	Constitution, Appointment and Nomination

		(a)	Subject to the provisions of this Agreement and the Companies Act, the Board shall be responsible for the management, supervision, direction and control of the Company. Subject to Applicable Laws, the Board shall initially consist of five (5) Directors but may be increased up to seven (7) Directors subject to a maximum of twelve (12) Directors and such Directors shall be appointed in accordance with this Agreement.

		(b)	Composition of the Board. The Parties agree that subject to Applicable Laws, the Promoters shall be entitled to nominate three (3) Directors, out of which one shall be Mr R.L. Srivastava and IGC shall be entitled to nominate two (2) Directors on the Board. All Directors shall be persons whose period of office shall be liable to determination by retirement of directors by rotation and shall be required to be appointed by the Company in a general meeting. On the restructuring of the Board, Mr R. L. Srivastava, shall be appointed as the Managing Director of the Company.

		(c)	Appointment and Removal of Directors. Subject to the Applicable Laws, Mr R. L. Srivastava shall serve a term of five (5) years. Subject to the mutual consent of the Board and Mr R. L. Srivastava, the five (5) year term of Mr R. L. Srivastava may be extended to a further term not exceeding 5 years at any one time.

		(d)	Alternate Directors. Any Director may, by prior written notice to the other Shareholders and the Company, nominate one alternate at any time to act on his behalf as a Director in circumstances and for such period as may be valid under the Companies Act, and the Shareholders shall procure that the Board shall approve any such nomination and appoint the relevant individual to act as alternate Director. The Shareholders shall procure that the Board will, unless the nominating Director instructs the Board otherwise, automatically reappoint any nominated alternate if, for any reason, the nominated alternate’s office is deemed to have been vacated. An alternate Director shall be entitled to receive notice of all meetings of the Board, to attend and vote at any such meeting at which the Director appointing him is not personally present and at the meeting to exercise and discharge all the functions, powers and duties of his appointee or as a Director. An alternate Director shall automatically vacate his office as an alternate Director if the Director who appointed him ceases to be a Director.

		(e)	Voting. Subject to quorum requirements under Clause 4.1(i) being met each Director shall have one vote on the Board and, except as otherwise specifically provided in Clause 4.5 below and/or as specifically required by the Companies Act, all decisions of the Board shall be taken by a simple majority of the Directors present and voting or deemed to be present at the meeting or in the case of resolution by circulation by majority of Directors to whom the resolution is circulated in accordance with Clause 4.1(k) below. Notwithstanding anything to the contrary contained herein, a resolution in respect of Fundamental Issue shall require the affirmative vote of a Director nominated by IGC, for it to be validly passed.

(f)	Chairman. The Chairman of the Board shall from the Completion Date be Mr. R.L. Srivastava and shall have a term of two (2) years. The Chairman shall thereafter be elected by the majority of the Board. In case the Chairman is unavailable, any IGC Director may be appointed by the Board as the Chairman for that particular meeting to act as the Chairman of the Board. The Chairman shall not have a casting vote.

(g)	Meeting and Minutes of Board Meeting. The Board shall meet as may be necessary to discharge its duties but in any case no less frequently than holding at least one meeting every three calendar months. The minutes of the Board shall be circulated within ten (10) Business Days of the date of the meeting of the Board. At the beginning of each meeting of the Board, the Board minutes of the previous meeting shall be approved if agreed to by all Directors.

(h)	Notice. At least fifteen (15) Business Days’ notice of each Board meeting shall be given to each Director unless, in any particular case, all of the Directors otherwise agree in writing. The notice of the meeting of the Board shall be accompanied by an agenda of the business to be transacted at that meeting together with all papers to be circulated or presented to the same. No business shall be discussed at a Board meeting unless such business was included in the agenda.

(i)	Quorum. The quorum at meetings of the Board shall be comprised in accordance with the provisions of the Companies Act, and provided further that it also comprisesof one Director nominated by IGC and/or its Affiliates.

(j)	Determination of Quorum. If within two (2) hours from the time appointed for the holding of a meeting of the Board a quorum as set forth in Clause 4.1(i) is not present, the meeting of the Board shall stand adjourned to the next day in the same week (or if that day is a public holiday, to the next Business Day thereafter) at the same time and place as the original meeting, or to such other day and at such other time and place as the Board may determine. If at such adjourned meeting a quorum is not present within one (1) hour from the time fixed for holding the meeting, the meeting shall stand adjourned to the same day in the next week (or if that day is a public holiday, to the next Business Day thereafter), at the same time and place as the reconvened meeting, or to such other day and such other time and place as the Board may determine. If at such re-adjourned meeting a quorum is not present within one (1) hour from the time fixed for holding the meeting notwithstanding anything mentioned in Clause 4.1(i) or elsewhere in this Agreement, the Directors present shall constitute a quorum at such meeting.

(k)	Resolution by Circulation. A resolution by circulation must be circulated to all Directors and approved by majority of the Directors subject to Clause 4.4 in accordance with Applicable Laws and shall be as valid and effectual as if it had been passed at a meeting of Directors duly convened and constituted. The resolution may be contained in one document or in several documents in like form each signed or approved by one or more Directors concerned, but a resolution signed or approved by an alternate Director need not also be signed or approved by the Director appointing such alternate Director and, if it is signed or approved by a Director who has appointed an alternate Director, it need not be signed or approved by the alternate Director in that capacity.

(l)	Shareholders Meeting Quorum. The quorum at meetings of the Shareholders shall be as required by the Companies Act and shall comprise of at least one (1) representative of IGC and/or its Affiliates.

(m)	Determination of Quorum for Shareholders Meeting. In the event the quorum is not present at any Shareholders meeting, the meeting shall be reconvened in accordance with the provisions of the Companies Act and provisions of the Companies Act shall apply to the adjourned meeting. Voting at a meeting of the Shareholders shall only be by poll.

(n)	Shareholders Meeting: Notwithstanding anything to the contrary contained herein, if at a general meeting a resolution in respect of Fundamental Issue is proposed to be passed such resolution shall require the affirmative vote of the authorised representative of IGC for it to be validly passed.

4.2	Management and other Committees

	4.2.1	The Board shall constitute a Managing Committee chaired by the Managing Director and two other persons as members, one to be appointed by the Managing Director and the second to be appointed by IGC. The Management Committee shall be responsible for framing of the management and operational policies including but not limited to policies relating to human resources, remuneration, salaries, purchase, processes and procedures.

	4.2.2	If the Board finds it necessary to constitute further other working committee or committees, the powers of such working committee or committees shall be determined by the Board. The members of any such working committee or committees shall not decide the powers of such committee unless delegated by the Board or otherwise required by law.

	4.2.3	Subject to Applicable Laws, each Party shall have the right to nominate one person each on all the working committees constituted by the Board.

4.3	Right of IGC

	4.3.1	IGC shall have the sole and absolute right to appoint the CFO of the Company, including the right to decide on the terms of employment, duties, scope of work and the key responsibilities of the CFO including but not limited to financial planning, financial control, audit and treasury functions of the Company. The CFO shall report to the Managing Director. The CFO’s employment may not be terminated under any circumstances without prior written approval from IGC.

	4.3.2	The Company and the Promoters acknowledge that IGC as a company follows stringent compliance, reporting and audit requirements including but not limited to timely and accurate closure and reporting of financial statements compliant with US GAAP and the appointment and removal of the statutory auditors and internal auditors shall not be without the affirmative vote of IGC, including the right of the IGC Director to nominate an auditor at the Board meeting.

	4.3.3	Subject to the terms of this Agreement, the Company shall not without the prior approval of IGC

		4.3.3.1	Authorize, create, alter the rights attaching to or issue any Securities that are dilutive of IGC’s ownership of the Subscribed Shares, on an as-converted, fully diluted basis or that have rights, preferences, or privileges senior to or on a parity with the Subscribed Shares; or

		4.3.3.2	Authorize, create, alter or issue any Securities that are dilutive of IGC’s economic interest in the Company.

	4.3.4	IGC shall have the right to receive US GAAP financial statements of the Company reviewed by the statutory auditor of the Company within 10 days of the end of each financial quarter. IGC shall also have the right to receive the US GAAP financial statements audited by the statutory auditor of the Company within 45 days of the end of each financial year.

4.4	Veto Rights

Any action with respect to the following Fundamental Issues by the Company shall require affirmative vote of the representative of IGC in any general meeting of Shareholders of the Company, at any meeting of the Board of Directors or Management Committee or other working committee(s) (if such matters are delegated by the Board to Management Committee or such other working committee), as the case may be. The Fundamental Issues shall be in respect of the following matters:

	(i)	Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts) beyond 15 % of the Budget in the Business Plan (including a revised Business Plan) that is approved by the Board of Directors.

	(ii)	Investments in any other companies / assets / entities.

	(iii)	Amendments or any proposal to amend the Memorandum or Articles of Association of the Company including change in the number of Board members of the Company.

(iv)	Commencement of any new line of business or acquisition of shares of a company, which is unrelated to the Business of the Company, including spending/lending any funds or furnishing any guarantee or credit or any type of assistance to any party which carries on or proposes to carry on any business unrelated to the Business of the Company.

(v)	Commencement or settlement of litigation in any particular Financial Year other than those arising as part of the Company’s normal course of business.

(vi)	Changes to material tax policies or practices other than those required by Applicable Laws.

(vii)	Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or any subsidiary and / or Affiliates of any Person, other than in the normal course of business.

(viii)	Any change in the Financial Year for preparation of audited accounts of the Company.

(ix)	Winding up and / or liquidation of the Company.

(x)	Divestment of or sale or Encumbrances of assets, investments, lease, license or exchange or pledge in any other way, proposing to dispose off any assets or undertaking of the Company, other than in the normal course of business and on normal and reasonable commercial terms and conditions.

(xi)	Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business and on normal and reasonable commercial terms.

(xii)	Shifting of registered office, outside the city of Nagpur.

(xiii)	Commencement of new business/unit/division outside India, or applying for pre-qualification for bids and appointing representatives for liaison in a foreign country.

(xiv)	Any increase in the issued, subscribed or paid up equity or preference Share Capital of the Company or its subsidiary or any other company where it has a substantial investment, or re-organization of the Share Capital of the Company or its subsidiary or any other company where it has investment, including new issue of Shares or other Securities of the Company or its subsidiary or any other company where it has investment or any preferential issue of Shares or redemption of any Shares, issuance of convertible warrants, or grant of any options over its Shares by the Company or its subsidiary or any other company where it has investment.

(xv)	Any transfer of Equity Shares of the Company otherwise than contemplated by this Agreement.

(xvi)	Approval of any new scheme or plan for grant of employee stock options, or sweat equity shares to any person or entity, including any modification to any new scheme.

(xvii)	Granting of loan and/or procuring, selling to or any other dealings with any subsidiary or related Party or Affiliates or Promoters of the Company, which has or is likely to have an actual or potential effect on the financials of the Company.

(xviii)	Save as required by Applicable Laws any adoption or change of the dividend or distribution policy or accounting principle or policy (e.g., depreciation, asset devaluation, etc.) which has a material impact on the Shareholding of the Shareholders.

(xix)	Creation, allotment, issue, acquisition, reduction, repayment, conversion or redemption of any share or loan capital, including but not limited to the issue or otherwise, of options, warrants, or other Shares or of any instrument convertible into, exercisable or exchangeable for Shares; or entering into an agreement, arrangement or undertaking to do any of those things, or any action which alters the Share Capital of the Company, or the variation of rights of any Shares of the Company, except raising of Additional Funds by issuance of Additional Shares as contemplated under Clause 2.4.

(xx)	Borrowing by the Company other than as agreed in Clause 2.4 of the Agreement.

(xxi)	Entering into or amendments of any existing agreements, joint venture agreements, partnership or consortium agreements as well as new mergers, acquisitions, consolidations or amalgamations with other entity.

(xxii)	Change in the number of Directors, creation or modification of an executive committee or Management Committee or any other working committee.

(xxiii)	Any commitment or agreement to do any of the foregoing.

(xxiv)	Delegation of powers to the Managing Committee and other working committees constituted by the Board.

(xxv)	Approval of or modification to the Business Plan.

(xxvi)	Determination of the remuneration and the other employment terms of the Key Employees, Directors, and/or officers including revisions/amendments.

(xxvii)	Any significant change to the HR policy of the Company.

(xxviii)	Appointment of the Managing Director, Chairman or members of the Managing Committee, in the event the existing Chairman is absent for any reason.

(xxix)	Capital expenditure, including constructions and leases, and indebtedness in excess of the levels agreed upon in the annual Business Plan / Budgets of the Company;

(xxx)	Any substantial deviation in operations and strategies compared to Business Plan of the Company;

(xxxi)	Affiliated or related party transactions, agreements or arrangements between the Company and the Promoters, directors, officers, Key Employees or their Affiliates;

(xxxii)	Formation of or entry by the Company or its subsidiaries into joint venture, consortium, partnership or similar arrangement with any other person or business;

(xxxiii)	Adoption of a dividend policy, declaration of any dividend outside the dividend policy or amending any dividend policy of the Company;

(xxxiv)	Make any application of any insurance proceeds or compensation for compulsory acquisition or expropriation in each of the aforementioned cases;

(xxxv)	The making by the Company or its subsidiaries of any arrangement with its creditors and the moving for insolvency, receivership or bankruptcy;

(xxxvi)	Timing, size, split between new and existing Shares, and final pricing of any Initial Public Offering (including appointment of advisers and their terms of appointment), or follow on offering, rights issue or any offer for sale;

(xxxvii)	Applying for the appointment of a receiver or an administrator or similar officer over the Company’s assets;

(xxxviii)	Any change in the name of the Company;

(xxxix)	To sub-let or assign or dispose of or create any Encumbrance on any other material asset of the Company;

(xl)	To take any decisions relating to the employment of any person or take any decision relating to any seconded person;

(xli)	To approve, enter into, revoke or vary any material insurance policies;

(xlii)	Appointment of the statutory and internal auditors to the Company.

	4.5	Earn out

The Promoters shall be entitled to be allotted new Shares upto a maximum of 2% of the paid up Share Capital of the Company as on Completion, every year, for a period of three years, at the end of the periods ended March 31, 2008, March 31, 2009 and March 31, 2010 respectively, subject to the Company meeting certain thresholds and targets, more particularly set out in Schedule 5 . However, IGC reserves the option to allot these Shares from IGC’s existing shareholding in the Company.

5.	DIVIDEND POLICY

Subject to the availability of profits, the adequacy of projected cash flows and any capital expenditure requirements, the Company shall maximise the distribution of profits to its Shareholders. Dividends (if any) may be declared and paid on a final (or annual) basis and paid on an interim (or semi-annual) basis.

In deciding whether and in respect of any accounting year the Company has profits available for distribution the Parties hereto shall procure that the Auditors shall certify whether such profits are available or not and the amount thereof (if any). In giving such certificate the Auditors shall act as experts and not arbitrators and their determination shall be binding on the Parties hereto.

6.	RESTRICTIONS ON TRANSFER OF SHARES

	(a)	Transfer

No Shareholder shall Transfer or attempt to Transfer any Shares or any right, title or interest therein except as expressly permitted by the provisions of Clauses 6 (Transfer), 7 (Sale to Third Party Pre-emption Rights), 8 (Drag Along Rights), 9 (Tag Along Rights) ,10 (Term and Termination) and 18 (Lock-in). Any Transfer of Shares pursuant to Clauses 6, 7, 8, 9,10 and 18 shall comply with the conditions of this Clause 6.

A Transfer of Shares shall be valid only if the transferee executes Transferee Deed of Adherence together with a no objection certificate substantially similar to the form contained in Schedule 3 or if the transferee is an Affiliate of the Transferor then an Affiliate Deed of Adherence substantially similar to the form contained in Schedule 4.

	(b)	Transfer to a Competitor: Notwithstanding anything to the contrary contained in this Agreement, for so long as IGC (or any of its Affiliates) is a Shareholder, no Shareholder (other than IGC and/or its Affiliate) shall Transfer or attempt to Transfer any Shares to an IGC Competitor.

Any Transfer or attempt to Transfer Shares in violation of Clause 6(a) and 6(b) shall be null and void ab initio , and the Company shall not register any such Transfer.

	(c)	Transfer to an Affiliate: Notwithstanding the restriction on Transfer of Shares set forth in Clauses 6, 7, 8, 9, 10 and 18, anytime during the term of this Agreement, any Shareholder may Transfer Shares held by it to its respective Affiliates, (“Permitted Transferee”) provided such Permitted Transferee executes the deed of adherence in the format prescribed in Schedule 4 hereto (the “Affiliate Deed of Adherence”).

	(d)	Notice of Sale to a Permitted Transferee: At least five (5) Business Days prior to the permitted Transfer under Clause 6(c), any Shareholder intending to Transfer any of its Shares to a Permitted Transferee shall send a notice to the other Shareholders stating the date on which the intended Transfer is to occur, the name of the Permitted Transferee, the number and class of Shares involved and attaching (i) a completed and duly executed (by the Permitted Transferee and the transferor Shareholder) Affiliate Deed of Adherence and (ii) copies of all approvals and consents required to be obtained under Law. Each Shareholder shall, within three (3) days of the receipt of such notice, execute the Affiliate Deed of Adherence and file the same with the Company. Provided however that nothing contained herein shall require a Shareholder to execute an Affiliate Deed of Adherence in relation to a Transfer of Shares in contravention of this Agreement.

	(e)	The Company shall register a Transfer of Shares to a Permitted Transferee only upon the receipt (a) of a valid Affiliate Deed of Adherence duly executed by all parties thereto and (b) a copy of all consents required under Law sanctioning such transfer and documentary proof that conditions stipulated by Government Authority, if any, for such Transfer have been fulfilled.

	(f)	Within five (5) Business Days of registering any Transfer by a Shareholder of Shares to a Permitted Transferee in its register of members, the Company shall send a notice to the other Shareholders stating that such Transfer has taken place and setting forth the name of the transferor, the name of the Permitted Transferee and the number of Shares transferred.

	(g)	Any Transfer or attempt to Transfer the Shares in contravention of the provisions of this Agreement, including without a proper and duly executed Affiliate Deed of Adherence shall constitute a material breach of this Agreement.

7.	PRE EMPTION RIGHTS

Except in the case of Transfer of Shares to a Permitted Transferee, if any Shareholder, (the “Seller”) wishes to sell all or part of its Shares (“Transfer Shares”) to any person other than to a Permitted Transferee (“Proposed Transferee”), it shall first make an offer to the Shareholder(s) (other than the Seller) (“Offeree”) (equal to their respective Pro-Rata Share of the Transfer Shares) stipulating the terms and conditions of the offer (“Transfer Notice”) , which Transfer Notice shall include the Transfer Terms (as defined below).

	(a)	The Transfer Notice shall inter alia provide: (i) the sale price (on a ‘per Share’ basis) (“Offer Price”) (ii) the number of Shares proposed to be sold by the Seller (the “Transfer Shares”) (iii) the terms of the Transfer (collectively with the Offer Price the “Transfer Terms”). A Transfer Notice shall be irrevocable. The Parties agree that the Offer Price shall only be a cash price.

	(b)	If a Seller issues a Transfer Notice, the Offeree shall have the right (but not the obligation), exercisable within thirty (30) days from receipt of the Transfer Notice (“Offer Period”), to:

(i) accept the Transfer Terms, by issuing a letter of acceptance (“Acceptance Notice”) to the Seller, in which case, Clause 7(c) shall apply; and

(ii) issue a Tag Along Notice in accordance with Clause 8 below and accordingly Clause 8 shall apply.

	(c)	If the Acceptance Notice is issued the Offeree shall be obliged to purchase all the Transfer Shares and the sale and purchase of the Transfer Shares in favour of the Offeree shall be completed within thirty (30) days from the date of issue of the Acceptance Notice by the Offeree. At such completion, the Seller shall deliver to the Offeree certificates and other documents representing its title to the Transfer Shares, accompanied by duly executed and valid instruments of transfer. Such Transfer Shares shall be free and clear of any Encumbrance (other than Encumbrances specifically permitted hereunder), and the Seller shall so represent and warrant and shall further represent and warrant that it is the legal and beneficial owner of such Transfer Shares. The Offeree shall at such completion deliver payment in full of the Offer Price in accordance with the terms set forth in the Transfer Notice. In the event that the Offeree nominates an Affiliate or a nominee for the purpose of purchasing the Transfer Shares or part thereof, it shall cause such Affiliate or nominee to execute a Deed of Adherence in the format contained in Schedule 3 (“Transferee Deed of Adherence”). At such completion, all of the Parties to the transaction shall execute such additional documents as may be necessary or appropriate to effect the sale of the Transfer Shares to the Offeree. Any stamp duty payable on the transfer of any Transfer Shares shall be borne and paid by the Offeree.

	(d)	The failure of an Offeree to give the Acceptance Notice or the Tag Along Notice within the Offer Period shall be deemed to be a waiver of such Offeree’s right of first refusal or its tag along right.

(e)

If no Acceptance Notice or Tag Along Notice, as the case may be, is issued by an Offeree within the Offer Period, then subject to Clause 6(b) the Seller shall be entitled to Transfer the Transfer Shares to a Proposed Transferee on terms no more favourable than the Transfer Terms within thirty (30) days of the expiry of the Offer Period. Provided that the Proposed Transferee duly executes a Transferee Deed of Adherence. In the event the Seller is IGC (and/or its Affiliates or nominees holding Shares in the

Company) then so long as IGC, together with its Affiliates and nominees holding Shares in the Company (“IGC Group”), is the majority shareholder in the Company and so long as it wishes to Transfer all (but not less than all) of the outstanding Shares held by IGC Group, IGC shall have a further right (but not an obligation) to require the Promoters and its Affiliates and nominees holding Shares in the Company (“Promoters Group Shareholders”) to sell to such Proposed Transferee all the then outstanding Shares held by Promoters Group Shareholders (“Promoters Outstanding Shares”) in accordance with Clause 8 below.

	(f)	If the Seller fails to Transfer the Transfer Shares to the Proposed Transferee within the said period of thirty (30) days calculated as above, it will not be entitled to Transfer the Transfer Shares thereafter to any person, without re-offering the Transfer Shares to the Offeree in accordance with provisions of this Clause 7.

	(g)	Any Transfer of the Transfer Shares pursuant to this Clause 7 shall be valid only upon the execution of a Transferee Deed of Adherence and shall be registered by the Company upon a validly and duly executed (by all parties thereto) Transferee Deed of Adherence being lodged with it. The other Shareholders undertake to execute such Transferee Deed of Adherence, as may be required in order to give effect to such Transfer of the Transfer Shares to the Offeree, its Affiliate, or a proposed transferee. Provided however that nothing contained herein shall require a Shareholder to execute a Transferee Deed of Adherence where the Transfer is in contravention of the provisions of this Agreement.

8.	DRAG ALONG RIGHTS

	(a)	Subject to Clause 7(e) above and notwithstanding anything to the contrary stated in Clause 9 below if at any time IGC Group wishes to Transfer all (but not less than all) of the Shares held collectively by IGC Group to a Proposed Transferee as provided under Clause 7 above, IGC shall have a right (but not an obligation) to serve a written notice on the Promoters (“Drag Along Notice”) requiring the Promoters Group Shareholders to Transfer all (but not less than all) the Shares held by the Promoters Group Shareholders to the Proposed Transferee identified by IGC under Clause 7 aboveon the Transfer Terms.

	(b)	If a Drag Along Notice is issued by IGC, the Transfer and purchase of the IGC Transfer Shares and Promoter Outstanding Shares shall, subject to Clause 8(b), be completed within thirty (30) days from the date of issue of the Drag Along Notice by IGC, the time taken to obtain any regulatory approval being excluded for the calculation. At such closing, IGC and Promoter Group Shareholders shall deliver certificates and other documents representing their title to the IGC Transfer Shares and the Promoter Outstanding Shares, respectively, accompanied by duly executed and valid instruments of transfer, to the Proposed Transferee. IGC shall procure that the third party shall deliver at such closing, payment in full of the Offer Price in accordance with the terms set forth in the Transfer Notice and execute the Transferee Deed of Adherence. At such closing, all of the Parties to the transaction shall execute such additional documents as may be necessary or appropriate to effect the sale of the IGC Transfer Shares and Promoter Outstanding Shares to the Proposed Transferee. Any stamp duty or transfer charges payable on the transfer of any IGC Transfer Shares and the Promoter Outstanding Shares shall be borne in accordance with the Transfer Terms.

	(c)	Any Transfer of the IGC Transfer Shares pursuant to this Clause 8 shall be valid only upon the execution of a Transferee Deed of Adherence and shall be registered by the Company upon a validly and duly executed (by all parties thereto) Transferee Deed of Adherence being lodged with it.

9.	TAG ALONG RIGHTS

	(a)	Subject to Clause7(b)(ii) above, if at any time any Shareholder (“Proposed Transferor”) intends to Transfer its Transfer Shares to the Proposed Transferee, each of the other Shareholders shall have a right but not an obligation to serve a written notice on the Proposed Transferor (“Tag Along Notice”) stating that the Proposed Transferor procures an offer from the Proposed Transferee to purchase such number of Shares from each of the other Shareholders as is calculated in accordance with paragraph (c) below (“Tag Along Shares”) on the Transfer Terms. Each of the Shareholders who exercise such a right and the Proposed Transferor shall be collectively referred to as the Transferors. Accordingly, the number of shares purchased by the Proposed Transferee from each of the Transferors shall be amount calculated under paragraph (c).

	(b)	A Transfer of the Transfer Shares by IGC to the Proposed Transferee under this Clause 9 shall not be registered unless the Tag Along Shares are purchased by the Proposed Transferee simultaneously with the Transfer Shares and the Proposed Transferee has executed a Transferee Deed of Adherence. The sale and purchase of the Transfer Shares and the Tag Along Shares shall be completed within thirty (30) days from the date of issue of the Tag Along Notice and the time taken to obtain any regulatory approval being excluded for the calculation. At such closing, IGC and such Shareholders shall deliver certificates and other documents representing their title to the Transfer Shares and the Tag Along Shares, respectively, accompanied by duly executed and valid instruments of transfer, to the Proposed Transferee. IGC shall procure that the Proposed Transferee shall deliver, at such closing, payment in full of the Offer Price in accordance with the terms set forth in the Transfer and shall execute a Transferee Deed of Adherence. At such closing, all of the parties to the transaction shall execute such additional documents as may be necessary or appropriate to effect the sale of the Transfer Shares and the Tag Along Shares to the Proposed Transferee. IGC shall procure that any stamp duty or transfer charges payable on the transfer of any Transfer Shares and the Tag Along Shares shall be borne by the Proposed Transferee.

	(c)	The number of Tag Along Shares shall be calculated in the following manner: For Transferors 1 to N

Tag Along Shares = (An / B) x C

Where:

“An” is the number of Shares held by Transferor N

“B” is the aggregate number of Shares held by the Transferors

“C” is the total number of Transfer Shares.

	(d)	Any Transfer of the Transfer Shares pursuant to this Clause 9 shall be valid only upon the execution of a Transferee Deed of Adherence and shall be registered by the Company upon a validly and duly executed (by all parties thereto) a Transferee Deed of Adherence being lodged with it.

10.	TERM AND TERMINATION BY DEFAULT

	(a)	This Agreement shall come into effect on the Completion Date. Notwithstanding anything to the contrary contained herein, all rights available to the Promoters and/or their Affiliates under this Agreement shall terminate upon (i) the Shareholding of the Promoters and/or their Affiliates falling below 37% or such other percent as the case may be, in the event the Promoters receive their entitlement referred to in Clause 4.5 or (ii) the Shares of the Company getting listed on any recognised stock exchange, whichever is earlier.

	(b)	In the event that any Shareholder ( a “Defaulting Shareholder”) suffers the following event ( a “Default”), the other Shareholder (“Non-Defaulting Shareholder”) shall be entitled to exercise the options specified under Clause10(c) below, the Defaulting Shareholder is in material breach of this Agreement and such default has not been cured within 30 days of the issuance of a written notice of such default by a Non- Defaulting Shareholder. For the purposes of this Agreement the term ‘material breach’ shall include a breach of the obligations under clauses 2.4 (future funding), 4.1(n) (shareholders meeting), 6 (restrictions on transfer of shares) and 13 (representations and warranties).

	(c)	Upon the occurrence of a Default, any Non-Defaulting Shareholder may for so long as such default subsists issue a default notice to the Defaulting Shareholders (the “Default Notice” ) together with a copy to every other Shareholder and the Company specifying the nature of the Default. Upon the issuance of the Default Notice, the Non-Defaulting Shareholders shall have following options:

(i) to purchase all (but not less than all) the Shares held by the Defaulting Shareholder and its Affiliates (as the case maybe) (the “Default Shares” ) at the Default Price to be determined in accordance with Clause 10 (k) ; or

(ii) subject to Clause 6 Transfer its entire Shareholding to the Proposed Transferee (not being an IGC Competitor) on the Transfer Terms with a right (but not an obligation) to require the Defaulting Shareholder to Transfer the Default Shares held by Defaulting Shareholders and its Affiliates (as the case maybe) at the Default Price to be determined in accordance with Clause 10 (k) to such Proposed Transferee.

(d)	Any Non-Defaulting Shareholder desirous of purchasing the Default Shares or requiring the Transfer of the Default Shares shall, no later than three months (“Default Option Period”) from the issuance of the Default Notice, issue a notice to the other Non-Defaulting Shareholders, the Defaulting Shareholders and the Company of its intention to purchase all (but not part of the Default Shares) at Default Price (the “Default Purchase Notice” ) or its intention of Transferring its entire Shareholding with/without requiring the Defaulting Shareholder to Transfer its Default Shares to the Proposed Transferee (the “Non Default Purchase Notice ”). Provided however that where more than one Non-Defaulting Shareholder chooses to exercise: (i) their option under Clause 10(c)(i) the Default Shares shall be sold to such Non- Defaulting Shareholders pro rata to their Shareholding; or (ii) their option under Clause 10(c)(ii) the Non Defaulting Shareholders shall have an option but not an obligation to require the Defaulting Shareholder to Transfer their Default Shares on a proportionate basis, to be calculated in accordance with the formula specified under Clause 7(k). The Defaulting Shareholder shall be obligated to sell the Default Shares to the Non-Defaulting Shareholders who exercise their option (the “Opting Non-Default Shareholders” ) either to purchase the Default Shares by issuing the Default Purchase Notice or to the Proposed Transferee identified in the Default Purchase Notice by an Opting Non-Default Shareholder.

(e)	The Transfer of the Default Shares to the Opting Non-Default Shareholders/Proposed Transferee shall occur on a date to be specified by the Opting Non-Defaulting Shareholder (the “Default Option Settlement Date” ) in a written notice, which date shall be no less than seven days after the date of such notice provided that such notice shall be issued no later than three months after the last day of the Default Option Period. On the Default Option Settlement Date, the Defaulting Shareholder shall either sell the Default Shares to the Opting Non-Default Shareholders or to the Proposed Transferee depending upon the option exercised by the Opting Non-Defaulting Shareholder in accordance with Clause 10.

(f)	On the Default Option Settlement Date, the Defaulting Shareholder shall deliver, or cause to be delivered, to Opting Non-Default Shareholders/Proposed Transferee the following:

(i) share certificates evidencing title of the Defaulting Shareholder to the Default Shares in original; and

(ii) duly executed and valid share transfer forms and such other instruments necessary to transfer the Default Shares to the Opting Non-Default Shareholders.

(g)	The Defaulting Shareholder shall warrant that the Defaulting Shareholder and/or its Affiliate, as the case maybe, is the owner of the Default Shares and that such Default Shares are free from Encumbrances.

(h)	On the Default Option Settlement Date the Non-Defaulting Shareholders/third party shall deliver or cause to be delivered to the Defaulting Shareholder their Pro Rata Share of the Default Price by way of a bank cheque payable to the Defaulting Shareholder. The Opting Non-Defaulting Shareholders further covenant that in the event that they opt to purchase the Defaulting Shares through an Affiliate, they shall cause such Affiliate to execute an Affiliate Deed of Adherence or if through a third party, they shall cause such third party to execute a Transferee Deed of Adherence as the case may be and the Company shall not register such a Transfer unless a validly executed Affiliate Deed of Adherence or the Transferee Deed of Adherence is lodged with it.

(i)	Upon the transfer of the Default Shares to the Opting Non-Defaulting Shareholders or the third party, the Defaulting Shareholder shall cease to have any rights hereunder.

(j)	In the event that a transferee nominated by an Opting Non-Default Shareholder fails to perform its obligations to complete the sale of the Default Shares the person nominating such transferee shall be liable to complete such Transfer.

	(k)	Default Price for the purposes of this Clause 10 means a price being an amount equivalent to 90% of the FMV Price. For the purposes of this Agreement, “FMV Price” shall mean the fair market value of Shares as determined by any of the big 4 accounting firms (“Valuer(s)”) as set forth in this Clause 10 Should none of these Valuers be available to perform the valuation exercise, a reputable international bank or Indian bank shall be appointed.

	(l)	The FMV Price shall be determined on the basis of:

(i) a whole company valuation at a price reflecting the net asset value of the ownership structure, using the fair market value of the Company Assets and further accounting for all other assets and liabilities of the ownership structure in an audited closing balance sheet,

(ii) an assumption that the existing arrangements would continue on a “going concern” basis; and

(iii) specifically excluding any control premium or devaluation for a minority interest.

	(m)	The Shareholders shall engage an independent Valuer of international repute to determine the fair market value of the Company Assets. Company Assets’ in this Clause means all the assets of the Company. The terms of the appointment of the Valuer shall be decided by IGC.

	(n)	The provisions of Clauses 13 (Representations and warranties), 14 (Indemnity), 16 (Resolution of Disputes), 17 (Notices), and 19 (Confidentiality) shall survive the termination hereof pursuant to Clause 10.1.

11.	NON-COMPETE

	11.1	The Promoters and/or any of them or their Affiliates for so long as IGC and the Promoters and/or any of them or their Affiliates are Shareholders in the Company, shall not carry on or engage directly or indirectly, whether through partnership or as a shareholder, joint venture partner, collaborator, consultant or agent or in any other manner whatsoever, whether for profit or otherwise, in any business which competes directly or indirectly with the whole or any part of the Business or any other activity/business directly or indirectly carried on by the Company or which can reasonably be construed as being same or similar to the Business of the Company.

	11.2	The Promoters and/or any of them or their Affiliates hereby agree and acknowledge that as long as IGC and/or any of its Affiliates and Promoters and/or any of them or their Affiliates are Shareholders in the Company, they shall carry on any activity/business in the nature of Business, in present or in future, solely and exclusively through the Company.

	11.3	The Promoters agree and acknowledge that the covenants and obligations under Clauses 11.1 and 11.2 above relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the other Parties irreparable injury. Therefore, IGC and/or any of its Affiliates shall be entitled to an interim injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the Promoters and/or any of them or their Affiliates from committing any violation of the covenants and obligations contained in this Agreement.

	11.4	The Parties acknowledge and agree that the above restrictions are considered reasonable for the legitimate protection of the business and goodwill of the Company, but in the event such restriction shall be found to be void, but would be valid, if some part thereof was deleted or the scope, period or area of application were reduced, the above restriction shall apply with the deletion of such words or such reduction of scope, period or area of application as may be required to make the restrictions contained in this Clause valid and effective. Notwithstanding the limitation of this provision by any law for the time being in force, the Parties undertake, at all times to observe and be bound by the spirit of this Clause. Provided however, that on the revocation, removal or diminution of the law or provisions, as the case may be, by virtue of which the restrictions contained in this Clause were limited as provided hereinabove, the original restrictions would stand renewed and be effective to their original extent, as if they had not been limited by the law or provisions revoked.

	11.5	The covenants of the Promoters and/or their Affiliates under this Clause 11 shall survive for a period of 5 years from the date they cease to be Shareholders of the Company or unless as specifically waived by IGC or its nominees/assignees.

12.	PLEDGE OR ENCUMBRANCE OF SHARES OF PROMOTERS

The Promoters shall not pledge, mortgage, hypothecate, charge or otherwise Encumber any of the Shares of the Company either directly or indirectly nor otherwise use such Shares as collateral for any purpose which could result in an involuntary Transfer of such Shares or any right, title or interest therein in favour of any person, including but not limited to, any lenders of the Company except with the prior written consent of IGC. The Promoters shall also be entitled to pledge their shares in favour of lenders i.e. banks and financial institutions only with the prior written consent of IGC.

13.	REPRESENTATIONS AND WARRANTIES

Each Party represents, severally and not jointly, to the other Parties hereto that:

	(a)	such Party has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby and, if such Party is not a natural person, such Party is duly incorporated or organised with limited liability and existing under the Laws of the jurisdiction of its incorporation or organisation;

	(b)	the execution and delivery by such Party of this Agreement and the performance by such Party of the transactions contemplated hereby have been duly authorised by all necessary corporate or other action of such Party;

	(c)	assuming the due authorisation, execution and delivery hereof by the other Parties, this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting creditors’ rights generally;

	(d)	the execution, delivery and performance of this Agreement by such Party and the consummation of the transactions contemplated hereby will not (i) violate any provision of the organisational or governance documents of such Party; (ii) require such Party to obtain any consent, approval or action of, or make any filing with or give any notice to, any Government Authority in such Party’s country of organisation or any other person pursuant to any instrument, contract or other agreement to which such Party is a party or by which such Party is bound, other than such filing required as a result of the transactions contemplated herein; (iii) conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which such Party is a party or by which such Party is bound; (iv) violate any order, judgment or decree against, or binding upon, such Party or upon its respective shares, properties or businesses; or (v) violate any Law of such Party’s country of organisation or any other country in which it maintains its principal office;

	(e)	there exists no Encumbrance on any of the Shares of the Company;

	(f)	The Parties reiterate and confirm the representations, warranties and undertakings and each statement made in Schedule 3 of the SSPA, as applicable to the Parties, and confirm that the same are is now and will be true and accurate at the Completion Date.

	13.A	Company Warranties

(a) The Company shall ensure that under the terms of this Agreement, it shall perform its obligations so as to ensure that upon Completion, Shares constituting 63% of the paid up Share Capital of the Company are transferred and registered to nominees of IGC being [names of the nominees] at the face value of Shares Rs. 10 per Share.

(b) The Company warrants that as on the date hereof the Company has not done or committed to do any act, matter or thing or has not assumed any liability, other than in the ordinary course of business.

14.	INDEMNITY

	14.1	Without prejudice to any other right available to IGC in law or under equity, the Company and the Promoters shall jointly and severally indemnify, defend and hold harmless IGC, their Affiliates, directors, advisors, officers, employees and agents, or, if so desired by IGC, the Promoters shall indemnify the Company, from and against any and all liabilities, damages, demands, Claims (including third party Claims), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) directly based upon, arising out of, or in relation to or otherwise in respect of:

		i.	any inaccuracy in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or in the SSPA or any document or other papers delivered by any of them to IGC in connection with or pursuant to this Agreement;

		ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters; save and except as may be disclosed in the audited financial statements of the Company which have been disclosed to IGC prior to the Completion Date;

		iii.	any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the Business or operations of the Promoters or the Business of the Company prior to the date of execution of this Agreement and as on the Completion Date; save and except as may be disclosed in the audited financial statements of the Company which have been disclosed to IGC prior to the Completion Date;

		iv.	any liability due to any non-compliance of any applicable law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date; save and except as may be disclosed in the audited financial statements of the Company which have been disclosed to IGC prior to the Completion Date.

	14.2	Any compensation or indemnity as referred to in Clause 14.1 above shall be such as to place IGC in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which IGC is to be indemnified, had been correct.

15.	CO-OPERATION

The Parties shall use their reasonable efforts to ensure that the Sales contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by IGC in order to consummate the Sales contemplated by this Agreement.

16.	RESOLUTION OF DISPUTES

	16.1	Amicable Settlement

If any dispute arises between IGC and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

	16.2	Conciliation

If the Parties are unable to amicably settle the Dispute in accordance with Clause 16.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ram Mukunda and Mr. R.L. Srivastava for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

	16.3	Arbitration

		(a)	If the Parties are unable to amicably settle the Dispute in accordance with Clause 16.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

		(b)	The place of the arbitration shall be Mumbai, India.

		(c)	The proceedings of arbitration shall be in the English language.

		(d)	The arbitration proceedings shall be governed by the laws of India and the Mumbai courts (including any appellant court) in India shall have exclusive jurisdiction.

		(e)	Notwithstanding the foregoing, the Parties agree that any of them may seek interim measures including injunctive relief in relation to the provisions of this agreement or the Parties’ performance of it from any court of competent jurisdiction. Each Party shall co-operate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Agreement.

		(f)	The costs and expenses of the arbitration, including, without limitation, the fees of the arbitration and the Arbitrator, shall be borne equally by each Party to the dispute or claim and each Party shall pay its own fees, disbursements and other charges of its counsel, except as may be otherwise determined by the Arbitrator. The Arbitrator would have the power to award interest on any sum awarded pursuant to the arbitration proceedings and such sum would carry interest, if awarded, until the actual payment of such amounts.

		(g)	Any award made by the Arbitrator shall be final and binding on each of the Parties that were parties to the dispute. The Parties expressly agree to waive the applicability of any Applicable Laws and regulations that would otherwise give the right to appeal the decisions of the Arbitrator so that there shall be no appeal to any court of Law for the award of the Arbitrator, except a Party shall not challenge or resist any enforcement action taken by any other Party in any court of Law in whose favour an award of the Arbitrator was given.

17.	NOTICES

	17.1	Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

IGC:	Ram Mukunda
Address:	At the address mentioned above
Tel:	+1 301 529 4996
Facsimile:	+1 240 465 0273

The Company:	Sricon Infrastructure Pvt. Ltd.
Address:	As mentioned above
Tel:	917122287666
Facsimile:	917122290700

The Promoter:	R. L. Srivastava
Address:	As mentioned in Schedule 1 hereto
Tel:	917122287666
Facsimile:	917122290700

	17.2	All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

	17.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

18.	LOCK-IN

The Promoters hereby unconditionally and irrevocably undertake not to Transfer their Shareholding from the date of this Agreement till the expiry of 36 months from such date, without the prior written permission of IGC. The provisions pertaining to Clause 6, 7, 8 and 9 shall be applicable post the completion of such period.

19.	CONFIDENTIALITY

	19.1	General Obligation

Each Party undertakes that it shall not reveal, and shall ensure that its directors, officers, managers, partners, members, employees, legal, financial and professional advisors and bankers (collectively, “Representatives”) do not reveal, to any third party any Confidential Information without the prior written consent of the Company or the concerned Party, as the case may be regardless of whether this Agreement is terminated or not.

	19.2	Exceptions

The provisions of Clause 19.1 shall not apply to:

(a) disclosure of Confidential Information that is or becomes generally available to the public other than as a result of disclosure by or at the direction of a Party or any of its Representatives in violation of this Agreement;

(b) disclosure by a Party to its Representatives and Affiliates (and their officers and directors) or to transferee of Shares in accordance with this Agreement provided such Representatives, Affiliates and transferees are bound by similar confidentiality obligations;

(c) disclosure by the Company of Confidential Information concerning the Company that is reasonably necessary in the ordinary course of business or otherwise in connection with transactions or proposed transactions of the Company; and

(d) obligations disclosure, after giving prior notice to the other Parties to the extent practicable under the circumstances and subject to any practicable arrangements to protect confidentiality, to the extent required under the rules of any stock exchange or by Applicable Laws or governmental regulations or generally accepted accounting principles applicable to any Party or judicial or regulatory process or in connection with any judicial process regarding any legal action, suit or proceeding arising out of or relating to this Agreement.

20.	AUTHORISED PERSON

For the purposes of this Agreement, the Promoters shall be represented by Mr R. L. Srivastava. Accordingly, all the Promoters hereby authorise Mr R. L. Srivastava to represent the Promoters and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the Promoters for the proper and effective fulfilment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr R. L. Srivastava shall be deemed to be acts or deeds done or documents executed by all the Promoters, and shall be binding on all the Promoters.

21.	OTHER PROVISIONS

The Parties agree to adhere to the terms set out in Schedule 6.

22.	MISCELLANEOUS PROVISIONS

	22.1	Reservation of Rights

No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

	22.2	Cumulative Rights

All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

	22.3	Partial Invalidity

If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

	22.4	Amendments

No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties.

	22.5	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, IGC shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or ultimate parent company or their Affiliates, without the consent of the other Parties.

22.6	Entire Agreement

As on the date of this Agreement, this Agreement contains the whole agreement between the Parties relating to the transactions contemplated by this Agreement and supersedes all previous agreements between the Parties or their Affiliates relating to these transactions.

22.7	Relationship

None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

22.8	Governing law

This Agreement shall be governed and construed in accordance with the laws of India.

22.9	Costs

Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable on this Agreement shall be borne by the Promoter.

22.10	Force Majeure

No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

22.11	Severance

Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

22.12	Good Faith Negotiations and Further Assurances

	22.12.1	The Parties agree that if the understanding contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into such understanding that (a) would result in a substantially similar outcome and (b) do not materially prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties; and

	22.12.2	Each Party agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the other Parties may reasonably require, whether on or after the date of this Agreement, to implement and/or give effect to this Agreement and the understanding contemplated by it and for the purpose of vesting in IGC the full benefit of the assets, rights and benefits to be transferred to IGC under this Agreement.

22.13	Public announcements

Neither the Promoters nor the Company shall make any disclosure or announcements about the subject matter of this Agreement to any Person without the prior written consent of IGC. IGC shall be entitled to make any disclosures or announcements about the subject matter of this Agreement.

22.14	Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

22.15	Authorisation

The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

22.16	Survival

In the event of termination of this Agreement pursuant to Clause 10, notwithstanding anything mentioned herein, Clauses which by their nature survive termination shall survive the termination of this Agreement.

22.17	Consent to Specific Performance

The Parties declare that it is impossible to measure in money the damages that would be suffered by a Party by reason of the failure by any other Party to perform any of the obligations hereunder. Therefore, if any Party shall institute any action or proceeding to seek specific performance or enforcement of the provisions hereof any Party against whom such action or proceeding is brought hereby waives any claim or defence therein that the other Party has an adequate remedy at Law.

22.18	Covenants Reasonable

The Parties agree that, having regard to all the circumstances, the covenants contained herein are reasonable and necessary for the protection of the Parties and their Affiliates. If any such covenant is held to be void as going beyond what is reasonable in all the circumstances, but would be valid if amended as to scope or duration or both, the covenant will apply with such minimum modifications regarding its scope and duration as may be necessary to make it valid and effective

22.19	No Implied Representation

Each of the Parties acknowledges that, in agreeing to enter into this Agreement, it has not relied on any representation, warranty, collateral contract or other assurance except those set out in this Agreement and the documents referred to in made by or on behalf of the other Party before the signature of this Agreement.

22.20	Without prejudice

The Parties agree that the rights and remedies of the Parties hereunder are in addition to their rights at Law or equity.

Execution Page Follows:

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “INDIA GLOBILIZATION	)
CAPTIAL INC., USA”	)
BY THE HAND OF MR. RAM MUKUNDA	)
(Authorised Signatory))
ON THE 15TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

)
SIGNED AND DELIVERED	)
BY THE WITHINNAMED “SRICON	)
INFRASTRUCTURE PRIVATE LIMITED”	)
BY THE HAND OF MR. R.L. SRIVASTAVA	)
(AUTHORISED SIGNATORY) PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE 15TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “PROMOTERS”	)
MR. R.L. SRIVASTAVA	)
ON THE 15TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

Annex E

SHARE SUBSCRIPTION AGREEMENT AMONG INDIA GLOBALIZATION CAPITAL, INC. AND
TECHNI BHARATHI LIMITED AND THE PROMOTERS

SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made as on this 16th day of September 2007 BETWEEN:

INDIA GLOBALIZATION CAPITAL, INC. a company organised under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814 (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns) of the FIRST PART;

AND

TECHNI BHARATHI LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office at By pass road, Edappally, Kochi – 682 024, India (hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECOND PART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters” , which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, legal representatives, executors, and administrators) of the THIRD PART.

WHEREAS:

A.	The Company is a public limited company inter alia engaged in the business of infrastructure development specialising in construction of roads over the last two decades (the “Business”);

B.	The Investor is currently engaged in making investments in India especially in sectors such as power, infrastructure, etc. and wishes to make a foray into the Business;

C.	The Company has, at the date of this Agreement, an authorised share capital of INR 15,00,00,000 consisting of 80,00,000 equity shares of par value INR 10 each and 70,00,000 15% redeemable preference shares of par value INR 10 each. As of date 4287500 Equity Shares have been issued and are held by the persons in the number as set out in Schedule 2 A and 5,000,000 convertible preference shares have been issued (“Sale Shares”);

D.	The Promoters have requested the Investor and the Investor proposes to invest in the Company in accordance with the terms and subject to the conditions of this Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

	1.1	Definitions

In this Agreement, except to the extent that the context requires otherwise the following terms shall have the meanings set forth below, such meanings to be applicable to both the singular and the plural forms of such terms:

		(a)	‘Act’ shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force.

(b)	‘Affiliate’ means when used in respect of a specified legal person, each legal person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified. In this definition “control” (and its derivatives) means both (i) holding beneficially more than fifty per cent (50%) of equity interests and (ii) the ability to cast more than fifty (50%)per cent of the voting rights attaching to voting securities or (iii) power to direct the management or policies of such entity by contract or otherwise. The term ‘Affiliate’, when used in respect of an individual party mean such party’s Relative as defined in section 6 of the Act.

(c)	‘Agreement’ shall mean this Share Subscription Agreement, as from time to time amended, supplemented or replaced or otherwise modified and any document which amends, supplements, replaces or otherwise modifies this Agreement, together with the recitals and all the Annexes, Appendices and Schedules attached hereto.

(d)	‘Applicable Law’ shall mean all applicable laws, statutes, ordinances, regulations, rules, orders, bye laws, administrative interpretation, writ, injunction, directive, protocols, codes, policies, notices, directions, judgment or decree or other instrument or other requirements of any Governmental Authority in any relevant jurisdiction applicable to any Party from time to time.

(e)	‘Articles’ means the Articles of Association of the Company to be duly amended to reflect the terms of the Shareholders Agreement (as from time to time amended, modified or supplemented in accordance with the provisions thereof) to the extent permitted under law.

(f)	‘Authorised Dealer’ shall mean the banker of the Company.

(g)	‘Board’ shall mean the board of directors of the Company.

(h)	‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

(i)	‘Completion’ shall mean completion of the events specified in Clause4.3 below and the Investor being registered as a member in respect of the Subscription Shares in the register of members of Company.

(j)	‘Completion Date’ shall mean date mentioned in Clause4.3 hereof.

(k)	‘CPS’ means 1,25,00,000 compulsorily convertible preference shares of the face value of INR 10 each with the terms and conditions as listed in Schedule 5 hereto proposed to be issued by the Company to the Investor pursuant to the terms of this Agreement.

(l)	‘CPS Consideration’ means INR 125000000 to be paid by the Investor to the Company for the CPS.

(m)	‘Conditions Precedent’ shall mean the conditions precedent mentioned in Clause 3 of this Agreement.

(n)	‘Derivative Securities’ means any subscriptions, options, debentures, bonds, conversion rights, warrants, or similar agreements, Securities or commitments of any kind obligating the Company to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold (i) any shares in the share capital or any derivative securities of the Company; (ii) any securities convertible into or exchangeable for any shares in the share capital of the Company; (iii) any obligations measured by the price or value of the shares in the share capital of the Company; or (iv) any rights to participate in the equity or income of the Company or to participate in or direct the election of any directors or officers of the Company.

(o)	‘Encumbrances’ means any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale, contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing.

(p)	‘INR’ means the lawful currency of India.

(q)	‘Intellectual Property’ shall mean all forms of intellectual property rights subsisting under any law or equity and all analogous rights subsisting under the laws of all jurisdictions and shall include any product or process of the human intellect whether registrable as patents, trade marks, copyrights, designs or otherwise such as an invention, or derivative works of the same expression or literary creation, unique name, trade secret, business method, database, industrial process, computer program, source code, process, presentation, etc.

(r)	‘Investor Shares’ mean 7,15,00,000 Equity Shares proposed to be issued by the Company to the Investor at the Issue Price.

(s)	‘Investor Consideration’ means INR 275000000 to be paid by the Investor to the Company for the Investor Shares.

(t)	‘Issue Price’ means the price of Rs. 38.46 per Investor Share.

(u)	‘Liabilities’ means any and all contingent, current, deferred or long-term liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

(v)	‘Memorandum’ means the Memorandum of Association of the Company.

(w)	‘Party’ shall mean the Investor, the Promoters or the Company referred to individually and ‘Parties’ shall mean the Investor, the Promoters and the Company referred to collectively.

(x)	‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

(y)	‘Representations and Warranties’ shall mean the representations and warranties given by the Company and/or the Promoters in this Agreement, in particular Clause 5 hereto.

(z)	‘Securities’ means, with respect to any person, such person’s equity capital, registered capital, joint venture or other ownership interests (including, without limitation, in the case of the Company, shares) or any options, warrants, loans or other securities that are directly or indirectly convertible into, at or exercisable or exchangeable for, at the sole option of such person, such equity capital, registered capital, joint venture or other ownership interests (whether or not such Derivative Securities are issued by such person).

(aa)	‘Shares’ shall mean the equity shares or preference shares of the Company.

(bb)	‘Shareholder’ or ‘Shareholders’ shall mean any Person who holds any Shares.

(cc)	‘Shareholders Agreement’ means the agreement of even date entered into between the Promoters, the Company, the Investor in relation to the management and governance of the Company on the terms and conditions mentioned therein.

(dd)	‘Subscription Price’ means an aggregate of the Investor Consideration and the CPS Consideration.

(ee)	‘Subscription Shares’ means an aggregate of the Investor Shares and the CPS.

	(ff)	‘Tax’ or collectively ‘Taxes’ shall mean (i) any and all taxes imposed by any governmental body, assessments and other governmental charges, duties, impositions and liabilities, including sales tax, excise duties, service tax, wealth tax, dividend tax, value added tax, other taxes based upon or measured by gross receipts, income, profits, use and occupation, ad valorem, transfer, franchise, withholding, payroll, employment and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being or ceasing to be a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for taxes of a predecessor entity or a transferor.

	(gg)	‘Transaction Documents’ shall mean any and all deeds, documents; letters executed or proposed to be executed between the Parties to achieve Completion, including this Agreement and the Shareholders Agreement.

	(hh)	‘Warrantors’ means the Company and the Promoters and ‘Warrantor’ means any one of them.

1.2	Other Defined Terms:

	(i)	‘Business Days’ means the days on which the banks are open for business in Mumbai, India.

	(ii)	‘Dispute’ shall have the meaning as ascribed to it in Clause 10.1 of this Agreement.

	(iii)	‘Losses’ shall have the meaning as ascribed to it in Clause 6.1 of this Agreement.

1.3	Interpretation

	1.3.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/ legislation.

	1.3.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

(a) Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

(b) All statutory instruments or orders made pursuant to a statutory provision; and

(c) any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

	1.3.3	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

	1.3.4	Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

	1.3.5	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

	1.3.6	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

	1.3.7	Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

		1.3.8	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

		1.3.9	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

		1.3.10	Reference to “Investor”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor.

		1.5.11	The words “include” and “including” shall be construed without limitation.

		1.5.12	The rule of construction, if any, that a contract should be interpreted against the Party responsible for the drafting and preparation thereof, shall not apply to this Agreement.

2.	SUBSCRIPTION ON COMPLETION DATE

	2A.	SUBSCRIPTION ON COMPLETION DATE

		2.1	Subject to the terms of this Agreement, and relying on the Representations and Warranties and the indemnities given by the Promoters and the Company under this Agreement, the Investor agrees on the Completion Date to subscribe for and the Company agrees to issue and allot to the Investor the Subscription Shares in consideration of the Subscription Price.

		2.2	The Subscription Shares shall be issued free from all Encumbrances and together with all rights, title and interests now or hereafter attaching thereto. The Subscription Shares shall in accordance with Applicable Laws and as the context may require, rank pari passu with all the existing Shares of the Company.

3.	CONDITIONS PRECEDENT

	3.1	The Parties agree that the obligation of the Investor to subscribe to the Subscription Shares in the manner provided herein, is conditional upon (i) the fulfilment of the following conditions to the satisfaction of the Investor, unless specifically waived in writing by the Investor; and (ii) only if all the Representations and Warranties continue to be true and correct on the Completion Date:

		3.1.1	The passing by the Board, in accordance with the Act and the Articles, of resolutions approving, initialling and authorizing:

			a)	the execution of the Transaction Documents and the performance of the transactions contemplated therein;

			b)	the draft of the amendments to the Memorandum and Articles of Association of the Company, to reflect, to the extent permitted by law, the provisions of the Shareholders Agreement, in the form approved by the Investor, subject to obtaining approval of the shareholders of the Company;

			c)	the issue of the Subscription Shares pursuant to the terms of this Agreement;

			d)	the approval of the resignation of Mr. K.V. Thomas, Mr. Jose Thomas and Mr. N. Sunder from the Board;

		3.1.2	Execution of the Shareholders Agreement;

		3.1.3	Completion of a business, financial, accounting, tax, technical, legal and regulatory due diligence on the Company by the Investor and resolution of all issues arising therefrom to the satisfaction of the Investor on or before 45 Business Days from the date of this Agreement;

	3.1.4	A resolution being passed at a duly constituted meeting of the board of directors of Investor and a resolution being passed at duly constituted meeting of the shareholders of the Investor, approving the subscription to the Subscription Shares and the satisfaction of all other conditions for the Investor to effect a Business Combination as set forth in the Investor’s Prospectus dated March 3, 2006 as filed with the US Securities and Exchange Commission;

	3.1.5	The Promoters obtaining written consents from all banks, financial institutions, lenders of the Company and all other third parties as may be required for change in shareholding of the Company in form and substance satisfactory to the Investor;

	3.1.6	There shall not have been any change, effect or circumstance from the date hereof to the Completion Date, which has or may reasonably be expected to have an adverse effect on the Company, the Company’s prospects/profits/profitability/financial position/ financial condition/ operations/ businesses/ assets and/or the Business;

	3.1.7	Providing details of the bank account of the Company maintained with the Authorised Dealer to the Investor for the purpose of receiving the Subscription Price under this Agreement;

	3.1.8	The Parties obtaining all statutory consents and approvals required or desirable under any and all applicable laws and regulations (i) for the subscription, issue and allotment of the Subscription Shares pursuant to the terms of this Agreement; and (ii) to give effect to the transactions contemplated herein and under the Transaction Documents having been obtained and remaining in full force and effect;

	3.1.9	Each of the Promoters delivering to the Investor a no-objection certificate in the form contained in Schedule 4 hereto and a no-objection certificate from the Company in the form contained in Schedule 4A hereto;

	3.1.10	Investor receiving from the Promoters and the Company three year financial statements for the period ended March 31, 2007, March 31, 2006 and March 31, 2005 converted into US GAAP and audited by a Public Company Accounting Oversight Board (www.pcaob.com) and unaudited US GAAP financial statements for the period commencing April 1, 2007 and ending September 30, 2007 or as of such later period, which shall not be earlier than 7 days prior to the Completion Date;

	3.1.11	The purchase of the Sale Shares by the Investor and the incorporation of the name of the Investor in the register of members in respect to the Sale Shares.

3.2	Upon fulfilment of the Conditions Precedent, the Promoters and the Company shall notify the Investor of the same in writing.

3.3	If the Conditions Precedent mentioned in Clause 3.1.3 above is not fulfilled or satisfied to the satisfaction of the Investor or waived in writing by the Investor within 45 days of the date of this Agreement or such other date as may be mutually agreed between the Parties in writing, the Investor shall have the right to terminate this Agreement forthwith. The termination of this Agreement shall not in any way affect or prejudice any right accrued to any Party against the other prior to such termination. The Promoters however hereby confirm, undertake and agree, that they shall cause the Company to provide to the Investor and/or its advisors, all relevant information relating to the Company, including accounting, financial, tax, marketing, technical, human resources and legal information, whether or not requested by the Investor and/or its advisors, latest by the completion of 45 days from the date of this Agreement. The Promoters acknowledge and confirm that the Investor and/or its advisors shall be entitled to request for any information that they deem necessary and material in relation to the Company for the purpose of conducting the due diligence exercise. The Promoters shall provide full and complete access to the Investor and/or its advisors to all of the records, facilities, employees, suppliers and customers of the Company, along with answers and clarifications to questions raised by the Investor and/or its advisors and will cooperate fully with them in the completion of the due diligence exercise. The Parties acknowledge and confirm that the quantum and payment of the Subscription Price for the Subscription Shares shall be subject to the satisfactory results of the due diligence exercise to be conducted by the Investor, at the sole satisfaction of the Investor and in the event, the Investor is not satisfied with the results of the due diligence exercise conducted by the Investor but has waived the requirement of the Condition Precedent mentioned in Clause 3.1.3 above, the Parties shall mutually agree on a revised Subscription Price.

	3.4	The Promoters and the Company undertake to use all best efforts to ensure that all the Conditions Precedent are satisfied as soon as possible and the Condition Precedent as mentioned in Clause 3.1.3 is satisfied no later than the date mentioned in Clause 3.3 above.

	3.5	The Promoters and the Company shall co-operate and provide all information and reasonable assistance to the Investor and/or its advisors and authorised representatives to enable them to verify the records/ documents of the Company.

4.	COMPLETION

	4.1	The Promoters and the Company shall notify the Investor of the fulfilment of the Conditions Precedent and provide to the Investor, all the requisite documents evidencing fulfilment of such Conditions Precedent applicable to the Promoters and/or the Company. The Investor through its advisors/counsel shall then satisfy itself as to the fulfilment of the Conditions Precedent. The Investor shall notify the Promoters and the Company within 7 days from the date of receipt of all the documents/information from the Promoters of its satisfaction or dissatisfaction with the same or of waiving the fulfilment of any of the Conditions Precedent applicable to the Promoters and/or Company.

	4.2	In case the Investor notifies the Promoters or the Company of its dissatisfaction under Clause 4.1 above, the Promoters shall fulfil the unfulfilled Conditions Precedent within 7 days of receipt of such notice and shall provide to the Investor, all requisite documents evidencing fulfilment of that Condition Precedent. Subject to Clause 3.3 above, the procedure referred to in Clause 4.1 above shall be followed thereafter until the fulfilment of all Conditions Precedent applicable to the Promoters and/or Company, to the satisfaction of the Investor.

	4.3	Upon fulfilment of all the Conditions Precedent to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the issue of the Subscription Shares to the Investor (‘Completion’) in the manner provided in this Clause. Such Completion shall take place on a date set by the Investor (the ‘Completion Date’), which date shall not be later than 15 days from the fulfilment of all the Conditions Precedent to the satisfaction of the Investor. This date may however be extended upon mutual agreement between the Parties.

	4.4	The Completion shall take place at the office of Economic Laws Practice, 1502 Dalamal Towers, Nariman Point, Mumbai - 400021.

	4.5	On the Completion Date, the Company shall deliver or cause to be delivered to the Investor:

		a)	certified true copies of the Board Resolutions referred to in clause 3.1.1;

		b)	written confirmation from the Company and each of the Promoters that as at the Completion Date:

  no change, effect or circumstance has occurred, which has or may reasonably be expected to have an adverse effect on the Company, the Company’s prospects/profits/profitability/financial position/ financial condition/ operations/businesses/ assets and/or the operations/businesses and/or the Business; and

the Representations and Warranties are true, accurate and complete and that it is not aware of any matter or thing which is in breach of or inconsistent with any of the Representations and Warranties;

		c)	the no-objection certificates referred to in clause 3.1.9.

	4.6	Immediately thereafter, a meeting of the Board shall be held at which, the Board shall pass resolutions:

		(i)	approving the allotment of the Subscription Shares to the Investor with the corresponding certificates;

	(ii)	approving the appointment of the directors, as specified by the Investor on the Board; and

	(iii)	convening an extra-ordinary general meeting of the Company in accordance with the Articles of the Company to amend the Memorandum and Articles of the Company to incorporate the provisions of the Shareholders Agreement in the form approved by the Board under Clause 3.1.1(b) above and to approve the issue of the Subscription Shares to the Investor pursuant to section 81(1A) of the Act.

4.7	Immediately thereafter, a meeting of the shareholders shall be held at short notice, at which the following resolutions shall be passed:

	(i)	approving the allotment of the Subscription Shares to the Investor;

	(ii)	approving the amendments to the Memorandum and Articles of Association in the form approved by the Board under Clause 3.1.1(b).

4.8	Immediately thereafter the Company shall (i) issue and deliver to the authorised representative of the Investor the original certificates duly stamped, signed and sealed for the Subscription Shares subscribed to by the Investor; and (ii) incorporate the name of the Investor as the legal and beneficial owner of the Subscription Shares in the register of members of the Company.

4.9	Notwithstanding the above, on the Completion Date the Investor shall also have a right to review the books and accounts of the Company to verify to the satisfaction of the Investor, that no event has occurred which has or may have an adverse effect on the Business, operations, financial condition or prospects of the Business. In the event, the Investor is not satisfied with the results of its review; the Investor shall have the right to terminate this Agreement forthwith. The termination of this Agreement shall not in any way affect or prejudice any right accrued to any Party against the other prior to such termination.

4.10	On the Completion Date the Investor shall:

	a)	deliver an application in writing for the Subscription Shares to be subscribed by them on the Completion Date; and

	b)	pay to the Company the Subscription Price by way of telegraphic transfer.

4.11	Immediately after subscription to the Subscription Shares by the Investor, the equity shareholding of the Company shall be as set out in Schedule 2B.

4.12	The Parties to this Agreement agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in Clause 4 above on the Completion Date are completed on the same day.

4.13	Notwithstanding the provisions of Clause 4.12 hereto, all proceedings to be taken and all documents to be executed and delivered by the Parties at Completion shall be deemed to have been taken and executed simultaneously to the extent possible and no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

4.14	Immediately after the Board meetings of the Company and passing of the resolutions mentioned above, the Parties shall ensure that the Company shall record the necessary entries in its registers and carry out all the actions that have been resolved to be carried out in order to effectively achieve Completion.

4.15	The Company shall ensure that within 30 days from the Completion Date, the relevant forms of the Company are filed with the concerned regulatory authorities including the Registrar of Companies, Reserve Bank of India, etc. in accordance with the provisions of Applicable Law

4.16	Investor’s Remedy

	4.16.1	If after having received the Subscription Price from the Investor pursuant to Clause 4.10 above, the provisions of this Clause 4 are not complied with by the Company and/or the Promoters on the Completion Date, the Investor shall have the right to obligate the Company and/or the Promoters and if so required, by the Investor, the Company and/or the Promoters shall forthwith refund to the Investor the Subscription Price received from the Investor pursuant to Clause 4.10 above together with interest thereon calculated at the rate of the then applicable

State Bank of India prime lending rate (“SBI PLR”) plus 10% from the date the Investor paid the Subscription Price to the date of actual refund by the Company with interest (“Liquidated Damages”). The Parties agree and acknowledge that the Liquidated Damages is a genuine pre estimate of the loss that may be suffered by the Investor as a result of non-compliance by the Company and/ or the Promoters of the obligations specified in this Agreement.

		4.16.2	The Parties agree and acknowledge that this obligation of the Company to refund the Subscription Price to the Investor shall be without prejudice to any other right, which the Investor may have under this Agreement and in law or in equity.

5.	REPRESENTATIONS AND WARRANTIES

	5.1	True and Accurate

The Warrantors represent, warrant and undertake to the Investor, that each of the statements set out in this Clause and Schedule 3 hereof, as applicable to the Warrantors, is now and will be true and accurate at the Completion Date. The Warrantors acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

	5.2	Investor Representation

The Investor hereby represents and warrants that it has the corporate power and authority to execute, deliver and perform this Agreement and the Transaction Documents and the transactions contemplated herein. The execution, delivery and performance by Investor of the Transaction Documents have been duly authorized and approved by its board of directors.

	5.3	Separate and Independent

Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.

	5.4	Knowledge

If any Representation or Warranty is qualified by knowledge, then it means that the Representation or Warranty has been made to the best knowledge of the Warrantors, after the Warrantors have made and caused to be made such due and proper inquiries as may be required in respect of the relevant matter to obtain informed knowledge.

	5.5	Undertaking

None of the Warrantors shall do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.

	5.6	Notification of breach

Each of the Warrantors hereby agree to disclose promptly to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which:

		5.6.1	would render any of the Representations and Warranties to be inaccurate; or

		5.6.2	has, or is likely to have, an adverse effect on the financial position/prospects/profits/profitability/ financial condition/ operations/businesses/ assets and/or the Business of the Company.

	5.7	Survival

The Representations and Warranties provided in this Agreement shall survive the Completion Date.

	5.8	The Company and the Promoter hereby agree and acknowledge that the Investor has agreed to subscribe to the Subscription Shares inter alia relying upon the Representations and Warranties.

6.	INDEMNITY

	6.1	Without prejudice to any other right available to the Investor in law or under equity, the Promoters shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, or, if so desired by the Investor, the Promoters shall indemnify the Company, from and against any and all liabilities, damages, demands, Claims (including third party Claims), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) directly based upon, arising out of, or in relation to or otherwise in respect of:

		i.	any inaccuracy in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or any document or other papers delivered by any of them to the Investor in connection with or pursuant to this Agreement;

		ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters;

		iii.	any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the Business or operations of the Promoters or the Business of the Company prior to the date of execution of this Agreement and as on the Completion Date;

		iv.	any liability due to any non-compliance of any applicable law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date.

	6.2	Any compensation or indemnity as referred to in Clause 6.1 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.

7.	ACCESS TO BOOKS AND RECORDS

	7.1	The Investor and/or the Promoters and their designated officers, employees, accountants and attorneys shall have the right, at any time and from time to time during normal business hours and upon notice which may be of at least 3 (three) days, to carry out inspection of documents, records, premises and all other properties of the Company at their own cost as long as they hold any Shares in the Company.

	7.2	The Investor and their designated officers, employees, accountants and attorneys shall have the right to consult with the officers, employees, accountants and attorneys of the Company for the purpose of affording the Investor full opportunity to make such investigation as it may desire and to collect such information, data, documents, evidence as may be required for the purpose of and in the course of such inspection in connection therewith. Such investigations and/or audit, however, shall not affect the Representations and Warranties made by the Promoters or the Company.

8.	INTERIM MANAGEMENT AND ACCESS

	8.1	During the period beginning from the execution of this Agreement and continuing until the Completion Date, the Company shall, and the Promoters shall cause the Company to carry on its Business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due, to pay or perform other obligations when due, and, to the extent consistent with such businesses, to use its best efforts consistent with past practice and policies to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with them, all with the goal of preserving their goodwill and ongoing businesses at the Completion Date.

8.2	The Promoters shall cause the Company to provide the Investor and its officers, agents, advisors, consultants and other representatives reasonable access to (i) all of the properties, books, contracts, commitments and records of the Company, (ii) all other information concerning the Business, properties and personnel (subject to restrictions imposed by Applicable Law) of the Company as the Investor may request, and (iii) all employees of the Company. The Promoters shall cause the Company to provide such information within 5 days of making a request for the same.

8.3	During the period beginning from the execution of this Agreement and continuing until the Completion Date the Company and/or the Promoters (including their respective Affiliates, representatives and/or advisors) shall not, without the prior written consent of the Investor:

	(i)	solicit, encourage, entertain, initiate or participate in any inquiry, negotiations or discussions or disclose any information pertaining to the Company or enter into any agreement with respect to any offer or proposal to, acquire or merge or restructure (including through business transfer, asset transfer, amalgamation, demerger, hiving off or in any other manner whatsoever) or dispose off, alienate or Encumber any assets or business of the Company or parts thereof (an ‘Acquisition Proposal’);

	(ii)	assist or cooperate with any Person to make any Acquisition Proposal; or

	(iii)	solicit, negotiate or enter into any agreement with any Person with respect to an Acquisition Proposal;

	(iv)	In the event the Company or the Promoters receive, prior to the Completion Date, any Acquisition Proposal, the Company or the Promoters receiving such Acquisition Proposal shall immediately suspend any discussions with such offeror or party with regard to such Acquisition Proposal and immediately inform the Investor as to any such Acquisition Proposal, including information as to the principal terms of such Acquisition Proposal or request, as the case may be, and any other information that the Investor may request;

	(v)	sell, license or transfer to any Person any rights to any Intellectual Property or enter into any agreement with respect to Intellectual Property with any Person;

	(vi)	amend or change its Articles of Association and/or Memorandum of Association in any manner whatsoever;

	(vii)	adopt or change accounting methods or practices other than as required by the Indian GAAP or revalue any of its assets, including writing down value of inventory or writing off notes or accounts receivable;

	(viii)	issue, sell, or grant, contract to issue, sell or grant, or authorize the issuance, delivery, sale or purchase of any Securities of the Company or any other securities, including securities convertible into, or exercisable or exchangeable for Shares in the Company;

	(ix)	declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any shares of the Company, or split, combine or reclassify any shares of the Company, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company or repurchase, redeem, or otherwise acquire, directly or indirectly, any shares of the Company (or options, warrants or other rights convertible into, exercisable or exchangeable therefore);

	(x)	grant any severance or termination, pay (cash, equity or otherwise) to any director or officer or to any employee of the Company, or increase (by way of cash, equity or otherwise) the salary or other compensation payable or to become payable by the Company to any of their officers, directors, employees or advisors, or declare, pay or make any commitment or obligation of any kind for the payment (in the form of cash, equity or otherwise) by the Company of a bonus or other additional salary or compensation to any such Person, or adopt or amend any employee benefit plan (except as necessary to comply with applicable law) or enter into any agreement with any Person which guarantees employment with the Company for a specific period of time or enter into any settlement or compromise agreement with any employees of the Company;

		(xi)	waive any share repurchase rights, accelerate, amend or change the period of exercisability of options or restricted shares, or reprice options granted to any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any employment stock option plans;

		(xii)	sell, lease, license, Encumber or otherwise dispose off any of the assets or properties of the Company;

		(xiii)	enter into/agree to enter into any new contract not in the ordinary course of business and/or on terms that are beyond normal and reasonable commercial terms including amending or otherwise modifying (or agreeing to do so), or violating the terms of any of the contracts entered into by the Company;

		(xiv)	commence, compromise or settle any pending or threatened litigation, debt or other legal proceedings;

		(xv)	make or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any Claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any Claim or assessment in respect of Taxes;

		(xvi)	cause any increase in liabilities of the Business including by way of incurring any indebtedness in the Business in the form of loans or financial assistance from any lending agency or bank or repaying or incurring any additional indebtedness or making any advance payments other than what has been contractually agreed upon (upon disclosure and consent to/of the Investor);

		(xvii)	amending any terms of any agreement with any of the creditors/debtors;

		(xviii)	enter into/agree to enter into any new contract, agreement, arrangement with any related party of the Company;

		(xix)	undertake any expenditure, transaction or commitment other than in the normal course of business; or

		(xx)	take or agree in writing or otherwise to take any of the actions described in the preceding clauses of this Clause 8 or any other action that would prevent the Company from performing or cause the Company not to perform its covenants hereunder or that would prejudice the consummation of any of the transactions contemplated in the Transaction Documents.

9.	CO-OPERATION

The Parties shall use their reasonable efforts to ensure that the transactions contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by Investor in order to consummate the transactions contemplated by this Agreement.

10.	RESOLUTION OF DISPUTES

Amicable Settlement

	10.1	If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

Conciliation

	10.2	If the Parties are unable to amicably settle the Dispute in accordance with Clause 10.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ram Mukunda and Mr. Jortin Antony for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

Arbitration

	10.3	If the Parties are unable to amicably settle the Dispute in accordance with Clause 10.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

	10.4	The place of the arbitration shall be Mumbai, India.

	10.5	The arbitration proceedings shall be governed by the laws of India.

	10.6	The proceedings of arbitration shall be in the English language.

	10.7	The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. The cost of arbitration shall be borne by the Company.

	10.8	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

	10.9	The Mumbai court (including any appellant court) in India shall have exclusive jurisdiction.

11.	NOTICES

	11.1	Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

		The Investor:	Ram Mukunda
		Address:	At the address mentioned above
		Tel:	+1 301 529 4996
		Facsimile:	+1 240 465 0273

		The Company:	Techni Bharathi Ltd.
		Address:	As mentioned above
Tel:
Facsimile:

		The Promoter:	Jortin Antony
		Address:	As mentioned in Schedule 1 hereto
Tel:
Facsimile:

	11.2	All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

	11.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

12.	TERM

This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force unless terminated in accordance with the provisions of this Agreement.

13.	CONFIDENTIALITY

	13.1	The Parties recognise that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any of such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information for a period of one year from the date hereof. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:

		(a)	was developed independently by the Parties;

		(b)	was known to the Party prior to its disclosure by the disclosing Party;

		(c)	has become generally available to the public (other than by virtue of its disclosure by the receiving Party);

		(d)	may be required in any report or statement that is required to be submitted by the Company to any governmental or regulatory body;

		(e)	may be required in response to any summons or subpoena or in connection with any litigation; or

		(f)	was approved by both the Parties (for the avoidance of doubt, disclosure to the Affiliates of the Investor shall be permitted);

		(g)	is required by a regulatory authority or the regulations of any recognized stock exchange including the reporting requirements of the Investor to SEC;

		(h)	is reasonably required for disclosure to professional advisers of the Party, who shall have given undertakings of strict confidentiality;

		(i)	may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.

Provided that prior to any disclosure in respect of a request to disclose confidential information under subsections (d), (e) (g), (h) and (i), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.

	13.2.	Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Investor and Promoters, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party. Provided that the Investor and/or its advisors may retain, in a secure location, copies of such documents and records for purposes of defending any legal proceeding or as is required to be maintained in order to satisfy any law, rule, regulation, or accounting or financial reporting standards to which the Investor may be subject.

	13.3.	The Parties acknowledge and agree that the covenants and obligations with respect to confidentiality set forth in this Clause relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the Company and the owner of such property irreparable injury for which adequate remedies are not available at law. Therefore, the Parties agree that the Party entitled to enforce the covenants set forth above, shall be entitled to an injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the other Party from committing any violation of the covenants and obligations contained in this Clause. These injunctive remedies are cumulative and are in addition to any other rights and remedies the concerned Party may have at law or in equity.

14.	AUTHORISED PERSON

For the purposes of this Agreement, Mr. Jortin Antony shall represent the Promoters. Accordingly, all the Promoters hereby authorise Mr. Jortin Antony to represent the Promoters and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the Promoters for the proper and effective fulfilment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr. Jortin Antony shall be deemed to be acts or deeds done or documents executed by all the Promoters, and shall be binding on all the Promoters.

15.	TERMINATION

	15.1	Grounds for Termination

Save and except the rights and obligations of the Parties that terminate as provided in the specific clauses in this Agreement, this Agreement shall continue in full force and effect until terminated in accordance with the provisions of this Clause.

	15.2	This Agreement can be terminated at any time prior to the subscription by the Investor in the manner set out in Clause 4 of this Agreement, by mutual written agreement of the Parties.

	15.3	This Agreement shall stand terminated under Clause 4 if the Completion does not take place as per Clause 4.3.

	15.4	Effect of Termination

Termination of this Agreement under Clauses 15.2 to 15.3 shall be without liability of any Party (or any shareholder, director, officer, agent, employee, consultant or representative of such Party) to the other Parties.

	15.5	The provisions of Clause 6 (Indemnity), 10 (Arbitration), 11 (Notices), and 13 (Confidentiality) shall survive the termination hereof pursuant to Clause 15.1.

16.	MISCELLANEOUS PROVISIONS

	16.1	Reservation of Rights

No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

	16.2	Cumulative Rights

All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

16.3	Partial Invalidity

If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

16.4	Amendments

No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties.

16.5	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties, which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties.

16.6	Entire Agreement

This Agreement constitutes the entire Agreement between the Parties with respect to the subscription of the Equity Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

16.7	Relationship

None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

16.8	Governing law

This Agreement shall be governed and construed in accordance with the laws of India, under the jurisdiction of the Mumbai courts, without regard to the conflict of laws principles.

16.9	Service of Process

Subject to the provisions of clause 10 of this Agreement, the Parties agree that any action or proceeding seeking to enforce any provision of, or based on any right arising out of this Agreement may be brought against any of the Parties in the courts of Mumbai, India and each of the Parties consent to the jurisdiction of such courts (and of the appropriate appellant courts) in any such action or proceeding and waives any objection to the venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

16.10	Costs

Each Party shall bear its own expenses incurred in preparing this Agreement including any brokers, finders’ fee, financial advisor’s fees and the expenses incurred by its representatives. The Parties agree to equally share in the cost of the US GAAP audits.

16.11	Force Majeure

No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

16.12	Severance

Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties, the Parties shall use reasonable efforts to agree upon a new provision, which shall as nearly as possible have the same commercial effect as the inefficient provision.

16.13	Good Faith Negotiations and Further Assurances

	16.13.1	The Parties agree that if the transactions contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into other transactions that (a) would result in a substantially similar outcome and (b) do not prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties; and

	16.13.2	Each Party agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the other Parties may reasonably require, whether on or after the date of this Agreement, to implement and/or give effect to this Agreement and the transactions contemplated by it and for the purpose of vesting in the Investor the full benefit of the assets, rights and benefits to be transferred to the Investor under this Agreement.

16.14	Public announcements

Except as and to the extent required by Applicable Law, without the prior written consent of the other Party, neither Party will, and each will direct its representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise to disclose or to permit the disclosure of the terms of this Agreement and the Transaction Documents. The Investor however is required by the Securities and Exchange Commission (‘SEC’) laws in the United States of America to disclose the terms of this Agreement and the Transaction Documents, while filing with the SEC, which may result into a press release or press exposure or disclosure to the general public.

16.15	Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile or copy of a signature is valid as an original.

16.16	Authorisation

The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

16.17	Time of the essence

Any date or period mentioned in this Agreement may be extended by agreement between the Parties hereto, failing which, as regards any such date or period, time shall be the essence of the Agreement.

Execution Page Follows:

     IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Investor”	)
BY THE HAND OF MR. RAM MUKUNDA	)
(Authorised Signatory))
ON THE 16th DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “TECHNI	)
BHARATHI LTD”
BY THE HAND OF MR. JORTIN ANTONY	)
(AUTHORISED SIGNATORY) PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE 16th DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Promoter”	)
MR. JORTIN ANTONY	)
ON THE 16th DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:
)

Annex F

AMENDMENT TO THE SHARE SUBSCRIPTION AGREEMENT
DATED 16TH DAY OF SEPTEMBER, 2007

THIS Amendment to the Share Subscription Agreement dated 16 th September 2007 (hereinafter referred to as “Amendment Agreement”) is entered on this 21 st day of December, 2007;

BY AND AMONG

INDIA GLOBALIZATION CAPITAL, INC. a company organized under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda , MD 20814 , acting directly or indirectly through one or more of its non US Affiliates, alongwith such newly formed non-US Affiliates (hereinafter collectively referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns) of the FIRST PART;

AND

TECHNI BHARATHI LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office at By pass road, Edappally, Kochi – 682 024, India (hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECOND PART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, legal representatives, executors, and administrators) of the THIRD PART.

(The Investor, the Promoters and the Company may hereinafter be referred to individually as “Party” and collectively as “Parties”, as the context may require).

WHEREAS

A.	The Parties entered into a Share Subscription Agreement on the 16 th day of September, 2007 (the “SSA”), setting out the terms and conditions subject to which the Investor would subscribe to the Subscription Shares;

B.	Clause 3 of the SSA sets out the conditions to be satisfied by the Parties prior to the Investor subscribing to the Subscription Shares. Some of the conditions to be satisfied by the Parties are as under: (i) completion of a business, financial, accounting, tax, technical, legal and regulatory due diligence on the Company by the Investor and resolution of all issues arising therefrom to the satisfaction of the Investor on or before 45 Business Days from the date of this Amendment Agreement, (ii) resolution being passed at a duly constituted meeting of the board of directors of Investor and a resolution being passed at duly constituted meeting of the shareholders of the Investor, approving the subscription to the Subscription Shares and the satisfaction of all other conditions for the Investor to effect a Business Combination as set forth in the Investor’s Prospectus dated March 3, 2006 as filed with the US Securities and Exchange Commission, (iii) the Promoters obtaining written consents from all banks, financial institutions, lenders of the Company and all other third parties as may be required for change in shareholding of the Company in form and substance satisfactory to the Investor, (iv) each of the Promoters delivering to the Investor a no-objection certificate in the form contained in Schedule 4 to the SSA and a no-objection certificate from the Company in the form contained in Schedule 4A to the SSA;

C.	Pending satisfaction of the conditions precedent set out in Clause 3 of the SSA, the Company has requested the Investor to infuse the Portion of Subscription Price (as defined below), towards subscription to Portion of Subscription Shares (as defined below);

D.	The Investor has agreed to subscribe to the Portion of Subscription Shares in the Company subject to the terms and conditions set out in this Amendment Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES COVENANTS AND AGREEMENTS HEREIN CONTAINED, THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

“Account” means the account to be opened by the Parties with Citibank N.A.

“Completion” means completion of the events specified in Clause 5 hereof and the Investor being registered as a member in respect of the Portion of the Subscription Shares in the register of members of the Company.

‘Completion Date’ shall mean the date specified by the Investor for Completion.

“Existing Accounts” mean the current accounts maintained by the Company with the banks listed in Schedule 3 hereof, with details such as name of the branch and account numbers.

“Funding” means the funding of the Portion of Subscription Price by the Investor upon fulfillment, or waiver, of the conditions precedent prescribed in Clause 4;

“Funding Date” means the date on which the first tranche of the Funding occurs;

“Portion of Subscription Price” means Rs. 10,55,98,500/- (Rupees Ten Crores Fifty Five Lacs Ninety Eight Thousand Five Hundred only) forming part of the Subscription Price.

“Portion of Subscription Shares” means 27,45,671 equity shares, constituting 39.04% of the post issued paid up share capital of the Company and forming part of the Subscription Shares.

“Promoters Shares” means 42,87,500 Shares representing 100% of the Share Capital of the Company.

“Receivables” means the monies due and payable to the Company by parties to the Third Party Contracts.

“Shareholders Agreement” means the agreement dated September 16 , 2007 entered into between the Parties.

“SSA” shall have the meaning ascribed to it in Recital A.

“Third Party Contracts” means the contracts entered into by the Company with the parties set out in Schedule 3, on the dates set out in Schedule 3.

All capitalized expressions used and not defined in the Amendment Agreement, but defined in the SSA, shall have the same meaning ascribed to it in the SSA.

2.	SUBSCRIPTION FOR SHARES AND INITIAL ADVANCE AGAINST SHARES

(a) Subject to the terms of this Amendment Agreement, the Investor hereby agrees to subscribe for, and the Company agrees to allot and issue to the Investor at Completion, the Portion of Subscription Shares, provided that subject to Clause 3, the Portion of Subscription Price shall be funded as advance against Shares of the Company.

(b) The consideration payable by the Investor to the Company for the Portion of Subscription Shares shall be the Portion of Subscription Price or thereabout as the Parties may mutually agree. The Investor shall be entitled to subscribe to the Portion of Subscription Shares and infuse the Portion of Subscription Price in tranches, as may be decided by the Investor.

3.	CONDITIONS PRECEDENT

The obligation of the Investor to fund the Portion of Subscription Price is subject to the fulfillment, prior to or simultaneously on the Funding Date (or at the time specified below), of the following conditions and delivery and execution of the following items in form and substance satisfactory to the Investor, any one or more of which may be waived in writing by the Investor in its sole discretion:

(a) the Representations and Warranties as provided in Clause 5 and Schedule 3 of the SSA and under this Amendment Agreement, remaining true and correct on the Funding Date and on every subsequent date on which Funding happens;

(b)	approval of the Board for (i) the execution, delivery and performance by the Company of this Amendment Agreement, (ii) creation of an Account in the manner and for the purposes contemplated in this Amendment Agreement, (iii) appointment of two (2) of the Investor’s nominees as authorized signatories to the Existing Accounts and the Account to be created pursuant to this Amendment Agreement, (iv) deposit into the Account, of Receivables arising pursuant to the Third Party Contracts and instructions to be issued in writing to counter parties to Third Party Contracts, instructing counter parties to deposit the Receivables directly into the Account, in the manner contemplated in this Amendment Agreement, (v) granting irrevocable authority to the Investor’s nominees, being the authorized signatories to the Existing Accounts and the Account, to operate and withdraw the amounts lying to the credit of the Existing Accounts and the Account at any time and for any reason whatsoever, (vi) subject to the approval of the members, amending the Articles of Association of the Company to give effect to the matters set out in this Agreement, (vii) in-principle approval for allotment of such number of shares to the Investor, at the specific request of the Investor, pending subscription to the entire Subscription Shares, as will increase the Investor’s shareholding in the Company to 51%, and an undertaking that such allotment will be completed within 2 working days of the Investor infusing funds towards subscription to the share capital of the Company and requesting the Company to allot Shares, (viii) transferring 10 Equity Shares held by the Promoters in favor of Mr. Sujjain Talwar and (ix) implementing the relevant transactions set forth in this Amendment Agreement to which the Company is a party or which require approval by the Board;

(c)	each of the Company and the Promoters having performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Funding;

(d)	the articles of association of the Company being amended to reflect, to the extent permitted by law, the provisions of this Amendment Agreement;

(e)	one (1) nominee of the Investor having been duly elected/appointed as Director, effective upon Funding and for that purpose, convening necessary board and shareholders meetings, as may be necessary or required;

(f)	the Company having opened the Account;

(g)	evidence being adduced by the Promoters, of written instructions issued to the banks with whom the Existing Accounts are maintained by the Company, of the inclusion, in addition to the existing authorized signatories, of Mr. Ram Mukunda and another nominee of the Investor as authorized signatories to the Existing Accounts, with authority to operate the Existing Accounts singly and evidence being adduced of written instructions issued to Citibank N.A of the change in authorized signatories and appointment of Mr. Ram Mukunda and another nominee of the Investor as the exclusive authorized signatories of the Account with Citibank, with authority to operate the account singly;

(h)	certificate from the Promoters and the Company confirming that (i) the Receivables are free from Encumbrances (ii) no lender or third party has any rights over the Receivables (iii) the Promoters and the Company have taken all steps necessary to ensure that the Receivables are credited into the Account as contemplated under this Amendment Agreement, (iv) the Receivables are free to be utilized for the purposes and in the manner contemplated under this Amendment Agreement (v) the Company has not entered into any agreement or understanding whereby any party other than the Investor has priority over the Receivables, and (vi) except for the Existing Accounts, the Company does not maintain or operate any account with any bank;

(i)	the Company appointing the Investor’s nominees as the authorized signatories to the Account and including the name of the Investor’s nominees as authorized signatories to the Existing Accounts, with an undertaking that (i) the authorized signatories nominated by the Investor shall be entitled to operate the Existing Accounts and Account singly, (ii) except upon specific written instructions of the Investor, the Investor’s nominees shall not be replaced and such appointment and understanding having been communicated to Citibank N.A and the banks with whom the Company maintains the Existing Account (iii) they shall not open any savings or current account or any other account with any bank except with the specific written consent of the Investor (iv) that all future receivables arising from contracts that the Company may enter into, after this date, will be directed to be deposited into the Account;

(j)	the Company issuing irrevocable written instructions to Citibank N.A and the banks with whom Existing Accounts are maintained, to honor all cheques, demand drafts and other payment instructions issued by the Investor’s nominees, without first obtaining approval of the Promoters or the Company;

(k)	the Company obtaining a certificate from an independent chartered accountant indicating the ‘fair value’ of the Shares calculated in accordance with the Guidelines for Valuation of Shares and Fixation of Premia;

(l)	the Promoters causing Odeon Limited to postpone the completion date under the share purchase agreement dated September 21, 2007 entered into between the Investor and Odeon Limited, from January 31, 2008 to a date set out in Schedule 3;

(m)	the Promoters obtaining written consents from all banks, financial institutions, lenders of the Company and all other third parties as may be required for change in shareholding of the Company in form and substance satisfactory to the Investor;

(n)	the Promoters causing the Company to and the Company obtaining all statutory and other consents and approvals required or desirable under any and all applicable laws and regulations, including but not limited to (i) approval of the Board of Directors and shareholders for increase in the authorized share capital, if required, (ii) in-principle approval of the Board of Directors and shareholders for subscription, issue and allotment of the Portion of Subscription Shares pursuant to the terms of this Amendment Agreement, if necessary; and (iii) to give effect to the transactions contemplated herein;

(o)	the Promoters and the Company undertaking that (i) the Portion of Subscription Price shall be utilized exclusively for the purposes set out in Schedule 3 and not for any other purpose (ii) the Company shall deliver to the Investor at weekly intervals, details set out in Schedule 3;

(p)	the Promoters and the Company confirming that except for SAAG RR Infra Limited and Odeon Limited, the board of directors have not recognized any person or entity as an ‘investor’ and except for SAAG RR Infra Limited and Odeon Limited, no other person has been granted any special rights or privileges at board or shareholders meetings;

(r)	the Promoters causing the board of directors of the Company to, and the board of directors recognizing the Investor as an ‘investor’ for the purposes of the Articles of Association of the Company and the Investor being vested with all rights available to an ‘investor’;

(s)	the Promoter causing the Company to, and the Company executing necessary forms and declarations to enable refund of the share application money to the Investor, in the event the Conditions Precedent to the SSA does not occur.

(t)	the Promoters transferring 10 Equity Shares in favor of Mr. Sujjain Talwar or any other person as may be nominated by the Investor and the Company approving the transfer of shares from the Promoter in favor of Mr. Sujjain Talwar or any other person as may be nominated by the Investor, at a price to be determined by the Investor, and the Promoters causing the Company to, and the Company amending the Articles of Association to give effect to the transfer on the terms determined by the Investor.

(u)	the Promoters and the Company shall obtain a letter from SAAG RR Infra Limited, in the form attached as Schedule 4, in respect of the matters set out therein and accepted by the Investor.

(v)	Each of the Promoters delivering to the Investor, a no-objection certificate in the form contained in Schedule 4 to the SSA and a no-objection certificate from the Company in the form contained in Schedule 4A to the SSA.

The Promoters shall fulfill all their obligations hereunder and shall, to the extent within their power and control, cause the Company to fulfill all its obligations hereunder so as to ensure that the conditions set forth in this Clause are fulfilled by such dates as specified above, to the satisfaction of the Investor.

4.	FUNDING EVENTS

	(a)	Funding of the first tranche shall take place on the Funding Date, or at such other place as the Parties may agree. The Portion of Subscription Price shall be retained as advance against Shares, until Completion.

	(b)	Simultaneously upon Funding, the provisions of Clauses 3 (Conditions subsequent to Completion), 4.1(d) (Alternate Directors) 4.1(g) (Meeting and Minutes of Board Meeting), 4.1(h) (Notice), 4.1(i) (Quorum), 4.1(j) (Determination of Quorum), 4.1(k) (Resolution by Circulation), 4.2 (Committees), 4.3 (Rights of the Investor) and 5 (Dividend Policy) of the Shareholders Agreement shall become effective and the Promoters and the Company shall be bound by the terms contained therein.

	(c)	The Promoters and the Company shall not propose any resolution at a Shareholders Meeting, if such resolution has not been approved by the director nominated by the Investor, at a meeting of the Board.

	(d)	Until Completion under this Amendment Agreement, the Promoters shall not be entitled to Transfer all or any part of their Shareholding to any Person.

	(e)	The Parties agree that where a resolution for allotment of shares in favour of the Investor is proposed by the director nominated by the Investor, the Promoters shall (if they are also Directors) / cause the directors nominated by them on the Board, to vote in favour of the resolution.

	(f)	A meeting of the shareholders shall be convened and a special resolution shall be passed approving amendment to the Articles of Association, to give effect to the matters set out in this Amendment Agreement.

	(g)	The Promoters agree and acknowledge that until Funding, they are in complete control over the affairs of the Company and undertake that they shall, to the extent within their power and control, cause the Company to fulfill all its obligations hereunder so as to ensure that the covenants set forth in this Amendment Agreement are fulfilled by such dates as specified in this Amendment Agreement. To secure the performance of the obligations of the Promoters and the Company as set out in this Amendment Agreement, the Promoters shall create a pledge on the Promoter Shares in favour of the Investor or any Person nominated by it. For such purpose, the Promoters shall on the Funding Date or any date thereafter, and if required, with the approval of the regulatory authorities, deliver the following documents to the Investor, or his representative/nominee:

  Original certificates evidencing right, title and interest to the Promoter Shares;

  Undated share transfer forms signed by the Promoters in favour of the Investor;

  A duly stamped, irrevocable power of attorney (substantially in the form and content as specified in Schedule 2 hereof) from each Promoter, pursuant to which each Promoter permits the Investor to take all necessary action and sign all necessary documents, letters, undertakings etc. as may be required so as to effect a transfer of the Promoter Shares to the Investor or any of his nominees, as the case may be, and be registered as a ‘member’ in respect of the Promoter Shares;

  the shareholding pattern of the Company after the exercise of the pledge by the Investor.

	(h)	The Promoters unconditionally agree, acknowledge, undertake and confirm that they shall take all necessary action and sign all necessary documents, letters, undertakings etc. as may be required so as to effect a transfer of the Promoter Shares to the Investor or any of his nominees, as the case may be, and be registered as a member in respect of the Promoter Shares, if called upon by the Investor to do so.

	(i)	The Promoters and the Company agree and acknowledge that the covenants and obligations under Clauses 3 and 4 relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the Investor irreparable injury and hence the Investors shall be entitled to specific performance of the obligations undertaken by the Company and/or the Promoters under Clauses 3 and 4.

5.	COMPLETION EVENTS

	(a)	Upon fulfillment of all the Conditions Precedent set out in the SSA, to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the allotment of the Portion of Subscription Shares to the Investor in the manner provided in this Clause.

	(b)	At Completion, the Company shall:

  allot and issue to the Investor , the Portion of Subscription Shares;

  deliver to the Investor one or more original share certificates and other instruments, if any, evidencing the Investor’s title to the Portion of Subscription Shares;

  duly register, as required by Law, the Portion of Subscription Shares in the Company’s registers and provide evidence thereof to the Investor ;

	(c)	If any one or more of the Conditions Precedent set out in the SSA are not satisfied to the satisfaction of the Investor or waived in writing by the Investor, the Investor shall notify the Promoters and the Company of the non satisfaction of the Condition Precedent. Within 7 days of receipt of such intimation from the Investor, the Promoters shall cause the Company to and the Company shall refund an amount equivalent to the Portion of Subscription Price to the Investor. If the Company fails to make repayment of the Portion of Subscription Price to the Investor within 7 days of receipt of notice from the Investor, the Investor’s nominee may, without any further act or approval of the Promoters or the Company, issue instructions to Citibank N.A to repatriate funds lying in the Account to the Investor and the Parties shall cause Citibank N.A to forthwith repatriate such funds to the Investor.

	(d)	If the funds lying in the Account are less than the Portion of Subscription Price, the Promoters will cause the Company to fund the Account with such amount by which the funds lying in the Escrow Account fall short of the Portion of Subscription Price. If the Promoters fail to cause the Company to fund the shortfall in the Portion of Subscription Price, or upon the Promoters and/or the Company committing a breach of any of their obligations under this Amendment Agreement and more specifically under Clause 5 hereof and failing to remedy the breach within 7 days of being notified of the same by the Investor , then, w ithout prejudice to any of its rights under this Amendment Agreement , the Investor shall have a right to forthwith exercise the pledge and , at its discretion, require the Board to allot to itself, Portion of Subscription Shares and take all necessary action , to be registered as a member of the Company in respect of the Promoter Shares and or Portion of Subscription Shares.

	(e)	Upon the Promoters and/or the Company committing a breach of any of their obligations under Clause 5 (d) hereof and failing to remedy the breach within 7 days of being notified of the same by the Investor and the Investor being unable to exercise the pledge and / or be registered as a member in respect of the Promoter Shares or any part thereof, due to any reason whatsoever, the Investor shall be entitled, pending subscription to the Subscription Shares, to be allotted Portion of Subscription Shares and to subscribe to such number of shares in the Company as will bring its shareholding to 51% of the paid up share capital of the Company as on such date (“Additional Shares”). Upon exercise of such option by the Investor, and upon infusion of funds by the Investor towards subscription to the Additional Shares, the Company shall allot Additional Shares to the Investor and at such price as may be determined by the Investor, provided that the pricing shall be in accordance with the laws of India. Upon exercise of such option by the Investor, the Investor shall be entitled to appoint majority directors on the Board and exercise all rights available to the Investor under law, as a 51% shareholder in the Company.

	(f)	The Promoters and the Company hereby undertake that they shall, upon exercise by the Investor of its right under Clauses 5(d) and 5(e) above, cooperate with the Investor and take all necessary steps to ensure that the name of the Investor or any Person nominated by the Investor is registered as a ‘member’ in the register of members of the Company in respect of the Promoter Shares and Additional Shares.

	(g)	In the event of enforcement of pledge by the Investor, of the Promoter Shares, or in the event of the Promoters committing a breach of any of their obligations of causing the Company to perform its obligations , or in the event of subscription by the Investor, to Additional Shares, in the circumstances set out in Clause 5(e) above, subject to the rights available to the Investor to appoint majority Directors on the Board and exercise all rights available to the Investor under law, as a 51% shareholder in the Company , the provisions of the Shareholders Agreement will get triggered. However, notwithstanding anything to the contrary contained in the Shareholders Agreement, the Investor shall not be subject to any restrictions on transfer of Portion of Subscription Shares or Promoter Shares or Additional Shares, whether set out in the Sharehold ers Agreement or otherwise and the provision of this clause shall supersede anything to the contrary contained in the Sharehold ers Agreement or under any other agreement entered into between the Parties. However, the Promoters and the Company agree that they shall be bound by Clauses 6, 7, 8 and 9 of the Shareholders Agreement.

6.	BOARD REPRESENTATION

	(a)	The Parties agree and acknowledge that the Investor shall be entitled to appoint one director on the Board effective upon Funding and that such director shall be appointed under Section 255(2) of the Act. The Promoters and the Company shall not be entitled to remove the Director appointed/nominated by the Investor, unless required by Law, in which event, the Investor shall be entitled to nominate a director in place of the director removed and the Promoters shall cause the Company to and the Company shall appoint such person as director on the Board.

	(b)	The right of nomination and appointment of the director conferred on the Investor under Clause 6(a) shall include the right at any time to remove from office any such persons nominated or appointed by them and from time to time determine the period for which such persons shall hold office as Director. If the Investor desires that any director nominated or appointed by it should cease to be a director of the Company, the Promoters shall cause, and shall exercise its voting rights in such manner, so as to ensure such removal and appointment of new director nominated by the Investor to replace the director so removed as soon as may be practicable.

	(c)	The director appointed/nominated by the Investor shall be entitled to receive all notices, agenda, etc. and to attend all General Meetings and Board Meetings and Meetings of any Committees of the Board of which they are members.

	(d)	The quorum at meetings of the Board shall be comprised in accordance with the provisions of the Companies Act, and provided further that it also comprises of a Director nominated by the Investor and/or its Affiliates. Subject to quorum requirements being met, each Director shall have one vote on the Board and, except as otherwise specifically required by the Companies Act, all decisions of the Board shall be taken by a simple majority of the Directors present and voting or deemed to be present at the meeting or in the case of resolution by circulation, by majority of Directors to whom the resolution is circulated in accordance with Clause 4.1(k) of the SHA. Notwithstanding anything to the contrary contained herein or in any other document, no resolution shall be validly passed except with the affirmative vote of a Director nominated by IGC.

	(e)	In the event the Investor or any of its Affiliates cease to (i) be shareholders of the Company, then all the rights of the Investor as a Shareholder shall automatically terminate and the Investor shall cause its nominee Directors to resign from the Board.

	6A.	Shareholders Meetings

		(a)	Shareholders Meeting Quorum. The quorum at meetings of the Shareholders shall be as required by the Companies Act, provided that the presence of Mr. Sujjain Talwar either in person or by proxy shall be necessary to constitute a valid quorum.

		(b)	Determination of Quorum for Shareholders Meeting. In the event the quorum is not present at any Shareholders meeting, the meeting shall be reconvened in accordance with the provisions of the Companies Act and provisions of the Companies Act shall apply to the adjourned meeting. Voting at a meeting of the Shareholders shall only be with the unanimous consent of all the shareholders present and voting. It is clarified for the avoidance of doubt that the affirmative vote of Mr. Sujjain Talwar or his proxy, as the case may be, shall be necessary to pass a valid resolution at any shareholders meeting.

	6B.	Representations and Warranties

		(a)	The Promoters and the Company represent, warrant and undertake to the Investor, that each of the statements set out in this Agreement, is now and will be true and accurate at the Completion Date. The Promoters and the Company acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

		(b)	The Company has the corporate power and authority to execute, deliver and perform this Agreement, and the transactions contemplated herein. The execution, delivery and performance by the Company of this Agreement has been duly authorized and approved by its Board of Directors.

		(c)	The execution, delivery and performance of this Agreement will not violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, modification, termination or cancellation or a loss of rights under, or result in any Encumbrance upon any of the assets of the Company under (i) the Memorandum and Articles of Association of the Company, (ii) any shareholders contract/loan arrangement entered into by the Company, (iii) any court order to which the Company is a party or by which the Company is bound; or (iv) any laws affecting the Company.

		(d)	The Representations and Warranties provided in this Agreement and in the SSA shall survive the Completion Date.

7.	VALIDITY OF SSA

	(a)	Except to the extent specifically modified by this Amendment Agreement, all the terms of the SSA shall survive and continue to remain valid and binding on the Parties. Reference in the SSA to subscription to Investor Shares or Subscription Shares respectively, wherever they appear, shall be deemed to mean subscription to Investor Shares or Subscription Shares as respectively reduced by the Portion of Subscription Shares and Additional Shares and reference to payment of Investor Price or Subscription Price, respectively, wherever they appear in the SSA, shall be deemed to mean payment of Investor Price or Subscription Price as respectively reduced by the Portion of Subscription Price and price paid for the Additional Shares.

	(b)	This Amendment Agreement shall become effective upon the execution and delivery of this Amendment Agreement by the Investor, the Promoters and the Company.

	(c)	Except as expressly set forth in this Amendment Agreement, all agreements, covenants, undertakings, provisions, stipulations, and promises contained in the SSA are hereby ratified, readopted, approved, and confirmed and remain in full force and effect.

8.	RESOLUTION OF DISPUTES

	(a)	Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Amendment Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Amendment Agreement or regarding a question, including the question as to whether the termination of this Amendment Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

	(b)	Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 8(a) within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ram Mukunda and Mr. Jortin Antony for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

	(c)	Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 8(b) within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

	(d)	The place of the arbitration shall be Mumbai, India.

	(e)	The arbitration proceedings shall be governed by the laws of India.

	(f)	The proceedings of arbitration shall be in the English language.

	(g)	The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. The cost of arbitration shall be borne by the Company.

	(h)	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

	(i)	The Mumbai court (including any appellant court) in India shall have exclusive jurisdiction.

9.	INDEMNITY

	(a)	Without prejudice to any other right available to the Investor in law or under equity, the Promoters shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, or, if so desired by the Investor, the Promoters shall indemnify the Company, from and against any and all liabilities, damages, demands, Claims (including third party Claims), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) directly based upon, arising out of, or in relation to or otherwise in respect of:

(i) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Promoters or Company contained in the SSA or this Agreement or any document or other papers delivered by any of them to the Investor in connection with or pursuant to the SSA or this Agreement;

(ii) any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters;

(iii) any liabilities and obligations of whatever nature relating to any litigation, claim or governmental investigation pending or relating to the business or operations of the Promoters or the Business of the Company prior to the date of execution of the SSA or this Agreement and as on the Completion Date;

(iv) any liability due to any non-compliance of any applicable law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date.

	(b)	Any compensation or indemnity as referred to in Clause 9(a) above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.

10.	MISCELLANEOUS

	(a)	No Implied Waiver

Subject to the terms of this Amendment Agreement, the execution, delivery and performance of this Amendment Agreement shall not, except as expressly provided herein, constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of the Parties under the SSA or prejudice any right or remedy that either Party may have or may have in the future under or in connection with the SSA or any instrument or agreement referred to therein. The Parties hereto acknowledge and agree that the Representations and Warranties of the Parties contained in the SSA, the clauses on, including but not limited to indemnity and confidentiality shall survive the execution and delivery of this Amendment Agreement and the effectiveness hereof.

	(b)	Governing law

This Amendment Agreement shall be governed and construed in accordance with the laws of India.

	(c)	Costs

The Company shall pay the stamp duty and all other costs and expenses in relation to this transaction, upto USD 50,000.

	(d)	Execution in Counterparts

This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

	(e)	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties, which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder, including its rights over the pledge of Promoter Shares, to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties.

IN WITNESS WHEREOF THE PARTIES TO THIS AMENDMENT AGREEMENT HAVE SET AND SCRIBED THEIR HANDS AT , ON THE DAY MONTH AND YEAR FIRST NOTED ABOVE, IN PRESENCE OF:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “INVESTOR ”	)
INDIA GLOBALIZATION CAPITAL, INC.	)
ON THE 21st DAY OF DECEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “COMPANY”	)
BY THE HAND OF Mr.	)
(AUTHORISED SIGNATORY) PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE 10th DAY OF DECEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Promoters”	)
ON THE 21st DAY OF DECEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SCHEDULE 1
NAME AND DETAILS OF PROMOTERS

Number of
Name of Shareholder	Shares
Mr. M.K. Chacko	2000
Dr. V.J. Sebastian	520000
Mrs. Kunjamma Antony	237000
Mr. James Joseph	2000
Mr. Antony C. Thevaril	493100
Mr. Joy Joseph	2000
Mrs. Thresiamma Joseph	2000
Kairali Orchids Private Limited	116000
Mr. P.C. Chacko	2000
Mrs. Reeni Jose	4000
Mr. Gijo Thomas	6000
Mr. V.C. Antony	290380
Mrs. Simi Antony	6000
Mr. Alex Antony	494720
Mr. K.V. George	16000
Prof. Jose Thomas	2000
Mr. P.V. Mathai	2000
Mr. P.K. Sukumaran Nair	2000
Mr. Jose Joseph	3680
Mr. K.V. Thomas	500
Mr. Jortin Antony	813800
Mr. George Thomas	91800
Mr. Thomas Oommen	2000
AAA Investment Company	360000
Mrs. Jeggy George	72000
Mrs. Sheeba Jortin	679520
Mr. Shaju Antony	15000
Mr. Georgekutty Kurian	50000
Total	42,87,500

SCHEDULE 2
FORM OF POWER OF ATTORNEY

     TO ALL TO WHOM THESE PRESENTS SHALL COME, I, Jortin Antony , an Indian inhabitant having my address at Techni Bharti Limited, By pass road, Edappally, Kochi – 682 024, India (the “Pledgor”) acting for myself and on behalf of the other promoters / shareholders set out in Annexure 1 (collectively “Promoters”) SEND GREETINGS:

     And Whereas the Promoters are the legal and beneficial owner s of 42,87,500 Equity Shares (“ Equity Shares ”) of Techni Bharti Limited , a company registered under the Companies Act, 1956 and having its registered office at By pass road, Edappally, Kochi – 682 024, India (the “Company”) having full legal right, title and interest in those Equity Shares with power to deal with such Equity Shares in any manner the y think fit.

     And Whereas the Promoters , the Company and India Globali z ation Capital, Inc. a company organised under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814 (“Pledgee”) have entered into a n Amendment Agreement dated 20th December, 2007 (“ Amendment Agreement”), pursuant to which the Investor has agreed to subscribe to Portion of Subscription Shares (as defined in the Amendment Agreement).

     And Whereas the Pledgor along with the other Promoters of the Company (as defined in the Amendment Agreement) have undertaken to cause the Company to perform certain obligations under the Amendment Agreement and the Promoters have authorised the Pledgor, by powers of attorney, to, inter-alia, execute this power of attorney on their behalf.

     And Whereas the Promoters ha ve secured the performance by them of their obligations to cause the Company to do certain acts, by pledging and creating a charge on 42,87,500 Equity Shares of the Company held by the Promoters (hereinafter referred to as the “Pledged Shares”).

     Pursuant to Clause 4(g) of the Amendment Agreement, the Pledgor , acting for himself and on behalf of the Promoters, has undertaken and agreed to irrevocably appoint the Pledgee as its attorney-in-fact to take all necessary action and sign all necessary documents, letters, undertakings etc. as may be required so as to effect a transfer of the Pledged Shares to the Pledgee or any of his nominees . In pursuance of the above, the Pledgor is desirous of appointing the Pledgee as its Attorney.

     Capitalized terms not defined herein shall have the meanings ascribed to them in the Amendment Agreement.

     NOW KNOW YE ALL AND THESE PRESENTS WITNESS THAT

     The Pledgor , acting for himself and on behalf of the Promoters, does hereby irrevocably nominate, constitute and appoint the Pledgee (i.e. INDIA GLOBALI Z ATION CAPITAL, INC. a company organised under the laws of the State of Maryland acting directly or indirectly through one or more of its newly formed non US Affiliates, alongwith such newly formed non-US Affiliates , and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814, or any hereinafter referred to as Attorney) to be the true and lawful Attorney of the Pledgor (acting for himself and on behalf of the Promoters) and in his name and on his behalf and at his risk and costs, to do or cause to be done the following acts, deeds, matters or things, that is to say:

1.	at any time, to take any action and execute any instrument, deed, document, undertaking etc. that the Attorney may deem necessary or advisable to keep the charge or pledge created over the Pledged Shares secured and in full force and effect.

2.	at any time after the Promoters and/or the Company commit a breach of the provisions of the Amendment Agreement , in the opinion of the Investor :

	a)	to execute any instrument, deed, document, undertaking including necessary transfer forms as transferor in respect of all the Pledged Shares in the name of the Promoters / Pledgor including revalidation of blank transfer forms duly signed by the Promoters / Pledgor in respect of the Pledged Shares so as to effect a transfer of the Pledged Shares to the Pledgee or its nominee, as the case may be, and to ensure that the name of the Pledgee and/or its nominee is incorporated in the ‘register of members’ as a ‘member’ in respect of the Pledged Shares ;

	b)	to sign on behalf of the Promoters / Pledgor the consent letter in the form as set out herein;

	c)	to vote at all or any meetings of the shareholders of the Company or otherwise to act as the Promoters’ / Pledgor’s attorney or attorney’s representative(s) or proxy(ies) in respect of the Pledged Shares; and

	d)	to appoint any proxy (ies) to represent the Promoters / Pledgor at all or any meetings of the shareholders of the Company with full authority to vote at such meetings in such manner as the Attorney may deem fit.

3.	at any time, to make such declaration in respect of the Pledged Shares as may be in the opinion of the said Attorney required or necessary in law.

4.	at any time, to enter into, make, sign, execute, deliver, acknowledge and perform all engagements, contracts, agreements, indentures, papers, documents, writings, things, deeds etc. that may be necessary or proper to be entered into and signed, sealed, executed, delivered, acknowledged and performed for the purposes of giving effect to the transfer of the Pledged Shares to the Pledgee and/or its nominee.

5.	requisition general meetings, receive notices convening general meetings, attend and vote at general meetings on our behalf in respect of all or such number of Pledged Shares as may be considered appropriate by the Pledgee, to act as the Promoters’ / Pledgor’s attorney or attorney’s representative(s) or proxy(ies) in respect of the Pledged Shares , to appoint any proxy (ies) to represent the Promoters / Pledgor at all or any meetings of the shareholders of the Company with full authority to vote at such meetings in such manner as the Attorney may deem fit .

6.	at any time, to offer the Pledged Shares for dematerialisation or rematerialisation pursuant to the Depositories Act, 1996 and the rules made and to obtain registration of the names of the beneficial owners thereof in the records of the Depository or any other intermediary, and to do all acts, deeds and things, and to execute and deliver all deed, documents and writing in order to obtain and implement dematerialisation or rematerialisation of the Pledged Shares.

7.	to act in relation to these premises as fully and effectually in all respects as we the Promoters / Pledgor ourselves could do if personally present.

     AND WE HEREBY agree to ratify and confirm all and whatsoever our said Attorney shall do or purport to do or cause to be done by virtue of these presents.

     AND WE HEREBY declare that this Power of Attorney is and shall be irrevocable until the complete transfer of all the Promoter Shares from the Promoters to the Investor in accordance with the Amendment Agreement.

     IN WITNESS WHEREOF the Pledgor has caused this Power of Attorney to be executed , for himself and on behalf of the Promoters, on the day, month and year first above written , .

     SIGNED AND DELIVERED BY Mr. Jortin Antony acting for himself and on behalf of the Promoters listed in Annexure 1

     NOTARY

ANNEXURE 1
NAME AND DETAILS OF PROMOTERS

Number of
Name of Shareholder	Shares
Mr. M.K. Chacko	2000
Dr. V.J. Sebastian	520000
Mrs. Kunjamma Antony	237000
Mr. James Joseph	2000
Mr. Antony C. Thevaril	493100
Mr. Joy Joseph	2000
Mrs. Thresiamma Joseph	2000
Kairali Orchids Private Limited	116000
Mr. P.C. Chacko	2000
Mrs. Reeni Jose	4000
Mr. Gijo Thomas	6000
Mr. V.C. Antony	290380
Mrs. Simi Antony	6000
Mr. Alex Antony	494720
Mr. K.V. George	16000
Prof. Jose Thomas	2000
Mr. P.V. Mathai	2000
Mr. P.K. Sukumaran Nair	2000
Mr. Jose Joseph	3680
Mr. K.V. Thomas	500
Mr. Jortin Antony	813800
Mr. George Thomas	91800
Mr. Thomas Oommen	2000
AAA Investment Company	360000
Mrs. Jeggy George	72000
Mrs. Sheeba Jortin	679520
Mr. Shaju Antony	15000
Mr. Georgekutty Kurian	50000
Total	42,87,500

SCHEDULE 2A
SPECIMEN FORM OF CONSENT LETTER OF PROMOTERS

[On the letterhead of the Promoters]

[Insert Date]

Dear Sir,

Re:	Acquisition of 42,87,500 equity shares of Techni Bharti Limited (“Company”) by India Globalization Capital, Inc. (“Purchaser”) from Indian resident shareholders

I, acting for himself and on behalf of the Promoters, hereby accord our consent for the transfer of 42,87,500 equity shares held by us in Company to the Purchaser at a price of Indian rupee equivalent of Rs. 38.46/- per share.

I request you to kindly take the above ‘no objection’ on record.

Yours faithfully,

[Name of Promoter]

SCHEDULE 3

Clause reference no.	Relating to	Particulars
Definitions	Existing Accounts	Please see Annexure 1

Definitions	Third Party Contracts	(i) Four Laning Contract of NH – 54, entered into between the Company and the National Highway Authority of India, between Maibong – Lumding, in the State of Assam, awarded under Package no. AS – 25.

(ii) Asphalting work of four laning of NH – 7 entered into between the Company and IVRC Limited, Chennai between Madurai – Thirunelveli, in the State of Tamil Nadu, awarded under package no. NS – 41.

Clause 3(o)	Utilisation of Portion of Subscription Price	(i) Rs. 4 crores for the Four Laning Contract in the State of Assam

(ii) Rs. 2 crores for the asphalting work of four laning in the State of Tamil Nadu

(iii) Rs. 1 . 30 crores for settling overdue interest to Federal Bank and repayment of first instalment of re-scheduled loan with Dhanalaxmi Bank Limited

( i v) Rs. 1.5 crores for paying the first instalment of one time settlement with M/s Shamrao Vittal Co-operative Bank, Mumbai

(v) the balance will be used for the purpose as agreed with the Investor.

Clause 3(o)	Weekly reportings	Cash flows requirements and utilisations and project progress in a format acceptable to the Investor.

Clause 3(l)	Odeon Agreement	Postponement of the Share Purchase Agreement entered into by the Investor with Odeon Limited upto April 30, 2008.

ANNEXURE 1 TO SCHEDULE 3

Sl. No.	Name of Bank	Account No.
1.	State Bank of Travancore	57016009072
	Edappally Branch
	Kochi – 682 024
2.	Andhra Bank	CA 1478
	Ajay Vihar
	M.G.Road
	Ernakulam – 682001
3.	Federal Bank	CA 1504
	Premier Junction
	Kalamassery 683 104
4.	Federal Bank	512
	St. George Church Building
	Edappally
	Kochi – 682 024
5.	Bank of Baroda	05620200000056
	Lourde Centre
	Opp. Old Bus Stand
	Alwaye
6.	State Bank of Travancore	67035845850
	P.O.Box No.33
	Tirunelveli Branch
	Sreepuram, Tirunelveli
7.	State Bank of India	01000050183 – Collection
	Singtam P.O.	01000050182 – Disbursement
	East Sikkim 237 134
8.	State Bank of Mysore	599
	Taluk Office Compound Main Branch
	Hiriyur
	Chithradurga District – 572 143
9.	Syndicate Bank	101/46
	Perumanoor Branch
	M.G.Road South End
	Perumanoor
	Kochi
10.	State Bank of India	30264141108
	Talcher Branch
	ORISSA
	Ph: 06760241024
11.	HDFC Bank	0200350000411
	Ground Floor, Elmar Square
	39/4157, M.G.Road
	Ravipuram
	Kochi – 682 016
12.	Andhra Bank	CA 1729
	Rajajinagar Branch
	Rajaji Nagar Post
	Bangalore – 560 010

Sl. No.	Name of Bank	Account No.
13.	State Bank of Travancore	CA 638
Vellayambalam Branch
Vellayambalam
Trivandrum 695 010
14.	Federal Bank	A/c No. 417
Cuttack Branch
Cuttack, ORISSA
15.	Federal Bank Limited	CA 1975
No. 17, Connaughut Circus
New Delhi – 110 001
16.	State Bank of India	01000050173
Lumding
Nagaon District
Assam

SCHEDULE 4
(ON THE LETTERHEAD OF SAAG RR INFRA LIMITED)

Techni Bharathi Limited
Address

India Globalization Capital, Inc.
Address

Dear Sir,

     Shareholders cum Subscription Agreement dated February 9, 2007 executed between Techni Bharathi Limited (“Company”) and SAAG RR Infra Limited (“Agreement”)

     We, SAAG RR Infra Limited, had agreed to subscribe to 64,31,250 equity shares in the Company constituting 60% of the post issued paid up share capital of the Company, subject to satisfaction of conditions precedent set out therein, within 4 months from the date of execution of the Agreement. However, we have not subscribed to any securities in the Company, till date.

     We have, from time to time, advanced to the Company, an amount of Rs. [ ] as unsecured loans, out of which an amount of Rs. [ ] is outstanding to us.

     We have been informed of the arrangement proposed to be effected between the Company and India Globalization Capital, Inc. (“IGC”). We hereby agree, acknowledge, undertake and confirm as under:

1.	With effect from the date hereof and until April 30, 2008, we shall not exercise our right or option under the Agreement or pursuant to any other arrangement, to subscribe to securities in the Company;

2.	We understand that the Company will, before April 30, 2008, repay the loan of Rs. [ ] immediately upon receipt by the Company, of funds from IGC and will obtain release of the bank guarantee issued by [ ] in favor of IVRCL, guaranteeing the repayment by the Company, of an amount of Rs. [ ]. Forthwith upon receipt of an amount of Rs. [ ] from the Company, we shall release and discharge the Company, of and from any and all past, present or future, known or unknown claims, debts, conditions, promises, acts, demands, obligations, actions, causes of action, rights, accountings, damages, costs, expenses and compensation which SAAG RR Infra Limited now has, or which may hereinafter accrue or other wise be acquired by SAAG RR Infra Limited.

     We further confirm that subject to the repayment by the Company, of an amount of Rs. [ ], the Agreement shall stand automatically terminated and no rights, duties, obligations of the parties under the Agreement shall survive. We hereby confirm that subject to the above, that there are no agreements, arrangements, options, warrants, calls or other rights relating to the issuance, sale, purchase or redemption of any shares or other securities of the Company or any pre-emptive rights, rights of first refusal or other similar rights relating to any shares or other Securities of the Company.

Yours faithfully,
For SAAG RR Infra Limited

Accepted

India Globalization Capital, Inc.

Annex G

SHAREHOLDERS AGREEMENT AMONG INDIA GLOBALIZATION CAPITAL, INC., USA AND
TECHNI BHARATHI LIMITED AND THE PROMOTERS SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this “Agreement”) is made as on this 16th day of September 2007 BETWEEN:

INDIA GLOBALIZATION CAPITAL, INC. (IGC-USA) a company incorporated under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814, acting directly or indirectly through one or more of its newly formed non US Affiliates, alongwith such newly formed non-US Affiliates (hereinafter collectively referred to as “IGC” which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns) of the FIRST PART;

AND

TECHNI BHARATHI LIMITED, a company incorporated under the laws of India and having its office address at By pass road, Edappally, Kochi – 682 024, India (hereinafter referred to as “the Company” , which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECONDPART;

AND

THE PERSONS whose names and addresses are set out in Schedule 1 hereto (hereinafter referred to as “Promoters”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their heirs, executors, and administrators) of the THIRDPART.

IGC, Company and Promoters are individually referred to as “Party” and collectively as “Parties”.

WHEREAS:

A.	The Company is engaged in the business of infrastructure development specialising in construction of roads (the “Business ”);

B.	IGC is currently engaged in making investments in India especially in sectors which inter alia includes power, infrastructure, and wishes to make a foray into the Business;

C.	The Parties have entered into a Share Subscription Agreement (“SSPA”) of even date, setting out the terms and conditions subject to which IGC shall subscribe to certain Equity Shares and convertible preference shares in the Company;

D.	The Parties have agreed to enter into this Agreement for the purposes of regulating their relationship with each other as members of the Company and regulating, as between themselves, certain aspects of the affairs of the Company.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

	1.1	Definitions

In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

		(a)	“Act or Companies Act” shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force.

		(b)	“Affiliate” means (i) when used in respect of a specified legal person, each legal person that directly or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the person specified (ii) when used in respect of an individual party, such person’s relative within the meaning of section 6 of the Act. In this definition “Control” (and its derivatives) means both (i) holding beneficially more than fifty per cent (50%) of equity interests and (ii) the ability to cast more than fifty (50%) per cent of the voting rights attaching to voting shares or (iii) power to direct the management or policies of such entity by contract or otherwise.

(c)	“Agreement” shall mean this Shareholders Agreement together with the annexures thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement.

(d)	“Applicable Law(s)” means any statute, law, regulation, ordinance, rule, judgment, order, decree, bye-law, approval, directive, guideline, policy, requirement or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administrative order having the force of law of any of the foregoing, by any Government Authority having jurisdiction over the matter in question.

(e)	“Board” shall mean the board of directors of the Company.

(f)	“Budget” means the budget of the Company from time to time approved by the Shareholders in accordance with the provisions of this Agreement.

(g)	“Business” has the meaning given in recital A.

(h)	“Business Plan” means the operating and capital budget for the Company prepared on an annual basis for a Financial Year, with reference to the Business, which business plan shall identify and set out, inter alia , the time scales and financial projections with key assumptions listed, including all planned commitments, borrowings, amount and timing of capital contributions to be made by the Shareholders, projected profit and loss, balance sheet, cash flow for such Financial Year in a form to be mutually agreed in writing between the Parties.

(i)	“Claim” includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

(j)	“Company” means Techni Bharathi Limited, incorporated under the laws of India having its registered office is at By pass road, Edappally, Kochi – 682 024, India.

(k)	“Completion” and “Completion Date” shall have the meanings ascribed to it in the SSA.

(l)	“Confidential Information” means the provisions of this Agreement and (i) any information concerning the organisation, business, technology, trade secrets, know-how, finance, transactions or affairs of the Company, any subsidiary or any other Shareholder or any of their respective Affiliates, directors, officers or employees (whether conveyed in written, oral or in any other form and whether such information is furnished before, on or after the date hereof) and (ii) any information or materials prepared by a Party or its Representatives that contains or otherwise reflects, or is generated from, Confidential Information.

(m)	“CPS” means the convertible preference shares subscribed to by IGC pursuant to the provisions of the SSA.

(n)	“Directors” means the directors of the Company and “Director” means any one of them (as the context requires).

(o)	“Effective Date” shall mean the date of execution of this Agreement by the Parties.

(p)	“Encumbrances” means any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale contract, title retention contract, or other contract to give or to refrain from giving any of the foregoing.

(q)	“Financial Year” means the financial year of the Company ending 31st March or other financial year agreed by the Shareholders at a general meeting.

(r)	“Government Authority” or “Government Authorities” means (a) central, state, city, municipal or local government, governmental authority or political subdivision thereof having jurisdiction; or (b) any agency or instrumentality of any of the authorities referred to in Clause (a); or (c) any regulatory or administrative authority, body or other organisation having jurisdiction, to the extent that the rules, regulations, standards, requirements, procedures or orders of such authority, body or other organisation have the force of Applicable Laws; or (d) any court or tribunal having jurisdiction.

(s)	“IGC Competitor” means any person (alone or together with any of its affiliates and successors and permitted assigns of such person) who is engaged in similar Business.

(t)	‘INR’ means the lawful currency of India.

(u)	‘Key Employees’ shall mean the Managing Director, the Chief Financial Officer and the Chief Executive Officer of the Company.

(v)	‘Liabilities’ means any and all current liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

(w)	‘Party’ shall mean IGC, the Company or the Promoters referred to individually and ‘Parties’ shall mean IGC, the Company and the Promoters referred to collectively.

(x)	‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

(y)	“Pro Rata Share” means, with respect to any Shareholder, the proportion that the number of fully paid up Shares held by such Shareholder bears to the aggregate number of fully paid up Shares held by all Shareholders, in each case on a fully diluted basis.

(z)	“Securities” means, with respect to any person, such person’s equity capital, registered capital, joint venture or other ownership interests (including, without limitation, in the case of the Company, shares) or any options, warrants, loans or other securities that are directly or indirectly convertible into, at or exercisable or exchangeable for, at the sole option of such person, such equity capital, registered capital, joint venture or other ownership interests (whether or not such Derivative Securities are issued by such person).

(aa)	‘Shares’ shall mean the equity shares of the Company.

(bb)	“Share Capital” means the amount derived by multiplying the total number of Shares by Rs. Ten (10).

(cc)	‘Shareholder’ or ‘Shareholders’ shall mean IGC and the Promoters and / or any person to whom Shares are issued or transferred in accordance with the terms of this Agreement.

(dd)	“Shareholding” in relation to a Shareholder, means ownership of the Shares by such Shareholder, at any time.

(ee)	“Share Subscription Agreement” or “SSA” shall have the meaning ascribed to it in Recital C.

(ff)	“Subscribed Shares” shall mean such number of Shares of the Company agreed to be subscribed by IGC pursuant to the provisions of the SSA.

(gg)	“Transfer” means to sell, gift, assign, amalgamate, merge, transmit (whether by operation of Law or otherwise) or create any Encumbrance on any Shares or any right, title or interest therein or otherwise to dispose of the Shares in any manner whatsoever.

	(hh)	‘Warrantors’ means the Company and the Promoters and ‘Warrantor’ means any one of them.

1.2	Other Defined Terms:

	(i)	‘Business Days’ means the days on which the banks are open for business in Mumbai, India.

	(ii)	‘Dispute’ shall have the meaning as ascribed to it in Clause 16.1 of this Agreement.

	(iii)	‘Losses’ shall have the meaning as ascribed to it in Clause 14.1 of this Agreement.

1.3	Interpretation

	1.3.1	In this Agreement (unless the context requires otherwise), any express reference to an enactment (which includes any legislation in any jurisdiction) includes references to:

(i) that enactment as amended, extended or applied by or under any other enactment before, on or after the date of this Agreement;

(ii) any enactment which that enactment re-enacts (with or without modification); and

(iii) any subordinate legislation (including regulations) made (before, on or after the date of this Agreement) under that enactment, as re-enacted, amended, extended or applied as described in paragraph (i) above, or under any enactment referred to in paragraph (ii) above.

	1.3.2	In this Agreement, reference to including and include shall be construed to mean “including without limitation” and “include without limitation” respectively.

	1.3.3	In this Agreement, references to a person shall be construed so as to include any individual, firm, company, unincorporated association of persons, government, state or agency of a state or any joint venture, association, partnership, or employee representative body (whether or not having separate legal personality).

	1.3.4	Where there is any inconsistency between the definitions set out in this Clause l and the definitions set out in any other clause or schedule, then for the purposes of construing such clause or schedule, the definitions set out in such clause or schedule shall prevail.

	1.3.5	In this Agreement:

(i) words importing the singular shall include the plural and vice versa; and

(ii) references to IGC unless repugnant to the context shall for the purpose of this Agreement mean and include the Affiliates of IGC.

	1.3.6	The headings in this Agreement do not affect its interpretation and are for convenience only. Any schedule or annex to this Agreement shall take effect as if set out in this Agreement and references to this Agreement shall include its schedules and annexure.

	1.3.7	In this Agreement, unless the contrary intention appears, a reference to a Recital, Clause, Subclause, paragraph, subparagraph, Schedule or item is a reference to a Recital, Clause, sub-clause, paragraph, subparagraph, Schedule or item of this Agreement.

	1.3.8	For the purposes of any calculation under this Agreement any fraction will be rounded off to the next integer.

	1.3.9	Any time period prescribed for the performance of any obligation of IGC and/or any of its Affiliate under this Agreement to Transfer or subscribe to Shares of the Company shall be extended by as many days as necessary in order to facilitate IGC and/or its Affiliate to obtain all such approvals (if any) from Government Authorities required under Applicable Laws in order to fulfil such obligations not being in any event more than 90 days from the date hereof or such longer period as may specifically be agreed between the Parties.

	1.4	Business of the Company

The Business of the Company shall be to carry on the business of infrastructure development especially in the sector of construction of roads and the Company shall not carry on any other business unless otherwise agreed between the Parties to this Agreement.

2.	FINANCING OF THE COMPANY

	2.1	The Company has, at the date of this Agreement, an authorised share capital of INR 15,00,00,000 consisting of 80,00,000 equity shares of par value INR 10 each and 70,00,000 15% redeemable preference shares of par value INR 10 each. As of date 4287500 Equity Shares have been issued and are held by the persons in the number as set out in Schedule 2A and 5,000,000 convertible preference shares have been issued.

	2.2	Upon Completion, the Shareholding pattern of the Company shall be as set out in Schedule 2B and the CPS shall be issued to IGC.

	2.3	Promoters and IGC agree that on Completion, the Parties would have only partly funded the Company and that both Parties hereby agree to further fund the Company, as and when required to the maximum extent as specified in the Business Plan in proportion to their Shareholding in the Company. The Parties shall mutually agree on the manner and time of such future funding.

	2.4	In the event the Company does not have adequate resources to fund its operations as envisaged in the Business Plan as amended or revised with approval of the Board or the Shareholders, and provided the Shareholders have funded their full share of funding commitment as set forth in the Business Plan, the Company shall raise such additional funds (“Additional Funds”) (i) through external commercial borrowings from IGC on reasonable effort basis, in compliance with the exchange control regulations or alternatively, through other modes of non-convertible debt on terms and conditions to be satisfactory to IGC within a period of 45 days from the requirement of the Additional Funds; or (ii) if the Board determines that the Company is not able to raise external commercial borrowing or non-convertible debt as referred to herein, by an offering of Shares (“Additional Shares”) to the Shareholders in proportion to their respective Pro Rata Share in the Company and on terms and conditions to be mutually agreed between the Parties. Such Additional Shares to be issued upon subscription to the Shareholders shall be fully paid up by the respective Shareholder in cash. In the event any Shareholder does not subscribe entirely to its Pro Rata Share of Additional Shares, the other Shareholder shall have the right to subscribe to the unsubscribed portion of the Pro Rata Share of the unsubscribing Shareholder in the Additional Shares (“Unsubscribed Additional Shares”). In the event that any Shareholder nominates an Affiliate to subscribe to the Additional Shares or the Unsubscribed Additional Shares, such Shareholder shall cause such Affiliate to execute an Affiliate Deed of Adherence in the form set out in Schedule 4 and the Company shall not issue the Additional Shares or the Unsubscribed Additional Shares to such Affiliate unless a duly executed (by all parties thereto) Affiliate Deed of Adherence has been lodged with it.

3.	CONDITIONS SUBSEQUENT TO COMPLETION

	3.1	Key Persons Provisions

The Company shall maintain all the relevant insurances including but not restricted to the Directors’ and Officers’ insurance in amounts considered reasonable by the Company and consistent with market practice in India.

	3.2	Key Man Insurance

The Company shall purchase key man insurance policy of such amounts as may be decided by the Board, with benefits payable to the Company, covering the Key Employees and such of the Promoters as may be identified by the Company.

4.	BOARD OF DIRECTORS CONSTITUTION, APPOINTMENT, NOMINATION AND MANAGEMENT

	4.1	Constitution, Appointment and Nomination

		(a)	Subject to the provisions of this Agreement and the Companies Act, the Board shall be responsible for the management, supervision, direction and control of the Company. Subject to Applicable Laws, the Board shall initially consist of five (5) Directors but may be increased up to seven (7) Directors subject to a maximum of twelve (12) Directors and such Directors shall be appointed in accordance with this Agreement.

		(b)	Composition of the Board. The Parties agree that subject to Applicable Laws, the Promoters shall be entitled to nominate three (3) Directors, out of which one shall be Mr Jortin Antony and IGC shall be entitled to nominate two (2) Directors on the Board. All Directors shall be persons whose period of office shall be liable to determination by retirement of directors by rotation and shall be required to be appointed by the Company in a general meeting. On the restructuring of the Board, Mr Jortin Antony, shall be appointed as the Managing Director of the Company.

		(c)	Appointment and Removal of Directors. Subject to the Applicable Laws, Mr Jortin Antony shall serve a term of five (5) years. Subject to the mutual consent of the Board and Mr Jortin Antony, the five (5) year term of Mr Jortin Antony may be extended to a further term not exceeding 5 years at any one time.

		(d)	Alternate Directors. Any Director may, by prior written notice to the other Shareholders and the Company, nominate one alternate at any time to act on his behalf as a Director in circumstances and for such period as may be valid under the Companies Act, and the Shareholders shall procure that the Board shall approve any such nomination and appoint the relevant individual to act as alternate Director. The Shareholders shall procure that the Board will, unless the nominating Director instructs the Board otherwise, automatically reappoint any nominated alternate if, for any reason, the nominated alternate’s office is deemed to have been vacated. An alternate Director shall be entitled to receive notice of all meetings of the Board, to attend and vote at any such meeting at which the Director appointing him is not personally present and at the meeting to exercise and discharge all the functions, powers and duties of his appointee or as a Director. An alternate Director shall automatically vacate his office as an alternate Director if the Director who appointed him ceases to be a Director.

		(e)	Voting. Subject to quorum requirements under Clause 4.1(i) being met each Director shall have one vote on the Board and, except as otherwise specifically provided in Clause 4.5 below and/or as specifically required by the Companies Act, all decisions of the Board shall be taken by a simple majority of the Directors present and voting or deemed to be present at the meeting or in the case of resolution by circulation by majority of Directors to whom the resolution is circulated in accordance with Clause 4.1(k) below. Notwithstanding anything to the contrary contained herein, a resolution in respect of Fundamental Issue shall require the affirmative vote of a Director nominated by IGC, for it to be validly passed.

		(f)	Chairman. The Chairman of the Board shall be elected by the majority of the Board. In case the Chairman is unavailable, any IGC Director may be appointed by the Board as the Chairman for that particular meeting to act as the Chairman of the Board. The Chairman shall not have a casting vote.

		(g)	Meeting and Minutes of Board Meeting. The Board shall meet as may be necessary to discharge its duties but in any case no less frequently than holding at least one meeting every three calendar months. The minutes of the Board shall be circulated within ten (10) Business Days of the date of the meeting of the Board. At the beginning of each meeting of the Board, the Board minutes of the previous meeting shall be approved if agreed to by all Directors.

	(h)	Notice. At least fifteen (15) Business Days’ notice of each Board meeting shall be given to each Director unless, in any particular case, all of the Directors otherwise agree in writing. The notice of the meeting of the Board shall be accompanied by an agenda of the business to be transacted at that meeting together with all papers to be circulated or presented to the same. No business shall be discussed at a Board meeting unless such business was included in the agenda.

	(i)	Quorum. The quorum at meetings of the Board shall be comprised in accordance with the provisions of the Companies Act, and provided further that it also comprises of one Director nominated by IGC and/or its Affiliates.

	(j)	Determination of Quorum. If within two (2) hours from the time appointed for the holding of a meeting of the Board a quorum as set forth in Clause 4.1(i) is not present, the meeting of the Board shall stand adjourned to the next day in the same week (or if that day is a public holiday, to the next Business Day thereafter) at the same time and place as the original meeting, or to such other day and at such other time and place as the Board may determine. If at such adjourned meeting a quorum is not present within one (1) hour from the time fixed for holding the meeting, the meeting shall stand adjourned to the same day in the next week (or if that day is a public holiday, to the next Business Day thereafter), at the same time and place as the reconvened meeting, or to such other day and such other time and place as the Board may determine. If at such re-adjourned meeting a quorum is not present within one (1) hour from the time fixed for holding the meeting notwithstanding anything mentioned in Clause 4.1(i) or elsewhere in this Agreement, the Directors present shall constitute a quorum at such meeting.

	(k)	Resolution by Circulation. A resolution by circulation must be circulated to all Directors and approved by majority of the Directors subject to Clause 4.4 in accordance with Applicable Laws and shall be as valid and effectual as if it had been passed at a meeting of Directors duly convened and constituted. The resolution may be contained in one document or in several documents in like form each signed or approved by one or more Directors concerned, but a resolution signed or approved by an alternate Director need not also be signed or approved by the Director appointing such alternate Director and, if it is signed or approved by a Director who has appointed an alternate Director, it need not be signed or approved by the alternate Director in that capacity.

	(l)	Shareholders Meeting Quorum. The quorum at meetings of the Shareholders shall be as required by the Companies Act and shall comprise of at least one (1) representative of IGC and/or its Affiliates.

	(m)	Determination of Quorum for Shareholders Meeting. In the event the quorum is not present at any Shareholders meeting, the meeting shall be reconvened in accordance with the provisions of the Companies Act and provisions of the Companies Act shall apply to the adjourned meeting. Voting at a meeting of the Shareholders shall only be by poll.

	(n)	Shareholders Meeting: Notwithstanding anything to the contrary contained herein, if at a general meeting a resolution in respect of Fundamental Issue is proposed to be passed such resolution shall require the affirmative vote of the authorised representative of IGC for it to be validly passed.

4.2	Committees

	4.2.1	If the Board finds it necessary to constitute further other working committee or committees, the powers of such working committee or committees shall be determined by the Board. The members of any such working committee or committees shall not decide the powers of such committee unless delegated by the Board or otherwise required by law.

	4.2.2	Subject to Applicable Laws, each Party shall have the right to nominate one person each on all the working committees constituted by the Board, but the Chairman shall be appointed by IGC.

4.3	Right of IGC

	4.3.1	IGC shall have the sole and absolute right to appoint the CFO of the Company, including the right to decide on the terms of employment, duties, scope of work and the key responsibilities of the CFO including but not limited to financial planning, financial control, audit and treasury functions of the Company. The CFO shall report to the Managing Director. The CFO’s employment may not be terminated under any circumstances without prior written approval from IGC.

	4.3.2	The Company and the Promoters acknowledge that IGC as a company follows stringent compliance, reporting and audit requirements including but not limited to timely and accurate closure and reporting of financial statements compliant with US GAAP and the appointment and removal of the statutory auditors and internal auditors shall not be without the affirmative vote of IGC, including the right of the IGC Director to nominate an auditor at the Board meeting.

	4.3.3	Subject to the terms of this Agreement, the Company shall not without the prior approval of IGC

		4.3.3.1	Authorize, create, alter the rights attaching to or issue any Securities that are dilutive of IGC’s ownership of the Subscribed Shares or the CPS, on an as-converted, fully diluted basis or that have rights, preferences, or privileges senior to or on a parity with the Subscribed Shares or the CPS; or

		4.3.3.2	Authorize, create, alter or issue any Securities that are dilutive of IGC’s economic interest in the Company.

	4.3.4	IGC shall have the right to receive US GAAP financial statements of the Company reviewed by the statutory auditor of the Company within 10 days of the end of each financial quarter. IGC shall also have the right to receive the US GAAP financial statements audited by the statutory auditor of the Company within 45 days of the end of each financial year.

4.4	Veto Rights

Any action with respect to the following Fundamental Issues by the Company shall require affirmative vote of the representative of IGC in any general meeting of Shareholders of the Company, at any meeting of the Board of Directors or other working committee(s) (if such matters are delegated by the Board to such other working committee), as the case may be. The Fundamental Issues shall be in respect of the following matters:

	(i)	Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts) beyond 15% of the Budget in the Business Plan (including a revised Business Plan) that is approved by the Board of Directors.

	(ii)	Investments in any other companies / assets / entities.

	(iii)	Amendments or any proposal to amend the Memorandum or Articles of Association of the Company including change in the number of Board members of the Company.

	(iv)	Commencement of any new line of business or acquisition of shares of a company, which is unrelated to the Business of the Company, including spending/lending any funds or furnishing any guarantee or credit or any type of assistance to any party which carries on or proposes to carry on any business unrelated to the Business of the Company.

	(v)	Commencement or settlement of litigation in any particular Financial Year other than those arising as part of the Company’s normal course of business.

	(vi)	Changes to material tax policies or practices other than those required by Applicable Laws.

	(vii)	Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or any subsidiary and / or Affiliates of any Person, other than in the normal course of business.

	(viii)	Any change in the Financial Year for preparation of audited accounts of the Company.

(ix)	Winding up and / or liquidation of the Company.

(x)	Divestment of or sale or Encumbrances of assets, investments, lease, license or exchange or pledge in any other way, proposing to dispose off any assets or undertaking of the Company, other than in the normal course of business and on normal and reasonable commercial terms and conditions.

(xi)	Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business and on normal and reasonable commercial terms.

(xii)	Shifting of registered office, outside the city of Nagpur.

(xiii)	Commencement of new business/unit/division outside India, or applying for pre-qualification for bids and appointing representatives for liaison in a foreign country.

(xiv)	Any increase in the issued, subscribed or paid up equity or preference Share Capital of the Company or its subsidiary or any other company where it has a substantial investment, or re-organization of the Share Capital of the Company or its subsidiary or any other company where it has investment, including new issue of Shares or other Securities of the Company or its subsidiary or any other company where it has investment or any preferential issue of Shares or redemption of any Shares, issuance of convertible warrants, or grant of any options over its Shares by the Company or its subsidiary or any other company where it has investment.

(xv)	Any transfer of Equity Shares of the Company otherwise than contemplated by this Agreement.

(xvi)	Approval of any new scheme or plan for grant of employee stock options, or sweat equity shares to any person or entity, including any modification to any new scheme.

(xvii)	Granting of loan and/or procuring, selling to or any other dealings with any subsidiary or related Party or Affiliates or Promoters of the Company, which has or is likely to have an actual or potential effect on the financials of the Company.

(xviii)	Save as required by Applicable Laws any adoption or change of the dividend or distribution policy or accounting principle or policy (e.g., depreciation, asset devaluation, etc.) which has a material impact on the Shareholding of the Shareholders.

(xix)	Creation, allotment, issue, acquisition, reduction, repayment, conversion or redemption of any share or loan capital, including but not limited to the issue or otherwise, of options, warrants, or other Shares or of any instrument convertible into, exercisable or exchangeable for Shares; or entering into an agreement, arrangement or undertaking to do any of those things, or any action which alters the Share Capital of the Company, or the variation of rights of any Shares of the Company, except raising of Additional Funds by issuance of Additional Shares as contemplated under Clause 2.4.

(xx)	Borrowing by the Company other than as agreed in Clause 2.4 of the Agreement.

(xxi)	Entering into or amendments of any existing agreements, joint venture agreements, partnership or consortium agreements as well as new mergers, acquisitions, consolidations or amalgamations with other entity.

(xxii)	Change in the number of Directors, creation or modification of an executive committee or any other working committee.

(xxiii)	Any commitment or agreement to do any of the foregoing.

(xxiv)	Delegation of powers to the working committees constituted by the Board.

(xxv)	Approval of or modification to the Business Plan.

	(xxvi)	Determination of the remuneration and the other employment terms of the Key Employees, Directors, and/or officers including revisions/amendments.

	(xxvii)	Any significant change to the HR policy of the Company.

	(xxviii)	Appointment of the Managing Director, Chairman or members of the working committees, in the event the existing Chairman is absent for any reason.

	(xxix)	Capital expenditure, including constructions and leases, and indebtedness in excess of the levels agreed upon in the annual Business Plan / Budgets of the Company;

	(xxx)	Any substantial deviation in operations and strategies compared to Business Plan of the Company;

	(xxxi)	Affiliated or related party transactions, agreements or arrangements between the Company and the Promoters, directors, officers, Key Employees or their Affiliates;

	(xxxii)	Formation of or entry by the Company or its subsidiaries into joint venture, consortium, partnership or similar arrangement with any other person or business;

	(xxxiii)	Adoption of a dividend policy, declaration of any dividend outside the dividend policy or amending any dividend policy of the Company;

	(xxxiv)	Make any application of any insurance proceeds or compensation for compulsory acquisition or expropriation in each of the aforementioned cases;

	(xxxv)	The making by the Company or its subsidiaries of any arrangement with its creditors and the moving for insolvency, receivership or bankruptcy;

	(xxxvi)	Timing, size, split between new and existing Shares, and final pricing of any Initial Public Offering (including appointment of advisers and their terms of appointment), or follow on offering, rights issue or any offer for sale;

	(xxxvii)	Applying for the appointment of a receiver or an administrator or similar officer over the Company’s assets;

	(xxxviii)	Any change in the name of the Company;

	(xxxix)	To sub-let or assign or dispose of or create any Encumbrance on any other material asset of the Company;

	(xl)	To take any decisions relating to the employment of any person or take any decision relating to any seconded person;

	(xli)	To approve, enter into, revoke or vary any material insurance policies;

	(xlii)	Appointment of the statutory and internal auditors to the Company;

	(xliii)	The administration, setting of exercise of any ESOP.

4.5	Earn out

Mr. Jortin Antony or his designate shall be entitled to be allotted new Shares in the manner provided in Schedule 5 hereto, every year, for a period of five years, at the end of the periods ended March 31, 2008, March 31, 2009, March 31, 2010, March 31, 2011 and March 31, 2012 respectively, subject to the Company meeting certain thresholds and targets, more particularly set out in Schedule 5. However, IGC reserves the option to allot these Shares from IGC’s existing shareholding in the Company.

4.6	Employee Stock Option Plan

The Parties agree that an employee stock option plan (ESOP) will be instituted with 350,000 Shares on terms to be mutually agreed between the Parties. The ESOP will carry three year vesting and shall vest at an IPO. The Board of the Company will administer the ESOP and set the exercise price.

5.	DIVIDEND POLICY

Subject to the availability of profits, the adequacy of projected cash flows and any capital expenditure requirements, the Company shall maximise the distribution of profits to its Shareholders. Dividends (if any) may be declared and paid on a final (or annual) basis and paid on an interim (or semi-annual) basis.

In deciding whether and in respect of any accounting year the Company has profits available for distribution the Parties hereto shall procure that the Auditors shall certify whether such profits are available or not and the amount thereof (if any). In giving such certificate the Auditors shall act as experts and not arbitrators and their determination shall be binding on the Parties hereto.

6.	RESTRICTIONS ON TRANSFER OF SHARES

	(a)	Transfer

No Shareholder shall Transfer or attempt to Transfer any Shares or any right, title or interest therein except as expressly permitted by the provisions of Clauses 6 (Transfer), 7 (Sale to Third Party Pre-emption Rights), 8 (Drag Along Rights), 9 (Tag Along Rights) ,10 (Term and Termination) and 18 (Lock-in). Any Transfer of Shares pursuant to Clauses 6, 7, 8, 9, 10 and 18 shall comply with the conditions of this Clause 6.

A Transfer of Shares shall be valid only if the transferee executes Transferee Deed of Adherence together with a no objection certificate substantially similar to the form contained in Schedule 3 or if the transferee is an Affiliate of the Transferor then an Affiliate Deed of Adherence substantially similar to the form contained in Schedule 4.

	(b)	Transfer to a Competitor: Notwithstanding anything to the contrary contained in this Agreement, for so long as IGC (or any of its Affiliates) is a Shareholder, no Shareholder (other than IGC and/or its Affiliate) shall Transfer or attempt to Transfer any Shares to an IGC Competitor.

Any Transfer or attempt to Transfer Shares in violation of Clause 6(a) and 6(b) shall be null and void ab initio, and the Company shall not register any such Transfer.

	(c)	Transfer to an Affiliate: Notwithstanding the restriction on Transfer of Shares set forth in Clauses 6, 7, 8, 9, 10 and 18, anytime during the term of this Agreement, any Shareholder may Transfer Shares held by it to its respective Affiliates, (“Permitted Transferee”) provided such Permitted Transferee executes the deed of adherence in the format prescribed in Schedule 4 hereto (the “Affiliate Deed of Adherence”).

	(d)	Notice of Sale to a Permitted Transferee: At least five (5) Business Days prior to the permitted Transfer under Clause 6(c), any Shareholder intending to Transfer any of its Shares to a Permitted Transferee shall send a notice to the other Shareholders stating the date on which the intended Transfer is to occur, the name of the Permitted Transferee, the number and class of Shares involved and attaching (i) a completed and duly executed (by the Permitted Transferee and the transferor Shareholder) Affiliate Deed of Adherence and (ii) copies of all approvals and consents required to be obtained under Law. Each Shareholder shall, within three (3) days of the receipt of such notice, execute the Affiliate Deed of Adherence and file the same with the Company. Provided however that nothing contained herein shall require a Shareholder to execute an Affiliate Deed of Adherence in relation to a Transfer of Shares in contravention of this Agreement.

	(e)	The Company shall register a Transfer of Shares to a Permitted Transferee only upon the receipt (a) of a valid Affiliate Deed of Adherence duly executed by all parties thereto and (b) a copy of all consents required under Law sanctioning such transfer and documentary proof that conditions stipulated by Government Authority, if any, for such Transfer have been fulfilled.

	(f)	Within five (5) Business Days of registering any Transfer by a Shareholder of Shares to a Permitted Transferee in its register of members, the Company shall send a notice to the other Shareholders stating that such Transfer has taken place and setting forth the name of the transferor, the name of the Permitted Transferee and the number of Shares transferred.

	(g)	Any Transfer or attempt to Transfer the Shares in contravention of the provisions of this Agreement, including without a proper and duly executed Affiliate Deed of Adherence shall constitute a material breach of this Agreement.

7.	PRE EMPTION RIGHTS

Except in the case of Transfer of Shares to a Permitted Transferee, if any Shareholder, (the “Seller”) wishes to sell all or part of its Shares (“Transfer Shares”) to any person other than to a Permitted Transferee (“ Proposed Transferee ”), it shall first make an offer to the Shareholder(s) (other than the Seller) (“Offeree”) (equal to their respective Pro-Rata Share of the Transfer Shares) stipulating the terms and conditions of the offer (“Transfer Notice”), which Transfer Notice shall include the Transfer Terms (as defined below).

	(a)	The Transfer Notice shall inter alia provide: (i) the sale price (on a ‘per Share’ basis) (“Offer Price”) (ii) the number of Shares proposed to be sold by the Seller (the “Transfer Shares”) (iii) the terms of the Transfer (collectively with the Offer Price the “Transfer Terms”). A Transfer Notice shall be irrevocable. The Parties agree that the Offer Price shall only be a cash price.

	(b)	If a Seller issues a Transfer Notice, the Offeree shall have the right (but not the obligation), exercisable within thirty (30) days from receipt of the Transfer Notice (“Offer Period”), to:

(i) accept the Transfer Terms, by issuing a letter of acceptance (“Acceptance Notice”) to the Seller, in which case, Clause 7(c) shall apply; and

(ii) issue a Tag Along Notice in accordance with Clause 8 below and accordingly Clause 8 shall apply.

	(c)	If the Acceptance Notice is issued the Offeree shall be obliged to purchase all the Transfer Shares and the sale and purchase of the Transfer Shares in favour of the Offeree shall be completed within thirty (30) days from the date of issue of the Acceptance Notice by the Offeree. At such completion, the Seller shall deliver to the Offeree certificates and other documents representing its title to the Transfer Shares, accompanied by duly executed and valid instruments of transfer. Such Transfer Shares shall be free and clear of any Encumbrance (other than Encumbrances specifically permitted hereunder), and the Seller shall so represent and warrant and shall further represent and warrant that it is the legal and beneficial owner of such Transfer Shares. The Offeree shall at such completion deliver payment in full of the Offer Price in accordance with the terms set forth in the Transfer Notice. In the event that the Offeree nominates an Affiliate or a nominee for the purpose of purchasing the Transfer Shares or part thereof, it shall cause such Affiliate or nominee to execute a Deed of Adherence in the format contained in Schedule 3 (“Transferee Deed of Adherence”). At such completion, all of the Parties to the transaction shall execute such additional documents as may be necessary or appropriate to effect the sale of the Transfer Shares to the Offeree. Any stamp duty payable on the transfer of any Transfer Shares shall be borne and paid by the Offeree.

	(d)	The failure of an Offeree to give the Acceptance Notice or the Tag Along Notice within the Offer Period shall be deemed to be a waiver of such Offeree’s right of first refusal or its tag along right.

	(e)	If no Acceptance Notice or Tag Along Notice, as the case may be, is issued by an Offeree within the Offer Period, then subject to Clause 6(b) the Seller shall be entitled to Transfer the Transfer Shares to a Proposed Transferee on terms no more favourable than the Transfer Terms within thirty (30) days of the expiry of the Offer Period. Provided that the Proposed Transferee duly executes a Transferee Deed of Adherence. In the event the Seller is IGC (and/or its Affiliates or nominees holding Shares in the Company) then so long as IGC, together with its Affiliates and nominees holding Shares in the Company (“IGC Group”), is the majority shareholder in the Company and so long as it wishes to Transfer all (but not less than all) of the outstanding Shares held by IGC Group, IGC shall have a further right (but not an obligation) to require the Promoters and its Affiliates and nominees holding Shares in the Company (“PromotersGroup Shareholders”) to sell to such Proposed Transferee all the then outstanding Shares held by Promoters Group Shareholders (“Promoters Outstanding Shares”) in accordance with Clause 8 below.

	(f)	If the Seller fails to Transfer the Transfer Shares to theProposed Transferee within the said period of thirty (30) days calculated as above, it will not be entitled to Transfer the Transfer Shares thereafter to any person, without re-offering the Transfer Shares to the Offeree in accordance with provisions of this Clause 7.

	(g)	Any Transfer of the Transfer Shares pursuant to this Clause 7 shall be valid only upon the execution of a Transferee Deed of Adherence and shall be registered by the Company upon a validly and duly executed (by all parties thereto) Transferee Deed of Adherence being lodged with it. The other Shareholders undertake to execute such Transferee Deed of Adherence, as may be required in order to give effect to such Transfer of the Transfer Shares to the Offeree, its Affiliate, or a proposed transferee. Provided however that nothing contained herein shall require a Shareholder to execute a Transferee Deed of Adherence where the Transfer is in contravention of the provisions of this Agreement.

8.	DRAG ALONG RIGHTS

	(a)	Subject to Clause 7(e) above and notwithstanding anything to the contrary stated in Clause 9 below if at any time IGC Group wishes to Transfer all (but not less than all) of the Shares held collectively by IGC Group to a Proposed Transferee as provided under Clause 7 above, IGC shall have a right and an obligation to serve a written notice on the Promoters (“Drag Along Notice”) requiring the Promoters Group Shareholders to Transfer all (but not less than all) the Shares held by the Promoters Group Shareholders to the Proposed Transferee identified by IGC under Clause 7 above on the Transfer Terms.

	(b)	If a Drag Along Notice is issued by IGC, the Transfer and purchase of the IGC Transfer Shares and Promoter Outstanding Shares shall, subject to Clause 8(b), be completed within thirty (30) days from the date of issue of the Drag Along Notice by IGC, the time taken to obtain any regulatory approval being excluded for the calculation. At such closing, IGC and Promoter Group Shareholders shall deliver certificates and other documents representing their title to the IGC Transfer Shares and the Promoter Outstanding Shares, respectively, accompanied by duly executed and valid instruments of transfer, to the Proposed Transferee. IGC shall procure that the third party shall deliver at such closing, payment in full of the Offer Price in accordance with the terms set forth in the Transfer Notice and execute the Transferee Deed of Adherence. At such closing, all of the Parties to the transaction shall execute such additional documents as may be necessary or appropriate to effect the sale of the IGC Transfer Shares and Promoter Outstanding Shares to the Proposed Transferee. Any stamp duty or transfer charges payable on the transfer of any IGC Transfer Shares and the Promoter Outstanding Shares shall be borne in accordance with the Transfer Terms.

	(c)	Any Transfer of the IGC Transfer Shares pursuant to this Clause 8 shall be valid only upon the execution of a Transferee Deed of Adherence and shall be registered by the Company upon a validly and duly executed (by all parties thereto) Transferee Deed of Adherence being lodged with it.

9.	TAG ALONG RIGHTS

	(a)	Subject to Clause 7(b)(ii) above, if at any time any Shareholder (“Proposed Transferor”) intends to Transfer its Transfer Shares to the Proposed Transferee, each of the other Shareholders shall have a right but not an obligation to serve a written notice on the Proposed Transferor (“Tag Along Notice”) stating that the Proposed Transferor procures an offer from the Proposed Transferee to purchase such number of Shares from each of the other Shareholders as is calculated in accordance with paragraph (c) below (“Tag Along Shares”) on the Transfer Terms. Each of the Shareholders who exercise such a right and the Proposed Transferor shall be collectively referred to as the Transferors. Accordingly, the number of shares purchased by the Proposed Transferee from each of the Transferors shall be amount calculated under paragraph (c).

	(b)	A Transfer of the Transfer Shares by IGC to the Proposed Transferee under this Clause 9 shall not be registered unless the Tag Along Shares are purchased by the Proposed Transferee simultaneously with the Transfer Shares and the Proposed Transferee has executed a Transferee Deed of Adherence. The sale and purchase of the Transfer Shares and the Tag Along Shares shall be completed within thirty (30) days from the date of issue of the Tag Along Notice and the time taken to obtain any regulatory approval being excluded for the calculation. At such closing, IGC and such Shareholders shall deliver certificates and other documents representing their title to the Transfer Shares and the Tag Along Shares, respectively, accompanied by duly executed and valid instruments of transfer, to the Proposed Transferee. IGC shall procure that the Proposed Transferee shall deliver, at such closing, payment in full of the Offer Price in accordance with the terms set forth in the Transfer and shall execute a Transferee Deed of Adherence. At such closing, all of the parties to the transaction shall execute such additional documents as may be necessary or appropriate to effect the sale of the Transfer Shares and the Tag Along Shares to the Proposed Transferee. IGC shall procure that any stamp duty or transfer charges payable on the transfer of any Transfer Shares and the Tag Along Shares shall be borne by the Proposed Transferee.

	(c)	The number of Tag Along Shares shall be calculated in the following manner:

For Transferors 1 to N

Tag Along Shares = (An / B) x C

Where:

“An” is the number of Shares held by Transferor N

“B” is the aggregate number of Shares held by the Transferors

“C” is the total number of Transfer Shares.

	(d)	Any Transfer of the Transfer Shares pursuant to this Clause 9 shall be valid only upon the execution of a Transferee Deed of Adherence and shall be registered by the Company upon a validly and duly executed (by all parties thereto) a Transferee Deed of Adherence being lodged with it.

10.	TERM AND TERMINATION BY DEFAULT

	(a)	This Agreement shall come into effect on the Completion Date. Notwithstanding anything to the contrary contained herein, all rights available to the Promoters and/or their Affiliates under this Agreement shall terminate upon (i) the Shareholding of the Promoters and/or their Affiliates falling below 23% or such other percent as the case may be, in the event Mr. Jortin Antony receives his entitlement referred to in Clause 4.5 or (ii) the Shares of the Company getting listed on any recognised stock exchange, whichever is earlier.

	(b)	In the event that any Shareholder (a “Defaulting Shareholder”) suffers the following event (a “Default”), the other Shareholder (“Non-Defaulting Shareholder”) shall be entitled to exercise the options specified under Clause10(c) below, the Defaulting Shareholder is in material breach of this Agreement and such default has not been cured within 30 days of the issuance of a written notice of such default by a Non-Defaulting Shareholder. For the purposes of this Agreement the term ‘material breach’ shall include a breach of the obligations under clauses 2.4 (future funding), 4.1(n) (shareholders meeting), 6 (restrictions on transfer of shares) and 13 (representations and warranties).

	(c)	Upon the occurrence of a Default, any Non-Defaulting Shareholder may for so long as such default subsists issue a default notice to the Defaulting Shareholders (the “Default Notice”) together with a copy to every other Shareholder and the Company specifying the nature of the Default. Upon the issuance of the Default Notice, the Non-Defaulting Shareholders shall have following options:

(i) to purchase all (but not less than all) the Shares held by the Defaulting Shareholder and its Affiliates (as the case maybe) (the “Default Shares”) at the Default Price to be determined in accordance with Clause 10 (k); or

(ii) subject to Clause 6 Transfer its entire Shareholding to the Proposed Transferee (not being an IGC Competitor) on the Transfer Terms with a right (but not an obligation) to require the Defaulting Shareholder to Transfer the Default Shares held by Defaulting Shareholders and its Affiliates (as the case maybe) at the Default Price to be determined in accordance with Clause 10 (k) to such Proposed Transferee.

(d)	Any Non-Defaulting Shareholder desirous of purchasing the Default Shares or requiring the Transfer of the Default Shares shall, no later than three months (“Default Option Period”) from the issuance of the Default Notice, issue a notice to the other Non-Defaulting Shareholders, the Defaulting Shareholders and the Company of its intention to purchase all (but not part of the Default Shares) at Default Price (the “Default Purchase Notice”) or its intention of Transferring its entire Shareholding with/without requiring the Defaulting Shareholder to Transfer its Default Shares to the Proposed Transferee (the “Non Default Purchase Notice”). Provided however that where more than one Non-Defaulting Shareholder chooses to exercise: (i) their option under Clause 10(c)(i) the Default Shares shall be sold to such Non- Defaulting Shareholders pro rata to their Shareholding; or (ii) their option under Clause 10(c)(ii) the Non Defaulting Shareholders shall have an option but not an obligation to require the Defaulting Shareholder to Transfer their Default Shares on a proportionate basis, to be calculated in accordance with the formula specified under Clause 10(k). The Defaulting Shareholder shall be obligated to sell the Default Shares to the Non-Defaulting Shareholders who exercise their option (the “Opting Non-Default Shareholders”) either to purchase the Default Shares by issuing the Default Purchase Notice or to the Proposed Transferee identified in the Default Purchase Notice by an Opting Non-Default Shareholder.

(e)	The Transfer of the Default Shares to the Opting Non-Default Shareholders/Proposed Transferee shall occur on a date to be specified by the Opting Non-Defaulting Shareholder (the “Default Option Settlement Date”) in a written notice, which date shall be no less than seven days after the date of such notice provided that such notice shall be issued no later than three months after the last day of the Default Option Period. On the Default Option Settlement Date, the Defaulting Shareholder shall either sell the Default Shares to the Opting Non-Default Shareholders or to the Proposed Transferee depending upon the option exercised by the Opting Non-Defaulting Shareholder in accordance with Clause 10.

(f)	On the Default Option Settlement Date, the Defaulting Shareholder shall deliver, or cause to be delivered, to Opting Non-Default Shareholders/Proposed Transferee the following:

(i) share certificates evidencing title of the Defaulting Shareholder to the Default Shares in original; and

(ii) duly executed and valid share transfer forms and such other instruments necessary to transfer the Default Shares to the Opting Non-Default Shareholders.

(g)	The Defaulting Shareholder shall warrant that the Defaulting Shareholder and/or its Affiliate, as the case maybe, is the owner of the Default Shares and that such Default Shares are free from Encumbrances.

(h)	On the Default Option Settlement Date the Non-Defaulting Shareholders/third party shall deliver or cause to be delivered to the Defaulting Shareholder their Pro Rata Share of the Default Price by way of a bank cheque payable to the Defaulting Shareholder. The Opting Non-Defaulting Shareholders further covenant that in the event that they opt to purchase the Defaulting Shares through an Affiliate, they shall cause such Affiliate to execute an Affiliate Deed of Adherence or if through a third party, they shall cause such third party to execute a Transferee Deed of Adherence as the case may be and the Company shall not register such a Transfer unless a validly executed Affiliate Deed of Adherence or the Transferee Deed of Adherence is lodged with it.

(i)	Upon the transfer of the Default Shares to the Opting Non-Defaulting Shareholders or the third party, the Defaulting Shareholder shall cease to have any rights hereunder.

(j)	In the event that a transferee nominated by an Opting Non-Default Shareholder fails to perform its obligations to complete the sale of the Default Shares the person nominating such transferee shall be liable to complete such Transfer.

(k)	Default Price for the purposes of this Clause 10 means a price being an amount equivalent to 90% of the FMV Price. For the purposes of this Agreement, “FMV Price” shall mean the fair market value of Shares as determined by any of the big 4 accounting firms (“Valuer(s)”) as set forth in this Clause 10 Should none of these Valuers be available to perform the valuation exercise, a reputable international bank or Indian bank shall be appointed.

(l)	The FMV Price shall be determined on the basis of:

(i) a whole company valuation at a price reflecting the net asset value of the ownership structure, using the fair market value of the Company Assets and further accounting for all other assets and liabilities of the ownership structure in an audited closing balance sheet,

(ii) an assumption that the existing arrangements would continue on a “going concern” basis; and

(iii) specifically excluding any control premium or devaluation for a minority interest.

	(m)	The Shareholders shall engage an independent Valuer of international repute to determine the fair market value of the Company Assets. Company Assets’ in this Clause means all the assets of the Company. The terms of the appointment of the Valuer shall be decided by IGC.

	(n)	The provisions of Clauses 13 (Representations and warranties), 14 (Indemnity), 16 (Resolution of Disputes), 17 (Notices), and 19 (Confidentiality) shall survive the termination hereof pursuant to Clause 10.1.

11.	NON-COMPETE

	11.1	The Promoters and/or any of them or their Affiliates for so long as IGC and the Promoters and/or any of them or their Affiliates are Shareholders in the Company, shall not carry on or engage directly or indirectly, whether through partnership or as a shareholder, joint venture partner, collaborator, consultant or agent or in any other manner whatsoever, whether for profit or otherwise, in any business which competes directly or indirectly with the whole or any part of the Business or any other activity/business directly or indirectly carried on by the Company or which can reasonably be construed as being same or similar to the Business of the Company. Mr. V.C. Antony is required to resign as director either from the Company or from Bhagheeratha Engineering Limited, Kochi.

	11.2	The Promoters and/or any of them or their Affiliates hereby agree and acknowledge that as long as IGC and/or any of its Affiliates and Promoters and/or any of them or their Affiliates are Shareholders in the Company, they shall carry on any activity/business in the nature of Business, in present or in future, solely and exclusively through the Company.

	11.3	The Promoters agree and acknowledge that the covenants and obligations under Clauses 11.1 and 11.2 above relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause the other Parties irreparable injury. Therefore, IGC and/or any of its Affiliates shall be entitled to an interim injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the Promoters and/or any of them or their Affiliates from committing any violation of the covenants and obligations contained in this Agreement.

	11.4	The Parties acknowledge and agree that the above restrictions are considered reasonable for the legitimate protection of the business and goodwill of the Company, but in the event such restriction shall be found to be void, but would be valid, if some part thereof was deleted or the scope, period or area of application were reduced, the above restriction shall apply with the deletion of such words or such reduction of scope, period or area of application as may be required to make the restrictions contained in this Clause valid and effective. Notwithstanding the limitation of this provision by any law for the time being in force, the Parties undertake, at all times to observe and be bound by the spirit of this Clause. Provided however, that on the revocation, removal or diminution of the law or provisions, as the case may be, by virtue of which the restrictions contained in this Clause were limited as provided hereinabove, the original restrictions would stand renewed and be effective to their original extent, as if they had not been limited by the law or provisions revoked.

	11.5	The covenants of the Promoters and/or their Affiliates under this Clause 11 shall survive for a period of 5 years from the date they cease to be Shareholders of the Company or unless as specifically waived by IGC or its nominees/assignees.

12.	PLEDGE OR ENCUMBRANCE OF SHARES OF PROMOTERS

The Promoters shall not pledge, mortgage, hypothecate, charge or otherwise Encumber any of the Shares of the Company either directly or indirectly nor otherwise use such Shares as collateral for any purpose which could result in an involuntary Transfer of such Shares or any right, title or interest therein in favour of any person, including but not limited to, any lenders of the Company except with the prior written consent of IGC. The Promoters shall also be entitled to pledge their shares in favour of lenders i.e. banks and financial institutions only with the prior written consent of IGC.

13.	REPRESENTATIONS AND WARRANTIES

Each Party represents, severally and not jointly, to the other Parties hereto that:

	(a)	such Party has the full power and authority to enter into, execute and deliver this Agreement and to perform the transactions contemplated hereby and, if such Party is not a natural person, such Party is duly incorporated or organised with limited liability and existing under the Laws of the jurisdiction of its incorporation or organisation;

	(b)	the execution and delivery by such Party of this Agreement and the performance by such Party of the transactions contemplated hereby have been duly authorised by all necessary corporate or other action of such Party;

	(c)	assuming the due authorisation, execution and delivery hereof by the other Parties, this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting creditors’ rights generally;

	(d)	the execution, delivery and performance of this Agreement by such Party and the consummation of the transactions contemplated hereby will not (i) violate any provision of the organisational or governance documents of such Party; (ii) require such Party to obtain any consent, approval or action of, or make any filing with or give any notice to, any Government Authority in such Party’s country of organisation or any other person pursuant to any instrument, contract or other agreement to which such Party is a party or by which such Party is bound, other than such filing required as a result of the transactions contemplated herein; (iii) conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (with notice or lapse of time or both constitute) a default under, any instrument, contract or other agreement to which such Party is a party or by which such Party is bound; (iv) violate any order, judgment or decree against, or binding upon, such Party or upon its respective shares, properties or businesses; or (v) violate any Law of such Party’s country of organisation or any other country in which it maintains its principal office;

	(e)	there exists no Encumbrance on any of the Shares of the Company;

	(f)	The Parties reiterate and confirm the representations, warranties and undertakings and each statement made in Schedule 3 of the SSPA, as applicable to the Parties, and confirm that the same are is now and will be true and accurate at the Completion Date.

13A Company Warranties

(a) The Company shall ensure that under the terms of this Agreement, it shall perform its obligations so as to ensure that upon Completion, the Subscribed Shares and the CPS are transferred and registered to nominees of IGC being [names of the nominees] at the face value of Shares Rs. 10 per Share.

(b) The Company warrants that as on the date hereof the Company has not done or committed to do any act, matter or thing or has not assumed any liability, other than in the ordinary course of business.

14.	INDEMNITY

	14.1	Without prejudice to any other right available to IGC in law or under equity, the Company and the Promoters shall jointly and severally indemnify, defend and hold harmless IGC, their Affiliates, directors, advisors, officers, employees and agents, or, if so desired by IGC, the Promoters shall indemnify the Company, from and against any and all liabilities, damages, demands, Claims (including third party Claims), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) directly based upon, arising out of, or in relation to or otherwise in respect of:

		i.	any inaccuracy in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or in the SSPA or any document or other papers delivered by any of them to IGC in connection with or pursuant to this Agreement;

		ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters; save and except as may be disclosed in the audited financial statements of the Company which have been disclosed to IGC prior to the Completion Date;

		iii.	any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the Business or operations of the Promoters or the Business of the Company prior to the date of execution of this Agreement and as on the Completion Date; save and except as may be disclosed in the audited financial statements of the Company which have been disclosed to IGC prior to the Completion Date;

		iv.	any liability due to any non-compliance of any applicable law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date; save and except as may be disclosed in the audited financial statements of the Company which have been disclosed to IGC prior to the Completion Date.

	14.2	Any compensation or indemnity as referred to in Clause 14.1 above shall be such as to place IGC in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which IGC is to be indemnified, had been correct.

15.	CO-OPERATION

The Parties shall use their reasonable efforts to ensure that the Sales contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by IGC in order to consummate the Sales contemplated by this Agreement.

16.	RESOLUTION OF DISPUTES

	16.1	Amicable Settlement

If any dispute arises between IGC and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

	16.2	Conciliation

If the Parties are unable to amicably settle the Dispute in accordance with Clause 16.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to Mr. Ram Mukunda and Mr. Jortin Antony for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

	16.3	Arbitration

		(a)	If the Parties are unable to amicably settle the Dispute in accordance with Clause 16.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the Arbitration and Conciliation Act, 1996. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

		(b)	The place of the arbitration shall be Mumbai, India.

		(c)	The proceedings of arbitration shall be in the English language.

		(d)	The arbitration proceedings shall be governed by the laws of India and the Mumbai courts (including any appellant court) in India shall have exclusive jurisdiction.

		(e)	Notwithstanding the foregoing, the Parties agree that any of them may seek interim measures including injunctive relief in relation to the provisions of this agreement or the Parties’ performance of it from any court of competent jurisdiction. Each Party shall co-operate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Agreement.

		(f)	The costs and expenses of the arbitration, including, without limitation, the fees of the arbitration and the Arbitrator, shall be borne equally by each Party to the dispute or claim and each Party shall pay its own fees, disbursements and other charges of its counsel, except as may be otherwise determined by the Arbitrator. The Arbitrator would have the power to award interest on any sum awarded pursuant to the arbitration proceedings and such sum would carry interest, if awarded, until the actual payment of such amounts.

		(g)	Any award made by the Arbitrator shall be final and binding on each of the Parties that were parties to the dispute. The Parties expressly agree to waive the applicability of any Applicable Laws and regulations that would otherwise give the right to appeal the decisions of the Arbitrator so that there shall be no appeal to any court of Law for the award of the Arbitrator, except a Party shall not challenge or resist any enforcement action taken by any other Party in any court of Law in whose favour an award of the Arbitrator was given .

17.	NOTICES

	17.1	Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

IGC:	Ram Mukunda
Address:	At the address mentioned above
Tel:	+1 301 529 4996
Facsimile:	+1 240 465 0273

The Company:	Techni Bharathi Ltd.

Address:	As mentioned above
Tel:
Facsimile:

The Promoter:	Jortin Antony
Address:	As mentioned in Schedule 1 hereto
Tel:
Facsimile:

	17.2	All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

	17.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

18.	LOCK-IN

The Promoters hereby unconditionally and irrevocably undertake not to Transfer their Shareholding from the date of this Agreement till the expiry of 36 months from such date, without the prior written permission of IGC. The provisions pertaining to Clause 6, 7, 8 and 9 shall be applicable post the completion of such period.

19.	CONFIDENTIALITY

	19.1	General Obligation

Each Party undertakes that it shall not reveal, and shall ensure that its directors, officers, managers, partners, members, employees, legal, financial and professional advisors and bankers (collectively, “Representatives”) do not reveal, to any third party any Confidential Information without the prior written consent of the Company or the concerned Party, as the case may be regardless of whether this Agreement is terminated or not.

	19.2	Exceptions

The provisions of Clause 19.1 shall not apply to:

(a) disclosure of Confidential Information that is or becomes generally available to the public other than as a result of disclosure by or at the direction of a Party or any of its Representatives in violation of this Agreement;

(b) disclosure by a Party to its Representatives and Affiliates (and their officers and directors) or to transferee of Shares in accordance with this Agreement provided such Representatives, Affiliates and transferees are bound by similar confidentiality obligations;

(c) disclosure by the Company of Confidential Information concerning the Company that is reasonably necessary in the ordinary course of business or otherwise in connection with transactions or proposed transactions of the Company; and

(d) obligations disclosure, after giving prior notice to the other Parties to the extent practicable under the circumstances and subject to any practicable arrangements to protect confidentiality, to the extent required under the rules of any stock exchange or by Applicable Laws or governmental regulations or generally accepted accounting principles applicable to any Party or judicial or regulatory process or in connection with any judicial process regarding any legal action, suit or proceeding arising out of or relating to this Agreement.

20.	AUTHORISED PERSON

For the purposes of this Agreement, the Promoters shall be represented by Mr Jortin Antony. Accordingly, all the Promoters hereby authorise Mr Jortin Antony to represent the Promoters and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the Promoters for the proper and effective fulfilment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr Jortin Antony shall be deemed to be acts or deeds done or documents executed by all the Promoters, and shall be binding on all the Promoters.

21.	COVENANTS OF THE COMPANY, IGC AND PROMOTERS

The parties hereby agree and undertake to abide by the conditions at all times, as outlined in Schedule 6 of this agreement.

22.	MISCELLANEOUS PROVISIONS

	22.1	Reservation of Rights

No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

	22.2	Cumulative Rights

All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

	22.3	Partial Invalidity

If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

	22.4	Amendments

No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties.

	22.5	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, IGC shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or ultimate parent company or their Affiliates, without the consent of the other Parties. However IGC must inform the company of such assignment.

22.6	Entire Agreement

As on the date of this Agreement, this Agreement contains the whole agreement between the Parties relating to the transactions contemplated by this Agreement and supersedes all previous agreements between the Parties or their Affiliates relating to these transactions.

22.7	Relationship

None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

22.8	Governing law

This Agreement shall be governed and construed in accordance with the laws of India.

22.9	Costs

Each Party shall bear its own expenses incurred in preparing this Agreement and the stamp duty, legal and costs for US GAAP audit shall be borne equally between the Parties.

22.10	Force Majeure

No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

22.11	Severance

Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

22.12	Good Faith Negotiations and Further Assurances

	22.12.1	The Parties agree that if the understanding contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into such understanding that (a) would result in a substantially similar outcome and (b) do not materially prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties; and

	22.12.2	Each Party agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the other Parties may reasonably require, whether on or after the date of this Agreement, to implement and/or give effect to this Agreement and the understanding contemplated by it and for the purpose of vesting in IGC the full benefit of the assets, rights and benefits to be transferred to IGC under this Agreement.

22.13 Public announcements

Neither the Promoters nor the Company shall make any disclosure or announcements about the subject matter of this Agreement to any Person without the prior written consent of IGC. IGC shall be entitled to make any disclosures or announcements about the subject matter of this Agreement.

22.14 Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

22.15 Authorisation

The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

22.16 Survival

In the event of termination of this Agreement pursuant to Clause 10, notwithstanding anything mentioned herein, Clauses which by their nature survive termination shall survive the termination of this Agreement.

22.17 Consent to Specific Performance

The Parties declare that it is impossible to measure in money the damages that would be suffered by a Party by reason of the failure by any other Party to perform any of the obligations hereunder. Therefore, if any Party shall institute any action or proceeding to seek specific performance or enforcement of the provisions hereof any Party against whom such action or proceeding is brought hereby waives any claim or defence therein that the other Party has an adequate remedy at Law.

22.18 Covenants Reasonable

The Parties agree that, having regard to all the circumstances, the covenants contained herein are reasonable and necessary for the protection of the Parties and their Affiliates. If any such covenant is held to be void as going beyond what is reasonable in all the circumstances, but would be valid if amended as to scope or duration or both, the covenant will apply with such minimum modifications regarding its scope and duration as may be necessary to make it valid and effective

22.19 No Implied Representation

Each of the Parties acknowledges that, in agreeing to enter into this Agreement, it has not relied on any representation, warranty, collateral contract or other assurance except those set out in this Agreement and the documents referred to in made by or on behalf of the other Party before the signature of this Agreement.

22.20 Without prejudice

The Parties agree that the rights and remedies of the Parties hereunder are in addition to their rights at Law or equity.

Execution Page Follows:

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “INDIA GLOBILIZATION CAPTIAL INC., USA”	)
BY THE HAND OF MR. RAM MUKUNDA	)
(Authorised Signatory))
ON THE 16TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “TECHNI BHARATHI LIMITED”	)
BY THE HAND OF MR. JORTIN ANTONY	)
(AUTHORISED SIGNATORY) PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE 16TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “PROMOTERS”	)
MR. JORTIN ANTONY	)
ON THE 16TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

Annex H

SHARE PURCHASE AGREEMENT AMONG INDIA GLOBALIZATION CAPITAL,
INC. AND ODEON LIMITED SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made as on this [•] day of [•] 2007 BETWEEN:

INDIA GLOBALIZATION CAPITAL, INC. a company organised under the laws of the State of Maryland and having its office address at 4336 Montgomery Avenue Bethesda, MD 20814 (hereinafter referred to as “ Purchaser ”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns) of the FIRST PART;

AND

ODEON LIMITED, a company duly organised under the laws of Mauritius having its registered office at 3 rd Floor, TM Building, Pope Hennessy Street, Port Louis, Republic of Mauritius and having its correspondence address at 180B, Bencoolen, Singapore 189648 (hereinafter referred to as “ Seller “ which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors) of the SECOND PART.

WHEREAS :

A.	The Seller is the owner of Five Million (5,000,000) convertible preference shares of the face value of INR 10 each with the terms and conditions as listed in Schedule 1 hereto (the “Shares”) in Techni Bharathi Limited, a public limited company organised and existing under the laws of India with its registered office and principle place of business at By pass road, Edappally, Kochi – 682 024, India (“Company”).

B.	The Seller has agreed to sell the Shares to the Purchaser and the Purchaser has agreed to purchase the Shares from the Seller in accordance with the provisions of this Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

	1.1	Definitions

In this Agreement, except to the extent that the context requires otherwise the following terms shall have the meanings set forth below, such meanings to be applicable to both the singular and the plural forms of such terms:

		(a)	‘Affiliate’ means when used in respect of a specified legal person, each legal person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified. In this definition “control” (and its derivatives) means both (i) holding beneficially more than fifty per cent (50%) of equity interests and (ii) the ability to cast more than fifty (50%)per cent of the voting rights attaching to voting securities.

		(b)	‘Agreement’ shall mean this Share Purchase Agreement, as from time to time amended, supplemented or replaced or otherwise modified and any document which amends, supplements, replaces or otherwise modifies this Agreement, together with the recitals and all the Schedules attached hereto.

		(c)	“Applicable Law” shall mean all applicable laws, statutes, ordinances, regulations, rules, orders, bye laws, administrative interpretation, writ, injunction, directive, protocols, codes, policies, notices, directions, judgment or decree or other instrument or other requirements of any Governmental Authority in any relevant jurisdiction applicable to any Party from time to time.

		(d)	‘Articles’ means Articles of Association of the Company.

		(e)	‘Board’ means Board of Directors of the Company.

	(f)	‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

	(g)	‘Completion’ shall mean completion of the events specified in Clause4.1 below and the Purchaser being registered as a member in respect of the Shares in the register of members of Company.

	(h)	‘Completion Date’ shall mean date mentioned in Clause4.1 hereof.

	(i)	‘Conditions Precedent’ shall mean the conditions precedent mentioned in Clause 3 of this Agreement.

	(j)	“CPS” means 6% compulsorily convertible preference shares of the Company agreed to be subscribed by the Purchaser in terms of the Share Subscription Agreement.

	(k)	‘Encumbrances’ means any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing.

	(l)	‘INR’ means the lawful currency of India.

	(m)	“Investor Shares” means 7,150,000 equity shares of the Company agreed to be subscribed by the Purchaser in terms of the Share Subscription Agreement.

	(n)	‘Party’ shall mean the Seller and the Purchaser referred to individually and ‘Parties’ shall mean the Seller and the Purchaser referred to collectively.

	(o)	‘Purchase Price’ means an aggregate amount of USD 2 million to be paid by the Purchaser to the Seller for acquiring Shares.

	(p)	‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

	(q)	“Promoters” shall have the meaning ascribed to the term in the Share Subscription Agreement.

	(r)	Representations and Warranties means the representations and warranties of the Seller as set out in Recital A and clauses 5.1.1 to 5.1.5 (both inclusive).

	(s)	“Share Subscription Agreement” means the agreement to be executed between the Purchaser, the Company and the Promoters.

1.2	Interpretation

	1.2.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/ legislation.

	1.2.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

	(a)	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

	(b)	All statutory instruments or orders made pursuant to a statutory provision; and

		(c)	any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

		1.2.3	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

1.2.4

Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

		1.2.5	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

		1.2.6	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

		1.2.7	Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

		1.2.8	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

		1.2.9	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

		1.2.10	Reference to “Purchaser”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Purchaser.

		1.2.11	The words “include” and “including” shall be construed without limitation.

2.	PURCHASE AND SALE OF SHARES

	2.1	Subject to the terms and conditions hereof, on the Completion Date the Seller shall sell, assign, transfer, convey and deliver to the Purchaser the ownership and possession of the Shares, free and clear of all Encumbrances and restrictions of any kind, with all rights attached or accruing thereto (including without limitation, accrued dividends if any) and the Purchaser shall purchase the Shares from the Seller for the Purchase Price.

3.	CONDITIONS PRECEDENT

	3.1	The Parties agree that the obligation of the Purchaser to purchase the Shares in the manner provided herein, is conditional upon (i) the Purchaser subscribing to the Investor Shares and the CPS; and (ii) only if all the Representations and Warranties continue to be true and correct on the Completion Date.

	3.2	Upon fulfilment of the Conditions Precedent, the Purchaser shall notify the Seller of the same in writing.

4.	COMPLETION

	4.1	Upon fulfilment of all the Conditions Precedent to the satisfaction of the Purchaser or if specifically waived in writing by the Purchaser, the Parties shall proceed to complete the sale of the Shares to the Purchaser (‘Completion’) in the manner provided in this Clause. Such Completion shall take place on a date set by the Purchaser (the ‘Completion Date’), which date shall not be later than 15 days from the fulfilment of all the Conditions Precedent to the satisfaction of the Purchaser. Such Completion Date shall however in no event be later than January 31, 2008 unless extended upon mutual agreement between the Parties.

	4.2	The Completion shall take place at Economic Laws Practice, 1502, Dalamal Towers, Nariman Point, Mumbai – 400021 or such other place as may be mutually agreed upon by the Parties.

	4.3	On the Completion Date, the Seller shall deliver or cause to be delivered to the Purchaser:

		a)	written confirmation from the Seller that as at the Completion Date the Representations and Warranties are true, accurate and complete and that it is not aware of any matter or thing which is in breach of or inconsistent with any of the Representations and Warranties;

		b)	duly signed share transfer forms and the original share certificates respecting the Shares.

	4.4	On the Completion Date, a meeting of the Board shall be held at which, the Board shall pass resolutions approving the transfer of the Shares held by the Seller to the Purchaser, endorse share certificates in the name of the Purchaser and deliver the share certificates to the Purchaser and record such transfer in the register of members maintained by the Company and incorporate the name of the Purchaser as the legal and beneficial owner of the Shares in the register of members of the Company.

	4.5	On the Completion Date the Purchaser shall pay to the Seller the Purchase Price by way of telegraphic transfer.

	4.6	The Parties to this Agreement agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in Clause 4 above on the Completion Date are completed on the same day 1.

5.	REPRESENTATIONS AND WARRANTIES

	5.1	True and Accurate: The Seller represents, warrants and undertakes to the Purchaser, that each of the statements set out in this Clause hereunder, as applicable to the Seller, is now and will be true and accurate at the Completion Date. The Seller acknowledges that the Purchaser, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

		5.1.1	Ownership of Shares: The Seller is the sole recorded and beneficial owner of Shares.

		5.1.2	No liens or Encumbrances: The Seller has good and marketable title to the Shares, free and clear of all Encumbrances.

		5.1.3.	Right to transfer Shares: The Seller has full capacity, right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby to transfer and deliver the Shares to the Purchaser, in the manner provided in this Agreement, the Purchaser will receive good and marketable title to the Shares, free and clear of all Encumbrances.

		5.1.4	No liability: The Seller has no asserted or unasserted liability or Claim whatsoever towards the Company.

		5.1.5	Non-contravention: The execution, delivery and performance of this Agreement, the consummation by the Seller of the transactions contemplated hereby and thereby and compliance by the Seller with the provisions hereof or thereof do not and will not (a) subject to the conditions precedent set out herein, require any filing by the Seller with, or the permit, authorization, consent or approval of, any court, arbitrator or arbitral tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a “Governmental Entity”), (b) conflict with or violate any order, writ, injunction, decree, statute, rule or regulation applicable to, binding upon or enforceable against the Seller, (c) constitute a breach of any duty owed by the Seller or any person acting in a representative or fiduciary capacity with respect to the Seller, or (d) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under or give rise to any right of termination, amendment, cancellation or acceleration.

	5.2	Purchaser Representation: The Purchaser hereby represents and warrants that it has the corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by the Purchaser of thus Agreement has been duly authorized and approved by its board of directors.

	5.3	Separate and Independent: Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.

	5.4	Undertaking: The Seller shall not do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.

	5.6	Notification of breach: The Seller hereby agrees to disclose promptly to the Purchaser in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which would render any of the Representations and Warranties to be inaccurate.

	5.7	Survival: The Representations and Warranties provided in this Agreement shall survive the Completion Date.

6.	INDEMNITY

	6.1	Without prejudice to any other right available to the Purchaser in law or under equity, the Seller shall indemnify, defend and hold harmless the Purchaser, their Affiliates, directors, advisors, officers, employees and agents, from and against any and all liabilities, damages, demands, Claims (including third party Claims), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) directly based upon, arising out of, or in relation to or otherwise in respect of

		i.	any inaccuracy in or any breach of any Representation and Warranty, covenant or agreement of the Seller contained in this Agreement or any document or other papers delivered by Seller to the Purchaser in connection with or pursuant to this Agreement;

		ii.	any liability arising out of non compliance of any obligation undertaken by the Seller.

	6.2	Any compensation or indemnity as referred to in Clause 6.1 above shall be such as to place the Purchaser in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Purchaser is to be indemnified, had been correct.

7.	NOTICES

	7.1	Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Purchaser:	Ram Mukunda
Address:	At the address mentioned above
Tel:	+1 301 529 4996
Facsimile:	+1 240 465 0273

The Seller:	Ben Lim Choon Kee
Address:	At the address mentioned above
Tel:	+65 6334 6330
Facsimile:	+65 6334 7816

	7.2	All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

	7.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

8.	TERM

This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force unless terminated in accordance with the provisions of this Agreement.

9.	CONFIDENTIALITY

The Seller shall not disclose the terms, conditions, or contents of this Agreement to any third party without the prior written consent of the Purchaser. The Seller shall at all times keep strictly confidential all business and trade secrets relating to the business activity of the Company, Purchaser, its direct and indirect subsidiaries and affiliates, and shall not disclose such secrets to third parties, either directly or indirectly, nor cause, support, or conceal such disclosure by third parties.

10.	TERMINATION

	10.1	Grounds for Termination: Save and except the rights and obligations of the Parties that terminate as provided in the specific clauses in this Agreement, this Agreement shall continue in full force and effect until terminated in accordance with the provisions of this Clause.

	10.2	This Agreement can be terminated at any time prior to the sale of the Shares in the manner set out in Clause 4 of this Agreement, by mutual written agreement of the Parties.

	10.3	This Agreement shall stand terminated if the Completion does not take place as per Clause 4.1.

	10.4	Effect of Termination: Termination of this Agreement under Clauses 10.2 to 10.3 shall be without liability of any Party (or any shareholder, director, officer, agent, employee, consultant or representative of such Party) to the other Party.

	10.5	The provisions of Clause 6 (Indemnity), 7 (Notices), and 9 (Confidentiality) shall survive the termination hereof pursuant to Clause 10.1.

11.	MISCELLANEOUS PROVISIONS

	11.1	Reservation of Rights

No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

	11.2	Cumulative Rights

All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

11.3	Partial Invalidity

If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

11.4	Amendments

No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties.

11.5	Assignment

This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Party, which will not be unreasonably withheld. Notwithstanding anything stated above, the Purchaser shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the Seller.

11.6	Entire Agreement

This Agreement constitutes the entire Agreement between the Parties with respect to the sale of the Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

11.7	Relationship

None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

11.8	Governing law

This Agreement shall be governed and construed in accordance with the laws of India, under the jurisdiction of the relevant competent courts in India , without regard to the conflict of laws principles.

11.9	Service of Process

The Parties agree that any action or proceeding seeking to enforce any provision of, or based on any right arising out of this Agreement may be brought against any of the Parties in the courts of Mumbai, India and each of the Parties consent to the jurisdiction of such courts (and of the appropriate appellant courts) in any such action or proceeding and waives any objection to the venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

11.10	Costs

Each of Seller and Purchaser shall pay its own expenses, including attorneys’ fees incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to this Agreement, and the preparations for carrying this Agreement into effect. Any stamp duty or such other charges which may be imposed arising from the transfer of the Shares shall be borne solely by the Purchaser.

11.11	Severance

Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties, the Parties shall use reasonable efforts to agree upon a new provision, which shall as nearly as possible have the same commercial effect as the inefficient provision.

11.12	Public announcements

Except as and to the extent required by Applicable Law, without the prior written consent of the other Party, neither Party will, and each will direct its representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise to disclose or to permit the disclosure of the terms of this Agreement. The Purchaser however is required by the Securities and Exchange Commission (‘SEC’) laws in the United States of America to disclose the terms of this Agreement, while filing with the SEC, which may result into a press release or press exposure or disclosure to the general public.

11.13	Execution in Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. A facsimile or copy of a signature is valid as an original.

11.14	Authorisation

The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

11.15	Time of the essence

Any date or period mentioned in this Agreement may be extended by agreement between the Parties hereto, failing which, as regards any such date or period, time shall be the essence of the Agreement.

Execution Page Follows:

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Purchaser”	)
BY THE HAND OF MR. RAM MUKUNDA	)
(Authorised Signatory))
ON THE 16TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
NAME AND ADDRESS:	)

SIGNED AND DELIVERED	)
BY THE WITHINNAMED “Seller”	)
BY THE HAND OF MR. BEN LIM CHOON KEE	)
(AUTHORISED SIGNATORY) PURSUANT TO THE	)
RESOLUTION PASSED BY THE BOARD	)
ON THE 16TH DAY OF SEPTEMBER 2007)

IN THE PRESENCE OF:	)
WITNESS:	)
ADDRESS:	)

1     We believe all the activities can take place simultaneously and there is no requirement of an escrow agent.

Annex I

ODEON LIMITED
Level Six
One Cathedral Square
Jules Koenig Street
Port-Louis, Republic of Mauritius

8th January 2008

India Globalization Capital, Inc.
4336 Montgomery Avenue Bethesda ,
MD 20814

Techni Bharathi Limited
By pass road
Edappally
Kochi
682 024 India

Dear Sirs,

Re: Share Purchase Agreement dated 21st day of September, 2007 (“Agreement”) entered into between Odeon Limited (“Seller”) and India Globalization Capital, Inc. (“Buyer”) in respect of 5 million convertible preference shares in Techni Bharathi Limited (“TBL” or “the Company”)

Unless otherwise expressly provided herein, all capitalised words and expressions used herein shall have the same meaning ascribed to them respectively under the Agreement .

We refer to the above matter and in particular clause 4.1 of the Agreement which provides that the Completion Date shall be a date not later than 15 days from the fulfilment of the conditions precedent (as set out in clause 3.1 of the Agreement) and in any event shall not be later than 31st January 2008, unless mutually extended.

At the Buyer’s request and the request of TBL, we are agreeable to extend the Completion Date to a date not later than 30th April 2008, subject to and conditional upon the following:-

(1)	that the Company and the Buyer shall agree that the proceeds payable by the Buyer to the Company for the subscription by the Buyer of the shares in the Company pursuant to the Share Subscription Agreement made between the Buyer, TBL and the Promoters shall be used to settle the indebtedness of TBL to SAAG RR Infra Limited (“SAAG”) in the sum of Rupees One crore sixty lakhs thirty four thousand seven hundred and fifty only (Rs 1,60,34,750/-) (“SAAG Debt”);(confirmed by Saag RR Infra Limited, attached as schedule 4 of amendment agreement)

(2)	that we shall be entitled not to complete or to delay the completion of our sale of the Shares to the Buyer if the SAAG Debt has not been fully settled by TBL.

(3)	that the extension to 30 th April 2008 shall be the final extension and in the event that the Agreement is not completed by then, we shall be entitled to terminate the Agreement without liability to you and we shall further be entitled to covert the Shares into ordinary shares in TBL;

Please confirm that you are agreeable to the matters set out in (1) to (3) [both inclusive] above. If you are so agreeable, please sign at the relevant places below and return to us thereafter. Please note that our extension of the Completion Date is subject to your agreement of the above and our receiving from you the duly signed acknowledgement hereof.

Yours faithfully,
ODEON LIMITED
Ben Lim Choon Kee

We, India Globalization Capital, Inc. and Techni Bharathi Limited hereby confirm our agreement to the matters set out in this letter.

India Globalization Capital, Inc.
Ram Mukunda
CEO

Techni Bharathi Limited
Jortin Antony
Managing Director

Annex J

CONTRACT AGREEMENT

This Agreement is between India Globalization Capital Inc., Chiranjjeevi Wind Energy Limited, Arul Mariamman Textiles Limited and Marudhavel Industries Limited (the Parties).

Whereas:

M/s. INDIA GLOBALIZATION CAPITAL, INC. a company registered in The United States of America, having its registered office at 4336, Montgomery Ave., Bethesda Maryland 20814, (hereinafter called “ the Employer’) represented by its Chief Executive Officer and President Mr. Ram Mukunda of the first part,

M/s. CHIRANJJEEVI WIND ENERGY LIMITED, a company registered under Indian Companies Act 1956, having its administrative office at 26-A, Kamaraj Road, Mahalingapuram, Pollachi - 642 002 Tamil Nadu (hereinafter called “ the Contractor”) represented by its Chairman & Managing Director Mr. R. V. S.MARIMUTHU of the second part,

M/s ARUL MARIAMMAN TEXTILES LIMITED, a company registered under Indian Companies Act 1956, having its registered office at 26, Kamaraj Road, Mahalingapuram, Pollachi - 642 002, Coimbatore District, Tamil Nadu, (hereinafter called “AMTL”) represented by its Director Mr.M.A.Kanagaraj of the third part; and

M/S MARUDHAVEL INDUSTRIES LIMITED, a company registered under Indian Companies Act 1956, having its registered office at 16, Imamkhan Street, Ramalakshmi Complex, Pollachi - 642 001, Coimbatore District, Tamil Nadu (hereinafter called “MAIL”) represented by its Director Mr.K.Kumaravel of the fourth part.

The Contractor has represented that it is in the business of manufacturing, supplying, installing and commissioning wind energy projects on a turnkey basis, and has the expertise, know-how, facilities and resources for undertaking total responsibility for setting up wind farms from concept to commissioning as well as providing arrangements for operation, maintenance and management on an on-going basis. The Employer has evinced an interest to develop a 24 MW wind farm project in the state of Karnataka in India.

After mutual discussions and negotiations the Parties have come to an agreement for the manufacturing, installation, commissioning, operation and maintenance of 24 MW (96 x 250 Kw WEGs) wind farm project on a turnkey basis by the Contractor at Karnataka, India (hereinafter referred to as “the Project”).

The Employer and the Contractor agree as follows:

1.	In this agreement words and expressions shall have the same meanings as are respectively assigned to them in the conditions of the contract herein referred to.

2.	Section headings appearing in this Agreement are inserted for convenience of reference only, and shall in no way be construed to be interpretations of the provisions hereof.

3.	The following documents shall be deemed to form and be read and construed as part of this Agreement:

(a) Conditions of Contract (Exhibit A)

(b) The Specifications

(c) The Drawings, and

(d) The Schedules.

4.	In consideration of the payments to be made by the Employer to the Contractor as hereinafter mentioned, the Contractor hereby covenants with the Employer to execute and complete the Works and remedy any defects therein, in conformity with the provisions of the Agreement.

5.	The Employer hereby covenants to pay the Contractor, in consideration of the execution and completion of the Works and the remedying of defects therein, the Contract Price at the time and in the manner prescribed in Schedule 1 of this Agreement.

6.	AMTL and MAIL agree that they shall transfer their capacity Allotment to CWEL or as per the advise of CWEL at the time of commissioning.

7.

It is agreed between the Parties that the capacity of the wind farm shall be 24 MW consisting of 96 (ninety six) 250KW WEGs and the wind energy farm will be set up in the State of Karnataka in the land and capacity allotted to the Contractor or their associate companies. The technical specifications of the Contractor 250 KW wind electrical generator shall be:

Tower - Lattice 50. mtr. Hub Height
Rotor - 3 FRP blades, 29.20 m diameter and 670 sq. mtrs. swept area.
Generator - Asynchronous, 250 / 60 Kw, 3 Phase, 400 V 50 Hz, 1500/1000 rpm
Gear Box - Helical, 3 Stage.
Regulation - Stall
Controls - Micro processor based
Transformer - 33 kV.

8.	SCOPE OF WORK

The scope of work of the Contractor includes:

	8.1.1	Design, manufacture and supply of WEGs including Tower, Nacelle, Rotor, Cables and Control Panels and including providing all spares at cost during the life of the WEGs, being 20 (twenty) years.

	8.1.2	Packing, handling, loading and unloading and transportation of all equipment to the Site.

	8.1.3	Formation of roads suitable for transporting all the machines and materials through heavy vehicles like cranes, trucks, trailers, etc.

	8.1.4	Site clearance and Platform construction.

	8.1.5	Liaison and obtaining all the clearances from Karnataka Renewable Energy Development Limited (KREDL), Karnataka Power Transmission Corporation Limited (KPTCL), Karnataka Electricity Regulatory Commission (KERC) and other government and private agencies , including, without limitation, those referenced in Schedules 2 and 4, in order for the Employer to own and operate (or have operated on its behalf) the Project.

	8.1.6	Foundation work for the WEGs.

	8.1.7	Supply and erection of all high-tension electrical works including transformer, Meter, Metering Set, etc., including the Yard.

	8.1.8	Obtaining Grid Tie up and evacuation and Synchronization Clearances.

	8.1.9	Over Head Line work from Meter point to the tapping point/SS of KPTCL.

	8.1.10	Assembly and erection of WEGs at site.

	8.1.11	Test run of all the WEGs after grid is provided.

	8.1.12	Commissioning of the WEGs after providing the grid.

	8.1.13	Doing all acts necessary to ensure that the Project is completed and operated and maintained in accordance with the Agreement.

	8.1.14	The Contractor shall be deemed to have satisfied himself as to the sufficiency of and all conditions and circumstances affecting the Contract Price, the Site and its surroundings, climatic conditions, the extent and nature of the Works, the labour, Plant and the Contractor’s Equipment required for the Works and generally as to all other circumstances, risks and contingencies which may be relevant to the performance of the Contractor’s Obligations under the Agreement and/or to the payments to be made in respect thereof. The Contractor therefore accepts total responsibility for having foreseen all difficulties and costs and expenses for successfully executing the Works and that subject to Clause 9 hereof, no increase in the Agreement Price and no extension of the Time other than provided under Clause 13.2 for Completion shall be made, based in whole or in part upon any discrepancy between actual circumstances encountered by the Contractor and those anticipated or considered.

		8.1.15	The Contractor acknowledges that the Employer has made available to the Contractor, certain data and information solely for the convenience of the Contractor, the verification and interpretation of which is the sole risk and responsibility of the Contractor. The Contractor agrees that the Employer shall have no liability to the Contractor for the adequacy, accuracy or completeness of such data and information and shall protect, indemnify and hold the Employer harmless from and against any and all losses arising directly or indirectly from or incurred by reason of the use of any such data and information or any part thereof. Further, the Contractor hereby waives any claims it may otherwise have against persons who may have prepared, compiled, provided or prepared any such data and information and by other persons to whom the Contractor has supplied such data and information.

9.	PRICE

The Contractor will design, supply, assemble, erect and commission each WEG of C2920/250 KW wind turbines covering the entire range of work as mentioned in Clause 8 at a total price of Rs.118.75 lakhs (Rupees One Crore Eighteen Lakhs and Seventy Five Thousand Only) each for the 96 (ninety-six) WEGs totaling to Rs.114.00 crores (Rupees One Hundred and Fourteen Crores). The Contractor shall commence the design, supply, assembly and erection of the WEGs within 1 (one) day of Effective Date. The Effective Date is the date of receipt of the first down payment by the Contractor. The above price is fixed as a package for the Project.

Both the parties agree that the above price is valid upto 30.04.2007 only and the price will be revised depending upon the escalation of the price of the components and all other activities related to this project after 30.04.2007.

10.	TAXES & LEVIES

The Price above does not include any statutory levies and taxes (being indirect taxes such as Service Tax, but does not include any direct tax such as income tax), which shall be borne by the Employer at the prevailing rate at the time of raising the invoice by the Contractor. The Contractor is required to use its best endeavors to structure all procurement in such a manner that will minimize taxes and levies on the Project.

11.	PAYMENT TERMS

	11.1	The Price in Clause 9 above, shall be paid to the Contractor as per Schedule 1 and subject to Clause 11.2.

	11.2	The Parties agree that the Employer will have a right to make payments directly to the major vendors and contractors specified in Schedule 3 as per the instructions from the contractor and in accordance with the contract with such vendors from time to time such payment being part of the down payment mentioned in Schedule 1.

	11.3	The employer shall pay a sum of Rs.100 Lakhs ( Rupees One Hundred Lakhs Only ) on or before 15th May 2007 to the Contractor as interest free deposit to facilitate implementation of the project. Only 75% ( Seventy Five percentage) of this amount will be refunded by the Contractor to the Employer in case, the Employer fails to perform their obligations by 30.09.2007.

	11.4	The Parties further agree that the Contractor shall create at the cost of the Employer security interest in favour of the Employer over all major goods and components purchased by the Contractor for the purpose of the Project. The Contractor shall create at the cost of the Employer a security interest in favour of the Employer over all major goods and components imported by the Contractor immediately after the goods and components have cleared customs in India.

	11.5	The security interest created by the Contractor under Clause 11.4 shall be released at the cost of the employer once the ownership of the secured goods and components passes to the Employer in accordance with this contract.

	11.6	The Contractor shall assign all its rights under all agreements entered into between the Contractor and any vendor for the goods and components purchased for the purpose of the Project to the Employer.

	11.7	The Contractor shall submit a Corporate Guarantee in the agreed form to the Employer for the amount received till completion of the project on pro-rata basis. The said Guarantee will automatically get diminished depending upon the implementation of the project.

12.	CONDITIONS

	12.1	The Employer’s obligations are conditional upon the satisfaction or waiver (if applicable) of all of the following conditions:

		12.1.1	A resolution being passed at a duly constituted meeting of the board of directors of the Employer and a resolution being passed at duly constituted meeting of the shareholders of the Employer, approving the development of a wind energy farm in Karnataka and the satisfaction of all other conditions for the Employer to effect a Business Combination as set forth in the Employer’s Prospectus dated March 3, 2006 as filed with the US Securities and Exchange Commission.

		12.1.2	The Contractor obtaining the necessary capacity allotment through its associate companies AMTL and MAIL, as per schedule 4 from the Government of Karnataka.

		12.1.3	The Contractor providing IGC with documentary proof that AMTL and MAIL have entered into a valid agreement as per Government Order No. DE 26 NCE 99, Bangalore dated 3 May 1999, EN 259 NCE 2004 Bangalore dated 18.03.2005 and EN 260 NCE 2004 Bangalore dated 26.08.2004 with the Government of Karnataka through KREDL for 24 MW and that both AMTL and MAIL have fulfilled all the conditions under their respective agreements and are not in breach of their respective agreements;

		12.1.4	AMTL and MAIL transferring their capacity allotment and all rights there under to the Contractor concurrent with the required down payment. The Contractor will provide Employer documentary proof of the same.

		12.1.5	The Parties entering into an agreement for the operation and maintenance of the wind energy farm;

		12.1.6	The Parties agreeing to the Schedules and Exhibits.

		12.1.7	The Contractor shall obtain all necessary consents, approvals and licenses for the Employer to generate and sell the power generated as permissible under applicable laws and including but not limited to those specified in Schedules 2 and 4 in the form and content as per statutory requirements;

13.	PROJECT COMPLETION

	13.1	All the WEGs shall be supplied, installed and commissioned within 12 (twelve) months from the Effective Date (“Time for Completion”). The employer should make the down payment on or before 30.09.2007 so as to enable the contractor to implement the project successfully in time.

	13.2	The Employer will extend the Time for Completion for a further period of 3 (three) months (“Extended Time for Completion”) if the Contractor completes Milestone VI of the Project as specified in Schedule 1

	13.3	In the event the commissioning of all the 96 WEG’s is not completed within the Extended Time for Completion, the Contractor will refund the excess amount received after deducting the value of completed WEGs and also the expenses incurred by the Contractor in connection with the implementation of the project.

	13.4	The Project shall be completed as per the milestones provided in Schedule 1.

	13.5	The Employer shall take-over each WEG on the day of commissioning of that WEG. The Parties agree that on the day of commissioning of the WEG or earlier if permitted under applicable law, the Contractor shall procure that the Parties shall enter into a sub-lease agreement with the Government of Karnataka in form and content as per the statutory requirement, under which the land relating to that WEG shall be subleased to the Employer.

	13.6	The Contractor shall begin the operation and maintenance of each WEG from the date of its commissioning as per the terms and conditions of the operations and maintenance contract between the Parties.

	13.7	The Contractor shall ensure that there is in place a power purchase agreement between the Employer and BESCOM for all the power generated by a WEG as on the date of commissioning of that WEG unless modified in writing by the Employer prior to completion either to the electricity board or as a sale to a third party if so decided by the Employer, in accordance with prevailing Govt. rules.

14.	STANDARD OF PERFORMANCE

	14.1	Without limiting any other provisions of the Agreement, the Contractor shall perform the Work with due care and in a professional manner, using sound engineering and design principles and project management and supervisory and warrant procedures, in accordance with and consistent with industry standards and all applicable Laws. The Works done by the Contractor shall be fit for purpose. The Contractor represents and warrants that it has the requisite skills, experience, expertise and capacity to perform the Work in the foregoing manner and to satisfy and fulfill all of its obligations and responsibilities under the Agreement.

	14.2	The time is of an essence of the Agreement. This condition will apply to both Parties relating to payments and project implementation.

15.	LIQUIDATED DAMAGES

	15.1	Liquidated Damages for Delay

If the Contractor fails to complete commissioning of the WEGs in accordance with the Agreement, then the Contractor shall without prejudice to the Employer’s right at law pay to the Employer the maximum liquidated damages equivalent to 5% (five percent) of the value of each WEG (“Liquidated Damages”).

	15.2	Payment of Liquidated Damages

		15.2.1	The payment of Liquidated Damages does not in any way relieve the Contractor from any of its obligations to complete the Works or from any other obligations and liabilities of the Contractor under the Agreement.

		15.2.2	For the avoidance of doubt and without prejudice to any continuing obligations of the Contractor under the Contract or otherwise, the issue of any Taking Over Certificate does not relieve the Contractor in respect of Liquidated Damages which have accrued up to the date of such Taking Over Certificate, but which have not yet been paid by the Contractor.

	15.3	Calculation of the Rate of Liquidated Damages

		15.3.1	The Parties recognize the expense and inconvenience likely to be incurred from any need to prove the loss and damage that will be suffered by the employer only in the event of failure by the Contractor to achieve completion of the Works by the relevant Time for Completion. The Parties acknowledge that the Liquidated Damages is a genuine pre-estimation of and reasonable compensation for the loss and damage that will be suffered by the Employer in the event of any such failure on the part of the Contractor and the Contractor irrevocably undertakes that it will not, whether by legal proceedings or otherwise, contend that the levels of Liquidated Damages are not reasonable nor will it put the Employer to the proof thereof, nor further contend that its agreement to such sum and undertaking as aforesaid were arrived at by force, duress, coercion, mistake or misrepresentation on the part of the Employer. If the payment of Liquidated Damages is unenforceable by the Employer for any reason the Contractor shall be liable to pay the Employer actual losses and costs caused or to the extent contributed to by the delay to the Time for Completion for which the Contractor is responsible. The maximum liability of the Contractor to the Employer, under this Clause 15 shall not exceed the amount of Rs.5.7 Crores.

16.	REPRSENTATIONS & WARRANTIES

	16.1	Each Party represents, severally and not jointly, to the other Party hereto that:

		16.1.1	Such Party has the full power and authority to enter into, execute and deliver the Agreement and to perform the transactions contemplated hereby and such Party is duly incorporated or organized with limited liability and existing under the laws of the jurisdiction of its incorporation or organization;

		16.1.2	The execution and delivery by such Party of the Agreement and the performance by such Party of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of such Party;

		16.1.3	Assuming the due authorization, execution and delivery hereof by the other Parties, the Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; and

		16.1.4	The execution, delivery and performance of the Agreement by such Party and the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational or governance documents of such Party; (ii) require such Party to obtain any consent, approval or action of, or make any filing with or give any notice to, any Government Authority in India or any other person pursuant to any instrument, Agreement or other agreement to which such Party is a party or by which such Party is bound save for those provided in Schedule 2; (iii) conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (with notice or lapse of time or both constitute) a default under, any instrument, Agreement or other agreement to which such Party is a party or by which such Party is bound; (iv) violate any order, judgment or decree against, or binding upon, such Party or upon its respective securities, properties or businesses; or (v) subject to the novation of the Agreement, violate any Laws of India or the Laws of its place of incorporation or organization any other country in which it maintains its principal office.

	16.2	The Contractor represents and warrants to the Employer that:

		16.2.1	It is fully experienced in the planning, programming, design and execution and coordination of construction activities wind energy farms of the scope, complexity, size and technical sophistication of the Works and that it possesses the level of skill and expertise commensurate with such experience, upon which the Employer is reliant;

		16.2.2	It shall be responsible for the design and execution of the Works and the said design and execution of the Works will meet in all respects the requirements of the Agreement;

		16.2.3	It shall undertake and develop the design of the Works so as to procure a complete detailed design which both as a whole and as individual parts will be adequate, accurate and sufficient and will meet and comply in all respects with the Specifications, applicable Laws and industry practice and that such detailed design will be such that the Works as a whole and as each individual part will be in all respects fit for its purpose in accordance with the Specifications, applicable Laws and industry practice;

16.2.4	The Works will be designed and executed and defects remedied in accordance with industry practice and all applicable Laws and the functional and other requirements of the Agreement and when completed the Works shall be fit for the purpose for which the Works are intended, as specified or as may be inferred from the Agreement;

16.2.5	The Works have a rate of deterioration reasonably to be expected of a high quality, reliable and well-designed, engineered and constructed wind energy farm with minimal lifecycle costs and shall be free of structural defects and deficiencies;

16.2.6	The personnel to be employed by the Contractor in or about the design and execution of the Works will be properly skilled, competent and experienced having regard to the nature and extent of the Works;

16.2.7	The Contractor has not and will not use substances or materials generally known at the time of their use to be deleterious to health or safety during the execution or the design life of the Works or to be likely adversely to affect the operation or design life of the Permanent Works or persons using or employed or engaged on the same or to be likely to cause the Contractor or the Employer to be in breach of any applicable Laws;

16.2.8	It will ensure that the Works will comprise only equipment which is new and/or unused and complies with the Agreement and which is manufactured and prepared in accordance with the applicable Laws and with industry practice; and

16.2.9	It will obtain all the necessary approvals and permits under applicable law for the successful completion and operation of the Project including without limitation approvals and permits as detailed in Schedule 2 during the execution of the Project.

16.2.10	The Contractor shall undertake the Operations, Maintenance and Security Services Agreement (OMS Agreement) as detailed in Schedule 5

(a) Understanding that it constitutes a legal, valid and binding obligation of the Contractor, enforceable in accordance with its term, except as such enforceability may be limited by bankruptcy, insolvency, or similar events which may arise in future.

(b) Confirming that it is not a party to any legal, administrative, arbitral, investigation or other proceeding or controversy which is pending, or, to the best of the Contractor’s knowledge, threatened, which would adversely affect the Contractor’s ability to perform under the OMS Agreement

(c) The Contractor has examined the requirements of OMS Agreement in depth and is familiar with

(i) its terms

(ii) the necessary experience and proper qualifications to perform the service contemplated hereunder

(iii) reviewed and examined all applicable laws, codes and standards (including safety, environmental and security requirements of the Project); and

(iv) carefully reviewed all documents, plans, drawings and other information that it deems necessary regarding the Project and its performance of the services hereunder that are available as of the date hereof.

17.	EXCLUSIVITY

	17.1	Commencing from the date of this Agreement, and on receipt of the first down payment the Contractor shall ensure that neither it nor any of its employees, officers or advisers or representatives directly or indirectly solicit, encourage or initiate any expression of interest, offer or proposal by any person other than the Employer for the matter and wind energy farm contemplated under this Agreement, provided all the terms & conditions including the payment terms are fulfilled in accordance with this contract.

18.	WARRANTY

	18.1	The equipment relating to each WEG is warranted by the Contractor for a period of 12 months from the date of commissioning of each WEG against any defects owing to faulty design or manufacture, excluding normal wear and tear of components, consumables and electronic components.

19.	GENERATION GUARANTEE

	19.1	During the warranty period and during the term of the operation and maintenance contract, the Contractor will provide an annual generation guarantee of 5.50 lakhs units per WEG per year (“Assured Generation”) with a permitted variation of up to 10% due to wind pattern variations from the data published by MNES/IITM/KREDL.

	19.2	If the average of the aggregate actual generation is below the Assured Generation during the warranty period and during the term of the operation and maintenance contract, the Contractor undertakes to reimburse the shortfall at Rs.3.40 (prevailing KPTCL Power Purchase Agreement rate or any higher rate as stipulated in the power purchase agreement) per unit to the Employer.

	19.3	To substantiate the above, the Contractor will provide a personal guarantee of CMD & ED, being Mr. Marimuthu of the Contractor to the Employer in a form and content acceptable to Employer.

20.	CONFIDENTIAL DETAILS

	20.1	The Contractor shall disclose all such required or necessary confidential and other information as the Employers representative may reasonably require in order to verify the Contractor’s compliance with the Agreement.

	20.2	The Parties shall treat the details of the Agreement as private and confidential, except to the extent necessary to carry out obligations under it or to comply with applicable Laws. The Parties shall not publish, permit to be published, or disclose any particulars of the Works in any trade or technical paper or elsewhere without the previous agreement of the other Party. Provided however that the Employer may publish or permit to be published or disclose the Agreement, without the consent of the Contractor, to comply with U.S Securities and Exchange Commission rules and regulations.

21.	INDEMNITIES

	21.1	Only during the period of continuous Operation and Maintenance services by the Contractor, the Contractor shall indemnify and hold harmless the Employer, any of its directors, officers, employees, agents or assignees, against and from all claims, damages, losses and expenses (including legal fees and expenses) in respect of

		21.1.1	bodily injury, sickness, disease or death, of any person whatsoever arising out of or in the course of or by reason of the Contractor’s design (if any), the execution and completion of the Works and the remedying of any defects, unless directly and solely attributable to any negligence, willful act or willful breach of the Agreement by the Employer, and

		21.1.2	damage to or loss of any property, real or personal, to the extent that such damage or loss:

(a) arises out of or in the course of or by reason of the Contractor’s design, the execution and completion of the Works and the remedying of any defects, and

(b) is attributable to any negligence, willful act or breach of the Agreement by the Contractor, any of its directors, officers, employees, agents or assignees.

	21.2	Contractor shall, indemnify and hold harmless Employer, its partner, its officers, employees, agents, affiliates and representative from and against any and all direct actual and indirect damages, liabilities, fines, penalties, as maybe payable under applicable law arising out of, resulting from, or relating to the operation of the wind farm or negligence or misconduct of the Contractor in performing or failing to perform its obligations under this Operations, Maintenance and Security Services Agreement detailed in Schedule 5.

	21.3	Employer agrees that in case of any loss or damage to the WEGs arising due to reasons outside the scope of the Operations, Maintenance and Services Agreement , Contractor will not be made liable to make good such losses provided that Contractor has not contributed in any respect to such loss or damage. Contractor shall not be liable in case of any loss or damage caused to WEGs by reason of natural calamities, act of God and Force Majeure. Contractor will be held liable for loss/damages due to its negligence, omissions and failure to perform its contractual obligations

	21.4	The Employer shall indemnify and hold harmless the Contractor, any of its directors, officers, employees, agents or assignees, against and from all claims, damages, losses and expenses (including legal fees and expenses) in respect of bodily injury, sickness, disease or death, which is directly and solely attributable to any negligence, willful act or willful breach of the Agreement by the Employer, any of its directors, officers, employees, agents or assignees.

22.	OPERATION, MAINTENANCE AND TRAINING

	22.1	The Contractor shall undertake per Schedule 5 the Operation Services, Maintenance Services and Security Services of the 24 MW Wind Farm to be installed at Chitradurga District, Karnataka at the rate of Rs1,12,500 per WEG per year from the date of commissioning of that WEG with an annual escalation of 5% on the above amount after the expiration of two years from the date of commissioning of that WEG.

	22.2	The Contractor will impart training to nominated persons of the Employer, as and when required.

23.	ASSIGNMENT / NOVATION

	23.1	The Employer may assign/ Novate the entire benefit and obligations of the Agreement to its subsidiaries only without prior written consent of the Contractor but with prior notice and subject to the rights of the contractor for continuously implementing the project till completion without hindrance. Upon completion of the entire project by the contractor, the employer has the right to novate /assign the WEGs to any parties subject to the settlement of dues payable to the contractor, if any.

	23.2	The Contractor shall not assign or purport to assign the benefit of the Agreement without the prior written consent of the Employer.

24.	MISCELLANEOUS

	24.1	Notice

		24.1.1	Any notice or other communication to be given under the Agreement shall be in writing and may be delivered in person or sent by fax or by recognized international mail delivery such as DHL registered or certified mail addressed to the relevant Party as follows to the Contractor at:

26A Kamaraj Road Mahalingapuram, Pollachi 642 002 Tamil Nadu to the Employer at: 4336 Montgomery Avenue Bethesda MD 20814

or at such other address or fax number as it may notify to the other Party under this Clause.

	24.1.2	Any notice or document shall be deemed to be given:

(a) if delivered in person, at the time of delivery; or

(b) if sent by fax, at the expiration of two hours after the time of dispatch, if dispatched before 3.00 p.m. Indian Standard Time on any business day, and in any other case at 10.00 a.m. Indian Standard Time on the next business day following the date of dispatch.

	24.1.3	In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the fax was properly addressed and sent.

24.2	Governing Law

This Agreement shall be governed in accordance with the laws of India;

24.3	Integration

This Agreement and the documents referenced in Clause 3 is the entire agreement between the parties and supersedes any other agreement or understanding between the parties, whether oral or written.

24.4	Costs

Save as otherwise provided in the Agreement, each Party shall pay the costs and expenses incurred by it in connection with the entering into and completion of the Agreement.

24.5	Severability

The provisions contained in the Agreement shall be enforceable independent of each of the others and its validity shall not be affected if any of the other provisions are invalid. If any of those provisions are void but would be valid if some part of the provision were deleted, the provision in question shall apply with such modification as may be necessary to make it valid.

24.6	Survival

In the event of termination of the Agreement notwithstanding anything mentioned herein, Clauses which by their nature survive termination shall survive the termination of the Agreement.

24.7	Amendment

No variation, waiver, amendment or modification of any of the terms of the Agreement shall be valid, unless it is made in writing and mutually agreed upon by the Parties. Provided however, the Parties may mutually decide in writing to extend the scope of the Agreement.

24.8	Partnership

Nothing in the Agreement shall be deemed to constitute a partnership between the Parties or constitute either Party as the agent of the other Party for any purpose.

24.9	Independent Contractor

CWEL shall perform its duties under this Agreement as an independent contractor, and not as an agent of IGC.

	24.10	Waiver

No failure or delay by either Party in exercising any right, power or remedy under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by either Party of any breach of any provision of the Agreement shall be deemed to be a waiver of any subsequent breach of that or any other provision of the Agreement.

	24.11	Covenants Reasonable

The Parties agree that, having regard to all the circumstances, the covenants contained herein are reasonable and necessary for the protection of the Parties. If any such covenant is held to be void as going beyond what is reasonable in all the circumstances, but would be valid if amended as to scope or duration or both, the covenant will apply with such minimum modifications regarding its scope and duration as may be necessary to make it valid and effective.

	24.12	Counter-Parts

Each Party shall execute one copy of the Agreement in original.

	24.13	Whole Agreement

As on the date of the Agreement, the Agreement contains the whole agreement between the Parties relating to the transactions contemplated by the Agreement and supersedes all previous agreements between the Parties relating to these transactions.

	24.14	No Implied Representation

Each of the Parties acknowledges that, in agreeing to enter into the Agreement , it has not relied on any representation, warranty, collateral contract or other assurance except those set out in the Agreement and the documents referred to in made by or on behalf of the other Party before the execution of the Agreement.

	24.15	Without Prejudice

The Parties agree that the rights and remedies of the Parties hereunder are in addition to their rights at law or equity.

	24.16	Further Assurance

Each Party agrees to do all such actions, including execution of all such deeds and documents, as may be reasonable required by the other Party to give effect to the transaction contemplated in the Agreement.

25.	FORCE MAJEURE

	25.1	The Contractor will not be responsible, if during the continuance of this Agreement , the performance in whole or part of any obligation under the Agreement shall be prevented or delayed by any of the following conditions:

		25.1.1	Fire, floods, epidemic, earthquake, storms, heavy winds, untimely rains, quarantine restrictions, etc.

		25.1.2	War, embargo, invasion, hostility, riots, acts of public enmity, sabotages, explosions, strikes, lockouts, revolution, act of god, acts of civil commotion etc.

		25.1.3	Government orders and / or restrictions, changes in the government’s policy etc. In such a case neither party shall be entitled to cancel the Agreement nor shall any claims be made for such damages against the other party in respect of such delay or non-performance and the performance and delivery of the Agreement will be resumed as soon as practicable after such eventuality has come to an end or ceased to exist.

26.	ARBITRATION

	26.1	In the event of any dispute or difference between the Parties arising out of relating to this Agreement (“Dispute”), the Parties shall make endeavors to settle the “Dispute” amicably.

	26.2	If within 30 days of the Dispute, there is no amicable settlement, the Dispute shall, at the request of either Party, be referred to arbitration under the rules (“Rules”) of the International Arbitration Association before an arbitrator who shall be appointed by the Parties by mutual consent. In the event that the Parties are unable to mutually agree to the appointment of an arbitrator within fifteen (15) days of one of the Party to the Dispute notifying its intention to refer the Dispute to arbitration (“Arbitration Notice”), each Party to the dispute shall appoint one person as the proposed arbitrator, who has the relevant expertise given the nature of the Dispute, within fifteen (15) days of the issuance of the Arbitration Notice and the appointed arbitrators shall appoint the final arbitrator who shall act as the presiding arbitrator. The place of the arbitration shall be Bangalore/Coimbatore /Singapore and the language of the arbitration shall be English.

	26.3	Notwithstanding the foregoing, the Parties agree that any of them may seek interim measures including injunctive relief in relation to the provisions of this agreement or the Parties’ performance of it from any court of competent jurisdiction. Each Party shall cooperate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Agreement.

	26.4	The costs and expenses of the arbitration, including, without limitation, the fees of the arbitration and the Arbitrator, shall be borne equally by each Party to the dispute or claim and each Party shall pay its own fees, disbursements and other charges of its counsel, except as may be otherwise determined by the arbitrators. The arbitrators would have the power to award interest on any sum awarded pursuant to the arbitration proceedings and such sum would carry interest, if awarded, until the actual payment of such amounts.

	26.5	Any award made by the arbitrators shall be final and binding on ach of the Parties that were parties to the dispute subject to the rights of appeal. The Parties expressly agree to waive the applicability of any Laws and regulations that would otherwise give the right to appeal the decisions of the arbitrators so that there shall be no appeal to any court of Law for the award of the arbitrators, except a Party shall not challenge or resist any enforcement action taken by any other Party in any court of Law in whose favour an award of the arbitrators was given.

27.	ATTORNEY’S FEES

	27.1	In the event of litigation to enforce the provisions of this Agreement, the prevailing party in such litigation shall be entitled to reasonable attorney’s fees as fixed by the Court from the opposite party.

     In Witness whereof the parties hereto have caused this Agreement to be executed in accordance with their respective laws.

SIGNED by:	SIGNED by:
For INDIA GLOBALIZATION CAPITAL INC	For CHIRANJJEEVI WIND ENERGY LIMITED
RAM MUKUNDA	R.V.S.MARIMUTHU
CHIEF EXECUTIVE OFFICER & PRESIDENT	CHAIRMAN & MANAGING DIRECOTR
For ARUL MARIAMMAN TEXTILES LIMITED
M.A.KANAGARAJ
DIRECTOR
FOR MARUDHAVEL INDUSTRIES LIMITED
K.KUMARAVEL
DIRECTOR

Witness:	Witness:
Name:	Name:
Address:	Address:
Date:	Date:

Annex K

FIRST AMENDMENT TO THE AGREEMENT DATED 4TH FEBRUARY 2007

THIS First Amendment to the Agreement dated 4th February 2007 (hereinafter referred to as “Amendment”) is entered on this 20th day of August 2007;

BETWEEN

M/s. INDIA GLOBALIZATION CAPITAL, INC. a company registered in The United States of America, having its registered office at 4336 Montgomery Ave., Bethesda, Maryland 20814, (hereinafter called “the Employer”) represented by its Chief Executive Officer and President Mr. RAM MUKUNDA of the first part,

M/s. CHIRANJJEEVI WIND ENERGY LIMITED, a company registered under Indian Companies Act 1956, having its administrative office at 26-A, Kamaraj Road, Mahalingapuram, Pollachi - 642 002 Tamil Nadu (hereinafter called “ the Contractor ”) represented by its Chairman & Managing Director Mr. R. V. S. MARIMUTHU of the second part,

M/s ARUL MARIAAMMAN TEXTILES LIMITED, a company registered under Indian Companies Act 1956, having its registered office at 26, Kamaraj Road, Mahalingapuram, Pollachi – 642 002, Coimbatore District, Tamil Nadu, (hereinafter called “AMTL”) represented by its Director Mr. M. A. Kanagaraj of the third part; and

M/S MARUDHAVEL INDUSTRIES LIMITED, a company registered under Indian Companies Act 1956, having its registered office at 17, Imamkhan Street, Ramalakshmi Complex, Pollachi – 642 001, Coimbatore District, Tamil Nadu (hereinafter called “MAIL”) represented by its Director Mr. K. Kumaravel of the fourth part.

Whereas, the Contractor has represented that it is in the business of manufacturing, supplying, installing and commissioning wind energy projects on a turnkey basis, and has the expertise, know-how, facilities and resources for undertaking total responsibility for setting up wind farms from concept to commissioning as well as providing arrangements for operation, maintenance and management on an on-going basis.

Whereas, the Employer has evinced an interest to develop a 24 MW wind farm project in the state of Karnataka in India.

Whereas, after mutual discussions and negotiations the Parties entered into an agreement for the manufacturing, installation, commissioning, operation and maintenance of 24 MW (96 x 250 Kw WEGs) wind farm project on a turnkey basis by the Contractor at Karnataka, India (hereinafter referred to as “the Project”) dated 4th February 2007 (hereinafter referred to as the “Agreement”),

Whereas, as per the terms of the Agreement, the Employer has, on or around May 22, 2007, paid a sum of Rs.100 Lakhs (Rupees One Hundred Lakhs Only) to the Contractor as an interest free deposit to facilitate implementation of the Project,

And Whereas, the Parties have agreed to amend the Agreement as follows:

NOW THIS AMENDMENT WITNESSETH AS FOLLOWS:

1.	Amendment to Clause 11.3– Clause 11.3 is hereby amended in its entirety to read as follows:

“The Employer shall pay a sum of Rs.100 Lakhs (Rupees One Hundred Lakhs Only) on or before 15th May 2007 to the Contractor as interest free deposit to facilitate implementation of the Project. Only 75% (seventy five percent) of this amount will be refunded by the Contractor to the Employer in case, the Employer fails to perform its obligations by 31st March 2008.”

2.	Amendment to Clause 13.1 – Clause 13.1 is hereby amended in its entirety to read as follows:

“All the WEGs shall be supplied, installed and commissioned within 12 (twelve) months from the Effective Date (“Time for Completion”). The Employer should make the down payment on or before 31st March 2008 so as to enable the Contractor to implement the project successfully in time.”

3.	Except to the extent specifically modified by this Amendment, all the terms of the Agreement shall survive and continue to remain valid and binding on the Parties.

IN WITNESS WHEREOF the parties have executed this Amendment and affixed their signatures and seal on the day, month and year first above mentioned.

SIGNED by: /s/ Ram Mukunda	SIGNED by: /s/ R.V.S. Marimuthu
For INDIA GLOBALIZATION CAPITAL INC.
RAM MUKUNDA	For CHIRANJJEEVI WIND ENERGY LIMITED
CHIEF EXECUTIVE OFFICER &	R.V.S.MARIMUTHU
PRESIDENT	CHAIRMAN & MANAGING DIRECOTR
For ARUL MARIAMMAN TEXTILES LIMITED
/s/ M.A. Kanagaraj
M.A.KANAGARAJ
DIRECTOR
FOR MARUDHAVEL INDUSTRIES LIMITED
/s/ K. Kumaravel
K.KUMARAVEL
DIRECTOR
Witness:	Witness:
Name:	Name:
Address:	Address:
Date:	Date:

Annex L

INDIA GLOBALIZATION CAPITAL, INC.

OMNIBUS INCENTIVE PLAN

Effective as of [______], 2008

INDIA GLOBALIZATION CAPITAL, INC.
OMNIBUS INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1	Establishment of the Plan. India Globalization Capital, Inc. (the “Company”), hereby establishes a stock option and incentive award plan known as the “India Globalization Capital, Inc. Omnibus Incentive Plan” (the “Plan”), effective as of the date of approval by the shareholders. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Awards.

1.2	Purpose of the Plan. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by key employees, directors, consultants and other persons who perform services for the Company and its Parent, Subsidiaries and Affiliates (the “Participants”), who are responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants to those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

1.3	Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 17 , for a duration of ten (10) years from the Plan’s effective date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or limited liability company) that is affiliated with the Company through stock or equity ownership such that it controls or is controlled by, or is under common control with, the Company.

(b)	“Agreement” means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

(c)	“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-Based Awards and Cash-Based Awards.

(d)	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(e)	“Board” or “Board of Directors” means the Board of Directors of the Company.

(f)	“Cause” means (i) the same definition for “cause” set forth in any employment agreement between the Participant and the Company, Subsidiary and/or Affiliate in effect when the event(s) occur, or, (ii) in the absence of such an employment agreement, the Participant’s conduct that is (A) the Participant’s engaging in any act or omission in the capacity of his or her employment with the Company, Subsidiary and/or Affiliate constituting dishonesty, theft, fraud, embezzlement, moral turpitude or other wrongdoing or malfeasance; or, (B) the Participant’s conviction of a felony under federal or state law; or, (C) the Participant’s engaging in any act or omission constituting gross misuse of his or her authorities, gross or continual dereliction of his or her duties to the Company, Subsidiary and/or Affiliate, or that is materially injurious or embarrassing to any such entity’s business, operations or reputation; or, (D) the Participant breaching the noncompetition, nonsolicitation, or confidentiality provisions of any written agreement with the Company, Subsidiary and/or Affiliate prohibiting such conduct. Solely for purposes of this Plan, the Plan Administrator may use the designation of “Cause,” or without “Cause,” determined by the Company (or any subsidiary that is the “employer” of the Participant) or the Plan Administrator may make an independent designation of “Cause” with respect to employment termination in accordance with the terms of this Plan. The designation of the Plan Administrator with respect to “Cause” under this Plan shall not be used for any other purpose and shall not be used against either the Company or any Participant.

(g)	“Change in Control” has meaning set forth in Article 15 of this Plan.

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

(i)	“Committee” means the Compensation Committee of the Board of Directors appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3, and to perform the functions set forth therein; or in the absence of such appointment, the Board itself.

(j)	“Common Stock” means the common stock of the Company.

(k)	“Company” means India Globalization Capital, Inc., a Maryland corporation, or any successor thereto as provided in Article 20.

(l)	“Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m)	“Detrimental Activity” means the violation of any agreement between the Company, Subsidiary and/or Affiliate and the Participant pertaining to (a) the disclosure of confidential information or trade secrets of any such entity, (b) the solicitation of employees, customers, suppliers, licensees, licensors or contractors of any such entity, or (c) the performance of competitive services with respect to the business of the Company, Subsidiary and/or Affiliate; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Agreement.

(n)	“Director” means any individual who is a member of the Board of Directors of the Company or any Parent, Subsidiary, or Affiliate and who is not an Employee.

(o)	“Disability” shall have the meaning ascribed in such term in the Company’s long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Code Section 22(e)(3), unless otherwise specified in an employment agreement between the Company, Subsidiary and/or Affiliate and a Participant. The existence of Disability shall be determined by the Committee in good faith. To the extent an Award constitutes “deferred compensation” subject to Code Section 409A and provides for payment upon disability, the Agreement shall define “disability” pursuant to Treasury Regulation Section 1.409A-3(i)(4).

(p)	“Employee” means any employee of the Company or any Parent, Subsidiary, or Affiliate.

(q)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(r)	“Fair Market Value” shall be determined as follows:

(i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The American Stock Exchange (“AMEX”) and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

(ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on AMEX, but nevertheless are publicly traded and reported on AMEX without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by AMEX; but, if there are no bid and asked quotations in the over-the-counter market as reported by AMEX on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by AMEX on the immediately preceding day such bid and asked prices were quoted; and

(iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

(s)	“Grant Price” means the price established when the Committee approves the grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

(t)	“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 to an Employee which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

(u)	“Insider” shall mean an individual who is, on the relevant date, an officer or a director, or a ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as “officer” and “director” are defined under Section 16 of the Exchange Act.

(v)	“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422 or which fails to meet such requirements.

(w)	“Non-Tandem SAR” means a SAR that is granted independently of any Option, as described in Article 7.

(x)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

(y)	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

(z)	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

(aa)	“Parent” means a “parent corporation,” whether now or hereafter existing as defined in Code Section 424(e).

(bb)	“Participant” means an Employee, a Director, consultant or other person who performs services for the Company or a Parent, Subsidiary, or Affiliate of the Company, who has been granted an Award under the Plan which is outstanding.

(cc)	“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

(dd)	“Performance-Based Exception” means the exception for Performance-Based Compensation from the tax deductibility limitations of Code Section 162(m).

(ee)	“Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

(ff)	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

(gg)	“Performance Share” means an Award under Article 9 and subject to the terms of this Plan, denominated in fully paid Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria or Performance Measure(s), as applicable, have been achieved.

(hh)	“Performance Unit” means an Award under Article 9 and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria or Performance Measure(s), as applicable, have been achieved.

(ii)	“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, in its discretion).

(jj)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(kk)	“Plan” means this India Globalization Capital, Inc. Omnibus Incentive Plan, including any amendments thereto.

(ll)	“Restricted Stock” means an Award of Common Stock granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

(mm)	“Restricted Stock Unit” means an Award to a Participant pursuant to Article 8, except that no Shares are actually awarded to the Participant on the Grant Date.

(nn)	“Shares” means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.2).

(oo)	“Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

(pp)	“Subsidiary” means (i) in the case of an ISO, any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code Section 424(f)), and (ii) in the case of all other Awards, in addition to a “subsidiary corporation” as defined above, a partnership, limited liability company, joint venture or other entity in which the Company as fifty percent (50%) or more of the voting power or equity interests.

(qq)	“Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7 , the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

(rr)	“Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, any Parent, any Subsidiary, or an Affiliate that: (i) are not in connection with the offer or sale of the Company’s securities in a capital raising transaction; and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE 3. ADMINISTRATION

3.1	The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who are both non-employee directors, within the meaning of Rule 16b-3 of the Exchange Act, and “outside directors,” as defined in Treasury Regulation Section 1.162-27; provided, however, that if at any time any member of the Committee is not an outside director, as so defined, the Committee may establish a subcommittee, consisting of all members who are outside directors, for all purposes of any Award to a Covered Employee, unless the Committee determines that such an Award is not intended to qualify for the Performance-Based Exception.

3.2	Authority of the Committee. The Committee shall have full and exclusive discretionary power to construe and interpret the terms and the intent of this Plan and any Agreement or instrument entered into under the Plan or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan. Such authority shall include, but not be limited to, selecting Award recipients, establishing all terms and conditions (including the terms and conditions set forth in Agreements), granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any provision of the Plan or any Agreement, and, subject to Article 17, adopting modifications and amendments to this Plan or any Agreement, including without limitation, accelerating the vesting of any Award or extending the post-termination exercise period of an Award (subject to the limitations of Code Section 409A), or any other modifications or amendments that are necessary to comply with the law of the countries and other jurisdictions in which the Company, its Affiliates and/or its Subsidiaries operate. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All expenses of administering this Plan shall be borne by the Company. For any Award and Participant subject to the Worker Economic Opportunity Act (“Act”) because the Participant is a “non-exempt” employee for purposes of the Fair Labor Standards Act of 1938 (“FLSA”), the Committee shall establish the terms and conditions intended to comply with the Act or the Committee shall determine that an Award shall be made without regard to the Act.

Notwithstanding the foregoing, members of the Board or the Committee who are either eligible for Awards or have been granted Awards may vote on any and all matters, including matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan. However, no such member shall act upon the granting of a specific Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

3.3	Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do the following on the same basis as can the Committee: (a) designate Employees or Third-Party Service Providers to be recipients of Awards; and/or (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.4	Decisions Binding. All determinations and decisions made by the Committee pursuant to the provision of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Participants and their estates and beneficiaries.

3.5	Employees in Foreign Countries. The Committee shall have the authority to adopt such modifications, procedures, appendices and sub plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Subsidiary may operate to assure the viability of the benefits from Awards granted to Employees employed in such countries and to meet the objectives of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

4.1	Number of Shares. Subject to adjustment as provided in Section 4.2, the total number of Shares available for grant of Awards under the Plan shall be 300,000, increased on April 1 of each year, from and including April 1, 2008 by a number of shares equal to fifteen percent (15%) of the number of Shares outstanding on such date less 13,974,500; provided, however, that any such increase shall be made only to the extent that the Company has sufficient authorized and unreserved Stock for such purpose. Such increase shall be made each April 1, regardless of the number of shares of Stock remaining available for issuance under the Plan on such date. The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise.

4.2	Share Usage. The Shares available for issuance under this Plan may be authorized and unissued Shares, treasury Shares or Shares available on the open market. For purposes of determining the number of Shares available for grants subject to Awards, the following shall apply:

	(a)	The grant of an Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to the Award.

	(b)	While an Award is outstanding, Shares subject to the Award shall be counted against the authorized pool of Shares, regardless of vested status.

	(c)	Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan.

	(d)	If the Option Price of any Option granted under this Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation and subject to Section 6.7), or if a SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be delivered for purposes of determining the maximum number of Shares available for delivery under this Plan.

4.3	Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

	(a)	Options. The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be three million (3,000,000) as adjusted pursuant to Sections 4.4 and/or 17.2.

	(b)	SARs. The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be three million (3,000,000), as adjusted pursuant to Sections 4.4 and/or 17.2.

	(c)	Restricted Stock Units or Restricted Stock. The maximum aggregate grant with respect to Awards of Restricted Stock Units or Restricted Stock that a Participant may receive in any one Plan Year shall be three million (3,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2, or equal to the value of three million (3,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2.

	(d)	Performance Units or Performance Shares. The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be three million (3,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2 , or equal to the value of three million (3,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2 , determined as of the date of vesting or payout, as applicable.

	(e)	Cash-Based Awards. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the greater of the value of eighteen million dollars ($18,000,000) or three million (3,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2, determined as of the date of vesting or payout, as applicable.

	(f)	Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be three million (3,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2.

4.4	Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the authorized number of Shares of the Company or the capitalization of the Company) such as an amalgamation, a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, division, consolidation or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of issued Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards shall be adjusted to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number of such Shares.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to such adjustment, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any amalgamation, merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44 or subsequent accounting guidance), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable. The Committee shall provide to Participants reasonable written notice (which may include, without limit, notice by electronic means) within a reasonable time of any such determinations it makes.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1	Eligibility. Any Director, Employee, or Third-Party Service Provider to the Company or any Parent, Subsidiary, or Affiliate shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee may take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or a Parent, Subsidiary, or Affiliate, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.2	Leaves of Absence. Notwithstanding any other provision of the Plan to the contrary, for purposes of determining Awards granted hereunder, a Participant shall not be deemed to have incurred a termination of employment if such Participant is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship with the Company, any Parent, any Subsidiary, or any Affiliate. In such a case, the employment relationship shall be deemed to continue until the date when a Participant’s right to reemployment shall no longer be guaranteed either by law or contract.

5.3	Transfer of Service. Notwithstanding any other provision of the Plan to the contrary, for purposes of determining Awards granted hereunder, a Participant shall not be deemed to have incurred a termination of employment if the Participant’s status as an Employee, Director, or Third-Party Service Provider terminates and the Participant is then, or immediately thereafter becomes, an eligible individual due to another status or relationship with the Company, any Parent, any Subsidiary, or any Affiliate.

ARTICLE 6. STOCK OPTIONS

6.1	Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Directors and/or Third-Party Service Providers at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Parent or Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only an Employee may be granted ISOs. The maximum aggregate number of shares of Stock subject to ISOs issued under the Plan shall not exceed ten million (10,000,000) shares.

6.2	Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. The Committee may provide in the Option Agreement for transfer restrictions, repurchase rights, vesting requirements and other limitations on the Shares to be issued pursuant to the exercise of an Option.

6.3	Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Parent, any Subsidiary, or any Affiliate be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted. The Option Price for any Option may be greater than the Fair Market Value of a Share on the date the Option is granted.

6.4	Duration of Options. Each Option shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

6.5	Termination of Options. Each Option granted under the Plan to any Optionee shall expire no later than ninety (90) days from the date the Optionee terminates employment or services with the Company, unless earlier terminated pursuant to Section 6.4. However, the Committee may provide in each Participant’s Agreement the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. The Committee shall determine any such provisions in its sole discretion, which provisions need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to breach or threatened breach of restrictive covenants to which the Participant is subject, if any.

6.6	Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as set forth in each Agreement, including conditions related to the employment of or provision of services by the Participant with the Company or any Parent, Subsidiary or other entity, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as set forth in each Agreement at the time of the grant. Each Agreement may establish a minimum number of Shares (e.g., 100) for which an Option may be exercised at a particular time and may provide for an automatic accelerated vesting and other rights upon the occurrence of certain events as specified in the Agreement. In addition, in order to exercise any ISOs granted under this Article 6, the Participant must be an Employee of the Company, any Subsidiary, or any Affiliate from the Grant Date until at least three months before the date the ISO is exercised. Except as otherwise provided in the Agreement and Article 15, the right to purchase Shares that is exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

6.7	Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full under any of the following methods as determined by the Committee, in its discretion: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, provided that the Company may refuse any such tender if the Committee, in its sole discretion, determines that such tender will cause adverse consequences under federal securities laws or applicable accounting standards, (d) by a cashless (broker-assisted) exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions; or (e) by a combination of (a), (b), (c), and/or (d); or (f) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment of an Option, the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

Unless otherwise determined by the Committee, all payments under all methods indicated above shall be paid in United States dollars.

6.8	Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.9	Limited Transferability. If permitted in the Agreement, a Participant may transfer an Option granted hereunder, including but not limited to transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (a) the Participant does not receive any consideration in any form whatsoever for such transfer, (b) such transfer is permitted under applicable tax laws, and (c) if the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act, or its successor provisions as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, “Immediate Family” shall mean the Participant and the Participant’s spouse, children and grandchildren and any other member of the Participant’s family approved by the Committee. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant’s lifetime only by the Participant.

6.10	Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1	Grant of SARs. Subject to the terms and conditions of this Plan (including, if applicable, any Appendix), SARs may be granted to Employees, Directors and/or Third-Party Service Providers at any time and from time to time as shall be determined by the Committee. The Committee may grant Non-Tandem SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Agreement. Notwithstanding the foregoing, the Grant Price of a Non-Tandem SAR on the Grant Date shall be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date. The Grant Price of a Tandem SAR on the Grant Date shall equal the Option Price of the related Option.

7.2	SAR Agreement. Each SAR Award shall be evidenced by an Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3	Term of SAR. The term of a SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Agreement, no SAR shall be exercisable later than the tenth (10 th ) anniversary of the Grant Date. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4	Exercise of Tandem SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding the foregoing, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares covered by the ISO exceeds the Option Price of the ISO.

7.5	Exercise of Non-Tandem SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.6	Settlement of SARs. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, fully paid Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Agreement pertaining to the grant of the SAR.

7.7	Termination of Employment, Service as a Director or Third-Party Service Provider. Each Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to breach or threatened breach of restrictive covenants to which the Participant is subject, if any.

7.8	Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1	Grant of Restricted Stock/Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee may from time to time in its discretion grant Restricted Stock and/or Restricted Stock Units to Employees, Directors and/or Third-Party Service Providers in such amounts as the Committee shall determine.

8.2	Restricted Stock/Restricted Stock Unit Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine. To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions which comply with Code Section 409A and regulations thereunder.

8.3	Other Restrictions. At the time a grant of Restricted Stock and/or Restricted Stock Units is made, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock (which price shall not be less than par value of such Share) or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant’s name and, to the extent deemed appropriate by the Committee, may either be (i) held in custody by the Company or a bank selected by the Committee for the Participant’s account, or (ii) retained by the Company in the Company’s possession until such time as all condition and/or restrictions applicable to such Shares have been satisfied or lapse.

8.4	Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of the common shares of India Globalization Capital, Inc. represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the India Globalization Capital, Inc. Omnibus Incentive Plan, and in the associated Agreement. A copy of this Plan and such Agreement will be provided by India Globalization Capital, Inc., without charge, within ten (10) business days after receipt of a written request therefore.

8.5	Rights of Holder; Limitations Thereon. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. Upon a grant of Restricted Stock and following registration of the Restricted Stock Shares in the Participant’s name, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Board shall determine, and except further that, the following restrictions shall apply:

(a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Period of Restriction for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed in the Agreement or by the Committee or Board;

(b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Period of Restriction and until the satisfaction of any and all other conditions prescribed in the Agreement or by the Committee or Board (including satisfaction of any applicable tax withholding obligations); and

(c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or Director of or active Third-Party Service Provider providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Period of Restriction and the satisfaction of any and all other conditions prescribed in the Agreement or by the Committee or Board applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.2, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

With respect to any Shares received as a result of adjustments under Section 4.2 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

8.6	Lapse of Restrictions. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations as set out in Article 14). Restricted Stock Units shall be paid in cash, Shares or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

Notwithstanding any provision in the Plan or any Agreement to the contrary, to the extent an Award (i) constitutes “deferred compensation” within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of separation from service.

8.7	Termination of Employment, Service as a Director or Third-Party Service Provider. Each Agreement shall set forth the extent to which the restrictions placed on Restricted Stock and/or Restricted Stock Units shall lapse following termination of the Participant’s employment with or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to breach or threatened breach of restrictive covenants to which the Participant is subject, if any.

8.8	Nonassignability. Unless otherwise provided in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

8.9	Section 83(b) Election. The Committee may provide in an Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

9.1	Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Employees, Directors and/or Third-Party Service Providers in such amounts and upon such terms as the Committee shall determine.

9.2	Performance Unit/Performance Shares Agreement. Each Performance Unit and/or Performance Share grant shall be evidenced by an Agreement that shall specify the number of Performance Shares or the number of Performance Units granted, the applicable Performance Period, and such other terms and provisions as the Committee shall determine. To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions which comply with Code Section 409A and regulations thereunder.

9.3	Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.4	Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.5	Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in fully paid Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Agreement pertaining to the grant of the Award.

Notwithstanding any provision in the Plan or any Agreement to the contrary, to the extent an Award (i) constitutes “deferred compensation” within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of separation from service.

9.6	Termination of Employment, Service as a Director or Third-Party Service Provider. Each Agreement shall set forth the extent to which the Participant shall have the right to receive payment for any Performance Units and/or Performance Shares following termination of the Participant’s employment with or services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on, among other things, the reasons for termination, or reasons relating to the breach or threatened breach of restrictive covenants to which the Participant is subject, if any.

ARTICLE 10. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

10.1	Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Employees, Directors and/or Third-Party Service Providers in such amounts and upon such terms as the Committee may determine.

10.2	Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual fully paid Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3	Cash-Based or Other Stock-Based Award Agreement. Each Cash-Based Award or Other Stock-Based Award grant shall be evidenced by an Agreement that shall specify the amount of the Cash-Based Award or Other Stock-Based Award granted and such other terms and provisions as the Committee shall determine; provided that no Agreement shall provide for the issuance of Shares except on a fully paid basis. To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish Agreement terms and provisions which comply with Code Section 409A and regulations thereunder.

10.4	Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met, and provided the cash or services received by the Company in exchange for Shares shall have a value not less than the aggregate par value of any Shares issued as part of such Other Stock-Based Award.

10.5	Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or fully paid Shares as the Committee determines. Notwithstanding any provision in the Plan or any Agreement to the contrary, to the extent an Award (i) constitutes “deferred compensation” within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a specified employee (as determined in accordance with Code Section 409A(a)(2)(B) and applicable regulations) due to separation from service (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of separation from service.

10.6	Termination of Employment, Service as a Director or Third-Party Service Provider. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be, subject to Sections 5.2 and 5.3. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination, or reasons relating to the breach or threatened breach of restrictive covenants to which the Participant is subject, if any.

ARTICLE 11. PERFORMANCE MEASURES

11.1	Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

	(a)	Net earnings or net income (before or after taxes);

	(b)	Earnings per share (basic or fully diluted);

	(c)	Net sales or revenue growth;

	(d)	Net operating profit;

	(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

	(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

	(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

	(h)	Gross or operating margins;

	(i)	Productivity ratios;

	(j)	Share price (including, but not limited to, growth measures and total shareholder return);

	(k)	Expense targets;

	(l)	Leverage targets (including, but not limited to, absolute amount of consolidated debt, and or debt to equity ratios);

	(m)	Credit rating targets;

	(n)	Margins;

	(o)	Operating efficiency;

	(p)	Market share;

	(q)	Developing new products and lines of revenue;

	(r)	Reducing operating expenses;

	(s)	Developing new markets;

	(t)	Meeting completion schedules;

	(u)	Developing and managing relationships with regulatory and other governmental agencies;

	(v)	Managing cash;

	(w)	Managing claims against the Company, including litigation; and

	(x)	Identifying and completing strategic acquisitions

Any Performance Measure(s) may be used to measure the performance of the Company, any Subsidiary, or an Affiliate as a whole or any business unit of the Company, any Subsidiary, or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

Notwithstanding the foregoing, for each Award designed to qualify for the Performance-Based Exception, the Committee shall establish and set forth in the Award the applicable performance goals for that Award no later than the latest date that the Committee may establish such goals without jeopardizing the ability of the Award to qualify for the Performance-Based Exception and the Committee shall be satisfied that the attainment of such Performance Measure(s) shall represent value to the Company in an amount not less than the par value of any related Performance Shares.

11.2	Evaluation of Performance. Subject to Section 11.3, the Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs and other asset revaluations, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) changes in material liability estimates. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3	Adjustment of Performance-Based Compensation. The degree of payout and/or vesting of Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Committee as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied. The Committee shall have the sole discretion to adjust the determinations of the value and degree of attainment of the pre-established performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted so as to increase the payment under the Award (the Committee shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the pre-established performance goals).

11.4	Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12. DIVIDEND EQUIVALENTS

     Any Employees, Directors and/or Third-Party Service Providers selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

     Notwithstanding the foregoing, if the grant of an Award to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Award, such that the dividends and/or the Award maintain eligibility for the Performance-Based Exception. With respect to Restricted Stock and/or Restricted Stock Units, in the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock and/or Restricted Stock Unit with respect to which the dividend is paid.

ARTICLE 13. BENEFICIARY DESIGNATION

     To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and shall be effective only when filed by the Participant, in writing, with the Committee or its delegate during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than spouse.

ARTICLE 14. RIGHTS OF PARTICIPANTS

14.1	Employment or Other Services. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Parent, Subsidiary, or Affiliate to terminate any Participant’s employment by, or performance of services for, the Company or any Parent, Subsidiary, or Affiliate at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Parent, Subsidiary, or Affiliate. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of employment. Further, neither an Award nor any benefits arising under this Plan shall constitute an employment contract or other service contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17 , this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

14.2	Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

14.3	Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the registered holder of such Shares.

ARTICLE 15. CHANGE IN CONTROL AND OTHER REORGANIZATIONS

15.1	Adjustments to Awards Upon a Change in Control. Upon a Change in Control (defined below), merger or other reorganization event, the Committee or Board may, in their sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all-outstanding Awards:

	(a)	provide that all outstanding Options shall be assumed or substituted by the successor corporation;

	(b)	in the event of a Change in Control or merger pursuant to which holders of the Company’s common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the Participants equal to the difference between the merger price times the number of shares of the Company’s common stock subject to such outstanding Options, and the aggregate Option Price of all such outstanding Options, in exchange for the termination of such Options;

	(c)	upon written notice to a Participant, (i) provide that the Participant’s unexercised Options or Awards will terminate immediately prior to the consummation of such transaction unless exercised by the Participant; or (ii) terminate all unexercised outstanding Options immediately prior to the consummation of such transaction unless exercised by the Participant;

	(d)	provide that all or any outstanding Options shall become exercisable in full immediately prior to such event; and

	(e)	provide that outstanding Awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an Award will lapse, in whole or in part, prior to or upon the Change in Control, merger or other reorganization event, as the case may be.

15.2	Definition. For purposes of the Plan, a “Change in Control” means (i) the same definition for “Change in Control” set forth in any employment agreement between the Participant and the Company, Subsidiary and/or Affiliate in effect when the event(s) occur, or, (ii) in the absence of such an employment agreement, the occurrence of any of the following events:

	(a)	The closing of the sale of all or substantially all of Company’s assets as an entirety to any person or related group of persons other than an existing holder or existing holders of Company’s equity;

	(b)	The merger or consolidation of Company with or into another entity or the merger or consolidation of another entity with or into Company, in either case with the effect that immediately after such transaction the equity holders of Company immediately prior to such transaction hold less than a majority in interest of the total voting power of the outstanding voting interests of the entity surviving such merger or consolidation; or

	(c)	The closing of a transaction pursuant to which beneficial ownership of more than fifty percent (50%) of Company’s outstanding voting equity is transferred to any person or related group of persons other than an existing holder or existing holders of Company’s equity.

15.3	Provisions in Agreement. Unless the Committee provides otherwise in an Award, the vesting of an Award shall accelerate 100% upon a Change in Control. Notwithstanding the foregoing, to the extent an Award constitutes “deferred compensation” subject to Code Section 409A and provides for payment (in addition to vesting) upon a change in control, the Agreement shall define “change in control” pursuant to Treasury Regulation Section 1.409A-3(i)(5).

ARTICLE 16. CANCELLATION OF AWARDS

16.1	Limitation or Cancellation of Award. The Committee may provide in the Agreement that if a Participant engages in any Detrimental Activity, the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised or unpaid Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may also provide that if the Participant exercises an Award hereunder at any time during the period beginning six months prior to the date the Participant first engages in Detrimental Activity and ending six months after the date the Participant ceases to engage in any Detrimental Activity, the Participant shall be required to pay to the Company the excess of the Fair Market Value of the Shares subject to the Award exercised over the total exercise price paid for such Shares.

16.2	Severability. Should any provision of this Article 16 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Article 16, but, rather, the Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

ARTICLE 17. AMENDMENT, MODIFICATION AND TERMINATION

17.1	Amendment, Modification and Termination. The Committee may, at any time and from time to time, alter, amend, suspend or terminate the Plan and any Agreement in whole or in part; provided, that, unless approved by the holders of a majority of the total numbers of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in Article 5; (b) increase the total number of Shares (except as provided in Section 4.2) which may be granted under the Plan; (c) extend the term of the Plan; (d) reprice, replace or regrant through cancellation Options or SARs issued under this Plan or lower the Option Price of a previously granted Option or the Grant Price of a previously granted SAR; or (e) amend the Plan in any other manner which the Committee, in its discretion, determines should become effective only if approved by the shareholders even if such shareholder approval is not expressly required by the Plan or by law.

17.2	Adjustment of Awards Upon Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

17.3	Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding.

17.4	Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board may amend the Plan or an Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, each Participant agrees to any amendment made pursuant to this Section 17.4 to any Award granted under the Plan without further consideration or action.

ARTICLE 18. WITHHOLDING

18.1	Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal (including the Participant’s FICA obligation), state and local taxes, domestic or foreign, required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

18.2	Stock-Settled Awards. Each Participant shall make such arrangements as the Committee may require, within a reasonable time prior to the date on which any portion of an Award settled in Shares is scheduled to vest, for the payment of all withholding tax obligations through (i) giving instructions to a broker for the sale on the open market of a sufficient number of Shares to pay the withholding tax in a manner that satisfies all applicable laws, (ii) depositing with the Company an amount of funds equal to the estimated withholding tax liability, (iii) withholding Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, or (iv) such other method as the Committee in its discretion may approve, including a combination of (i), (ii) and (iii). If a Participant fails to make such arrangements, or if by reason of any action or inaction of the Participant the Company fails to receive a sufficient amount to satisfy the withholding tax obligation, then, anything else contained in this Plan or any Award to the contrary notwithstanding, the Shares that would otherwise have vested on such date shall be withheld, as determined by the Committee, regardless of the Participant’s status as an Employee, Director or Third-Party Service Provider; provided, that the Committee, in its sole discretion, may permit a Participant to cure any failure to provide funds to meeting the withholding tax obligation (including any penalties or interest thereon), if the Committee determines that the failure was due to factors beyond the Participant’s control. Any method elected by an Insider shall additionally comply with all legal requirements applicable to such Share transactions by such Participants.

ARTICLE 19. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company have to indemnify them or hold them harmless.

ARTICLE 20. SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 21. GENERAL PROVISIONS

21.1	Gender and Number. Except where otherwise indicted by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

21.2	Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.3	Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.4	Regulatory Approvals and Listing. The Company shall not be required to issue or deliver evidence of title for Shares under the Plan prior to (a) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on any national securities exchange or NASDAQ on which the Company’s Shares may be listed, and (c) the completion of any registration or other qualification of such Shares under any state, federal or foreign law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

21.5	Investment Representation. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.6	Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b) Determine which Employees, Directors, and/or Third-Party Service Providers outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Employees and/or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.6 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.7	Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable laws.

21.8	Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, any Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, any Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.9	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.10	Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s, any Subsidiary’s, or an Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

21.11	Deferred Compensation. If any Award granted under the Plan is considered deferred compensation as defined under Code Section 409A, and if this Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Section 409A. In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A. The Company shall have no liability for any tax imposed on a Participant under Section 409A, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company for payment of any such tax. Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.

21.12	Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.13	No Constraint on Corporate Action. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.14	Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

21.15	Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Maryland.

* * * *

     AS APPROVED BY THE BOARD OF DIRECTORS OF INDIA GLOBALIZATION CAPITAL, INC. EFFECTIVE AS OF _____________, 2007.

INDIA GLOBALIZATION CAPITAL, INC.

By: /s/
Its:

INDIA GLOBALIZATION CAPITAL, INC.
4336 Montgomery Avenue, Bethesda, MD 20814

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ram Mukunda and John Selvaraj, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock of the undersigned at the Special Meeting of Stockholders of India Globalization Capital, Inc., to be held on February 20, 2008 at 10:00 a.m., Eastern time, at the offices of at the offices of Seyfarth Shaw, LLP 815 Connecticut Ave, N.W., Suite 500, Washington, D.C. 20006, and at any adjournment or postponement thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
INDIA GLOBALIZATION CAPITAL, INC.
February 20, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN
BLUE OR BLACK INK AS SHOWN HERE   ☒

		FOR	AGAINST	ABSTAIN
1.	Proposal to approve the “Acquisition Proposal” of India Globalization Capital, Inc. (“IGC”) acting directly or indirectly through one or more newly formed affiliates, consisting of the following proposed acquisitions: a) acquisition of a 63% equity interest in Sricon Infrastructures, Limited (“Sricon”), b) the acquisition of convertible preference shares, and a direct equity interest in Techni Bharathi (“TBL”) and c) the acquisition from Odeon Limited of convertible preference shares of TBL, which when converted along with the convertible preference shares purchased directly from TBL would result in IGC owning a 77% equity interest in TBL.	☐	☐	☐

EXERCISE CONVERSION RIGHTS
	If you both (i) voted “AGAINST” Proposal 1 and (ii) hold shares of IGC common stock issued in its initial public offering, you may exercise your conversion rights and demand that IGC convert your shares of common stock into a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box to the right. If you exercise your conversion rights, then you will be exchanging your shares of IGC common stock for cash, and you will no longer own these shares. You will only be entitled to receive cash for these shares if the transactions contemplated by the Acquisition Proposal are completed and you continue to hold these shares through the closing of the transactions contemplated by the Acquisition Proposal. Do not mail your stock certificates with your proxy. If you elect conversion, you will receive instructions on how to return your stock certificates.	☐

2.	To elect two members of IGC’s board of directors to hold office as Class A directors for a period to expire at the fourth annual meeting of stockholders.	NOMINEES
		O	Sudhakar Shenoy
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Suhail Nathani

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O

3.	To adopt the IGC 2008 Omnibus Incentive Plan	☐	☐	☐
4.	To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method

☐

Signature
Signature	Date:	of Stockholder	Date:

Note: This proxy should be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.